UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22487

DBX ETF Trust

(Exact name of registrant as specified in charter)

875 Third Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 454-4500

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable

May 31, 2021

Annual Report

DBX ETF Trust

Xtrackers Eurozone Equity ETF (EURZ)

Xtrackers International Real Estate ETF (HAUZ)

Xtrackers Japan JPX-Nikkei 400 Equity ETF (JPN)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for three of our sector ETFs for the period ended May 31, 2021.

While the global economy faced divergent recoveries amid high uncertainty, it had positioned itself on firmer ground with the world’s biggest economies — the U.S. and China — driving the rally during the reporting period. Rapid vaccine rollouts in a few large economies has increased global trade in merchandise and manufactured goods to pre-pandemic levels. The sudden revival of the global economy spiked inflation concerns as prices around the world rose sharply, but core inflation is expected to remain transitory in most inflation-targeting countries. The Federal Open Market Committee decided to leave its monetary policy of near-zero interest rates and monthly bond purchases unchanged, to continue to support the U.S. in reopening the economy. China saw GDP1 growth plunge in Q1 2021, facing its weakest quarterly growth rate since the contraction in Q1 2020. Emerging-market equities lagged developed-market equities as increases in virus mutations and fatalities moderated their pace of growth.

The reopening of Eurozone countries in the summer of 2020 triggered a spike in COVID-19 cases, pushing the region into recession again. Labor markets in the region remained robust, as indicated by a steady decline in unemployment rates. Germany, Europe’s largest economy, saw consumer spending decline substantially while its unemployment rate improved slightly as it managed to stave of mass layoffs by relying heavily on subsidised short-time work schemes known as “Kurzarbeit”. The driving force of France’s economic activity, household consumption, contracted and remained in negative territory. Spain witnessed higher economic activity after a slump at the start of the year, as indicated by a J-curve recovery in the services purchasing managers index (PMI2). In its first monetary policy meeting in 2021, the European Central Bank stated that it would keep key interest rates in the Eurozone and other pandemic policy responses unchanged.

Japan witnessed renewed weakness in its economy due to virus-related containment efforts and slow vaccine rollouts. Private consumption fell, mainly due to the Japanese government declaring targeted state-of-emergency measures in multiple cities to combat the spread of the virus ahead of the much-anticipated Tokyo 2020 Olympics. The tourism sector is expected to take a hard hit, as the organizers have announced a ban on spectators from overseas. While exports grew as a result of a rebound in global demand for cars and electronics, the pace of increase slowed sharply due to supply-chain disruptions, dragging down capital spending as well. China witnessed a steady decline in its manufacturing PMI in the first half of the reporting period, but bounced back with exports inching higher as more countries reopened their economies. The resurgence of new daily COVID-19 cases at the beginning of 2021 led to most major Latin American economies re-imposing lockdown measures. Service-sector growth, especially in countries such as Brazil and Mexico, was impacted as a result.

Historically low borrowing costs and global monetary easing have made the yield spread between global real estate markets and other asset classes extremely compelling to investors. In the U.S., prices of lumber skyrocketed, together with copper, which saw a similar uptick in price due to constraints caused by a lack of investment by large miners and the transition to a carbon-free world. In contrast to residential real estate, global office real estate markets remained subdued owing to the increase in working from home, rising concern for the wellbeing of employees and the eroded appeal of long commutes in big cities.

An uneven global recovery is expected as differing circumstances and policy responses of the respective countries will determine their advancement. The recovery of smaller economies and developing countries will depend heavily on that of major economies and economic blocs. Catalysts for success in the post-pandemic era will be each country’s policies and capacities, recovery driven by vaccine rollouts, integration into major economic blocs, ability to provide and monitor fiscal and monetary stimulus, and restoration of solvency in the private sector.

1

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1. The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

2. Purchasing Managers’ Indexes (PMI) are economic indicators derived from monthly surveys of private sector companies.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Eurozone Equity ETF (EURZ)

Xtrackers Eurozone Equity ETF (EURZ) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Eurozone Large Mid Cap Index (the EURZ Index). The EURZ Index is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). For the 12-month period ended May 31, 2021, EURZ shares returned 48.83%, compared to the EURZ Index return of 48.28%.

All sectors contributed positively to performance during the period with the greatest contribution coming from Consumer Discretionary, Financials and Industrials. From a geographical perspective, France, Germany and Netherlands were the major positive contributors.

Xtrackers International Real Estate ETF (HAUZ)

Xtrackers International Real Estate ETF (HAUZ), seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the HAUZ Index). The HAUZ index is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, Pakistan and Vietnam. For the 12-month period ended May 31, 2021, HAUZ shares returned 32.24%, compared to the HAUZ Index return of 31.98%.

All sectors contributed positively to performance during the period with the greatest contributions from Real Estate Operating Companies, Diversified REITs and Retail REITs. From a geographical perspective, Japan, Australia and Hong Kong were the major positive contributors, while Chile and Turkey detracted from performance.

Xtrackers Japan JPX-Nikkei 400 Equity ETF Xtrackers (JPN)

Japan JPX-Nikkei 400 Equity ETF (JPN) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return Index (the JPN Index). The JPN Index is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (JASDAQ) or the following sections of the Tokyo Stock Exchange (TSE): the first section (for large companies), the second section (for middle-sized companies), and the “Mothers” (for high growth and emerging stocks). For the 12-month period ended May 31, 2021, JPN shares returned 24.96%, compared to the JPN Index return of 24.72%.

The majority of sectors contributed positively to performance during the period with the greatest contributions coming from Industrials, Information Technology and Consumer Discretionary. The Utilities and Health Care sectors were the only negative contributors to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-9 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Eurozone Equity ETF (EURZ)

The Xtrackers Eurozone Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	NASDAQ Eurozone Large Mid Cap Index	MSCI ACWI ex USA Index
One Year	48.83%	48.64%	48.28%	42.62%
Five Year	9.82%	9.80%	9.78%	10.86%
Since Inception[1]	4.79%	4.78%	4.78%	8.18%

Cumulative Total Returns

	Net Asset Value	Market Value	NASDAQ Eurozone Large Mid Cap Index	MSCI ACWI ex USA Index
One Year	48.83%	48.64%	48.28%	42.62%
Five Year	59.70%	59.61%	59.48%	67.42%
Since Inception[1]	31.06%	31.02%	31.02%	57.66%

1 Total returns are calculated based on the commencement of operations, August 19, 2015 (“Inception”).

Prior to October 27, 2017, the Fund was known as Xtrackers MSCI Southern Europe Hedged Equity ETF (DBSE) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021, was 0.09%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Eurozone Equity ETF (EURZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 19, 2015.

Sector Diversification* as of May 31, 2021

Industrials	16.3%
Consumer Discretionary	15.9%
Financials	15.3%
Information Technology	12.5%
Consumer Staples	7.7%
Materials	7.3%
Health Care	7.2%
Utilities	7.1%
Communication Services	5.0%
Energy	3.5%
Real Estate	2.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (22.4% of Net Assets)

Description	% of Net Assets
ASML Holding NV (Netherlands)	3.8%
LVMH Moet Hennessy Louis Vuitton SE (France)	3.7%
SAP SE (Germany)	2.5%
Sanofi (France)	2.1%
Siemens AG (Germany)	2.1%
L’Oreal SA (France)	1.9%
TotalEnergies SE (France)	1.8%
Allianz SE (Germany)	1.7%
Schneider Electric SE (France)	1.4%
Deutsche Post AG (Germany)	1.4%

Country Diversification* as of May 31, 2021

France	33.8%
Germany	27.9%
Netherlands	12.6%
Spain	7.8%
Italy	6.4%
Finland	3.6%
Belgium	3.3%
Ireland	2.0%
Other	2.6%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 11.

5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers International Real Estate ETF (HAUZ)

The Xtrackers International Real Estate ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”). The Underlying Index is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index	MSCI ACWI ex USA Index
One Year	32.24%	32.00%	31.98%	42.62%
Five Year	8.53%	8.62%	9.06%	10.86%
Since Inception[1]	5.77%	5.75%	6.25%	6.31%

Cumulative Total Returns

	Net Asset Value	Market Value	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index[2]	MSCI ACWI ex USA Index
One Year	32.24%	32.00%	31.98%	42.62%
Five Year	50.54%	51.19%	54.28%	67.42%
Since Inception[1]	53.75%	53.55%	59.19%	59.90%

1 Total returns are calculated based on the commencement of operations, October 1, 2013 (“Inception”).

Prior to February 22, 2019, the Fund was known as Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.12%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers International Real Estate ETF (HAUZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 1, 2013.

Sector Diversification* as of May 31, 2021

Real Estate Operations/Development	33.3%
Diversified	17.1%
Real Estate Management/Services	15.6%
Warehouse/Industry	8.5%
Shopping Centers	8.5%
Office Property	6.6%
Apartments	3.6%
Other	6.8%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (19.0% of Net Assets)

Description	% of Net Assets
Vonovia SE (Germany)	2.9%
Goodman Group (Australia)	2.2%
Sun Hung Kai Properties Ltd. (Hong Kong)	2.1%
Mitsubishi Estate Co. Ltd. (Japan)	1.9%
Mitsui Fudosan Co. Ltd. (Japan)	1.9%
Deutsche Wohnen SE (Germany)	1.9%
Link (Hong Kong)	1.7%
Segro PLC (United Kingdom)	1.5%
CK Asset Holdings Ltd. (Hong Kong)	1.5%
Sumitomo Realty & Development Co. Ltd. (Japan)	1.4%

Country Diversification* as of May 31, 2021

Japan	20.5%
Hong Kong	13.3%
Australia	9.4%
United Kingdom	7.5%
Germany	6.8%
Canada	6.2%
Singapore	6.0%
Sweden	5.1%
France	3.6%
Philippines	2.3%
Other	19.3%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 16.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Japan JPX-Nikkei 400 Equity ETF (JPN)

The Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities of issuers who are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks). The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	JPX-Nikkei 400 Index	MSCI ACWI ex USA Index
One Year	24.96%	24.64%	24.72%	42.62%
Five Year	9.38%	9.48%	9.46%	10.86%
Since Inception[1]	6.58%	6.51%	6.70%	6.74%

Cumulative Total Returns

	Net Asset Value	Market Value	JPX-Nikkei 400 Index	MSCI ACWI ex USA Index
One Year	24.96%	24.64%	24.72%	42.62%
Five Year	56.60%	57.31%	57.11%	67.42%
Since Inception[1]	45.97%	45.49%	47.02%	47.35%

1 Total returns are calculated based on the commencement of operations, June 24, 2015 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021, was 0.09%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Japan JPX-Nikkei 400 Equity ETF (JPN) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 24, 2015.

Sector Diversification* as of May 31, 2021

Industrials	25.2%
Consumer Discretionary	15.5%
Information Technology	11.8%
Financials	10.0%
Health Care	9.9%
Consumer Staples	8.6%
Communication Services	7.8%
Materials	6.5%
Real Estate	2.7%
Utilities	1.2%
Energy	0.8%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (16.4% of Net Assets)

Description	% of Net Assets
Mitsubishi UFJ Financial Group, Inc.	1.9%
Recruit Holdings Co. Ltd.	1.8%
Sony Group Corp.	1.8%
SoftBank Group Corp.	1.7%
Shin-Etsu Chemical Co. Ltd.	1.7%
Nippon Telegraph & Telephone Corp.	1.6%
Toyota Motor Corp.	1.5%
Keyence Corp.	1.5%
Tokyo Electron Ltd.	1.5%
KDDI Corp.	1.4%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 25.

9

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period Xtrackers Eurozone Equity ETF, Xtrackers International Real Estate ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Eurozone Equity ETF
Actual	$1,000.00	$1,193.20	0.09%	$0.49
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	0.09%	$0.45
Xtrackers International Real Estate ETF
Actual	$1,000.00	$1,130.70	0.10%	$0.53
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	0.10%	$0.50
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Actual	$1,000.00	$1,057.60	0.09%	$0.46
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	0.09%	$0.45

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

10

DBX ETF Trust

Schedule of Investments

Xtrackers Eurozone Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 97.1%
Austria — 0.8%
ANDRITZ AG	46	$2,653
Erste Group Bank AG	145	5,960
OMV AG	71	4,064
Raiffeisen Bank International AG	68	1,619
Telekom Austria AG*	67	587
Verbund AG	54	4,952
voestalpine AG	62	2,802

(Cost $19,307)		22,637

Belgium — 3.3%
Ackermans & van Haaren NV	12	1,938
Ageas SA/NV	75	4,906
Anheuser-Busch InBev SA/NV	490	36,880
Elia Group SA/NV	33	3,534
Etablissements Franz Colruyt NV	27	1,643
Galapagos NV*	15	1,121
Groupe Bruxelles Lambert SA	38	4,311
KBC Group NV	135	11,039
Melexis NV	19	1,984
Proximus SADP	68	1,381
Sofina SA	8	3,324
Solvay SA	36	4,859
Telenet Group Holding NV	24	932
UCB SA	58	5,426
Umicore SA	89	5,340
Warehouses De Pauw CVA REIT	64	2,441

(Cost $97,176)		91,059

Finland — 3.6%
Elisa OYJ	73	4,307
Fortum OYJ (a)	212	6,042
Huhtamaki OYJ	48	2,254
Kesko OYJ, Class B	126	4,355
Kojamo OYJ	114	2,611
Kone OYJ, Class B	191	15,445
Metso Outotec OYJ	349	4,140
Neste OYJ	203	13,378
Nokia OYJ*	2,550	13,244
Nokian Renkaat OYJ	55	2,179
Orion OYJ, Class B	48	2,066
Sampo OYJ, Class A	226	10,528
Stora Enso OYJ, Class R	285	4,988
UPM-Kymmene OYJ	251	9,562
Valmet OYJ	67	2,885
Wartsila OYJ Abp	225	3,040

(Cost $82,480)		101,024

France — 33.5%
Accor SA*	78	3,134
Aeroports de Paris*	14	1,940
Air Liquide SA	224	38,090
Airbus SE*	291	37,949
Alstom SA*	141	7,928
Amundi SA, 144A	30	2,667
Arkema SA (a)	27	3,557
Atos SE	49	3,285
AXA SA	981	27,083

	Number of Shares	Value
France (Continued)
BioMerieux	22	$2,529
BNP Paribas SA (a)	508	34,689
Bollore SA	447	2,335
Bouygues SA	105	4,285
Bureau Veritas SA*	141	4,339
Capgemini SE (a)	73	13,624
Carrefour SA (a)	306	6,255
Cie de Saint-Gobain*	238	15,952
Cie Generale des Etablissements Michelin SCA	87	13,381
Cie Plastic Omnium SA	70	2,400
CNP Assurances	81	1,469
Covivio REIT	22	2,075
Credit Agricole SA	567	8,459
Danone SA	305	21,741
Dassault Systemes SE	69	15,881
Edenred	93	5,056
Eiffage SA	37	4,087
Electricite de France SA	1,475	20,604
Engie SA (a)	900	13,370
EssilorLuxottica SA (a)	141	24,459
Eurazeo SE	21	1,876
Faurecia SE*	38	2,055
Gecina SA REIT	16	2,553
Getlink SE	204	3,266
Hermes International	17	23,955
ICADE REIT	16	1,433
Iliad SA	9	1,495
Ipsen SA	18	1,822
Kering SA (a)	31	28,362
Klepierre SA REIT (a)	105	3,035
La Francaise des Jeux SAEM, 144A	59	3,358
Legrand SA	123	12,879
L’Oreal SA	117	52,685
LVMH Moet Hennessy Louis Vuitton SE	129	102,835
Natixis SA*(a)	455	2,256
Neoen SA, 144A*	40	1,652
Orange SA	895	11,391
Orpea SA*	25	3,133
Pernod Ricard SA	87	19,163
Publicis Groupe SA	106	7,193
Remy Cointreau SA	10	2,089
Renault SA*	103	4,261
Rexel SA*	143	2,917
Rubis SCA	47	2,273
Safran SA	151	22,590
Sanofi (a)	547	58,165
Sartorius Stedim Biotech	12	5,200
Schneider Electric SE	256	40,502
SCOR SE*	90	2,927
SEB SA	14	2,607
Societe Generale SA	324	10,381
Sodexo SA*	42	4,067
SOITEC*	11	2,243
Suez SA*	190	4,637
Teleperformance	26	10,001
Thales SA	54	5,537

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of Investments

Xtrackers Eurozone Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
France (Continued)
TotalEnergies SE (a)	1,082	$50,145
Ubisoft Entertainment SA*	54	3,959
Unibail-Rodamco-Westfield REIT*	68	5,918
Valeo SA	102	3,336
Veolia Environnement SA	247	7,761
Vinci SA	254	28,857
Vivendi SE*	409	14,862
Wendel SE	14	1,955
Worldline SA, 144A*	116	11,102

(Cost $794,131)		937,312

Germany — 25.6%
adidas AG	83	30,277
Allianz SE	181	47,679
BASF SE	405	33,008
Bayer AG	437	27,506
Bayerische Motoren Werke AG	151	16,007
Bechtle AG*	12	2,312
Beiersdorf AG	57	6,749
Brenntag SE	72	6,791
Carl Zeiss Meditec AG	18	3,339
Commerzbank AG*	512	4,130
CompuGroup Medical SE & Co. KGaA	14	1,160
Continental AG	50	7,391
Covestro AG, 144A	87	6,095
CTS Eventim AG & Co. KGaA*	42	2,885
Daimler AG	400	37,252
Delivery Hero SE, 144A*	78	10,729
Deutsche Bank AG*(b)	960	14,310
Deutsche Boerse AG	84	13,731
Deutsche Lufthansa AG*	202	2,637
Deutsche Post AG	587	40,047
Deutsche Telekom AG	1,926	40,018
Deutsche Wohnen SE	163	10,403
E.ON SE	860	10,396
Evonik Industries AG	87	3,111
Evotec SE*	59	2,612
Fielmann AG*	12	962
Fraport AG Frankfurt Airport Services Worldwide*	44	3,126
Fresenius Medical Care AG & Co. KGaA	94	7,512
Fresenius SE & Co. KGaA	192	10,363
FUCHS PETROLUB SE	14	582
GEA Group AG	77	3,377
Hannover Rueck SE	30	5,249
HeidelbergCement AG	72	6,572
Hella GmbH & Co. KGaA*	22	1,520
HelloFresh SE*	68	6,216
Henkel AG & Co. KGaA	50	4,936
HOCHTIEF AG	9	757
Infineon Technologies AG	587	23,874
KION Group AG	37	3,955
Knorr-Bremse AG	23	2,860
LANXESS AG	43	3,223
LEG Immobilien SE	31	4,544
Merck KGaA	57	10,283
MTU Aero Engines AG	20	5,160

	Number of Shares	Value
Germany (Continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	63	$18,190
Nemetschek SE	29	2,144
OSRAM Licht AG*	13	831
Puma SE	44	5,047
Rational AG	2	1,797
Rheinmetall AG	18	1,868
RWE AG	294	11,089
SAP SE	497	68,981
Scout24 AG, 144A	43	3,492
Siemens AG	358	58,058
Siemens Energy AG*	344	10,935
Sixt SE*	15	2,382
Stroeer SE & Co. KGaA	24	1,966
Symrise AG	57	7,562
TAG Immobilien AG	69	2,180
Talanx AG	26	1,092
TeamViewer AG, 144A*	69	2,731
Telefonica Deutschland Holding AG	447	1,223
thyssenkrupp AG*	159	1,880
Uniper SE	49	1,775
United Internet AG	45	1,878
Varta AG*	8	1,231
Vonovia SE	228	14,256
Wacker Chemie AG	9	1,505
Zalando SE, 144A*	67	7,161

(Cost $617,557)		716,900

Greece — 0.1%
Hellenic Telecommunications Organization SA (Cost $1,722)	123	2,227

Ireland — 2.0%
AIB Group PLC*	1,294	4,315
CRH PLC	374	19,466
Kerry Group PLC, Class A	76	10,277
Kingspan Group PLC	69	6,484
Ryanair Holdings PLC, ADR*	87	10,157
Smurfit Kappa Group PLC	107	5,687

(Cost $38,666)		56,386

Italy — 6.3%
A2A SpA	779	1,628
Amplifon SpA	62	2,953
Assicurazioni Generali SpA (a)	602	12,376
Atlantia SpA*	252	4,959
Banca Mediolanum SpA	129	1,278
Brembo SpA	156	2,068
Buzzi Unicem SpA	48	1,379
Davide Campari-Milano NV	278	3,598
De’ Longhi SpA	24	1,072
DiaSorin SpA	12	2,122
Enel SpA	3,162	31,145
Eni SpA	1,180	14,508
ERG SpA	70	2,131
FinecoBank Banca Fineco SpA*	290	4,870
Hera SpA	586	2,501

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of Investments

Xtrackers Eurozone Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Italy (Continued)
Infrastrutture Wireless Italiane SpA, 144A	173	$1,937
Interpump Group SpA	51	2,916
Intesa Sanpaolo SpA	8,160	24,109
Italgas SpA	235	1,556
Mediobanca Banca di Credito Finanziario SpA*	403	4,809
Moncler SpA	95	6,751
Nexi SpA, 144A*	250	5,056
Pirelli & C SpA, 144A*	249	1,479
Poste Italiane SpA, 144A	231	3,266
Prysmian SpA	129	4,452
Recordati Industria Chimica e Farmaceutica SpA	33	1,835
Reply SpA	15	2,410
Snam SpA	919	5,401
Telecom Italia SpA	5,126	2,749
Telecom Italia SpA-RSP	2,643	1,514
Terna SPA	701	5,355
UniCredit SpA	948	12,170

(Cost $152,713)		176,353

Luxembourg — 0.9%
ArcelorMittal SA*	325	10,687
Aroundtown SA	587	4,928
Eurofins Scientific SE*	60	6,475
Tenaris SA	235	2,681

(Cost $18,945)		24,771

Netherlands — 12.5%
Aalberts NV	36	2,034
ABN AMRO Bank NV, 144A*	408	5,447
Adyen NV, 144A*	13	30,047
Aegon NV	889	4,191
Akzo Nobel NV	88	11,330
Argenx SE*	21	5,795
ASM International NV	22	6,918
ASML Holding NV	160	107,046
ASR Nederland NV	62	2,669
BE Semiconductor Industries NV	37	3,020
Euronext NV, 144A	43	4,613
EXOR NV	56	4,806
Heineken Holding NV	52	5,245
Heineken NV	108	12,890
IMCD NV	21	3,397
ING Groep NV	1,848	25,622
Just Eat Takeaway.com NV, 144A*	54	4,902
Koninklijke Ahold Delhaize NV	516	14,905
Koninklijke DSM NV	86	15,846
Koninklijke KPN NV	1,385	4,603
Koninklijke Philips NV	432	24,310
Koninklijke Vopak NV	34	1,608
NN Group NV	146	7,413
Prosus NV*	208	21,594
Randstad NV	57	4,442
Signify NV, 144A	60	3,724
Wolters Kluwer NV	114	10,933

(Cost $230,812)		349,350

	Number of Shares	Value
Portugal — 0.5%
EDP – Energias de Portugal SA	1,266	$7,283
Galp Energia SGPS SA	225	2,800
Jeronimo Martins SGPS SA	121	2,342

(Cost $10,544)		12,425

Spain — 7.6%
Acciona SA	12	2,026
ACS Actividades de Construccion y Servicios SA	135	4,209
Aena SME SA, 144A*	36	6,316
Amadeus IT Group SA*	188	14,191
Banco Bilbao Vizcaya Argentaria SA*	2,973	18,669
Banco Santander SA*	7,777	32,557
Bankinter SA	309	1,772
CaixaBank SA	2,330	7,994
Cellnex Telecom SA, 144A*	217	13,022
Enagas SA	113	2,656
Endesa SA	156	4,253
Ferrovial SA	257	7,551
Grifols SA (a)	144	4,020
Iberdrola SA	2,601	34,965
Industria de Diseno Textil SA	529	20,497
Inmobiliaria Colonial Socimi SA REIT	137	1,528
Mapfre SA (a)	471	1,073
Merlin Properties Socimi SA REIT	212	2,459
Naturgy Energy Group SA	160	4,192
Red Electrica Corp. SA	214	4,296
Repsol SA	635	8,481
Siemens Gamesa Renewable Energy SA	113	3,712
Telefonica SA	2,665	13,099

(Cost $215,871)		213,538

Switzerland — 0.4%
STMicroelectronics NV* (Cost $6,092)	308	11,542

TOTAL COMMON STOCKS (Cost $2,286,016)		2,715,524

PREFERRED STOCKS — 2.2%
Germany — 2.1%
Bayerische Motoren Werke AG	26	2,354
FUCHS PETROLUB SE	34	1,720
Henkel AG & Co. KGaA	87	9,980
Porsche Automobil Holding SE	77	8,708
Sartorius AG	18	8,913
Volkswagen AG	98	27,367

(Cost $39,998)		59,042

Spain — 0.1%
Grifols SA, Class B (Cost $2,851)	129	2,312

TOTAL PREFERRED STOCKS (Cost $42,849)		61,354

RIGHTS — 0.0%
Italy — 0.0%
Brembo SpA*, expires 6/30/21 (Cost $0)	156	0

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of Investments

Xtrackers Eurozone Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 0.5%
iShares MSCI Eurozone ETF (a) (Cost $14,805)	300	$15,216

SECURITIES LENDING COLLATERAL — 4.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $135,258)	135,258	135,258

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c) (Cost $394)	394	394

TOTAL INVESTMENTS — 104.7% (Cost $2,479,322)		$2,927,746
Other assets and liabilities, net — (4.7%)		(130,617)

NET ASSETS — 100.0%		$2,797,129

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
COMMON STOCKS — 0.5%
Germany — 0.5%
Deutsche Bank AG*(b)
16,067	1,559		(10,369)	899	6,154	—	—	960	14,310

SECURITIES LENDING COLLATERAL — 4.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
55,855	79,403	(e)	—	—	—	867	—	135,258	135,258

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
187	78,709		(78,502)	—	—	1	—	394	394

72,109	159,671		(88,871)	899	6,154	868	—	136,612	149,962

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $198,898, which is 7.1% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $99,050.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

ADR:	American Depositary Receipt
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of Investments

Xtrackers Eurozone Equity ETF (Continued)

May 31, 2021

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$2,715,524	$—	$—	$2,715,524
Preferred Stocks (f)	61,354	—	—	61,354
Rights	—	0	—	0
Exchange-Traded Funds	15,216	—	—	15,216
Short-Term Investments (f)	135,652	—	—	135,652

TOTAL	$2,927,746	$0	$—	$2,927,746

(f)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 99.2%
Australia — 9.4%
Abacus Property Group REIT	175,602	$409,134
ALE Property Group REIT	49,862	171,751
Arena REIT	136,348	362,003
Aventus Group REIT	172,908	396,165
BWP Trust REIT	191,221	632,023
Centuria Industrial REIT	171,362	484,146
Centuria Office REIT	166,905	295,852
Charter Hall Group REIT	186,736	2,069,858
Charter Hall Long Wale REIT	225,549	834,523
Charter Hall Retail REIT	202,850	591,951
Charter Hall Social Infrastructure REIT	143,134	381,128
Cromwell Property Group REIT (a)	612,062	428,759
Dexus REIT	433,728	3,501,638
GDI Property Group REIT	227,123	193,385
Goodman Group REIT	662,763	9,967,827
GPT Group REIT	647,588	2,305,823
Growthpoint Properties Australia Ltd. REIT	128,784	383,789
Home Consortium Ltd. REIT (a)	83,135	305,022
Ingenia Communities Group REIT	127,959	552,681
Lifestyle Communities Ltd.	37,520	426,633
Mirvac Group REIT	1,547,600	3,342,199
National Storage REIT	365,717	591,645
REA Group Ltd.	20,250	2,565,293
Rural Funds Group REIT	122,575	236,249
Scentre Group REIT	2,060,248	4,337,683
Shopping Centres Australasia Property Group REIT	427,395	823,755
Stockland REIT	948,078	3,427,128
US Masters Residential Property Fund REIT*	164,447	33,732
Vicinity Centres REIT	1,816,329	2,193,252
Waypoint REIT	311,582	624,657

(Cost $35,926,358)		42,869,684

Austria — 0.5%
CA Immobilien Anlagen AG	23,805	1,037,600
IMMOFINANZ AG*(a)	32,400	726,519
S IMMO AG	17,201	456,369
UBM Development AG	1,170	63,657

(Cost $1,978,298)		2,284,145

Belgium — 1.9%
Aedifica SA REIT	13,001	1,686,532
Ascencio REIT	2,064	118,733
Befimmo SA REIT	8,931	390,372
Care Property Invest NV REIT	10,052	328,145
Cofinimmo SA REIT	10,552	1,662,992
Immobel SA (a)	1,901	166,882
Intervest Offices & Warehouses NV REIT	9,537	270,522
Montea C.V.A REIT	5,071	591,486
Retail Estates NV REIT	3,838	327,539
VGP NV	3,668	698,713
Warehouses De Pauw CVA REIT	54,798	2,090,363
Xior Student Housing NV REIT (a)	8,602	515,871

(Cost $7,335,016)		8,848,150

	Number of Shares	Value
Brazil — 0.6%
Aliansce Sonae Shopping Centers SA	56,994	$325,801
BR Malls Participacoes SA*	374,033	796,808
Cyrela Brazil Realty SA Empreendimentos e Participacoes	120,058	546,753
Ez Tec Empreendimentos e Participacoes SA	60,144	356,872
Iguatemi Empresa de Shopping Centers SA	31,264	257,652
Multiplan Empreendimentos Imobiliarios SA	123,888	605,742

(Cost $3,356,920)		2,889,628

Canada — 6.2%
Allied Properties Real Estate Investment Trust REIT	49,766	1,826,937
Altus Group Ltd.	16,509	806,797
American Hotel Income Properties REIT LP*(a)	46,124	175,623
Artis Real Estate Investment Trust REIT	45,757	421,551
Boardwalk Real Estate Investment Trust REIT	14,586	468,935
Canadian Apartment Properties REIT	67,720	3,104,324
Chartwell Retirement Residences	84,498	915,552
Choice Properties Real Estate Investment Trust REIT (a)	98,593	1,190,689
Colliers International Group, Inc.	15,197	1,666,751
Cominar Real Estate Investment Trust REIT (a)	61,426	514,044
Crombie Real Estate Investment Trust REIT	38,539	540,714
CT Real Estate Investment Trust REIT (a)	26,742	364,352
Dream Industrial Real Estate Investment Trust REIT	64,446	737,760
Dream Office Real Estate Investment Trust REIT	15,954	288,680
DREAM Unlimited Corp., Class A	9,668	198,706
First Capital Real Estate Investment Trust REIT	78,559	1,161,380
FirstService Corp.	14,272	2,315,346
Granite Real Estate Investment Trust REIT	22,777	1,526,515
H&R Real Estate Investment Trust REIT (a)	117,245	1,549,874
InterRent Real Estate Investment Trust REIT	54,211	698,672
Killam Apartment Real Estate Investment Trust REIT	40,248	635,986
Minto Apartment Real Estate Investment Trust REIT, 144A	14,309	256,783
Morguard Corp.	1,877	229,308
Morguard North American Residential Real Estate Investment Trust REIT	11,893	163,417
NorthWest Healthcare Properties Real Estate Investment Trust REIT (a)	62,892	671,035
RioCan Real Estate Investment Trust REIT (a)	125,737	2,209,582

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
Canada (Continued)
SmartCentres Real Estate Investment Trust REIT (a)	51,773	$1,255,648
Summit Industrial Income REIT	61,016	811,122
Tricon Residential, Inc.	75,294	808,970
True North Commercial Real Estate Investment Trust REIT	31,536	195,256
WPT Industrial Real Estate Investment Trust REIT	27,473	469,239

(Cost $23,043,522)		28,179,548

Chile — 0.2%
Cencosud Shopping SA	179,237	342,736
Parque Arauco SA*	291,046	423,854
Plaza SA	114,710	189,942

(Cost $1,140,666)		956,532

China — 1.4%
A-Living Smart City Services Co. Ltd., 144A	171,095	825,571
China Vanke Co. Ltd., Class H	666,051	2,304,185
Colour Life Services Group Co. Ltd.*	165,662	72,999
Guangzhou R&F Properties Co. Ltd., Class H	663,830	899,784
Poly Property Services Co. Ltd., Class H (a)	59,665	480,469
Powerlong Real Estate Holdings Ltd.	575,385	561,944
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	91,332	84,573
Shanghai Lingang Holdings Corp. Ltd., Class B	34,255	44,292
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	414,652	359,918
Shanghai Shibei Hi-Tech Co. Ltd., Class B	120,865	35,293
Shenzhen Wongtee International Enterprise Co. Ltd., Class B*	41,029	7,665
Sino-Ocean Group Holding Ltd.	1,163,081	244,266
Zhenro Properties Group Ltd. (a)	780,614	496,854

(Cost $6,362,130)		6,417,813

Egypt — 0.1%
Arab Co. for Asset Management & Development*	207,345	8,614
Cairo Investment & Real Estate Development Co. SAE	119,996	90,514
Egyptians Housing Development & Reconstruction*	300,000	13,018
Emaar Misr for Development SAE*	226,940	31,861
Heliopolis Housing	135,100	41,901
Medinet Nasr Housing	391,848	81,020
Palm Hills Developments SAE	635,916	69,801
Six of October Development & Investment*	55,509	60,079
Talaat Moustafa Group	235,493	87,765

(Cost $523,220)		484,573

	Number of Shares	Value
Finland — 0.5%
Adapteo OYJ	13,478	$267,213
Citycon OYJ (a)	36,071	325,695
Kojamo OYJ	82,076	1,879,561

(Cost $1,955,586)		2,472,469

France — 3.6%
Altarea SCA REIT	1,477	335,167
ARGAN SA REIT (a)	3,892	423,987
Carmila SA REIT (a)	18,095	295,132
Covivio REIT	22,846	2,154,727
Covivio Hotels SACA REIT (a)	29,891	593,877
Gecina SA REIT	18,613	2,969,814
ICADE REIT	12,847	1,150,567
Klepierre SA REIT (a)	84,424	2,440,146
Mercialys SA REIT (a)	29,992	385,399
Nexity SA (a)	16,559	860,855
Unibail—Rodamco-Westfield REIT*	54,893	4,777,244

(Cost $15,816,177)		16,386,915

Germany — 6.7%
alstria office REIT-AG REIT	69,454	1,265,278
Deutsche EuroShop AG*	20,082	476,825
Deutsche Wohnen SE	132,524	8,457,996
Hamborner REIT AG REIT	29,026	325,325
Instone Real Estate Group AG, 144A*	19,109	606,286
LEG Immobilien SE	28,436	4,168,599
PATRIZIA AG	18,051	538,510
TAG Immobilien AG	58,158	1,837,403
Vonovia SE	209,428	13,094,771

(Cost $25,250,203)		30,770,993

Greece — 0.1%
LAMDA Development SA* (Cost $229,526)	32,234	284,941

Hong Kong — 13.2%
Asia Standard International Group Ltd.*	111,714	18,568
C C Land Holdings Ltd.	556,118	136,140
C&D International Investment Group Ltd.*	141,444	257,691
Champion REIT	936,438	540,534
China Jinmao Holdings Group Ltd.	2,562,331	990,426
China Motor Bus Co. Ltd.	7,495	104,970
China Overseas Grand Oceans Group Ltd.	730,592	463,133
China Overseas Land & Investment Ltd.	1,470,378	3,516,191
China Overseas Property Holdings Ltd.	518,510	555,835
China Resources Land Ltd.	1,141,380	5,345,646
China Shandong Hi-Speed Financial Group Ltd.*(a)	2,744,675	164,441
Chinese Estates Holdings Ltd.	173,547	85,417
Chuang’s Consortium International Ltd.	88,251	12,280
CK Asset Holdings Ltd. (a)	1,037,631	6,871,817
CSI Properties Ltd.	1,205,542	40,385
Emperor International Holdings Ltd.	297,813	44,127
ESR Cayman Ltd., 144A *	690,938	2,185,527
Far East Consortium International Ltd.	379,789	139,461
Fullshare Holdings Ltd.*	2,485,195	53,154

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
Hong Kong (Continued)
Hang Lung Group Ltd.	321,678	$799,916
Hang Lung Properties Ltd.	760,405	1,918,329
Henderson Land Development Co. Ltd.	518,907	2,480,441
HKR International Ltd.	252,790	120,837
Hong Kong Ferry Holdings Co. Ltd.	74,895	58,285
Hongkong Land Holdings Ltd.	462,287	2,265,206
Hysan Development Co. Ltd.	241,341	934,418
Joy City Property Ltd.	1,105,837	71,240
K Wah International Holdings Ltd.	410,259	205,624
Kerry Properties Ltd.	232,111	747,655
Kowloon Development Co. Ltd.	134,579	165,768
Lai Sun Development Co. Ltd.*	45,782	34,272
Landing International Development Ltd.*	164,016	5,706
Langham Hospitality Investments and Langham Hospitality Investments Ltd.*(b)	436,423	53,419
Link REIT	823,628	7,842,257
New World Development Co. Ltd.	561,345	3,026,850
Poly Property Group Co. Ltd.	706,100	201,969
Prosperity REIT	472,414	172,865
Regal Real Estate Investment Trust REIT	317,237	67,851
SEA Holdings Ltd.	71,251	74,269
Shenzhen Investment Ltd.	973,956	346,349
Sino Land Co. Ltd.	1,321,807	2,074,344
Sun Hung Kai Properties Ltd.	615,001	9,445,340
Suncity Group Holdings Ltd.*(a)	643,879	41,065
Sunlight Real Estate Investment Trust REIT	381,377	220,140
Swire Properties Ltd.	422,556	1,244,045
TAI Cheung Holdings Ltd.	104,776	64,799
Wang On Properties Ltd.	984,828	12,943
Wharf Real Estate Investment Co. Ltd.	614,564	3,602,832
Yuexiu Property Co. Ltd.	2,409,248	599,107

(Cost $59,099,819)		60,423,884

India — 0.8%
Brigade Enterprises Ltd.*	52,542	187,349
DLF Ltd.	387,907	1,540,731
Godrej Properties Ltd.*	41,733	787,107
Indiabulls Real Estate Ltd.*	114,574	160,606
Oberoi Realty Ltd.*	45,638	380,482
Omaxe Ltd.*	16,452	17,965
Prestige Estates Projects Ltd.*	70,114	263,763
Sobha Ltd.	17,920	121,219
Sunteck Realty Ltd.	38,553	152,280

(Cost $2,766,693)		3,611,502

Indonesia — 0.3%
PT Alam Sutera Realty Tbk*	5,504,903	69,775
PT Andalan Perkasa Abadi Tbk*(c)	507,804	3,698
PT Bumi Serpong Damai Tbk*	3,577,023	280,551
PT Ciputra Development Tbk	3,598,060	270,862
PT Jaya Real Property Tbk	1,404,328	53,105
PT Jaya Sukses Makmur Sentosa Tbk*	664,880	20,021
PT Kawasan Industri Jababeka Tbk*	5,791,763	77,872
PT Lippo Cikarang Tbk*	224,827	16,925
PT Lippo Karawaci Tbk*	12,556,301	144,204

	Number of Shares	Value
Indonesia (Continued)
PT Pakuwon Jati Tbk*	6,013,437	$210,555
PT Pollux Properti Indonesia Tbk*	473,188	58,154
PT PP Properti Tbk	4,988,645	31,790
PT Puradelta Lestari Tbk	3,805,296	57,026
PT Sanurhasta Mitra Tbk*	399,745	1,904
PT Summarecon Agung Tbk*	3,499,022	230,328

(Cost $1,535,922)		1,526,770

Ireland — 0.1%
Hibernia REIT PLC REIT (Cost $349,840)	257,094	379,718

Israel — 1.7%
AFI Properties Ltd.*	4,011	179,035
Airport City Ltd.*	25,871	463,982
Alony Hetz Properties & Investments Ltd.	57,684	851,276
Alrov Properties and Lodgings Ltd.*(a)	2,468	114,416
Amot Investments Ltd.	69,767	482,152
Arad Investment & Industrial Development Ltd. (a)	1,723	196,141
Azrieli Group Ltd.	14,727	1,122,942
Bayside Land Corp. Ltd.	52,028	490,570
Big Shopping Centers Ltd.*	3,408	426,669
Blue Square Real Estate Ltd.	2,198	157,991
Gazit-Globe Ltd.	22,797	172,986
Israel Canada T.R Ltd. (a)	36,872	156,637
Isras Investment Co. Ltd.	629	144,098
Lahav L.R. Real Estate Ltd.*	51,604	69,864
Melisron Ltd.*	8,649	596,391
Menivim- The New REIT Ltd. REIT	246,326	159,011
Mivne Real Estate KD Ltd.	267,965	809,381
Norstar Holdings, Inc. (a)	5,022	40,504
Prashkovsky Investments and Construction Ltd.	1,559	51,063
Property & Building Corp. Ltd.*	942	112,773
Reit 1 Ltd. REIT	71,765	391,024
Sella Capital Real Estate Ltd. REIT	82,230	230,350
Summit Real Estate Holdings Ltd.*	15,989	254,219
Villar International Ltd.*	1,884	95,925

(Cost $6,034,471)		7,769,400

Japan — 20.3%
Activia Properties, Inc. REIT (a)	281	1,280,484
Advance Residence Investment Corp. REIT	564	1,814,781
Aeon Mall Co. Ltd.	37,200	604,953
AEON REIT Investment Corp. REIT	612	862,098
Comforia Residential REIT, Inc. REIT	260	805,704
Daibiru Corp.	25,300	288,859
Daito Trust Construction Co. Ltd.	27,400	2,885,397
Daiwa House REIT Investment Corp. REIT	826	2,310,489
Daiwa Office Investment Corp. REIT (a)	111	789,414
Daiwa Securities Living Investments Corp. REIT	844	864,098
Frontier Real Estate Investment Corp. REIT (a)	201	926,039

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
Japan (Continued)
Fukuoka REIT Corp. REIT	290	$472,133
Global One Real Estate Investment Corp. REIT	364	409,935
GLP J REIT	1,709	2,919,805
Goldcrest Co. Ltd.	4,700	74,585
Hankyu Hanshin REIT, Inc. REIT (a)	294	415,220
Heiwa Real Estate Co. Ltd.	12,800	484,995
Heiwa Real Estate REIT, Inc. REIT (a)	328	488,424
Hoshino Resorts REIT, Inc. REIT	85	501,942
Hulic Co. Ltd. (a)	232,500	2,616,276
Hulic Reit, Inc. REIT	430	687,481
Ichigo Office REIT Investment Corp. REIT	582	514,460
Ichigo, Inc.	102,200	326,046
Industrial & Infrastructure Fund Investment Corp. REIT	834	1,494,255
Invesco Office J-Reit, Inc. REIT	3,489	717,925
Invincible Investment Corp. REIT	2,422	987,442
Japan Excellent, Inc. REIT (a)	534	767,355
Japan Hotel REIT Investment Corp. REIT	1,779	1,092,818
Japan Logistics Fund, Inc. REIT	348	982,970
Japan Metropolitan Fund Invest REIT	2,773	2,808,615
Japan Prime Realty Investment Corp. REIT	373	1,467,860
Japan Real Estate Investment Corp. REIT	555	3,348,416
Keihanshin Building Co. Ltd.	21,200	262,783
Kenedix Office Investment Corp. REIT (a)	165	1,224,736
Kenedix Residential Next Investment Corp. REIT (a)	282	580,524
Kenedix Retail REIT Corp. REIT	235	609,868
LaSalle Logiport REIT	630	1,027,972
Leopalace21 Corp.*	94,300	116,372
LIFULL Co. Ltd.	31,400	105,341
Mirai Corp. REIT (a)	635	289,072
Mitsubishi Estate Co. Ltd.	547,400	8,874,390
Mitsubishi Estate Logistics REIT Investment Corp. REIT	112	468,394
Mitsui Fudosan Co. Ltd.	380,600	8,870,055
Mitsui Fudosan Logistics Park, Inc. REIT	160	821,975
Mori Hills REIT Investment Corp. REIT	634	914,532
Mori Trust Sogo Reit, Inc. REIT	364	518,408
Nippon Accommodations Fund, Inc. REIT	210	1,217,057
Nippon Building Fund, Inc. REIT	644	4,085,525
Nippon Prologis REIT, Inc. REIT (a)	849	2,634,814
NIPPON REIT Investment Corp. REIT	185	753,394
Nomura Real Estate Holdings, Inc.	50,200	1,288,097
Nomura Real Estate Master Fund, Inc. REIT	1,860	2,948,252
NTT UD REIT Investment Corp. REIT	380	557,173
Open House Co. Ltd.	28,300	1,316,760
Orix JREIT, Inc. REIT	1,084	2,016,491
Relo Group, Inc.	46,500	945,770
Sekisui House Reit, Inc. REIT	1,654	1,369,829
SOSiLA Logistics REIT, Inc. REIT (a)	239	316,788
Starts Corp., Inc.	12,800	319,898
Sumitomo Realty & Development Co. Ltd.	188,300	6,263,757

	Number of Shares	Value
Japan (Continued)
Takara Leben Co. Ltd.	32,700	$102,528
TOC Co. Ltd.	23,200	149,513
Tokyo Tatemono Co. Ltd.	84,600	1,259,004
Tokyu Fudosan Holdings Corp.	239,300	1,421,866
Tokyu REIT, Inc. REIT	352	622,303
United Urban Investment Corp. REIT (a)	1,232	1,768,125

(Cost $86,930,038)		93,052,640

Jersey Island — 0.1%
Atrium European Real Estate Ltd.* (Cost $212,997)	65,291	251,458

Luxembourg — 1.3%
ADLER Group SA, 144A*	33,480	1,051,194
Aroundtown SA	390,661	3,279,490
Grand City Properties SA	41,261	1,178,461
Shurgard Self Storage SA (a)	10,279	520,928

(Cost $4,918,966)		6,030,073

Malaysia — 0.6%
Axis Real Estate Investment Trust REIT	381,839	175,899
Capitaland Malaysia Mall Trust REIT	165,273	24,443
Eco World Development Group Bhd	447,200	66,682
Eco World International Bhd	346,800	45,405
IGB Bhd*	126,721	84,184
IGB Real Estate Investment Trust REIT	578,800	231,548
IOI Properties Group Bhd	379,825	117,875
Iskandar Waterfront City Bhd*	161,200	16,024
KIP REIT	150,000	30,367
KLCCP Stapled Group (b)	122,300	201,041
KSL Holdings Bhd*	197,300	27,745
Land & General Bhd*	1,261,100	36,691
LBS Bina Group Bhd*	473,669	53,402
Mah Sing Group Bhd	504,900	112,010
Malton Bhd*	97,400	11,099
Matrix Concepts Holdings Bhd	180,396	88,350
MKH Bhd	90,900	29,092
Paramount Corp. Bhd	202,240	40,208
Pavilion Real Estate Investment Trust REIT	320,300	99,402
Sentral REIT	104,400	21,895
Sime Darby Property Bhd	766,646	115,243
SP Setia Bhd Group*	484,505	122,169
Sunway Bhd	780,061	296,932
Sunway Real Estate Investment Trust REIT	618,500	208,441
Tropicana Corp. Bhd*	31,091	6,784
UEM Sunrise Bhd*	413,100	41,565
UOA Development Bhd	108,500	46,825
YNH Property Bhd	129,800	87,488
YTL Hospitality REIT	335,700	66,741

(Cost $2,602,570)		2,505,550

Mexico — 0.8%
CFE Capital S de RL de CV REIT	342,160	483,122
Corp. Inmobiliaria Vesta SAB de CV	233,574	481,385
Fibra Uno Administracion SA de CV REIT	1,137,590	1,350,257
Macquarie Mexico Real Estate Management SA de CV REIT, 144A	308,717	347,357

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
Mexico (Continued)
PLA Administradora Industrial S de RL de CV REIT	313,473	$483,241
Prologis Property Mexico SA de CV REIT	176,203	413,507

(Cost $3,093,362)		3,558,869

New Zealand — 0.7%
Argosy Property Ltd.	347,067	386,577
Goodman Property Trust REIT	436,638	716,803
Kiwi Property Group Ltd.	628,255	560,278
Precinct Properties New Zealand Ltd.	438,646	504,549
Property for Industry Ltd.	205,435	427,732
Stride Property Group (b)	185,020	319,226
Vital Healthcare Property Trust REIT	149,576	326,674

(Cost $2,847,931)		3,241,839

Norway — 0.5%
Entra ASA, 144A	66,767	1,556,967
Norwegian Property ASA	56,690	99,489
Olav Thon Eiendomsselskap ASA*	10,912	232,688
Selvaag Bolig ASA	19,154	145,049

(Cost $1,429,478)		2,034,193

Philippines — 2.2%
8990 Holdings, Inc.*	589,500	88,002
AREIT, Inc. REIT	220,200	166,206
Ayala Corp.	117,805	1,961,152
Ayala Land, Inc.	3,241,396	2,337,856
Belle Corp.*	1,044,000	30,864
DoubleDragon Properties Corp.*	255,270	65,082
Filinvest Land, Inc.	3,245,000	73,479
GT Capital Holdings, Inc.	38,031	470,454
Megaworld Corp.	4,802,600	306,110
Robinsons Land Corp.	821,861	292,937
SM Prime Holdings, Inc.	5,738,657	4,331,516
Vista Land & Lifescapes, Inc.	1,293,900	102,546

(Cost $10,093,930)		10,226,204

Poland — 0.1%
Atal SA*	2,483	34,569
Develia SA	199,573	177,064
Dom Development SA (a)	3,803	158,218
Echo Investment SA*	55,046	70,026
Globe Trade Centre SA*	64,766	121,995
MLP Group SA*	3,640	74,725

(Cost $486,906)		636,597

Romania — 0.2%
NEPI Rockcastle PLC (Cost $821,073)	125,650	880,741

Russia — 0.5%
LSR Group PJSC	22,873	240,148
PIK Group PJSC	153,359	2,149,296

(Cost $1,488,746)		2,389,444

Singapore — 5.9%
AIMS APAC REIT	182,100	194,376
ARA LOGOS Logistics Trust REIT	406,622	247,799
Ascendas India Trust	346,200	364,297

	Number of Shares	Value
Singapore (Continued)
Ascendas Real Estate Investment Trust REIT	1,208,369	$2,680,284
Ascott Residence Trust	721,096	543,163
Bukit Sembawang Estates Ltd.	63,900	239,936
CapitaLand China Trust REIT	403,247	415,168
CapitaLand Integrated Commercial Trust REIT	2,100,479	3,323,367
CapitaLand Ltd.	979,651	2,714,352
CDL Hospitality Trusts (b)	314,100	280,584
Chip Eng Seng Corp. Ltd.	188,100	64,791
City Developments Ltd.	186,898	1,085,210
Cromwell European Real Estate Investment Trust REIT	106,380	293,948
ESR REIT	983,718	297,882
Far East Hospitality Trust (b)	376,600	166,782
First Real Estate Investment Trust REIT	604,500	116,694
Frasers Centrepoint Trust REIT	413,600	738,935
Frasers Hospitality Trust (b)	314,000	124,797
Frasers Logistics & Commercial Trust REIT	1,048,078	1,134,601
Frasers Property Ltd.	157,000	139,059
GuocoLand Ltd.	125,600	153,084
Ho Bee Land Ltd.	60,200	120,769
Keppel REIT	654,300	569,624
Keppel DC REIT	505,755	987,810
Keppel Pacific Oak US REIT	272,414	202,948
Lendlease Global Commercial REIT	294,500	169,439
Lippo Malls Indonesia Retail Trust REIT*	2,616,900	128,770
Manulife US Real Estate Investment Trust REIT	589,626	448,116
Mapletree Commercial Trust REIT	853,270	1,356,499
Mapletree Industrial Trust REIT	658,688	1,411,172
Mapletree Logistics Trust REIT	1,150,169	1,732,720
Mapletree North Asia Commercial Trust REIT	800,400	624,105
OUE Commercial Real Estate Investment Trust REIT	974,639	291,444
Parkway Life Real Estate Investment Trust REIT	152,200	512,729
Prime US REIT	210,700	178,041
Singapore Land Group Ltd.	56,600	113,976
SPH REIT	376,700	246,675
Starhill Global REIT	615,328	258,531
Suntec Real Estate Investment Trust REIT	831,300	906,221
UOL Group Ltd.	188,217	1,052,972
Wing Tai Holdings Ltd.	207,400	273,194
Yanlord Land Group Ltd.	248,900	239,300

(Cost $25,639,069)		27,144,164

South Africa — 0.8%
Attacq Ltd. REIT*	281,952	142,826
Equites Property Fund Ltd. REIT (a)	223,266	296,983
Fortress REIT Ltd., Class A REIT	403,376	420,428
Fortress REIT Ltd., Class B REIT*	471,854	110,397
Growthpoint Properties Ltd. REIT	1,154,896	1,216,345

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
South Africa (Continued)
Hyprop Investments Ltd. REIT	103,622	$198,559
Redefine Properties Ltd. REIT*	1,969,177	594,198
Resilient REIT Ltd. REIT	119,331	430,096
SA Corporate Real Estate Ltd. REIT (a)	852,790	134,258
Vukile Property Fund Ltd. REIT	349,907	256,309

(Cost $3,794,893)		3,800,399

South Korea — 0.3%
JR Reit XXVII REIT	75,582	355,104
Koramco Energy Plus REIT	20,219	107,187
Korea Asset In Trust Co. Ltd.	33,494	154,650
Korea Real Estate Investment & Trust Co. Ltd.	54,059	117,504
LOTTE Reit Co. Ltd. REIT	57,384	307,308
Seobu T&D	10,948	88,683
Shinhan Alpha REIT Co. Ltd. REIT	16,423	124,608
SK D&D Co. Ltd.	3,857	127,404

(Cost $1,146,775)		1,382,448

Spain — 0.7%
Aedas Homes SA, 144A*	5,595	143,313
Almirall SA	2	34
Inmobiliaria Colonial Socimi SA REIT	106,413	1,186,566
Lar Espana Real Estate Socimi SA REIT	29,273	193,270
Merlin Properties Socimi SA REIT	133,622	1,549,757
Neinor Homes SA, 144A*	21,229	280,321

(Cost $3,069,195)		3,353,261

Sweden — 4.9%
Atrium Ljungberg AB, Class B	18,152	426,864
Castellum AB	91,054	2,354,258
Catena AB	10,363	543,632
Corem Property Group AB, Class B (a)	64,210	147,899
Dios Fastigheter AB	32,732	356,641
Fabege AB	109,515	1,783,604
Fastighets AB Balder, Class B*	41,385	2,631,168
FastPartner AB, Class A (a)	22,365	276,724
Heba Fastighets AB, Class B	22,474	357,212
Hufvudstaden AB, Class A	45,258	769,564
JM AB	22,127	878,174
Klovern AB, Class B	283,672	570,614
Kungsleden AB	67,915	869,802
L E Lundbergforetagen AB, Class B	29,600	1,861,200
Nyfosa AB	73,565	994,505
Pandox AB*	40,726	728,355
Platzer Fastigheter Holding AB, Class B	23,657	336,645
Sagax AB, Class B	64,385	1,847,957
Sagax AB, Class D	42,283	174,900
Samhallsbyggnadsbolaget i Norden AB (a)	417,787	1,824,877
Samhallsbyggnadsbolaget i Norden AB, Class D	46,643	175,385
Wallenstam AB, Class B	81,814	1,394,120
Wihlborgs Fastigheter AB	53,929	1,210,316

(Cost $15,999,912)		22,514,416

Switzerland — 1.6%
Allreal Holding AG	5,628	1,158,954

	Number of Shares	Value
Switzerland (Continued)
Mobimo Holding AG*	2,570	$865,859
PSP Swiss Property AG	18,337	2,389,611
Swiss Prime Site AG	29,894	3,051,392

(Cost $6,936,449)		7,465,816

Taiwan — 1.1%
Cathay No. 1 REIT	552,472	362,844
Cathay No. 2 REIT	267,381	196,528
Cathay Real Estate Development Co. Ltd.	205,497	147,395
Chong Hong Construction Co. Ltd.	89,178	254,564
Farglory Land Development Co. Ltd.	80,285	159,669
Fubon No. 1 REIT	228,918	149,267
Fubon No. 2 REIT	257,815	153,447
Highwealth Construction Corp.	434,124	662,077
Hong Pu Real Estate Development Co. Ltd.	72,132	56,702
Huaku Development Co. Ltd.	100,160	339,974
Huang Hsiang Construction Corp.	43,033	63,914
Hung Sheng Construction Ltd.	122,526	87,661
KEE TAI Properties Co. Ltd.	141,788	51,363
Kindom Development Co. Ltd.	159,472	216,635
Kuo Yang Construction Co. Ltd.	143,506	159,076
O-Bank No1 Real Estate Investment Trust REIT	87,357	29,019
Prince Housing & Development Corp.	539,313	232,488
Radium Life Tech Co. Ltd.	225,672	90,743
Ruentex Development Co. Ltd.	424,064	806,497
Shin Kong No.1 REIT	440,838	303,580
Shining Building Business Co. Ltd.*	165,319	72,164
Sinyi Realty, Inc.	130,445	146,488
Taiwan Land Development Corp.*	243,531	61,842

(Cost $4,093,246)		4,803,937

Thailand — 1.7%
Amata Corp. PCL, NVDR	332,900	205,698
Ananda Development PCL, NVDR*	659,400	46,866
AP Thailand PCL, NVDR	1,023,300	280,109
Asset World Corp. PCL, NVDR*	3,185,200	487,442
Bangkok Land PCL, NVDR	4,995,400	182,320
Central Pattana PCL, NVDR	1,310,500	2,129,274
CPN Retail Growth Leasehold REIT*	673,600	422,685
Frasers Property Thailand Industrial Freehold & Leasehold REIT	726,900	302,536
Frasers Property Thailand PCL, NVDR	243,025	98,813
Golden Ventures Leasehold Real Estate Investment Trust REIT	12,700	4,188
Grand Canal Land PCL, NVDR*	458,300	30,519
IMPACT Growth Real Estate Investment Trust REIT	344,200	202,762
Land & Houses PCL, NVDR	3,351,500	863,761
LH Hotel Leasehold Real Estate Investment Trust, Class F REIT*	10,900	3,210
LPN Development PCL, NVDR	596,500	95,486
Noble Development PCL, NVDR	277,800	65,815
Origin Property PCL, NVDR	439,600	128,777
Platinum Group PCL, NVDR*	560,700	56,366
Principal Capital PCL, NVDR*	903,200	133,015

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
Thailand (Continued)
Property Perfect PCL, NVDR	3,236,530	$51,809
Pruksa Holding PCL, NVDR	345,400	159,237
Quality Houses PCL, NVDR	3,530,400	259,962
Sansiri PCL, NVDR	5,500,500	251,824
SC Asset Corp. PCL, NVDR	722,000	72,119
Siam Future Development PCL, NVDR	533,440	123,817
Singha Estate PCL, NVDR*	1,068,800	80,755
Supalai PCL, NVDR	596,600	406,838
U City PCL, NVDR*	1,214,300	34,211
Univentures PCL, NVDR	251,200	32,008
WHA Corp. PCL, NVDR	3,753,800	372,556
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust, Class F REIT	526,200	219,004

(Cost $7,987,397)		7,803,782

Turkey — 0.2%
AKIS Gayrimenkul Yatirimi AS REIT*	128,777	29,016
Akmerkez Gayrimenkul Yatirim Ortakligi AS REIT	2,466	11,922
Alarko Gayrimenkul Yatirim Ortakligi AS REIT	19,238	50,247
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	788,785	181,453
Halk Gayrimenkul Yatirim Ortakligi AS REIT	142,576	52,982
Ihlas Gayrimenkul Proje Gelistirme Ve Ticaret AS*	270,934	35,158
Is Gayrimenkul Yatirim Ortakligi AS REIT*	136,614	30,137
Kiler Gayrimenkul Yatirim Ortakligi AS REIT*	102,100	22,524
Ozderici Gayrimenkul Yatirim Ortakligi AS REIT*	88,089	17,146
Panora Gayrimenkul Yatirim Ortakligi	31,572	22,794
Reysas Gayrimenkul Yatirim Ortakligi AS, Class O REIT*	35,458	15,728
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT*	61,519	28,667
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT*	153,774	60,953
Vakif Gayrimenkul Yatirim Ortakligi AS REIT*	67,632	18,271
Yeni Gimat Gayrimenkul Ortakligi AS	57,086	92,329

(Cost $757,837)		669,327

United Kingdom — 7.4%
Assura PLC REIT	1,059,899	1,120,945
Big Yellow Group PLC REIT	67,804	1,260,695
British Land Co. PLC REIT	341,547	2,476,097
Capital & Counties Properties PLC REIT*	271,543	667,391
Derwent London PLC REIT	40,090	1,969,504
Empiric Student Property PLC REIT*	262,089	328,225
Grainger PLC	269,531	1,093,477
Great Portland Estates PLC REIT	86,827	889,891
Land Securities Group PLC REIT	273,007	2,728,976
LondonMetric Property PLC REIT	358,088	1,195,184

	Number of Shares	Value
United Kingdom (Continued)
LXI REIT PLC REIT	226,510	$442,406
Primary Health Properties PLC REIT	515,662	1,127,375
Rightmove PLC	350,988	3,008,546
Safestore Holdings PLC REIT	82,939	1,112,366
Savills PLC	57,347	967,628
Segro PLC REIT	474,759	7,042,270
Shaftesbury PLC REIT*	81,864	723,238
St. Modwen Properties PLC	84,375	658,466
Tritax Big Box REIT PLC REIT	673,425	1,884,872
UK Commercial Property REIT Ltd. REIT	291,543	329,471
UNITE Group PLC REIT	131,766	2,125,917
Workspace Group PLC REIT	53,956	694,888

(Cost $28,027,060)		33,847,828

United States — 0.0%
Eagle Hospitality Trust*(c) (Cost $94,982)	173,500	23,769

TOTAL COMMON STOCKS (Cost $405,177,179)		454,173,420

PREFERRED STOCKS — 0.1%
Sweden — 0.1%
Klovern AB (Cost $256,686)	7,221	280,403

RIGHTS — 0.0%
Australia — 0.0%
Charter Hall Long Wale REIT* , expires 6/9/21 (Cost $0)	18,075	1,819

France — 0.0%
Covivio Hotels SACA*(a) , expires 6/10/21 (Cost $0)	29,699	868

Singapore — 0.0%
Mapletree Industrial Trust* , expires 6/18/21 (Cost $0)	32,934	4,737

TOTAL RIGHTS (Cost $0)		7,424

WARRANTS — 0.0%
Malaysia — 0.0%
Paramount Corp. Bhd*, expires 7/28/24 (Cost $0)	7,840	190

Thailand — 0.0%
Noble Development PCL*, expires 1/12/24 (Cost $0)	54,825	3,107

TOTAL WARRANTS (Cost $0)		3,297

EXCHANGE-TRADED FUNDS — 0.2%
iShares Global REIT ETF	11,000	303,050
Vanguard Global ex-U.S. Real Estate ETF	11,500	677,120

TOTAL EXCHANGE-TRADED FUNDS (Cost $785,740)		980,170

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 4.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e) (Cost $20,979,642)	20,979,642	$20,979,642

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d) (Cost $61,186)	61,186	61,186

TOTAL INVESTMENTS — 104.1% (Cost $427,260,433)		$476,485,542
Other assets and liabilities, net — (4.1%)		(18,802,197)

NET ASSETS — 100.0%		$457,683,345

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
SECURITIES LENDING COLLATERAL — 4.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e)
8,505,313	12,474,329	(f)	—	—	—	2,138	—	20,979,642	20,979,642

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d)
643,631	36,345,848		(36,928,293)	—	—	324	—	61,186	61,186

9,148,944	48,820,177		(36,928,293)	—	—	2,462	—	21,040,828	21,040,828

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $28,323,064, which is 6.2% of net assets.

(b)	Stapled Security—A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $9,404,196.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers International Real Estate ETF (Continued)

May 31, 2021

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
E-Mini S&P 500 Futures	USD	5	$1,015,940	$1,050,600	6/18/2021	$34,660
EURO STOXX 50 Futures	EUR	14	665,399	690,675	6/18/2021	25,276
MINI TOPIX Index Futures	JPY	18	311,539	317,318	6/10/2021	5,779

Total unrealized appreciation						$65,715

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)	$454,145,953	$—	$27,467	$454,173,420
Preferred Stocks	280,403	—	—	280,403
Rights (g)	—	7,424	—	7,424
Warrants (g)	3,297	—	—	3,297
Exchange-Traded Funds	980,170	—	—	980,170
Short-Term Investments (g)	21,040,828	—	—	21,040,828
Derivatives (h)
Futures Contracts	65,715	—	—	65,715

TOTAL	$476,516,366	$7,424	$27,467	$476,551,257

(g) See Schedule of Investments for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2021, the amount of transfers from Level 1 to Level 3 was $14,730. The investment was transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 99.5%
Communication Services — 7.8%
Capcom Co. Ltd.	2,600	$85,562
Daiichikosho Co. Ltd.	200	7,816
Dentsu Group, Inc. (a)	2,700	92,801
Dip Corp.	100	2,957
GungHo Online Entertainment, Inc.	240	4,484
Hakuhodo DY Holdings, Inc.	3,000	49,719
Kakaku.com, Inc.	2,400	73,166
KDDI Corp.	19,500	662,567
Koei Tecmo Holdings Co. Ltd.	260	12,335
Konami Holdings Corp.	300	19,251
Mixi, Inc.	200	4,852
Nexon Co. Ltd.	5,700	134,639
Nintendo Co. Ltd.	1,061	656,609
Nippon Telegraph & Telephone Corp.	27,400	734,248
SoftBank Group Corp.	10,500	792,431
Square Enix Holdings Co. Ltd.	400	21,390
Toho Co. Ltd.	2,300	95,347
Z Holdings Corp.	33,500	157,586

(Cost $3,302,226)		3,607,760

Consumer Discretionary — 15.5%
ABC-Mart, Inc.	270	15,426
Aisin Corp.	2,000	87,755
Bandai Namco Holdings, Inc.	2,000	143,352
Bic Camera, Inc.	2,300	22,749
Bridgestone Corp.	5,900	259,202
Casio Computer Co. Ltd.	2,600	45,276
Denso Corp.	5,500	377,225
Fast Retailing Co. Ltd.	312	254,317
Food & Life Cos. Ltd.	2,300	103,442
Goldwin, Inc.	151	8,351
Haseko Corp.	2,900	40,692
Hikari Tsushin, Inc.	87	17,321
HIS Co. Ltd.*	200	4,616
Honda Motor Co. Ltd.	19,400	594,618
Iida Group Holdings Co. Ltd.	2,500	66,639
Isuzu Motors Ltd.	8,000	105,526
Izumi Co. Ltd.	200	7,487
J. Front Retailing Co. Ltd.	2,900	28,524
Koito Manufacturing Co. Ltd.	1,500	97,491
KOMEDA Holdings Co. Ltd.	200	3,689
K’s Holdings Corp.	2,600	30,897
Marui Group Co. Ltd.	2,600	49,554
Mazda Motor Corp.*	8,000	68,376
McDonald’s Holdings Co. Japan Ltd.	400	18,118
NGK Spark Plug Co. Ltd.	2,500	39,399
Nifco, Inc.	300	10,243
Nikon Corp.	3,000	30,769
Nitori Holdings Co. Ltd.	962	166,775
Nojima Corp.	100	2,752
Open House Co. Ltd.	300	13,959
Oriental Land Co. Ltd.	2,663	397,034
PALTAC Corp.	100	5,284
Pan Pacific International Holdings Corp.	5,300	104,454
Panasonic Corp.	27,400	312,334
Rakuten Group, Inc.	11,200	128,488

	Number of Shares	Value
Consumer Discretionary (Continued)
Rinnai Corp.	164	$15,981
Ryohin Keikaku Co. Ltd.	2,900	55,113
Sekisui Chemical Co. Ltd.	5,400	92,061
Sekisui House Ltd.	8,300	172,836
Seria Co. Ltd.	200	7,276
Sharp Corp.	2,800	51,139
Shimano, Inc.	930	210,832
Skylark Holdings Co. Ltd.*	2,800	39,468
Sony Group Corp.	8,300	818,278
Stanley Electric Co. Ltd.	2,400	71,521
Subaru Corp.	8,000	155,802
Sumitomo Electric Industries Ltd.	8,500	130,264
Sumitomo Forestry Co. Ltd.	2,500	50,642
Sumitomo Rubber Industries Ltd.	2,600	33,654
Suzuki Motor Corp.	5,300	229,790
T-Gaia Corp.	100	1,706
Toyo Tire Corp.	2,300	46,233
Toyoda Gosei Co. Ltd.	300	7,646
Toyota Boshoku Corp.	300	5,795
Toyota Industries Corp.	2,300	196,371
Toyota Motor Corp.	8,446	703,737
TS Tech Co. Ltd.	400	5,737
USS Co. Ltd.	2,800	48,989
Workman Co. Ltd.	300	20,568
Yamaha Corp.	1,500	90,086
Yamaha Motor Co. Ltd.	3,100	90,539
Yokohama Rubber Co. Ltd. (a)	2,300	46,381
Zensho Holdings Co. Ltd.	400	9,979
ZOZO, Inc.	2,400	81,283

(Cost $6,756,957)		7,151,841

Consumer Staples — 8.5%
Aeon Co. Ltd.	8,700	233,177
Ain Holdings, Inc.	400	24,572
Ajinomoto Co., Inc.	5,800	133,396
Ariake Japan Co. Ltd.	100	5,832
Asahi Group Holdings Ltd.	5,500	262,393
Calbee, Inc.	1,000	23,081
Cosmos Pharmaceutical Corp.	174	24,224
Create SD Holdings Co. Ltd. (a)	100	2,943
Fancl Corp.	400	12,615
Ito En Ltd.	300	16,619
Japan Tobacco, Inc. (a)	13,600	268,842
Kagome Co. Ltd.	400	10,622
Kao Corp.	5,700	348,841
Kewpie Corp. (a)	2,300	52,667
Kikkoman Corp.	2,400	155,985
Kirin Holdings Co. Ltd.	10,900	220,351
Kobayashi Pharmaceutical Co. Ltd.	440	39,095
Kobe Bussan Co. Ltd.	2,400	60,639
Kose Corp.	462	72,513
Kotobuki Spirits Co. Ltd.	100	6,353
Kusuri no Aoki Holdings Co. Ltd.	100	7,020
Lawson, Inc.	200	9,013
Lion Corp.	2,900	50,819
Maruha Nichiro Corp.	200	4,379
Matsumotokiyoshi Holdings Co. Ltd.	1,000	43,192

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Consumer Staples (Continued)
MEIJI Holdings Co. Ltd.	1,700	$105,672
Morinaga & Co. Ltd.	200	6,179
Morinaga Milk Industry Co. Ltd.	200	10,348
NH Foods Ltd.	800	31,994
Nichirei Corp.	1,000	25,714
Nippon Suisan Kaisha Ltd.	2,800	12,977
Nissin Foods Holdings Co. Ltd.	964	69,880
Pigeon Corp.	2,100	59,221
Pola Orbis Holdings, Inc.	400	10,414
Rohto Pharmaceutical Co. Ltd.	2,300	56,767
Seven & i Holdings Co. Ltd.	9,500	411,280
Shiseido Co. Ltd.	5,300	384,146
Sugi Holdings Co. Ltd.	500	39,399
Sundrug Co. Ltd.	600	20,129
Suntory Beverage & Food Ltd.	2,400	88,523
Toyo Suisan Kaisha Ltd.	800	32,104
Tsuruha Holdings, Inc.	584	71,001
Unicharm Corp.	5,400	213,394
Welcia Holdings Co. Ltd.	2,300	70,328
Yakult Honsha Co. Ltd.	2,400	129,659
Yaoko Co. Ltd.	100	5,732

(Cost $3,999,912)		3,944,044

Energy — 0.8%
Cosmo Energy Holdings Co. Ltd.	800	16,681
ENEOS Holdings, Inc.	36,400	150,565
Idemitsu Kosan Co. Ltd.	2,800	66,164
Inpex Corp.	11,500	79,158
Iwatani Corp.	600	35,431

(Cost $441,260)		347,999

Financials — 9.9%
Acom Co. Ltd.	5,300	23,691
AEON Financial Service Co. Ltd.	2,300	26,764
Aozora Bank Ltd.	1,600	36,170
Chiba Bank Ltd.	8,200	52,171
Concordia Financial Group Ltd.	13,900	50,952
Dai-ichi Life Holdings, Inc.	12,600	257,195
Daiwa Securities Group, Inc.	19,200	110,537
Financial Products Group Co. Ltd.	300	2,002
Fukuoka Financial Group, Inc.	2,500	45,752
Fuyo General Lease Co. Ltd.	100	6,636
Japan Exchange Group, Inc.	6,200	143,389
Mebuki Financial Group, Inc.	13,500	28,630
Mitsubishi HC Capital, Inc.	5,700	31,784
Mitsubishi UFJ Financial Group, Inc.	155,600	881,868
Mizuho Financial Group, Inc.	33,600	513,852
MS&AD Insurance Group Holdings, Inc.	5,700	174,186
Nomura Holdings, Inc.	36,600	201,075
Orient Corp.	8,500	11,888
ORIX Corp.	14,300	252,484
Resona Holdings, Inc.	25,400	108,477
SBI Holdings, Inc.	2,800	70,720
Seven Bank Ltd.	8,200	17,015
Shinsei Bank Ltd.	2,500	38,850
Sompo Holdings, Inc.	4,400	177,134
Sumitomo Mitsui Financial Group, Inc.	16,800	606,763

	Number of Shares	Value
Financials (Continued)
Sumitomo Mitsui Trust Holdings, Inc.	4,900	$168,910
T&D Holdings, Inc.	7,900	107,601
Tokio Marine Holdings, Inc.	8,200	388,206
Tokyo Century Corp.	600	35,321
Zenkoku Hosho Co. Ltd.	600	24,709

(Cost $4,784,968)		4,594,732

Health Care — 9.9%
Alfresa Holdings Corp.	2,800	43,307
Asahi Intecc Co. Ltd.	2,800	69,312
Astellas Pharma, Inc.	22,000	361,488
Chugai Pharmaceutical Co. Ltd.	8,100	310,835
Daiichi Sankyo Co. Ltd.	19,699	455,583
Eisai Co. Ltd.	2,800	188,330
Hisamitsu Pharmaceutical Co., Inc.	200	10,969
Hoya Corp.	4,900	642,762
Japan Lifeline Co. Ltd.	300	3,798
Kaken Pharmaceutical Co. Ltd.	200	8,282
Kyowa Kirin Co. Ltd.	2,700	81,695
M3, Inc.	4,150	280,991
Medipal Holdings Corp.	2,800	53,597
Nihon Kohden Corp.	400	11,335
Nippon Shinyaku Co. Ltd. (a)	300	21,500
Olympus Corp.	13,800	296,575
Ono Pharmaceutical Co. Ltd.	5,600	126,799
Otsuka Holdings Co. Ltd.	5,400	222,921
Santen Pharmaceutical Co. Ltd.	5,200	69,543
Sawai Group Holdings Co. Ltd.	200	8,739
Shionogi & Co. Ltd.	2,900	147,313
Ship Healthcare Holdings, Inc.	200	4,730
Sumitomo Dainippon Pharma Co. Ltd.	2,400	45,764
Sysmex Corp.	2,100	214,233
Takeda Pharmaceutical Co. Ltd.	16,900	574,534
Terumo Corp.	8,100	312,242

(Cost $4,353,560)		4,567,177

Industrials — 25.1%
AGC, Inc. (a)	2,600	113,607
Aica Kogyo Co. Ltd.	300	10,681
Amada Co. Ltd.	2,900	30,857
ANA Holdings, Inc.*	5,700	138,338
BayCurrent Consulting, Inc.	50	15,266
Benefit One, Inc.	600	17,057
Central Japan Railway Co.	2,106	313,123
COMSYS Holdings Corp.	700	19,772
Daifuku Co. Ltd.	1,434	120,598
Daikin Industries Ltd.	3,182	628,430
DMG Mori Co. Ltd.	2,300	39,737
East Japan Railway Co.	4,400	307,692
en-japan, Inc.	200	7,011
FANUC Corp.	2,199	528,669
Fuji Corp.	400	9,938
Fuji Electric Co. Ltd.	2,300	107,857
Furukawa Electric Co. Ltd.	300	7,988
Hankyu Hanshin Holdings, Inc.	2,900	90,662
Hazama Ando Corp.	2,400	17,968
Hino Motors Ltd.	2,900	26,987

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Industrials (Continued)
Hitachi Construction Machinery Co. Ltd.	400	$13,273
Hitachi Ltd.	11,900	623,963
Hitachi Transport System Ltd.	100	3,190
Hoshizaki Corp.	700	62,261
IHI Corp.*	2,400	58,401
ITOCHU Corp. (a)	16,800	498,955
Japan Airlines Co. Ltd.*	5,600	127,925
Japan Airport Terminal Co. Ltd.*	300	13,369
Japan Steel Works Ltd.	300	7,794
Kajima Corp.	5,800	80,324
Kanamoto Co. Ltd.	100	2,446
Kanematsu Corp.	200	2,675
Keihan Holdings Co. Ltd.	2,300	72,851
Keio Corp.	1,500	93,240
Keisei Electric Railway Co. Ltd.	2,200	67,873
Kintetsu Group Holdings Co. Ltd.*	2,600	91,741
Komatsu Ltd.	11,200	327,927
Kubota Corp.	13,600	309,308
Kumagai Gumi Co. Ltd.	100	2,719
Kyowa Exeo Corp.	1,900	46,721
Kyudenko Corp.	200	6,189
Kyushu Railway Co.	2,500	57,064
Maeda Corp.	2,500	21,825
Makita Corp.	2,900	139,970
Marubeni Corp.	24,900	220,172
Meitec Corp.	100	5,585
MINEBEA MITSUMI, Inc.	5,200	141,652
MISUMI Group, Inc.	2,900	93,313
Mitsubishi Corp.	14,600	398,249
Mitsubishi Electric Corp.	24,800	383,579
Mitsubishi Heavy Industries Ltd.	3,500	106,061
Mitsui & Co. Ltd.	19,700	434,716
Miura Co. Ltd.	1,000	45,980
MonotaRO Co. Ltd.	3,200	74,358
Nabtesco Corp.	1,500	68,833
Nagoya Railroad Co. Ltd.*	2,700	51,831
Nankai Electric Railway Co. Ltd. (a)	1,600	34,268
NGK Insulators Ltd.	2,800	49,092
Nichias Corp.	300	7,467
Nidec Corp.	5,698	652,644
Nihon M&A Center, Inc.	5,000	119,750
Nippo Corp.	300	7,780
Nippon Express Co. Ltd.	800	64,135
Nippon Steel Trading Corp.	100	3,931
Nishimatsu Construction Co. Ltd. (a)	200	6,143
NSK Ltd.	5,200	49,388
Obara Group, Inc.	100	3,483
Obayashi Corp.	8,000	67,425
Odakyu Electric Railway Co. Ltd.	4,000	103,369
OSG Corp.	400	6,402
Outsourcing, Inc.	2,300	42,491
Park24 Co. Ltd.*	2,300	48,063
Penta-Ocean Construction Co. Ltd.	2,900	20,492
Persol Holdings Co. Ltd.	2,600	49,317
Pilot Corp.	200	6,243
Recruit Holdings Co. Ltd.	16,300	827,702
Sankyu, Inc.	200	8,675

	Number of Shares	Value
Industrials (Continued)
Sanwa Holdings Corp.	2,700	$32,727
Secom Co. Ltd.	2,659	208,306
Seibu Holdings, Inc.*	2,900	33,561
Shimizu Corp.	8,200	67,237
SMC Corp.	767	459,380
SMS Co. Ltd.	600	16,048
Sohgo Security Services Co. Ltd.	300	13,739
Sojitz Corp.	10,900	33,678
Sotetsu Holdings, Inc.	400	7,774
Sumitomo Corp.	16,200	226,277
Sumitomo Heavy Industries Ltd.	2,300	71,169
Sumitomo Mitsui Construction Co. Ltd.	1,400	5,989
Taisei Corp.	2,700	94,282
Takeuchi Manufacturing Co. Ltd.	200	5,298
TechnoPro Holdings, Inc.	200	14,370
THK Co. Ltd.	2,100	68,340
Tobu Railway Co. Ltd.	2,700	68,787
Toda Corp.	3,000	21,308
TOKAI Holdings Corp.	400	3,218
Tokyu Construction Co. Ltd.	2,300	14,759
Tokyu Corp.	5,800	77,726
TOTO Ltd.	1,800	97,079
Toyota Tsusho Corp.	2,700	121,061
UT Group Co. Ltd.	100	2,714
West Japan Railway Co.	2,300	130,984
Yamato Holdings Co. Ltd.	3,000	82,545
Yaskawa Electric Corp.	2,700	131,057

(Cost $11,130,398)		11,596,244

Information Technology — 11.8%
Advantest Corp.	1,850	167,252
Alps Alpine Co. Ltd.	2,500	26,898
Anritsu Corp. (a)	2,400	45,874
Azbil Corp.	2,400	96,202
Brother Industries Ltd.	2,800	58,537
Canon, Inc.	12,500	292,518
Daiwabo Holdings Co. Ltd.	2,300	35,931
Digital Garage, Inc.	200	8,200
Disco Corp.	314	96,443
Elecom Co. Ltd. (a)	600	11,452
Fujitsu Ltd.	2,200	357,667
GMO Payment Gateway, Inc.	500	60,058
Hamamatsu Photonics KK	2,450	149,157
Horiba Ltd.	200	12,871
Infocom Corp.	100	2,323
Itochu Techno-Solutions Corp.	400	12,615
Justsystems Corp.	400	21,573
Keyence Corp.	1,407	692,857
Kyocera Corp.	3,100	190,486
Lasertec Corp.	1,100	207,139
MCJ Co. Ltd.	200	2,024
Murata Manufacturing Co. Ltd.	7,300	552,463
NEC Corp.	2,900	135,463
Nihon Unisys Ltd.	300	8,693
Nomura Research Institute Ltd.	5,100	162,704
NS Solutions Corp.	100	2,921
NTT Data Corp.	7,800	126,916

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Information Technology (Continued)
Obic Co. Ltd.	789	$147,998
Omron Corp.	2,500	196,993
Oracle Corp. (a)	169	15,402
Otsuka Corp.	1,700	91,065
Renesas Electronics Corp.*	10,900	110,998
SCREEN Holdings Co. Ltd.	400	38,100
SCSK Corp.	200	11,609
Seiko Epson Corp.	2,900	51,296
Shimadzu Corp.	2,900	101,664
SUMCO Corp.	2,900	67,360
Systena Corp.	300	5,290
Taiyo Yuden Co. Ltd.	400	19,270
TDK Corp.	1,209	154,061
TIS, Inc.	2,600	66,904
Tokyo Electron Ltd.	1,514	673,442
Tokyo Seimitsu Co. Ltd.	200	9,946
Toshiba TEC Corp.	100	3,871
Trend Micro, Inc.	1,700	86,247
Ulvac, Inc.	200	9,415
Yokogawa Electric Corp.	2,600	41,188

(Cost $4,857,757)		5,439,356

Materials — 6.4%
Air Water, Inc.	2,600	43,541
Asahi Holdings, Inc.	400	8,735
Asahi Kasei Corp.	16,500	181,750
Daicel Corp.	2,900	23,090
Denka Co. Ltd.	300	11,134
DIC Corp. (a)	400	10,220
JFE Holdings, Inc.	7,900	105,290
JSR Corp.	2,600	76,649
Kansai Paint Co. Ltd.	2,800	75,634
KH Neochem Co. Ltd.	200	5,130
Kuraray Co. Ltd. (a)	5,000	51,922
Mitsubishi Chemical Holdings Corp.	16,300	130,466
Mitsubishi Gas Chemical Co., Inc.	2,600	60,677
Mitsui Chemicals, Inc.	2,600	87,225
Nippon Paint Holdings Co. Ltd.	10,700	154,932
Nippon Sanso Holdings Corp.	2,600	51,337
Nippon Steel Corp.	11,400	214,151
Nissan Chemical Corp.	1,300	67,380
Nitto Denko Corp.	1,500	116,413
NOF Corp.	800	41,464
Oji Holdings Corp.	10,700	63,479
Shin-Etsu Chemical Co. Ltd.	4,481	772,332
Showa Denko KK	2,000	62,251
Sumitomo Chemical Co. Ltd.	19,000	104,210
Sumitomo Metal Mining Co. Ltd.	2,900	130,108
Taiheiyo Cement Corp.	2,000	46,090
Teijin Ltd.	2,500	40,381
Tokai Carbon Co. Ltd.	2,700	39,835
Tokuyama Corp.	300	6,291
Toray Industries, Inc.	16,800	109,128
Tosoh Corp.	3,100	54,210
Ube Industries Ltd.	1,200	25,274

(Cost $2,863,832)		2,970,729

	Number of Shares	Value
Real Estate — 2.7%
Aeon Mall Co. Ltd.	2,200	$35,777
Daito Trust Construction Co. Ltd.	800	84,245
Daiwa House Industry Co. Ltd.	7,200	211,008
Hulic Co. Ltd.	5,400	60,765
Ichigo, Inc.	2,900	9,252
Mitsubishi Estate Co. Ltd.	16,600	269,117
Mitsui Fudosan Co. Ltd.	11,200	261,021
Nomura Real Estate Holdings, Inc.	1,300	33,357
Relo Group, Inc.	400	8,136
Starts Corp., Inc.	100	2,499
Sumitomo Realty & Development Co. Ltd.	5,500	182,956
Tokyo Tatemono Co. Ltd.	2,600	38,693
Tokyu Fudosan Holdings Corp.	5,800	34,462

(Cost $1,259,281)		1,231,288

Utilities — 1.1%
Chubu Electric Power Co., Inc.	8,100	97,071
Chugoku Electric Power Co., Inc.	3,000	29,179
Electric Power Development Co. Ltd.	2,500	35,422
Hokkaido Electric Power Co., Inc.	2,500	11,426
Kansai Electric Power Co., Inc.	8,600	81,601
Kyushu Electric Power Co., Inc.	5,600	45,304
Osaka Gas Co. Ltd.	4,800	90,476
Tohoku Electric Power Co., Inc.	5,800	47,187
Tokyo Gas Co. Ltd.	4,700	93,081

(Cost $594,695)		530,747

TOTAL COMMON STOCKS (Cost $44,344,846)		45,981,917

SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b)(c) (Cost $77,510)	77,510	77,510

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (b) (Cost $15,458)	15,458	15,458

TOTAL INVESTMENTS — 99.7% (Cost $44,437,814)		$46,074,885
Other assets and liabilities, net — 0.3%		126,291

NET ASSETS — 100.0%		$46,201,176

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b)(c)
76,899	611	(d)	—	—	—	43	—	77,510	77,510

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (b)
56,879	632,141		(673,562)	—	—	24	—	15,458	15,458

133,778	632,752		(673,562)	—	—	67	—	92,968	92,968

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $509,131, which is 1.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $463,783.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
JPX-Nikkei 400 Index Futures	JPY	12	$194,973	$191,526	6/10/2021	$(3,447)

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

JPY	Japanese Yen

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$45,981,917	$—	$—	$45,981,917
Short-Term Investments (e)	92,968	—	—	92,968

TOTAL	$46,074,885	$—	$—	$46,074,885

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(3,447)	$—	$—	$(3,447)

TOTAL	$(3,447)	$—	$—	$(3,447)

(e)	See Schedule of Investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	29

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2021

	Xtrackers Eurozone Equity ETF	Xtrackers International Real Estate ETF	Xtrackers Japan JPX-Nikkei 400 Equity ETF
Assets
Investment in non-affiliated securities at value	$2,777,784	$455,444,714	$45,981,917
Investment in affiliated securities at value	14,310	—	—
Investment in DWS Government Money Market Series	394	61,186	15,458
Investment in DWS Government & Agency Securities Portfolio*	135,258	20,979,642	77,510
Foreign currency at value	5,472	419,795	—
Deposit with broker for futures contracts	—	118,724	8,051
Due to broker	—	—	10,000
Receivables:
Investment securities sold	—	—	1,733,356
Capital shares	—	—	18,294,089
Variation margin on futures contracts	—	4,725	—
Dividends	2,740	1,581,906	127,808
Interest	—	5	—
Securities lending income	289	12,763	46
Foreign tax reclaim	1,403	179,378	—

Total assets	$2,937,650	$478,802,838	$66,248,235

Liabilities
Due to custodian	$—	$9	$—
Due to foreign custodian	—	—	18,131
Payable upon return of securities loaned	135,258	20,979,642	77,510
Payables:
Investment securities purchased	5,054	—	19,949,200
Investment advisory fees	209	37,392	1,389
Variation margin on futures contracts	—	—	829
Deferred foreign tax payable	—	102,450	—

Total liabilities	140,521	21,119,493	20,047,059

Net Assets, at value	$2,797,129	$457,683,345	$46,201,176

Net Assets Consist of
Paid-in capital	$2,749,000	$418,051,991	$46,301,055
Distributable earnings (loss)	48,129	39,631,354	(99,879)

Net Assets, at value	$2,797,129	$457,683,345	$46,201,176

Number of Common Shares outstanding	100,001	15,700,001	1,400,001

Net Asset Value	$27.97	$29.15	$33.00

Investment in non-affiliated securities at cost	$2,333,702	$406,219,605	$44,344,846

Investment in affiliated securities at cost	$9,968	$—	$—

Value of securities loaned	$198,898	$28,323,064	$509,131

Investment in DWS Government Money Market Series at cost	$394	$61,186	$15,458

Investment in DWS Government & Agency Securities Portfolio at cost*	$135,258	$20,979,642	$77,510

Non-cash collateral for securities on loan	$99,050	$9,404,196	$463,783

Foreign currency at cost	$5,458	$413,238	$(18,318)

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	30

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2021

	Xtrackers Eurozone Equity ETF	Xtrackers International Real Estate ETF	Xtrackers Japan JPX-Nikkei 400 Equity ETF
Investment Income
Unaffiliated dividend income*	$54,950	$10,678,258	$311,128
Income distributions from affiliated funds	1	324	24
Affiliated securities lending income	867	2,138	43
Unaffiliated non-cash dividend income	10,959	815,328	—
Unaffiliated securities lending income, net of borrower rebates	—	163,593	2,177

Total investment income	66,777	11,659,641	313,372

Expenses
Investment advisory fees	2,196	383,146	16,151
Other expenses	57	57	57

Total expenses	2,253	383,203	16,208

Less fees waived (see note 3):
Waiver	(1)	(64,246)	(22)

Net expenses	2,252	318,957	16,186

Net investment income (loss)	64,525	11,340,684	297,186

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(30,832)	(7,765,142)	208,513
Investments in affiliates	(935)	—	—
In-kind redemptions	(77,665)	—	169,732
In-kind redemptions in affiliates	1,834	—	—
Futures contracts	—	501,547	56,035
Foreign currency transactions	196	78,690	8,899

Net realized gain (loss)	(107,402)	(7,184,905)	443,179

Net change in unrealized appreciation (depreciation) on:
Investments**	1,027,618	85,249,415	2,911,554
Investments in affiliates	6,154	—	—
Futures contracts	—	(47,150)	(39,113)
Foreign currency translations	115	10,506	(1,432)

Net change in unrealized appreciation (depreciation)	1,033,887	85,212,771	2,871,009

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	926,485	78,027,866	3,314,188

Net Increase (Decrease) in Net Assets Resulting from Operations	$991,010	$89,368,550	$3,611,374

* Unaffiliated foreign tax withheld	$11,981	$1,078,879	$34,556
** Net of change in deferred foreign taxes	$—	$102,450	$—

See Notes to Financial Statements.	31

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Eurozone Equity ETF		Xtrackers International Real Estate ETF
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$64,525	$68,735	$11,340,684	$4,765,148
Net realized gain (loss)	(107,402)	50,428	(7,184,905)	(2,742,990)
Net change in net unrealized appreciation (depreciation)	1,033,887	(412,293)	85,212,771	(35,011,942)

Net increase (decrease) in net assets resulting from operations	991,010	(293,130)	89,368,550	(32,989,784)

Distributions to Shareholders	(68,438)	(78,087)	(10,236,025)	(5,184,811)

Fund Shares Transactions
Proceeds from shares sold	—	3,201,199	147,772,936	210,264,081
Value of shares redeemed	(2,013,187)	(1,051,853)	—	(1,160,117)

Net increase (decrease) in net assets resulting from fund share transactions	(2,013,187)	2,149,346	147,772,936	209,103,964

Total net increase (decrease) in Net Assets	(1,090,615)	1,778,129	226,905,461	170,929,369

Net Assets
Beginning of year	3,887,744	2,109,615	230,777,884	59,848,515

End of year	$2,797,129	$3,887,744	$457,683,345	$230,777,884

Changes in Shares Outstanding
Shares outstanding, beginning of year	200,001	100,001	10,100,001	2,150,001
Shares sold	—	150,000	5,600,000	8,000,000
Shares redeemed	(100,000)	(50,000)	—	(50,000)

Shares outstanding, end of year	100,001	200,001	15,700,001	10,100,001

See Notes to Financial Statements.	32

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers Japan JPX-Nikkei 400 Equity ETF
	Year Ended May 31,
	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$297,186	$585,771
Net realized gain (loss)	443,179	(887,108)
Net change in net unrealized appreciation (depreciation)	2,871,009	2,036,582

Net increase (decrease) in net assets resulting from operations	3,611,374	1,735,245

Distributions to Shareholders	(402,982)	(744,817)

Fund Shares Transactions
Proceeds from shares sold	29,855,461	—
Value of shares redeemed	(8,615,493)	(8,954,339)

Net increase (decrease) in net assets resulting from fund share transactions	21,239,968	(8,954,339)

Total net increase (decrease) in Net Assets	24,448,360	(7,963,911)

Net Assets
Beginning of year	21,752,816	29,716,727

End of year	$46,201,176	$21,752,816

Changes in Shares Outstanding
Shares outstanding, beginning of year	800,001	1,150,001
Shares sold	900,000	—
Shares redeemed	(300,000)	(350,000)

Shares outstanding, end of year	1,400,001	800,001

See Notes to Financial Statements.	33

DBX ETF Trust

Financial Highlights

Xtrackers Eurozone Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$19.44	$21.10		$23.60		$23.94	$20.25

Income (loss) from investment operations:
Net investment income (loss) (a)	0.62	0.32		0.65		0.73	0.74
Net realized and unrealized gain (loss)	8.59	(1.37)		(2.52)		(0.68)	3.74

Total from investment operations	9.21	(1.05)		(1.87)		0.05	4.48

Less distributions from:
Net investment income	(0.68)	(0.61)		(0.63)		(0.39)	(0.79)

Total distributions	(0.68)	(0.61)		(0.63)		(0.39)	(0.79)

Net Asset Value, end of year	$27.97	$19.44		$21.10		$23.60	$23.94

Total Return (%)	48.46 (b)	(5.29)		(8.09	)(b)	0.22 (b)	23.01

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	3	4		2		2	2
Ratio of expenses before fee waiver (%)	0.09	0.09		0.10		0.27	0.45
Ratio of expenses after fee waiver (%)	0.09	0.09		0.09		0.26	0.45
Ratio of net investment income (loss) (%)	2.65	1.52		3.00		3.01	3.62
Portfolio turnover rate (%) (c)	14	9		14		93	20

Xtrackers International Real Estate ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$22.85	$27.84		$29.17		$26.22	$22.27

Income (loss) from investment operations:
Net investment income (loss) (a)	0.92	0.84		1.14		0.68	0.56
Net realized and unrealized gain (loss)	6.28	(4.74)		(1.98)		3.01	3.89

Total from investment operations	7.20	(3.90)		(0.84)		3.69	4.45

Less distributions from:
Net investment income	(0.90)	(1.09)		(0.49)		(0.74)	(0.50)

Total distributions	(0.90)	(1.09)		(0.49)		(0.74)	(0.50)

Net Asset Value, end of year	$29.15	$22.85		$27.84		$29.17	$26.22

Total Return (%)	32.15 (b)	(14.80	)(b)	(2.78	)(b)	14.20	20.34

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	458	231		60		4	4
Ratio of expenses before fee waiver (%)	0.12	0.12		0.30		0.60	0.60
Ratio of expenses after fee waiver (%)	0.10	0.10		0.28		0.60	0.60
Ratio of net investment income (loss) (%)	3.55	3.21		4.25		2.40	2.34
Portfolio turnover rate (%) (c)	9	12		43		24	14

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	34

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers Japan JPX-Nikkei 400 Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019		2018	2017
Net Asset Value, beginning of year	$27.19	$25.84	$29.39		$26.24	$23.19

Income (loss) from investment operations:
Net investment income (loss) (a)	0.50	0.58	0.28		0.40	0.35
Net realized and unrealized gain (loss)	5.95	1.47	(3.62)		3.30	3.04

Total from investment operations	6.45	2.05	(3.34)		3.70	3.39

Less distributions from:
Net investment income	(0.64)	(0.70)	(0.21)		(0.55)	(0.34)

Total distributions	(0.64)	(0.70)	(0.21)		(0.55)	(0.34)

Net Asset Value, end of year	$33.00	$27.19	$25.84		$29.39	$26.24

Total Return (%)	23.98 (b)	7.87 (b)	(11.35	)(b)(c)	14.21 (b)	14.75

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	46	22	30		128	10
Ratio of expenses before fee waiver (%)	0.09	0.09	0.10		0.21	0.40
Ratio of expenses after fee waiver (%)	0.09	0.09	0.09		0.18	0.40
Ratio of net investment income (loss) (%)	1.66	2.14	1.00		1.39	1.46
Portfolio turnover rate (%) (d)	25	12	149		78	22

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.22%.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	35

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2021, the Trust consists of thirty-five investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Eurozone Equity ETF
Xtrackers International Real Estate ETF
Xtrackers Japan JPX-Nikkei 400 Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Xtrackers Eurozone Equity ETF offers shares that are listed and traded on the Cboe BZX Exchange (“Cboe”). Xtrackers International Real Estate ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF offer shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Eurozone Equity ETF	NASDAQ Eurozone Large Mid Cap Index
Xtrackers International Real Estate ETF	iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index
Xtrackers Japan JPX-Nikkei 400 Equity ETF	JPX-Nikkei 400 Net Total Return Index

The NASDAQ Eurozone Large Mid Cap Index is designed to track the performance of equity securities of large-and mid-capitalization companies based in the countries in the Economic and Monetary Union of the European Union. The NASDAQ Eurozone Large Mid Cap Index is rebalanced semi-annually in March and September.

The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is a free-float capitalization weighted index designed to measure the performance of international real estate securities of issuers incorporated outside the United States, excluding Pakistan and Vietnam. The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is rebalanced quarterly.

The JPX-Nikkei Index 400 Net Total Return Index is designed to reflect the performance of the Japanese stock market, specifically companies which are primarily listed on the JASDAQ Stock Exchange (“JASDAQ”) or the following sections of the Tokyo Stock Exchange (“TSE”): the first section (for large companies), the second section (for middle-sized companies) and the “Mothers” (for high-growth and emerging stocks). The JPX-Nikkei Index 400 Total Return Index is rebalanced annually.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Each Fund is a diversified series of the Trust. In addition, each Fund, with the exception of Xtrackers International Real Estate ETF, may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of

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business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities

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Notes to Financial Statements (Continued)

are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2021, the Funds did not incur any interest or penalties.

As of May 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Eurozone Equity ETF	$38,205	$(420,118)	$430,042	$48,129
Xtrackers International Real Estate ETF	13,543,573	(2,698,186)	28,785,967	39,631,354
Xtrackers Japan JPX-Nikkei 400 Equity ETF	193,039	(1,574,221)	1,281,303	(99,879)

The tax character of dividends and distributions declared for the years ended May 31, 2021 and May 31, 2020 were as follows:

Year Ended May 31, 2021
Ordinary Income*
Xtrackers Eurozone Equity ETF	$68,438
Xtrackers International Real Estate ETF	10,236,025
Xtrackers Japan JPX-Nikkei 400 Equity ETF	402,982

Year Ended May 31, 2020
Ordinary Income*
Xtrackers Eurozone Equity ETF	$78,087
Xtrackers International Real Estate ETF	5,184,811
Xtrackers Japan JPX-Nikkei 400 Equity ETF	744,817

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

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Notes to Financial Statements (Continued)

At May 31, 2021, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Eurozone Equity ETF	$102,804	$317,314	$420,118
Xtrackers International Real Estate ETF	1,633,855	1,064,331	2,698,186
Xtrackers Japan JPX-Nikkei 400 Equity ETF	1,422,425	151,796	1,574,221

For the fiscal year ended May 31, 2021, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to recognition of certain foreign currency gains (losses) as ordinary income (loss), partnership investments, redemptions-in-kind, and passive foreign investment companies (“PFICs”).

	Distributable Earnings (loss)	Paid-In Capital
Xtrackers Eurozone Equity ETF	$85,669	$(85,669)
Xtrackers International Real Estate ETF	17	(17)
Xtrackers Japan JPX-Nikkei 400 Equity ETF	(79,044)	79,044

As of May 31, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Eurozone Equity ETF	$2,497,880	$429,866	$572,915	$(143,049)
Xtrackers International Real Estate ETF	447,626,158	28,865,164	42,904,036	(14,038,872)
Xtrackers Japan JPX-Nikkei 400 Equity ETF	44,791,478	1,279,960	2,808,308	(1,528,348)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of

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the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2021, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of May 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2021, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2021

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers Eurozone Equity ETF
Common Stocks	$125,425	$—	$60	$98,990	$224,475
Exchange-Traded Funds	9,833	—	—	—	9,833

Total Borrowings	$135,258	$—	$60	$98,990	$234,308

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$234,308

Xtrackers International Real Estate ETF
Common Stocks	$20,979,642	$278,835	$98,714	$9,026,647	$30,383,838

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$30,383,838

Xtrackers Japan JPX-Nikkei 400 Equity ETF
Common Stocks	$77,510	$9,893	$44,879	$409,011	$541,293

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$541,293

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2021, Xtrackers International Real Estate ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF utilized futures in order to simulate investment in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

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Notes to Financial Statements (Continued)

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2021 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers International Real Estate ETF

Equity contracts	Unrealized appreciation on futures contracts*	$65,715	Unrealized depreciation on futures contracts*	$—

Xtrackers Japan JPX-Nikkei 400 Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$3,447

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
Xtrackers International Real Estate ETF	$501,547
Xtrackers Japan JPX-Nikkei 400 Equity ETF	56,035

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts
Xtrackers International Real Estate ETF	$(47,150)
Xtrackers Japan JPX-Nikkei 400 Equity ETF	(39,113)

For the year ended May 31, 2021 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers International Real Estate ETF	$1,559,106
Xtrackers Japan JPX-Nikkei 400 Equity ETF	148,128

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

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3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Advisor was entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Eurozone Equity ETF	0.09%
Xtrackers International Real Estate ETF	0.12%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.09%

The Advisor for Xtrackers International Real Estate ETF has contractually agreed, until September 30, 2021, to waive a portion of its unitary advisory fee to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.10% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Advisor) prior to that time. For the year ended May 31, 2021, the Advisor waived $63,858 of the expenses of the Fund.

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired funds’ fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2021, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers Eurozone Equity ETF	$1
Xtrackers International Real Estate ETF	388
Xtrackers Japan JPX-Nikkei 400 Equity ETF	22

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services and expenses of the Independent Trustees. Each Fund is responsible for the payment of, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2021, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Eurozone Equity ETF	$341,074	$346,963
Xtrackers International Real Estate ETF	59,665,876	28,998,103
Xtrackers Japan JPX-Nikkei 400 Equity ETF	5,222,026	4,985,985

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Notes to Financial Statements (Continued)

For the year ended May 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers Eurozone Equity ETF	$—	$2,013,081
Xtrackers International Real Estate ETF	118,316,427	—
Xtrackers Japan JPX-Nikkei 400 Equity ETF	29,665,339	8,577,828

5. Fund Share Transactions

As of May 31, 2021, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers International Real Estate ETF and certain other funds managed by the Advisor to borrow up to $105 million. The Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the Fund’s status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. The Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Fund had no outstanding loans at May 31, 2021.

7. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

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DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Xtrackers Eurozone Equity ETF, Xtrackers International Real Estate ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Eurozone Equity ETF, Xtrackers International Real Estate ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF (collectively referred to as the “Funds”), (three of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting DBX ETF Trust) at May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 26, 2021

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2021, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

45

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers Eurozone Equity ETF, Xtrackers International Real Estate ETF, and Xtrackers Japan JPX-Nikkei 400 Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 17-18, 2021 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers Eurozone Equity ETF, Xtrackers International Real Estate ETF, and Xtrackers Japan JPX-Nikkei 400 Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 17 and February 18, 2021. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Dechert LLP (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers.

46

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for the Funds were below or equal to the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

47

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

48

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	35	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35	—
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	(Chairman of) Ilex Management Ltd; Old Westbury Funds

49

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016 -present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-present) and the Advisor (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present

Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

50

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present

Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).

Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Michelle Goveia-Pine(4) (1970) Interim Anti-Money Laundering Compliance Officer, since July 9, 2020	Anti-Financial Crime & Compliance US (Regional Head), of DWS Investment Management Americas, Inc.; Interim AML Officer, DWS Trust Company (since July 28, 2020); and Interim AML Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since July 10, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020).

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

51

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended May 31, 2021.

Qualified Dividend Income*
Xtrackers Eurozone Equity ETF	85%
Xtrackers International Real Estate ETF	44%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	87%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers Eurozone Equity ETF	$76,146	$9,023
Xtrackers International Real Estate ETF	12,569,197	800,800
Xtrackers Japan JPX-Nikkei 400 Equity ETF	345,691	27,611

52

DBX ETF Trust

Privacy Policy Notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax advisor, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.Xtrackers.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

53

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities, particularly those of emerging markets, present certain risks such as currency fluctuations, political and economical changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Italy, Portugal and Spain currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower sovereign debt ratings and adversely impact investments in the Funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of a Fund may diverge from that of an Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. A fund that focuses its investments in Japan can be impacted by the events and developments in Japan, which can adversely affect performance. An investment in any Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with that fund. Please read the prospectus for more information.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. or Cboe BZX Exchange, Inc., as applicable. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

Nasdaq® and NASDAQ Eurozone Large Mid Cap Index are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by DBX Advisors LLC. The Product(s) have not been passed on by the Corporations as to their legality or suitability. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the Index or its data.

The “JPX-Nikkei Index 400” is a copyrightable work calculated through such methodology as independently developed by Nikkei Inc. (hereinafter called “Nikkei”), and Tokyo Stock Exchange, Inc. (hereinafter called “TSE”) and Nikkei and TSE jointly own copyrights and any other intellectual property rights subsisting in the “JPX-Nikkei Index 400” itself and the methodology to calculate the “JPX-Nikkei Index 400.” The ownership of trademarks and any other intellectual property rights with respect to marks representing the “JPX-Nikkei Index 400 belong” to Nikkei, TSE and Japan Exchange Group, Inc. Nikkei and TSE have no obligation to publish the “JPX-Nikkei Index 400” continuously, and Nikkei and TSE shall not be liable for any errors, delays or suspension of the publication of the “JPXNikkei Index 400.” Nikkei and TSE shall have the right to make any changes in the “JPX-Nikkei Index 400” regarding the calculation methods, etc., and to discontinue the publication thereof.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related Funds.

Copyright © 2021 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Invesment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-38754-7 (7/21) DBX004907 (7/22)

May 31, 2021

Annual Report

DBX ETF Trust

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

Xtrackers MSCI All China Equity ETF (CN)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for our flagship ETFs tracking China’s equity market for the period ended May 31, 2021.

Last year was a year of surprises, we saw the pace at which the pandemic spread, the severity of the lockdowns, the size of the stimulus measures, and the magnitude of the rebounds in equity markets. Perhaps, the biggest surprise is that global equities have gained significantly since the beginning of last year. The U.S. economy exhibited strong growth in Q1 2021, reflecting the reopening of establishments and continued government response to ease the pandemic-induced adversities. However, the Eurozone economy contracted in Q1 2021, as member nations implemented lockdowns amid the third wave of coronavirus infections. Germany, France, Spain, and the Netherlands fell back into contraction territory, while Italy’s economy posted modest growth. Although the vaccine progress is contributing to the acceleration in the rebound, there are still lingering concerns about new COVID-19 variants. On the bright side, the evidence so far is that the countries with successful vaccination programs are experiencing sustained downtrends in infections and hospitalizations.

Despite a weak start to 2020, China made a strong comeback in 2021, with the economy advancing 18.3% year-on-year in Q1 2021, boosted by strengthening domestic and global demand, strict virus containment measures, and continued fiscal and monetary support. The People’s Bank of China left its benchmark interest rates steady for the 13th straight month at its May fixing. China expects economic growth to be strong in 2021. However, the services sector and smaller firms still face challenges, while consumer inflation has remained moderate so far.

China’s urban unemployment rate eased to 5.1% in April 2021 compared with 6% in the same period last year. Exports continued to surge in May, fueled by strong global demand, as more economies around the world opened up, while imports soared, boosted by rising commodity prices. The Manufacturing PMI1 was at a five-month high in May 2021, while the non-manufacturing PMI expanded further. Chinese technology stocks declined amid heightened government scrutiny. The regulators fined tech companies that violated antitrust laws after they failed to get approval for past acquisitions or joint-venture deals. Coming on the back of a record fine on Alibaba, the recent moves against tech giants are twofold — those running financial services are being reined in, while firms that deal with consumers are also being told to clean up their act. Dual-listed tech giants — Alibaba, Baidu, JD.com, and Netease — came under renewed pressure after the SEC stated that it would implement a law passed by the Trump administration to delist Chinese companies that do not follow American audit requirements.

Meanwhile, Beijing adopted a new economic development strategy called “dual circulation”. The strategy calls for China to lean on its vast domestic market for economic growth and advances in technology while drawing in foreign investment, with an eye toward reducing dependence on exports. The strategy is seen as the regime’s response to navigating an increasingly hostile world and reducing its reliance on the West.

Looking ahead, analysts see China’s market becoming more earnings-driven, with corporate earnings expected to rise sharply, according to estimates. Vaccination remains a key to recovery and China has administered more than 809 million doses as of June 10. This, along with the large U.S. fiscal stimulus, has shifted investors from worrying that growth will be too slow to now fearing that growth will be too fast, putting upward pressure on interest rates. Overall, China remains well-positioned to join the U.S. as twin engines for a global recovery in 2021.

1

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 Purchasing Managers’ Indexes (PMI) are economic indicators derived from monthly surveys of private sector companies.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

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DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the ASHR Index). The ASHR Index is designed to reflect price fluctuations and performance of the China A-share market and is composed of the 300 largest and most liquid stocks in the China A-share market. ASHR is sub-advised by Harvest Global Investments. The continued strategic partnership between DWS and Harvest Global Investments provides investors with unique access to the expansive Chinese economy and stock market. For the 12-month period ended May 31, 2021, ASHR shares returned 55.46%, compared with the ASHR Index’s 57.11%.

All sectors contributed positively to performance during the period with the greatest contribution coming from Financials, Consumer Staples and Consumer Discretionary.

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the ASHS Index). The ASHS Index tracks 500 small-cap companies listed on the Shanghai and Shenzhen Stock Exchanges. ASHS is sub-advised by Harvest Global Investments. The continued strategic partnership between DWS and Harvest Global Investments provides investors with unique access to the expansive Chinese economy and stock market. For the 12-month period ended May 31, 2021, ASHS fund returned 38.66%, compared with the ASHS Index’s 39.83%.

The majority of sectors contributed positively to performance during the period with the greatest contribution coming from Materials, Industrials and Consumer Discretionary. The Communication Services sector was the only negative contributor to performance.

Xtrackers MSCI All China Equity ETF (CN)

The Xtrackers MSCI All China Equity ETF (CN) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the CN Index). The CN Index captures large and midcap representations across China A-shares, B-shares, H-shares, Red-chips, and P-chips. The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, and Shenzhen. It is based on the concept of the integrated MSCI China equity universe, with China A-shares included. The Fund, using a passive or indexing approach, attempts to approximate the performance of the index. CN expects to obtain exposure to the China A-share components of the index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF, an affiliated Fund advised by DBX Advisors LLC. CN may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF or other affiliated funds advised by DBX Advisors LLC and sub-advised by Harvest Global Investments Limited. For the 12-month period ended May 31, 2021, CN returned 42.89%, compared with the CN Index’s 43.49%.

All sectors contributed positively to performance during the period with the greatest contribution coming from Financials, Consumer Discretionary, and Communication Services.

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

The Xtrackers MSCI China A Inclusion Equity ETF (ASHX) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the ASHX Index). The ASHX Index is designed to track the progressive partial inclusion of A shares in the MSCI Emerging Markets Index over time. The index is designed for global investors accessing the A share market using the Stock Connect framework and is calculated using China A Stock Connect listings based on the offshore RMB exchange rate (CNH). For the 12-month period ended May 31, 2021, ASHX returned 57.91%, compared with the ASHX Index’s 59.02%.

All sectors contributed positively to performance during the period with the greatest contribution coming from Consumer Staples, Financials and Industrials.

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DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-13 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

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DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

The Xtrackers Harvest CSI 300 China A-Shares ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	CSI 300 Index	MSCI ACWI ex USA Index
One Year	55.46%	56.31%	57.11%	42.62%
Five Year	13.08%	12.79%	13.81%	10.86%
Since Inception[1]	11.58%	11.61%	12.56%	6.03%

Cumulative Total Returns

	Net Asset Value	Market Value	CSI 300 Index	MSCI ACWI ex USA Index
One Year	55.46%	56.31%	57.11%	42.62%
Five Year	84.88%	82.54%	90.97%	67.42%
Since Inception[1]	129.21%	129.75%	144.92%	55.84%

1 Total returns are calculated based on the commencement of operations, November 6, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020 was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

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DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, November 6, 2013.

Sector Diversification* as of May 31, 2021

Financials	27.0%
Consumer Staples	16.7%
Information Technology	12.4%
Health Care	10.4%
Consumer Discretionary	9.6%
Industrials	9.2%
Materials	7.3%
Real Estate	2.7%
Utilities	1.8%
Communication Services	1.5%
Energy	1.4%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (25.8% of Net Assets)

Description	% of Net Assets
Kweichow Moutai Co. Ltd.	5.5%
Ping An Insurance Group Co. of China Ltd.	3.9%
China Merchants Bank Co. Ltd.	3.6%
Wuliangye Yibin Co. Ltd.	3.1%
Midea Group Co. Ltd.	2.0%
Industrial Bank Co. Ltd.	1.7%
China Tourism Group Duty Free Corp. Ltd.	1.6%
Jiangsu Hengrui Medicine Co. Ltd.	1.6%
Gree Electric Appliances, Inc., of Zhuhai	1.4%
LONGi Green Energy Technology Co. Ltd.	1.4%

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 15.

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DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS)

The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”). The Underlying Index is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	CSI 500 Index	MSCI ACWI ex USA Index
One Year	38.66%	39.64%	39.83%	42.62%
Five Year	3.12%	2.83%	3.97%	10.86%
Since Inception[1]	7.62%	7.63%	9.28%	5.83%

Cumulative Total Returns

	Net Asset Value	Market Value	CSI 500 Index	MSCI ACWI ex USA Index
One Year	38.66%	39.64%	39.83%	42.62%
Five Year	16.60%	14.97%	21.47%	67.42%
Since Inception[1]	67.61%	67.78%	86.74%	48.97%

1 Total returns are calculated based on the commencement of operations, May 21, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.65%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (ASHS) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, May 21, 2014.

Sector Diversification* as of May 31, 2021

Materials	21.9%
Industrials	19.5%
Information Technology	14.0%
Health Care	10.9%
Consumer Discretionary	10.3%
Consumer Staples	8.1%
Financials	4.5%
Real Estate	3.2%
Communication Services	3.0%
Energy	2.4%
Utilities	2.2%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (8.5% of Net Assets)

Description	% of Net Assets
Sungrow Power Supply Co. Ltd.	1.7%
Centre Testing International Group Co. Ltd.	0.9%
Guangzhou Tinci Materials Technology Co. Ltd.	0.9%
Thunder Software Technology Co. Ltd.	0.8%
TBEA Co. Ltd.	0.7%
GEM Co. Ltd.	0.7%
Ovctek China, Inc.	0.7%
Chongqing Brewery Co. Ltd.	0.7%
Guangzhou Kingmed Diagnostics Group Co. Ltd.	0.7%
Shandong Hualu Hengsheng Chemical Co. Ltd.	0.7%

* As a percentage of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 20.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All China Equity ETF (CN)

The Xtrackers MSCI All China Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”). The Underlying Index is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Fund expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF, an affiliated fund advised by DBX Advisors, Inc. (the “Advisor”). The Fund may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI China All Shares Index
One Year	42.89%	42.87%	43.49%
Five Year	14.49%	14.63%	14.52%
Since Inception[1]	14.26%	14.27%	13.41%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI China All Shares Index
One Year	42.89%	42.87%	43.49%
Five Year	96.71%	97.96%	96.97%
Since Inception[1]	157.20%	157.66%	144.17%

1 Total returns are calculated based on the commencement of operations, April 30, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.74%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. This expense ratio includes net expenses of the affiliated funds in which CN invests.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All China Equity ETF (CN) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, April 30, 2014.

Sector Diversification * as of May 31, 2021

Consumer Discretionary	23.6%
Financials	15.3%
Communication Services	13.3%
Consumer Staples	9.3%
Health Care	9.2%
Industrials	8.4%
Information Technology	8.4%
Materials	5.5%
Real Estate	3.6%
Utilities	2.0%
Energy	1.4%

Total	100.0%

Ten Largest Equity and ETF Holdings as of May 31, 2021 (70.0% of Net Assets)

Description	% of Net Assets
Xtrackers MSCI China A Inclusion Equity ETF	38.7%
Tencent Holdings Ltd.	9.2%
Alibaba Group Holding Ltd.	8.1%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	4.9%
Meituan	2.7%
China Construction Bank Corp.	1.6%
Ping An Insurance Group Co. of China Ltd.	1.3%
JD.com, Inc.	1.3%
Xiaomi Corp.	1.1%
Pinduoduo, Inc.	1.1%

* As a percentage of total investments excluding securities lending collateral and cash equivalents. Sector percentages include the sector allocations of the Fund’s investment in Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 28.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

The Xtrackers MSCI China A Inclusion Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”). The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program. China A-Shares are equity securities issued by companies incorporated in mainland China and are denominated in renminbi. The MSCI ACWI ex USA Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States). It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI China A Inclusion Index[2]	MSCI ACWI ex USA Index
One Year	57.91%	59.58%	59.02%	42.62%
Five Year	12.63%	12.82%	12.31%	10.86%
Since Inception[1]	9.10%	9.24%	8.40%	8.95%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI China A Inclusion Index[2]	MSCI ACWI ex USA Index
One Year	57.91%	59.58%	59.02%	42.62%
Five Year	81.23%	82.81%	78.68%	67.42%
Since Inception[1]	63.08%	64.30%	57.33%	61.90%

1 Total returns are calculated based on the commencement of operations, October 20, 2015 (“Inception”).

2 On June 4, 2018, the Fund changed its Underlying Index from CSI 300 USD Hedged Index to the Underlying Index. Returns reflect performance for the CSI 300 USD Hedged Index through June 4, 2018. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.60%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report. This expense ratio includes net expenses of the affiliated funds in which ASHX invests.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 20, 2015.

Sector Diversification * as of May 31, 2021

Financials	20.2%
Consumer Staples	18.7%
Industrials	13.6%
Information Technology	11.7%
Health Care	11.7%
Materials	9.2%
Consumer Discretionary	7.6%
Real Estate	2.4%
Utilities	1.7%
Energy	1.7%
Communication Services	1.5%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (21.4% of Net Assets)

Description	% of Net Assets
Kweichow Moutai Co. Ltd.	6.1%
Wuliangye Yibin Co. Ltd.	2.7%
China Merchants Bank Co. Ltd.	2.7%
Contemporary Amperex Technology Co. Ltd.	2.3%
Ping An Insurance Group Co. of China Ltd.	1.7%
China Tourism Group Duty Free Corp. Ltd.	1.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	1.3%
Foshan Haitian Flavouring & Food Co. Ltd.	1.1%
Industrial Bank Co. Ltd.	1.1%
Ping An Bank Co. Ltd.	1.0%

* As a percent of total investments excluding exchange-traded funds and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 33.

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DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other fund expenses. In the most recent six-month period Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF limited these expenses; had they not done so, expenses would have been higher. In addition to the ongoing expenses which each Fund bears directly, the Xtrackers MSCI All China Equity ETF shareholders indirectly bear the expenses of Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Underlying Funds”) in which the Xtrackers MSCI All China Equity ETF invests. The Underlying Funds’ expenses are not included in Xtrackers MSCI All China Equity ETF’s annualized expense ratios used to calculate the expense estimate in the tables. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Harvest CSI 300 China A-Shares ETF
Actual	$1,000.00	$1,106.40	0.65%	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Actual	$1,000.00	$1,090.90	0.65%	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers MSCI All China Equity ETF (2)
Actual	$1,000.00	$1,066.20	0.25%	$1.29
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	0.25%	$1.26
Xtrackers MSCI China A Inclusion Equity ETF
Actual	$1,000.00	$1,134.90	0.60%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

(2) The Fund invests in other ETFs and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

14

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 99.8%
Communication Services — 1.5%
China Satellite Communications Co. Ltd., Class A	416,700	$1,075,452
Focus Media Information Technology Co. Ltd., Class A	8,947,552	14,374,931
Giant Network Group Co. Ltd., Class A	832,585	1,809,172
Mango Excellent Media Co. Ltd., Class A	626,834	7,257,892
Oriental Pearl Group Co. Ltd., Class A	2,123,214	2,974,725
Perfect World Co. Ltd., Class A	1,053,166	3,519,476
Wanda Film Holding Co. Ltd., Class A*	810,260	2,126,777
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,132,022	4,305,157
Zhejiang Century Huatong Group Co. Ltd., Class A*	3,493,920	3,612,434

(Cost $31,297,164)		41,056,016

Consumer Discretionary — 9.6%
BYD Co. Ltd., Class A	792,353	22,214,924
China Grand Automotive Services Group Co. Ltd., Class A*	3,682,393	1,640,779
China Shipbuilding Industry Group Power Co. Ltd., Class A*	670,728	1,801,573
China Tourism Group Duty Free Corp. Ltd., Class A	846,740	44,437,310
Chongqing Changan Automobile Co. Ltd., Class A*	1,999,963	7,452,245
Fuyao Glass Industry Group Co. Ltd., Class A	1,244,427	10,209,151
Great Wall Motor Co. Ltd., Class A	1,071,830	6,220,307
Gree Electric Appliances, Inc., of Zhuhai, Class A	4,209,791	37,185,232
Guangzhou Automobile Group Co. Ltd., Class A	902,501	1,639,675
Haier Smart Home Co. Ltd., Class A	3,349,593	15,855,098
Hangzhou Robam Appliances Co. Ltd., Class A	433,312	2,998,064
Huayu Automotive Systems Co. Ltd., Class A	1,453,776	5,594,955
Midea Group Co. Ltd., Class A	4,278,647	54,374,220
Offcn Education Technology Co. Ltd., Class A*	603,564	2,356,000
Oppein Home Group, Inc., Class A	169,875	3,950,904
SAIC Motor Corp. Ltd., Class A	3,152,836	10,031,616
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	1,377,501	3,092,667
Shenzhen Overseas Chinese Town Co. Ltd., Class A	3,726,323	4,875,825
Songcheng Performance Development Co. Ltd., Class A*	1,405,112	3,906,395
Suning.com Co. Ltd., Class A	3,471,102	3,703,206
TCL Technology Group Corp., Class A	12,315,143	15,611,779
Zhejiang Supor Co. Ltd., Class A	169,938	1,887,667

(Cost $149,063,402)		261,039,592

	Number of Shares	Value
Consumer Staples — 16.7%
Anhui Gujing Distillery Co. Ltd., Class A	100,416	$3,858,276
Beijing Shunxin Agriculture Co. Ltd., Class A	447,363	3,522,726
Foshan Haitian Flavouring & Food Co. Ltd., Class A	1,104,155	23,778,015
Guangdong Haid Group Co. Ltd., Class A*	710,400	8,817,306
Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A*	457,759	2,293,894
Henan Shuanghui Investment & Development Co. Ltd., Class A	946,044	5,227,598
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	5,321,876	33,807,581
Jiangsu King’s Luck Brewery JSC Ltd., Class A	542,208	5,066,665
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	520,902	17,799,814
Jiangxi Zhengbang Technology Co. Ltd., Class A*	1,397,964	2,772,329
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	494,308	3,885,411
Kweichow Moutai Co. Ltd., Class A	432,599	150,538,860
Luzhou Laojiao Co. Ltd., Class A	637,647	27,506,517
Muyuan Foods Co. Ltd., Class A	1,630,547	22,788,466
New Hope Liuhe Co. Ltd., Class A	1,983,176	4,738,738
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	306,156	22,233,272
Tongwei Co. Ltd., Class A	2,350,989	14,802,032
Tsingtao Brewery Co. Ltd., Class A	308,072	5,072,182
Wens Foodstuffs Group Co. Ltd., Class A	3,959,875	8,679,195
Wuliangye Yibin Co. Ltd., Class A	1,683,632	83,238,588
Yonghui Superstores Co. Ltd., Class A	3,557,683	3,192,750

(Cost $203,218,301)		453,620,215

Energy — 1.4%
China Merchants Energy Shipping Co. Ltd., Class A	1,860,200	1,549,729
China Oilfield Services Ltd., Class A	555,628	1,205,613
China Petroleum & Chemical Corp., Class A	12,374,398	8,581,198
China Shenhua Energy Co. Ltd., Class A	3,035,615	9,515,765
PetroChina Co. Ltd., Class A	9,302,741	6,743,021
Shaanxi Coal Industry Co. Ltd., Class A	3,626,303	6,758,995
Shanxi Meijin Energy Co. Ltd., Class A*	1,878,300	2,207,233

(Cost $30,056,237)		36,561,554

Financials — 26.9%
Agricultural Bank of China Ltd., Class A	25,210,500	12,894,384
Avic Capital Co. Ltd., Class A	4,639,682	2,897,162
Bank of Beijing Co. Ltd., Class A	13,187,043	10,158,521
Bank of Changsha Co. Ltd., Class A	1,087,077	1,628,791

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2021

	Number of Shares	Value
Financials (Continued)
Bank of Chengdu Co. Ltd., Class A	1,907,945	$4,038,121
Bank of China Ltd., Class A	18,585,400	9,709,966
Bank of Communications Co. Ltd., Class A	24,147,785	18,564,144
Bank of Hangzhou Co. Ltd., Class A	2,578,819	6,683,939
Bank of Jiangsu Co. Ltd., Class A	10,748,826	12,884,155
Bank of Nanjing Co. Ltd., Class A	5,419,743	8,928,316
Bank of Ningbo Co. Ltd., Class A	2,617,611	17,371,889
Bank of Shanghai Co. Ltd., Class A	8,837,359	11,799,229
BOC International China Co. Ltd., Class A	271,800	693,807
Caitong Securities Co. Ltd., Class A	2,197,676	3,882,430
Changjiang Securities Co. Ltd., Class A	3,361,490	4,097,835
China CITIC Bank Corp. Ltd., Class A	2,968,936	2,450,125
China Construction Bank Corp., Class A	6,311,428	6,862,185
China Everbright Bank Co. Ltd., Class A	14,230,704	8,551,193
China Galaxy Securities Co. Ltd., Class A	1,256,271	2,201,598
China Great Wall Securities Co. Ltd., Class A	810,138	1,326,970
China Life Insurance Co. Ltd., Class A	1,445,663	8,256,007
China Merchants Bank Co. Ltd., Class A	10,708,655	97,765,326
China Merchants Securities Co. Ltd., Class A	3,219,160	10,404,263
China Minsheng Banking Corp. Ltd., Class A	18,884,608	13,984,648
China Pacific Insurance Group Co. Ltd., Class A	2,982,804	16,098,475
China Zheshang Bank Co. Ltd., Class A	3,212,496	2,026,144
Chinalin Securities Co. Ltd., Class A	244,200	481,979
Chongqing Rural Commercial Bank Co. Ltd., Class A	1,584,667	1,054,158
CITIC Securities Co. Ltd., Class A	7,480,743	30,644,545
CSC Financial Co. Ltd., Class A	842,865	4,497,449
Dongxing Securities Co. Ltd., Class A	1,205,853	2,156,755
East Money Information Co. Ltd., Class A	7,298,453	36,413,255
Everbright Securities Co. Ltd., Class A	1,703,044	4,488,867
Founder Securities Co. Ltd., Class A*	3,578,686	5,698,902
GF Securities Co. Ltd., Class A	2,709,790	6,802,322
Guosen Securities Co. Ltd., Class A*	2,596,816	4,563,108
Guotai Junan Securities Co. Ltd., Class A	4,035,027	11,331,855
Guoyuan Securities Co. Ltd., Class A	2,305,682	2,922,890
Haitong Securities Co. Ltd., Class A	6,867,609	12,606,455
Hithink RoyalFlush Information Network Co. Ltd., Class A	187,490	3,512,239
Hongta Securities Co. Ltd., Class A	632,100	1,328,899
Huatai Securities Co. Ltd., Class A	5,211,133	14,037,961
Huaxia Bank Co. Ltd., Class A	5,588,816	5,638,095
Hubei Biocause Pharmaceutical Co. Ltd., Class A*	1,490,440	926,001
Industrial & Commercial Bank of China Ltd., Class A	30,578,984	24,995,530

	Number of Shares	Value
Financials (Continued)
Industrial Bank Co. Ltd., Class A	12,636,396	$45,816,799
Industrial Securities Co. Ltd., Class A	4,817,649	8,382,398
Minmetals Capital Co. Ltd., Class A	1,956,560	1,958,463
Nanjing Securities Co. Ltd., Class A	1,312,780	1,940,191
New China Life Insurance Co. Ltd., Class A	735,229	5,878,325
Orient Securities Co. Ltd., Class A	3,757,456	6,260,658
People’s Insurance Co. Group of China Ltd., Class A	2,018,006	1,950,314
Ping An Bank Co. Ltd., Class A	8,456,256	32,106,654
Ping An Insurance Group Co. of China Ltd., Class A	9,345,369	105,274,326
Postal Savings Bank of China Co. Ltd., Class A	3,430,700	3,014,202
Qingdao Rural Commercial Bank Corp., Class A	2,452,829	1,716,342
SDIC Capital Co. Ltd., Class A	1,480,704	3,226,800
Shanghai Pudong Development Bank Co. Ltd., Class A	10,362,132	16,696,334
Shenwan Hongyuan Group Co. Ltd., Class A	8,177,444	6,145,463
Sinolink Securities Co. Ltd., Class A	2,115,875	4,461,602
SooChow Securities Co. Ltd., Class A	2,693,547	3,706,173
Southwest Securities Co. Ltd., Class A	2,886,532	2,219,086
Tianfeng Securities Co. Ltd., Class A	2,953,060	2,362,893
Western Securities Co. Ltd., Class A	1,567,709	2,169,380
Zheshang Securities Co. Ltd., Class A	1,564,965	3,263,106
Zhongtai Securities Co. Ltd., Class A*	680,663	1,203,532

(Cost $543,450,803)		730,013,929

Health Care — 10.4%
Aier Eye Hospital Group Co. Ltd., Class A*	1,450,412	19,083,051
Asymchem Laboratories Tianjin Co. Ltd., Class A	128,219	7,503,481
Autobio Diagnostics Co. Ltd., Class A	161,381	2,245,834
Beijing Tiantan Biological Products Corp. Ltd., Class A	555,404	2,973,168
Beijing Tongrentang Co. Ltd., Class A	510,456	3,378,053
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	68,440	2,437,459
BGI Genomics Co. Ltd., Class A	180,631	3,645,891
Changchun High & New Technology Industry Group, Inc., Class A	246,926	15,907,353
Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	337,717	1,296,018
Chongqing Zhifei Biological Products Co. Ltd., Class A	558,798	17,113,397
Gan & Lee Pharmaceuticals Co. Ltd., Class A	49,080	1,001,036
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	536,750	2,718,361
Hangzhou Tigermed Consulting Co. Ltd., Class A*	463,063	12,713,200
Huadong Medicine Co. Ltd., Class A	772,934	6,405,343
Hualan Biological Engineering, Inc., Class A*	964,059	6,110,638

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2021

	Number of Shares	Value
Health Care (Continued)
Jafron Biomedical Co. Ltd., Class A	356,424	$4,832,062
Jiangsu Hengrui Medicine Co. Ltd., Class A*	3,235,757	43,811,514
Jointown Pharmaceutical Group Co. Ltd., Class A*	666,002	1,792,014
Lepu Medical Technology Beijing Co. Ltd., Class A	1,115,378	5,823,807
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	2,394,016	4,375,771
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,049,312	11,425,249
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	1,063,038	3,876,025
Shanghai RAAS Blood Products Co. Ltd., Class A	2,492,601	2,991,684
Shenzhen Kangtai Biological Products Co. Ltd., Class A	303,313	8,487,225
Sichuan Kelun Pharmaceutical Co. Ltd., Class A*	907,009	3,163,390
Topchoice Medical Corp., Class A*	197,702	10,887,289
Walvax Biotechnology Co. Ltd., Class A	1,349,400	14,853,604
WuXi AppTec Co. Ltd., Class A	1,124,726	29,504,249
Yunnan Baiyao Group Co. Ltd., Class A	451,332	8,893,799
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	265,923	16,016,793
Zhejiang NHU Co. Ltd., Class A	1,361,542	6,820,740

(Cost $155,879,986)		282,087,498

Industrials — 9.2%
Air China Ltd., Class A	2,754,747	3,634,789
AVIC Shenyang Aircraft Co. Ltd., Class A	433,027	5,284,264
AVIC Xi’an Aircraft Industry Group Co. Ltd., Class A	1,447,946	6,342,629
Beijing New Building Materials PLC, Class A	900,886	6,501,735
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	3,602,116	3,266,533
China CSSC Holdings Ltd., Class A*	749,878	2,021,228
China Eastern Airlines Corp. Ltd., Class A	4,154,565	3,532,860
China Gezhouba Group Co. Ltd., Class A	3,062,304	3,396,795
China Railway Group Ltd., Class A	10,410,995	8,804,051
China Shipbuilding Industry Co. Ltd., Class A*	9,408,900	6,140,924
China Southern Airlines Co. Ltd., Class A*	4,212,426	4,209,915
COSCO SHIPPING Holdings Co. Ltd., Class A*	4,388,787	14,714,672
Daqin Railway Co. Ltd., Class A	5,911,828	6,353,513
Eve Energy Co. Ltd., Class A	996,884	17,368,598
Gongniu Group Co. Ltd., Class A	59,200	1,909,153
Guangzhou Baiyun International Airport Co. Ltd., Class A	1,117,030	2,031,186

	Number of Shares	Value
Industrials (Continued)
Han’s Laser Technology Industry Group Co. Ltd., Class A	775,983	$4,565,465
Jiangsu Hengli Hydraulic Co. Ltd., Class A	359,344	4,493,350
Jiangsu Zhongtian Technology Co. Ltd., Class A	2,338,959	3,889,825
Metallurgical Corp. of China Ltd., Class A	7,272,809	3,457,375
NARI Technology Co. Ltd., Class A	2,084,986	10,176,647
Power Construction Corp. of China Ltd., Class A	8,156,271	4,990,658
Sany Heavy Industry Co. Ltd., Class A	5,192,496	24,676,127
SF Holding Co. Ltd., Class A	1,585,979	17,291,048
Shanghai Electric Group Co. Ltd., Class A*	3,863,243	2,794,181
Shanghai International Airport Co. Ltd., Class A	863,727	6,706,494
Shanghai International Port Group Co. Ltd., Class A	3,805,605	2,800,259
Shanghai M&G Stationery, Inc., Class A	345,341	4,565,319
Shenzhen Inovance Technology Co. Ltd., Class A	909,219	14,049,544
Spring Airlines Co. Ltd., Class A	335,691	3,436,016
Weichai Power Co. Ltd., Class A	4,219,791	11,791,158
XCMG Construction Machinery Co. Ltd., Class A	4,499,977	4,737,339
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	2,488,777	4,771,542
YTO Express Group Co. Ltd., Class A	1,129,893	1,941,123
Yunda Holding Co. Ltd., Class A	1,024,735	2,313,523
Yutong Bus Co. Ltd., Class A	1,227,670	2,557,887
Zhejiang Chint Electrics Co. Ltd., Class A	1,024,980	5,173,304
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	1,675,803	5,868,387
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	3,798,920	6,407,228

(Cost $162,521,215)		248,966,644

Information Technology — 12.3%
360 Security Technology, Inc., Class A*	2,056,171	3,951,818
Aisino Corp., Class A	1,130,574	2,321,883
Avary Holding Shenzhen Co. Ltd., Class A	660,024	3,267,086
AVIC Jonhon Optronic Technology Co. Ltd., Class A*	518,865	6,276,395
Beijing Shiji Information Technology Co. Ltd., Class A	308,389	1,780,526
BOE Technology Group Co. Ltd., Class A	24,193,291	23,989,080
Chaozhou Three-Circle Group Co. Ltd., Class A*	1,026,213	5,986,162
China Greatwall Technology Group Co. Ltd., Class A	1,674,022	4,013,156

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2021

	Number of Shares	Value
Information Technology (Continued)
China Railway Signal & Communication Corp. Ltd., Class A	3,368,924	$3,018,067
Fiberhome Telecommunication Technologies Co. Ltd., Class A	752,003	2,134,321
Foxconn Industrial Internet Co. Ltd., Class A	2,103,994	4,099,847
Gigadevice Semiconductor Beijing, Inc., Class A	431,212	9,151,534
Glodon Co. Ltd., Class A	848,711	9,651,162
GoerTek, Inc., Class A	2,132,535	13,031,823
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	306,726	6,297,849
Hengtong Optic-electric Co. Ltd., Class A	1,576,928	2,931,782
Hundsun Technologies, Inc., Class A	742,042	10,929,572
Iflytek Co. Ltd., Class A	1,569,740	15,293,993
Inspur Electronic Information Industry Co. Ltd., Class A	940,610	4,315,077
JCET Group Co. Ltd., Class A*	1,011,164	5,497,009
Lens Technology Co. Ltd., Class A	1,348,899	6,175,417
Lingyi iTech Guangdong Co., Class A	2,608,660	3,491,146
LONGi Green Energy Technology Co. Ltd., Class A	2,300,724	36,854,611
Luxshare Precision Industry Co. Ltd., Class A	3,692,391	22,592,998
Montage Technology Co. Ltd., Class A	417,651	3,928,297
NAURA Technology Group Co. Ltd., Class A	228,440	6,745,177
OFILM Group Co. Ltd., Class A	2,028,612	2,784,894
Sanan Optoelectronics Co. Ltd., Class A	2,001,215	8,687,693
Shanghai Baosight Software Co. Ltd., Class A	248,476	2,588,536
Shengyi Technology Co. Ltd., Class A	1,076,981	3,871,103
Shennan Circuits Co. Ltd., Class A*	191,140	2,599,094
Shenzhen Goodix Technology Co. Ltd., Class A	214,325	4,294,033
Shenzhen Sunway Communication Co. Ltd., Class A	711,962	3,136,574
Shenzhen Transsion Holdings Co. Ltd., Class A	143,655	4,011,828
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	1,187,720	3,384,009
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	1,700,698	7,684,600
Unigroup Guoxin Microelectronics Co. Ltd., Class A	379,157	8,278,183
Unisplendour Corp. Ltd., Class A	1,420,204	4,492,032
Universal Scientific Industrial Shanghai Co. Ltd., Class A	670,893	1,734,650
Will Semiconductor Co. Ltd. Shanghai, Class A	383,121	18,092,125
Wingtech Technology Co. Ltd., Class A	443,153	6,087,114
Wuhan Guide Infrared Co. Ltd., Class A	631,248	2,698,784
WUS Printed Circuit Kunshan Co. Ltd., Class A*	1,195,823	2,878,020
Yealink Network Technology Corp. Ltd., Class A	262,998	3,161,109

	Number of Shares	Value
Information Technology (Continued)
Yonyou Network Technology Co. Ltd., Class A	1,476,954	$8,399,947
Zhejiang Dahua Technology Co. Ltd., Class A	1,649,330	5,985,284
ZTE Corp., Class A	2,431,825	11,995,447

(Cost $232,683,804)		334,570,847

Materials — 7.3%
Aluminum Corp. of China Ltd., Class A*	6,094,117	5,000,507
Anhui Conch Cement Co. Ltd., Class A	2,207,560	16,981,497
Baoshan Iron & Steel Co. Ltd., Class A	7,984,739	9,871,622
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	1,576,755	15,498,400
Bluestar Adisseo Co., Class A	389,815	734,520
China Jushi Co. Ltd., Class A	2,135,165	5,463,701
China Molybdenum Co. Ltd., Class A	6,265,385	5,711,175
China Northern Rare Earth Group High-Tech Co. Ltd., Class A*	1,935,750	6,672,382
Citic Pacific Special Steel Group Co. Ltd., Class A	923,055	3,432,239
Ganfeng Lithium Co. Ltd., Class A	681,777	13,809,252
Hengli Petrochemical Co. Ltd., Class A	1,863,527	7,958,393
Hengyi Petrochemical Co. Ltd., Class A*	1,697,501	3,326,396
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	20,147,407	5,183,995
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A*	3,042,273	2,696,797
Jiangxi Copper Co. Ltd., Class A	951,390	3,916,733
Lomon Billions Group Co. Ltd., Class A	1,199,955	6,397,200
Ningxia Baofeng Energy Group Co. Ltd., Class A	721,100	1,607,648
Rongsheng Petrochemical Co. Ltd., Class A*	1,792,479	4,955,204
Shandong Gold Mining Co. Ltd., Class A	1,651,565	5,537,347
Wanhua Chemical Group Co. Ltd., Class A	1,381,061	23,570,211
Yunnan Energy New Material Co. Ltd., Class A	384,143	10,706,800
Zhejiang Huayou Cobalt Co. Ltd., Class A	640,339	10,372,934
Zhejiang Longsheng Group Co. Ltd., Class A	2,332,500	5,207,487
Zhongjin Gold Corp. Ltd., Class A	1,800,844	2,751,925
Zijin Mining Group Co. Ltd., Class A	11,995,112	21,134,191

(Cost $106,798,523)		198,498,556

Real Estate — 2.7%
China Fortune Land Development Co. Ltd., Class A	1,386,687	1,181,354
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	3,000,712	5,461,147
China Vanke Co. Ltd., Class A	5,977,442	25,039,647

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 300 China A-Shares ETF (Continued)

May 31, 2021

	Number of Shares	Value
Real Estate (Continued)
Gemdale Corp., Class A	2,082,602	$3,509,233
Greenland Holdings Corp. Ltd., Class A	3,436,581	3,137,987
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	1,743,517	1,868,308
Jinke Properties Group Co. Ltd., Class A	2,864,012	2,709,529
Poly Developments and Holdings Group Co. Ltd., Class A*	6,408,301	13,593,183
RiseSun Real Estate Development Co. Ltd., Class A	1,801,730	1,778,041
Seazen Holdings Co. Ltd., Class A	802,878	6,113,099
Shanghai Lingang Holdings Corp. Ltd., Class A	580,345	1,974,910
Xinhu Zhongbao Co. Ltd., Class A	4,032,466	1,992,887
Yango Group Co. Ltd., Class A	1,565,666	1,368,220
Youngor Group Co. Ltd., Class A	2,711,614	3,177,971

(Cost $65,009,030)		72,905,516

Utilities — 1.8%
CGN Power Co. Ltd., Class A	11,672,679	5,091,162
China National Nuclear Power Co. Ltd., Class A	5,343,701	4,367,988

	Number of Shares	Value
Utilities (Continued)
China Yangtze Power Co. Ltd., Class A	8,014,964	$24,973,671
GD Power Development Co. Ltd., Class A	12,136,700	4,608,054
Huadian Power International Corp. Ltd., Class A	3,547,500	1,920,185
Huaneng Lancang River Hydropower, Inc., Class A	1,986,100	1,704,473
Huaneng Power International, Inc., Class A	4,118,442	2,720,299
SDIC Power Holdings Co. Ltd., Class A	2,810,143	4,254,585

(Cost $41,198,292)		49,640,417

TOTAL COMMON STOCKS (Cost $1,721,176,757)		2,708,960,784

TOTAL INVESTMENTS — 99.8% (Cost $1,721,176,757)		$2,708,960,784
Other assets and liabilities, net — 0.2%		6,028,262

NET ASSETS — 100.0%		$2,714,989,046

*	Non-income producing security.

JSC:	Joint Stock Company

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$2,708,960,784	$—	$—	$2,708,960,784

TOTAL	$2,708,960,784	$—	$—	$2,708,960,784

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 99.7%
Communication Services — 3.0%
Beijing Gehua CATV Network Co. Ltd., Class A	41,600	$66,703
Beijing Kunlun Tech Co. Ltd., Class A	35,100	105,237
Bluefocus Intelligent Communications Group Co. Ltd., Class A*	85,600	86,623
China South Publishing & Media Group Co. Ltd., Class A	30,700	46,673
Chinese Universe Publishing and Media Group Co. Ltd., Class A	29,089	48,605
Dr Peng Telecom & Media Group Co. Ltd., Class A*	61,500	50,367
G-bits Network Technology Xiamen Co. Ltd., Class A*	1,873	147,655
Hangzhou Shunwang Technology Co. Ltd., Class A	17,900	38,390
Inmyshow Digital Technology Group Co. Ltd., Class A	15,500	27,407
Jiangsu Broadcasting Cable Information Network Corp. Ltd., Class A	85,900	42,453
Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A	32,800	38,904
Leo Group Co. Ltd., Class A	288,395	106,783
Ourpalm Co. Ltd., Class A*	118,400	81,549
People.cn Co. Ltd., Class A	23,700	69,905
Wasu Media Holding Co. Ltd., Class A	23,800	28,304
Xinhuanet Co. Ltd., Class A	8,850	33,421
Youzu Interactive Co. Ltd., Class A	31,300	89,375
Zhejiang Daily Digital Culture Group Co. Ltd., Class A	33,600	39,010
Zhejiang Huace Film & Television Co. Ltd., Class A	52,800	50,698

(Cost $1,123,493)		1,198,062

Consumer Discretionary — 10.2%
Anhui Jianghuai Automobile Group Corp. Ltd., Class A	56,900	85,612
Anhui Xinhua Media Co. Ltd., Class A	25,600	20,323
Anhui Zhongding Sealing Parts Co. Ltd., Class A	31,300	58,045
BAIC BluePark New Energy Technology Co. Ltd., Class A*	90,000	226,208
Beiqi Foton Motor Co. Ltd., Class A*	196,500	116,226
Besttone Holdings Co. Ltd., Class A	13,700	26,524
BTG Hotels Group Co. Ltd., Class A	21,145	90,037
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	5,900	178,172
Chengdu Fusen Noble-House Industrial Co. Ltd., Class A	6,470	13,176
Chongqing Department Store Co. Ltd., Class A	8,695	46,546
Chongqing Sokon Industry Group Co. Ltd., Class A	10,800	101,683
Chow Tai Seng Jewellery Co. Ltd., Class A	12,500	53,010
DongFeng Automobile Co. Ltd., Class A	34,300	38,908

	Number of Shares	Value
Consumer Discretionary (Continued)
Eastern Pioneer Driving School Co. Ltd., Class A	10,100	$16,638
Ecovacs Robotics Co. Ltd., Class A*	9,733	278,485
Global Top E-Commerce Co. Ltd., Class A*	53,550	17,139
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	13,700	68,567
Hang Zhou Great Star Industrial Co. Ltd., Class A*	29,453	151,798
Hisense Visual Technology Co. Ltd., Class A	33,700	64,980
HLA Group Corp. Ltd., Class A	55,300	61,254
Huizhou Desay Sv Automotive Co. Ltd., Class A	7,100	123,725
Jason Furniture Hangzhou Co. Ltd., Class A	13,514	170,446
Joyoung Co. Ltd., Class A*	13,100	66,078
Keboda Technology Co. Ltd., Class A	1,900	19,957
KingClean Electric Co. Ltd., Class A	3,500	29,147
Kuang-Chi Technologies Co. Ltd., Class A*	46,100	135,253
Liaoning Cheng Da Co. Ltd., Class A	52,658	176,881
Ningbo Huaxiang Electronic Co. Ltd., Class A	21,500	59,874
Ningbo Joyson Electronic Corp., Class A	35,120	99,126
Ningbo Tuopu Group Co. Ltd., Class A	18,007	108,684
Rainbow Digital Commercial Co. Ltd., Class A	20,600	22,139
Shandong Linglong Tyre Co. Ltd., Class A	29,447	222,223
Shanghai Jinjiang International Hotels Co. Ltd., Class A	15,700	154,320
Shenzhen MTC Co. Ltd., Class A*	77,800	68,110
Shijiazhuang Changshan BeiMing Technology Co. Ltd., Class A*	41,250	68,083
Sichuan Changhong Electric Co. Ltd., Class A	158,700	67,974
Sou Yu Te Group Co. Ltd., Class A*	79,724	22,014
Suofeiya Home Collection Co. Ltd., Class A	27,418	118,683
Visual China Group Co. Ltd., Class A	18,000	37,955
Wangfujing Group Co. Ltd., Class A	16,630	84,013
Wanxiang Qianchao Co. Ltd., Class A*	56,800	44,914
Weifu High-Technology Group Co. Ltd., Class A	21,500	81,159
Wuchan Zhongda Group Co. Ltd., Class A	108,700	122,961
Wuhan Department Store Group Co. Ltd., Class A	19,809	37,233
Xiamen Intretech, Inc., Class A	10,030	67,398
Zhejiang Orient Financial Holdings Group Co. Ltd., Class A*	57,414	52,336
Zhejiang Semir Garment Co. Ltd., Class A	34,500	64,791
Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	65,700	55,249
Zhejiang Yasha Decoration Co. Ltd., Class A	28,800	31,223

(Cost $2,550,313)		4,125,280

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

	Number of Shares	Value
Consumer Staples — 8.1%
Anhui Kouzi Distillery Co. Ltd., Class A	15,400	$162,244
Anhui Yingjia Distillery Co. Ltd., Class A	10,300	68,566
Beijing Dabeinong Technology Group Co. Ltd., Class A	126,262	162,042
Beijing Yanjing Brewery Co. Ltd., Class A	60,500	72,329
Bestore Co. Ltd., Class A	1,900	14,875
Bright Dairy & Food Co. Ltd., Class A	26,300	67,217
By-health Co. Ltd., Class A	36,500	208,677
C&S Paper Co. Ltd., Class A	28,100	146,412
Chacha Food Co. Ltd., Class A	13,000	104,224
Chongqing Brewery Co. Ltd., Class A*	10,400	282,036
Chongqing Fuling Zhacai Group Co. Ltd., Class A	22,838	145,438
COFCO Sugar Holding Co. Ltd., Class A	45,900	71,653
Fu Jian Anjoy Foods Co. Ltd., Class A*	5,100	197,237
Fujian Sunner Development Co. Ltd., Class A	26,700	104,056
Guangdong Marubi Biotechnology Co. Ltd., Class A	2,200	20,458
Heilongjiang Agriculture Co. Ltd., Class A	30,400	73,641
Jiajiayue Group Co. Ltd., Class A*	10,400	32,519
Laobaixing Pharmacy Chain JSC, Class A	8,754	78,835
New Hope Dairy Co. Ltd., Class A	7,300	21,040
Opple Lighting Co. Ltd., Class A	6,490	28,765
Pengdu Agriculture & Animal Husbandry Co. Ltd., Class A*	109,520	40,208
Proya Cosmetics Co. Ltd., Class A*	2,622	70,340
Shandong Yisheng Livestock & Poultry Breeding Co. Ltd., Class A	25,500	39,167
Shanghai Bailian Group Co. Ltd., Class A	34,400	119,924
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	11,500	222,646
Shanghai Flyco Electrical Appliance Co. Ltd., Class A	2,000	14,936
Shanghai Jahwa United Co. Ltd., Class A	14,464	133,207
Shanghai Maling Aquarius Co. Ltd., Class A	28,200	39,244
Shenzhen Agricultural Products Group Co. Ltd., Class A	29,200	26,617
Sichuan Swellfun Co. Ltd., Class A	8,299	166,077
Sichuan Teway Food Group Co. Ltd., Class A	6,414	36,358
Tech-Bank Food Co. Ltd., Class A	55,020	63,015
Toly Bread Co. Ltd., Class A	16,289	89,268
Yantai Changyu Pioneer Wine Co. Ltd., Class A	5,800	36,025
Yuan Longping High-tech Agriculture Co. Ltd., Class A*	39,454	103,745

(Cost $2,265,722)		3,263,041

Energy — 2.4%
China Petroleum Engineering Corp.	71,900	31,698
China Suntien Green Energy Corp. Ltd., Class A	6,100	14,174
CNOOC Energy Technology & Services Ltd., Class A	87,400	35,515
COFCO Capital Holdings Co. Ltd., Class A	7,900	11,688

	Number of Shares	Value
Energy (Continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	59,500	$57,037
Guanghui Energy Co. Ltd., Class A*	174,100	88,227
Guizhou Gas Group Corp. Ltd., Class A	9,800	14,284
Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia, Class A	33,000	54,726
Jizhong Energy Resources Co. Ltd., Class A	45,600	28,474
Nanjing Tanker Corp., Class A*	148,600	51,757
Oriental Energy Co. Ltd., Class A	49,300	91,038
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	51,700	49,155
Shanxi Coking Coal Energy Group Co. Ltd., Class A	87,950	93,417
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	51,300	83,545
Sinopec Oilfield Service Corp., Class A*	81,600	25,093
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	24,541	153,974
Yanzhou Coal Mining Co. Ltd., Class A	38,100	80,936

(Cost $750,171)		964,738

Financials — 4.5%
Bank of Guiyang Co. Ltd., Class A	109,900	133,974
Bank of Qingdao Co. Ltd., Class A	35,400	28,215
Bank of Suzhou Co. Ltd., Class A	71,100	85,336
Bank of Xi’an Co. Ltd., Class A*	57,200	44,602
Bank of Zhengzhou Co. Ltd., Class A	75,360	43,983
First Capital Securities Co. Ltd., Class A*	125,600	140,698
Guolian Securities Co. Ltd., Class A*	24,800	60,893
Huaan Securities Co. Ltd., Class A	93,243	91,432
Huaxi Securities Co. Ltd., Class A	56,000	88,563
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	117,055	126,535
Jiangsu Financial Leasing Co. Ltd., Class A	51,300	45,716
Jiangsu Jiangyin Rural Commercial Bank Co. Ltd., Class A	93,280	59,418
Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd., Class A	54,400	48,564
Jiangsu Zijin Rural Commercial Bank Co. Ltd., Class A*	78,600	47,353
Kunwu Jiuding Investment Holdings Co. Ltd., Class A*	5,600	15,050
Northeast Securities Co. Ltd., Class A	59,949	83,615
Oceanwide Holdings Co. Ltd., Class A	67,000	29,328
Pacific Securities Co. Ltd., Class A*	291,000	167,557
Polaris Bay Group Co. Ltd., Class A*	52,300	93,788
Sealand Securities Co. Ltd., Class A	162,670	113,316
Shaanxi International Trust Co. Ltd., Class A	85,190	45,042
Shanghai AJ Group Co. Ltd., Class A	34,605	38,168
Shanxi Securities Co. Ltd., Class A*	91,940	101,982
Wuxi Rural Commercial Bank Co. Ltd., Class A	63,500	60,872
Xishui Strong Year Co. Ltd. Inner Mongolia, Class A*	28,100	9,391

(Cost $1,755,932)		1,803,391

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

	Number of Shares	Value
Health Care — 10.9%
Anhui Anke Biotechnology Group Co. Ltd., Class A	49,008	$121,101
Apeloa Pharmaceutical Co. Ltd., Class A	25,300	103,522
Beijing SL Pharmaceutical Co. Ltd., Class A	26,500	48,312
Blue Sail Medical Co. Ltd., Class A*	26,500	90,304
China Animal Husbandry Industry Co. Ltd., Class A	26,157	47,522
China National Accord Medicines Corp. Ltd., Class A	6,373	39,835
China National Medicines Corp. Ltd., Class A	16,133	92,184
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	22,249	42,167
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	16,818	68,762
Da An Gene Co. Ltd. of Sun Yat-Sen University, Class A	42,018	156,039
Dezhan Healthcare Co. Ltd., Class A*	38,500	32,316
Dian Diagnostics Group Co. Ltd., Class A	18,640	121,073
Double Medical Technology, Inc., Class A	1,900	22,656
Guangdong Zhongsheng Pharmaceutical Co. Ltd., Class A	28,000	39,933
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	11,800	280,625
Guangzhou Wondfo Biotech Co. Ltd., Class A	11,440	129,103
Guizhou Bailing Group Pharmaceutical Co. Ltd., Class A*	30,300	36,414
Guizhou Xinbang Pharmaceutical Co. Ltd., Class A*	50,150	93,474
Hainan Poly Pharm Co. Ltd., Class A	11,199	96,285
Haisco Pharmaceutical Group Co. Ltd., Class A	6,900	24,867
Harbin Pharmaceutical Group Co. Ltd., Class A*	64,620	30,010
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	11,400	32,553
Humanwell Healthcare Group Co. Ltd., Class A	42,000	186,284
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	25,785	121,971
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	39,700	97,789
Jinyu Bio-Technology Co. Ltd., Class A	48,204	152,693
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	50,256	116,064
Livzon Pharmaceutical Group, Inc., Class A	15,862	123,809
Maccura Biotechnology Co. Ltd., Class A	16,700	123,669
Micro-Tech Nanjing Co. Ltd., Class A	1,634	72,322
Ovctek China, Inc., Class A	18,200	288,885
Realcan Pharmaceutical Group Co. Ltd., Class A*	45,330	35,204
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	24,500	90,446
Shandong Pharmaceutical Glass Co. Ltd., Class A	20,400	123,800

	Number of Shares	Value
Health Care (Continued)
Shenzhen Chipscreen Biosciences Co. Ltd., Class A*	8,800	$52,741
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	16,000	41,345
Shenzhen Neptunus Bioengineering Co. Ltd., Class A*	70,950	38,404
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A*	17,900	98,237
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	25,800	117,994
Tasly Pharmaceutical Group Co. Ltd., Class A	38,700	88,161
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	77,400	52,824
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd., Class A	12,262	49,268
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	61,100	119,155
Vcanbio Cell & Gene Engineering Corp. Ltd., Class A*	14,000	56,604
Yifan Pharmaceutical Co. Ltd., Class A	31,800	99,184
Zhejiang Conba Pharmaceutical Co. Ltd., Class A*	80,140	57,712
Zhejiang Medicine Co. Ltd., Class A	29,000	77,985
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A*	13,400	144,221

(Cost $3,172,239)		4,375,828

Industrials — 19.5%
AECC Aero-Engine Control Co. Ltd., Class A	24,600	80,047
Avic Aviation High-Technology Co. Ltd., Class A	29,900	141,765
AVIC Electromechanical Systems Co. Ltd., Class A	83,100	138,983
Avic Heavy Machinery Co. Ltd., Class A	24,100	73,731
AVICOPTER PLC, Class A	12,600	106,769
Beijing Bei Mo Gao Ke Friction Material Co. Ltd., Class A	3,230	49,612
Beijing Originwater Technology Co. Ltd., Class A*	95,100	107,278
Beijing Watertek Information Technology Co. Ltd., Class A	52,677	27,852
Bohai Leasing Co. Ltd., Class A*	106,300	40,693
Centre Testing International Group Co. Ltd., Class A	71,300	375,528
China Aerospace Times Electronics Co. Ltd., Class A	92,900	106,546
China Aluminum International Engineering Corp. Ltd., Class A	13,200	6,876
China Avionics Systems Co. Ltd., Class A	33,100	83,039
China Baoan Group Co. Ltd., Class A	110,880	177,963
China CAMC Engineering Co. Ltd., Class A	21,282	22,104
China First Heavy Industries, Class A*	117,800	51,380
China High Speed Railway Technology Co. Ltd., Class A*	83,596	29,641

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

	Number of Shares	Value
Industrials (Continued)
China International Marine Containers Group Co. Ltd., Class A	45,620	$109,795
China Marine Information Electronics Co. Ltd., Class A	6,100	27,620
China Meheco Co. Ltd., Class A	22,887	46,572
China Merchants Port Group Co. Ltd., Class A	4,500	10,957
China Railway Hi-tech Industry Co. Ltd., Class A	57,200	75,474
China XD Electric Co. Ltd., Class A	88,100	57,915
CITIC Heavy Industries Co. Ltd., Class A	74,600	39,911
CMST Development Co. Ltd., Class A*	37,800	30,009
COSCO SHIPPING Development Co. Ltd., Class A	170,300	78,820
Deppon Logistics Co. Ltd., Class A	12,400	22,606
Dongfang Electric Corp. Ltd., Class A	47,500	83,467
East Group Co. Ltd., Class A	39,800	39,839
Eternal Asia Supply Chain Management Ltd., Class A	63,800	57,155
Fangda Carbon New Material Co. Ltd., Class A*	97,500	132,013
Far East Smarter Energy Co. Ltd., Class A	47,700	29,187
Fujian Longking Co. Ltd., Class A	32,100	44,218
Gotion High-tech Co. Ltd., Class A*	43,881	247,088
Guangdong Kinlong Hardware Products Co. Ltd., Class A	5,500	155,582
Guangshen Railway Co. Ltd., Class A	145,600	48,885
Guangxi Liugong Machinery Co. Ltd., Class A	44,330	60,926
Guangzhou Port Co. Ltd., Class A	53,200	26,793
Guosheng Financial Holding, Inc., Class A*	49,587	88,146
Hefei Meiya Optoelectronic Technology, Inc., Class A	11,600	91,180
Henan Pinggao Electric Co. Ltd., Class A	35,000	32,672
Hongfa Technology Co. Ltd., Class A	22,280	197,010
Huaihe Energy Group Co. Ltd., Class A	66,800	23,476
Infore Environment Technology Group Co. Ltd., Class A	40,700	50,893
Inner Mongolia First Machinery Group Co. Ltd., Class A	36,300	60,938
Jiangxi Hongdu Aviation Industry Co. Ltd., Class A	18,400	118,908
Jihua Group Corp. Ltd., Class A	94,300	39,207
Juneyao Airlines Co. Ltd., Class A*	25,340	65,797
Kaishan Group Co. Ltd., Class A	17,000	38,488
Liaoning Port Co. Ltd., Class A	224,820	61,021
Ming Yang Smart Energy Group Ltd., Class A*	32,200	79,214
North Industries Group Red Arrow Co. Ltd., Class A*	29,847	55,913
North Navigation Control Technology Co. Ltd., Class A*	44,700	57,226
Orient Group, Inc., Class A*	127,690	66,311
Qingdao Port International Co. Ltd., Class A	30,100	29,799
Qingdao TGOOD Electric Co. Ltd., Class A	25,681	112,696

	Number of Shares	Value
Industrials (Continued)
Saurer Intelligent Technology Co. Ltd., Class A*	48,800	$23,734
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	17,100	77,024
Shandong Hi-speed Co. Ltd., Class A	26,900	26,842
Shanghai Construction Group Co. Ltd., Class A	191,200	87,294
Shanghai Environment Group Co. Ltd., Class A	28,740	52,125
Shanghai Mechanical and Electrical Industry Co. Ltd., Class A	13,849	38,654
Shanghai Tunnel Engineering Co. Ltd., Class A	80,500	65,802
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class A	16,000	36,449
Shanxi Coal International Energy Group Co. Ltd., Class A	34,000	35,367
Shenzhen Airport Co. Ltd., Class A	44,000	54,398
Shenzhen Colibri Technologies Co. Ltd., Class A	3,500	11,669
Shenzhen Tagen Group Co. Ltd., Class A*	56,209	55,999
Siasun Robot & Automation Co. Ltd., Class A*	53,400	87,048
Sichuan Road & Bridge Co. Ltd., Class A	81,900	92,902
Sieyuan Electric Co. Ltd., Class A	26,080	113,382
Sinochem International Corp., Class A	59,000	64,519
Sinoma International Engineering Co., Class A	44,750	65,365
Sinotrans Ltd., Class A	67,700	48,859
State Grid Yingda Co. Ltd., Class A*	27,000	29,356
STO Express Co. Ltd., Class A	26,300	32,886
Sungrow Power Supply Co. Ltd., Class A	43,900	667,405
Sunwoda Electronic Co. Ltd., Class A*	47,100	220,211
Suzhou Anjie Technology Co. Ltd., Class A	12,050	26,751
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A*	68,700	94,419
TangShan Port Group Co. Ltd., Class A	127,274	48,723
TBEA Co. Ltd., Class A	159,200	297,979
Tian Di Science & Technology Co. Ltd., Class A	71,100	39,377
Tianjin Port Co. Ltd., Class A	51,864	38,651
Topsec Technologies Group, Inc., Class A*	39,980	124,322
Tus Environmental Science And Technology Development Co. Ltd., Class A*	36,900	31,841
Wolong Electric Group Co. Ltd., Class A	33,539	62,460
Xiamen C & D, Inc., Class A	73,300	95,107
Xiamen ITG Group Corp. Ltd., Class A	56,248	66,716
Xinjiang Communications Construction Group Co. Ltd., Class A	8,300	14,597
Xuji Electric Co. Ltd., Class A	25,900	54,980
Yantai Eddie Precision Machinery Co. Ltd., Class A	7,700	74,598
Zhefu Holding Group Co. Ltd., Class A	69,200	55,913
Zhejiang Dingli Machinery Co. Ltd., Class A	8,320	84,351

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

	Number of Shares	Value
Industrials (Continued)
Zhejiang Wanliyang Co. Ltd., Class A	28,800	$35,651
Zhejiang Weiming Environment Protection Co. Ltd., Class A	16,176	58,854
Zhejiang Weixing New Building Materials Co. Ltd., Class A*	26,880	98,810
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	44,700	80,020
Zhongshan Broad Ocean Motor Co. Ltd., Class A*	61,000	50,245

(Cost $5,637,096)		7,835,189

Information Technology — 14.0%
Accelink Technologies Co. Ltd., Class A	17,900	69,479
Addsino Co. Ltd., Class A	55,000	161,968
Amlogic Shanghai Co. Ltd., Class A	8,800	118,405
Anhui Tatfook Technology Co. Ltd., Class A*	16,440	23,420
Arcsoft Corp. Ltd., Class A	8,600	62,701
Beijing E-Hualu Information Technology Co. Ltd., Class A	16,740	68,260
Beijing Jetsen Technology Co. Ltd., Class A*	88,500	55,401
Beijing Orient National Communication Science & Technology Co. Ltd., Class A	36,219	54,495
Beijing Teamsun Technology Co. Ltd., Class A	47,160	50,165
Beijing Thunisoft Corp. Ltd., Class A*	28,000	80,743
Beijing Ultrapower Software Co. Ltd., Class A*	84,200	59,975
Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	36,600	54,724
Changsha Jingjia Microelectronics Co. Ltd., Class A*	6,400	84,375
China TransInfo Technology Co. Ltd., Class A	33,900	82,014
Doushen Beijing Education & Technology, Inc., Class A*	29,820	28,585
Eastern Communications Co. Ltd., Class A	20,400	38,471
Flat Glass Group Co. Ltd., Class A	14,400	68,614
Fujian Star-net Communication Co. Ltd., Class A	20,000	62,788
GCI Science & Technology Co. Ltd., Class A	14,600	28,496
GCL System Integration Technology Co. Ltd., Class A*	150,700	69,276
GRG Banking Equipment Co. Ltd., Class A	51,500	97,606
Guangdong Ellington Electronics Technology Co. Ltd., Class A	17,100	18,941
Guangdong Fenghua Advanced Technology Holding Co. Ltd., Class A*	30,600	122,855
Guangzhou Haige Communications Group, Inc. Co., Class A	78,700	124,091
Guomai Technologies, Inc., Class A	21,600	20,672
Hangzhou First Applied Material Co. Ltd., Class A	15,799	202,265
Hangzhou Silan Microelectronics Co. Ltd., Class A	33,780	209,820
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	35,300	75,376

	Number of Shares	Value
Information Technology (Continued)
Holitech Technology Co. Ltd., Class A	80,300	$42,583
Huagong Tech Co. Ltd., Class A	34,459	114,182
Hubei Kaile Science & Technology Co. Ltd., Class A*	42,800	53,048
Hytera Communications Corp. Ltd., Class A	39,500	31,358
Ingenic Semiconductor Co. Ltd., Class A*	8,000	108,695
IRICO Display Devices Co. Ltd., Class A*	30,700	50,430
Leyard Optoelectronic Co. Ltd., Class A	76,400	87,622
MLS Co. Ltd., Class A	31,700	73,409
Neusoft Corp., Class A*	37,100	54,598
Newland Digital Technology Co. Ltd., Class A	31,540	74,176
PCI Technology Group Co. Ltd., Class A	60,400	61,027
Raytron Technology Co. Ltd., Class A	9,605	150,545
Rockchip Electronics Co. Ltd., Class A	2,000	28,648
Shanghai 2345 Network Holding Group Co. Ltd., Class A	245,848	77,915
Shanghai Belling Co. Ltd., Class A	24,200	68,532
Shenzhen Aisidi Co. Ltd., Class A	26,600	34,597
Shenzhen Everwin Precision Technology Co. Ltd., Class A*	25,780	86,475
Shenzhen Kaifa Technology Co. Ltd., Class A	40,200	113,212
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	24,300	55,739
Shenzhen Kinwong Electronic Co. Ltd., Class A	10,920	43,996
Shenzhen Sunlord Electronics Co. Ltd., Class A	27,700	137,592
Shenzhen Suntak Circuit Technology Co. Ltd., Class A	15,100	28,358
Sinosoft Co. Ltd., Class A*	10,900	63,583
StarPower Semiconductor Ltd., Class A	2,100	78,118
Taiji Computer Corp. Ltd., Class A	17,419	59,167
Thunder Software Technology Co. Ltd., Class A	12,700	300,713
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	9,900	56,585
Tianma Microelectronics Co. Ltd., Class A*	42,200	91,566
Tianshui Huatian Technology Co. Ltd., Class A	94,300	189,523
TongFu Microelectronics Co. Ltd., Class A*	28,400	87,288
Visionox Technology, Inc., Class A*	35,000	46,785
Wangsu Science & Technology Co. Ltd., Class A	83,800	74,679
Westone Information Industry, Inc., Class A	25,204	80,391
Wonders Information Co. Ltd., Class A*	35,694	84,002
Wuhu Token Science Co. Ltd., Class A	104,500	135,261
Wuxi Taiji Industry Co. Ltd., Class A	63,300	80,046
Xiamen Faratronic Co. Ltd., Class A	5,800	114,365
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class A	5,200	20,224
Zhejiang Crystal-Optech Co. Ltd., Class A	52,262	107,906

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

	Number of Shares	Value
Information Technology (Continued)
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	27,600	$186,503

(Cost $4,703,862)		5,627,423

Materials — 21.8%
ADAMA Ltd., Class A	18,700	25,555
Angang Steel Co. Ltd., Class A	102,400	70,528
BBMG Corp., Class A	179,100	77,554
Beijing Sanju Environmental Protection and New Material Co. Ltd., Class A	60,200	55,347
Beijing Shougang Co. Ltd., Class A*	56,100	47,793
Chengzhi Co. Ltd., Class A*	26,909	56,615
China Hainan Rubber Industry Group Co. Ltd., Class A	73,500	62,847
China Nonferrous Metal Industry’s Foreign Engineering and Construction Co. Ltd., Class A*	59,200	46,998
China West Construction Group Co. Ltd., Class A	21,700	28,087
Chongqing Iron & Steel Co. Ltd., Class A*	252,100	113,516
COFCO Biotechnology Co. Ltd., Class A	48,085	75,140
CSG Holding Co. Ltd., Class A	58,961	95,095
Elion Energy Co. Ltd., Class A	58,800	29,798
Fangda Special Steel Technology Co. Ltd., Class A*	46,246	66,534
Gansu Jiu Steel Group Hongxing Iron & Steel Co. Ltd., Class A*	134,500	49,168
GEM Co. Ltd., Class A	164,552	290,699
Grace Fabric Technology Co. Ltd., Class A	7,500	10,920
Guangdong HEC Technology Holding Co. Ltd., Class A*	64,705	46,495
Guangdong Hongda Blasting Co. Ltd., Class A	22,500	103,290
Guangdong Tapai Group Co. Ltd., Class A	30,600	53,194
Guangzhou Tinci Materials Technology Co. Ltd., Class A	23,834	349,482
Hainan Mining Co. Ltd., Class A*	16,800	22,852
Hangzhou Iron & Steel Co., Class A	58,010	49,147
Hesteel Co. Ltd., Class A*	182,400	70,970
Hongda Xingye Co. Ltd., Class A	85,678	58,877
Hoshine Silicon Industry Co. Ltd., Class A	6,000	60,256
Huafon Chemical Co. Ltd., Class A	59,300	115,180
Huafon Microfibre Shanghai Technology Co. Ltd.	52,950	43,697
Huaibei Mining Holdings Co. Ltd., Class A	29,500	53,040
Huapont Life Sciences Co. Ltd., Class A	67,950	77,610
Huaxin Cement Co. Ltd., Class A	29,072	99,434
Hubei Xingfa Chemicals Group Co. Ltd., Class A	24,020	68,512
Hunan Gold Corp. Ltd., Class A	36,100	48,708
Hunan Valin Steel Co. Ltd., Class A	78,520	83,771
Jiangsu Eastern Shenghong Co. Ltd., Class A*	41,400	112,434
Jiangsu Shagang Co. Ltd., Class A	75,800	113,810
Jiangsu Yangnong Chemical Co. Ltd., Class A	8,000	138,580
Jilin Yatai Group Co. Ltd., Class A*	139,600	63,735

	Number of Shares	Value
Materials (Continued)
Jinduicheng Molybdenum Co. Ltd., Class A	41,600	$39,682
Kingfa Sci & Tech Co. Ltd., Class A	77,426	274,049
Lianhe Chemical Technology Co. Ltd., Class A	31,559	125,963
Liuzhou Iron & Steel Co. Ltd., Class A*	22,100	23,023
Luxi Chemical Group Co. Ltd., Class A	48,900	124,901
Maanshan Iron & Steel Co. Ltd., Class A	102,500	59,341
Nanjing Hanrui Cobalt Co. Ltd., Class A*	6,500	79,697
Nanjing Iron & Steel Co. Ltd., Class A	132,000	75,591
Ningbo Shanshan Co. Ltd., Class A	48,661	134,750
ORG Technology Co. Ltd., Class A	72,650	59,954
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	184,500	67,156
Red Avenue New Materials Group Co. Ltd., Class A	7,500	44,091
Rising Nonferrous Metals Share Co. Ltd., Class A*	7,700	43,829
Sansteel Minguang Co. Ltd. Fujian, Class A	52,650	61,209
SGIS Songshan Co. Ltd., Class A*	52,000	40,547
Shandong Chenming Paper Holdings Ltd., Class A	52,550	84,508
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	63,649	280,109
Shandong Iron and Steel Co. Ltd., Class A*	235,130	64,558
Shandong Nanshan Aluminum Co. Ltd., Class A	308,300	194,447
Shandong Sinocera Functional Material Co. Ltd., Class A	33,000	269,745
Shandong Sun Paper Industry JSC Ltd., Class A	67,100	150,332
Shanghai Huayi Group Co. Ltd., Class A	24,000	29,860
Shanxi Taigang Stainless Steel Co. Ltd., Class A*	97,900	101,528
Shanying International Holding Co. Ltd., Class A*	138,200	80,442
Shenghe Resources Holding Co. Ltd., Class A*	60,290	165,533
Shenzhen Jinjia Group Co. Ltd., Class A	37,600	63,888
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	20,040	90,016
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A*	107,300	81,143
Sichuan Hebang Biotechnology Co. Ltd., Class A*	227,680	70,014
Sinoma Science & Technology Co. Ltd., Class A	28,700	101,404
Skshu Paint Co. Ltd., Class A	4,600	170,322
Tangshan Jidong Cement Co. Ltd., Class A*	40,481	89,361
Tangshan Sanyou Chemical Industries Co. Ltd., Class A	53,200	84,969
Tibet Summit Resources Co. Ltd., Class A	19,620	51,345
Tongkun Group Co. Ltd., Class A	68,900	230,358
Tongling Nonferrous Metals Group Co. Ltd., Class A	314,600	142,646

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

	Number of Shares	Value
Materials (Continued)
Transfar Zhilian Co. Ltd., Class A	56,000	$56,758
Weihai Guangwei Composites Co. Ltd., Class A	11,100	123,647
Western Mining Co. Ltd., Class A*	82,000	177,668
Xiamen Tungsten Co. Ltd., Class A	36,220	114,789
Xinfengming Group Co. Ltd., Class A*	12,016	36,253
Xinjiang Tianshan Cement Co. Ltd., Class A	27,000	64,431
Xinjiang Zhongtai Chemical Co. Ltd., Class A	73,700	115,514
Xinxing Ductile Iron Pipes Co. Ltd., Class A	102,850	64,061
Xinyu Iron & Steel Co. Ltd., Class A	68,500	63,086
Yintai Gold Co. Ltd., Class A	71,508	117,575
Yunnan Aluminium Co. Ltd., Class A*	66,800	145,468
Yunnan Chihong Zinc & Germanium Co. Ltd., Class A	109,300	82,140
Yunnan Copper Co. Ltd., Class A	43,800	99,642
Yunnan Tin Co. Ltd., Class A*	42,730	108,538
Zhejiang Hailiang Co. Ltd., Class A	41,900	67,250
Zhejiang Jiahua Energy Chemical Industry Co. Ltd., Class A	43,100	58,965
Zhejiang Jinke Culture Industry Co. Ltd., Class A*	75,491	38,729
Zhejiang Juhua Co. Ltd., Class A	57,990	90,618
Zhejiang Runtu Co. Ltd., Class A	29,600	44,954
Zhejiang Sanmei Chemical Industry Co. Ltd., Class A	7,860	20,631
Zhejiang Satellite Petrochemical Co. Ltd., Class A*	21,000	145,001
Zibo Qixiang Tengda Chemical Co. Ltd., Class A	40,715	73,461

(Cost $5,566,025)		8,794,758

Real Estate — 3.1%
Beijing Capital Development Co. Ltd., Class A	55,400	49,457
Beijing Urban Construction Investment & Development Co. Ltd., Class A	58,220	46,493
China Enterprise Co. Ltd., Class A	78,500	40,027
China Merchants Property Operation & Service Co. Ltd., Class A	18,200	60,421
China Sports Industry Group Co. Ltd., Class A	28,701	56,737
China-Singapore Suzhou Industrial Park Development Group Co. Ltd., Class A	7,000	10,949
Cinda Real Estate Co. Ltd., Class A	36,800	21,478
Financial Street Holdings Co. Ltd., Class A	51,300	62,054
Grandjoy Holdings Group Co. Ltd., Class A	55,200	33,863
Greattown Holdings Ltd., Class A	68,464	39,206
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	66,800	49,573
Huafa Industrial Co. Ltd. Zhuhai, Class A	72,740	78,061
Nanjing Gaoke Co. Ltd., Class A	37,020	59,533
Red Star Macalline Group Corp. Ltd., Class A	19,000	28,915
Shanghai Industrial Development Co. Ltd., Class A	39,590	30,063

	Number of Shares	Value
Real Estate (Continued)
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class A	14,600	$29,023
Shanghai Shimao Co. Ltd., Class A	48,300	32,130
Shanghai SMI Holding Co. Ltd., Class A	54,300	41,063
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	33,100	100,124
Shenzhen Huaqiang Industry Co. Ltd., Class A	13,440	32,874
Sichuan Languang Development Co. Ltd., Class A	65,165	38,850
Suning Universal Co. Ltd., Class A*	65,200	113,444
Tahoe Group Co. Ltd., Class A*	42,700	17,820
Tianjin Guangyu Development Co. Ltd., Class A	24,000	20,898
Zhejiang China Commodities City Group Co. Ltd., Class A	116,900	93,721
Zhongtian Financial Group Co. Ltd., Class A*	180,500	81,276

(Cost $1,234,322)		1,268,053

Utilities — 2.2%
An Hui Wenergy Co. Ltd., Class A	48,700	29,416
Beijing Capital Co. Ltd., Class A	189,190	86,969
CECEP Wind-Power Corp., Class A	85,700	54,723
Chengdu Xingrong Environment Co. Ltd., Class A	77,000	63,061
Chongqing Gas Group Corp. Ltd., Class A	8,000	13,280
Guangdong Baolihua New Energy Stock Co. Ltd., Class A	74,300	63,298
Hubei Energy Group Co. Ltd., Class A	83,900	69,897
Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A	99,800	37,892
Jinko Power Technology Co. Ltd., Class A	35,600	30,943
Jointo Energy Investment Co. Ltd. Hebei, Class A	30,800	25,514
Luenmei Quantum Co. Ltd., Class A	39,050	55,875
Shanghai Electric Power Co. Ltd., Class A	44,900	49,241
Shenergy Co. Ltd., Class A	105,449	100,754
Shenzhen Energy Group Co. Ltd., Class A	61,260	114,182
Shenzhen Gas Corp. Ltd., Class A	24,700	27,243
State Grid Information & Communication Co. Ltd., Class A	15,400	33,899
Zhongshan Public Utilities Group Co. Ltd., Class A	37,960	50,146

(Cost $792,627)		906,333

TOTAL COMMON STOCKS (Cost $29,551,802)		40,162,096

TOTAL INVESTMENTS — 99.7% (Cost $29,551,802)		$40,162,096
Other assets and liabilities, net — 0.3%		114,094

NET ASSETS — 100.0%		$40,276,190

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (Continued)

May 31, 2021

*	Non-income producing security.

JSC:	Joint Stock Company

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$40,162,096	$—	$—	$40,162,096

TOTAL	$40,162,096	$—	$—	$40,162,096

(a)	See Schedule of Investments for additional detailed categorizations.

During the year ended May 31, 2021, the amount of transfers from Level 3 to Level 1 was $ 68,258. The investment was transferred from Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 56.2%
Communication Services — 12.5%
Alibaba Pictures Group Ltd.*	88,917	$11,915
Autohome, Inc., ADR	452	34,836
Baidu, Inc., ADR*	1,885	369,969
Bilibili, Inc., ADR*(a)	1,156	123,900
China Literature Ltd., 144A*(a)	2,016	21,170
China Tower Corp. Ltd., Class H, 144A	335,278	45,791
DouYu International Holdings Ltd., ADR*	643	5,080
HUYA, Inc., ADR*(a)	488	7,466
iQIYI, Inc., ADR*	1,688	24,071
JOYY, Inc., ADR (a)	436	33,550
Kuaishou Technology, 144A*	1,448	36,250
Momo, Inc., ADR	1,244	17,453
NetEase, Inc., ADR	2,810	331,383
Tencent Holdings Ltd.	40,233	3,208,770
Tencent Music Entertainment Group, ADR*	4,671	73,521
Weibo Corp., ADR*	459	23,336

(Cost $3,201,707)		4,368,461

Consumer Discretionary — 20.1%
Alibaba Group Holding Ltd., ADR*	13,242	2,833,258
ANTA Sports Products Ltd.	7,865	160,516
Baozun, Inc., ADR*(a)	338	11,725
Bosideng International Holdings Ltd.	31,101	17,231
Brilliance China Automotive Holdings Ltd. (b)	21,577	20,295
BYD Co. Ltd., Class H	5,698	132,148
China East Education Holdings Ltd., 144A*	3,829	8,357
China Education Group Holdings Ltd.	2,497	6,451
China Meidong Auto Holdings Ltd.	4,098	21,595
China Yuhua Education Corp. Ltd., 144A (a)	8,669	8,645
Dongfeng Motor Group Co. Ltd., Class H	19,915	18,654
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	3,706	24,615
Geely Automobile Holdings Ltd.	41,335	105,131
GOME Retail Holdings Ltd.*	38,282	6,116
Great Wall Motor Co. Ltd., Class H	22,687	63,431
GSX Techedu, Inc., ADR*(a)	588	10,902
Guangzhou Automobile Group Co. Ltd., Class H	22,194	18,902
Haidilao International Holding Ltd., 144A	7,217	41,565
Haier Smart Home Co. Ltd., Class H*	13,797	58,130
HengTen Networks Group Ltd.*	20,000	19,636
Huazhu Group Ltd., ADR*(a)	1,148	65,631
JD Health International, Inc., 144A*	1,500	19,964
JD.com, Inc., ADR*	6,043	446,819
Jiumaojiu International Holdings Ltd., 144A*(a)	4,721	18,705
Li Auto, Inc., ADR*(a)	3,303	76,960
Li Ning Co. Ltd.	16,056	150,707
Meituan, Class B, 144A*	25,243	956,211
Minth Group Ltd.	5,528	23,576
New Oriental Education & Technology Group, Inc., ADR*	11,100	113,553

	Number of Shares	Value
Consumer Discretionary (Continued)
NIO, Inc., ADR*	9,036	$348,970
Pinduoduo, Inc., ADR*	3,066	382,882
Shenzhou International Group Holdings Ltd.	5,906	152,495
TAL Education Group, ADR*	2,765	110,517
Tongcheng-Elong Holdings Ltd.*	6,503	17,554
Topsports International Holdings Ltd., 144A	10,194	15,525
Trip.com Group Ltd., ADR*	3,548	148,484
Vipshop Holdings Ltd., ADR*	3,372	77,994
XPeng, Inc., ADR*(a)	2,264	72,742
Yadea Group Holdings Ltd., 144A	6,924	15,434
Yum China Holdings, Inc.	2,915	197,171
Zhongsheng Group Holdings Ltd.	4,614	39,682

(Cost $5,670,838)		7,038,879

Consumer Staples — 1.7%
Anhui Gujing Distillery Co. Ltd., Class B	700	9,606
China Feihe Ltd., 144A	25,252	70,765
China Mengniu Dairy Co. Ltd.*	20,191	122,400
China Resources Beer Holdings Co. Ltd.	10,700	96,022
Dali Foods Group Co. Ltd., 144A	17,950	11,240
Hengan International Group Co. Ltd.	5,348	35,866
Nongfu Spring Co. Ltd., Class H, 144A*(a)	2,143	12,674
RLX Technology, Inc., ADR*(a)	854	9,659
Smoore International Holdings Ltd., 144A	8,433	60,303
Sun Art Retail Group Ltd.*(a)	12,000	9,107
Tingyi Cayman Islands Holding Corp.	16,303	30,962
Tsingtao Brewery Co. Ltd., Class H	3,477	37,967
Uni-President China Holdings Ltd.	11,681	12,627
Vinda International Holdings Ltd. (a)	1,833	5,822
Want Want China Holdings Ltd.	41,311	30,712
Yihai International Holding Ltd.*	3,659	29,253

(Cost $475,902)		584,985

Energy — 0.6%
China Oilfield Services Ltd., Class H	12,468	11,727
China Petroleum & Chemical Corp., Class H	171,675	91,353
China Shenhua Energy Co. Ltd., Class H	22,720	51,463
PetroChina Co. Ltd., Class H	150,225	61,357
Yanzhou Coal Mining Co. Ltd., Class H	10,462	13,965

(Cost $262,777)		229,865

Financials — 7.3%
360 DigiTech, Inc., ADR*	601	16,870
Agricultural Bank of China Ltd., Class H	182,517	74,076
Bank of China Ltd., Class H	557,440	209,005
Bank of Communications Co. Ltd., Class H	62,599	42,183
China Bohai Bank Co. Ltd., Class H, 144A	10,000	4,265
China Cinda Asset Management Co. Ltd., Class H	78,226	16,731
China CITIC Bank Corp. Ltd., Class H*	68,611	37,482
China Construction Bank Corp., Class H	672,283	552,635
China Everbright Bank Co. Ltd., Class H	25,027	10,609
China Everbright Ltd.	5,684	7,192
China Galaxy Securities Co. Ltd., Class H	29,101	18,260

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Financials (Continued)
China Huarong Asset Management Co. Ltd., Class H, 144A (b)	82,025	$10,780
China International Capital Corp. Ltd., Class H, 144A (a)	9,902	29,216
China Life Insurance Co. Ltd., Class H	55,124	116,196
China Merchants Bank Co. Ltd., Class H	27,063	250,186
China Minsheng Banking Corp. Ltd., Class H (a)	43,871	23,515
China Pacific Insurance Group Co. Ltd., Class H*	18,554	69,685
China Taiping Insurance Holdings Co. Ltd.	11,817	21,772
Chongqing Rural Commercial Bank Co. Ltd., Class H*	8,977	4,060
CITIC Securities Co. Ltd., Class H	16,213	44,808
Far East Horizon Ltd.	11,672	12,768
GF Securities Co. Ltd., Class H	9,031	12,916
Haitong Securities Co. Ltd., Class H	20,150	19,238
Huatai Securities Co. Ltd., Class H, 144A	9,608	14,880
Industrial & Commercial Bank of China Ltd., Class H	394,378	259,148
Lufax Holding Ltd., ADR*	1,228	14,969
New China Life Insurance Co. Ltd., Class H	6,243	23,367
Noah Holdings Ltd., ADR*(a)	281	12,808
People’s Insurance Co. Group of China Ltd., Class H	69,061	25,538
PICC Property & Casualty Co. Ltd., Class H	49,698	47,448
Ping An Insurance Group Co. of China Ltd., Class H	43,236	470,447
Postal Savings Bank of China Co. Ltd., Class H, 144A	55,166	39,733
Up Fintech Holding Ltd., ADR*	555	12,648
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A*(a)	3,444	17,750

(Cost $2,540,743)		2,543,184

Health Care — 4.1%
3SBio, Inc., 144A*	8,688	10,522
Akeso, Inc., 144A*	2,000	16,660
Alibaba Health Information Technology Ltd.*	29,541	73,307
BeiGene Ltd., ADR*	331	118,667
CanSino Biologics, Inc., Class H, 144A*(a)	498	22,021
China Medical System Holdings Ltd.	9,217	23,632
China Resources Pharmaceutical Group Ltd., 144A	7,288	5,230
China Traditional Chinese Medicine Holdings Co. Ltd.	9,251	5,972
CSPC Pharmaceutical Group Ltd.	67,175	105,419
Genscript Biotech Corp.*	5,815	22,814
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A	901	18,714
Hansoh Pharmaceutical Group Co. Ltd., 144A*	7,678	33,487
Hutchmed China Ltd., ADR*(a)	541	16,095
I-Mab, ADR*	226	18,322
Innovent Biologics, Inc., 144A*	7,454	90,230

	Number of Shares	Value
Health Care (Continued)
Jinxin Fertility Group Ltd., 144A (a)	9,789	$28,189
Microport Scientific Corp.	5,314	44,436
Pharmaron Beijing Co. Ltd., Class H, 144A	577	13,820
Ping An Healthcare and Technology Co. Ltd., 144A*(a)	3,218	37,772
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	14,754	32,583
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (a)	3,563	29,679
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	5,062	11,440
Sino Biopharmaceutical Ltd.	76,033	85,425
Sinopharm Group Co. Ltd., Class H	9,866	33,559
SSY Group Ltd.	12,602	8,378
Venus MedTech Hangzhou, Inc., Class H, 144A*	1,500	13,828
WuXi AppTec Co. Ltd., Class H, 144A (a)	2,269	48,593
Wuxi Biologics Cayman, Inc., 144A*	23,145	361,729
Zai Lab Ltd., ADR*	528	93,804

(Cost $854,829)		1,424,327

Industrials — 2.1%
51job, Inc., ADR*	204	14,623
Air China Ltd., Class H*	17,358	13,933
A-Living Smart City Services Co. Ltd., 144A (a)	3,402	16,415
AviChina Industry & Technology Co. Ltd., Class H*	23,238	16,138
Beijing Capital International Airport Co. Ltd., Class H	15,616	10,543
BOC Aviation Ltd., 144A	1,624	14,438
China Communications Services Corp. Ltd., Class H	20,726	8,732
China Conch Venture Holdings Ltd.	12,535	57,658
China Everbright Environment Group Ltd.	31,220	18,785
China Lesso Group Holdings Ltd.	8,844	23,303
China Merchants Port Holdings Co. Ltd.	13,046	21,213
China Railway Group Ltd., Class H	26,611	14,058
China Southern Airlines Co. Ltd., Class H*(a)	7,005	4,747
China State Construction International Holdings Ltd.	17,565	12,470
CITIC Ltd.	41,853	48,371
COSCO SHIPPING Holdings Co. Ltd., Class H*	16,208	34,123
COSCO SHIPPING Ports Ltd.	14,845	12,050
Country Garden Services Holdings Co. Ltd.	10,841	112,512
Ever Sunshine Lifestyle Services Group Ltd.	4,844	13,544
Fosun International Ltd.	18,729	30,357
Greentown Service Group Co. Ltd.	10,940	17,394
Haitian International Holdings Ltd.	5,959	20,807
Jiangsu Expressway Co. Ltd., Class H	11,189	13,537
Shenzhen International Holdings Ltd.	9,059	13,773
Sinotruk Hong Kong Ltd.	5,344	12,532
Weichai Power Co. Ltd., Class H	16,118	36,259

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Industrials (Continued)
Xinjiang Goldwind Science & Technology Co. Ltd., Class H (a)	3,448	$5,873
Zhejiang Expressway Co. Ltd., Class H	14,179	12,313
Zhuzhou CRRC Times Electric Co. Ltd., Class H	3,119	15,130
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	11,019	13,289
ZTO Express Cayman, Inc., ADR (a)	3,054	98,003

(Cost $630,250)		756,923

Information Technology — 3.2%
21Vianet Group, Inc., ADR*(a)	610	13,615
AAC Technologies Holdings, Inc. (a)	5,680	34,543
Agora, Inc., ADR*	339	15,150
BYD Electronic International Co. Ltd. (a)	4,359	28,643
China Youzan Ltd.*	101,521	22,106
Daqo New Energy Corp., ADR*	376	27,967
GDS Holdings Ltd., ADR*(a)	604	45,433
Hua Hong Semiconductor Ltd., 144A*	4,397	23,596
Kingboard Holdings Ltd.	4,825	25,675
Kingboard Laminates Holdings Ltd.	8,500	18,158
Kingdee International Software Group Co. Ltd.*	18,200	74,101
Kingsoft Cloud Holdings Ltd., ADR*(a)	404	15,780
Kingsoft Corp. Ltd.	5,918	39,917
Lenovo Group Ltd.	50,725	60,782
Ming Yuan Cloud Group Holdings Ltd.*	3,000	15,693
OneConnect Financial Technology Co. Ltd., ADR*	818	11,828
Sunny Optical Technology Group Co. Ltd.	5,221	132,790
TravelSky Technology Ltd., Class H	6,274	13,581
Weimob, Inc., 144A*(a)	11,497	26,338
Xiaomi Corp., Class B, 144A*	105,853	398,928
Xinyi Solar Holdings Ltd.	27,499	49,320
ZTE Corp., Class H	5,620	15,351

(Cost $764,105)		1,109,295

Materials — 0.9%
Aluminum Corp. of China Ltd., Class H*	37,490	22,171
Anhui Conch Cement Co. Ltd., Class H	9,577	59,846
China Hongqiao Group Ltd.	15,099	24,357
China Molybdenum Co. Ltd., Class H	13,966	9,627
China National Building Material Co. Ltd., Class H	30,221	40,418
China Resources Cement Holdings Ltd.	21,010	22,279
Ganfeng Lithium Co. Ltd., Class H, 144A	1,200	18,012
Jiangxi Copper Co. Ltd., Class H (a)	9,116	21,612
Lee & Man Paper Manufacturing Ltd.	7,636	6,661
Nine Dragons Paper Holdings Ltd.	12,985	19,608
Zhaojin Mining Industry Co. Ltd., Class H	9,601	10,366
Zijin Mining Group Co. Ltd., Class H	41,731	65,490

(Cost $220,701)		320,447

Real Estate — 2.5%
Agile Group Holdings Ltd.	10,976	15,613
China Aoyuan Group Ltd.	6,128	7,193
China Evergrande Group (a)	13,241	19,858
China Jinmao Holdings Group Ltd.	40,097	15,499

	Number of Shares	Value
Real Estate (Continued)
China Overseas Land & Investment Ltd.	27,932	$66,795
China Overseas Property Holdings Ltd.	4,582	4,912
China Resources Land Ltd.	23,218	108,741
China Resources Mixc Lifestyle Services Ltd., 144A*	2,400	14,441
China Vanke Co. Ltd., Class H	10,681	36,951
CIFI Holdings Group Co. Ltd.	25,093	21,953
Country Garden Holdings Co. Ltd.	56,452	71,499
Guangzhou R&F Properties Co. Ltd., Class H	7,005	9,495
Hopson Development Holdings Ltd.	4,286	21,095
Kaisa Group Holdings Ltd.*	23,675	10,890
KE Holdings, Inc., ADR*(a)	2,486	128,998
KWG Group Holdings Ltd.	10,801	16,616
Logan Group Co. Ltd.	11,360	18,267
Longfor Group Holdings Ltd., 144A	12,971	75,874
Poly Property Services Co. Ltd., Class H (a)	550	4,429
Seazen Group Ltd.*	16,689	19,180
Shenzhen Investment Ltd.	25,893	9,208
Shimao Group Holdings Ltd.	9,262	26,254
Sunac China Holdings Ltd.	18,968	70,018
Sunac Services Holdings Ltd., 144A*	4,000	12,524
Wharf Holdings Ltd.	11,594	40,034
Yuexiu Property Co. Ltd.	62,198	15,467
Zhenro Properties Group Ltd. (a)	8,966	5,707

(Cost $854,328)		867,511

Utilities — 1.2%
Beijing Enterprises Holdings Ltd.	4,509	15,628
Beijing Enterprises Water Group Ltd.*	45,661	18,591
CGN Power Co. Ltd., Class H, 144A (a)	61,645	13,582
China Gas Holdings Ltd.	22,014	82,113
China Longyuan Power Group Corp. Ltd., Class H	23,239	32,876
China Power International Development Ltd.	29,895	7,511
China Resources Gas Group Ltd.	7,109	44,378
China Resources Power Holdings Co. Ltd.	16,127	20,779
ENN Energy Holdings Ltd.	5,784	106,345
Guangdong Investment Ltd.	22,747	33,411
Huaneng Power International, Inc., Class H	30,162	10,804
Kunlun Energy Co. Ltd.	28,921	21,836

(Cost $367,292)		407,854

TOTAL COMMON STOCKS (Cost $15,843,472)		19,651,731

EXCHANGE-TRADED FUNDS — 43.6%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (a)(c)	44,983	1,716,704
Xtrackers MSCI China A Inclusion Equity ETF (c)	429,608	13,524,060

TOTAL EXCHANGE-TRADED FUNDS (Cost $11,602,851)		15,240,764

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 3.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e) (Cost $1,306,704)	1,306,704	$1,306,704

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d) (Cost $4,222)	4,222	4,222

TOTAL INVESTMENTS — 103.5% (Cost $28,757,249)		$36,203,421
Other assets and liabilities, net — (3.5%)		(1,221,414)

NET ASSETS — 100.0%		$34,982,007

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
EXCHANGE-TRADED FUNDS — 43.6%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (a)(c)
1,059,284	489,658	(252,217)		(17,217)	437,196	6,076	—	44,983	1,716,704
Xtrackers MSCI China A Inclusion Equity ETF (c)
6,733,326	3,672,015	(908,333)		164,591	3,862,461	88,221	—	429,608	13,524,060

SECURITIES LENDING COLLATERAL — 3.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e)
1,797,929	—	(491,225	)(f)	—	—	325	—	1,306,704	1,306,704

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d)
11,737	3,840,665	(3,848,180)		—	—	11	—	4,222	4,222

9,602,276	8,002,338	(5,499,955)		147,374	4,299,657	94,633	—	1,785,517	16,551,690

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $1,992,702, which is 5.7% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund advised by DBX Advisors LLC.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $744,384.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

ADR:	American Depositary Receipt
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All China Equity ETF (Continued)

May 31, 2021

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
FTSE China A50 Index Futures	USD	1	$18,164	$18,234	6/29/2021	$70

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)	$19,620,656	$—	$31,075	$19,651,731
Exchange-Traded Funds	15,240,764	—	—	15,240,764
Short-Term Investments (g)	1,310,926	—	—	1,310,926
Derivatives (h)
Futures Contracts	70	—	—	70

TOTAL	$36,172,416	$—	$31,075	$36,203,491

(g)	See Schedule of Investments for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

During the year ended May 31, 2021, the amount of transfers from Level 1 to Level 3 was $23,887. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 99.6%
Communication Services — 1.5%
Beijing Enlight Media Co. Ltd., Class A	6,900	$13,697
Beijing Kunlun Tech Co. Ltd., Class A	3,000	8,996
China Film Co. Ltd., Class A	3,500	7,091
China South Publishing & Media Group Co. Ltd., Class A	4,100	6,234
Focus Media Information Technology Co. Ltd., Class A	32,623	52,421
G-bits Network Technology Xiamen Co. Ltd., Class A*	200	15,770
Giant Network Group Co. Ltd., Class A	3,300	7,172
Leo Group Co. Ltd., Class A	13,900	5,148
Mango Excellent Media Co. Ltd., Class A	4,100	47,481
NanJi E-Commerce Co. Ltd., Class A	5,400	8,643
Oriental Pearl Group Co. Ltd., Class A	7,597	10,646
Perfect World Co. Ltd., Class A	4,100	13,704
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	4,700	17,878
Zhejiang Century Huatong Group Co. Ltd., Class A*	18,020	18,635

(Cost $177,542)		233,516

Consumer Discretionary — 7.5%
BYD Co. Ltd., Class A	3,998	112,112
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	600	18,123
China Tourism Group Duty Free Corp. Ltd., Class A	4,343	227,966
Chongqing Changan Automobile Co. Ltd., Class A*	9,600	35,778
Ecovacs Robotics Co. Ltd., Class A*	1,000	28,618
FAW Jiefang Group Co. Ltd., Class A*	5,700	9,848
Fuyao Glass Industry Group Co. Ltd., Class A	4,509	36,998
Great Wall Motor Co. Ltd., Class A	5,100	29,603
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	1,800	9,010
Haier Smart Home Co. Ltd., Class A	13,900	65,807
Hang Zhou Great Star Industrial Co. Ltd., Class A*	2,600	13,403
Hangzhou Robam Appliances Co. Ltd., Class A	2,100	14,532
Huayu Automotive Systems Co. Ltd., Class A	7,000	26,945
Huizhou Desay Sv Automotive Co. Ltd., Class A	1,000	17,429
Jason Furniture Hangzhou Co. Ltd., Class A	1,400	17,661
Joyoung Co. Ltd., Class A*	1,900	9,586
Kuang-Chi Technologies Co. Ltd., Class A*	5,100	14,966
Liaoning Cheng Da Co. Ltd., Class A	3,600	12,095
Midea Group Co. Ltd., Class A	7,800	99,143
NavInfo Co. Ltd., Class A	4,600	10,120
Ningbo Joyson Electronic Corp., Class A	3,300	9,316
Ningbo Tuopu Group Co. Ltd., Class A	2,700	16,299

	Number of Shares	Value
Consumer Discretionary (Continued)
Offcn Education Technology Co. Ltd., Class A*	5,000	$19,521
Oppein Home Group, Inc., Class A	1,140	26,519
SAIC Motor Corp. Ltd., Class A	17,327	55,141
Sailun Group Co. Ltd., Class A	6,800	11,418
Shandong Linglong Tyre Co. Ltd., Class A	3,100	23,399
Shanghai Jinjiang International Hotels Co. Ltd., Class A	1,800	17,696
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	6,100	13,698
Shenzhen MTC Co. Ltd., Class A*	10,100	8,844
Shenzhen Overseas Chinese Town Co. Ltd., Class A	18,300	23,950
Songcheng Performance Development Co. Ltd., Class A*	5,843	16,247
Suning.com Co. Ltd., Class A	21,864	23,330
Suofeiya Home Collection Co. Ltd., Class A	1,000	4,329
TCL Technology Group Corp., Class A	31,100	39,433
Wangfujing Group Co. Ltd., Class A	1,800	9,095
Weifu High-Technology Group Co. Ltd., Class A	1,500	5,663
Wuchan Zhongda Group Co. Ltd., Class A	10,700	12,106
Xiamen Intretech, Inc., Class A	1,700	11,426
Zhejiang Semir Garment Co. Ltd., Class A	5,200	9,767
Zhejiang Supor Co. Ltd., Class A	1,200	13,332

(Cost $742,067)		1,180,272

Consumer Staples — 18.6%
Angel Yeast Co. Ltd., Class A*	1,800	18,128
Anhui Gujing Distillery Co. Ltd., Class A	900	34,587
Anhui Kouzi Distillery Co. Ltd., Class A	1,100	11,591
Beijing Dabeinong Technology Group Co. Ltd., Class A	10,000	12,836
Beijing Shunxin Agriculture Co. Ltd., Class A	1,800	14,177
Beijing Yanjing Brewery Co. Ltd., Class A	6,400	7,653
By-health Co. Ltd., Class A	3,800	21,729
C&S Paper Co. Ltd., Class A	2,800	14,592
Chacha Food Co. Ltd., Class A	1,200	9,622
Chongqing Brewery Co. Ltd., Class A*	1,100	29,836
Chongqing Fuling Zhacai Group Co. Ltd., Class A	1,900	12,102
DaShenLin Pharmaceutical Group Co. Ltd., Class A	1,400	16,486
Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,830	168,651
Fu Jian Anjoy Foods Co. Ltd., Class A*	500	19,341
Fujian Sunner Development Co. Ltd., Class A	2,900	11,304
Guangdong Haid Group Co. Ltd., Class A*	3,700	45,932
Heilongjiang Agriculture Co. Ltd., Class A	3,900	9,449
Henan Shuanghui Investment & Development Co. Ltd., Class A	6,400	35,371
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	13,513	85,858

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Consumer Staples (Continued)
Jiangsu King’s Luck Brewery JSC Ltd., Class A	2,800	$26,170
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	3,324	113,606
Jiangxi Zhengbang Technology Co. Ltd., Class A*	7,300	14,480
JiuGui Liquor Co. Ltd., Class A	700	27,088
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	1,800	14,151
Juewei Food Co. Ltd., Class A	1,300	17,487
Kweichow Moutai Co. Ltd., Class A	2,750	957,145
Laobaixing Pharmacy Chain JSC, Class A	940	8,467
Luzhou Laojiao Co. Ltd., Class A	3,306	142,640
Muyuan Foods Co. Ltd., Class A	8,347	116,679
New Hope Liuhe Co. Ltd., Class A	9,972	23,832
Proya Cosmetics Co. Ltd., Class A*	400	10,733
Qianhe Condiment and Food Co. Ltd., Class A	1,600	7,989
Shanghai Bailian Group Co. Ltd., Class A	3,600	12,552
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	1,200	23,237
Shanghai Jahwa United Co. Ltd., Class A	1,600	14,738
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	1,910	138,732
Sichuan Swellfun Co. Ltd., Class A	1,100	22,017
Toly Bread Co. Ltd., Class A	2,140	11,730
Tongwei Co. Ltd., Class A	9,700	61,084
Tsingtao Brewery Co. Ltd., Class A	1,600	26,348
Wens Foodstuffs Group Co. Ltd., Class A	14,144	31,006
Wuliangye Yibin Co. Ltd., Class A	8,654	427,933
Yifeng Pharmacy Chain Co. Ltd., Class A*	1,220	17,000
Yihai Kerry Arawana Holdings Co. Ltd., Class A	2,800	40,432
Yixintang Pharmaceutical Group Co. Ltd., Class A	1,300	8,001
Yonghui Superstores Co. Ltd., Class A	18,566	16,665
Yuan Longping High-tech Agriculture Co. Ltd., Class A*	2,400	6,312

(Cost $1,226,124)		2,917,499

Energy — 1.7%
China Merchants Energy Shipping Co. Ltd., Class A	15,900	13,249
China Petroleum & Chemical Corp., Class A	70,650	49,002
China Shenhua Energy Co. Ltd., Class A	14,700	46,089
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	7,500	7,191
Guanghui Energy Co. Ltd., Class A*	12,800	6,488
Offshore Oil Engineering Co. Ltd., Class A	7,500	5,178
PetroChina Co. Ltd., Class A	48,135	34,897
Shaanxi Coal Industry Co. Ltd., Class A	22,299	41,571
Shanxi Coking Coal Energy Group Co. Ltd., Class A	9,100	9,668
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	6,600	10,750
Shanxi Meijin Energy Co. Ltd., Class A*	10,100	11,871

	Number of Shares	Value
Energy (Continued)
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	2,100	$13,178
Yanzhou Coal Mining Co. Ltd., Class A	5,500	11,686

(Cost $238,083)		260,818

Financials — 20.2%
Agricultural Bank of China Ltd., Class A	165,417	84,622
Avic Capital Co. Ltd., Class A	21,010	13,122
Bank of Beijing Co. Ltd., Class A	46,414	35,761
Bank of Chengdu Co. Ltd., Class A	8,550	18,099
Bank of China Ltd., Class A	77,912	40,713
Bank of Communications Co. Ltd., Class A	87,238	67,079
Bank of Hangzhou Co. Ltd., Class A	13,240	34,323
Bank of Jiangsu Co. Ltd., Class A	31,099	37,284
Bank of Nanjing Co. Ltd., Class A	22,300	36,743
Bank of Ningbo Co. Ltd., Class A	13,350	88,615
Bank of Shanghai Co. Ltd., Class A	31,535	42,112
BOC International China Co. Ltd., Class A	4,100	10,468
Caitong Securities Co. Ltd., Class A	8,500	15,019
Changjiang Securities Co. Ltd., Class A	13,500	16,460
China Construction Bank Corp., Class A	21,300	23,163
China Everbright Bank Co. Ltd., Class A	92,031	55,312
China Galaxy Securities Co. Ltd., Class A	9,600	16,827
China Great Wall Securities Co. Ltd., Class A	5,700	9,338
China International Capital Corp. Ltd., Class A*	2,100	20,431
China Life Insurance Co. Ltd., Class A	6,214	35,494
China Merchants Bank Co. Ltd., Class A	45,843	418,605
China Merchants Securities Co. Ltd., Class A	16,531	53,438
China Minsheng Banking Corp. Ltd., Class A	78,771	58,343
China Pacific Insurance Group Co. Ltd., Class A	15,177	81,927
China Zheshang Bank Co. Ltd., Class A	38,200	24,098
Chongqing Rural Commercial Bank Co. Ltd., Class A	18,800	12,509
CITIC Securities Co. Ltd., Class A	23,655	96,920
CSC Financial Co. Ltd., Class A	9,600	51,234
Dongxing Securities Co. Ltd., Class A	6,100	10,912
East Money Information Co. Ltd., Class A	24,240	120,960
Everbright Securities Co. Ltd., Class A	8,637	22,770
First Capital Securities Co. Ltd., Class A*	10,100	11,316
Founder Securities Co. Ltd., Class A*	19,000	30,262
GF Securities Co. Ltd., Class A	13,600	34,146
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A*	3,900	7,968
Guolian Securities Co. Ltd., Class A*	2,500	6,140
Guosen Securities Co. Ltd., Class A*	14,200	24,957
Guotai Junan Securities Co. Ltd., Class A	16,651	46,771
Guoyuan Securities Co. Ltd., Class A	10,590	13,427
Haitong Securities Co. Ltd., Class A	21,414	39,316
Hithink RoyalFlush Information Network Co. Ltd., Class A	1,200	22,484
Huaan Securities Co. Ltd., Class A	8,400	8,238
Huatai Securities Co. Ltd., Class A	16,380	44,133
Huaxi Securities Co. Ltd., Class A	6,700	10,598

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Financials (Continued)
Huaxia Bank Co. Ltd., Class A	28,498	$28,755
Hubei Biocause Pharmaceutical Co. Ltd., Class A*	10,500	6,525
Industrial & Commercial Bank of China Ltd., Class A	139,533	114,077
Industrial Bank Co. Ltd., Class A	46,185	167,488
Industrial Securities Co. Ltd., Class A	14,900	25,930
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	5,700	6,163
Nanjing Securities Co. Ltd., Class A	8,300	12,269
New China Life Insurance Co. Ltd., Class A	4,664	37,297
Northeast Securities Co. Ltd., Class A	5,600	7,812
Oceanwide Holdings Co. Ltd., Class A	100	44
Orient Securities Co. Ltd., Class A	12,451	20,750
Pacific Securities Co. Ltd., Class A*	15,000	8,639
People’s Insurance Co. Group of China Ltd., Class A	14,200	13,726
Ping An Bank Co. Ltd., Class A	43,066	163,543
Ping An Insurance Group Co. of China Ltd., Class A	24,109	271,636
Postal Savings Bank of China Co. Ltd., Class A	59,100	51,935
Qingdao Rural Commercial Bank Corp., Class A	12,300	8,608
SDIC Capital Co. Ltd., Class A	9,000	19,617
Sealand Securities Co. Ltd., Class A	11,960	8,333
Shanghai Pudong Development Bank Co. Ltd., Class A	65,227	105,119
Shanxi Securities Co. Ltd., Class A*	7,580	8,410
Shenwan Hongyuan Group Co. Ltd., Class A	50,095	37,654
Sinolink Securities Co. Ltd., Class A	6,700	14,130
SooChow Securities Co. Ltd., Class A	9,510	13,088
Southwest Securities Co. Ltd., Class A	14,700	11,303
Tianfeng Securities Co. Ltd., Class A	19,100	15,286
Western Securities Co. Ltd., Class A	10,600	14,671
Zheshang Securities Co. Ltd., Class A	8,100	16,892

(Cost $2,294,431)		3,162,157

Health Care — 11.7%
Aier Eye Hospital Group Co. Ltd., Class A*	9,115	119,948
Apeloa Pharmaceutical Co. Ltd., Class A	2,500	10,231
Asymchem Laboratories Tianjin Co. Ltd., Class A	500	29,266
Autobio Diagnostics Co. Ltd., Class A	1,540	21,435
Beijing Tiantan Biological Products Corp. Ltd., Class A	2,940	15,741
Betta Pharmaceuticals Co. Ltd., Class A	900	15,958
BGI Genomics Co. Ltd., Class A	900	18,169
CanSino Biologics, Inc., Class A*	214	19,612
Changchun High & New Technology Industry Group, Inc., Class A	900	57,990
China National Medicines Corp. Ltd., Class A	1,700	9,716
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	2,175	8,894

	Number of Shares	Value
Health Care (Continued)
Chongqing Zhifei Biological Products Co. Ltd., Class A	3,600	$110,272
Da An Gene Co. Ltd. of Sun Yat-Sen University, Class A	3,296	12,242
Dong-E-E-Jiao Co. Ltd., Class A	1,700	9,726
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	3,300	16,716
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	1,000	23,786
Guangzhou Wondfo Biotech Co. Ltd., Class A	970	10,949
Hangzhou Tigermed Consulting Co. Ltd., Class A*	850	23,341
Huadong Medicine Co. Ltd., Class A	3,860	31,994
Hualan Biological Engineering, Inc., Class A*	4,240	26,880
Humanwell Healthcare Group Co. Ltd., Class A	3,700	16,414
Intco Medical Technology Co. Ltd., Class A	800	17,833
Jafron Biomedical Co. Ltd., Class A	1,750	23,729
Jiangsu Hengrui Medicine Co. Ltd., Class A*	11,814	159,989
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	2,100	9,935
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	2,200	5,420
Jinyu Bio-Technology Co. Ltd., Class A	2,700	8,554
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	4,200	9,702
Joinn Laboratories China Co. Ltd., Class A	500	13,350
Jointown Pharmaceutical Group Co. Ltd., Class A*	4,500	12,110
Lepu Medical Technology Beijing Co. Ltd., Class A	4,000	20,889
Livzon Pharmaceutical Group, Inc., Class A	1,400	10,930
Maccura Biotechnology Co. Ltd., Class A	1,200	8,888
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	9,332	17,060
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	1,730	11,619
Ovctek China, Inc., Class A	1,860	29,529
Pharmaron Beijing Co. Ltd., Class A	1,500	42,440
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	2,538	9,371
Shandong Pharmaceutical Glass Co. Ltd., Class A	1,200	7,284
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	4,500	49,007
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,300	15,682
Shanghai RAAS Blood Products Co. Ltd., Class A	14,900	17,887
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	2,000	5,169
Shenzhen Kangtai Biological Products Co. Ltd., Class A	1,500	41,981
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,700	204,642

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Health Care (Continued)
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A*	2,300	$12,625
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	2,700	12,351
Sichuan Kelun Pharmaceutical Co. Ltd., Class A*	3,500	12,209
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	4,800	9,363
Topchoice Medical Corp., Class A*	700	38,556
Walvax Biotechnology Co. Ltd., Class A	3,400	37,433
Winning Health Technology Group Co. Ltd., Class A	4,710	12,232
WuXi AppTec Co. Ltd., Class A	4,780	125,414
Yifan Pharmaceutical Co. Ltd., Class A	2,700	8,423
Yunnan Baiyao Group Co. Ltd., Class A	2,870	56,566
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,296	78,074
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	3,320	11,014
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	1,900	13,223
Zhejiang NHU Co. Ltd., Class A	5,720	28,660
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A*	1,200	12,918

(Cost $989,377)		1,831,341

Industrials — 13.6%
AECC Aero-Engine Control Co. Ltd., Class A	2,500	8,136
AECC Aviation Power Co. Ltd., Class A	5,800	49,139
Air China Ltd., Class A	14,800	19,532
Avic Aviation High-Technology Co. Ltd., Class A	3,100	14,701
AVIC Electromechanical Systems Co. Ltd., Class A	8,500	14,219
AVIC Shenyang Aircraft Co. Ltd., Class A	2,600	31,734
AVIC Xi’an Aircraft Industry Group Co. Ltd., Class A	6,200	27,164
AVICOPTER PLC, Class A	1,300	11,018
Beijing New Building Materials PLC, Class A	3,700	26,708
Beijing Originwater Technology Co. Ltd., Class A*	6,800	7,672
Beijing United Information Technology Co. Ltd., Class A	800	11,522
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	90,900	82,447
China Aerospace Times Electronics Co. Ltd., Class A	6,000	6,883
China Avionics Systems Co. Ltd., Class A	4,200	10,539
China CSSC Holdings Ltd., Class A*	9,900	26,690
China Eastern Airlines Corp. Ltd., Class A	23,600	20,072
China Gezhouba Group Co. Ltd., Class A	11,500	12,759
China Railway Group Ltd., Class A	45,700	38,653
China Shipbuilding Industry Co. Ltd., Class A*	57,500	37,536
China Southern Airlines Co. Ltd., Class A*	21,700	21,691

	Number of Shares	Value
Industrials (Continued)
China State Construction Engineering Corp. Ltd., Class A	93,000	$71,363
Contemporary Amperex Technology Co. Ltd., Class A	5,200	354,223
COSCO SHIPPING Holdings Co. Ltd., Class A*	21,500	72,099
Daqin Railway Co. Ltd., Class A	33,613	36,131
Dongfang Electric Corp. Ltd., Class A	7,000	12,303
Eve Energy Co. Ltd., Class A	4,162	72,528
Fangda Carbon New Material Co. Ltd., Class A*	8,373	11,339
Gotion High-tech Co. Ltd., Class A*	2,800	15,769
Guangdong Kinlong Hardware Products Co. Ltd., Class A	700	19,805
Guangzhou Baiyun International Airport Co. Ltd., Class A	5,300	9,639
Hangzhou Oxygen Plant Group Co. Ltd., Class A	2,200	11,496
Hefei Meiya Optoelectronic Technology, Inc., Class A	1,300	10,220
Hongfa Technology Co. Ltd., Class A	1,700	15,035
Jiangsu Hengli Hydraulic Co. Ltd., Class A	2,908	36,369
Jiangsu Zhongtian Technology Co. Ltd., Class A	7,200	11,976
Metallurgical Corp. of China Ltd., Class A	40,314	19,168
Ming Yang Smart Energy Group Ltd., Class A*	4,400	10,826
NARI Technology Co. Ltd., Class A	10,000	48,818
Power Construction Corp. of China Ltd., Class A	34,600	21,175
Riyue Heavy Industry Co. Ltd., Class A	2,200	9,407
Sany Heavy Industry Co. Ltd., Class A	18,850	89,597
SF Holding Co. Ltd., Class A	10,100	110,135
Shanghai Construction Group Co. Ltd., Class A	21,100	9,635
Shanghai Electric Group Co. Ltd., Class A*	23,500	17,000
Shanghai International Airport Co. Ltd., Class A	2,095	16,270
Shanghai International Port Group Co. Ltd., Class A	21,600	15,897
Shanghai M&G Stationery, Inc., Class A	2,100	27,767
Shenzhen Inovance Technology Co. Ltd., Class A	3,800	58,730
Sichuan Road & Bridge Co. Ltd., Class A	10,700	12,140
Sinotrans Ltd., Class A	9,600	6,930
Spring Airlines Co. Ltd., Class A	2,098	21,478
Sungrow Power Supply Co. Ltd., Class A	3,200	48,658
Sunwoda Electronic Co. Ltd., Class A*	3,700	17,302
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A*	6,100	8,385
Suzhou Maxwell Technologies Co. Ltd., Class A	200	12,742
TBEA Co. Ltd., Class A	8,781	16,439
Topsec Technologies Group, Inc., Class A*	2,600	8,086
Weichai Power Co. Ltd., Class A	13,000	36,332

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Industrials (Continued)
Wuxi Shangji Automation Co. Ltd., Class A*	600	$14,734
XCMG Construction Machinery Co. Ltd., Class A	18,249	19,215
Xiamen C & D, Inc., Class A	6,500	8,435
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	7,243	13,889
Yantai Eddie Precision Machinery Co. Ltd., Class A	1,400	13,566
YTO Express Group Co. Ltd., Class A	6,600	11,341
Yunda Holding Co. Ltd., Class A	5,510	12,442
Yutong Bus Co. Ltd., Class A	5,600	11,670
Zhefu Holding Group Co. Ltd., Class A	12,000	9,698
Zhejiang Chint Electrics Co. Ltd., Class A	4,817	24,317
Zhejiang Dingli Machinery Co. Ltd., Class A	1,080	10,952
Zhejiang HangKe Technology, Inc. Co., Class A	883	12,475
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	7,830	27,425
Zhejiang Weixing New Building Materials Co. Ltd., Class A*	3,700	13,604
Zhuzhou Kibing Group Co. Ltd., Class A	6,000	15,855
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	15,750	26,569

(Cost $1,329,479)		2,128,214

Information Technology — 11.7%
360 Security Technology, Inc., Class A*	10,900	20,953
Addsino Co. Ltd., Class A	4,100	12,076
Avary Holding Shenzhen Co. Ltd., Class A	3,400	16,833
AVIC Jonhon Optronic Technology Co. Ltd., Class A*	2,500	30,247
Beijing BDStar Navigation Co. Ltd., Class A*	1,100	7,685
Beijing E-Hualu Information Technology Co. Ltd., Class A	1,440	5,873
Beijing Shiji Information Technology Co. Ltd., Class A	1,600	9,240
Beijing Sinnet Technology Co. Ltd., Class A	3,600	8,683
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	500	10,099
BOE Technology Group Co. Ltd., Class A	75,202	74,581
Chaozhou Three-Circle Group Co. Ltd., Class A*	4,158	24,259
China Greatwall Technology Group Co. Ltd., Class A	6,900	16,545
China National Software & Service Co. Ltd., Class A	1,100	9,936
China Railway Signal & Communication Corp. Ltd., Class A	15,875	14,224
China TransInfo Technology Co. Ltd., Class A	3,600	8,711
DHC Software Co. Ltd., Class A	7,200	8,485
Fiberhome Telecommunication Technologies Co. Ltd., Class A	2,100	5,961

	Number of Shares	Value
Information Technology (Continued)
Flat Glass Group Co. Ltd., Class A	2,500	$11,914
Foxconn Industrial Internet Co. Ltd., Class A	16,500	32,158
GCL System Integration Technology Co. Ltd., Class A*	12,100	5,563
Gigadevice Semiconductor Beijing, Inc., Class A	1,512	32,095
GoerTek, Inc., Class A	7,777	47,534
GRG Banking Equipment Co. Ltd., Class A	5,100	9,668
Guangzhou Haige Communications Group, Inc. Co., Class A	5,200	8,201
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	1,500	30,805
Hangzhou First Applied Material Co. Ltd., Class A	2,060	26,378
Hangzhou Silan Microelectronics Co. Ltd., Class A	2,900	18,016
Hengtong Optic-electric Co. Ltd., Class A	4,100	7,624
Huagong Tech Co. Ltd., Class A	2,200	7,291
Hundsun Technologies, Inc., Class A	2,284	33,647
Iflytek Co. Ltd., Class A	4,934	48,081
Ingenic Semiconductor Co. Ltd., Class A*	900	12,230
Inspur Electronic Information Industry Co. Ltd., Class A	3,388	15,545
JA Solar Technology Co. Ltd., Class A*	2,400	12,884
JCET Group Co. Ltd., Class A*	3,600	19,574
Lakala Payment Co. Ltd., Class A	1,800	8,485
Lens Technology Co. Ltd., Class A	11,000	50,369
Leyard Optoelectronic Co. Ltd., Class A	6,900	7,915
Lingyi iTech Guangdong Co., Class A	15,700	21,015
LONGi Green Energy Technology Co. Ltd., Class A	8,410	134,743
Luxshare Precision Industry Co. Ltd., Class A	15,533	95,061
Maxscend Microelectronics Co. Ltd., Class A	720	48,118
Montage Technology Co. Ltd., Class A	1,680	15,805
NAURA Technology Group Co. Ltd., Class A	1,100	32,486
Ninestar Corp., Class A	2,700	11,143
OFILM Group Co. Ltd., Class A	6,000	8,238
Raytron Technology Co. Ltd., Class A	992	15,551
Sanan Optoelectronics Co. Ltd., Class A	9,779	42,461
Sangfor Technologies, Inc., Class A*	900	38,164
SG Micro Corp., Class A*	300	13,370
Shanghai Baosight Software Co. Ltd., Class A	1,900	19,797
Shengyi Technology Co. Ltd., Class A	5,100	18,335
Shennan Circuits Co. Ltd., Class A*	1,180	16,048
Shenzhen Goodix Technology Co. Ltd., Class A	1,000	20,039
Shenzhen Kaifa Technology Co. Ltd., Class A	3,700	10,422
Shenzhen SC New Energy Technology Corp., Class A	800	14,437
Shenzhen Sunlord Electronics Co. Ltd., Class A	1,800	8,943

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Information Technology (Continued)
Shenzhen Sunway Communication Co. Ltd., Class A	1,600	$7,050
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	4,200	11,969
Thunder Software Technology Co. Ltd., Class A	1,000	23,683
Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	1,900	10,862
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	7,000	31,635
Tianma Microelectronics Co. Ltd., Class A*	6,000	13,021
Tianshui Huatian Technology Co. Ltd., Class A	6,600	13,267
TongFu Microelectronics Co. Ltd., Class A*	2,700	8,300
Unigroup Guoxin Microelectronics Co. Ltd., Class A	1,400	30,572
Unisplendour Corp. Ltd., Class A	6,608	20,905
Universal Scientific Industrial Shanghai Co. Ltd., Class A	3,800	9,827
Wangsu Science & Technology Co. Ltd., Class A	100	89
Will Semiconductor Co. Ltd., Class A	1,900	89,741
Wingtech Technology Co. Ltd., Class A	2,764	37,973
Wuhan Guide Infrared Co. Ltd., Class A	3,910	16,720
Wuhu Token Science Co. Ltd., Class A	4,900	6,344
WUS Printed Circuit Kunshan Co. Ltd., Class A*	4,100	9,869
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	1,000	15,033
Yealink Network Technology Corp. Ltd., Class A	2,000	24,044
Yonyou Network Technology Co. Ltd., Class A	7,126	40,536
Zhejiang Dahua Technology Co. Ltd., Class A	7,100	25,770
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	2,900	19,600
Zhongji Innolight Co. Ltd., Class A	1,700	10,988
ZTE Corp., Class A	8,900	43,909

(Cost $1,194,379)		1,836,251

Materials — 9.1%
Aluminum Corp. of China Ltd., Class A*	29,008	23,807
Anhui Conch Cement Co. Ltd., Class A	8,864	68,199
Anhui Honglu Steel Construction Group Co. Ltd., Class A	1,200	9,882
Baoshan Iron & Steel Co. Ltd., Class A	49,557	61,279
BBMG Corp., Class A	19,000	8,229
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	2,800	27,527
Chifeng Jilong Gold Mining Co. Ltd., Class A*	3,700	10,701
China Jushi Co. Ltd., Class A	9,372	23,987
China Molybdenum Co. Ltd., Class A	39,300	35,830
China Northern Rare Earth Group High-Tech Co. Ltd., Class A*	8,093	27,901

	Number of Shares	Value
Materials (Continued)
ENN Natural Gas Co. Ltd., Class A	4,200	$11,514
Ganfeng Lithium Co. Ltd., Class A	2,500	50,647
GEM Co. Ltd., Class A	10,600	18,730
Guangdong Hongda Blasting Co. Ltd., Class A	1,600	7,346
Guangzhou Tinci Materials Technology Co. Ltd., Class A	2,040	29,918
Hengli Petrochemical Co. Ltd., Class A	13,020	55,614
Hengyi Petrochemical Co. Ltd., Class A*	7,360	14,425
Hesteel Co. Ltd., Class A*	22,400	8,717
Huafon Chemical Co. Ltd., Class A	10,300	20,010
Huaxin Cement Co. Ltd., Class A	3,100	10,605
Hunan Valin Steel Co. Ltd., Class A	14,300	15,259
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	104,300	26,842
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A*	19,795	17,550
Jiangsu Eastern Shenghong Co. Ltd., Class A*	7,200	19,557
Jiangsu Shagang Co. Ltd., Class A	4,800	7,208
Jiangsu Yangnong Chemical Co. Ltd., Class A	700	12,128
Jiangsu Yoke Technology Co. Ltd., Class A	1,000	10,672
Jiangxi Copper Co. Ltd., Class A	4,544	18,711
Kingfa Sci & Tech Co. Ltd., Class A	5,900	20,887
Lomon Billions Group Co. Ltd., Class A	5,200	27,727
Luxi Chemical Group Co. Ltd., Class A	4,200	10,730
Ningxia Baofeng Energy Group Co. Ltd., Class A	13,600	30,326
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A*	19,200	6,990
Rongsheng Petrochemical Co. Ltd., Class A*	14,952	41,342
Shandong Gold Mining Co. Ltd., Class A	8,353	28,011
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	4,670	20,556
Shandong Nanshan Aluminum Co. Ltd., Class A	26,800	16,906
Shandong Sinocera Functional Material Co. Ltd., Class A	2,200	17,986
Shandong Sun Paper Industry JSC Ltd., Class A	6,100	13,669
Shanghai Putailai New Energy Technology Co. Ltd., Class A	1,540	25,089
Shanxi Taigang Stainless Steel Co. Ltd., Class A*	12,800	13,277
Shenghe Resources Holding Co. Ltd., Class A*	3,900	10,710
Shenzhen Capchem Technology Co. Ltd., Class A	900	12,780
Sinoma Science & Technology Co. Ltd., Class A	3,600	12,722
Sinopec Shanghai Petrochemical Co. Ltd., Class A	13,070	7,486
Skshu Paint Co. Ltd., Class A	600	22,220
Tangshan Jidong Cement Co. Ltd., Class A*	3,100	6,844
Tongkun Group Co. Ltd., Class A	4,600	15,382

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Materials (Continued)
Tongling Nonferrous Metals Group Co. Ltd., Class A	23,500	$10,657
Transfar Zhilian Co. Ltd., Class A	6,890	6,985
Wanhua Chemical Group Co. Ltd., Class A	7,000	119,490
Weihai Guangwei Composites Co. Ltd., Class A	1,300	14,484
Xiamen Tungsten Co. Ltd., Class A	2,200	6,974
Yintai Gold Co. Ltd., Class A	5,880	9,670
Yunnan Aluminium Co. Ltd., Class A*	7,000	15,247
Yunnan Energy New Material Co. Ltd., Class A	2,000	55,754
Zhejiang Huayou Cobalt Co. Ltd., Class A	2,632	42,644
Zhejiang Juhua Co. Ltd., Class A	6,100	9,534
Zhejiang Longsheng Group Co. Ltd., Class A	7,200	16,078
Zhejiang Satellite Petrochemical Co. Ltd., Class A*	2,700	18,647
Zhongjin Gold Corp. Ltd., Class A	10,800	16,507
Zijin Mining Group Co. Ltd., Class A	43,797	77,180

(Cost $892,068)		1,434,286

Real Estate — 2.3%
China Fortune Land Development Co. Ltd., Class A	8,202	6,989
China Merchants Property Operation & Service Co. Ltd., Class A	2,400	7,969
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	17,215	31,336
China Vanke Co. Ltd., Class A	21,596	90,483
Financial Street Holdings Co. Ltd., Class A	6,500	7,864
Gemdale Corp., Class A	9,222	15,542
Greenland Holdings Corp. Ltd., Class A	18,173	16,597
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	9,100	9,753
Jinke Properties Group Co. Ltd., Class A	11,600	10,976
Poly Developments and Holdings Group Co. Ltd., Class A*	26,673	56,589
RiseSun Real Estate Development Co. Ltd., Class A	9,600	9,476
Seazen Holdings Co. Ltd., Class A	5,013	38,176
Shanghai Lingang Holdings Corp. Ltd., Class A	3,000	10,211
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	3,600	10,892
Xinhu Zhongbao Co. Ltd., Class A	18,100	8,947
Yango Group Co. Ltd., Class A	8,900	7,779
Youngor Group Co. Ltd., Class A	10,100	11,839
Zhejiang China Commodities City Group Co. Ltd., Class A	12,200	9,783
Zhongtian Financial Group Co. Ltd., Class A*	15,500	6,981

(Cost $340,600)		368,182

Utilities — 1.7%
China National Nuclear Power Co. Ltd., Class A	34,484	28,193
China Yangtze Power Co. Ltd., Class A	50,700	158,005

	Number of Shares	Value
Utilities (Continued)
Huadian Power International Corp. Ltd., Class A	15,200	$8,229
Huaneng Power International, Inc., Class A	16,500	10,900
SDIC Power Holdings Co. Ltd., Class A	13,995	21,193
Shenergy Co. Ltd., Class A	10,900	10,417
Shenzhen Energy Group Co. Ltd., Class A	8,400	15,659
Sichuan Chuantou Energy Co. Ltd., Class A	8,100	14,922

(Cost $210,001)		267,518

TOTAL COMMON STOCKS (Cost $9,634,151)		15,620,054

EXCHANGE-TRADED FUNDS — 0.0%
Xtrackers Harvest CSI 300 China A-Shares ETF (a) (Cost $2,200)	100	4,212

CASH EQUIVALENTS — 0.4%
DWS Government Money Market Series “Institutional Shares”, 0.03% (b) (Cost $65,391)	65,391	65,391

TOTAL INVESTMENTS — 100.0% (Cost $9,701,742)		$15,689,657
Other assets and liabilities, net — 0.0%		1,129

NET ASSETS — 100.0%		$15,690,786

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI China A Inclusion Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
EXCHANGE-TRADED FUNDS — 0.0%
Xtrackers Harvest CSI 300 China A-Shares ETF (a)
2,723	72,798	(84,866)		12,067	1,490	260	—	100	4,212

SECURITIES LENDING COLLATERAL — 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b)
2,613	—	(2,613	)(c)	—	—	6	—	—	—

CASH EQUIVALENTS — 0.4%
DWS Government Money Market Series “Institutional Shares”, 0.03% (b)
339,973	6,759,911	(7,034,493)		—	—	51	—	65,391	65,391

345,309	6,832,709	(7,121,972)		12,067	1,490	317	—	65,491	69,603

*	Non-income producing security.
(a)	Affiliated fund advised by DBX Advisors LLC.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

JSC:	Joint Stock Company

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Depreciation
MSCI China Free Index Futures	USD	1	$61,678	$59,660	6/18/2021	$(2,018)

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$15,620,054	$—	$—	$15,620,054
Exchange-Traded Funds	4,212	—	—	4,212
Short-Term Investments (d)	65,391	—	—	65,391

TOTAL	$15,689,657	$—	$—	$15,689,657

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (e)
Futures Contracts	$(2,018)	$—	$—	$(2,018)

TOTAL	$(2,018)	$—	$—	$(2,018)

(d)	See Schedule of Investments for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	40

This Page is Intentionally Left Blank

41

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2021

	Xtrackers Harvest CSI 300 China A-Shares ETF		Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF		Xtrackers MSCI All China Equity ETF	Xtrackers MSCI China A Inclusion Equity ETF
Assets
Investment in non-affiliated securities at value	$2,708,960,784		$40,162,096		$19,651,731	$15,620,054
Investment in affiliated securities at value	—		—		15,240,764	4,212
Investment in DWS Government Money Market Series	—		—		4,222	65,391
Investment in DWS Government & Agency Securities Portfolio*	—		—		1,306,704	—
Cash	40,002,908		11,283		630	—
Foreign currency at value	13,767,219	†	124,179	†	90,355	2,970
Deposit with broker for futures contracts	—		—		1,100	5,357
Receivables:
Investment securities sold	—		—		235,298	—
Capital shares	41,925,980		—		—	—
Variation margin on futures contracts	—		—		—	398
Dividends	—		—		54,675	—
Interest	—		—		—	2
Securities lending income	—		—		2,034	16

Total assets	$2,804,656,891		$40,297,558		$36,587,513	$15,698,400

Liabilities
Payable upon return of securities loaned	$—		$—		$1,306,704	$—
Payables:
Investment securities purchased	63,222		—		291,822	—
Capital shares	219,938		—		—	—
Investment advisory fees	1,328,340		21,368		6,847	7,614
Variation margin on futures contracts	—		—		133	—
Due to authorized participant	88,056,345		—		—	—

Total liabilities	89,667,845		21,368		1,605,506	7,614

Net Assets, at value	$2,714,989,046		$40,276,190		$34,982,007	$15,690,786

Net Assets Consist of
Paid-in capital	$2,022,879,237		$49,990,106		$39,431,464	$13,196,929
Distributable earnings (loss)	692,109,809		(9,713,916)		(4,449,457)	2,493,857

Net Assets, at value	$2,714,989,046		$40,276,190		$34,982,007	$15,690,786

Number of Common Shares outstanding	64,900,001		1,050,001		750,001	500,001

Net Asset Value	$41.83		$38.36		$46.64	$31.38

Investment in non-affiliated securities at cost	$1,721,176,757		$29,551,802		$15,843,472	$9,634,151

Investment in affiliated securities at cost	$—		$—		$11,602,851	$2,200

Value of securities loaned	$—		$—		$1,992,702	$—

Investment in DWS Government Money Market Series at cost	$—		$—		$4,222	$65,391

Investment in DWS Government & Agency Securities Portfolio at cost*	$—		$—		$1,306,704	$—

Non-cash collateral for securities on loan	$—		$—		$744,384	$—

Foreign currency at cost	$13,766,420		$122,809		$90,353	$2,971

*	Represents collateral on securities loaned.
†

Included in foreign currency at value is $44,684 and $18,669 respectively which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

See Notes to Financial Statements.	42

DBX ETF Trust

Statements of Operations

For the Year Ended May 31,2021

	Xtrackers Harvest CSI 300 China A-Shares ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	Xtrackers MSCI All China Equity ETF	Xtrackers MSCI China A Inclusion Equity ETF
Investment Income
Unaffiliated interest income	$7,646	$241	$—	$—
Unaffiliated dividend income*	31,802,229	359,233	250,569	170,912
Income distributions from affiliated funds	—	—	94,308	311
Affiliated securities lending income	—	—	325	6
Unaffiliated securities lending income, net of borrower rebates	—	—	29,521	827

Total investment income	31,809,875	359,474	374,723	172,056

Expenses
Investment advisory fees	14,373,588	229,802	138,562	77,188
Other expenses	57	57	57	57

Total expenses	14,373,645	229,859	138,619	77,245

Less fees waived (see note 3):
Waiver	—	—	(69,228)	(224)

Net expenses	14,373,645	229,859	69,391	77,021

Net investment income (loss)	17,436,230	129,615	305,332	95,035

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(15,761,676)	2,385,622	(657,159)	809,774
Investments in affiliates	—	—	(19,824)	12,067
In-kind redemptions	—	—	334,367	—
In-kind redemptions in affiliates	—	—	167,198	—
Futures contracts	—	—	30,601	3,825
Foreign currency transactions	2,323,218	22,507	(665)	(9,938)

Net realized gain (loss)	(13,438,458)	2,408,129	(145,482)	815,728

Net change in unrealized appreciation (depreciation) on:
Investments	738,566,833	8,627,718	4,063,079	4,386,840
Investments in affiliates	—	—	4,299,657	1,490
Futures contracts	—	—	(5,250)	(2,018)
Foreign currency translations	(7,482)	2,241	340	1,230

Net change in unrealized appreciation (depreciation)	738,559,351	8,629,959	8,357,826	4,387,542

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	725,120,893	11,038,088	8,212,344	5,203,270

Net Increase (Decrease) in Net Assets Resulting from Operations	$742,557,123	$11,167,703	$8,517,676	$5,298,305

* Unaffiliated foreign tax withheld	$3,525,923	$40,773	$18,355	$19,333

See Notes to Financial Statements.	43

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Harvest CSI 300 China A-Shares ETF		Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$17,436,230	$17,755,118	$129,615	$288,193
Net realized gain (loss)	(13,438,458)	(118,536,199)	2,408,129	(9,363,413)
Net change in net unrealized appreciation (depreciation)	738,559,351	105,330,618	8,629,959	11,865,278

Net increase (decrease) in net assets resulting from operations	742,557,123	4,549,537	11,167,703	2,790,058

Distributions to Shareholders	(21,126,939)	(16,323,622)	(153,080)	(267,342)

Fund Shares Transactions
Proceeds from shares sold	2,035,428,349	1,688,068,201	1,786,849	5,744,566
Value of shares redeemed	(1,312,632,305)	(1,854,188,349)	(2,872,080)	(51,817,790)

Net increase (decrease) in net assets resulting from fund share transactions	722,796,044	(166,120,148)	(1,085,231)	(46,073,224)

Total net increase (decrease) in Net Assets	1,444,226,228	(177,894,233)	9,929,392	(43,550,508)

Net Assets
Beginning of year	1,270,762,818	1,448,657,051	30,346,798	73,897,306

End of year	$2,714,989,046	$1,270,762,818	$40,276,190	$30,346,798

Changes in Shares Outstanding
Shares outstanding, beginning of year	46,750,001	55,150,001	1,100,001	2,850,001
Shares sold	54,150,000	58,350,000	50,000	200,000
Shares redeemed	(36,000,000)	(66,750,000)	(100,000)	(1,950,000)

Shares outstanding, end of year	64,900,001	46,750,001	1,050,001	1,100,001

See Notes to Financial Statements.	44

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI All China Equity ETF		Xtrackers MSCI China A Inclusion Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$305,332	$1,014,809	$95,035	$376,578
Net realized gain (loss)	(145,482)	(17,508,451)	815,728	(1,852,711)
Net change in net unrealized appreciation (depreciation)	8,357,826	23,027,209	4,387,542	3,632,894

Net increase (decrease) in net assets resulting from operations	8,517,676	6,533,567	5,298,305	2,156,761

Distributions to Shareholders	(227,422)	(1,586,476)	(106,403)	(280,238)

Fund Shares Transactions
Proceeds from shares sold	9,229,394	8,845,595	1,666,468	—
Value of shares redeemed	(2,131,579)	(221,424,743)	(5,154,277)	(70,409,971)

Net increase (decrease) in net assets resulting from fund share transactions	7,097,815	(212,579,148)	(3,487,809)	(70,409,971)

Total net increase (decrease) in Net Assets	15,388,069	(207,632,057)	1,704,093	(68,533,448)

Net Assets
Beginning of year	19,593,938	227,225,995	13,986,693	82,520,141

End of year	$34,982,007	$19,593,938	$15,690,786	$13,986,693

Changes in Shares Outstanding
Shares outstanding, beginning of year	600,001	7,300,001	700,001	4,400,001
Shares sold	200,000	250,000	50,000	—
Shares redeemed	(50,000)	(6,950,000)	(250,000)	(3,700,000)

Shares outstanding, end of year	750,001	600,001	500,001	700,001

See Notes to Financial Statements.	45

DBX ETF Trust

Financial Highlights

Xtrackers Harvest CSI 300 China A-Shares ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$27.18	$26.27	$29.56	$25.84	$23.74

Income (loss) from investment operations:
Net investment income (loss)(a)	0.30	0.29	0.22	0.25	0.30
Net realized and unrealized gain (loss)	14.67	0.91 (b)	(3.22)	3.73	1.97

Total from investment operations	14.97	1.20	(3.00)	3.98	2.27

Less distributions from:
Net investment income	(0.32)	(0.29)	—	(0.26)	(0.17)
Net realized gains	—	—	(0.29)	—	—

Total distributions	(0.32)	(0.29)	(0.29)	(0.26)	(0.17)

Net Asset Value, end of year	$41.83	$27.18	$26.27	$29.56	$25.84

Total Return (%)	55.20	4.50	(10.02)	15.38	9.62

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	2,715	1,271	1,449	686	367
Ratio of expenses (%)	0.65	0.65	0.65	0.66	0.67
Ratio of net investment income (loss) (%)	0.79	1.05	0.87	0.82	1.24
Portfolio turnover rate (%)(c)	78	115	81	65	68

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$27.59	$25.93	$32.53	$31.36	$33.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.17	0.20	0.04	(0.03)
Net realized and unrealized gain (loss)	10.79	1.65	(6.80)	1.13	(1.61)

Total from investment operations	10.92	1.82	(6.60)	1.17	(1.64)

Less distributions from:
Net investment income	(0.15)	(0.16)	—	—	—

Total distributions	(0.15)	(0.16)	—	—	—

Net Asset Value, end of year	$38.36	$27.59	$25.93	$32.53	$31.36

Total Return (%)	39.64	7.02	(20.29)	3.73	(4.97)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	40	30	74	24	20
Ratio of expenses (%)	0.65	0.65	0.65	0.65	0.67
Ratio of net investment income (loss) (%)	0.37	0.63	0.74	0.10	(0.09)
Portfolio turnover rate (%)(c)	34	48	16	29	51

(a)	Based on average shares outstanding during the period.
(b)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	46

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI All China Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$32.66	$31.13	$37.78	$30.54	$28.36

Income (loss) from investment operations:
Net investment income (loss)(a)	0.48	0.76	0.36	0.79	0.91
Net realized and unrealized gain (loss)	13.85	2.21	(6.42)	6.75	4.26

Total from investment operations	14.33	2.97	(6.06)	7.54	5.17

Less distributions from:
Net investment income	(0.35)	(1.44)	(0.59)	(0.30)	(2.99)

Total distributions	(0.35)	(1.44)	(0.59)	(0.30)	(2.99)

Net Asset Value, end of year	$46.64	$32.66	$31.13	$37.78	$30.54

Total Return (%)(b)	43.94	9.35	(15.89)	24.71	20.03

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	35	20	227	36	5
Ratio of expenses before fee waiver (%)(c)	0.50	0.50	0.50	0.60	0.60
Ratio of expenses after fee waiver (%)(c)	0.25	0.26	0.28	0.36	0.35
Ratio of net investment income (loss) (%)	1.10	2.27	1.07	2.10	3.10
Portfolio turnover rate (%)(d)	8	14	102	3	7

Xtrackers MSCI China A Inclusion Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$19.98	$18.75	$20.80	$19.53	$21.86

Income (loss) from investment operations:
Net investment income (loss)(a)	0.20	0.41	0.15	0.52	0.29
Net realized and unrealized gain (loss)	11.44	1.19	(2.03)	1.30	1.05

Total from investment operations	11.64	1.60	(1.88)	1.82	1.34

Less distributions from:
Net investment income	(0.24)	(0.37)	(0.17)	(0.55)	(2.82)
Net realized gains	—	—	—	—	(0.85)

Total distributions	(0.24)	(0.37)	(0.17)	(0.55)	(3.67)

Net Asset Value, end of year	$31.38	$19.98	$18.75	$20.80	$19.53

Total Return (%)(b)	58.37	8.49	(8.91)	9.12	6.42 (e)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	16	14	83	2	3
Ratio of expenses before fee waiver (%)(c)	0.60	0.60	0.60	0.70	0.72
Ratio of expenses after fee waiver (%)(c)	0.60	0.60	0.60	0.05	0.05
Ratio of net investment income (loss) (%)	0.74	2.03	0.75	2.38	1.41
Portfolio turnover rate (%)(d)	33	27	180	3	6

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.41%.

See Notes to Financial Statements.	47

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2021, the Trust consists of thirty-five investment series of exchange-traded funds (“ETFs”) (each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Harvest CSI 300 China A-Shares ETF
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Xtrackers MSCI All China Equity ETF
Xtrackers MSCI China A Inclusion Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Harvest CSI 300 China A-Shares ETF	CSI 300 Index
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	CSI 500 Index
Xtrackers MSCI All China Equity ETF	MSCI China All Shares Index
Xtrackers MSCI China A Inclusion Equity ETF	MSCI China A Inclusion Index

CSI 300 Index is calculated and maintained by China Securities Index Co., Ltd. It is a modified free-float market capitalization weighted index composed of the 300 largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index generally must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for specified time periods, have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation, among other factors. The composition of the Underlying Index is reviewed every six-months.

CSI 500 Index is calculated and maintained by China Securities Index Co., Ltd. It is a modified free-float market capitalization weighted index composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index generally must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for specified time periods, have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation, among other factors. The composition of the Underlying Index is reviewed every six-months.

MSCI China All Shares Index and MSCI China A Inclusion Equity Index are each calculated and maintained by MSCI, Inc. (“MSCI”). The MSCI China All Share Index is a rules-based, free-float adjusted market capitalization index comprised of equity securities that are listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed outside of China (e.g. American depository receipts). The Underlying Index is rebalanced on a quarterly basis.

The MSCI China A Inclusion Index is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (together “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in

48

DBX ETF Trust

Notes to Financial Statements (Continued)

mainland China and are denominated in renminbi. Certain eligible A-Shares are traded on the Shanghai or Shenzhen Stock Exchanges. The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI Global Investable Market Indexes, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The Underlying Index is rebalanced on a quarterly basis.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements. Each Fund is a diversified series of the Trust. In addition, each Fund, with the exception of Xtrackers MSCI All China Equity ETF, may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as a Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In

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accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; length of time of a halt in trading of the security; movement in the security’s proxy index; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Distributions of income and capital gains from investments in affiliated funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, are included in dividend income.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2021, the Funds did not incur any interest or penalties.

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DBX ETF Trust

Notes to Financial Statements (Continued)

As of May 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Harvest CSI 300 China A-Shares ETF	$5,068,578	$(179,246,759)	$866,287,990	$692,109,809
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	321,606	(19,459,039)	9,423,517	(9,713,916)
Xtrackers MSCI All China Equity ETF	143,290	(11,846,298)	7,253,551	(4,449,457)
Xtrackers MSCI China A Inclusion Equity ETF	—	(3,360,323)	5,854,180	2,493,857

The tax character of dividends and distributions declared for the years ended May 31, 2021 and May 31, 2020 were as follows:

Year Ended May 31, 2021
Ordinary Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	$21,126,939
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	153,080
Xtrackers MSCI All China Equity ETF	227,422
Xtrackers MSCI China A Inclusion Equity ETF	106,403

Year Ended May 31, 2020
Ordinary Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	$16,323,622
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	267,342
Xtrackers MSCI All China Equity ETF	1,586,476
Xtrackers MSCI China A Inclusion Equity ETF	280,238

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2021, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these Loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Harvest CSI 300 China A-Shares ETF	$90,874,516	$88,372,243	$179,246,759
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	14,207,936	5,251,103	19,459,039
Xtrackers MSCI All China Equity ETF	7,314,851	4,531,447	11,846,298
Xtrackers MSCI China A Inclusion Equity ETF	3,350,913	—	3,350,913

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the fiscal year ended May 31, 2021, the Fund listed below incurred and will elect to defer late year ordinary losses as follows. The Funds had no post-October capital losses.

Late Year Ordinary Losses
Xtrackers MSCI China A Inclusion Equity ETF	$9,410

For the fiscal year ended May 31, 2021, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to the recognition of certain foreign currency gain (losses) as ordinary income (loss), passive foreign investment companies (“PFICs”), and redemptions-in-kind.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers MSCI All China Equity ETF	$(425,995)	$425,995

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Notes to Financial Statements (Continued)

As of May 31, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Harvest CSI 300 China A-Shares ETF	$1,842,673,593	$866,287,191	$933,007,498	$(66,720,307)
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	30,740,431	9,421,665	11,670,470	(2,248,805)
Xtrackers MSCI All China Equity ETF	28,950,002	7,253,489	8,003,840	(750,351)
Xtrackers MSCI China A Inclusion Equity ETF	9,835,476	5,854,181	6,172,745	(318,564)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

The Funds’ direct investments in China A-Shares will be subject to a number of Chinese tax rules and the application of many of those rules is evolving. Chinese taxes that may apply to the Funds’ direct investments in A-Shares include withholding income tax (“WHT”) on dividends, WHT on bank interest, WHT on capital gains realized from the disposal of equity investments prior to November 17, 2014 and stamp tax. China imposes WHT at a rate of 10% on dividends on shares and interest income derived by non People’s Republic of China (“PRC”) enterprises including Qualified Foreign Institutional Investors (“QFII”) and renminbi Qualified Foreign Institutional Investors (“RQFII”) from PRC resident issuers, subject to any lower rate provided by an applicable tax treaty.

With the approval from the PRC State Council, the PRC State Administration of Taxation, the PRC Ministry of Finance and the China Securities Regulatory Commission jointly issued Caishui [2014] 79 (Circular 79) on November 14, 2014. According to Circular 79, RQFIIs are temporarily exempt from WHT with respect to gains derived from the trading of equity investments (including shares in PRC enterprises) effective from November 17, 2014. With respect to gains derived from equity investments prior to November 17, 2014, RQFIIs are subject to WHT at a rate of 10% on such gains on a gross basis, subject to any lower rate provided by an applicable tax treaty. The above WHT treatment applies to RQFIIs which do not have a permanent establishment (“PE”) in the PRC. The Funds do not have PEs in the PRC, therefore, the Funds are only subject to WHT at 10% with respect to gross realized gains derived from the disposal of land-rich A-Share companies and exempt from WHT with respect to gross realized gains derived from non land-rich A-Share companies prior to November 17, 2014. Land-rich enterprises refer to companies whose value of immovable property in the PRC is greater than 50% of the value of their total assets at any time during the three-year period before the alienation of the PRC companies’ shares. The WHT relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF while realized gains from shares in non land-rich companies prior to November 17, 2014 were granted treaty relief pursuant to the PRC-US Double Taxation Arrangement.

The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance, as well as the practices adopted by the local PRC authorities, may apply retroactively which may adversely affect the Fund and its shareholders.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the

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DBX ETF Trust

Notes to Financial Statements (Continued)

prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2021, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of May 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2021, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2021

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All China Equity ETF
Common Stocks	$269,304	$7,682	$15,636	$721,066	$1,013,688
Exchange-Traded Funds	1,037,400	—	—	—	1,037,400

Total Borrowings	$1,306,704	$7,682	$15,636	$721,066	$2,051,088

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$2,051,088

As of May 31, 2021, Xtrackers MSCI China A Inclusion Equity ETF had no securities on loan.

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2021, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF utilized futures in order to simulate investment in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

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Notes to Financial Statements (Continued)

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2021 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All China Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$70	Unrealized depreciation on futures contracts*	$—
Xtrackers MSCI China A Inclusion Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$2,018

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts— Equity Contracts
Xtrackers MSCI All China Equity ETF	$30,601
Xtrackers MSCI China A Inclusion Equity ETF	3,825

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts— Equity Contracts
Xtrackers MSCI All China Equity ETF	$(5,250)
Xtrackers MSCI China A Inclusion Equity ETF	(2,018)

For the year ended May 31, 2021 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers MSCI All China Equity ETF	$48,118
Xtrackers MSCI China A Inclusion Equity ETF	28,122

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Notes to Financial Statements (Continued)

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

Harvest Global Investments Limited serves as investment sub-Advisor (the “Sub-Advisor”) to the Xtrackers Harvest CSI 300 China A-Shares ETF and the Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF. The Sub-Advisor is responsible for day-to-day management of each Fund, subject to supervision of the Advisor.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.50%
Xtrackers MSCI China A Inclusion Equity ETF	0.60%

The Advisor for Xtrackers MSCI All China Equity ETF has contractually agreed, until November 14, 2021, to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. In addition, the Advisor has contractually agreed, until September 30, 2021, to waive a portion of its unitary advisory fee to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2021, the Advisor waived $69,209 of the expenses of the Fund which were attributable to the Fund’s investments in affiliated funds.

The Advisor for Xtrackers MSCI China A Inclusion Equity ETF has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. For the year ended May 31, 2021, the Advisor waived $188 of the expenses of the Fund.

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired funds’ fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2021, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers MSCI All China Equity ETF	$19
Xtrackers MSCI China A Inclusion Equity ETF	36

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Notes to Financial Statements (Continued)

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2021, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Harvest CSI 300 China A-Shares ETF	$2,410,876,371	$1,691,774,860
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	11,970,404	13,075,407
Xtrackers MSCI All China Equity ETF	5,778,347	2,267,947
Xtrackers MSCI China A Inclusion Equity ETF	4,368,371	7,921,408

For the year ended May 31, 2021, the cost of in-kind purchases and proceeds from in-kind sale were as follows:

	Purchases	Sales
Xtrackers MSCI All China Equity ETF	$5,788,240	$2,128,467

5. Fund Share Transactions

As of May 31, 2021, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of Xtrackers MSCI All China Equity ETF generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. The purchase of Creation Units for Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF are generally issued in exchange for a specific amount of cash totaling the NAV of the Creation Units. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Investing in China

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; currency revaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers (or action by the Chinese government that discourages brokers from

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DBX ETF Trust

Notes to Financial Statements (Continued)

serving international clients); higher rates of inflation; greater political, economic and social uncertainty; higher market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; restrictions on foreign ownership; custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable; and different and less stringent financial reporting standards. In addition, in June 2021, President Biden issued an executive order (“CMIC Order”) prohibiting US persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or designed to provide exposure to, such securities) of any Chinese company identified as a “Chinese Military-Industrial Complex Company” (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in an Underlying Index is identified as a CMIC at any time (or was previously designed as a CCMC), it may have material adverse effect on a fund’s ability to track its Underlying Index.

7. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI China A Inclusion Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2021.

8. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

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DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF (collectively referred to as the “Funds”), (four of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting DBX ETF Trust) at May 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 26, 2021

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

Xtrackers MSCI All China Equity ETF

In February 2021, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A Inclusion Equity ETF

In February 2021, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, on two occasions the Fund did experience a temporary breach of the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The breach was caused by the temporary reclassification of Chinese securities as illiquid due to an extended Chinese and Taiwan holiday market closure in late January 2020 and a separate extended Chinese holiday market closure in early October 2020. In each instance, the temporary reclassification of Chinese securities caused the Fund to exceed the 15% limit on illiquid investments for a two day period. Because notifications to the Fund’s board of the anticipated extended holiday closures were made before the start of each holiday closure no filing on Form N-LIQUID was required. Also, because the holiday closures were anticipated in advance, no actions were needed to rebalance the Fund’s portfolio. Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited)

Xtrackers MSCI All China Equity ETF and Xtrackers MSCI China A Inclusion Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 17-18, 2021 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI All China Equity ETF, and Xtrackers MSCI China A Inclusion Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 17 and February 18, 2021. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Dechert LLP (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are

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Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for many of the Funds were below or equal to the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge, but the following Fund had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of its Peer Group:

Xtrackers MSCI China A Inclusion Equity ETF

The Board considered, however, the following additional factor in connection with this Fund:

Xtrackers MSCI China A Inclusion Equity ETF’s total expenses were below the average and median of its Peer Group.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC and Investment Sub-Advisory Agreement with Harvest Global Investments Limited

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 17-18, 2021 (the “Meeting”), the Trustees, all of whom are Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement and Investment Sub-Advisory Agreement with respect to Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to continue in effect the Investment Advisory Agreement and the Investment Sub-Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) and Harvest Global Investments Limited (“Harvest” or “Sub-Advisor”) for purposes of reviewing the agreements’ terms and also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 17 and February 18, 2021. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance and related financial information, presentations given by DBX and Harvest, as well as periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision with respect to the Investment Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

In reaching its decision with respect to the Investment Sub-Advisory Agreement, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the performance of Harvest with respect to its management of the Funds, as well as Harvest’s financial resources and its resulting ability to perform its obligations under the Investment Sub-Advisory Agreement; (3) the total cost of the services provided by Harvest from its relationship with the Funds; (4) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (5) fall out benefits, if any, enjoyed by the Sub-Advisor.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

The Board reached a determination, with the assistance of Independent Trustee Counsel and Dechert LLP (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. The Board also considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operation. The Board also considered the role played by the Advisor in working with Harvest to manage the Funds’ portfolios, noting that the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds. The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge Financial Solutions Inc. (“Broadridge”). The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board considered that while each Fund’s advisory fees and total expenses after waivers/reimbursements were above the average and median of those Funds’ respective Peer Groups, many of those other ETFs in the Funds’

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

respective Peer Groups only invested directly in A-Shares through the Stock Connect programs, rather than also utilizing the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, as the Funds did using the quota allocated to the Sub-Advisor. The Board also noted that the Chinese authorities had recently abolished the quotas under the RQFII system, but that it remained in the Funds’ best interests to continue utilizing Harvest as the Funds’ sub-Advisor and that Harvest’s local market capabilities provided the Funds with the widest feasible range of means to access A-shares.

The Board considered that the fee for the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that the Funds’ portfolios are managed on a day-to-day basis by the Sub-Advisor, which receives a fee from the Advisor. The Board considered the allocation of responsibilities between the Advisor and Sub-Advisor and noted that the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that only Xtrackers Harvest CSI 300 China A-Shares ETF was profitable as of this time and the Advisor’s profitability with respect to the Fund was not excessive. The Board also noted that since the fee paid by the Advisor to the Sub- Advisor under the Investment Sub-Advisory Agreement contained breakpoints, the Advisor could experience increased profitability as the Funds’ assets increased. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that Xtrackers Harvest CSI 300 China A-Shares ETF had attracted a substantial amount of assets, but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF was not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

The Board considered the following in determining whether to approve the Investment Sub-Advisory Agreement:

Nature, Extent and Quality of Services.    In considering the nature, extent and quality of services that Harvest provides to the Funds, the Board reviewed in detail the nature, extent and quality of services provided by Harvest under the Investment Sub-Advisory Agreement. In doing so, the Board considered the information it had received from the Sub-Advisor continuously during the prior year, in addition to the information the Sub-Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities.

The Board also considered Harvest’s operational capabilities and resources, and its experience in serving as investment sub-Advisor to the Funds. The Board considered the professional experience, qualifications and performance of Harvest’s senior management and key professional personnel, as well as Harvest’s depth and breadth of experience in managing investment portfolios consisting of China A-Shares, and their techniques for implementing such strategies while minimizing index tracking error. The Board also noted that the Chinese

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Board Considerations in Approval of Investment Advisory and Sub-Advisory Contracts (Unaudited) (Continued)

authorities had recently abolished the quotas under the RQFII system, but that it remained in the Funds’ best interests to continue utilizing Harvest as the Funds’ sub-Advisor and that Harvest’s local market capabilities provided the Funds with the widest feasible range of means to access A-shares. In addition, the Board considered Harvest’s operational capabilities and resources, and Harvest’s experience in managing index funds covering various asset classes. The Board noted that Harvest manages its index-based portfolios using both full replication and sampling techniques and maintains strict discipline in the implementation of its indexing strategies. To that end, the Board noted that when there are changes to a benchmark index, Harvest closely monitors any such changes to devise strategies to realign its portfolios at the lowest possible cost while tracking the respective benchmark index. The Board also noted Harvest’s processes to minimize the cost of trading.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by Harvest under the Investment Sub-Advisory Agreement are reasonable and appropriate in relation to the fees paid to Harvest, taking special consideration of the fact that the fees paid to Harvest are payable by the Advisor and not the Funds.

Performance of Harvest; Harvest’s Financial Resources.    The Board considered Harvest’s performance in managing the Funds and its ability to minimize tracking error. The Board concluded that, given Harvest’s capabilities and experience in managing the Funds, Harvest had generally been able to keep the Funds’ tracking error within acceptable ranges.

The Board also considered Harvest’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that Harvest has the financial resources necessary to perform its obligations under the Investment Sub-Advisory Agreement.

Reasonableness of Sub-Advisory Fee.    The Board considered that the fee paid to Harvest in respect of the Funds would be paid by the Advisor and not the Funds. Based on its review, the Board concluded that the fees agreed upon with Harvest are reasonable in light of the nature and quality of investment advisory services rendered for each Fund. The Board reached its conclusion based in part on the aggregate fees paid by the Funds, the fact that the sub-advisory fee is paid by the Advisor and not the Funds, and fees paid by comparable funds to Advisors.

Costs of Services and Profitability.    The Board considered that the fees paid by the Advisor to Harvest under the Investment Sub-Advisory Agreement contain breakpoints. The Board further considered that specific information about Harvest’s profitability with respect to its services provided to the Funds was not available because Harvest receives a fixed fee which is computed as a percentage of each Fund’s advisory fees and does not calculate the profitability of its sub-advisory services on a per-Fund level. The Board also considered that the overall fees paid by each Fund remained reasonable.

The Board also considered whether Harvest would benefit in other ways from its relationship with the Funds. The Board discussed Harvest’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage services to Harvest.

Economies of Scale.    The Board considered that Xtrackers Harvest CSI 300 China A-Shares ETF had attracted a substantial amount of assets, but determined that the Fund was not experiencing economies of scale beyond what was reflected in the Fund’s unitary fee, which the Board noted was very competitive. The Board considered that Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF was not experiencing economies of scale at this time and determined to evaluate the economies of scale on an ongoing basis as a result of asset growth of the Funds.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Sub-Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	35	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35	—
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	(Chairman of) Ilex Management Ltd; Old Westbury Funds

66

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016 -present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-present) and the Advisor (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present

Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

67

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present

Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).

Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Michelle Goveia-Pine(4) (1970) Interim Anti-Money Laundering Compliance Officer, since July 9, 2020	Anti-Financial Crime & Compliance US (Regional Head), of DWS Investment Management Americas, Inc.; Interim AML Officer, DWS Trust Company (since July 28, 2020); and Interim AML Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since July 10, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020).

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended May 31, 2021.

Qualified Dividend Income*
Xtrackers Harvest CSI 300 China A-Shares ETF	100%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	100%
Xtrackers MSCI All China Equity ETF	83%
Xtrackers MSCI China A Inclusion Equity ETF	100%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	$35,335,711	$3,523,781
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	400,247	40,663
Xtrackers MSCI All China Equity ETF	269,242	18,269
Xtrackers MSCI China A Inclusion Equity ETF	190,207	19,300

69

DBX ETF Trust

Privacy Policy Notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax advisor, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.Xtrackers.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

70

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of A shares. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-shares could result in unexpected tax liabilities for the Funds which may reduce Fund returns. Any reduction or elimination of access to A-shares will have a material adverse effect on the ability of the Funds to achieve its investment objective. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

The U.S. government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies. To the extent that an Underlying Index includes such a security and the Fund excludes it, the Fund’s tracking error may increase and the performance of the Fund and Underlying Index may diverge.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The CSI Indexes are calculated by China Securities Index Co., Ltd. (CSI). CSI does not make any warranties, express or implied, to its customers or any other party regarding the accuracy or completeness of any data related to the Index. All information is provided for information purposes only. CSI accepts no liability for any errors or any loss arising from the use of information it provides.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2021 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Investment sub-advisor Harvest Global Investments Limited 31/F, One Exchange Square 8 Connaught Place Central, Hong Kong	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203	Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35360-8 (7/21) DBX004903 (7/22)

May 31, 2021

Annual Report

DBX ETF Trust

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholder,

We are pleased to provide this annual report of our six currency hedged equity ETFs for the period ended May 31, 2021.

As major economies across the globe begin to reopen in a schemed manner, we are witnessing pent-up demand along with economic normalization. Moreover, affluent households spending their savings that were accumulated during COVID-19 lockdowns is also driving the economic recovery. Additionally, a gradual return of laborers, who had to leave the workforce in the initial stages of the pandemic, is contributing to this recovery. Leading economies worldwide have been successful in their efforts to forestall a major economic setback by administering significant fiscal and monetary policies.

The U.S. GDP1 increased at a positive annual rate in Q1 2021, reflecting a continued economic recovery, reopening of establishments, and stable government support amid the pandemic. Moreover, factors such as direct economic impact payments, expanded unemployment benefits, and various other schemes have assisted in the GDP growth of the first in Q1 2021. These coupled with breakthroughs in vaccine drives and assumptions that life will return to normalcy have helped boost the performance of the U.S. equity markets. The U.S. president has proposed two major reforms, the American Jobs Plan and the American Families Plan, both of which would have an optimistic impact on stock prices.

The Eurozone economy plunged during the second wave of the pandemic that started towards the end of 2020. A slow-paced vaccination rollout has resulted in prolonged restrictions on economic activities, which include closure of contact intensive services. The European Central Bank has increased its pandemic emergency purchase program by EUR500bn-EUR1.85tn in aggregate to date. Countries dependent on tourism are most vulnerable to the pandemic-related restrictions. In France, for example, travel within the country is forbidden and personal mobility is restricted. Despite the worsening impact of the second wave of the pandemic on economic activities, unemployment rate in the Eurozone has not increased. National Recovery and Resilience Plans under the Next Generation EU program have also been implemented to strengthen the recovery of the economy.

In emerging economies, manufacturing and industrial production volumes have rebounded as a response to the recovery in business activities of developed countries. Moreover, vaccine supplies are increasing at a steady pace, resulting in staggered reopening of economies. Overall, these economies have displayed significant resilience to the sharp collapses of early 2020. Various growth-oriented sectors, across emerging economies, significantly outperformed in 2020, but a sharp rise in bond yields during Q1 2021 caused a dip in the equity market. Also, after underperforming through the early phase of the COVID-19 crisis, emerging markets equities are now catching up with global equities.

Governments and policymakers need to adapt measures for a fuller recovery from the pandemic outburst. The focus on reducing unemployment rates and low investments would play a significant role in guiding the economic growth to pre-pandemic levels. With vaccination gaining momentum across the globe, major economies have started recovering from the pandemic-led collapse. Although, recent vaccine approvals have raised hopes for global economic recovery in the latter half of this year, new variants and renewed waves of the virus are still posing concerns. With economies around the world continuing to vaccinate their population, it is expected to provide a boost to global GDP. Economic recovery, however, would still remain divergent across countries, depending on the vaccine distribution programs adopted and effectiveness of economic policies

1

Our team appreciates your trust and looks forward to continue serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the DBAW Index). The DBAW Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the U.S.), while at the same time mitigating exposure to fluctuation between the value of the U.S. dollar and select non-U.S. currencies. For the 12-month period ended May 31, 2021, DBAW returned 33.30%, compared to the DBAW Index return of 33.83%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Financials, Information Technology and Consumer Discretionary. From a geographical perspective, Japan, Hong Kong and France were the major positive contributors, while Turkey and Egypt contributed negatively to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed negatively to performance.

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the DBEM Index). The DBEM Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the currencies of countries included in the underlying index. For the 12-month period ended May 31, 2021, DBEM returned 40.84%, compared to the DBEM Index return of 41.50%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Information Technology, Financials and Consumer Discretionary. From a geographical perspective, Hong Kong, Taiwan and Korea were major positive contributors to performance during the period, while Turkey and Egypt contributed negatively. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed negatively to performance.

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

The Xtrackers MSCI Europe Hedged Equity ETF (DBEU) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the DBEU Index). The DBEU index is designed to provide exposure to equity securities in 15 developed European stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. For the 12-month period ended May 31, 2021, DBEU returned 30.29%, compared to the DBEU Index return of 30.50%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Financials, Industrials and Consumer Discretionary. From a geographical perspective France, Great Britain and Germany were the major positive contributors to performance during the period. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed negatively to performance.

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI U.S. Dollar Hedged Index (the DBEZ Index). The DBEZ Index is designed to provide exposure to equities in countries in the European Monetary Union, or the “Eurozone” that have adopted the euro as their common currency and sole legal tender, while at the same time mitigating exposure to the fluctuations between the value of the U.S. dollar and the euro. For the 12-month period ended May 31, 2021, DBEZ returned 38.59%, compared to the DBEZ Index return of 38.87%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Consumer Discretionary, Industrials and Financials. From a geographical perspective, France, Germany and Netherlands were the major positive contributors to performance during the period. The Fund entered into

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against the euro. The currency hedging strategy contributed negatively to performance.

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

The Xtrackers MSCI Germany Hedged Equity ETF (DBGR) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the DBGR Index). The DBGR Index is designed to provide exposure to Germany’s equity market, while at the same time mitigating exposure to fluctuations between the value of the US dollar and euro. For the 12-month period ended May 31, 2021, DBGR returned 32.00%, compared to the DBGR Index return of 32.11%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Consumer Discretionary, Industrials and Financials. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed negatively to performance.

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

The Xtrackers MSCI Japan Hedged Equity ETF (DBJP) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the DBJP Index). The DBJP Index is designed to track the performance of the Japanese equity market, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen. For the 12-month period ended May 31, 2021, DBJP returned 28.48%, compared to the DBJP Index return of 28.98%.

Majority of the sectors contributed positively to performance during the period with the greatest contributions coming from Consumer Discretionary, Industrials and Information Technology, while Utilities and Health Care sectors were the only negative contributors to performance. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against the Japanese yen. The currency hedging strategy contributed positively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-17 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

4

This Page is Intentionally Left Blank

5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

The Xtrackers MSCI All World ex US Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	33.30%	33.81%	33.83%	42.62%
Five Year	10.86%	11.07%	11.33%	10.86%
Since Inception[1]	7.67%	7.72%	8.13%	5.96%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI ACWI ex USA US Dollar Hedged Index	MSCI ACWI ex USA Index
One Year	33.30%	33.81%	33.83%	42.62%
Five Year	67.44%	69.04%	71.00%	67.42%
Since Inception[1]	72.19%	72.86%	77.77%	53.08%

1 Total returns are calculated based on the commencement of operations, January 23, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021 was 0.41%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, January 23, 2014.

Sector Diversification* as of May 31, 2021

Financials	19.1%
Consumer Discretionary	13.6%
Information Technology	12.6%
Industrials	11.8%
Health Care	9.0%
Consumer Staples	8.5%
Materials	8.5%
Communication Services	6.8%
Energy	4.4%
Utilities	3.1%
Real Estate	2.6%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (11.7% of Net Assets)

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.9%
Tencent Holdings Ltd. (China)	1.6%
Alibaba Group Holding Ltd. (China)	1.5%
Samsung Electronics Co. Ltd. (South Korea)	1.4%
Nestle SA (Switzerland)	1.3%
ASML Holding NV (Netherlands)	1.0%
Roche Holding AG (Switzerland)	0.9%
LVMH Moet Hennessy Louis Vuitton SE (France)	0.8%
Novartis AG (Switzerland)	0.7%
Toyota Motor Corp. (Japan)	0.6%

Country Diversification* as of May 31, 2021

Japan	14.2%
China	11.0%
United Kingdom	8.0%
Canada	7.0%
France	7.0%
Switzerland	6.1%
Germany	5.8%
Australia	4.6%
Taiwan	4.3%
South Korea	4.1%
Netherlands	3.4%
India	3.1%
Hong Kong	2.7%
Sweden	2.2%
Other	16.5%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 19.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

The Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into and index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI EM Index
One Year	40.84%	39.80%	41.50%	49.27%
Five Year	11.63%	11.58%	12.71%	13.62%
Since Inception[1]	3.97%	3.96%	5.76%	4.18%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EM US Dollar Hedged Index	MSCI EM Index
One Year	40.84%	39.80%	41.50%	49.27%
Five Year	73.35%	72.98%	81.85%	89.32%
Since Inception[1]	47.48%	47.37%	74.86%	50.52%

1 Total returns are calculated based on the commencement of operations, June 9, 2011 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021 was 0.66%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 9, 2011.

Sector Diversification* as of May 31, 2021

Information Technology	20.4%
Financials	18.4%
Consumer Discretionary	16.8%
Communication Services	11.3%
Materials	8.7%
Consumer Staples	5.7%
Health Care	5.0%
Energy	4.8%
Industrials	4.7%
Real Estate	2.2%
Utilities	2.0%
Telecommunication Services	0.0%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (27.1% of Net Assets)

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.1%
Tencent Holdings Ltd. (China)	5.3%
Alibaba Group Holding Ltd. (China)	4.7%
Samsung Electronics Co. Ltd. (South Korea)	4.6%
Meituan (China)	1.6%
Naspers Ltd. (South Africa)	1.1%
Vale SA (Brazil)	1.0%
Reliance Industries Ltd. (India)	1.0%
China Construction Bank Corp. (China)	0.9%
Ping An Insurance Group Co. of China Ltd. (China)	0.8%

Country Diversification* as of May 31, 2021

China	35.4%
Taiwan	13.7%
South Korea	13.1%
India	10.0%
Brazil	5.0%
South Africa	3.8%
Russia	2.9%
Saudi Arabia	2.8%
Hong Kong	2.2%
Other	11.1%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 46.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

The X-trackers MSCI Europe Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	30.29%	29.89%	30.50%	42.74%
Five Year	10.43%	10.43%	10.74%	9.68%
Since Inception[1]	8.49%	8.47%	8.80%	5.87%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Europe US Dollar Hedged Index	MSCI Europe Index
One Year	30.29%	29.89%	30.50%	42.74%
Five Year	64.20%	64.22%	66.57%	58.70%
Since Inception[1]	86.74%	86.55%	91.00%	54.95%

1 Total returns are calculated based on the commencement of operations, October 1, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021 was 0.46%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, October 1, 2013.

Sector Diversification* as of May 31, 2021

Financials	16.4%
Industrials	14.8%
Health Care	13.4%
Consumer Staples	12.8%
Consumer Discretionary	12.3%
Materials	8.3%
Information Technology	8.1%
Utilities	4.4%
Energy	4.3%
Communication Services	3.9%
Real Estate	1.3%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (18.2% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	3.2%
ASML Holding NV (Netherlands)	2.5%
Roche Holding AG (Switzerland)	2.3%
LVMH Moet Hennessy Louis Vuitton SE (France)	2.0%
Novartis AG (Switzerland)	1.7%
Unilever PLC (United Kingdom)	1.4%
AstraZeneca PLC (United Kingdom)	1.3%
Royal Dutch Shell PLC (Netherlands)	1.3%
SAP SE (Germany)	1.3%
Novo Nordisk A/S (Denmark)	1.2%

Country Diversification* as of May 31, 2021

United Kingdom	19.9%
France	17.4%
Switzerland	15.4%
Germany	14.4%
Netherlands	8.5%
Sweden	5.6%
Spain	4.0%
Denmark	3.9%
Italy	3.2%
Other	7.7%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 66.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

The Xtrackers MSCI Eurozone Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU Index
One Year	38.59%	37.63%	38.87%	50.13%
Five Year	11.16%	11.13%	11.35%	10.90%
Since Inception[1]	9.70%	9.66%	9.87%	7.71%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EMU IMI US Dollar Hedged Index	MSCI EMU Index
One Year	38.59%	37.63%	38.87%	50.13%
Five Year	69.71%	69.51%	71.14%	67.76%
Since Inception[1]	82.09%	81.73%	84.05%	61.79%

1 Total returns are calculated based on the commencement of operations, December 10, 2014 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021 was 0.47%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, December 10, 2014.

Sector Diversification* as of May 31, 2021

Consumer Discretionary	16.9%
Industrials	16.0%
Financials	15.0%
Information Technology	12.7%
Health Care	7.5%
Consumer Staples	7.4%
Materials	7.4%
Utilities	6.2%
Communication Services	4.6%
Energy	3.6%
Real Estate	2.7%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (21.5% of Net Assets)

Description	% of Net Assets
ASML Holding NV (Netherlands)	4.3%
LVMH Moet Hennessy Louis Vuitton SE (France)	3.4%
SAP SE (Germany)	2.2%
Siemens AG (Germany)	1.9%
Sanofi (France)	1.9%
TotalEnergies SE (France)	1.8%
L’Oreal SA (France)	1.8%
Allianz SE (Germany)	1.7%
Schneider Electric SE (France)	1.3%
Air Liquide SA (France)	1.2%

Country Diversification* as of May 31, 2021

France	31.4%
Germany	27.2%
Netherlands	13.6%
Spain	7.9%
Italy	7.1%
Finland	3.7%
Belgium	3.2%
Ireland	2.3%
Other	3.6%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 74.

13

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

The Xtrackers MSCI Germany Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index	MSCI Germany Index
One Year	32.00%	30.82%	32.11%	42.84%
Five Year	9.55%	9.52%	9.89%	9.44%
Since Inception[1]	6.57%	6.54%	6.90%	4.50%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Germany US Dollar Hedged Index	MSCI Germany Index
One Year	32.00%	30.82%	32.11%	42.84%
Five Year	57.81%	57.57%	60.22%	56.98%
Since Inception[1]	88.76%	88.28%	94.66%	55.13%

1 Total returns are calculated based on the commencement of operations, June 9, 2011 (“Inception”).

Prior to May 31, 2013, this Fund was known as dbx-trackers MSCI Canada Hedged Equity Fund (DBCN) and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021 was 0.45%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 9, 2011.

Sector Diversification* as of May 31, 2021

Consumer Discretionary	21.7%
Industrials	16.3%
Financials	14.2%
Information Technology	13.2%
Health Care	10.5%
Materials	8.4%
Communication Services	5.1%
Real Estate	4.6%
Utilities	3.4%
Consumer Staples	2.6%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (51.6% of Net Assets)

Description	% of Net Assets
SAP SE	8.8%
Siemens AG	7.5%
Allianz SE	6.6%
Daimler AG	4.8%
BASF SE	4.5%
adidas AG	4.2%
Deutsche Telekom AG	4.2%
Deutsche Post AG	4.1%
Bayer AG	3.7%
Infineon Technologies AG	3.2%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 83.

15

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

The Xtrackers MSCI Japan Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	28.48%	28.25%	28.98%	26.05%
Five Year	10.45%	10.57%	11.00%	9.85%
Since Inception[1]	10.70%	10.64%	11.36%	7.58%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI Japan US Dollar Hedged Index	MSCI Japan Index
One Year	28.48%	28.25%	28.98%	26.05%
Five Year	64.40%	65.28%	68.51%	59.98%
Since Inception[1]	175.82%	174.49%	192.96%	107.48%

1 Total returns are calculated based on the commencement of operations, June 9, 2011 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, as revised February 8, 2021 was 0.46%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

16

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 9, 2011.

Sector Diversification* as of May 31, 2021

Industrials	21.9%
Consumer Discretionary	18.9%
Information Technology	13.6%
Health Care	9.8%
Financials	9.2%
Communication Services	9.2%
Consumer Staples	7.1%
Materials	5.1%
Real Estate	3.6%
Utilities	1.0%
Energy	0.6%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (21.8% of Net Assets)

Description	% of Net Assets
Toyota Motor Corp.	4.4%
Sony Group Corp.	3.1%
Keyence Corp.	2.4%
SoftBank Group Corp.	2.3%
Nintendo Co. Ltd.	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.7%
Recruit Holdings Co. Ltd.	1.7%
Tokyo Electron Ltd.	1.6%
Shin-Etsu Chemical Co. Ltd.	1.5%
KDDI Corp.	1.4%

* As a percent of total investments excluding exchange-traded funds, securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 86.

17

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds limted these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers MSCI All World ex US Hedged Equity ETF
Actual	$1,000.00	$1,140.50	0.40%	$2.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.40%	$2.02
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Actual	$1,000.00	$1,114.50	0.65%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	0.65%	$3.28
Xtrackers MSCI Europe Hedged Equity ETF
Actual	$1,000.00	$1,161.00	0.45%	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Eurozone Hedged Equity ETF
Actual	$1,000.00	$1,180.30	0.45%	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Germany Hedged Equity ETF
Actual	$1,000.00	$1,163.50	0.45%	$2.43
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27
Xtrackers MSCI Japan Hedged Equity ETF
Actual	$1,000.00	$1,120.50	0.45%	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	0.45%	$2.27

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

18

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 96.8%
Australia — 4.5%
Afterpay Ltd.*	901	$64,694
AGL Energy Ltd.	2,259	14,196
Ampol Ltd.	1,418	31,331
APA Group (a)	5,534	39,530
Aristocrat Leisure Ltd.	2,618	83,170
ASX Ltd.	833	49,162
Aurizon Holdings Ltd.	5,819	16,302
AusNet Services Ltd.	8,856	12,028
Australia & New Zealand Banking Group Ltd.	12,849	285,488
BHP Group Ltd.	13,077	484,256
BHP Group PLC	9,268	279,537
BlueScope Steel Ltd.	2,775	45,593
Brambles Ltd.	6,253	52,360
Cochlear Ltd.	290	50,955
Coles Group Ltd.	5,953	76,339
Commonwealth Bank of Australia	7,829	604,190
Computershare Ltd.	2,180	26,504
Crown Resorts Ltd.*	1,952	19,457
CSL Ltd.	2,007	450,759
Dexus REIT	4,850	39,148
Domino’s Pizza Enterprises Ltd.	294	25,096
Evolution Mining Ltd.	5,635	23,593
Fortescue Metals Group Ltd.	7,541	130,901
Goodman Group REIT	7,298	109,739
GPT Group REIT	8,992	32,011
Insurance Australia Group Ltd.	9,716	37,747
Lendlease Corp. Ltd. (a)	2,841	27,021
Macquarie Group Ltd.	1,506	177,074
Magellan Financial Group Ltd.	595	22,047
Medibank Pvt Ltd.	12,692	30,744
Mirvac Group REIT	18,515	39,977
National Australia Bank Ltd.	14,367	299,647
Newcrest Mining Ltd.	3,261	71,471
Northern Star Resources Ltd.	4,869	44,087
Oil Search Ltd.	8,622	24,288
Orica Ltd.	1,799	18,879
Origin Energy Ltd.	8,773	26,954
Qantas Airways Ltd.*	3,475	12,667
QBE Insurance Group Ltd.	6,783	57,481
Ramsay Health Care Ltd.	873	42,902
REA Group Ltd.	258	32,677
Reece Ltd.	1,434	22,728
Rio Tinto Ltd.	1,606	153,782
Santos Ltd.	8,728	45,729
Scentre Group REIT	22,327	46,999
SEEK Ltd.	1,584	37,462
Sonic Healthcare Ltd.	1,982	53,363
South32 Ltd.	24,060	55,488
Stockland REIT	11,621	42,000
Suncorp Group Ltd.	5,156	44,371
Sydney Airport*(a)	6,345	28,824
Tabcorp Holdings Ltd.	10,930	43,224
Telstra Corp. Ltd.	19,842	54,052
Transurban Group (a)	11,994	128,836
Treasury Wine Estates Ltd.	3,670	33,060

	Number of Shares	Value
Australia (Continued)
Vicinity Centres REIT	13,462	$16,252
Washington H Soul Pattinson & Co. Ltd. (b)	683	15,625
Wesfarmers Ltd.	4,950	212,188
Westpac Banking Corp.	15,940	325,916
WiseTech Global Ltd.	786	17,172
Woodside Petroleum Ltd.	4,490	75,786
Woolworths Group Ltd.	5,718	184,175

(Cost $4,591,913)		5,649,034

Austria — 0.1%
Erste Group Bank AG	1,218	50,075
OMV AG	724	41,452
Raiffeisen Bank International AG	727	17,309
Verbund AG	280	25,680
voestalpine AG	446	20,157

(Cost $131,149)		154,673

Belgium — 0.6%
Ageas SA/NV	670	43,833
Anheuser-Busch InBev SA/NV	3,442	259,109
Elia Group SA/NV	227	24,317
Etablissements Franz Colruyt NV	232	14,123
Groupe Bruxelles Lambert SA	507	57,522
KBC Group NV	1,124	91,925
Proximus SADP	745	15,128
Sofina SA	61	25,347
Solvay SA	360	48,601
UCB SA	525	49,126
Umicore SA	911	54,665

(Cost $711,975)		683,696

Brazil — 1.1%
Ambev SA	21,892	74,997
Atacadao SA	1,728	7,387
B2W Cia Digital*	906	10,331
B3 SA — Brasil Bolsa Balcao	28,119	94,129
Banco Bradesco SA	6,398	27,913
Banco BTG Pactual SA	1,039	24,648
Banco do Brasil SA	3,608	23,061
Banco Inter SA	1,197	15,610
Banco Santander Brasil SA	2,049	16,119
BB Seguridade Participacoes SA	2,157	9,633
BRF SA*	2,728	13,412
CCR SA	5,921	15,572
Cia de Saneamento Basico do Estado de Sao Paulo	1,764	13,174
Cia Siderurgica Nacional SA	2,953	25,316
Cosan SA	2,800	12,488
Energisa SA	1,284	11,388
Engie Brasil Energia SA	1,304	9,902
Equatorial Energia SA	4,715	22,254
Hapvida Participacoes e Investimentos SA, 144A	5,245	16,016
Hypera SA	1,860	12,921
JBS SA	5,044	29,120
Klabin SA*	2,672	13,432
Localiza Rent a Car SA	2,709	32,391

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Brazil (Continued)
Lojas Renner SA	3,596	$32,119
Magazine Luiza SA	13,552	52,142
Natura & Co. Holding SA*	5,477	53,885
Notre Dame Intermedica Participacoes SA	2,113	35,645
Petrobras Distribuidora SA	3,362	16,554
Petroleo Brasileiro SA	17,513	89,074
Raia Drogasil SA	4,370	23,503
Rede D’Or Sao Luiz SA, 144A	1,580	21,174
Rumo SA*	5,811	22,924
Suzano SA*	3,439	39,859
Telefonica Brasil SA	1,890	15,943
TIM SA	3,349	7,779
TOTVS SA	1,919	12,624
Ultrapar Participacoes SA	3,444	12,686
Vale SA	17,806	390,055
Via Varejo S/A*	5,215	12,919
WEG SA	7,220	47,057

(Cost $941,372)		1,417,156

Canada — 6.8%
Agnico Eagle Mines Ltd.	1,156	81,897
Air Canada*	831	18,837
Algonquin Power & Utilities Corp.	2,631	40,370
Alimentation Couche-Tard, Inc., Class B	3,778	136,377
AltaGas Ltd.	1,044	20,672
Atco Ltd., Class I	367	13,266
B2Gold Corp.	4,952	25,355
Ballard Power Systems, Inc.*	989	17,215
Bank of Montreal	2,833	296,186
Bank of Nova Scotia	5,399	363,258
Barrick Gold Corp.	7,990	189,589
BlackBerry Ltd.*	2,319	23,824
Brookfield Asset Management, Inc., Class A	5,819	289,359
CAE, Inc.*	1,466	45,182
Cameco Corp.	1,654	32,546
Canadian Apartment Properties REIT	351	16,105
Canadian Imperial Bank of Commerce	2,013	234,672
Canadian National Railway Co.	3,130	348,786
Canadian Natural Resources Ltd.	5,066	177,793
Canadian Pacific Railway Ltd.	2,960	238,026
Canadian Tire Corp. Ltd., Class A	235	39,788
Canadian Utilities Ltd., Class A	642	18,632
Canopy Growth Corp.*	955	23,934
CCL Industries, Inc., Class B	736	41,270
Cenovus Energy, Inc.	5,292	44,239
CGI, Inc.*	977	86,870
Constellation Software, Inc.	90	128,009
Dollarama, Inc.	1,340	58,285
Emera, Inc.	1,144	53,352
Empire Co. Ltd., Class A	834	27,964
Enbridge, Inc.	8,682	330,161
Fairfax Financial Holdings Ltd.	126	58,860
First Quantum Minerals Ltd.	2,746	67,569
FirstService Corp.	200	32,476
Fortis, Inc.	2,169	98,513

	Number of Shares	Value
Canada (Continued)
Franco-Nevada Corp.	838	$123,860
George Weston Ltd.	254	24,777
GFL Environmental, Inc.	876	28,341
Gildan Activewear, Inc.	1,098	39,326
Great-West Lifeco, Inc.	1,122	34,775
Hydro One Ltd., 144A	1,756	44,649
iA Financial Corp., Inc.	519	29,764
IGM Financial, Inc.	535	19,720
Imperial Oil Ltd. (b)	1,350	45,421
Intact Financial Corp.	681	92,101
Inter Pipeline Ltd.	1,732	25,184
Ivanhoe Mines Ltd., Class A*	2,958	21,787
Keyera Corp. (b)	1,056	26,439
Kinross Gold Corp.	4,985	40,186
Kirkland Lake Gold Ltd.	1,198	51,513
Lightspeed POS, Inc.*	484	35,179
Loblaw Cos. Ltd.	660	40,338
Lundin Mining Corp.	3,227	34,302
Magna International, Inc.	1,242	122,595
Manulife Financial Corp.	8,190	171,468
Metro, Inc.	1,140	54,705
National Bank of Canada	1,544	121,537
Northland Power, Inc.	871	29,291
Nutrien Ltd.	2,464	151,800
Nuvei Corp., 144A*	259	19,478
Onex Corp.	377	27,405
Open Text Corp.	1,207	56,850
Pan American Silver Corp.	1,000	33,753
Parkland Corp.	701	23,156
Pembina Pipeline Corp. (b)	2,565	82,645
Power Corp. of Canada	2,733	89,100
Quebecor, Inc., Class B	818	22,195
Restaurant Brands International, Inc.	1,264	87,223
Ritchie Bros Auctioneers, Inc.	527	31,192
Rogers Communications, Inc., Class B	1,448	74,140
Royal Bank of Canada	6,281	646,365
Saputo, Inc.	1,041	35,577
Shaw Communications, Inc., Class B	2,096	62,185
Shopify, Inc., Class A*	492	603,411
Sun Life Financial, Inc. (b)	2,576	138,041
Suncor Energy, Inc.	6,847	159,177
TC Energy Corp.	4,204	212,185
Teck Resources Ltd., Class B	2,484	60,423
TELUS Corp.	1,625	36,485
Thomson Reuters Corp.	773	74,790
TMX Group Ltd.	269	29,570
Toromont Industries Ltd.	347	30,920
Toronto-Dominion Bank	8,043	579,069
West Fraser Timber Co. Ltd.	363	28,096
Wheaton Precious Metals Corp.	2,020	95,845
WSP Global, Inc.	476	53,228
Yamana Gold, Inc.	4,548	23,625

(Cost $6,104,757)		8,544,424

Chile — 0.1%
Antofagasta PLC	2,029	44,522
Banco de Chile	190,744	19,725

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Chile (Continued)
Banco de Credito e Inversiones SA	196	$9,388
Banco Santander Chile	312,455	17,280
Cencosud SA	8,433	17,570
Colbun SA	47,510	6,511
Empresas CMPC SA	4,132	10,697
Empresas COPEC SA	1,142	11,557
Enel Americas SA	168,740	23,360
Enel Chile SA	123,794	7,611
Falabella SA	2,985	13,522

(Cost $182,567)		181,743

China — 10.7%
21Vianet Group, Inc., ADR*(b)	370	8,258
360 DigiTech, Inc., ADR*	413	11,593
360 Security Technology, Inc., Class A*	3,700	7,111
3SBio, Inc., 144A*	10,076	12,203
51job, Inc., ADR*	114	8,172
AAC Technologies Holdings, Inc. (b)	3,752	22,817
Agile Group Holdings Ltd.	7,637	10,863
Agricultural Bank of China Ltd., Class A	19,900	10,178
Agricultural Bank of China Ltd., Class H	128,005	51,951
Aier Eye Hospital Group Co. Ltd., Class A*	930	12,236
Air China Ltd., Class H*	10,436	8,377
Airtac International Group	527	19,053
Akeso, Inc., 144A*	2,000	16,659
Alibaba Group Holding Ltd., ADR*	8,402	1,797,692
A-Living Smart City Services Co. Ltd., 144A	1,682	8,116
Aluminum Corp. of China Ltd., Class H*	19,623	11,605
Anhui Conch Cement Co. Ltd., Class A	1,200	9,231
Anhui Conch Cement Co. Ltd., Class H	5,526	34,531
Anhui Gujing Distillery Co. Ltd., Class B	1,210	16,605
ANTA Sports Products Ltd.	5,071	103,492
Asymchem Laboratories Tianjin Co. Ltd., Class A	200	11,704
Autohome, Inc., ADR	312	24,046
AVIC Jonhon Optronic Technology Co. Ltd., Class A*	900	10,887
AVIC Shenyang Aircraft Co. Ltd., Class A	870	10,617
AviChina Industry & Technology Co. Ltd., Class H*	23,032	15,995
Baidu, Inc., ADR*	1,213	238,076
Bank of Beijing Co. Ltd., Class A	11,100	8,551
Bank of China Ltd., Class A	16,800	8,777
Bank of China Ltd., Class H	347,551	130,307
Bank of Communications Co. Ltd., Class A	13,200	10,148
Bank of Communications Co. Ltd., Class H	49,017	33,030
Bank of Hangzhou Co. Ltd., Class A	4,400	11,404
Bank of Jiangsu Co. Ltd., Class A	13,000	15,583
Bank of Ningbo Co. Ltd., Class A	2,300	15,264
Bank of Shanghai Co. Ltd., Class A	5,590	7,464
Baoshan Iron & Steel Co. Ltd., Class A	10,200	12,610
Baozun, Inc., ADR*(b)	178	6,175
BeiGene Ltd., ADR*	185	66,324

	Number of Shares	Value
China (Continued)
Beijing Capital International Airport Co. Ltd., Class H	6,836	$4,615
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	700	6,881
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	13,800	12,514
BGI Genomics Co. Ltd., Class A	500	10,092
Bilibili, Inc., ADR*(b)	708	75,883
BOE Technology Group Co. Ltd., Class A	15,500	15,369
BYD Co. Ltd., Class A	600	16,822
BYD Co. Ltd., Class H	3,296	76,439
BYD Electronic International Co. Ltd. (b)	3,046	20,015
CanSino Biologics, Inc., Class H, 144A*(b)	191	8,446
CGN Power Co. Ltd., Class H, 144A (b)	49,417	10,888
Changchun High & New Technology Industry Group, Inc., Class A	200	12,884
China Aoyuan Group Ltd.	5,340	6,268
China Cinda Asset Management Co. Ltd., Class H	57,510	12,300
China CITIC Bank Corp. Ltd., Class H*	42,425	23,176
China Communications Services Corp. Ltd., Class H	14,967	6,306
China Conch Venture Holdings Ltd.	7,357	33,840
China Construction Bank Corp., Class H	425,565	349,819
China East Education Holdings Ltd., 144A*	2,819	6,153
China Everbright Bank Co. Ltd., Class A	14,000	8,413
China Everbright Bank Co. Ltd., Class H	14,192	6,016
China Evergrande Group (b)	7,935	11,900
China Feihe Ltd., 144A	16,716	46,843
China Fortune Land Development Co. Ltd., Class A	3,120	2,658
China Galaxy Securities Co. Ltd., Class A	7,370	12,916
China Hongqiao Group Ltd.	7,896	12,737
China Huarong Asset Management Co. Ltd., Class H, 144A (c)	38,726	5,089
China International Capital Corp. Ltd., Class H, 144A (b)	4,852	14,316
China Lesso Group Holdings Ltd.	5,758	15,171
China Life Insurance Co. Ltd., Class A	700	3,998
China Life Insurance Co. Ltd., Class H	33,960	71,583
China Literature Ltd., 144A*(b)	2,150	22,576
China Longyuan Power Group Corp. Ltd., Class H	10,843	15,339
China Medical System Holdings Ltd.	5,555	14,243
China Meidong Auto Holdings Ltd.	2,773	14,613
China Merchants Bank Co. Ltd., Class A	6,100	55,690
China Merchants Bank Co. Ltd., Class H	18,015	166,538
China Merchants Securities Co. Ltd., Class A	4,500	14,544
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	1,800	3,276
China Minsheng Banking Corp. Ltd., Class A	13,500	9,997
China Minsheng Banking Corp. Ltd., Class H	30,378	16,282

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
China Molybdenum Co. Ltd., Class H	16,036	$11,054
China National Building Material Co. Ltd., Class H	17,277	23,106
China National Medicines Corp. Ltd., Class A	600	3,428
China National Nuclear Power Co. Ltd., Class A	12,600	10,299
China Oilfield Services Ltd., Class H	11,564	10,876
China Pacific Insurance Group Co. Ltd., Class A	1,600	8,635
China Pacific Insurance Group Co. Ltd., Class H*	12,306	46,218
China Petroleum & Chemical Corp., Class A	9,200	6,380
China Petroleum & Chemical Corp., Class H	111,192	59,167
China Railway Group Ltd., Class A	15,300	12,938
China Railway Group Ltd., Class H	19,440	10,269
China Resources Pharmaceutical Group Ltd., 144A	3,836	2,753
China Shenhua Energy Co. Ltd., Class H	17,276	39,131
China Shipbuilding Industry Co. Ltd., Class A*	8,500	5,548
China Southern Airlines Co. Ltd., Class H*	8,000	5,422
China Tourism Group Duty Free Corp. Ltd., Class A	500	26,240
China Tower Corp. Ltd., Class H, 144A	197,660	26,995
China Vanke Co. Ltd., Class A	3,600	15,081
China Vanke Co. Ltd., Class H	5,662	19,587
China Yangtze Power Co. Ltd., Class A	6,200	19,318
China Yuhua Education Corp. Ltd., 144A (b)	11,516	11,484
Chongqing Rural Commercial Bank Co. Ltd., Class A	25,500	16,963
Chongqing Zhifei Biological Products Co. Ltd., Class A	400	12,250
CIFI Holdings Group Co. Ltd.	12,563	10,991
CITIC Ltd.	27,932	32,281
CITIC Securities Co. Ltd., Class A	2,200	9,012
CITIC Securities Co. Ltd., Class H	8,249	22,797
Contemporary Amperex Technology Co. Ltd., Class A	547	37,254
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	2,600	2,492
COSCO SHIPPING Holdings Co. Ltd., Class A*	5,100	17,099
COSCO SHIPPING Holdings Co. Ltd., Class H*	11,010	23,179
Country Garden Holdings Co. Ltd.	37,088	46,973
Country Garden Services Holdings Co. Ltd.	6,370	66,109
CSC Financial Co. Ltd., Class A	1,960	10,458
CSPC Pharmaceutical Group Ltd.	37,543	58,916
Dali Foods Group Co. Ltd., 144A	16,563	10,371
Daqin Railway Co. Ltd., Class A	10,400	11,177
Daqo New Energy Corp., ADR*	234	17,405

	Number of Shares	Value
China (Continued)
Dongfeng Motor Group Co. Ltd., Class H	13,324	$12,480
East Money Information Co. Ltd., Class A	3,840	19,158
ENN Energy Holdings Ltd.	4,127	75,878
Eve Energy Co. Ltd., Class A	900	15,681
Everbright Securities Co. Ltd., Class A	1,800	4,744
Focus Media Information Technology Co. Ltd., Class A	3,200	5,141
Foshan Haitian Flavouring & Food Co. Ltd., Class A	780	16,797
Fosun International Ltd.	6,723	10,897
Founder Securities Co. Ltd., Class A*	10,000	15,925
Foxconn Industrial Internet Co. Ltd., Class A	4,600	8,964
Futu Holdings Ltd., ADR*	239	34,003
Fuyao Glass Industry Group Co. Ltd., Class A	1,100	9,024
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	2,673	17,754
Ganfeng Lithium Co. Ltd., Class A	900	18,229
GCL System Integration Technology Co. Ltd., Class A*	1,000	460
GDS Holdings Ltd., ADR*(b)	334	25,123
Genscript Biotech Corp.*	3,879	15,218
GF Securities Co. Ltd., Class A	6,300	15,815
Gigadevice Semiconductor Beijing, Inc., Class A	168	3,565
GoerTek, Inc., Class A	2,100	12,833
GOME Retail Holdings Ltd.*(b)	48,942	7,819
Great Wall Motor Co. Ltd., Class H	16,564	46,311
Greentown Service Group Co. Ltd.	4,614	7,336
GSX Techedu, Inc., ADR*(b)	368	6,823
Guangdong Haid Group Co. Ltd., Class A*	1,300	16,135
Guangzhou Automobile Group Co. Ltd., Class H	13,551	11,541
Guangzhou R&F Properties Co. Ltd., Class H	11,516	15,609
Guosen Securities Co. Ltd., Class A*	5,900	10,367
Guotai Junan Securities Co. Ltd., Class A	3,400	9,548
Haidilao International Holding Ltd., 144A	4,880	28,105
Haier Smart Home Co. Ltd., Class A	1,100	5,207
Haier Smart Home Co. Ltd., Class H*	10,595	44,638
Haitian International Holdings Ltd.	4,720	16,480
Haitong Securities Co. Ltd., Class H	14,938	14,262
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A	518	10,759
Hansoh Pharmaceutical Group Co. Ltd., 144A*	5,758	25,112
Henan Shuanghui Investment & Development Co. Ltd., Class A	1,100	6,078
Hengan International Group Co. Ltd.	3,162	21,205
Hengli Petrochemical Co. Ltd., Class A	1,800	7,687
HengTen Networks Group Ltd.*	12,000	11,781
Hua Hong Semiconductor Ltd., 144A*(b)	2,831	15,192
Hualan Biological Engineering, Inc., Class A*	670	4,247

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Huaneng Power International, Inc., Class A	3,500	$2,312
Huatai Securities Co. Ltd., Class A	1,700	4,580
Huatai Securities Co. Ltd., Class H, 144A	6,773	10,489
Huaxia Bank Co. Ltd., Class A	9,400	9,483
Huazhu Group Ltd., ADR*	643	36,760
Hundsun Technologies, Inc., Class A	800	11,783
HUYA, Inc., ADR*(b)	127	1,943
Iflytek Co. Ltd., Class A	900	8,769
I-Mab, ADR*	183	14,836
Industrial & Commercial Bank of China Ltd., Class A	14,000	11,444
Industrial & Commercial Bank of China Ltd., Class H	261,193	171,628
Industrial Bank Co. Ltd., Class A	4,500	16,316
Industrial Securities Co. Ltd., Class A	1,500	2,610
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	32,600	8,388
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A*	2,600	2,305
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,500	9,529
Innovent Biologics, Inc., 144A*	5,213	63,102
iQIYI, Inc., ADR*	1,109	15,814
JD Health International, Inc., 144A*	1,674	22,280
JD.com, Inc., ADR*	3,905	288,736
Jiangsu Expressway Co. Ltd., Class H	9,332	11,290
Jiangsu Hengli Hydraulic Co. Ltd., Class A	600	7,503
Jiangsu Hengrui Medicine Co. Ltd., Class A*	1,500	20,310
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	400	13,668
Jiangxi Copper Co. Ltd., Class A	3,000	12,351
Jiangxi Zhengbang Technology Co. Ltd., Class A*	1,600	3,173
Jinxin Fertility Group Ltd., 144A (b)	5,618	16,178
Jiumaojiu International Holdings Ltd., 144A*(b)	2,638	10,451
JOYY, Inc., ADR (b)	238	18,314
KE Holdings, Inc., ADR*(b)	1,608	83,439
Kingdee International Software Group Co. Ltd.*	12,034	48,995
Kingsoft Cloud Holdings Ltd., ADR*	242	9,453
Kingsoft Corp. Ltd.	4,347	29,320
Kuaishou Technology, 144A*	1,233	30,867
Kweichow Moutai Co. Ltd., Class A	300	104,396
KWG Group Holdings Ltd.	5,582	8,587
Lenovo Group Ltd.	32,874	39,391
Lens Technology Co. Ltd., Class A	2,610	11,949
Li Auto, Inc., ADR*(b)	2,170	50,561
Li Ning Co. Ltd.	10,244	96,152
Lingyi iTech Guangdong Co., Class A	3,100	4,149
Logan Group Co. Ltd.	9,356	15,044
Longfor Group Holdings Ltd., 144A	8,075	47,234

	Number of Shares	Value
China (Continued)
LONGi Green Energy Technology Co. Ltd., Class A	1,500	$24,028
Lufax Holding Ltd., ADR*	798	9,728
Luxshare Precision Industry Co. Ltd., Class A	2,049	12,537
Luzhou Laojiao Co. Ltd., Class A	400	17,255
Mango Excellent Media Co. Ltd., Class A	1,200	13,894
Meituan, Class B, 144A*	16,048	607,891
Metallurgical Corp. of China Ltd., Class A	21,100	10,031
Microport Scientific Corp.	3,836	32,076
Midea Group Co. Ltd., Class A	1,300	16,521
Ming Yuan Cloud Group Holdings Ltd.*	1,559	8,155
Minth Group Ltd.	3,269	13,941
Momo, Inc., ADR (b)	622	8,727
Muyuan Foods Co. Ltd., Class A	810	11,321
Nanjing Securities Co. Ltd., Class A	4,800	7,094
NARI Technology Co. Ltd., Class A	2,300	11,226
NetEase, Inc., ADR	1,830	215,812
New China Life Insurance Co. Ltd., Class H	4,480	16,768
New Hope Liuhe Co. Ltd., Class A	1,400	3,345
New Oriental Education & Technology Group, Inc., ADR*	6,740	68,950
Ninestar Corp., Class A	548	2,261
NIO, Inc., ADR*	5,679	219,323
Nongfu Spring Co. Ltd., Class H, 144A*	1,800	10,645
OFILM Group Co. Ltd., Class A	103	141
Oppein Home Group, Inc., Class A	500	11,629
Orient Securities Co. Ltd., Class A	1,600	2,666
People’s Insurance Co. Group of China Ltd., Class H	32,329	11,955
PetroChina Co. Ltd., Class A	7,700	5,581
PetroChina Co. Ltd., Class H	90,448	36,942
Pharmaron Beijing Co. Ltd., Class A	400	11,315
Pharmaron Beijing Co. Ltd., Class H, 144A	474	11,353
PICC Property & Casualty Co. Ltd., Class H	35,770	34,150
Pinduoduo, Inc., ADR*	1,954	244,016
Ping An Bank Co. Ltd., Class A	3,300	12,529
Ping An Healthcare and Technology Co. Ltd., 144A*(b)	2,194	25,752
Ping An Insurance Group Co. of China Ltd., Class A	3,900	43,933
Ping An Insurance Group Co. of China Ltd., Class H	28,121	305,976
Poly Developments and Holdings Group Co. Ltd., Class A*	2,900	6,151
Poly Property Services Co. Ltd., Class H (b)	1,343	10,815
Postal Savings Bank of China Co. Ltd., Class A	14,000	12,300
Postal Savings Bank of China Co. Ltd., Class H, 144A	35,348	25,459
Power Construction Corp. of China Ltd., Class A	14,500	8,872

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Qingdao Rural Commercial Bank Corp., Class A	1,600	$1,120
RLX Technology, Inc., ADR*(b)	516	5,836
Rongsheng Petrochemical Co. Ltd., Class A*	1,900	5,252
SAIC Motor Corp. Ltd., Class A	1,500	4,773
Sanan Optoelectronics Co. Ltd., Class A	1,800	7,814
Sangfor Technologies, Inc., Class A*	400	16,959
Sany Heavy Industry Co. Ltd., Class A	3,100	14,732
Seazen Group Ltd.*	10,122	11,633
SF Holding Co. Ltd., Class A	1,000	10,902
Shaanxi Coal Industry Co. Ltd., Class A	5,400	10,065
Shandong Gold Mining Co. Ltd., Class A	2,200	7,376
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	8,282	18,290
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (b)	3,173	26,430
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	3,931	3,412
Shanghai M&G Stationery, Inc., Class A	800	10,576
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	4,500	16,408
Shanghai Pudong Development Bank Co. Ltd., Class A	9,300	14,985
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	2,900	8,772
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	300	21,786
Shenwan Hongyuan Group Co. Ltd., Class A	11,900	8,943
Shenzhen Goodix Technology Co. Ltd., Class A	100	2,004
Shenzhen Inovance Technology Co. Ltd., Class A	700	10,817
Shenzhen Kangtai Biological Products Co. Ltd., Class A	560	15,670
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	280	21,218
Shenzhou International Group Holdings Ltd.	3,650	94,243
Silergy Corp.	294	39,193
Sinopharm Group Co. Ltd., Class H	5,801	19,732
Sinotruk Hong Kong Ltd.	3,539	8,299
Smoore International Holdings Ltd., 144A	5,697	40,738
Sunac China Holdings Ltd.	13,488	49,789
Sunny Optical Technology Group Co. Ltd.	3,097	78,767
TAL Education Group, ADR*	1,682	67,230
TCL Technology Group Corp., Class A	1,164	1,476
Tencent Holdings Ltd.	25,529	2,036,018
Tencent Music Entertainment Group, ADR*	2,979	46,889
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	3,700	16,718
Tianma Microelectronics Co. Ltd., Class A*	1,000	2,170

	Number of Shares	Value
China (Continued)
Tingyi Cayman Islands Holding Corp.	10,308	$19,576
Tongcheng-Elong Holdings Ltd.*	3,836	10,354
Tongwei Co. Ltd., Class A	1,700	10,703
Topsports International Holdings Ltd., 144A	6,923	10,543
TravelSky Technology Ltd., Class H	4,567	9,885
Trip.com Group Ltd., ADR*	2,295	96,046
Tsingtao Brewery Co. Ltd., Class A	800	13,171
Tsingtao Brewery Co. Ltd., Class H	1,897	20,714
Unigroup Guoxin Microelectronics Co. Ltd., Class A	340	7,423
Uni-President China Holdings Ltd.	10,782	11,655
Unisplendour Corp. Ltd., Class A	1,880	5,946
Vipshop Holdings Ltd., ADR*	2,119	49,012
Walvax Biotechnology Co. Ltd., Class A	300	3,302
Wanhua Chemical Group Co. Ltd., Class A	1,021	17,425
Want Want China Holdings Ltd.	27,088	20,138
Weibo Corp., ADR*(b)	265	13,473
Weichai Power Co. Ltd., Class A	2,800	7,824
Weichai Power Co. Ltd., Class H	9,672	21,758
Weimob, Inc., 144A*(b)	6,794	15,564
Wens Foodstuffs Group Co. Ltd., Class A	1,440	3,156
Will Semiconductor Co. Ltd., Class A	400	18,889
Wingtech Technology Co. Ltd., Class A	300	4,121
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	200	761
Wuliangye Yibin Co. Ltd., Class A	1,100	54,384
WuXi AppTec Co. Ltd., Class A	492	12,906
WuXi AppTec Co. Ltd., Class H, 144A	1,705	36,510
Wuxi Biologics Cayman, Inc., 144A*	15,326	239,523
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	570	8,567
Xiaomi Corp., Class B, 144A*(b)	63,956	241,026
Xinyi Solar Holdings Ltd.	21,018	37,695
XPeng, Inc., ADR*(b)	1,493	47,970
Yadea Group Holdings Ltd., 144A	4,475	9,975
Yanzhou Coal Mining Co. Ltd., Class A	700	1,487
Yihai International Holding Ltd.*	2,061	16,477
Yihai Kerry Arawana Holdings Co. Ltd., Class A	1,000	14,437
Yonyou Network Technology Co. Ltd., Class A	1,700	9,668
Yum China Holdings, Inc.	1,840	124,458
Yunnan Baiyao Group Co. Ltd., Class A	400	7,882
Zai Lab Ltd., ADR*	340	60,404
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	200	12,046
Zhaojin Mining Industry Co. Ltd., Class H	8,154	8,804
Zhejiang Dahua Technology Co. Ltd., Class A	3,900	14,153
Zhejiang Expressway Co. Ltd., Class H	6,113	5,309
Zhejiang NHU Co. Ltd., Class A	1,800	9,017
Zhenro Properties Group Ltd. (b)	17,274	10,995
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A*	2,108	10,864

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Zhongjin Gold Corp. Ltd., Class A	9,000	$13,753
Zhongsheng Group Holdings Ltd.	2,422	20,830
Zhuzhou CRRC Times Electric Co. Ltd., Class H	2,038	9,886
Zijin Mining Group Co. Ltd., Class A	7,500	13,214
Zijin Mining Group Co. Ltd., Class H	20,100	31,543
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	4,400	7,421
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	3,126	3,770
ZTE Corp., Class A	1,512	7,458
ZTE Corp., Class H	3,657	9,989
ZTO Express Cayman, Inc., ADR (b)	1,793	57,537

(Cost $9,418,412)		13,438,118

Colombia — 0.0%
Ecopetrol SA	23,874	14,100
Grupo de Inversiones Suramericana SA	1,654	8,930
Interconexion Electrica SA ESP	1,750	9,449

(Cost $28,150)		32,479

Cyprus — 0.1%
Ozon Holdings PLC, ADR*	266	14,187
Polymetal International PLC	1,458	34,598
TCS Group Holding PLC, GDR	510	38,347

(Cost $62,753)		87,132

Czech Republic — 0.0%
CEZ AS	327	9,844
Komercni banka AS*	498	18,404

(Cost $17,973)		28,248

Denmark — 1.5%
A.P. Moller — Maersk A/S, Class A	16	42,357
A.P. Moller — Maersk A/S, Class B	26	71,951
Ambu A/S, Class B	779	29,076
Carlsberg A/S, Class B	417	76,521
Chr Hansen Holding A/S	451	40,520
Coloplast A/S, Class B	507	80,081
Danske Bank A/S	2,775	51,561
Demant A/S*	540	29,621
DSV PANALPINA A/S	900	217,909
Genmab A/S*	314	127,166
GN Store Nord AS	612	52,026
Novo Nordisk A/S, Class B	7,516	594,814
Novozymes A/S, Class B	942	68,741
Orsted AS, 144A	887	134,589
Pandora A/S	438	59,316
ROCKWOOL International A/S, Class B	34	16,923
Tryg A/S	1,267	29,854
Vestas Wind Systems A/S	4,393	171,049

(Cost $1,092,414)		1,894,075

Egypt — 0.0%
Commercial International Bank Egypt SAE*	5,849	20,085
Eastern Co. SAE	4,376	3,290

(Cost $27,119)		23,375

	Number of Shares	Value
Finland — 0.8%
Elisa OYJ	699	$41,251
Fortum OYJ (b)	2,206	62,881
Kesko OYJ, Class B	1,105	38,200
Kone OYJ, Class B	1,488	120,349
Neste OYJ	1,986	130,901
Nokia OYJ*	25,385	131,867
Nordea Bank Abp	14,221	152,509
Orion OYJ, Class B	570	24,535
Sampo OYJ, Class A	2,110	98,306
Stora Enso OYJ, Class R	2,665	46,651
UPM-Kymmene OYJ	2,311	88,058
Wartsila OYJ Abp	2,175	29,390

(Cost $817,565)		964,898

France — 6.8%
Accor SA*	798	32,066
Aeroports de Paris*	118	16,356
Air Liquide SA	2,075	352,904
Airbus SE*	2,653	346,029
Alstom SA*	1,174	66,025
Amundi SA, 144A	310	27,559
Arkema SA (b)	265	34,917
Atos SE	436	29,239
AXA SA	8,365	230,974
BioMerieux	187	21,500
BNP Paribas SA (b)	5,013	342,369
Bollore SA	3,086	16,121
Bouygues SA (b)	942	38,451
Bureau Veritas SA*	1,429	43,983
Capgemini SE (b)	718	134,028
Carrefour SA (b)	2,733	55,879
Cie de Saint-Gobain*	2,337	156,665
Cie Generale des Etablissements Michelin SCA	723	111,223
CNP Assurances	898	16,285
Covivio REIT	288	27,167
Credit Agricole SA	5,440	81,172
Danone SA	2,742	195,483
Dassault Aviation SA	13	16,326
Dassault Systemes SE	568	130,755
Edenred	1,161	63,135
Eiffage SA	373	41,206
Electricite de France SA	2,037	28,459
Engie SA (b)	8,245	122,501
EssilorLuxottica SA (b)	1,246	216,179
Eurazeo SE	197	17,598
Faurecia SE*	366	19,796
Faurecia SE*	153	8,288
Gecina SA REIT	220	35,108
Getlink SE	2,010	32,187
Hermes International	141	198,716
Iliad SA	83	13,793
Ipsen SA	119	12,046
Kering SA (b)	334	305,630
Klepierre SA REIT	1,007	29,111
La Francaise des Jeux SAEM, 144A	257	14,629
Legrand SA	1,149	120,329

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
France (Continued)
L’Oreal SA	1,104	$497,215
LVMH Moet Hennessy Louis Vuitton SE	1,226	977,489
Natixis SA*(b)	4,571	22,672
Orange SA	8,447	107,529
Orpea SA*	241	30,208
Pernod Ricard SA	931	205,096
Publicis Groupe SA	1,031	69,972
Remy Cointreau SA (b)	98	20,481
Renault SA*	941	38,934
Safran SA	1,454	217,559
Sanofi (b)	5,003	532,076
Sartorius Stedim Biotech	136	58,939
Schneider Electric SE	2,384	377,237
SCOR SE*	741	24,103
SEB SA	104	19,369
Societe Generale SA	3,572	114,464
Sodexo SA*	399	38,643
Suez SA*	1,456	35,538
Teleperformance	263	101,178
Thales SA	509	52,197
TotalEnergies SE (b)	10,995	509,642
Ubisoft Entertainment SA*	405	29,696
Unibail-Rodamco-Westfield REIT*	639	55,620
Valeo SA	978	31,992
Veolia Environnement SA	2,349	73,823
Vinci SA	2,318	263,388
Vivendi SE*	3,105	112,845
Wendel SE	132	18,434
Worldline SA, 144A*	1,044	99,937

(Cost $6,197,168)		8,538,463

Germany — 5.3%
adidas AG	856	312,301
Allianz SE	1,802	474,761
BASF SE	4,010	326,876
Bayer AG	4,411	277,683
Bayerische Motoren Werke AG	1,523	161,470
Bechtle AG*	125	24,090
Beiersdorf AG	405	47,960
Brenntag SE	747	70,465
Carl Zeiss Meditec AG	200	37,101
Commerzbank AG*	4,257	34,347
Continental AG	459	67,860
Covestro AG, 144A	759	53,183
Daimler AG	3,850	358,607
Delivery Hero SE, 144A*	707	97,263
Deutsche Bank AG*(d)	8,862	132,123
Deutsche Boerse AG	847	138,480
Deutsche Lufthansa AG*(b)	1,057	13,802
Deutsche Post AG	4,358	297,369
Deutsche Telekom AG	14,917	309,992
Deutsche Wohnen SE	1,535	97,983
E.ON SE	10,090	121,991
Evonik Industries AG	975	34,874
Fresenius Medical Care AG & Co. KGaA	880	70,335
Fresenius SE & Co. KGaA	1,836	99,112
GEA Group AG	613	26,888

	Number of Shares	Value
Germany (Continued)
Hannover Rueck SE	279	$48,822
HeidelbergCement AG	659	60,165
HelloFresh SE*	669	61,160
Henkel AG & Co. KGaA	500	49,373
Infineon Technologies AG	5,894	239,757
KION Group AG	300	32,071
Knorr-Bremse AG	301	37,434
LANXESS AG	325	24,362
LEG Immobilien SE	341	49,997
Merck KGaA	580	104,650
MTU Aero Engines AG	266	68,634
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	615	177,597
Nemetschek SE	226	16,715
Puma SE	457	52,431
Rational AG	24	21,571
RWE AG	2,785	105,064
SAP SE	4,636	643,561
Scout24 AG, 144A (b)	400	32,489
Siemens AG	3,362	545,313
Siemens Energy AG*	1,927	61,267
Siemens Healthineers AG, 144A	1,243	69,890
Symrise AG	593	78,679
TeamViewer AG, 144A*	615	24,344
Telefonica Deutschland Holding AG	3,148	8,611
Uniper SE	166	6,015
United Internet AG	381	15,906
Volkswagen AG	157	55,984
Vonovia SE	2,370	148,212
Zalando SE, 144A*	785	83,918

(Cost $5,417,588)		6,610,908

Greece — 0.1%
Eurobank Ergasias Services and Holdings SA*	13,453	12,628
FF Group*(c)	197	1,156
Hellenic Telecommunications Organization SA	1,324	23,978
JUMBO SA	651	12,737
OPAP SA	747	11,784

(Cost $51,505)		62,283

Hong Kong — 2.6%
AIA Group Ltd.	53,202	679,981
Alibaba Health Information Technology Ltd.*	17,520	43,476
Alibaba Pictures Group Ltd.*	54,478	7,300
Bank of East Asia Ltd.	5,720	11,512
Beijing Enterprises Water Group Ltd.*	31,122	12,671
BOC Hong Kong Holdings Ltd.	17,759	64,181
Bosideng International Holdings Ltd.	14,888	8,248
Brilliance China Automotive Holdings Ltd. (c)	14,554	13,689
Budweiser Brewing Co. APAC Ltd., 144A	7,555	25,649
China Everbright Environment Group Ltd.	17,909	10,776
China Everbright Ltd.	7,675	9,711
China Gas Holdings Ltd.	13,051	48,680

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Hong Kong (Continued)
China Jinmao Holdings Group Ltd.	29,075	$11,238
China Mengniu Dairy Co. Ltd.*	13,571	82,268
China Merchants Port Holdings Co. Ltd.	6,983	11,354
China Overseas Land & Investment Ltd.	17,189	41,104
China Resources Beer Holdings Co. Ltd.	5,881	52,775
China Resources Cement Holdings Ltd.	11,200	11,876
China Resources Gas Group Ltd.	4,448	27,766
China Resources Land Ltd.	14,220	66,598
China Resources Power Holdings Co. Ltd.	8,149	10,499
China State Construction International Holdings Ltd.	8,909	6,325
China Taiping Insurance Holdings Co. Ltd.	8,853	16,311
China Traditional Chinese Medicine Holdings Co. Ltd.	3,270	2,111
China Youzan Ltd.*	61,777	13,451
Chow Tai Fook Jewellery Group Ltd.	8,400	16,126
CK Asset Holdings Ltd. (b)	11,622	76,966
CK Hutchison Holdings Ltd.	12,904	101,001
CK Infrastructure Holdings Ltd.	3,275	20,402
CLP Holdings Ltd.	7,718	78,409
COSCO SHIPPING Ports Ltd.	8,723	7,080
ESR Cayman Ltd., 144A*	7,223	22,847
Far East Horizon Ltd.	12,307	13,462
Galaxy Entertainment Group Ltd.*	9,424	76,374
Geely Automobile Holdings Ltd.	27,492	69,921
Guangdong Investment Ltd.	14,271	20,961
Hang Lung Properties Ltd.	8,765	22,112
Hang Seng Bank Ltd.	3,622	75,226
Henderson Land Development Co. Ltd.	6,894	32,954
HK Electric Investments & HK Electric Investments Ltd. (a)	12,131	12,301
HKT Trust & HKT Ltd. (a)	16,894	22,898
Hong Kong & China Gas Co. Ltd.	50,127	87,189
Hong Kong Exchanges & Clearing Ltd.	5,418	339,120
Hongkong Land Holdings Ltd.	5,700	27,930
Hopson Development Holdings Ltd.	3,200	15,750
Hutchmed China Ltd., ADR*	264	7,854
Jardine Matheson Holdings Ltd.	1,021	66,222
Kingboard Holdings Ltd.	2,849	15,160
Kingboard Laminates Holdings Ltd.	7,089	15,144
Kunlun Energy Co. Ltd.	15,562	11,750
Link REIT	8,875	84,503
Melco Resorts & Entertainment Ltd., ADR*	1,184	20,353
MTR Corp. Ltd. (b)	7,005	38,990
New World Development Co. Ltd.	6,774	36,526
Nine Dragons Paper Holdings Ltd.	12,014	18,141
Power Assets Holdings Ltd.	6,374	38,968
Shenzhen International Holdings Ltd.	3,974	6,042
Shenzhen Investment Ltd.	44,140	15,696
Shimao Group Holdings Ltd.	6,017	17,055
Sino Biopharmaceutical Ltd.	45,417	51,026
Sino Land Co. Ltd.	15,642	24,547
SJM Holdings Ltd.	12,203	13,804
SSY Group Ltd.	7,115	4,730

	Number of Shares	Value
Hong Kong (Continued)
Sun Hung Kai Properties Ltd.	5,907	$90,719
Swire Pacific Ltd., Class A	2,671	20,063
Swire Properties Ltd.	5,983	17,614
Techtronic Industries Co. Ltd.	6,255	115,486
WH Group Ltd., 144A	44,172	37,733
Wharf Holdings Ltd.	5,552	19,171
Wharf Real Estate Investment Co. Ltd.	7,511	44,032
Xinyi Glass Holdings Ltd.	8,402	33,558
Yuexiu Property Co. Ltd.	26,574	6,608

(Cost $2,642,560)		3,300,074

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC*	1,507	12,265
OTP Bank Nyrt*	1,114	61,289
Richter Gedeon Nyrt	689	19,651

(Cost $65,008)		93,205

India — 3.0%
ACC Ltd.	400	10,939
Adani Enterprises Ltd.*	1,325	24,016
Adani Green Energy Ltd.*	1,753	30,613
Adani Ports & Special Economic Zone Ltd.*	2,391	25,336
Adani Total Gas Ltd.*	1,272	23,625
Adani Transmission Ltd.*	1,270	25,770
Ambuja Cements Ltd.	2,048	9,216
Apollo Hospitals Enterprise Ltd.	476	20,769
Asian Paints Ltd.	1,802	73,881
Aurobindo Pharma Ltd.	998	13,714
Avenue Supermarts Ltd., 144A*	522	22,062
Axis Bank Ltd.*	10,035	103,732
Bajaj Auto Ltd.*	458	26,442
Bajaj Finance Ltd.*	1,261	97,722
Bajaj Finserv Ltd.*	189	30,726
Balkrishna Industries Ltd.	329	9,971
Bandhan Bank Ltd., 144A*	3,030	12,826
Berger Paints India Ltd.	400	4,437
Bharat Electronics Ltd.	6,187	12,387
Bharat Forge Ltd.*	2,437	22,747
Bharat Petroleum Corp. Ltd.	3,044	19,784
Bharti Airtel Ltd.	10,755	79,216
Biocon Ltd.*	284	1,518
Britannia Industries Ltd.	592	28,106
Cholamandalam Investment and Finance Co. Ltd.	2,016	15,249
Cipla Ltd.*	1,660	21,700
Coal India Ltd.	6,331	12,876
Colgate-Palmolive India Ltd.	750	17,768
Container Corp. Of India Ltd.	1,015	9,558
Dabur India Ltd.	2,525	18,791
Divi’s Laboratories Ltd.*	629	36,325
DLF Ltd.	3,591	14,263
Dr. Reddy’s Laboratories Ltd., ADR	532	37,969
Eicher Motors Ltd.*	605	22,294
GAIL India Ltd.	7,774	17,122
Godrej Consumer Products Ltd.*	1,909	22,516
Grasim Industries Ltd.	1,418	28,726

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
India (Continued)
Havells India Ltd.	1,309	$18,580
HCL Technologies Ltd.	4,672	60,807
HDFC Asset Management Co. Ltd., 144A	37	1,519
HDFC Life Insurance Co. Ltd., 144A*	3,430	31,451
Hero MotoCorp Ltd.	494	20,458
Hindalco Industries Ltd.	5,786	31,411
Hindustan Petroleum Corp. Ltd.	2,572	9,906
Hindustan Unilever Ltd.	3,914	126,117
Housing Development Finance Corp. Ltd.	7,671	269,654
ICICI Bank Ltd.*	22,642	206,630
ICICI Lombard General Insurance Co. Ltd., 144A	659	13,357
ICICI Prudential Life Insurance Co. Ltd., 144A*	2,550	19,461
Indian Oil Corp. Ltd.	8,950	13,464
Indraprastha Gas Ltd.	1,513	11,018
Indus Towers Ltd.	2,785	9,292
Info Edge India Ltd.*	291	17,412
Infosys Ltd.	15,247	292,616
InterGlobe Aviation Ltd., 144A*	661	16,009
Ipca Laboratories Ltd.	443	12,631
ITC Ltd.	11,931	35,585
JSW Steel Ltd.	3,958	38,745
Jubilant Foodworks Ltd.*	158	6,769
Kotak Mahindra Bank Ltd.*	2,593	64,544
Larsen & Toubro Infotech Ltd., 144A	225	12,214
Larsen & Toubro Ltd.	2,834	57,275
Lupin Ltd.	1,353	22,720
Mahindra & Mahindra Ltd.	3,303	36,747
Marico Ltd.	2,701	17,674
Maruti Suzuki India Ltd.	551	53,765
Motherson Sumi Systems Ltd.*	5,715	18,902
MRF Ltd.	18	20,731
Muthoot Finance Ltd.	540	9,753
Nestle India Ltd.	143	34,844
NTPC Ltd.	18,894	28,749
Oil & Natural Gas Corp. Ltd.	12,131	18,984
Page Industries Ltd.	15	6,334
Petronet LNG Ltd.	3,652	12,142
PI Industries Ltd.	318	11,450
Pidilite Industries Ltd.*	786	22,626
Piramal Enterprises Ltd.	437	10,929
Power Grid Corp. of India Ltd.	8,381	26,041
Reliance Industries Ltd.	12,630	375,704
SBI Cards & Payment Services Ltd.*	822	11,828
SBI Life Insurance Co. Ltd., 144A	1,454	19,534
Shree Cement Ltd.*	32	12,152
Shriram Transport Finance Co. Ltd.	903	17,778
Siemens Ltd.	413	11,865
State Bank of India*	8,884	51,911
Sun Pharmaceutical Industries Ltd.	3,538	32,558
Tata Consultancy Services Ltd.	4,186	182,095
Tata Consumer Products Ltd.	2,120	19,379
Tata Motors Ltd.*	7,221	31,694
Tata Steel Ltd.	3,087	47,849
Tech Mahindra Ltd.	2,583	36,338

	Number of Shares	Value
India (Continued)
Titan Co. Ltd.	1,329	$29,212
Torrent Pharmaceuticals Ltd.	248	9,362
Trent Ltd.	962	11,281
UltraTech Cement Ltd.	418	38,610
United Spirits Ltd.*	1,528	12,886
UPL Ltd.	2,430	27,274
Vedanta Ltd.	5,028	18,984
Wipro Ltd.	4,873	36,171

(Cost $2,909,311)		3,788,493

Indonesia — 0.4%
PT Adaro Energy Tbk	27,340	2,278
PT Astra International Tbk	92,787	34,113
PT Bank Central Asia Tbk	44,595	99,542
PT Bank Mandiri Persero Tbk	91,565	38,473
PT Bank Negara Indonesia Persero Tbk	33,708	12,747
PT Bank Rakyat Indonesia Persero Tbk	257,015	76,673
PT Barito Pacific Tbk	115,774	7,297
PT Charoen Pokphand Indonesia Tbk	37,497	17,724
PT Gudang Garam Tbk*	3,993	9,270
PT Indah Kiat Pulp & Paper Tbk	16,832	10,019
PT Indofood CBP Sukses Makmur Tbk	12,322	7,076
PT Indofood Sukses Makmur Tbk	16,635	7,397
PT Kalbe Farma Tbk	103,396	10,499
PT Semen Indonesia Persero Tbk	18,729	12,722
PT Telkom Indonesia Persero Tbk	239,092	57,596
PT Unilever Indonesia Tbk	38,122	15,617
PT United Tractors Tbk	9,119	14,400

(Cost $419,056)		433,443

Ireland — 0.6%
CRH PLC	3,491	181,730
DCC PLC	497	42,281
Experian PLC	4,185	160,710
Flutter Entertainment PLC*	679	126,374
Flutter Entertainment PLC*	38	7,132
James Hardie Industries PLC CDI	2,010	66,873
Kerry Group PLC, Class A	720	97,378
Kingspan Group PLC	750	70,491
Smurfit Kappa Group PLC	999	53,104

(Cost $559,008)		806,073

Isle of Man — 0.1%
Entain PLC* (Cost $34,742)	2,515	58,938

Israel — 0.3%
Azrieli Group Ltd.	198	15,100
Bank Hapoalim BM*	5,088	43,172
Bank Leumi Le-Israel BM*	4,176	32,657
Check Point Software Technologies Ltd.*	465	54,396
CyberArk Software Ltd.*	176	22,271
Elbit Systems Ltd.	111	14,439
ICL Group Ltd.	3,106	22,520
Israel Discount Bank Ltd., Class A*	6,467	32,135
Mizrahi Tefahot Bank Ltd.*	635	18,925
Nice Ltd.*	289	63,173

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Israel (Continued)
Teva Pharmaceutical Industries Ltd., ADR*	5,005	$52,052
Wix.com Ltd.*	240	62,366

(Cost $429,272)		433,206

Italy — 1.3%
Amplifon SpA	540	25,720
Assicurazioni Generali SpA (b)	4,478	92,078
Atlantia SpA*	2,327	45,799
Davide Campari-Milano NV	2,710	35,078
DiaSorin SpA	116	20,519
Enel SpA	36,307	357,671
Eni SpA	11,380	139,940
Ferrari NV	576	121,819
FinecoBank Banca Fineco SpA*	2,922	49,077
Infrastrutture Wireless Italiane SpA, 144A	2,154	24,117
Intesa Sanpaolo SpA	74,067	218,869
Mediobanca Banca di Credito Finanziario SpA*	3,368	40,197
Moncler SpA	794	56,431
Nexi SpA, 144A*	2,031	41,079
Poste Italiane SpA, 144A	2,176	30,774
Prysmian SpA	1,196	41,287
Recordati Industria Chimica e Farmaceutica SpA	505	28,092
Snam SpA	9,145	53,757
Telecom Italia SpA	40,631	21,792
Telecom Italia SpA-RSP	16,783	9,617
Terna SPA	6,775	51,764
UniCredit SpA	9,105	116,908

(Cost $1,356,943)		1,622,385

Japan — 13.9%
ABC-Mart, Inc.	200	11,417
Acom Co. Ltd.	1,700	7,592
Advantest Corp.	800	72,262
Aeon Co. Ltd.	2,800	74,980
AGC, Inc.	800	34,926
Aisin Corp.	800	35,072
Ajinomoto Co., Inc.	2,400	55,150
ANA Holdings, Inc.*	600	14,549
Asahi Group Holdings Ltd.	2,000	95,333
Asahi Intecc Co. Ltd.	700	17,313
Asahi Kasei Corp.	6,000	66,033
Astellas Pharma, Inc.	8,100	132,978
Azbil Corp.	500	20,025
Bandai Namco Holdings, Inc.	900	64,452
Bridgestone Corp.	2,400	105,347
Brother Industries Ltd.	919	19,196
Canon, Inc.	4,400	102,877
Capcom Co. Ltd.	800	26,304
Casio Computer Co. Ltd.	700	12,179
Central Japan Railway Co.	600	89,131
Chiba Bank Ltd.	2,600	16,528
Chubu Electric Power Co., Inc.	3,400	40,711
Chugai Pharmaceutical Co. Ltd.	2,964	113,644

	Number of Shares	Value
Japan (Continued)
Concordia Financial Group Ltd.	4,400	$16,115
Cosmos Pharmaceutical Corp.	100	13,910
CyberAgent, Inc.	1,800	36,135
Dai Nippon Printing Co. Ltd.	1,000	21,545
Daifuku Co. Ltd.	500	42,013
Dai-ichi Life Holdings, Inc.	4,500	91,776
Daiichi Sankyo Co. Ltd.	7,826	180,836
Daikin Industries Ltd.	1,113	219,622
Daito Trust Construction Co. Ltd.	300	31,565
Daiwa House Industry Co. Ltd.	2,671	78,210
Daiwa House REIT Investment Corp. REIT	11	30,743
Daiwa Securities Group, Inc.	7,800	44,867
Denso Corp.	1,800	123,348
Dentsu Group, Inc. (b)	900	30,907
Disco Corp.	100	30,688
East Japan Railway Co.	1,270	88,734
Eisai Co. Ltd.	1,000	67,202
ENEOS Holdings, Inc.	11,893	49,151
FANUC Corp.	825	198,169
Fast Retailing Co. Ltd.	258	210,118
Fuji Electric Co. Ltd.	600	28,112
FUJIFILM Holdings Corp.	1,500	104,475
Fujitsu Ltd.	800	129,948
GLP J REIT	23	39,261
GMO Payment Gateway, Inc.	200	24,002
Hakuhodo DY Holdings, Inc.	1,200	19,870
Hamamatsu Photonics KK	600	36,496
Hankyu Hanshin Holdings, Inc.	1,100	34,359
Harmonic Drive Systems, Inc.	100	5,389
Hikari Tsushin, Inc.	100	19,892
Hino Motors Ltd.	1,000	9,298
Hirose Electric Co. Ltd.	105	14,951
Hisamitsu Pharmaceutical Co., Inc.	300	16,440
Hitachi Construction Machinery Co. Ltd.	300	9,946
Hitachi Ltd.	4,241	222,179
Hitachi Metals Ltd.*	1,148	22,239
Honda Motor Co. Ltd.	7,243	221,808
Hoshizaki Corp.	178	15,818
Hoya Corp.	1,678	219,922
Hulic Co. Ltd. (b)	1,300	14,616
Ibiden Co. Ltd.	400	18,559
Idemitsu Kosan Co. Ltd.	1,032	24,365
Iida Group Holdings Co. Ltd.	500	13,316
Inpex Corp.	5,600	38,513
Isuzu Motors Ltd.	2,800	36,902
Ito En Ltd.	200	11,069
ITOCHU Corp.	4,800	142,435
Itochu Techno-Solutions Corp.	400	12,604
Japan Airlines Co. Ltd.*	500	11,412
Japan Exchange Group, Inc.	2,400	55,457
Japan Metropolitan Fund Invest REIT	36	36,431
Japan Post Bank Co. Ltd.	2,000	17,006
Japan Post Holdings Co. Ltd.*	6,199	51,567
Japan Post Insurance Co. Ltd.	1,100	21,098
Japan Real Estate Investment Corp. REIT	6	36,168
Japan Tobacco, Inc. (b)	5,188	102,466

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Japan (Continued)
JFE Holdings, Inc.	1,700	$22,638
JSR Corp.	800	23,564
Kajima Corp.	1,800	24,906
Kakaku.com, Inc.	500	15,230
Kansai Electric Power Co., Inc.	3,400	32,233
Kansai Paint Co. Ltd.	800	21,591
Kao Corp.	1,811	110,737
KDDI Corp.	7,100	241,033
Keio Corp.	500	31,053
Keisei Electric Railway Co. Ltd.	500	15,412
Keyence Corp.	900	442,808
Kikkoman Corp.	700	45,456
Kintetsu Group Holdings Co. Ltd.*	800	28,203
Kirin Holdings Co. Ltd. (b)	4,000	80,793
Kobayashi Pharmaceutical Co. Ltd.	200	17,755
Kobe Bussan Co. Ltd.	400	10,098
Koei Tecmo Holdings Co. Ltd.	260	12,324
Koito Manufacturing Co. Ltd.	400	25,975
Komatsu Ltd.	4,100	119,941
Konami Holdings Corp.	400	25,646
Kose Corp.	100	15,682
Kubota Corp.	4,800	109,073
Kurita Water Industries Ltd.	400	18,376
Kyocera Corp.	1,484	91,108
Kyowa Kirin Co. Ltd.	1,000	30,231
Lasertec Corp.	300	56,444
Lawson, Inc.	300	13,508
Lion Corp.	1,032	18,069
Lixil Corp.	1,100	28,904
M3, Inc.	1,942	131,376
Makita Corp.	1,000	48,224
Marubeni Corp.	7,400	65,376
Mazda Motor Corp.*	2,700	23,057
McDonald’s Holdings Co. Japan Ltd. (b)	300	13,577
Medipal Holdings Corp.	865	16,543
MEIJI Holdings Co. Ltd.	500	31,053
Mercari, Inc.*	400	18,961
MINEBEA MITSUMI, Inc.	1,600	43,547
MISUMI Group, Inc.	1,200	38,579
Mitsubishi Chemical Holdings Corp.	5,800	46,383
Mitsubishi Corp.	5,144	140,193
Mitsubishi Electric Corp.	8,200	126,718
Mitsubishi Estate Co. Ltd.	5,300	85,848
Mitsubishi Gas Chemical Co., Inc.	600	13,990
Mitsubishi HC Capital, Inc.	1,500	8,357
Mitsubishi Heavy Industries Ltd.	1,500	45,415
Mitsubishi UFJ Financial Group, Inc.	54,900	310,878
Mitsui & Co. Ltd.	6,900	152,129
Mitsui Chemicals, Inc.	800	26,815
Mitsui Fudosan Co. Ltd.	4,200	97,798
Miura Co. Ltd.	400	18,376
Mizuho Financial Group, Inc.	10,950	167,315
MonotaRO Co. Ltd.	1,200	27,860
MS&AD Insurance Group Holdings, Inc.	1,700	51,905
Murata Manufacturing Co. Ltd.	2,700	204,158
Nabtesco Corp.	600	27,509
NEC Corp.	1,100	51,338

	Number of Shares	Value
Japan (Continued)
Nexon Co. Ltd.	2,460	$58,057
NGK Insulators Ltd.	1,000	17,518
NH Foods Ltd.	300	11,987
Nidec Corp.	2,000	228,879
Nihon M&A Center, Inc.	1,400	33,501
Nintendo Co. Ltd.	520	321,527
Nippon Building Fund, Inc. REIT	7	44,369
Nippon Express Co. Ltd.	300	24,030
Nippon Paint Holdings Co. Ltd. (b)	3,200	46,295
Nippon Prologis REIT, Inc. REIT (b)	10	31,007
Nippon Sanso Holdings Corp.	500	9,864
Nippon Shinyaku Co. Ltd.	200	14,321
Nippon Steel Corp.	4,110	77,140
Nippon Telegraph & Telephone Corp.	5,800	155,290
Nippon Yusen KK	800	32,989
Nissan Chemical Corp.	600	31,071
Nissan Motor Co. Ltd.*	11,000	54,161
Nisshin Seifun Group, Inc.	850	12,763
Nissin Foods Holdings Co. Ltd.	215	15,572
Nitori Holdings Co. Ltd.	301	52,137
Nitto Denko Corp.	700	54,279
Nomura Holdings, Inc.	13,500	74,103
Nomura Real Estate Holdings, Inc.	600	15,382
Nomura Real Estate Master Fund, Inc. REIT	15	23,756
Nomura Research Institute Ltd.	1,456	46,410
NSK Ltd.	2,000	18,979
NTT Data Corp.	3,200	52,023
Obayashi Corp.	2,900	24,420
Obic Co. Ltd.	300	56,224
Odakyu Electric Railway Co. Ltd.	1,500	38,730
Oji Holdings Corp.	4,622	27,397
Olympus Corp.	5,300	113,803
Omron Corp.	900	70,856
Ono Pharmaceutical Co. Ltd.	1,600	36,197
Oracle Corp. (b)	200	18,212
Oriental Land Co. Ltd.	925	137,791
ORIX Corp.	5,700	100,553
Orix JREIT, Inc. REIT	12	22,303
Osaka Gas Co. Ltd.	1,308	24,633
Otsuka Corp.	308	16,484
Otsuka Holdings Co. Ltd. (b)	1,583	65,292
Pan Pacific International Holdings Corp.	1,600	31,506
Panasonic Corp.	10,400	118,447
PeptiDream, Inc.*	500	23,427
Persol Holdings Co. Ltd.	500	9,476
Pigeon Corp.	600	16,906
Pola Orbis Holdings, Inc. (b)	400	10,405
Rakuten Group, Inc.	4,100	46,995
Recruit Holdings Co. Ltd.	6,100	309,485
Renesas Electronics Corp.*	3,300	33,576
Resona Holdings, Inc.	10,200	43,524
Ricoh Co. Ltd.	3,300	39,121
Rinnai Corp.	200	19,472
Rohm Co. Ltd.	400	37,885
Ryohin Keikaku Co. Ltd.	750	14,241
Santen Pharmaceutical Co. Ltd.	1,600	21,379

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Japan (Continued)
SBI Holdings, Inc.	1,017	$25,664
SCSK Corp.	100	5,800
Secom Co. Ltd.	900	70,445
Seiko Epson Corp.	1,000	17,673
Sekisui Chemical Co. Ltd.	2,300	39,177
Sekisui House Ltd.	2,500	52,014
Seven & i Holdings Co. Ltd.	3,487	150,831
SG Holdings Co. Ltd.	1,400	31,276
Sharp Corp.	900	16,423
Shimadzu Corp.	900	31,523
Shimano, Inc.	353	79,956
Shimizu Corp.	1,400	11,470
Shin-Etsu Chemical Co. Ltd.	1,555	267,783
Shionogi & Co. Ltd.	1,009	51,210
Shiseido Co. Ltd.	1,806	130,786
Shizuoka Bank Ltd.	2,200	17,421
SMC Corp.	252	150,800
SoftBank Corp.	12,700	163,143
SoftBank Group Corp.	5,600	422,263
Sohgo Security Services Co. Ltd.	400	18,303
Sompo Holdings, Inc.	1,300	52,290
Sony Group Corp.	5,600	551,612
Square Enix Holdings Co. Ltd.	400	21,372
Stanley Electric Co. Ltd.	500	14,887
Subaru Corp.	2,400	46,700
SUMCO Corp.	1,000	23,208
Sumitomo Chemical Co. Ltd.	7,300	40,004
Sumitomo Corp.	3,600	50,240
Sumitomo Dainippon Pharma Co. Ltd.	1,000	19,052
Sumitomo Electric Industries Ltd.	3,300	50,529
Sumitomo Metal Mining Co. Ltd.	900	40,343
Sumitomo Mitsui Financial Group, Inc.	5,600	202,079
Sumitomo Mitsui Trust Holdings, Inc.	1,610	55,451
Sumitomo Realty & Development Co. Ltd.	1,239	41,179
Suntory Beverage & Food Ltd.	700	25,797
Suzuki Motor Corp.	1,700	73,642
Sysmex Corp.	700	71,349
T&D Holdings, Inc.	3,100	42,186
Taisei Corp.	900	31,400
Taisho Pharmaceutical Holdings Co. Ltd.	100	5,681
Takeda Pharmaceutical Co. Ltd.	7,087	240,721
TDK Corp.	600	76,391
Terumo Corp.	3,100	119,396
THK Co. Ltd.	700	22,760
TIS, Inc.	800	20,568
Tobu Railway Co. Ltd.	692	17,614
Toho Co. Ltd.	500	20,710
Toho Gas Co. Ltd.	200	10,960
Tohoku Electric Power Co., Inc.	1,700	13,819
Tokio Marine Holdings, Inc.	2,634	124,591
Tokyo Century Corp.	200	11,764
Tokyo Electric Power Co. Holdings, Inc.*	7,000	21,673
Tokyo Electron Ltd.	698	310,208
Tokyo Gas Co. Ltd.	1,700	33,638
Tokyu Corp.	2,400	32,134
Toppan Printing Co. Ltd.	1,500	26,276

	Number of Shares	Value
Japan (Continued)
Toray Industries, Inc.	6,200	$40,239
Toshiba Corp.	1,551	65,091
Tosoh Corp.	900	15,725
TOTO Ltd.	640	34,487
Toyo Suisan Kaisha Ltd.	400	16,038
Toyota Industries Corp.	600	51,183
Toyota Motor Corp.	9,284	772,889
Toyota Tsusho Corp.	1,000	44,799
Trend Micro, Inc.	600	30,414
Tsuruha Holdings, Inc.	200	24,294
Unicharm Corp.	1,705	67,319
United Urban Investment Corp. REIT (b)	12	17,207
USS Co. Ltd.	1,100	19,229
Welcia Holdings Co. Ltd.	400	12,220
West Japan Railway Co.	800	45,520
Yakult Honsha Co. Ltd.	500	26,989
Yamada Holdings Co. Ltd.	3,076	14,946
Yamaha Corp.	700	42,004
Yamaha Motor Co. Ltd.	1,300	37,935
Yamato Holdings Co. Ltd.	1,400	38,488
Yaskawa Electric Corp.	1,000	48,498
Yokogawa Electric Corp.	961	15,211
Z Holdings Corp.	12,200	57,340
ZOZO, Inc.	433	14,652

(Cost $13,364,285)		17,389,163

Jordan — 0.0%
Hikma Pharmaceuticals PLC (Cost $24,918)	766	26,597

Kuwait — 0.2%
Agility Public Warehousing Co. KSC	5,817	17,772
Kuwait Finance House KSCP	23,133	57,294
Mobile Telecommunications Co. KSC	11,344	22,439
National Bank of Kuwait SAKP	31,059	85,702

(Cost $163,065)		183,207

Luxembourg — 0.2%
ArcelorMittal SA*	2,962	97,416
Aroundtown SA	4,486	37,665
Eurofins Scientific SE*	612	66,060
Reinet Investments SCA	653	13,566
Tenaris SA	2,252	25,693

(Cost $195,811)		240,400

Macau — 0.0%
Sands China Ltd.*	9,408	41,880
Wynn Macau Ltd.*	8,106	13,681

(Cost $61,500)		55,561

Malaysia — 0.4%
AMMB Holdings Bhd	6,287	4,344
Axiata Group Bhd	13,276	11,910
CIMB Group Holdings Bhd	20,960	21,750
Dialog Group Bhd	16,100	11,281
DiGi.Com Bhd	21,544	22,252
Fraser & Neave Holdings Bhd	800	5,159
Genting Bhd	10,100	11,950

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Malaysia (Continued)
Genting Malaysia Bhd	21,700	$14,679
HAP Seng Consolidated Bhd	2,069	4,073
Hartalega Holdings Bhd	9,900	21,603
Hong Leong Bank Bhd	5,082	22,671
Hong Leong Financial Group Bhd	1,753	7,455
IHH Healthcare Bhd	7,891	10,140
IOI Corp. Bhd	12,200	12,098
Kossan Rubber Industries	4,200	4,124
Kuala Lumpur Kepong Bhd	1,320	7,105
Malayan Banking Bhd	17,284	34,279
Malaysia Airports Holdings Bhd*	9,100	12,333
Maxis Bhd	13,500	15,220
MISC Bhd	6,700	11,160
Nestle Malaysia Bhd	300	9,928
Petronas Chemicals Group Bhd	9,057	17,677
Petronas Dagangan Bhd	1,500	6,874
Petronas Gas Bhd	1,941	7,624
PPB Group Bhd	1,840	8,262
Press Metal Aluminium Holdings Bhd	11,000	13,868
Public Bank Bhd	64,000	65,327
QL Resources Bhd	7,800	11,347
RHB Bank Bhd	6,800	8,738
Sime Darby Plantation Bhd	13,111	14,464
Supermax Corp. Bhd	6,644	6,653
Telekom Malaysia Bhd	4,400	6,561
Tenaga Nasional Bhd	7,700	18,576
Top Glove Corp. Bhd	19,800	24,867
Westports Holdings Bhd	5,300	5,538

(Cost $489,992)		491,890

Mexico — 0.6%
America Movil SAB de CV, Series L	161,916	126,614
Arca Continental SAB de CV	1,881	10,672
Becle SAB de CV	4,238	10,676
Cemex SAB de CV, Series CPO*	69,904	58,978
Coca-Cola Femsa SAB de CV	2,404	11,966
Fibra Uno Administracion SA de CV REIT	8,905	10,561
Fomento Economico Mexicano SAB de CV	9,418	79,125
Gruma SAB de CV, Class B	1,021	11,122
Grupo Aeroportuario del Pacifico SAB de CV, Class B*	1,832	19,776
Grupo Aeroportuario del Sureste SAB de CV, Class B*	986	17,978
Grupo Bimbo SAB de CV, Series A	7,506	16,520
Grupo Carso SAB de CV, Series A1*	3,119	9,437
Grupo Financiero Banorte SAB de CV, Class O	12,283	84,755
Grupo Financiero Inbursa SAB de CV, Class O*	12,184	12,371
Grupo Mexico SAB de CV, Series B	13,110	63,918
Grupo Televisa SAB, Series CPO	11,427	30,340
Industrias Penoles SAB de CV*	465	7,062
Kimberly-Clark de Mexico SAB de CV, Class A	6,449	11,675
Megacable Holdings SAB de CV, Series CPO	2,035	7,753

	Number of Shares	Value
Mexico (Continued)
Orbia Advance Corp. SAB de CV	5,288	$14,972
Wal-Mart de Mexico SAB de CV	25,681	84,297

(Cost $692,742)		700,568

Netherlands — 3.3%
ABN AMRO Bank NV, 144A*	1,399	18,682
Adyen NV, 144A*	89	205,739
Aegon NV	6,899	32,531
Akzo Nobel NV	832	107,133
Argenx SE*	219	60,443
ASM International NV	210	66,049
ASML Holding NV	1,842	1,232,564
EXOR NV	430	36,913
Heineken Holding NV	517	52,158
Heineken NV	1,107	132,148
ING Groep NV	17,220	238,792
JDE Peet’s NV*	447	17,634
Just Eat Takeaway.com NV, 144A*	548	49,750
Koninklijke Ahold Delhaize NV	4,802	138,729
Koninklijke DSM NV	779	143,557
Koninklijke KPN NV	15,179	50,451
Koninklijke Philips NV	3,854	216,910
Koninklijke Vopak NV	364	17,217
NN Group NV	1,342	68,153
Prosus NV*	2,199	228,327
QIAGEN NV*	989	48,727
Randstad NV	459	35,776
Royal Dutch Shell PLC, Class A	18,147	346,915
Royal Dutch Shell PLC, Class B	16,129	294,130
Stellantis NV	9,293	184,755
Wolters Kluwer NV	1,200	115,105

(Cost $2,960,092)		4,139,288

New Zealand — 0.2%*
a2 Milk Co. Ltd.*	3,267	13,934
Auckland International Airport Ltd.*	4,654	24,694
Fisher & Paykel Healthcare Corp. Ltd.	2,674	57,980
Mercury NZ Ltd.	2,132	10,172
Meridian Energy Ltd.	6,281	23,910
Ryman Healthcare Ltd.	1,186	11,317
Spark New Zealand Ltd.	9,309	30,693
Xero Ltd.*	559	57,386

(Cost $180,325)		230,086

Norway — 0.4%
Adevinta ASA*	1,289	24,996
DNB ASA	3,953	87,706
Equinor ASA	4,308	93,075
Gjensidige Forsikring ASA	1,011	22,699
Mowi ASA	2,114	55,242
Norsk Hydro ASA	6,706	44,144
Orkla ASA	3,554	37,089
Schibsted ASA, Class B	532	22,289
Telenor ASA (b)	3,137	54,474
Yara International ASA	518	27,739

(Cost $393,438)		469,453

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR*	972	$11,197
Credicorp Ltd.*	283	38,904
Southern Copper Corp.	377	26,292

(Cost $79,794)		76,393

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	3,600	3,046
Ayala Corp.	1,380	22,973
Ayala Land, Inc.	36,500	26,326
Bank of the Philippine Islands	11,320	19,937
BDO Unibank, Inc.	9,610	20,894
Globe Telecom, Inc.	140	5,301
GT Capital Holdings, Inc.	1	12
International Container Terminal Services, Inc.	5,260	15,782
JG Summit Holdings, Inc.	22,160	26,483
Jollibee Foods Corp.	1,670	6,754
Manila Electric Co.	890	5,292
Metropolitan Bank & Trust Co.	491	494
PLDT, Inc.	220	6,066
SM Investments Corp.	1,075	21,863
SM Prime Holdings, Inc.	48,200	36,381
Universal Robina Corp.	4,580	13,348

(Cost $215,077)		230,952

Poland — 0.2%
Allegro.eu SA, 144A*	1,194	18,791
Bank Polska Kasa Opieki SA*	722	18,911
CD Projekt SA	316	14,554
Cyfrowy Polsat SA	955	7,950
Dino Polska SA, 144A*	298	23,149
InPost SA*	805	16,130
KGHM Polska Miedz SA*	623	34,349
LPP SA*	3	9,171
Orange Polska SA*	3,217	5,839
PGE Polska Grupa Energetyczna SA*	4,275	11,652
Polski Koncern Naftowy ORLEN SA	1,433	31,994
Polskie Gornictwo Naftowe i Gazownictwo SA	5,735	10,312
Powszechna Kasa Oszczednosci Bank Polski SA*	4,339	48,166
Powszechny Zaklad Ubezpieczen SA*	2,965	29,992
Santander Bank Polska SA*	135	9,838

(Cost $232,627)		290,798

Portugal — 0.1%
EDP—Energias de Portugal SA	12,484	71,827
Galp Energia SGPS SA	2,459	30,611
Jeronimo Martins SGPS SA	1,005	19,455

(Cost $102,446)		121,893

Qatar — 0.2%
Barwa Real Estate Co.	8,950	7,798
Commercial Bank PSQC	8,970	13,178
Industries Qatar QSC	6,257	22,182
Masraf Al Rayan QSC	16,472	20,128
Mesaieed Petrochemical Holding Co.	20,910	10,818

	Number of Shares	Value
Qatar (Continued)
Ooredoo QPSC	1,983	$3,759
Qatar Electricity & Water Co. QSC	1,690	7,439
Qatar Fuel QSC	1,750	8,602
Qatar International Islamic Bank QSC	4,987	13,055
Qatar Islamic Bank SAQ	4,957	23,549
Qatar National Bank QPSC	20,389	99,099

(Cost $191,245)		229,607

Romania — 0.0%
NEPI Rockcastle PLC (Cost $25,651)	2,030	14,202

Russia — 0.9%
Alrosa PJSC	12,858	20,539
Gazprom PJSC	53,345	189,184
Inter RAO UES PJSC*	168,381	11,582
LUKOIL PJSC	1,844	150,553
Magnit PJSC, GDR	1,786	27,272
Mail.Ru Group Ltd., GDR*	382	8,695
MMC Norilsk Nickel PJSC	296	106,196
Mobile TeleSystems PJSC, ADR	2,425	22,116
Moscow Exchange MICEX-RTS PJSC	6,827	15,621
Novatek PJSC, GDR	407	81,176
Novolipetsk Steel PJSC	5,815	20,695
PhosAgro PJSC, GDR	530	10,844
Polyus PJSC	190	40,988
Rosneft Oil Co. PJSC	5,137	37,076
Sberbank of Russia PJSC	45,009	189,934
Severstal PAO	1,047	23,980
Surgutneftegas PJSC	24,928	12,301
Tatneft PJSC	5,353	36,306
VTB Bank PJSC	14,274,742	9,455
X5 Retail Group NV, GDR	537	16,240
Yandex NV, Class A*	1,324	88,963

(Cost $878,251)		1,119,716

Saudi Arabia — 0.8%
Advanced Petrochemical Co.	842	18,388
Al Rajhi Bank	5,713	157,209
Alinma Bank	4,886	26,135
Almarai Co. JSC	788	11,598
Arab National Bank	2,656	15,722
Bank AlBilad*	1,067	10,755
Bank Al-Jazira*	1,168	5,749
Banque Saudi Fransi	2,705	26,182
Bupa Arabia for Cooperative Insurance Co.*	297	9,345
Dar Al Arkan Real Estate Development Co.*	4,027	11,124
Etihad Etisalat Co.	2,362	20,815
Jarir Marketing Co.	225	12,599
Mouwasat Medical Services Co.	305	15,013
National Industrialization Co.*	3,705	18,553
Rabigh Refining & Petrochemical Co.*	1,926	11,535
Riyad Bank	6,043	42,378
SABIC Agri-Nutrients Co.	547	14,994
Sahara International Petrochemical Co.	2,629	20,224
Saudi Arabian Mining Co.*	2,043	32,141

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Saudi Arabia (Continued)
Saudi Arabian Oil Co., 144A	9,228	$86,859
Saudi Basic Industries Corp.	4,232	140,153
Saudi British Bank*	2,536	20,658
Saudi Cement Co.	623	10,914
Saudi Electricity Co.	2,687	17,697
Saudi Kayan Petrochemical Co.*	4,804	22,776
Saudi National Bank	9,900	140,173
Saudi Telecom Co.	2,820	93,692
Savola Group	735	7,996
Yanbu National Petrochemical Co.	1,170	21,651

(Cost $882,260)		1,043,028

Singapore — 0.7%
Ascendas Real Estate Investment Trust REIT	14,846	32,921
BOC Aviation Ltd., 144A	736	6,543
CapitaLand Integrated Commercial Trust REIT	22,814	36,087
CapitaLand Ltd.	11,257	31,182
City Developments Ltd.	1,600	9,288
DBS Group Holdings Ltd.	8,206	186,503
Genting Singapore Ltd.	35,200	22,511
Keppel Corp. Ltd.	6,800	27,431
Mapletree Commercial Trust REIT	6,000	9,536
Mapletree Logistics Trust REIT	8,652	13,031
Oversea-Chinese Banking Corp. Ltd.	13,293	124,348
Sea Ltd., ADR*	92	23,298
Singapore Airlines Ltd.*	7,050	26,571
Singapore Exchange Ltd.	3,393	26,527
Singapore Technologies Engineering Ltd.	7,730	22,641
Singapore Telecommunications Ltd.	39,100	71,317
United Overseas Bank Ltd.	5,322	105,006
UOL Group Ltd.	1,500	8,389
Venture Corp. Ltd.	1,500	21,592
Wilmar International Ltd.	8,037	29,014

(Cost $773,404)		833,736

South Africa — 1.1%
Absa Group Ltd.*	3,150	32,806
African Rainbow Minerals Ltd.	493	9,538
Anglo American Platinum Ltd.	293	38,765
AngloGold Ashanti Ltd.	1,663	41,170
Aspen Pharmacare Holdings Ltd.*	1,706	19,981
Bid Corp. Ltd.*	1,478	31,227
Bidvest Group Ltd.	1,609	22,736
Capitec Bank Holdings Ltd.	236	28,616
Clicks Group Ltd.	1,133	21,224
Discovery Ltd.*	2,193	22,429
Exxaro Resources Ltd.	935	10,465
FirstRand Ltd.	20,381	83,118
Gold Fields Ltd.	3,870	48,868
Growthpoint Properties Ltd. REIT	14,026	14,744
Harmony Gold Mining Co. Ltd.	1,766	9,508
Impala Platinum Holdings Ltd.	3,801	69,266
Kumba Iron Ore Ltd.	327	15,224
Mr Price Group Ltd.	881	14,952

	Number of Shares	Value
South Africa (Continued)
MTN Group*	7,993	$57,821
MultiChoice Group	2,151	21,568
Naspers Ltd., Class N	1,930	428,217
Nedbank Group Ltd.*	1,959	23,229
Northam Platinum Ltd.*	1,697	28,774
Old Mutual Ltd.	16,396	17,056
Remgro Ltd.	2,537	22,079
Sanlam Ltd.	9,008	38,991
Sasol Ltd.*	1,852	30,168
Shoprite Holdings Ltd.	2,518	28,321
Sibanye Stillwater Ltd.	10,792	51,117
SPAR Group Ltd.	754	10,483
Standard Bank Group Ltd.	5,996	59,183
Tiger Brands Ltd.	857	13,797
Vodacom Group Ltd.	2,792	26,575
Woolworths Holdings Ltd.*	4,672	18,948

(Cost $1,114,220)		1,410,964

South Korea — 3.7%
Alteogen, Inc.*	130	8,541
Amorepacific Corp.	143	36,939
AMOREPACIFIC Group	63	4,406
BGF retail Co. Ltd.	34	5,554
Celltrion Healthcare Co. Ltd.*	307	33,434
Celltrion Pharm, Inc.*	53	6,645
Celltrion, Inc.*	421	104,014
Cheil Worldwide, Inc.	320	7,460
CJ CheilJedang Corp.	34	14,949
Coway Co. Ltd.	253	18,946
DB Insurance Co. Ltd.	302	13,781
Doosan Bobcat, Inc.*	409	18,885
Doosan Heavy Industries & Construction Co. Ltd.*	894	16,012
Douzone Bizon Co. Ltd.	101	7,518
E-MART, Inc.	89	12,737
Fila Holdings Corp.	235	11,527
GS Engineering & Construction Corp.	342	13,775
GS Holdings Corp.	25	1,037
Hana Financial Group, Inc.	1,349	56,519
Hankook Tire & Technology Co. Ltd.	342	15,052
Hanmi Pharm. Co. Ltd.	34	10,879
Hanon Systems	837	12,769
Hanwha Solutions Corp.*	499	20,211
HLB, Inc.*	328	10,155
HMM Co. Ltd.*	1,154	49,752
Hotel Shilla Co. Ltd.	152	13,886
Hyundai Engineering & Construction Co. Ltd.	246	12,709
Hyundai Glovis Co. Ltd.	90	15,310
Hyundai Heavy Industries Holdings Co. Ltd.	340	21,574
Hyundai Mobis Co. Ltd.	308	77,620
Hyundai Motor Co.	689	145,732
Hyundai Steel Co.	525	25,233
Kakao Corp.	1,388	153,660
Kangwon Land, Inc.*	553	14,310
KB Financial Group, Inc.	1,882	99,601

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
South Korea (Continued)
Kia Corp.	1,249	$96,228
KMW Co. Ltd.*	46	2,256
Korea Aerospace Industries Ltd.	311	9,559
Korea Electric Power Corp.	1,065	24,731
Korea Investment Holdings Co. Ltd.	206	19,283
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	181	23,215
Korea Zinc Co. Ltd.	23	9,347
Korean Air Lines Co. Ltd.*	650	18,692
KT&G Corp.	531	40,289
Kumho Petrochemical Co. Ltd.	50	10,418
LG Chem Ltd.	218	160,697
LG Corp.	399	36,271
LG Display Co. Ltd.*	1,120	24,193
LG Electronics, Inc.	459	62,795
LG Household & Health Care Ltd.	48	67,353
LG Innotek Co. Ltd.	88	16,197
LG Uplus Corp.	922	12,531
Lotte Chemical Corp.	98	24,609
Mirae Asset Securities Co. Ltd.	1,783	15,887
NAVER Corp.	549	179,121
NCSoft Corp.	74	57,812
Netmarble Corp., 144A	128	16,071
NH Investment & Securities Co. Ltd.	483	5,717
Orion Corp.	110	11,831
Pearl Abyss Corp.*	90	4,909
POSCO	313	100,009
POSCO Chemical Co. Ltd.	164	21,403
S-1 Corp.	77	5,614
Samsung Biologics Co. Ltd., 144A*	83	63,125
Samsung C&T Corp.	437	54,475
Samsung Electro-Mechanics Co. Ltd.	222	34,068
Samsung Electronics Co. Ltd.	21,216	1,537,184
Samsung Engineering Co. Ltd.*	550	9,356
Samsung Fire & Marine Insurance Co. Ltd.	131	24,937
Samsung Heavy Industries Co. Ltd.*	2,084	11,348
Samsung Life Insurance Co. Ltd.	218	16,442
Samsung SDI Co. Ltd.	260	143,918
Samsung SDS Co. Ltd.	146	23,850
Samsung Securities Co. Ltd.	383	16,357
Seegene, Inc.	160	9,749
Shin Poong Pharmaceutical Co. Ltd.	149	8,677
Shinhan Financial Group Co. Ltd.	1,602	61,208
Shinsegae, Inc.	19	5,498
SK Biopharmaceuticals Co. Ltd.*	81	8,275
SK Chemicals Co. Ltd.	36	8,214
SK Holdings Co. Ltd.	141	33,630
SK Hynix, Inc.	2,469	282,222
SK Innovation Co. Ltd.*	252	60,105
SK Telecom Co. Ltd.	144	41,085
SKC Co. Ltd.	85	9,754
S-Oil Corp.*	231	19,461
Woori Financial Group, Inc.	2,236	22,439
Yuhan Corp.	204	12,063

(Cost $2,359,007)		4,685,610

	Number of Shares	Value
Spain — 1.6%
ACS Actividades de Construccion y Servicios SA	1,110	$34,613
Aena SME SA, 144A*	316	55,451
Amadeus IT Group SA*	2,022	152,659
Banco Bilbao Vizcaya Argentaria SA*	29,078	182,626
Banco Santander SA*	74,148	310,461
Banco Santander SA*	3,111	12,804
CaixaBank SA	17,119	58,741
Cellnex Telecom SA, 144A*	2,316	139,001
EDP Renovaveis SA	1,331	31,397
Enagas SA	1,001	23,533
Endesa SA	1,532	41,777
Ferrovial SA*	17	499
Ferrovial SA	2,136	62,766
Grifols SA (b)	1,238	34,562
Iberdrola SA	24,965	335,661
Industria de Diseno Textil SA	4,907	190,157
Naturgy Energy Group SA	1,209	31,683
Red Electrica Corp. SA	1,996	40,078
Repsol SA	6,209	82,942
Siemens Gamesa Renewable Energy SA	1,158	38,049
Telefonica SA	21,262	104,521

(Cost $1,960,020)		1,963,981

Sweden — 2.2%
Alfa Laval AB (b)	1,392	52,542
Assa Abloy AB, Class B	4,442	136,588
Atlas Copco AB, Class A	2,955	179,232
Atlas Copco AB, Class B	1,734	89,486
Boliden AB	1,411	56,596
Electrolux AB, Series B	1,231	34,912
Embracer Group AB*	1,248	37,231
Epiroc AB, Class A	2,670	60,456
Epiroc AB, Class B	2,275	45,378
Epiroc AB, Class B*	2,213	801
EQT AB	900	32,582
Essity AB, Class B	2,565	88,619
Evolution AB, 144A	700	134,044
Fastighets AB Balder, Class B*	443	28,174
H & M Hennes & Mauritz AB, Class B*	3,123	79,811
Hexagon AB, Class B	8,813	126,353
Husqvarna AB, Class B	2,022	29,648
ICA Gruppen AB (b)	364	17,621
Industrivarden AB, Class A	901	36,650
Industrivarden AB, Class C	505	19,841
Investment AB Latour, Class B	711	24,333
Investor AB, Class B	7,316	169,096
Kinnevik AB, Class B*	1,114	42,560
L E Lundbergforetagen AB, Class B	212	13,334
Lundin Energy AB	913	31,400
Nibe Industrier AB, Class B	6,008	65,388
Sandvik AB	5,046	133,064
Securitas AB, Class B (b)	1,506	24,117
Sinch AB, 144A*	209	38,638
Skandinaviska Enskilda Banken AB, Class A	7,683	98,289
Skanska AB, Class B	1,656	46,586

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Sweden (Continued)
SKF AB, Class B	1,786	$48,239
Svenska Cellulosa AB SCA, Class B	2,601	43,205
Svenska Handelsbanken AB, Class A	5,724	64,203
Swedbank AB, Class A	3,917	70,443
Swedish Match AB	7,202	66,810
Tele2 AB, Class B (b)	2,449	32,970
Telefonaktiebolaget LM Ericsson, Class B	13,078	173,476
Telia Co. AB	10,757	46,988
Volvo AB, Class B	6,828	178,820

(Cost $1,864,633)		2,698,524

Switzerland — 6.0%
ABB Ltd.	7,453	254,307
Adecco Group AG	640	44,103
Alcon, Inc.	2,249	156,530
Baloise Holding AG	227	37,452
Banque Cantonale Vaudoise	150	13,934
Barry Callebaut AG	11	25,185
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	9	85,860
Cie Financiere Richemont SA, Class A	2,324	283,503
Clariant AG	1,081	23,397
Coca-Cola HBC AG*	762	27,811
Credit Suisse Group AG	10,658	116,202
EMS-Chemie Holding AG	40	37,515
Geberit AG	166	120,153
Givaudan SA	38	169,655
Glencore PLC*	45,399	207,330
Holcim Ltd.*	2,207	131,263
Julius Baer Group Ltd.	970	66,476
Kuehne + Nagel International AG	208	70,255
Logitech International SA	790	97,910
Lonza Group AG	333	214,504
Nestle SA	12,753	1,570,626
Novartis AG	9,841	864,050
Partners Group Holding AG	96	146,000
Roche Holding AG	3,130	1,088,892
Roche Holding AG	135	50,615
Schindler Holding AG	90	26,033
Schindler Holding AG Participation Certificates	181	53,504
SGS SA	23	71,724
Sika AG	637	205,022
Sonova Holding AG*	254	90,370
STMicroelectronics NV	2,767	103,742
Straumann Holding AG	49	76,729
Swatch Group AG — Bearer	148	53,645
Swatch Group AG — Registered	250	17,342
Swiss Life Holding AG	139	72,125
Swiss Prime Site AG	289	29,516
Swiss Re AG	1,340	128,805
Swisscom AG	102	57,420
Temenos AG	312	48,057
UBS Group AG	16,297	264,440
Vifor Pharma AG	206	30,080

	Number of Shares	Value
Switzerland (Continued)
Zurich Insurance Group AG	679	$283,732

(Cost $5,616,274)		7,515,814

Taiwan — 4.2%
Accton Technology Corp.	1,915	21,332
Acer, Inc.	16,145	18,657
Advantech Co. Ltd.	1,562	18,644
ASE Technology Holding Co. Ltd.	15,107	61,019
Asia Cement Corp.	9,867	18,551
Asustek Computer, Inc.	2,884	41,267
AU Optronics Corp.*	37,038	34,683
Catcher Technology Co. Ltd.	2,747	18,310
Cathay Financial Holding Co. Ltd.	36,167	73,238
Chailease Holding Co. Ltd.	5,387	40,688
Chang Hwa Commercial Bank Ltd.	22,135	13,511
Cheng Shin Rubber Industry Co. Ltd.	9,594	16,213
China Development Financial Holding Corp.	76,803	34,639
China Life Insurance Co. Ltd.	8,572	7,685
China Steel Corp.	55,111	73,768
Chunghwa Telecom Co. Ltd.	15,787	64,909
Compal Electronics, Inc.	22,036	18,719
CTBC Financial Holding Co. Ltd.	86,803	72,480
Delta Electronics, Inc.	9,424	101,051
E.Sun Financial Holding Co. Ltd.	45,400	42,020
Eclat Textile Co. Ltd.	1,161	27,127
Evergreen Marine Corp. Taiwan Ltd.*	9,481	33,864
Far Eastern New Century Corp.	15,056	17,262
Far EasTone Telecommunications Co. Ltd.	8,193	19,114
Feng TAY Enterprise Co. Ltd.	2,395	20,909
First Financial Holding Co. Ltd.	50,569	40,301
Formosa Chemicals & Fibre Corp.	16,444	50,991
Formosa Petrochemical Corp.	6,187	22,413
Formosa Plastics Corp.	15,627	58,591
Foxconn Technology Co. Ltd.	4,226	9,997
Fubon Financial Holding Co. Ltd.	28,743	75,281
Giant Manufacturing Co. Ltd.	1,660	19,904
Globalwafers Co. Ltd.	1,095	33,280
Hiwin Technologies Corp.	977	13,024
Hon Hai Precision Industry Co. Ltd.	56,878	233,858
Hotai Motor Co. Ltd.	1,345	27,772
Hua Nan Financial Holdings Co. Ltd.	44,998	29,749
Innolux Corp.*	42,730	37,692
Inventec Corp.	13,870	12,988
Largan Precision Co. Ltd.	385	42,259
Lite-On Technology Corp.	9,228	22,130
MediaTek, Inc.	6,805	245,281
Mega Financial Holding Co. Ltd.	47,411	56,849
Micro-Star International Co. Ltd.	1,704	10,216
Nan Ya Plastics Corp.	22,675	69,327
Nan Ya Printed Circuit Board Corp.*	945	11,314
Nanya Technology Corp.	6,135	18,202
Nien Made Enterprise Co. Ltd.	661	9,758
Novatek Microelectronics Corp.	2,418	46,775
Pegatron Corp.	8,977	23,902
Phison Electronics Corp.	756	13,365

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Taiwan (Continued)
Pou Chen Corp.	11,351	$15,481
Powertech Technology, Inc.	1,605	6,221
President Chain Store Corp.	2,267	21,721
Quanta Computer, Inc.	11,072	35,977
Realtek Semiconductor Corp.	1,932	34,924
Ruentex Development Co. Ltd.	3,777	7,183
Shanghai Commercial & Savings Bank Ltd.	12,050	19,818
Shin Kong Financial Holding Co. Ltd.	39,103	14,236
SinoPac Financial Holdings Co. Ltd.	46,659	22,903
Synnex Technology International Corp.	7,783	16,860
Taishin Financial Holding Co. Ltd.	42,285	22,670
Taiwan Business Bank	20,606	7,173
Taiwan Cement Corp.	24,201	45,237
Taiwan Cooperative Financial Holding Co. Ltd.	22,696	17,224
Taiwan High Speed Rail Corp.	9,687	10,334
Taiwan Mobile Co. Ltd.	5,265	19,168
Taiwan Semiconductor Manufacturing Co. Ltd.	108,782	2,352,576
Unimicron Technology Corp.	6,000	24,452
Uni-President Enterprises Corp.	22,807	60,808
United Microelectronics Corp.	52,790	101,354
Vanguard International Semiconductor Corp.	4,502	19,244
Walsin Technology Corp.	2,110	16,051
Wan Hai Lines Ltd.	3,000	15,758
Win Semiconductors Corp.	1,988	23,477
Winbond Electronics Corp.	12,252	15,157
Wistron Corp.	8,893	9,906
Wiwynn Corp.	519	17,504
WPG Holdings Ltd.	10,759	20,228
Yageo Corp.	1,489	27,239
Yang Ming Marine Transport Corp.*	7,000	25,992
Yuanta Financial Holding Co. Ltd.	45,753	42,430
Zhen Ding Technology Holding Ltd.	2,151	7,558

(Cost $2,320,513)		5,241,743

Thailand — 0.5%
Advanced Info Service PCL, NVDR	5,800	31,289
Airports of Thailand PCL, NVDR	21,100	42,558
Bangkok Bank PCL, NVDR	900	3,314
Bangkok Dusit Medical Services PCL, NVDR	49,000	33,885
Bangkok Expressway & Metro PCL, NVDR	52,300	13,730
Berli Jucker PCL, NVDR	5,900	6,564
BTS Group Holdings PCL, NVDR	37,600	11,014
Bumrungrad Hospital PCL, NVDR	1,700	7,184
Central Pattana PCL, NVDR	12,900	20,960
Central Retail Corp. PCL, NVDR	8,100	8,622
Charoen Pokphand Foods PCL, NVDR	18,500	16,140
CP ALL PCL, NVDR	29,800	57,959
Delta Electronics Thailand PCL, NVDR	1,200	22,283
Electricity Generating PCL, NVDR	1,600	8,964
Energy Absolute PCL, NVDR	8,000	15,431
Global Power Synergy PCL, Class F	3,900	9,115

	Number of Shares	Value
Thailand (Continued)
Gulf Energy Development PCL, NVDR	15,510	$16,759
Home Product Center PCL, NVDR	23,900	10,636
Indorama Ventures PCL, NVDR	8,500	12,450
Intouch Holdings PCL, NVDR	11,900	24,478
Kasikornbank PCL, NVDR	1,600	6,096
Krung Thai Bank PCL, NVDR	21,100	7,363
Land & Houses PCL, NVDR	43,100	11,108
Minor International PCL, NVDR*	14,845	15,208
PTT Exploration & Production PCL, NVDR	7,000	26,557
PTT Global Chemical PCL, NVDR	6,800	13,770
PTT Oil & Retail Business PCL, NVDR	13,000	12,486
PTT PCL, NVDR	40,900	51,722
Ratch Group PCL, NVDR	3,600	5,907
Siam Cement PCL	700	9,816
Siam Cement PCL, NVDR	3,300	46,275
Siam Commercial Bank PCL, NVDR	1,200	3,938
Thai Oil PCL, NVDR	8,600	16,245
Thai Union Group PCL, NVDR	16,300	9,289
True Corp. PCL, NVDR	53,100	5,372

(Cost $639,083)		614,487

Turkey — 0.1%
Akbank TAS	20,493	12,557
Aselsan Elektronik Sanayi Ve Ticaret AS	6,667	11,706
BIM Birlesik Magazalar AS	2,007	15,124
Eregli Demir ve Celik Fabrikalari TAS	6,865	15,556
Ford Otomotiv Sanayi AS	235	4,816
KOC Holding AS	4,072	8,915
Turkcell Iletisim Hizmetleri AS	4,713	8,797
Turkiye Garanti Bankasi AS	11,239	10,582
Turkiye Petrol Rafinerileri AS*	789	9,051

(Cost $138,204)		97,104

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	12,383	22,892
Abu Dhabi National Oil Co. for Distribution PJSC	7,516	8,165
Aldar Properties PJSC	19,526	19,404
Dubai Islamic Bank PJSC	6,145	7,981
Emaar Properties PJSC	14,089	15,152
Emirates NBD Bank PJSC	11,658	43,802
Emirates Telecommunications Group Co. PJSC	8,096	47,744
First Abu Dhabi Bank PJSC	19,019	87,304

(Cost $222,528)		252,444

United Kingdom — 7.8%
3i Group PLC	4,204	74,240
Admiral Group PLC	759	31,692
Anglo American PLC	5,683	253,115
Ashtead Group PLC	2,107	154,101
Associated British Foods PLC*	1,622	53,485
AstraZeneca PLC	5,813	664,482
Auto Trader Group PLC, 144A*	4,470	35,665
AVEVA Group PLC	622	30,920
Aviva PLC	17,216	100,575
BAE Systems PLC	13,499	100,992

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
United Kingdom (Continued)
Barclays PLC	79,338	$206,382
Barratt Developments PLC	4,132	44,403
Berkeley Group Holdings PLC	614	40,815
BP PLC	89,905	391,040
British American Tobacco PLC	9,532	367,398
British Land Co. PLC REIT	3,162	22,910
BT Group PLC*	39,394	97,858
Bunzl PLC	1,660	53,889
Burberry Group PLC*	1,678	50,921
CNH Industrial NV	4,084	70,542
Coca-Cola Europacific Partners PLC	924	55,920
Compass Group PLC*	8,062	184,233
Croda International PLC	591	58,674
Diageo PLC	10,235	494,971
Direct Line Insurance Group PLC	5,197	21,951
Evraz PLC	2,886	26,143
Ferguson PLC	1,004	136,705
GlaxoSmithKline PLC	21,853	417,328
Halma PLC	1,989	73,583
Hargreaves Lansdown PLC	1,575	37,077
HSBC Holdings PLC	90,239	583,707
Imperial Brands PLC	4,283	97,358
Informa PLC*	6,693	51,728
InterContinental Hotels Group PLC*	741	51,805
Intertek Group PLC	747	57,605
J Sainsbury PLC	9,304	35,108
JD Sports Fashion PLC*	2,392	32,121
Johnson Matthey PLC	746	32,283
Kingfisher PLC*	9,860	50,471
Land Securities Group PLC REIT	3,032	30,291
Legal & General Group PLC	26,606	107,463
Lloyds Banking Group PLC	315,475	223,605
London Stock Exchange Group PLC	1,422	153,013
M&G PLC	12,952	44,990
Melrose Industries PLC	20,521	50,349
Mondi PLC	2,289	61,999
National Grid PLC	15,796	210,770
Natwest Group PLC	21,599	63,519
Next PLC*	581	67,338
Ocado Group PLC*	2,079	55,794
Pearson PLC	3,860	44,869
Persimmon PLC	1,358	60,966
Phoenix Group Holdings PLC	2,524	26,378
Prudential PLC	11,673	248,923
Reckitt Benckiser Group PLC	3,171	286,881
RELX PLC	8,687	226,963
Rentokil Initial PLC	7,747	52,147
Rio Tinto PLC	5,011	431,704
Rolls-Royce Holdings PLC*	34,151	51,924
RSA Insurance Group LTD.	4,656	45,258
Sage Group PLC	4,223	39,393
Schroders PLC	575	29,057
Segro PLC REIT	5,358	79,432
Severn Trent PLC	766	26,695
Smith & Nephew PLC	3,858	84,436
Smiths Group PLC	2,030	44,688
Spirax-Sarco Engineering PLC	348	62,789

	Number of Shares	Value
United Kingdom (Continued)
SSE PLC	4,511	$98,823
St James’s Place PLC	2,421	48,067
Standard Chartered PLC	11,474	82,777
Standard Life Aberdeen PLC	9,570	37,389
Taylor Wimpey PLC	14,626	35,615
Tesco PLC	34,106	108,175
Unilever PLC	11,639	698,874
United Utilities Group PLC	2,730	38,149
Vodafone Group PLC	119,891	218,532
Whitbread PLC*	821	37,115
Wm Morrison Supermarkets PLC	9,498	23,864
WPP PLC	5,309	73,464

(Cost $9,253,105)		9,756,674

United States — 0.1%
Bausch Health Cos., Inc.*	1,490	47,107
Brookfield Renewable Corp., Class A	539	22,842

(Cost $56,474)		69,949

Uruguay — 0.0%
Globant SA* (Cost $18,850)	175	38,127

TOTAL COMMON STOCKS (Cost $91,680,114)		121,078,481

PREFERRED STOCKS — 1.0%
Brazil — 0.4%
Banco Bradesco SA	20,284	102,510
Bradespar SA	759	10,315
Centrais Eletricas Brasileiras SA, Class B	2,235	18,589
Cia Energetica de Minas Gerais	4,398	11,398
Cia Paranaense de Energia	2,320	2,825
Gerdau SA	4,611	28,970
Itau Unibanco Holding SA	19,830	111,796
Itausa SA	19,723	40,879
Lojas Americanas SA	5,002	18,988
Petroleo Brasileiro SA	20,973	107,553

(Cost $355,026)		453,823

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Class B (Cost $12,113)	506	22,731

Colombia — 0.0%
Bancolombia SA (Cost $22,691)	2,425	18,050

Germany — 0.4%
Bayerische Motoren Werke AG	180	16,299
FUCHS PETROLUB SE	375	18,976
Henkel AG & Co. KGaA	815	93,503
Porsche Automobil Holding SE	763	86,306
Sartorius AG	118	58,440
Volkswagen AG	803	224,277

(Cost $365,301)		497,801

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares		Value
Russia — 0.0%
Surgutneftegas PJSC (Cost $18,906)		34,590	$21,948

South Korea — 0.2%
AMOREPACIFIC Group		10	459
Hyundai Motor Co. — 2nd Preferred		156	15,726
LG Chem Ltd.		22	7,366
LG Household & Health Care Ltd.		17	11,017
Samsung Electronics Co. Ltd.		3,548	233,116

(Cost $96,333)			267,684

TOTAL PREFERRED STOCKS (Cost $870,370)			1,282,037

	Principal Amount
CORPORATE BONDS — 0.0%
India — 0.0%
Britannia Industries Ltd. 8.00%, 8/28/22	INR	9,360	135
5.50%, 6/3/24 (c)	INR	17,168	236

(Cost $368)			371

TOTAL CORPORATE BONDS (Cost $368)			371

	Number of Shares
RIGHTS — 0.0%
Singapore — 0.0%
Singapore Airlines Ltd.* , expires 6/25/21 (c) (Cost $0)		14,734	0

	Number of Shares	Value
Sweden — 0.0%
Kinnevik AB* , Class B, expires 6/18/21 (Cost $22,210)	1,114	$21,233

TOTAL RIGHTS (Cost $22,210)		21,233

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA*, expires 11/22/23 (Cost $0)	4,502	2,955

Thailand — 0.0%
Minor International PCL*, expires 5/5/23	498	78
Minor International PCL*, expires 2/15/24	451	61

(Cost $0)		139

TOTAL WARRANTS (Cost $0)		3,094

SECURITIES LENDING COLLATERAL — 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (e)(f) (Cost $2,372,722)	2,372,722	2,372,722

CASH EQUIVALENTS — 1.2%
DWS Government Money Market Series “Institutional Shares”, 0.03% (e) (Cost $1,498,682)	1,498,682	1,498,682

TOTAL INVESTMENTS — 100.9% (Cost $96,444,466)		$126,256,620
Other assets and liabilities, net — (0.9%)		(1,117,656)

NET ASSETS — 100.0%		$125,138,964

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
COMMON STOCKS — 0.1%
Germany — 0.1%
Deutsche Bank AG*(d)
82,252	10,421		(18,164)	(4,238)	61,852	—	—	8,862	132,123

SECURITIES LENDING COLLATERAL — 1.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (e)(f)
1,267,996	1,104,726	(g)	—	—	—	307	—	2,372,722	2,372,722

CASH EQUIVALENTS —1.2%
DWS Government Money Market Series “Institutional Shares”, 0.03% (e)
1,949,518	32,255,717		(32,706,553)	—	—	783	—	1,498,682	1,498,682

3,299,766	33,370,864		(32,724,717)	(4,238)	61,852	1.090	—	3,880,266	4,003,527

*	Non-income producing security.

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $3,484,766, which is 2.8% of net assets.

(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,351,926.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
CPO:	Ordinary Participation Certificates
GDR:	Global Depositary Receipt
JSC:	Joint Stock Company
KSC:	Kuwait Shareholding Company
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
PSQC:	Public Shareholders Qatari Company
QPSC:	Qatari Public Shareholders Company
QSC:	Qatari Shareholders Company
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
SAE:	Societe Anonyme Egyptienne
SAQ:	Societe Anonyme Qatar
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
MSCI EAFE Futures	USD	16	$1,791,330	$1,869,600	6/18/2021	$78,270
MSCI Emerging Markets Index Futures	USD	14	933,770	952,630	6/18/2021	18,860
MINI S&P/TSX 60 Futures	CAD	2	96,605	97,647	6/17/2021	1,042

Total unrealized appreciation						$98,172

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	AED	625,100	USD	170,181	$—	$(11)
JP Morgan & Chase Co.	6/3/2021	AUD	3,401,500	USD	2,627,805	—	(4,655)
JP Morgan & Chase Co.	6/3/2021	AUD	192,700	USD	149,955	822	—
RBC Capital Markets	6/3/2021	AUD	238,000	USD	183,865	—	(326)
RBC Capital Markets	6/3/2021	AUD	3,394,500	USD	2,622,387	—	(4,656)
Citigroup Global Markets	6/3/2021	CAD	3,325,900	USD	2,703,676	—	(51,822)
JP Morgan & Chase Co.	6/3/2021	CAD	3,465,700	USD	2,817,315	—	(54,007)
RBC Capital Markets	6/3/2021	CAD	151,000	USD	122,748	—	(2,355)
RBC Capital Markets	6/3/2021	CAD	3,009,700	USD	2,446,632	—	(46,895)
RBC Capital Markets	6/3/2021	CAD	272,700	USD	225,040	—	(891)
Citigroup Global Markets	6/3/2021	CHF	2,381,700	USD	2,613,284	—	(36,640)
JP Morgan & Chase Co.	6/3/2021	CHF	2,091,700	USD	2,295,121	—	(32,144)
RBC Capital Markets	6/3/2021	CHF	1,969,200	USD	2,160,722	—	(30,247)
RBC Capital Markets	6/3/2021	CHF	176,500	USD	195,697	—	(681)
Citigroup Global Markets	6/3/2021	CLP	102,090,400	USD	142,921	1,596	—
JP Morgan & Chase Co.	6/3/2021	CLP	13,480,400	USD	18,883	222	—

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	6/3/2021	CNH	292,300	USD	45,338	$—	$(513)
JP Morgan & Chase Co.	6/3/2021	CNH	10,669,100	USD	1,646,352	—	(27,236)
Citigroup Global Markets	6/3/2021	COP	332,003,700	USD	88,603	—	(917)
JP Morgan & Chase Co.	6/3/2021	COP	23,380,500	USD	6,228	—	(76)
Citigroup Global Markets	6/3/2021	CZK	1,161,500	USD	54,049	—	(1,805)
JP Morgan & Chase Co.	6/3/2021	DKK	888,000	USD	143,806	—	(2,214)
JP Morgan & Chase Co.	6/3/2021	DKK	321,000	USD	52,430	—	(354)
JP Morgan & Chase Co.	6/3/2021	DKK	4,234,700	USD	685,770	—	(10,569)
RBC Capital Markets	6/3/2021	DKK	6,595,100	USD	1,068,041	—	(16,434)
Citigroup Global Markets	6/3/2021	EGP	632,000	USD	40,114	—	(185)
Citigroup Global Markets	6/3/2021	EUR	7,613,900	USD	9,170,874	—	(140,335)
JP Morgan & Chase Co.	6/3/2021	EUR	565,800	USD	687,302	—	(4,628)
JP Morgan & Chase Co.	6/3/2021	EUR	6,350,600	USD	7,649,221	—	(117,069)
RBC Capital Markets	6/3/2021	EUR	6,689,000	USD	8,056,887	—	(123,241)
Citigroup Global Markets	6/3/2021	GBP	2,638,200	USD	3,652,878	—	(95,232)
JP Morgan & Chase Co.	6/3/2021	GBP	2,801,300	USD	3,878,702	—	(101,125)
RBC Capital Markets	6/3/2021	GBP	214,200	USD	301,980	—	(2,335)
RBC Capital Markets	6/3/2021	GBP	2,378,400	USD	3,293,156	—	(85,854)
JP Morgan & Chase Co.	6/3/2021	HKD	42,024,600	USD	5,411,176	—	(3,390)
RBC Capital Markets	6/3/2021	HKD	2,243,600	USD	288,828	—	(244)
RBC Capital Markets	6/3/2021	HKD	1,211,000	USD	155,928	—	(101)
RBC Capital Markets	6/3/2021	HKD	38,654,200	USD	4,977,203	—	(3,111)
Citigroup Global Markets	6/3/2021	HUF	5,831,900	USD	19,485	—	(1,062)
JP Morgan & Chase Co.	6/3/2021	HUF	16,042,500	USD	53,599	—	(2,921)
Citigroup Global Markets	6/3/2021	ILS	650,100	USD	200,490	336	—
RBC Capital Markets	6/3/2021	ILS	165,000	USD	50,887	86	—
JP Morgan & Chase Co.	6/3/2021	INR	7,143,800	USD	97,201	—	(1,123)
JP Morgan & Chase Co.	6/3/2021	INR	260,746,900	USD	3,502,074	—	(86,744)
Citigroup Global Markets	6/3/2021	JPY	748,777,700	USD	6,851,674	12,736	—
JP Morgan & Chase Co.	6/3/2021	JPY	677,347,700	USD	6,198,027	11,493	—
RBC Capital Markets	6/3/2021	JPY	644,296,500	USD	5,895,562	10,900	—
RBC Capital Markets	6/3/2021	JPY	53,697,900	USD	491,133	685	—
Citigroup Global Markets	6/3/2021	KRW	1,955,511,700	USD	1,758,032	—	(2,042)
Citigroup Global Markets	6/3/2021	KRW	150,820,800	USD	133,011	—	(2,737)
JP Morgan & Chase Co.	6/3/2021	KRW	1,837,130,200	USD	1,651,947	—	(1,577)
RBC Capital Markets	6/3/2021	KRW	1,850,826,400	USD	1,664,038	—	(1,813)
Citigroup Global Markets	6/3/2021	KWD	45,000	USD	149,259	—	(329)
Citigroup Global Markets	6/3/2021	MXN	8,562,600	USD	423,022	—	(6,592)
JP Morgan & Chase Co.	6/3/2021	MXN	374,800	USD	18,821	16	—
JP Morgan & Chase Co.	6/3/2021	MXN	968,700	USD	47,862	—	(741)
RBC Capital Markets	6/3/2021	MXN	4,148,000	USD	204,926	—	(3,193)
RBC Capital Markets	6/3/2021	MYR	60,600	USD	14,681	—	(10)
RBC Capital Markets	6/3/2021	MYR	2,212,800	USD	539,839	3,406	—
Citigroup Global Markets	6/3/2021	NOK	3,495,200	USD	420,713	392	—
Citigroup Global Markets	6/3/2021	NOK	95,800	USD	11,637	116	—
JP Morgan & Chase Co.	6/3/2021	NZD	13,300	USD	9,542	—	(138)
RBC Capital Markets	6/3/2021	NZD	238,100	USD	170,817	—	(2,483)
JP Morgan & Chase Co.	6/3/2021	PHP	561,200	USD	11,598	—	(167)
RBC Capital Markets	6/3/2021	PHP	12,357,800	USD	255,353	—	(3,723)
Citigroup Global Markets	6/3/2021	QAR	801,500	USD	220,059	—	(24)
Citigroup Global Markets	6/3/2021	RUB	43,133,700	USD	573,331	—	(13,765)
JP Morgan & Chase Co.	6/3/2021	RUB	2,356,300	USD	31,789	—	(283)
JP Morgan & Chase Co.	6/3/2021	RUB	42,872,000	USD	569,641	—	(13,893)
JP Morgan & Chase Co.	6/3/2021	SEK	13,734,900	USD	1,624,699	—	(32,214)
RBC Capital Markets	6/3/2021	SEK	10,155,900	USD	1,201,373	—	(23,787)
RBC Capital Markets	6/3/2021	SEK	654,500	USD	78,550	—	(406)
JP Morgan & Chase Co.	6/3/2021	SGD	728,700	USD	547,676	—	(3,822)
RBC Capital Markets	6/3/2021	SGD	417,300	USD	313,629	—	(2,194)

See Notes to Financial Statements.	41

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/3/2021	SGD	31,400	USD	23,576	$—	$(189)
JP Morgan & Chase Co.	6/3/2021	TRY	911,400	USD	108,319	1,096	—
Citigroup Global Markets	6/3/2021	TWD	42,005,500	USD	1,509,903	—	(11,776)
Citigroup Global Markets	6/3/2021	TWD	4,769,000	USD	171,300	—	(1,460)
JP Morgan & Chase Co.	6/3/2021	TWD	44,841,500	USD	1,611,554	—	(12,861)
JP Morgan & Chase Co.	6/3/2021	TWD	4,177,000	USD	149,713	—	(1,602)
RBC Capital Markets	6/3/2021	TWD	60,844,000	USD	2,185,881	—	(18,236)
Citigroup Global Markets	6/3/2021	USD	170,192	AED	625,100	—	—
JP Morgan & Chase Co.	6/3/2021	USD	2,782,091	AUD	3,594,200	—	(498)
RBC Capital Markets	6/3/2021	USD	2,811,751	AUD	3,632,500	—	(518)
Citigroup Global Markets	6/3/2021	USD	2,753,001	CAD	3,325,900	2,498	—
JP Morgan & Chase Co.	6/3/2021	USD	2,868,727	CAD	3,465,700	2,595	—
RBC Capital Markets	6/3/2021	USD	2,841,986	CAD	3,433,400	2,576	—
Citigroup Global Markets	6/3/2021	USD	2,648,305	CHF	2,381,700	1,619	—
JP Morgan & Chase Co.	6/3/2021	USD	2,325,791	CHF	2,091,700	1,474	—
RBC Capital Markets	6/3/2021	USD	2,385,898	CHF	2,145,700	1,448	—
Citigroup Global Markets	6/3/2021	USD	141,461	CLP	102,090,400	—	(136)
JP Morgan & Chase Co.	6/3/2021	USD	18,652	CLP	13,480,400	9	—
JP Morgan & Chase Co.	6/3/2021	USD	1,720,083	CNH	10,961,400	—	(644)
Citigroup Global Markets	6/3/2021	USD	89,537	COP	332,003,700	—	(17)
JP Morgan & Chase Co.	6/3/2021	USD	6,299	COP	23,380,500	6	—
Citigroup Global Markets	6/3/2021	USD	55,815	CZK	1,161,500	39	—
JP Morgan & Chase Co.	6/3/2021	USD	894,911	DKK	5,443,700	231	—
RBC Capital Markets	6/3/2021	USD	1,084,212	DKK	6,595,100	263	—
Citigroup Global Markets	6/3/2021	USD	40,332	EGP	632,000	—	(33)
Citigroup Global Markets	6/3/2021	USD	9,309,287	EUR	7,613,900	1,922	—
JP Morgan & Chase Co.	6/3/2021	USD	8,456,336	EUR	6,916,400	1,884	—
RBC Capital Markets	6/3/2021	USD	8,178,466	EUR	6,689,000	1,661	—
Citigroup Global Markets	6/3/2021	USD	3,750,201	GBP	2,638,200	—	(2,091)
JP Morgan & Chase Co.	6/3/2021	USD	3,982,048	GBP	2,801,300	—	(2,220)
RBC Capital Markets	6/3/2021	USD	3,685,386	GBP	2,592,600	—	(2,060)
JP Morgan & Chase Co.	6/3/2021	USD	5,414,634	HKD	42,024,600	—	(68)
RBC Capital Markets	6/3/2021	USD	5,425,483	HKD	42,108,800	—	(68)
Citigroup Global Markets	6/3/2021	USD	20,533	HUF	5,831,900	14	—
JP Morgan & Chase Co.	6/3/2021	USD	56,482	HUF	16,042,500	38	—
Citigroup Global Markets	6/3/2021	USD	200,124	ILS	650,100	30	—
RBC Capital Markets	6/3/2021	USD	50,793	ILS	165,000	7	—
JP Morgan & Chase Co.	6/3/2021	USD	3,692,498	INR	267,890,700	—	(5,355)
Citigroup Global Markets	6/3/2021	USD	877,480	JPY	95,893,000	—	(1,644)
Citigroup Global Markets	6/3/2021	USD	5,968,140	JPY	652,884,700	—	(5,038)
JP Morgan & Chase Co.	6/3/2021	USD	6,191,761	JPY	677,347,700	—	(5,227)
RBC Capital Markets	6/3/2021	USD	6,247,483	JPY	683,438,400	—	(5,320)
RBC Capital Markets	6/3/2021	USD	133,310	JPY	14,556,000	—	(363)
Citigroup Global Markets	6/3/2021	USD	1,771,745	KRW	1,967,824,500	—	(589)
Citigroup Global Markets	6/3/2021	USD	123,044	KRW	138,508,000	1,621	—
JP Morgan & Chase Co.	6/3/2021	USD	1,653,583	KRW	1,837,130,200	—	(59)
RBC Capital Markets	6/3/2021	USD	1,666,435	KRW	1,850,826,400	—	(584)
Citigroup Global Markets	6/3/2021	USD	149,601	KWD	45,000	—	(13)
Citigroup Global Markets	6/3/2021	USD	430,049	MXN	8,562,600	—	(435)
JP Morgan & Chase Co.	6/3/2021	USD	67,477	MXN	1,343,500	—	(69)
RBC Capital Markets	6/3/2021	USD	208,335	MXN	4,148,000	—	(216)
RBC Capital Markets	6/3/2021	USD	551,060	MYR	2,273,400	64	—
Citigroup Global Markets	6/3/2021	USD	431,649	NOK	3,591,000	192	—
JP Morgan & Chase Co.	6/3/2021	USD	9,682	NZD	13,300	—	(2)
RBC Capital Markets	6/3/2021	USD	173,337	NZD	238,100	—	(37)
JP Morgan & Chase Co.	6/3/2021	USD	11,775	PHP	561,200	—	(10)
RBC Capital Markets	6/3/2021	USD	259,008	PHP	12,357,800	67	—
Citigroup Global Markets	6/3/2021	USD	220,093	QAR	801,500	—	(9)

See Notes to Financial Statements.	42

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	USD	587,493	RUB	43,133,700	$—	$(397)
JP Morgan & Chase Co.	6/3/2021	USD	616,105	RUB	45,228,300	—	(500)
JP Morgan & Chase Co.	6/3/2021	USD	1,656,364	SEK	13,734,900	550	—
RBC Capital Markets	6/3/2021	USD	1,303,699	SEK	10,810,400	417	—
JP Morgan & Chase Co.	6/3/2021	USD	551,648	SGD	728,700	—	(151)
RBC Capital Markets	6/3/2021	USD	339,680	SGD	448,700	—	(93)
JP Morgan & Chase Co.	6/3/2021	USD	107,518	TRY	911,400	—	(295)
Citigroup Global Markets	6/3/2021	USD	1,699,315	TWD	46,774,500	—	(4,875)
JP Morgan & Chase Co.	6/3/2021	USD	1,780,225	TWD	49,018,500	—	(4,495)
RBC Capital Markets	6/3/2021	USD	2,208,895	TWD	60,844,000	—	(4,777)
JP Morgan & Chase Co.	6/3/2021	USD	864,883	ZAR	11,866,200	—	(1,996)
RBC Capital Markets	6/3/2021	USD	695,084	ZAR	9,537,800	—	(1,513)
JP Morgan & Chase Co.	6/3/2021	ZAR	11,866,200	USD	814,651	—	(48,237)
RBC Capital Markets	6/3/2021	ZAR	570,800	USD	40,265	—	(1,242)
RBC Capital Markets	6/3/2021	ZAR	8,967,000	USD	615,502	—	(36,561)
JP Morgan & Chase Co.	6/4/2021	BRL	4,694,800	USD	862,862	—	(32,819)
RBC Capital Markets	6/4/2021	BRL	252,700	USD	47,828	—	(382)
RBC Capital Markets	6/4/2021	BRL	4,529,100	USD	832,794	—	(31,275)
JP Morgan & Chase Co.	6/4/2021	IDR	3,803,619,900	USD	262,029	—	(4,235)
JP Morgan & Chase Co.	6/4/2021	IDR	150,211,200	USD	10,504	—	(11)
RBC Capital Markets	6/4/2021	IDR	1,679,087,700	USD	115,775	—	(1,766)
Citigroup Global Markets	6/4/2021	PLN	607,200	USD	160,270	—	(5,465)
JP Morgan & Chase Co.	6/4/2021	PLN	54,900	USD	14,491	—	(494)
JP Morgan & Chase Co.	6/4/2021	THB	505,300	USD	16,088	—	(90)
JP Morgan & Chase Co.	6/4/2021	THB	18,443,600	USD	591,387	916	—
JP Morgan & Chase Co.	6/4/2021	USD	893,193	BRL	4,694,800	2,489	—
RBC Capital Markets	6/4/2021	USD	911,071	BRL	4,781,800	1,209	—
JP Morgan & Chase Co.	6/4/2021	USD	277,852	IDR	3,953,831,100	—	(1,072)
RBC Capital Markets	6/4/2021	USD	117,955	IDR	1,679,087,700	—	(414)
Citigroup Global Markets	6/4/2021	USD	165,759	PLN	607,200	—	(23)
JP Morgan & Chase Co.	6/4/2021	USD	14,987	PLN	54,900	—	(2)
JP Morgan & Chase Co.	6/4/2021	USD	607,399	THB	18,948,900	—	(751)
Citigroup Global Markets	7/6/2021	AED	625,100	USD	170,192	3	—
JP Morgan & Chase Co.	7/6/2021	AUD	3,594,200	USD	2,782,457	435	—
RBC Capital Markets	7/6/2021	AUD	3,632,500	USD	2,812,100	432	—
RBC Capital Markets	7/6/2021	AUD	238,000	USD	184,249	29	—
JP Morgan & Chase Co.	7/6/2021	BRL	4,694,800	USD	890,617	—	(2,437)
RBC Capital Markets	7/6/2021	BRL	4,781,800	USD	908,388	—	(1,216)
RBC Capital Markets	7/6/2021	BRL	707,000	USD	134,291	—	(196)
Citigroup Global Markets	7/6/2021	CAD	3,325,900	USD	2,752,909	—	(2,465)
JP Morgan & Chase Co.	7/6/2021	CAD	3,465,700	USD	2,868,551	—	(2,643)
RBC Capital Markets	7/6/2021	CAD	3,433,400	USD	2,841,816	—	(2,618)
RBC Capital Markets	7/6/2021	CAD	452,000	USD	374,114	—	(350)
Citigroup Global Markets	7/6/2021	CHF	2,381,700	USD	2,650,471	—	(1,709)
JP Morgan & Chase Co.	7/6/2021	CHF	2,091,700	USD	2,327,714	—	(1,532)
RBC Capital Markets	7/6/2021	CHF	2,145,700	USD	2,387,863	—	(1,516)
RBC Capital Markets	7/6/2021	CHF	197,000	USD	219,234	—	(139)
Citigroup Global Markets	7/6/2021	CLP	102,090,400	USD	141,408	131	—
JP Morgan & Chase Co.	7/6/2021	CLP	13,480,400	USD	18,645	—	(10)
JP Morgan & Chase Co.	7/6/2021	CNH	10,961,400	USD	1,716,474	579	—
JP Morgan & Chase Co.	7/6/2021	CNH	947,000	USD	148,247	4	—
Citigroup Global Markets	7/6/2021	COP	332,003,700	USD	89,392	54	—
JP Morgan & Chase Co.	7/6/2021	COP	23,380,500	USD	6,286	—	(6)
Citigroup Global Markets	7/6/2021	CZK	1,161,500	USD	55,813	—	(40)
JP Morgan & Chase Co.	7/6/2021	DKK	5,443,700	USD	895,334	—	(264)
RBC Capital Markets	7/6/2021	DKK	6,595,100	USD	1,084,726	—	(302)
Citigroup Global Markets	7/6/2021	EUR	7,613,900	USD	9,315,058	—	(2,137)
JP Morgan & Chase Co.	7/6/2021	EUR	6,916,400	USD	8,461,558	—	(2,100)

See Notes to Financial Statements.	43

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	7/6/2021	EUR	689,000	USD	842,936	$—	$(200)
RBC Capital Markets	7/6/2021	EUR	6,689,000	USD	8,183,517	—	(1,871)
Citigroup Global Markets	7/6/2021	GBP	2,638,200	USD	3,750,307	2,028	—
JP Morgan & Chase Co.	7/6/2021	GBP	2,801,300	USD	3,982,160	2,153	—
RBC Capital Markets	7/6/2021	GBP	161,000	USD	228,867	123	—
RBC Capital Markets	7/6/2021	GBP	2,592,600	USD	3,685,490	1,998	—
Citigroup Global Markets	7/6/2021	HKD	16,029,000	USD	2,065,340	—	(31)
JP Morgan & Chase Co.	7/6/2021	HKD	42,024,600	USD	5,415,014	52	—
RBC Capital Markets	7/6/2021	HKD	42,108,800	USD	5,425,832	21	—
Citigroup Global Markets	7/6/2021	HUF	5,831,900	USD	20,524	—	(11)
JP Morgan & Chase Co.	7/6/2021	HUF	16,042,500	USD	56,451	—	(38)
JP Morgan & Chase Co.	7/6/2021	IDR	3,953,831,100	USD	276,976	975	—
RBC Capital Markets	7/6/2021	IDR	1,679,087,700	USD	117,583	373	—
Citigroup Global Markets	7/6/2021	ILS	650,100	USD	200,160	—	(42)
RBC Capital Markets	7/6/2021	ILS	165,000	USD	50,800	—	(12)
JP Morgan & Chase Co.	7/6/2021	INR	16,644,000	USD	228,156	235	—
JP Morgan & Chase Co.	7/6/2021	INR	267,890,700	USD	3,671,244	2,776	—
Citigroup Global Markets	7/6/2021	JPY	652,884,700	USD	5,969,466	4,833	—
JP Morgan & Chase Co.	7/6/2021	JPY	677,347,700	USD	6,193,244	5,122	—
RBC Capital Markets	7/6/2021	JPY	683,438,400	USD	6,248,865	5,099	—
Citigroup Global Markets	7/6/2021	KRW	1,967,824,500	USD	1,771,857	541	—
JP Morgan & Chase Co.	7/6/2021	KRW	1,837,130,200	USD	1,653,583	—	(90)
RBC Capital Markets	7/6/2021	KRW	1,850,826,400	USD	1,666,435	434	—
Citigroup Global Markets	7/6/2021	KWD	45,000	USD	149,467	24	—
Citigroup Global Markets	7/6/2021	MXN	8,562,600	USD	428,435	453	—
JP Morgan & Chase Co.	7/6/2021	MXN	1,343,500	USD	67,215	63	—
RBC Capital Markets	7/6/2021	MXN	4,148,000	USD	207,518	190	—
RBC Capital Markets	7/6/2021	MYR	2,273,400	USD	549,994	—	(373)
Citigroup Global Markets	7/6/2021	NOK	3,591,000	USD	431,678	—	(192)
JP Morgan & Chase Co.	7/6/2021	NZD	13,300	USD	9,681	2	—
RBC Capital Markets	7/6/2021	NZD	238,100	USD	173,320	35	—
JP Morgan & Chase Co.	7/6/2021	PHP	561,200	USD	11,742	—	(11)
RBC Capital Markets	7/6/2021	PHP	12,357,800	USD	258,331	—	(461)
Citigroup Global Markets	7/6/2021	PLN	466,000	USD	127,232	16	—
Citigroup Global Markets	7/6/2021	PLN	607,200	USD	165,787	24	—
JP Morgan & Chase Co.	7/6/2021	PLN	54,900	USD	14,990	2	—
Citigroup Global Markets	7/6/2021	QAR	801,500	USD	220,032	42	—
Citigroup Global Markets	7/6/2021	RUB	43,133,700	USD	584,705	263	—
JP Morgan & Chase Co.	7/6/2021	RUB	45,228,300	USD	613,169	346	—
Citigroup Global Markets	7/6/2021	SAR	3,900,000	USD	1,039,611	—	(62)
JP Morgan & Chase Co.	7/6/2021	SEK	13,734,900	USD	1,656,778	—	(578)
RBC Capital Markets	7/6/2021	SEK	10,810,400	USD	1,304,042	—	(423)
JP Morgan & Chase Co.	7/6/2021	SGD	728,700	USD	551,592	147	—
RBC Capital Markets	7/6/2021	SGD	448,700	USD	339,641	87	—
JP Morgan & Chase Co.	7/6/2021	THB	18,948,900	USD	606,293	—	(291)
JP Morgan & Chase Co.	7/6/2021	TRY	911,400	USD	105,562	264	—
Citigroup Global Markets	7/6/2021	TWD	46,774,500	USD	1,706,413	11,765	—
JP Morgan & Chase Co.	7/6/2021	TWD	49,018,500	USD	1,787,887	11,938	—
RBC Capital Markets	7/6/2021	TWD	60,844,000	USD	2,217,751	13,362	—
Citigroup Global Markets	7/6/2021	USD	229,012	TWD	6,280,000	—	(1,487)
JP Morgan & Chase Co.	7/6/2021	ZAR	11,866,200	USD	861,043	1,967	—
RBC Capital Markets	7/6/2021	ZAR	9,537,800	USD	691,997	1,490	—
Citigroup Global Markets	7/7/2021	EGP	632,000	USD	40,038	100	—

Total unrealized appreciation (depreciation)						$140,751	$(1,501,312)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	44

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US Hedged Equity ETF (Continued)

May 31, 2021

Currency Abbreviations

AED	Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (h)	$121,058,547	$—	$19,934	$121,078,481
Preferred Stocks (h)	1,282,037	—	—	1,282,037
Corporate Bonds	—	135	236	371
Rights (h)	21,233	—	0	21,233
Warrants (h)	3,094	—	—	3,094
Short-Term Investments (h)	3,871,404	—	—	3,871,404
Derivatives (i)
Forward Foreign Currency Contracts	—	140,751	—	140,751
Futures Contracts	98,172	—	—	98,172

TOTAL	$126,334,487	$140,886	$20,170	$126,495,543

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Contracts	$—	$(1,501,312)	$—	$(1,501,312)

TOTAL	$—	$(1,501,312)	$—	$(1,501,312)

(h)	See Schedule of Investments for additional detailed categorizations.
(i)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During the year ended May 31, 2021, the amount of transfers from Level 1 to Level 3 was $13,268. The investment was transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF
May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 96.3%
Argentina — 0.0%
Adecoagro SA*	1,400	$14,882
YPF SA, ADR*	2,804	13,179

(Cost $58,345)		28,061

Australia — 0.0%
MMG Ltd.* (Cost $19,442)	33,492	19,548

Brazil — 3.7%
Ambev SA	65,822	225,491
Atacadao SA	4,746	20,289
B2W Cia Digital*	2,968	33,845
B3 SA — Brasil Bolsa Balcao	80,505	269,492
Banco Bradesco SA	20,018	87,335
Banco BTG Pactual SA	3,741	88,747
Banco do Brasil SA	11,045	70,595
Banco Inter SA	4,053	52,854
Banco Santander Brasil SA	5,189	40,821
BB Seguridade Participacoes SA	9,069	40,501
BRF SA*	8,631	42,433
CCR SA	16,776	44,120
Centrais Eletricas Brasileiras SA	3,714	31,075
Cia de Saneamento Basico do Estado de Sao Paulo	4,717	35,226
Cia Siderurgica Nacional SA	9,711	83,252
Cosan SA	14,464	64,512
CPFL Energia SA	1,533	8,400
Energisa SA	1,927	17,090
Engie Brasil Energia SA	2,037	15,469
Equatorial Energia SA	12,475	58,879
Hapvida Participacoes e Investimentos SA, 144A	16,110	49,194
Hypera SA	6,094	42,335
JBS SA	14,589	84,226
Klabin SA*	9,946	49,999
Localiza Rent a Car SA	8,460	101,154
Lojas Renner SA	11,487	102,600
Magazine Luiza SA	38,805	149,304
Natura & Co. Holding SA*	12,605	124,012
Notre Dame Intermedica Participacoes SA	7,253	122,353
Petrobras Distribuidora SA	10,319	50,810
Petroleo Brasileiro SA	50,544	257,075
Raia Drogasil SA	15,218	81,845
Rede D’Or Sao Luiz SA, 144A	2,820	37,792
Rumo SA*	16,678	65,793
Suzano SA*	9,748	112,983
Telefonica Brasil SA	6,845	57,742
TIM SA	9,823	22,815
TOTVS SA	5,753	37,847
Ultrapar Participacoes SA	9,853	36,293
Vale SA	53,290	1,167,362
Via Varejo S/A*	18,493	45,812
WEG SA	23,704	154,492

(Cost $2,494,354)		4,284,264

	Number of Shares	Value
Chile — 0.4%
Banco de Chile	598,471	$61,889
Banco de Credito e Inversiones SA	693	33,194
Banco Santander Chile	926,178	51,222
Cencosud SA	20,373	42,446
Cencosud Shopping SA	5,673	10,838
Cia Cervecerias Unidas SA	1,715	15,432
Colbun SA	106,380	14,580
Empresas CMPC SA	15,028	38,904
Empresas COPEC SA	5,414	54,788
Enel Americas SA	299,294	41,433
Enel Chile SA	408,382	25,107
Falabella SA	9,830	44,532

(Cost $475,759)		434,365

China — 34.9%
21Vianet Group, Inc., ADR*(a)	1,176	26,248
360 DigiTech, Inc., ADR*	1,156	32,449
360 Security Technology, Inc., Class A*	1,500	2,883
3SBio, Inc., 144A*	18,468	22,367
51job, Inc., ADR*	421	30,177
AAC Technologies Holdings, Inc.	9,603	58,399
AECC Aviation Power Co. Ltd., Class A	2,400	20,329
Agile Group Holdings Ltd.	16,661	23,699
Agora, Inc., ADR*	600	26,814
Agricultural Bank of China Ltd., Class A	76,700	39,230
Agricultural Bank of China Ltd., Class H	364,135	147,785
Aier Eye Hospital Group Co. Ltd., Class A*	3,840	50,523
Air China Ltd., Class A	1,000	1,319
Air China Ltd., Class H*	33,420	26,826
Airtac International Group	1,820	65,798
Akeso, Inc., 144A*	3,784	31,519
Alibaba Group Holding Ltd., ADR*	25,569	5,470,743
A-Living Smart City Services Co. Ltd., 144A	5,956	28,738
Aluminum Corp. of China Ltd., Class A*	18,200	14,934
Aluminum Corp. of China Ltd., Class H*	48,988	28,971
Anhui Conch Cement Co. Ltd., Class A	3,000	23,077
Anhui Conch Cement Co. Ltd., Class H	16,352	102,181
Anhui Gujing Distillery Co. Ltd., Class A	360	13,832
Anhui Gujing Distillery Co. Ltd., Class B	1,400	19,212
ANTA Sports Products Ltd.	14,615	298,271
Asymchem Laboratories Tianjin Co. Ltd., Class A	260	15,215
Autobio Diagnostics Co. Ltd., Class A	650	9,046
Autohome, Inc., ADR	934	71,983
Avic Capital Co. Ltd., Class A	2,300	1,436
AVIC Jonhon Optronic Technology Co. Ltd., Class A*	550	6,653
AVIC Shenyang Aircraft Co. Ltd., Class A	1,555	18,976
AVIC Xi’an Aircraft Industry Group Co. Ltd., Class A	4,200	18,398
AviChina Industry & Technology Co. Ltd., Class H*	27,920	19,389
Baidu, Inc., ADR*	3,638	714,030
Bank of Beijing Co. Ltd., Class A	16,300	12,557
Bank of Chengdu Co. Ltd., Class A	6,555	13,874

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Bank of China Ltd., Class A	35,100	$18,338
Bank of China Ltd., Class H	1,050,130	393,725
Bank of Communications Co. Ltd., Class A	33,700	25,908
Bank of Communications Co. Ltd., Class H	105,004	70,756
Bank of Hangzhou Co. Ltd., Class A	5,960	15,447
Bank of Jiangsu Co. Ltd., Class A	16,222	19,445
Bank of Nanjing Co. Ltd., Class A	8,400	13,838
Bank of Ningbo Co. Ltd., Class A	4,200	27,873
Bank of Shanghai Co. Ltd., Class A	12,540	16,743
Baoshan Iron & Steel Co. Ltd., Class A	14,000	17,308
Baozun, Inc., ADR*(a)	857	29,729
BBMG Corp., Class A	22,100	9,570
BeiGene Ltd., ADR*	629	225,503
Beijing Capital International Airport Co. Ltd., Class H	28,744	19,406
Beijing Dabeinong Technology Group Co. Ltd., Class A	2,100	2,695
Beijing New Building Materials PLC, Class A	1,770	12,774
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	1,607	15,796
Beijing Shiji Information Technology Co. Ltd., Class A	200	1,155
Beijing Shunxin Agriculture Co. Ltd., Class A	800	6,300
Beijing Sinnet Technology Co. Ltd., Class A	1,800	4,341
Beijing Tiantan Biological Products Corp. Ltd., Class A	1,440	7,709
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	40,900	37,090
Betta Pharmaceuticals Co. Ltd., Class A	600	10,636
BGI Genomics Co. Ltd., Class A	600	12,111
Bilibili, Inc., ADR*(a)	2,215	237,404
BOE Technology Group Co. Ltd., Class A	31,800	31,532
Burning Rock Biotech Ltd., ADR*	578	15,646
BYD Co. Ltd., Class A	1,300	36,448
BYD Co. Ltd., Class H	10,787	250,167
BYD Electronic International Co. Ltd. (a)	9,829	64,586
By-health Co. Ltd., Class A	2,100	12,006
Caitong Securities Co. Ltd., Class A	7,080	12,508
CanSino Biologics, Inc., Class A*	117	10,720
CanSino Biologics, Inc., Class H, 144A*(a)	952	42,096
CGN Power Co. Ltd., Class H, 144A (a)	133,391	29,389
Changchun High & New Technology Industry Group, Inc., Class A	360	23,192
Changjiang Securities Co. Ltd., Class A	1,400	1,707
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	400	12,079
Chaozhou Three-Circle Group Co. Ltd., Class A*	2,000	11,667
China Aoyuan Group Ltd.	19,794	23,233
China Bohai Bank Co. Ltd., Class H, 144A	25,874	11,034

	Number of Shares	Value
China (Continued)
China Cinda Asset Management Co. Ltd., Class H	118,807	$25,410
China CITIC Bank Corp. Ltd., Class H*	119,110	65,069
China Communications Services Corp. Ltd., Class H	34,794	14,659
China Conch Venture Holdings Ltd.	23,247	106,928
China Construction Bank Corp., Class A	10,400	11,308
China Construction Bank Corp., Class H	1,289,099	1,059,654
China CSSC Holdings Ltd., Class A*	5,600	15,094
China East Education Holdings Ltd., 144A*	6,225	13,587
China Eastern Airlines Corp. Ltd., Class A	14,800	12,585
China Everbright Bank Co. Ltd., Class A	55,000	33,049
China Everbright Bank Co. Ltd., Class H	25,782	10,929
China Evergrande Group (a)	25,065	37,590
China Feihe Ltd., 144A	48,245	135,198
China Film Co. Ltd., Class A	500	1,013
China Fortune Land Development Co. Ltd., Class A	3,250	2,769
China Galaxy Securities Co. Ltd., Class H	51,678	32,426
China Gezhouba Group Co. Ltd., Class A	1,200	1,331
China Greatwall Technology Group Co. Ltd., Class A	3,300	7,911
China Hongqiao Group Ltd.	31,154	50,255
China Huarong Asset Management Co. Ltd., Class H, 144A (b)	85,265	11,205
China International Capital Corp. Ltd., Class H, 144A (a)	18,495	54,569
China Jushi Co. Ltd., Class A	4,572	11,699
China Lesso Group Holdings Ltd.	15,426	40,645
China Life Insurance Co. Ltd., Class A	2,400	13,706
China Life Insurance Co. Ltd., Class H	98,481	207,584
China Literature Ltd., 144A*(a)	5,430	57,018
China Longyuan Power Group Corp. Ltd., Class H	43,594	61,672
China Medical System Holdings Ltd.	18,249	46,790
China Meidong Auto Holdings Ltd.	7,354	38,753
China Merchants Bank Co. Ltd., Class A	17,263	157,604
China Merchants Bank Co. Ltd., Class H	52,181	482,382
China Merchants Energy Shipping Co. Ltd., Class A	7,700	6,415
China Merchants Securities Co. Ltd., Class A	6,100	19,715
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	5,700	10,374
China Minsheng Banking Corp. Ltd., Class A	30,600	22,660
China Minsheng Banking Corp. Ltd., Class H	77,730	41,662
China Molybdenum Co. Ltd., Class A	15,700	14,311
China Molybdenum Co. Ltd., Class H	51,180	35,279
China National Building Material Co. Ltd., Class H	53,764	71,903
China National Nuclear Power Co. Ltd., Class A	11,400	9,318

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
China National Software & Service Co. Ltd., Class A	600	$5,418
China Northern Rare Earth Group High-Tech Co. Ltd., Class A*	4,400	15,166
China Oilfield Services Ltd., Class H	26,989	25,384
China Pacific Insurance Group Co. Ltd., Class A	4,600	24,827
China Pacific Insurance Group Co. Ltd., Class H*	36,084	135,522
China Petroleum & Chemical Corp., Class A	38,600	26,768
China Petroleum & Chemical Corp., Class H	308,463	164,138
China Railway Group Ltd., Class A	18,600	15,729
China Railway Group Ltd., Class H	44,875	23,705
China Resources Mixc Lifestyle Services Ltd., 144A*	4,314	25,957
China Resources Pharmaceutical Group Ltd., 144A	22,509	16,154
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	200	818
China Shenhua Energy Co. Ltd., Class A	3,965	12,429
China Shenhua Energy Co. Ltd., Class H	49,046	111,091
China Shipbuilding Industry Co. Ltd., Class A*	32,085	20,941
China South Publishing & Media Group Co. Ltd., Class A	6,200	9,426
China Southern Airlines Co. Ltd., Class A*	15,100	15,091
China Southern Airlines Co. Ltd., Class H*	17,619	11,941
China Tourism Group Duty Free Corp. Ltd., Class A	1,600	83,969
China Tower Corp. Ltd., Class H, 144A	610,820	83,421
China TransInfo Technology Co. Ltd., Class A	1,700	4,113
China Vanke Co. Ltd., Class A	8,900	37,282
China Vanke Co. Ltd., Class H	20,996	72,634
China Yangtze Power Co. Ltd., Class A	19,600	61,071
China Yuhua Education Corp. Ltd., 144A (a)	17,128	17,081
China Zheshang Bank Co. Ltd., Class A	8,500	5,361
Chindata Group Holdings Ltd., ADR*	1,150	18,630
Chongqing Brewery Co. Ltd., Class A*	500	13,559
Chongqing Changan Automobile Co. Ltd., Class A*	4,100	15,277
Chongqing Rural Commercial Bank Co. Ltd., Class H*	30,755	13,909
Chongqing Zhifei Biological Products Co. Ltd., Class A	1,316	40,303
CIFI Holdings Group Co. Ltd.	45,501	39,806
CITIC Ltd.	83,196	96,151
CITIC Securities Co. Ltd., Class A	12,400	50,796
CITIC Securities Co. Ltd., Class H	28,429	78,568
Contemporary Amperex Technology Co. Ltd., Class A	1,964	133,762

	Number of Shares	Value
China (Continued)
COSCO SHIPPING Holdings Co. Ltd., Class A*	5,100	$17,099
COSCO SHIPPING Holdings Co. Ltd., Class H*	39,022	82,152
Country Garden Holdings Co. Ltd.	105,571	133,707
Country Garden Services Holdings Co. Ltd.	19,843	205,935
CSC Financial Co. Ltd., Class A	2,925	15,608
CSPC Pharmaceutical Group Ltd.	120,066	188,419
Dada Nexus Ltd., ADR*	795	19,978
Dali Foods Group Co. Ltd., 144A	24,956	15,627
Daqin Railway Co. Ltd., Class A	12,100	13,004
Daqo New Energy Corp., ADR*	713	53,033
DHC Software Co. Ltd., Class A	800	943
Dong-E-E-Jiao Co. Ltd., Class A	200	1,144
Dongfang Electric Corp. Ltd., Class A	7,080	12,441
Dongfeng Motor Group Co. Ltd., Class H	36,977	34,636
Dongxing Securities Co. Ltd., Class A	600	1,073
DouYu International Holdings Ltd., ADR*	1,249	9,867
East Money Information Co. Ltd., Class A	7,372	36,780
Ecovacs Robotics Co. Ltd., Class A*	500	14,306
ENN Energy Holdings Ltd.	10,059	184,942
Eve Energy Co. Ltd., Class A	1,967	34,271
Ever Sunshine Lifestyle Services Group Ltd.	9,349	26,139
Everbright Securities Co. Ltd., Class A	4,800	12,652
Fangda Carbon New Material Co. Ltd., Class A*	834	1,129
Fiberhome Telecommunication Technologies Co. Ltd., Class A	1,300	3,690
Financial Street Holdings Co. Ltd., Class A	800	968
First Capital Securities Co. Ltd., Class A*	900	1,008
Flat Glass Group Co. Ltd., Class H	6,434	19,854
Focus Media Information Technology Co. Ltd., Class A	11,720	18,829
Foshan Haitian Flavouring & Food Co. Ltd., Class A	3,276	70,549
Fosun International Ltd.	37,455	60,708
Founder Securities Co. Ltd., Class A*	14,700	23,409
Foxconn Industrial Internet Co. Ltd., Class A	3,700	7,210
Fu Jian Anjoy Foods Co. Ltd., Class A*	200	7,735
Fuyao Glass Industry Group Co. Ltd., Class A	2,100	17,228
Fuyao Glass Industry Group Co. Ltd., Class H, 144A	6,288	41,764
Ganfeng Lithium Co. Ltd., Class A	1,200	24,306
Ganfeng Lithium Co. Ltd., Class H, 144A	2,015	30,245
GDS Holdings Ltd., ADR*(a)	1,204	90,565
Gemdale Corp., Class A	4,300	7,246
Genscript Biotech Corp.*	15,324	60,120
GF Securities Co. Ltd., Class A	6,700	16,819
GF Securities Co. Ltd., Class H	18,517	26,482
Giant Network Group Co. Ltd., Class A	300	652
Gigadevice Semiconductor Beijing, Inc., Class A	641	13,604

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
GoerTek, Inc., Class A	2,100	$12,833
GOME Retail Holdings Ltd.*(a)	143,646	22,949
Great Wall Motor Co. Ltd., Class H	44,139	123,407
Greenland Holdings Corp. Ltd., Class A	12,173	11,115
Greentown China Holdings Ltd.	10,412	11,899
Greentown Service Group Co. Ltd.	15,888	25,260
GSX Techedu, Inc., ADR*(a)	1,627	30,165
Guangdong Haid Group Co. Ltd., Class A*	1,885	23,396
Guangdong Kinlong Hardware Products Co. Ltd., Class A	400	11,315
Guangzhou Automobile Group Co. Ltd., Class H	40,107	34,157
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	2,300	11,648
Guangzhou Haige Communications Group, Inc. Co., Class A	600	946
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	500	11,891
Guangzhou R&F Properties Co. Ltd., Class H	21,065	28,552
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	600	12,320
Guangzhou Tinci Materials Technology Co. Ltd., Class A	970	14,223
Guolian Securities Co. Ltd., Class A*	1,900	4,665
Guosen Securities Co. Ltd., Class A*	6,400	11,246
Guotai Junan Securities Co. Ltd., Class A	6,100	17,131
Guoyuan Securities Co. Ltd., Class A	6,630	8,405
Haidilao International Holding Ltd., 144A	14,048	80,906
Haier Smart Home Co. Ltd., Class A	6,000	28,401
Haier Smart Home Co. Ltd., Class H*	25,611	107,902
Haitian International Holdings Ltd.	9,929	34,668
Haitong Securities Co. Ltd., Class A	7,800	14,318
Haitong Securities Co. Ltd., Class H	40,364	38,536
Hangzhou First Applied Material Co. Ltd., Class A	1,100	14,083
Hangzhou Robam Appliances Co. Ltd., Class A	200	1,384
Hangzhou Tigermed Consulting Co. Ltd., Class A*	600	16,473
Hangzhou Tigermed Consulting Co. Ltd., Class H, 144A	1,484	30,822
Hansoh Pharmaceutical Group Co. Ltd., 144A*	17,545	76,519
Henan Shuanghui Investment & Development Co. Ltd., Class A	2,308	12,753
Hengan International Group Co. Ltd.	7,611	51,041
Hengli Petrochemical Co. Ltd., Class A	5,910	25,239
HengTen Networks Group Ltd.*	37,344	36,663
Hengtong Optic-electric Co. Ltd., Class A	420	781
Hengyi Petrochemical Co. Ltd., Class A*	7,241	14,189
Hesteel Co. Ltd., Class A*	2,700	1,051
Hithink RoyalFlush Information Network Co. Ltd., Class A	500	9,366
Hua Hong Semiconductor Ltd., 144A*(a)	6,550	35,149
Huaan Securities Co. Ltd., Class A	900	883

	Number of Shares	Value
China (Continued)
Huadian Power International Corp. Ltd., Class A	2,000	$1,083
Huadong Medicine Co. Ltd., Class A	1,900	15,745
Hualan Biological Engineering, Inc., Class A*	2,573	16,309
Huaneng Power International, Inc., Class A	1,200	793
Huaneng Power International, Inc., Class H	47,642	17,064
Huatai Securities Co. Ltd., Class A	9,300	25,053
Huatai Securities Co. Ltd., Class H, 144A	15,737	24,372
Huaxia Bank Co. Ltd., Class A	14,100	14,224
Huaxin Cement Co. Ltd., Class A	1,500	5,130
Huayu Automotive Systems Co. Ltd., Class A	2,800	10,776
Huazhu Group Ltd., ADR*	2,373	135,664
Hubei Biocause Pharmaceutical Co. Ltd., Class A*	1,000	621
Hundsun Technologies, Inc., Class A	1,588	23,390
HUYA, Inc., ADR*(a)	1,111	16,998
Iflytek Co. Ltd., Class A	2,050	19,973
I-Mab, ADR*	441	35,752
Industrial & Commercial Bank of China Ltd., Class A	47,400	38,745
Industrial & Commercial Bank of China Ltd., Class H	756,456	497,062
Industrial Bank Co. Ltd., Class A	18,100	65,627
Industrial Securities Co. Ltd., Class A	11,000	19,139
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	49,800	12,814
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A*	9,600	8,510
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	5,100	32,398
Innovent Biologics, Inc., 144A*	15,713	190,201
Inspur Electronic Information Industry Co. Ltd., Class A	1,585	7,271
Intco Medical Technology Co. Ltd., Class A	300	6,686
iQIYI, Inc., ADR*	3,788	54,017
Jafron Biomedical Co. Ltd., Class A	950	12,879
Jason Furniture Hangzhou Co. Ltd., Class A	900	11,351
JCET Group Co. Ltd., Class A*	1,800	9,785
JD Health International, Inc., 144A*	3,755	49,977
JD.com, Inc., ADR*	11,662	862,288
Jiangsu Expressway Co. Ltd., Class H	11,342	13,722
Jiangsu Hengli Hydraulic Co. Ltd., Class A	1,332	16,656
Jiangsu Hengrui Medicine Co. Ltd., Class A*	4,732	64,070
Jiangsu King’s Luck Brewery JSC Ltd., Class A	1,540	14,391
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	1,500	51,257
Jiangxi Copper Co. Ltd., Class A	500	2,058

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Jiangxi Copper Co. Ltd., Class H (a)	16,187	$38,374
Jiangxi Zhengbang Technology Co. Ltd., Class A*	2,800	5,553
Jinke Properties Group Co. Ltd., Class A	1,400	1,324
Jinxin Fertility Group Ltd., 144A (a)	18,460	53,158
JiuGui Liquor Co. Ltd., Class A	300	11,607
Jiumaojiu International Holdings Ltd., 144A*(a)	8,154	32,305
Jointown Pharmaceutical Group Co. Ltd., Class A*	500	1,345
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	980	7,703
JOYY, Inc., ADR (a)	792	60,944
Juewei Food Co. Ltd., Class A	1,200	16,139
Kaisa Group Holdings Ltd.*	46,577	21,424
KE Holdings, Inc., ADR*(a)	4,770	247,515
Kingdee International Software Group Co. Ltd.*	34,187	139,189
Kingfa Sci & Tech Co. Ltd., Class A	1,700	6,017
Kingsoft Cloud Holdings Ltd., ADR*	706	27,576
Kingsoft Corp. Ltd.	12,962	87,427
Kuaishou Technology, 144A*	3,700	92,626
Kuang-Chi Technologies Co. Ltd., Class A*	1,600	4,694
Kweichow Moutai Co. Ltd., Class A	1,000	347,987
KWG Group Holdings Ltd.	16,119	24,797
Lenovo Group Ltd.	102,776	123,149
Lens Technology Co. Ltd., Class A	3,700	16,939
Lepu Medical Technology Beijing Co. Ltd., Class A	3,020	15,769
Li Auto, Inc., ADR*(a)	6,361	148,211
Li Ning Co. Ltd.	29,886	280,514
Liaoning Cheng Da Co. Ltd., Class A	400	1,344
Lingyi iTech Guangdong Co., Class A	6,890	9,221
Logan Group Co. Ltd.	20,021	32,193
Lomon Billions Group Co. Ltd., Class A	2,300	12,262
Longfor Group Holdings Ltd., 144A	25,187	147,329
LONGi Green Energy Technology Co. Ltd., Class A	3,150	50,459
Lufax Holding Ltd., ADR*	2,521	30,731
Luxshare Precision Industry Co. Ltd., Class A	6,370	38,977
Luzhou Laojiao Co. Ltd., Class A	1,200	51,765
Mango Excellent Media Co. Ltd., Class A	1,803	20,876
Maxscend Microelectronics Co. Ltd., Class A	180	12,027
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A*	3,708	6,777
Meituan, Class B, 144A*	48,481	1,836,437
Metallurgical Corp. of China Ltd., Class A	21,700	10,316
Microport Scientific Corp.	8,645	72,288
Midea Group Co. Ltd., Class A	2,900	36,854
Ming Yuan Cloud Group Holdings Ltd.*	5,316	27,808
Minth Group Ltd.	9,814	41,853
Momo, Inc., ADR	2,082	29,210
Muyuan Foods Co. Ltd., Class A	2,832	39,580
NanJi E-Commerce Co. Ltd., Class A	3,900	6,241

	Number of Shares	Value
China (Continued)
Nanjing Securities Co. Ltd., Class A	4,000	$5,912
NARI Technology Co. Ltd., Class A	3,870	18,889
NAURA Technology Group Co. Ltd., Class A	565	16,683
NavInfo Co. Ltd., Class A	2,200	4,839
NetEase, Inc., ADR	5,437	641,185
New China Life Insurance Co. Ltd., Class A	2,100	16,790
New China Life Insurance Co. Ltd., Class H	11,437	42,807
New Hope Liuhe Co. Ltd., Class A	4,300	10,275
New Oriental Education & Technology Group, Inc., ADR*	21,268	217,572
Ninestar Corp., Class A	200	825
Ningbo Joyson Electronic Corp., Class A	1,500	4,234
Ningxia Baofeng Energy Group Co. Ltd., Class A	6,000	13,377
NIO, Inc., ADR*	17,454	674,073
Noah Holdings Ltd., ADR*(a)	483	22,015
Nongfu Spring Co. Ltd., Class H, 144A*(a)	5,448	32,219
Offcn Education Technology Co. Ltd., Class A*	2,700	10,539
Offshore Oil Engineering Co. Ltd., Class A	14,000	9,665
OFILM Group Co. Ltd., Class A	4,100	5,629
OneConnect Financial Technology Co. Ltd., ADR*	1,600	23,136
Oppein Home Group, Inc., Class A	460	10,699
Orient Securities Co. Ltd., Class A	11,600	19,328
Oriental Pearl Group Co. Ltd., Class A	910	1,275
Ovctek China, Inc., Class A	900	14,286
People’s Insurance Co. Group of China Ltd., Class A	6,700	6,475
People’s Insurance Co. Group of China Ltd., Class H	113,086	41,817
Perfect World Co. Ltd., Class A	2,250	7,519
PetroChina Co. Ltd., Class A	13,632	9,881
PetroChina Co. Ltd., Class H	285,913	116,775
Pharmaron Beijing Co. Ltd., Class A	400	11,315
Pharmaron Beijing Co. Ltd., Class H, 144A	1,591	38,107
PICC Property & Casualty Co. Ltd., Class H	91,797	87,640
Pinduoduo, Inc., ADR*	5,922	739,539
Ping An Bank Co. Ltd., Class A	17,300	65,685
Ping An Healthcare and Technology Co. Ltd., 144A*(a)	6,121	71,845
Ping An Insurance Group Co. of China Ltd., Class A	10,400	117,155
Ping An Insurance Group Co. of China Ltd., Class H	84,321	917,471
Poly Developments and Holdings Group Co. Ltd., Class A*	9,900	21,000
Poly Property Services Co. Ltd., Class H (a)	1,712	13,786

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Postal Savings Bank of China Co. Ltd., Class A	13,800	$12,125
Postal Savings Bank of China Co. Ltd., Class H, 144A	111,057	79,986
Power Construction Corp. of China Ltd., Class A	12,201	7,466
Powerlong Real Estate Holdings Ltd.	17,536	17,126
RiseSun Real Estate Development Co. Ltd., Class A	8,800	8,684
RLX Technology, Inc., ADR*(a)	1,612	18,232
Rongsheng Petrochemical Co. Ltd., Class A*	4,250	11,749
SAIC Motor Corp. Ltd., Class A	7,700	24,500
Sanan Optoelectronics Co. Ltd., Class A	4,200	18,233
Sangfor Technologies, Inc., Class A*	375	15,899
Sany Heavy Equipment International Holdings Co. Ltd.	15,022	16,664
Sany Heavy Industry Co. Ltd., Class A	5,900	28,038
SDIC Capital Co. Ltd., Class A	6,600	14,383
SDIC Power Holdings Co. Ltd., Class A	5,900	8,933
Seazen Group Ltd.*	25,352	29,136
Seazen Holdings Co. Ltd., Class A	2,200	16,751
SF Holding Co. Ltd., Class A	3,535	38,540
Shaanxi Coal Industry Co. Ltd., Class A	7,100	13,234
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	338	1,248
Shandong Gold Mining Co. Ltd., Class A	4,536	15,208
Shandong Gold Mining Co. Ltd., Class H, 144A	4,538	9,951
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	1,560	6,865
Shandong Linglong Tyre Co. Ltd., Class A	1,400	10,565
Shandong Sinocera Functional Material Co. Ltd., Class A	1,500	12,261
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	35,508	78,414
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	500	9,680
Shanghai Baosight Software Co. Ltd., Class A	1,000	10,418
Shanghai Electric Group Co. Ltd., Class A*	20,000	14,465
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	1,700	18,510
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (a)	6,668	55,542
Shanghai International Airport Co. Ltd., Class A	900	6,988
Shanghai International Port Group Co. Ltd., Class A	11,400	8,388
Shanghai Jinjiang International Hotels Co. Ltd., Class A	1,100	10,812
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	22,159	19,234
Shanghai M&G Stationery, Inc., Class A	1,475	19,499

	Number of Shares	Value
China (Continued)
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	500	$1,823
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	12,607	28,490
Shanghai Pudong Development Bank Co. Ltd., Class A	28,000	45,116
Shanghai Putailai New Energy Technology Co. Ltd., Class A	800	13,031
Shanghai RAAS Blood Products Co. Ltd., Class A	5,600	6,721
Shanxi Coking Coal Energy Group Co. Ltd., Class A	1,040	1,105
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	700	1,140
Shanxi Meijin Energy Co. Ltd., Class A*	4,700	5,523
Shanxi Securities Co. Ltd., Class A*	4,050	4,492
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	700	50,835
Shenergy Co. Ltd., Class A	1,100	1,051
Shengyi Technology Co. Ltd., Class A	2,455	8,824
Shennan Circuits Co. Ltd., Class A*	658	8,947
Shenwan Hongyuan Group Co. Ltd., Class A	21,000	15,782
Shenzhen Energy Group Co. Ltd., Class A	6,260	11,668
Shenzhen Goodix Technology Co. Ltd., Class A	565	11,320
Shenzhen Inovance Technology Co. Ltd., Class A	1,800	27,814
Shenzhen Kangtai Biological Products Co. Ltd., Class A	470	13,151
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,008	76,385
Shenzhen Overseas Chinese Town Co. Ltd., Class A	12,200	15,963
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A*	200	1,098
Shenzhen Sunway Communication Co. Ltd., Class A	1,100	4,846
Shenzhou International Group Holdings Ltd.	11,150	287,892
Shimao Services Holdings Ltd., 144A	7,734	21,424
Sichuan Chuantou Energy Co. Ltd., Class A	6,100	11,236
Sichuan Kelun Pharmaceutical Co. Ltd., Class A*	400	1,395
Sichuan Swellfun Co. Ltd., Class A	500	10,006
Silergy Corp.	1,030	137,308
Sinolink Securities Co. Ltd., Class A	800	1,687
Sinopec Shanghai Petrochemical Co. Ltd., Class A	1,200	687
Sinopharm Group Co. Ltd., Class H	18,108	61,593
Sinotruk Hong Kong Ltd.	11,437	26,819
Skshu Paint Co. Ltd., Class A	300	11,108
Smoore International Holdings Ltd., 144A	15,779	112,831

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Songcheng Performance Development Co. Ltd., Class A*	2,520	$7,006
SooChow Securities Co. Ltd., Class A	1,040	1,431
Spring Airlines Co. Ltd., Class A	1,200	12,283
Sunac China Holdings Ltd.	35,994	132,865
Sunac Services Holdings Ltd., 144A*	8,025	25,125
Sungrow Power Supply Co. Ltd., Class A	1,200	18,243
Suning.com Co. Ltd., Class A	8,800	9,388
Sunny Optical Technology Group Co. Ltd.	9,797	249,171
Sunwoda Electronic Co. Ltd., Class A*	1,800	8,416
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	2,500	7,123
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A*	700	962
TAL Education Group, ADR*	5,530	221,034
TBEA Co. Ltd., Class A	3,700	6,925
TCL Technology Group Corp., Class A	12,800	16,226
Tencent Holdings Ltd.	77,472	6,178,635
Tencent Music Entertainment Group, ADR*	8,991	141,518
Thunder Software Technology Co. Ltd., Class A	400	9,471
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	3,200	14,459
Tianma Microelectronics Co. Ltd., Class A*	1,000	2,170
Tingyi Cayman Islands Holding Corp.	28,975	55,027
Tongcheng-Elong Holdings Ltd.*	12,560	33,902
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	400	780
Tongling Nonferrous Metals Group Co. Ltd., Class A	2,600	1,179
Tongwei Co. Ltd., Class A	3,100	19,518
Topchoice Medical Corp., Class A*	255	14,043
Topsports International Holdings Ltd., 144A	19,764	30,099
TravelSky Technology Ltd., Class H	13,127	28,414
Trip.com Group Ltd., ADR*	6,830	285,836
Tsingtao Brewery Co. Ltd., Class A	1,000	16,464
Tsingtao Brewery Co. Ltd., Class H	6,783	74,066
Unigroup Guoxin Microelectronics Co. Ltd., Class A	700	15,283
Uni-President China Holdings Ltd.	21,376	23,107
Unisplendour Corp. Ltd., Class A	2,954	9,343
Up Fintech Holding Ltd., ADR*	1,061	24,180
Venus MedTech Hangzhou, Inc., Class H, 144A*	2,953	27,223
Vipshop Holdings Ltd., ADR*	6,210	143,637
Walvax Biotechnology Co. Ltd., Class A	1,300	14,310
Wanhua Chemical Group Co. Ltd., Class A	3,115	53,163
Want Want China Holdings Ltd.	62,391	46,383
Weibo Corp., ADR*	728	37,012
Weichai Power Co. Ltd., Class A	5,900	16,486
Weichai Power Co. Ltd., Class H	24,489	55,090

	Number of Shares	Value
China (Continued)
Weifu High-Technology Group Co. Ltd., Class A	200	$755
Weimob, Inc., 144A*(a)	21,567	49,406
Wens Foodstuffs Group Co. Ltd., Class A	7,480	16,395
Western Securities Co. Ltd., Class A	900	1,245
Will Semiconductor Co. Ltd., Class A	618	29,184
Wingtech Technology Co. Ltd., Class A	1,035	14,217
Winning Health Technology Group Co. Ltd., Class A	2,470	6,414
Wuhan Guide Infrared Co. Ltd., Class A	1,870	7,995
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	1,000	3,803
Wuliangye Yibin Co. Ltd., Class A	3,100	153,264
WUS Printed Circuit Kunshan Co. Ltd., Class A*	2,000	4,813
WuXi AppTec Co. Ltd., Class A	1,631	42,785
WuXi AppTec Co. Ltd., Class H, 144A	4,848	103,813
Wuxi Biologics Cayman, Inc., 144A*	45,493	710,988
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	1,000	15,030
XCMG Construction Machinery Co. Ltd., Class A	8,400	8,843
Xiamen C & D, Inc., Class A	700	908
Xiaomi Corp., Class B, 144A*(a)	193,552	729,425
Xinhu Zhongbao Co. Ltd., Class A	2,200	1,087
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	5,333	10,225
Xinjiang Goldwind Science & Technology Co. Ltd., Class H (a)	8,785	14,963
Xinyi Solar Holdings Ltd.	65,739	117,902
XPeng, Inc., ADR*(a)	4,352	139,830
Yadea Group Holdings Ltd., 144A	14,612	32,570
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	1,100	6,902
Yanzhou Coal Mining Co. Ltd., Class H	23,245	31,027
Yealink Network Technology Corp. Ltd., Class A	900	10,818
Yifeng Pharmacy Chain Co. Ltd., Class A*	1,100	15,325
Yihai International Holding Ltd.*	5,865	46,889
Yihai Kerry Arawana Holdings Co. Ltd., Class A	900	12,994
Yonghui Superstores Co. Ltd., Class A	7,800	7,000
Yonyou Network Technology Co. Ltd., Class A	2,697	15,339
Yum China Holdings, Inc.	5,636	381,219
Yunda Holding Co. Ltd., Class A	1,560	3,522
Yunnan Baiyao Group Co. Ltd., Class A	1,000	19,706
Yunnan Energy New Material Co. Ltd., Class A	800	22,298
Yutong Bus Co. Ltd., Class A	503	1,048
Zai Lab Ltd., ADR*	1,050	186,543
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	500	30,115
Zhaojin Mining Industry Co. Ltd., Class H	14,799	15,978

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
Zhejiang Century Huatong Group Co. Ltd., Class A*	8,280	$8,561
Zhejiang Chint Electrics Co. Ltd., Class A	3,300	16,656
Zhejiang Dahua Technology Co. Ltd., Class A	4,400	15,967
Zhejiang Expressway Co. Ltd., Class H	14,525	12,613
Zhejiang Huayou Cobalt Co. Ltd., Class A	752	12,182
Zhejiang Longsheng Group Co. Ltd., Class A	5,300	11,833
Zhejiang NHU Co. Ltd., Class A	3,294	16,502
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	5,205	18,227
Zhejiang Supor Co. Ltd., Class A	945	10,497
Zhenro Properties Group Ltd.	26,409	16,809
Zheshang Securities Co. Ltd., Class A	2,100	4,379
ZhongAn Online P&C Insurance Co. Ltd., Class H, 144A*	5,859	30,195
Zhongji Innolight Co. Ltd., Class A	700	4,524
Zhongjin Gold Corp. Ltd., Class A	900	1,375
Zhongsheng Group Holdings Ltd.	7,906	67,993
Zhuzhou CRRC Times Electric Co. Ltd., Class H	7,120	34,538
Zijin Mining Group Co. Ltd., Class A	24,700	43,519
Zijin Mining Group Co. Ltd., Class H	68,898	108,121
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	6,976	11,766
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	19,474	23,485
ZTE Corp., Class A	2,900	14,305
ZTE Corp., Class H	11,052	30,188
ZTO Express Cayman, Inc., ADR (a)	5,931	190,326

(Cost $25,200,922)		40,996,169

Colombia — 0.1%
Bancolombia SA	3,210	23,374
Ecopetrol SA	61,625	36,397
Grupo de Inversiones Suramericana SA	3,686	19,901
Interconexion Electrica SA ESP	6,162	33,269

(Cost $130,960)		112,941

Cyprus — 0.2%
Ozon Holdings PLC, ADR*	532	28,375
Polymetal International PLC	4,714	111,861
TCS Group Holding PLC, GDR	1,592	119,703

(Cost $184,847)		259,939

Czech Republic — 0.1%
CEZ AS	2,056	61,892
Komercni banka AS*	1,210	44,716
Moneta Money Bank AS, 144A*	3,510	13,216

(Cost $92,371)		119,824

Egypt — 0.1%
Commercial International Bank Egypt SAE*	15,515	53,278
Eastern Co. SAE	17,485	13,144

	Number of Shares	Value
Egypt (Continued)
Fawry for Banking & Payment Technology Services SAE*	6,956	$9,753

(Cost $84,144)		76,175

Greece — 0.2%
Eurobank Ergasias Services and Holdings SA*	32,823	30,810
FF Group*(b)	1,458	8,558
Hellenic Telecommunications Organization SA	3,335	60,398
JUMBO SA	1,463	28,624
OPAP SA	2,882	45,463

(Cost $155,375)		173,853

Hong Kong — 2.2%
Alibaba Health Information Technology Ltd.*	55,328	137,296
Alibaba Pictures Group Ltd.*	164,638	22,061
Beijing Enterprises Holdings Ltd.	7,860	27,242
Beijing Enterprises Water Group Ltd.*	70,467	28,690
Bosideng International Holdings Ltd.	52,091	28,859
Brilliance China Automotive Holdings Ltd. (b)	44,597	41,946
China Education Group Holdings Ltd.	10,753	27,778
China Everbright Environment Group Ltd.	47,553	28,612
China Everbright Ltd.	15,996	20,239
China Gas Holdings Ltd.	42,421	158,229
China Jinmao Holdings Group Ltd.	83,744	32,369
China Mengniu Dairy Co. Ltd.*	37,003	224,313
China Merchants Port Holdings Co. Ltd.	19,020	30,926
China Overseas Land & Investment Ltd.	52,848	126,376
China Overseas Property Holdings Ltd.	19,032	20,402
China Power International Development Ltd.	62,334	15,661
China Resources Beer Holdings Co. Ltd.	19,155	171,894
China Resources Cement Holdings Ltd.	34,231	36,297
China Resources Gas Group Ltd.	12,495	77,999
China Resources Land Ltd.	42,357	198,375
China Resources Power Holdings Co. Ltd.	26,902	34,661
China State Construction International Holdings Ltd.	27,804	19,739
China Taiping Insurance Holdings Co. Ltd.	21,920	40,386
China Traditional Chinese Medicine Holdings Co. Ltd.	39,475	25,481
China Youzan Ltd.*	191,198	41,632
COSCO SHIPPING Ports Ltd.	28,790	23,369
Far East Horizon Ltd.	28,183	30,828
Geely Automobile Holdings Ltd.	78,513	199,685
Guangdong Investment Ltd.	41,869	61,497
Hopson Development Holdings Ltd.	8,364	41,166
Hutchmed China Ltd., ADR*	950	28,263
Kingboard Holdings Ltd.	9,268	49,317
Kingboard Laminates Holdings Ltd.	13,487	28,811
Kunlun Energy Co. Ltd.	51,118	38,595

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Hong Kong (Continued)
Lee & Man Paper Manufacturing Ltd.	18,661	$16,277
Nine Dragons Paper Holdings Ltd.	25,654	38,738
Perennial Energy Holdings Ltd.	11,347	4,401
Shenzhen International Holdings Ltd.	17,701	26,911
Shenzhen Investment Ltd.	46,741	16,621
Shimao Group Holdings Ltd.	17,365	49,221
Sino Biopharmaceutical Ltd.	135,976	152,769
SSY Group Ltd.	24,850	16,521
Sun Art Retail Group Ltd.*	25,367	19,250
Vinda International Holdings Ltd. (a)	5,708	18,128
Wharf Holdings Ltd.	18,158	62,699
Yuexiu Property Co. Ltd.	106,372	26,451

(Cost $1,841,022)		2,566,981

Hungary — 0.2%
MOL Hungarian Oil & Gas PLC*	5,010	40,775
OTP Bank Nyrt*	2,993	164,664
Richter Gedeon Nyrt	1,924	54,875

(Cost $144,000)		260,314

India — 9.8%
ACC Ltd.	1,132	30,957
Adani Enterprises Ltd.*	3,733	67,662
Adani Green Energy Ltd.*	5,463	95,400
Adani Ports & Special Economic Zone Ltd.*	7,014	74,324
Adani Total Gas Ltd.*	3,698	68,685
Adani Transmission Ltd.*	3,693	74,936
Ambuja Cements Ltd.	9,334	42,003
Apollo Hospitals Enterprise Ltd.	1,231	53,712
Asian Paints Ltd.	5,133	210,451
Aurobindo Pharma Ltd.	3,761	51,682
Avenue Supermarts Ltd., 144A*	2,315	97,844
Axis Bank Ltd., GDR*	4,537	231,387
Axis Bank Ltd.*	8,075	83,471
Bajaj Auto Ltd.*	1,046	60,390
Bajaj Finance Ltd.*	3,679	285,108
Bajaj Finserv Ltd.*	554	90,064
Balkrishna Industries Ltd.	1,326	40,186
Bandhan Bank Ltd., 144A*	8,879	37,583
Berger Paints India Ltd.	3,036	33,676
Bharat Electronics Ltd.	16,114	32,262
Bharat Forge Ltd.*	3,034	28,319
Bharat Petroleum Corp. Ltd.	11,097	72,123
Bharti Airtel Ltd.	32,883	242,199
Biocon Ltd.*	4,787	25,589
Britannia Industries Ltd.	1,349	64,046
Cholamandalam Investment and Finance Co. Ltd.	5,414	40,950
Cipla Ltd.*	6,290	82,225
Coal India Ltd.	16,373	33,300
Colgate-Palmolive India Ltd.	1,797	42,572
Container Corp. Of India Ltd.	3,624	34,128
Dabur India Ltd.	6,683	49,734
Divi’s Laboratories Ltd.*	1,875	108,283
DLF Ltd.	8,537	33,908
Dr. Reddy’s Laboratories Ltd., ADR	1,701	121,400

	Number of Shares	Value
India (Continued)
Eicher Motors Ltd.*	1,925	$70,937
GAIL India Ltd.	19,395	42,717
Godrej Consumer Products Ltd.*	4,817	56,814
Grasim Industries Ltd.	3,491	70,721
Havells India Ltd.	2,677	37,997
HCL Technologies Ltd.	14,498	188,695
HDFC Asset Management Co. Ltd., 144A	687	28,211
HDFC Life Insurance Co. Ltd., 144A*	10,388	95,251
Hero MotoCorp Ltd.	1,713	70,940
Hindalco Industries Ltd.	22,172	120,366
Hindustan Petroleum Corp. Ltd.	8,113	31,247
Hindustan Unilever Ltd.	10,989	354,089
Housing Development Finance Corp. Ltd.	23,075	811,140
ICICI Bank Ltd., ADR*	10,048	180,965
ICICI Bank Ltd.*	48,771	445,082
ICICI Lombard General Insurance Co. Ltd., 144A	2,812	56,993
ICICI Prudential Life Insurance Co. Ltd., 144A*	4,780	36,481
Indian Oil Corp. Ltd.	23,637	35,558
Indraprastha Gas Ltd.	4,185	30,476
Indus Towers Ltd.	9,127	30,452
Info Edge India Ltd.*	1,037	62,050
Infosys Ltd.	45,711	877,272
InterGlobe Aviation Ltd., 144A*	1,449	35,094
Ipca Laboratories Ltd.	1,048	29,880
ITC Ltd.	41,250	123,030
JSW Steel Ltd.	11,946	116,939
Jubilant Foodworks Ltd.*	996	42,669
Kotak Mahindra Bank Ltd.*	7,420	184,697
Larsen & Toubro Infotech Ltd., 144A	741	40,226
Larsen & Toubro Ltd.	9,452	191,025
Lupin Ltd.	3,423	57,480
Mahindra & Mahindra Ltd.	11,041	122,835
Marico Ltd.	5,368	35,125
Maruti Suzuki India Ltd.	1,756	171,346
Motherson Sumi Systems Ltd.*	16,149	53,413
MRF Ltd.	31	35,704
Muthoot Finance Ltd.	1,858	33,556
Nestle India Ltd.	455	110,868
NTPC Ltd.	61,572	93,686
Oil & Natural Gas Corp. Ltd.	31,258	48,917
Page Industries Ltd.	88	37,159
Petronet LNG Ltd.	10,824	35,987
PI Industries Ltd.	1,242	44,721
Pidilite Industries Ltd.*	1,869	53,802
Piramal Enterprises Ltd.	1,350	33,762
Power Grid Corp. of India Ltd.	28,881	89,738
REC Ltd.	13,897	27,919
Reliance Industries Ltd., GDR, 144A	19,428	1,120,024
SBI Cards & Payment Services Ltd.*	2,349	33,801
SBI Life Insurance Co. Ltd., 144A	5,376	72,224
Shree Cement Ltd.*	148	56,202
Shriram Transport Finance Co. Ltd.	2,519	49,594
Siemens Ltd.	1,003	28,814
State Bank of India*	24,382	142,470

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
India (Continued)
Sun Pharmaceutical Industries Ltd.	10,739	$98,824
Tata Consultancy Services Ltd.	12,430	540,717
Tata Consumer Products Ltd.	8,602	78,632
Tata Motors Ltd., ADR*	5,045	109,628
Tata Steel Ltd.	8,448	130,944
Tech Mahindra Ltd.	8,351	117,482
Titan Co. Ltd.	4,520	99,350
Torrent Pharmaceuticals Ltd.	745	28,122
Trent Ltd.	2,702	31,687
UltraTech Cement Ltd.	1,322	122,111
United Spirits Ltd.*	3,941	33,236
UPL Ltd.	7,062	79,262
Vedanta Ltd.	15,546	58,697
Wipro Ltd.	9,805	72,779
Wipro Ltd., ADR	8,076	64,043
Yes Bank Ltd.*	143,204	26,621

(Cost $7,085,602)		11,519,855

Indonesia — 1.2%
Aneka Tambang Tbk	113,639	19,497
PT Adaro Energy Tbk	136,829	11,402
PT Astra International Tbk	285,566	104,988
PT Bank Central Asia Tbk	147,058	328,254
PT Bank Mandiri Persero Tbk	259,019	108,832
PT Bank Negara Indonesia Persero Tbk	117,585	44,465
PT Bank Rakyat Indonesia Persero Tbk	764,082	227,940
PT Barito Pacific Tbk	422,704	26,641
PT Charoen Pokphand Indonesia Tbk	103,073	48,722
PT Gudang Garam Tbk*	7,472	17,346
PT Indah Kiat Pulp & Paper Tbk	35,961	21,405
PT Indocement Tunggal Prakarsa Tbk	20,906	17,714
PT Indofood CBP Sukses Makmur Tbk	32,763	18,814
PT Indofood Sukses Makmur Tbk	54,381	24,182
PT Kalbe Farma Tbk	260,804	26,482
PT Merdeka Copper Gold Tbk*	109,599	20,723
PT Sarana Menara Nusantara Tbk	255,514	21,024
PT Semen Indonesia Persero Tbk	47,416	32,208
PT Telkom Indonesia Persero Tbk	632,724	152,421
PT Tower Bersama Infrastructure Tbk	104,236	18,906
PT Unilever Indonesia Tbk	104,455	42,791
PT United Tractors Tbk	23,524	37,148

(Cost $1,316,660)		1,371,905

Kuwait — 0.5%
Agility Public Warehousing Co. KSC	16,088	49,152
Boubyan Bank KSCP*	18,057	40,280
Kuwait Finance House KSCP	62,601	155,046
Mabanee Co KPSC	5,053	11,927
Mobile Telecommunications Co. KSC	27,185	53,773
National Bank of Kuwait SAKP	93,646	258,398

(Cost $498,631)		568,576

Luxembourg — 0.0%
Reinet Investments SCA (Cost $36,895)	1,964	40,801

Malaysia — 1.3%
AMMB Holdings Bhd	19,746	13,644

	Number of Shares	Value
Malaysia (Continued)
Axiata Group Bhd	40,099	$35,972
CIMB Group Holdings Bhd	91,667	95,123
Dialog Group Bhd	54,836	38,423
DiGi.Com Bhd	42,860	44,268
Fraser & Neave Holdings Bhd	1,800	11,609
Genting Bhd	30,067	35,574
Genting Malaysia Bhd	45,934	31,072
HAP Seng Consolidated Bhd	8,151	16,047
Hartalega Holdings Bhd	24,702	53,902
Hong Leong Bank Bhd	9,641	43,010
Hong Leong Financial Group Bhd	2,700	11,482
IHH Healthcare Bhd	18,435	23,689
IOI Corp. Bhd	30,394	30,140
Kossan Rubber Industries	13,100	12,863
Kuala Lumpur Kepong Bhd	6,510	35,040
Malayan Banking Bhd	52,165	103,457
Malaysia Airports Holdings Bhd*	16,200	21,956
Maxis Bhd	30,096	33,931
MISC Bhd	19,200	31,981
Nestle Malaysia Bhd	800	26,476
Petronas Chemicals Group Bhd	31,924	62,308
Petronas Dagangan Bhd	3,604	16,515
Petronas Gas Bhd	10,235	40,200
PPB Group Bhd	9,462	42,487
Press Metal Aluminium Holdings Bhd	37,000	46,648
Public Bank Bhd	201,810	205,993
QL Resources Bhd	17,100	24,876
RHB Bank Bhd	22,853	29,366
Sime Darby Bhd	34,123	18,946
Sime Darby Plantation Bhd	26,823	29,590
Supermax Corp. Bhd	18,824	18,849
Telekom Malaysia Bhd	13,245	19,749
Tenaga Nasional Bhd	30,205	72,867
Top Glove Corp. Bhd	69,000	86,658
Westports Holdings Bhd	14,807	15,473

(Cost $1,450,559)		1,480,184

Mexico — 1.8%
America Movil SAB de CV, Series L	459,510	359,324
Arca Continental SAB de CV	6,247	35,443
Becle SAB de CV	8,322	20,964
Cemex SAB de CV, Series CPO*	200,634	169,276
Coca-Cola Femsa SAB de CV	8,078	40,208
Fibra Uno Administracion SA de CV REIT	46,548	55,206
Fomento Economico Mexicano SAB de CV	26,849	225,570
Gruma SAB de CV, Class B	3,116	33,944
Grupo Aeroportuario del Pacifico SAB de CV, Class B*	5,542	59,826
Grupo Aeroportuario del Sureste SAB de CV, Class B*	2,856	52,074
Grupo Bimbo SAB de CV, Series A	22,078	48,591
Grupo Carso SAB de CV, Series A1*	6,458	19,539
Grupo Financiero Banorte SAB de CV, Class O	34,404	237,395
Grupo Financiero Inbursa SAB de CV, Class O*	25,079	25,464

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Mexico (Continued)
Grupo Mexico SAB de CV, Series B	40,888	$199,350
Grupo Televisa SAB, Series CPO	30,756	81,660
Industrias Penoles SAB de CV*	2,106	31,984
Kimberly-Clark de Mexico SAB de CV, Class A	23,249	42,089
Megacable Holdings SAB de CV, Series CPO	3,395	12,935
Orbia Advance Corp. SAB de CV	15,842	44,853
Promotora y Operadora de Infraestructura SAB de CV	2,573	20,622
Telesites SAB de CV*	13,364	13,294
Wal-Mart de Mexico SAB de CV	69,623	228,536

(Cost $2,210,375)		2,058,147

Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR*	3,092	35,620
Credicorp Ltd.*	927	127,434
Southern Copper Corp.	1,205	84,037

(Cost $240,105)		247,091

Philippines — 0.6%
Aboitiz Equity Ventures, Inc.	20,990	17,758
Ayala Corp.	3,576	59,531
Ayala Land, Inc.	113,224	81,663
Bank of the Philippine Islands	20,664	36,393
BDO Unibank, Inc.	24,745	53,801
Globe Telecom, Inc.	414	15,676
GT Capital Holdings, Inc.	1,465	18,122
International Container Terminal Services, Inc.	15,272	45,821
JG Summit Holdings, Inc.	40,104	47,928
Jollibee Foods Corp.	6,633	26,827
Manila Electric Co.	3,510	20,871
Metro Pacific Investments Corp.	182,127	15,198
Metropolitan Bank & Trust Co.	26,512	26,682
PLDT, Inc.	986	27,185
SM Investments Corp.	3,263	66,361
SM Prime Holdings, Inc.	139,591	105,363
Universal Robina Corp.	12,509	36,456

(Cost $785,078)		701,636

Poland — 0.7%
Allegro.eu SA, 144A*	4,702	74,000
Bank Polska Kasa Opieki SA*	2,618	68,570
CD Projekt SA	808	37,214
Cyfrowy Polsat SA	4,206	35,014
Dino Polska SA, 144A*	718	55,774
KGHM Polska Miedz SA*	1,948	107,402
LPP SA*	15	45,855
Orange Polska SA*	8,280	15,029
PGE Polska Grupa Energetyczna SA*	9,597	26,158
Polski Koncern Naftowy ORLEN SA	3,563	79,551
Polskie Gornictwo Naftowe i Gazownictwo SA	25,792	46,378
Powszechna Kasa Oszczednosci Bank Polski SA*	11,835	131,376
Powszechny Zaklad Ubezpieczen SA*	8,388	84,847

	Number of Shares	Value
Poland (Continued)
Santander Bank Polska SA*	455	$33,159

(Cost $760,580)		840,327

Qatar — 0.6%
Barwa Real Estate Co.	28,937	25,213
Commercial Bank PSQC	26,336	38,691
Industries Qatar QSC	20,027	70,998
Masraf Al Rayan QSC	51,333	62,727
Mesaieed Petrochemical Holding Co.	62,058	32,106
Ooredoo QPSC	9,806	18,588
Qatar Electricity & Water Co. QSC	5,528	24,333
Qatar Fuel QSC	7,300	35,882
Qatar Gas Transport Co. Ltd.	31,239	26,593
Qatar International Islamic Bank QSC	12,040	31,518
Qatar Islamic Bank SAQ	14,886	70,717
Qatar National Bank QPSC	60,109	292,156

(Cost $606,392)		729,522

Romania — 0.0%
NEPI Rockcastle PLC (Cost $82,796)	6,179	43,229

Russia — 2.9%
Alrosa PJSC	33,424	53,390
Gazprom PJSC	158,290	561,365
Inter RAO UES PJSC*	472,752	32,518
LUKOIL PJSC	3,307	270,000
LUKOIL PJSC, ADR	2,221	180,923
Magnit PJSC, GDR	4,165	63,599
Mail.Ru Group Ltd., GDR*	1,390	31,638
MMC Norilsk Nickel PJSC	850	304,954
Mobile TeleSystems PJSC, ADR	6,351	57,921
Moscow Exchange MICEX-RTS PJSC	19,968	45,689
Novatek PJSC, GDR	1,233	245,922
Novolipetsk Steel PJSC	20,396	72,586
PhosAgro PJSC, GDR	2,070	42,352
Polyus PJSC	458	98,803
Rosneft Oil Co. PJSC	517	3,731
Rosneft Oil Co. PJSC, GDR	14,969	106,250
Sberbank of Russia PJSC	144,680	610,536
Severstal PAO, GDR	2,164	49,858
Severstal PAO	680	15,574
Surgutneftegas PJSC, ADR	10,431	51,216
Tatneft PJSC	19,758	134,007
VTB Bank PJSC, GDR	3,169	4,221
VTB Bank PJSC	34,484,266	22,842
X5 Retail Group NV, GDR	1,683	50,898
Yandex NV, Class A*	4,050	272,129

(Cost $2,606,636)		3,382,922

Saudi Arabia — 2.7%
Abdullah Al Othaim Markets Co.	731	25,183
Advanced Petrochemical Co.	1,740	37,999
Al Rajhi Bank	16,550	455,420
Alinma Bank	11,926	63,791
Almarai Co. JSC	3,293	48,469
Arab National Bank	8,112	48,019
Bank AlBilad*	5,030	50,698

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Saudi Arabia (Continued)
Bank Al-Jazira*	6,916	$34,043
Banque Saudi Fransi	7,845	75,934
Bupa Arabia for Cooperative Insurance Co.*	776	24,416
Co. for Cooperative Insurance	703	15,052
Dar Al Arkan Real Estate Development Co.*	9,461	26,136
Dr Sulaiman Al Habib Medical Services Group Co.	464	20,291
Emaar Economic City*	6,611	19,884
Etihad Etisalat Co.	5,272	46,460
Jarir Marketing Co.	656	36,733
Mobile Telecommunications Co. Saudi Arabia*	6,923	26,988
Mouwasat Medical Services Co.	594	29,238
National Industrialization Co.*	5,760	28,844
National Petrochemical Co.	1,664	20,854
Rabigh Refining & Petrochemical Co.*	3,791	22,704
Riyad Bank	18,484	129,624
SABIC Agri-Nutrients Co.	2,813	77,108
Sahara International Petrochemical Co.	4,966	38,202
Saudi Arabian Mining Co.*	5,916	93,071
Saudi Arabian Oil Co., 144A	29,379	276,532
Saudi Basic Industries Corp.	11,890	393,765
Saudi British Bank*	11,131	90,673
Saudi Cement Co.	1,309	22,932
Saudi Electricity Co.	11,689	76,985
Saudi Industrial Investment Group	2,995	30,107
Saudi Kayan Petrochemical Co.*	9,476	44,925
Saudi National Bank	29,157	412,830
Saudi Telecom Co.	8,112	269,513
Savola Group	3,548	38,599
Yanbu National Petrochemical Co.	3,087	57,126

(Cost $2,654,300)		3,209,148

Singapore — 0.0%
BOC Aviation Ltd., 144A (Cost $17,324)	2,787	24,777

South Africa — 3.7%
Absa Group Ltd.*	9,985	103,989
African Rainbow Minerals Ltd.	1,410	27,278
Anglo American Platinum Ltd.	755	99,890
AngloGold Ashanti Ltd.	5,863	145,148
Aspen Pharmacare Holdings Ltd.*	5,190	60,787
Bid Corp. Ltd.*	4,178	88,273
Bidvest Group Ltd.	3,568	50,417
Capitec Bank Holdings Ltd.	1,083	131,320
Clicks Group Ltd.	3,554	66,575
Discovery Ltd.*	5,737	58,675
Exxaro Resources Ltd.	3,802	42,553
FirstRand Ltd.	64,303	262,241
Gold Fields Ltd.	12,201	154,067
Growthpoint Properties Ltd. REIT	41,716	43,852
Harmony Gold Mining Co. Ltd.	8,047	43,325
Impala Platinum Holdings Ltd.	10,480	190,979
Kumba Iron Ore Ltd.	911	42,413
Mr Price Group Ltd.	3,616	61,370

	Number of Shares	Value
South Africa (Continued)
MTN Group*	22,720	$164,356
MultiChoice Group	4,672	46,845
Naspers Ltd., Class N	5,856	1,299,296
Nedbank Group Ltd.*	5,125	60,771
Northam Platinum Ltd.*	5,049	85,610
Old Mutual Ltd.	65,382	68,016
Rand Merchant Investment Holdings Ltd.	12,149	28,582
Remgro Ltd.	5,960	51,868
Sanlam Ltd.	25,204	109,094
Sasol Ltd.*	7,313	119,125
Shoprite Holdings Ltd.	6,685	75,189
Sibanye Stillwater Ltd.	37,249	176,432
SPAR Group Ltd.	2,849	39,609
Standard Bank Group Ltd.	17,661	174,320
Tiger Brands Ltd.	1,943	31,280
Vodacom Group Ltd.	8,848	84,217
Woolworths Holdings Ltd.*	14,243	57,765

(Cost $4,180,727)		4,345,527

South Korea — 12.1%
Alteogen, Inc.*	406	26,676
Amorepacific Corp.	454	117,275
AMOREPACIFIC Group	288	20,141
BGF retail Co. Ltd.	104	16,989
Celltrion Healthcare Co. Ltd.*	1,110	120,886
Celltrion Pharm, Inc.*	167	20,938
Celltrion, Inc.*	1,288	318,218
Cheil Worldwide, Inc.	1,128	26,295
CJ CheilJedang Corp.	109	47,924
CJ Corp.	217	22,363
CJ ENM Co. Ltd.	150	22,317
CJ Logistics Corp.*	115	17,596
Coway Co. Ltd.	687	51,445
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	540	16,379
DB Insurance Co. Ltd.	721	32,901
Doosan Bobcat, Inc.*	736	33,983
Doosan Heavy Industries & Construction Co. Ltd.*	2,582	46,246
Douzone Bizon Co. Ltd.	297	22,107
E-MART, Inc.	265	37,924
Fila Holdings Corp.	630	30,903
Green Cross Corp.	76	23,360
GS Engineering & Construction Corp.	948	38,183
GS Holdings Corp.	566	23,485
Hana Financial Group, Inc.	3,898	163,316
Hankook Tire & Technology Co. Ltd.	905	39,831
Hanmi Pharm. Co. Ltd.	92	29,437
Hanon Systems	2,237	34,127
Hanwha Solutions Corp.*	1,643	66,545
HLB, Inc.*	1,190	36,844
HMM Co. Ltd.*	3,489	150,419
Hotel Shilla Co. Ltd.	447	40,836
HYBE Co. Ltd.*	124	29,576
Hyundai Engineering & Construction Co. Ltd.	1,122	57,966
Hyundai Glovis Co. Ltd.	240	40,826

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
South Korea (Continued)
Hyundai Heavy Industries Holdings Co. Ltd.	630	$39,976
Hyundai Mobis Co. Ltd.	904	227,820
Hyundai Motor Co.	1,839	388,970
Hyundai Steel Co.	1,290	62,001
Industrial Bank of Korea	3,942	38,318
Kakao Corp.	4,166	461,202
Kangwon Land, Inc.*	1,556	40,264
KB Financial Group, Inc.	5,244	277,528
Kia Corp.	3,500	269,655
KMW Co. Ltd.*	432	21,191
Korea Aerospace Industries Ltd.	1,058	32,519
Korea Electric Power Corp.	3,252	75,516
Korea Investment Holdings Co. Ltd.	603	56,444
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	523	67,078
Korea Zinc Co. Ltd.	115	46,733
Korean Air Lines Co. Ltd.*	1,923	55,299
KT&G Corp.	1,562	118,515
Kumho Petrochemical Co. Ltd.	233	48,548
LG Chem Ltd.	615	453,341
LG Corp.	1,150	104,541
LG Display Co. Ltd.*	3,207	69,275
LG Electronics, Inc.	1,411	193,035
LG Household & Health Care Ltd.	121	169,784
LG Innotek Co. Ltd.	198	36,444
LG Uplus Corp.	2,875	39,073
Lotte Chemical Corp.	219	54,994
Lotte Shopping Co. Ltd.	83	9,077
Meritz Securities Co. Ltd.	2,531	10,228
Mirae Asset Securities Co. Ltd.	3,238	28,852
NAVER Corp.	1,656	540,300
NCSoft Corp.	229	178,905
Netmarble Corp., 144A	328	41,183
NH Investment & Securities Co. Ltd.	1,159	13,717
Orion Corp.	347	37,322
Pan Ocean Co. Ltd.	3,807	23,334
Pearl Abyss Corp.*	445	24,272
POSCO	982	313,766
POSCO Chemical Co. Ltd.	387	50,506
S-1 Corp.	230	16,768
Samsung Biologics Co. Ltd., 144A*	230	174,925
Samsung C&T Corp.	1,177	146,721
Samsung Electro-Mechanics Co. Ltd.	783	120,158
Samsung Electronics Co. Ltd.	64,145	4,647,561
Samsung Engineering Co. Ltd.*	2,081	35,400
Samsung Fire & Marine Insurance Co. Ltd.	433	82,426
Samsung Heavy Industries Co. Ltd.*	6,355	34,605
Samsung Life Insurance Co. Ltd.	974	73,463
Samsung SDI Co. Ltd.	739	409,059
Samsung SDS Co. Ltd.	492	80,373
Samsung Securities Co. Ltd.	998	42,622
Seegene, Inc.	488	29,735
Shin Poong Pharmaceutical Co. Ltd.	415	24,167
Shinhan Financial Group Co. Ltd.	5,868	224,199
Shinsegae, Inc.	112	32,409

	Number of Shares	Value
South Korea (Continued)
SK Biopharmaceuticals Co. Ltd.*	348	$35,550
SK Chemicals Co. Ltd.	109	24,870
SK Holdings Co. Ltd.	419	99,937
SK Hynix, Inc.	7,348	839,923
SK Innovation Co. Ltd.*	684	163,143
SK Telecom Co. Ltd.	554	158,065
SKC Co. Ltd.	270	30,984
S-Oil Corp.*	602	50,715
Woori Financial Group, Inc.	6,821	68,452
Yuhan Corp.	552	32,642

(Cost $6,336,251)		14,222,655

Taiwan — 13.5%
Accton Technology Corp.	6,868	76,505
Acer, Inc.	39,784	45,974
Advantech Co. Ltd.	5,387	64,301
ASE Technology Holding Co. Ltd.	44,838	181,106
Asia Cement Corp.	32,504	61,111
ASMedia Technology, Inc.	391	21,388
Asustek Computer, Inc.	9,364	133,989
AU Optronics Corp.*	109,206	102,263
Catcher Technology Co. Ltd.	10,052	67,001
Cathay Financial Holding Co. Ltd.	107,490	217,667
Chailease Holding Co. Ltd.	16,290	123,038
Chang Hwa Commercial Bank Ltd.	44,149	26,948
Cheng Shin Rubber Industry Co. Ltd.	26,269	44,392
China Development Financial Holding Corp.	174,061	78,502
China Life Insurance Co. Ltd.	23,895	21,424
China Steel Corp.	159,955	214,104
Chunghwa Telecom Co. Ltd.	52,110	214,254
Compal Electronics, Inc.	54,877	46,617
CTBC Financial Holding Co. Ltd.	245,038	204,605
Delta Electronics, Inc.	26,146	280,356
E.Sun Financial Holding Co. Ltd.	147,586	136,599
Eclat Textile Co. Ltd.	2,394	55,937
Evergreen Marine Corp. Taiwan Ltd.*	35,232	125,842
Far Eastern New Century Corp.	42,748	49,012
Far EasTone Telecommunications Co. Ltd.	20,635	48,140
Feng TAY Enterprise Co. Ltd.	4,977	43,451
First Financial Holding Co. Ltd.	127,832	101,877
Formosa Chemicals & Fibre Corp.	45,681	141,652
Formosa Petrochemical Corp.	15,248	55,236
Formosa Plastics Corp.	50,494	189,318
Foxconn Technology Co. Ltd.	12,654	29,933
Fubon Financial Holding Co. Ltd.	88,028	230,553
Giant Manufacturing Co. Ltd.	4,483	53,754
Globalwafers Co. Ltd.	2,906	88,322
Hiwin Technologies Corp.	3,463	46,165
Hon Hai Precision Industry Co. Ltd.	167,481	688,611
Hotai Motor Co. Ltd.	4,289	88,561
Hua Nan Financial Holdings Co. Ltd.	118,379	78,262
Innolux Corp.*	112,949	99,631
Inventec Corp.	35,596	33,333
Largan Precision Co. Ltd.	1,392	152,790
Lite-On Technology Corp.	30,628	73,450

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Taiwan (Continued)
MediaTek, Inc.	20,417	$735,914
Mega Financial Holding Co. Ltd.	146,698	175,899
Micro-Star International Co. Ltd.	9,712	58,226
Nan Ya Plastics Corp.	67,959	207,779
Nan Ya Printed Circuit Board Corp.*	2,998	35,893
Nanya Technology Corp.	17,440	51,742
Nien Made Enterprise Co. Ltd.	2,302	33,982
Novatek Microelectronics Corp.	7,759	150,093
Oneness Biotech Co. Ltd.*	2,888	21,395
Pegatron Corp.	25,770	68,614
Phison Electronics Corp.	2,155	38,096
Pou Chen Corp.	34,990	47,722
Powertech Technology, Inc.	9,609	37,246
President Chain Store Corp.	7,911	75,800
Quanta Computer, Inc.	34,191	111,101
Realtek Semiconductor Corp.	6,265	113,249
Ruentex Development Co. Ltd.	13,479	25,635
Shanghai Commercial & Savings Bank Ltd.	47,930	78,827
Shin Kong Financial Holding Co. Ltd.	131,686	47,942
SinoPac Financial Holdings Co. Ltd.	140,821	69,122
Synnex Technology International Corp.	17,611	38,150
Taishin Financial Holding Co. Ltd.	138,613	74,315
Taiwan Business Bank	95,968	33,409
Taiwan Cement Corp.	66,446	124,203
Taiwan Cooperative Financial Holding Co. Ltd.	132,249	100,366
Taiwan High Speed Rail Corp.	31,647	33,762
Taiwan Mobile Co. Ltd.	22,484	81,856
Taiwan Semiconductor Manufacturing Co. Ltd.	330,960	7,157,512
Unimicron Technology Corp.	16,351	66,636
Uni-President Enterprises Corp.	63,805	170,116
United Microelectronics Corp.	158,273	303,875
Vanguard International Semiconductor Corp.	13,220	56,510
Walsin Technology Corp.	4,766	36,256
Wan Hai Lines Ltd.	7,500	39,395
Win Semiconductors Corp.	4,634	54,725
Winbond Electronics Corp.	41,152	50,909
Wistron Corp.	40,059	44,623
Wiwynn Corp.	1,192	40,201
WPG Holdings Ltd.	20,461	38,469
Yageo Corp.	5,110	93,481
Yang Ming Marine Transport Corp.*	21,480	79,757
Yuanta Financial Holding Co. Ltd.	123,696	114,712
Zhen Ding Technology Holding Ltd.	8,896	31,259

(Cost $6,225,680)		15,884,748

Thailand — 1.6%
Advanced Info Service PCL, NVDR	15,774	85,094
Airports of Thailand PCL, NVDR	58,900	118,799
Asset World Corp. PCL, NVDR*	85,500	13,084
B Grimm Power PCL, NVDR	10,300	14,592
Bangkok Bank PCL, NVDR	8,146	29,992
Bangkok Commercial Asset Management PCL, NVDR	24,200	14,643

	Number of Shares	Value
Thailand (Continued)
Bangkok Dusit Medical Services PCL, NVDR	137,900	$95,362
Bangkok Expressway & Metro PCL, NVDR	102,600	26,935
Berli Jucker PCL, NVDR	18,000	20,026
BTS Group Holdings PCL, NVDR	118,344	34,668
Bumrungrad Hospital PCL, NVDR	5,400	22,821
Carabao Group PCL, NVDR	4,100	17,392
Central Pattana PCL, NVDR	25,700	41,757
Central Retail Corp. PCL, NVDR	26,600	28,316
Charoen Pokphand Foods PCL, NVDR	51,243	44,705
CP ALL PCL, NVDR	78,100	151,899
Delta Electronics Thailand PCL, NVDR	4,500	83,560
Electricity Generating PCL, NVDR	3,400	19,049
Energy Absolute PCL, NVDR	21,400	41,279
Global Power Synergy PCL, NVDR	10,300	24,072
Gulf Energy Development PCL, NVDR	39,350	42,518
Home Product Center PCL, NVDR	92,400	41,119
Indorama Ventures PCL, NVDR	26,597	38,957
Intouch Holdings PCL, NVDR	27,200	55,950
Kasikornbank PCL, NVDR	4,179	15,921
Krung Thai Bank PCL, NVDR	37,706	13,158
Krungthai Card PCL, NVDR	10,700	25,007
Land & Houses PCL, NVDR	116,600	30,051
Minor International PCL, NVDR*	39,841	40,817
Muangthai Capital PCL, NVDR	9,600	19,056
Osotspa PCL, NVDR	10,300	12,201
PTT Exploration & Production PCL, NVDR	18,713	70,994
PTT Global Chemical PCL, NVDR	29,000	58,724
PTT Oil & Retail Business PCL, NVDR	40,200	38,611
PTT PCL	13,200	16,693
PTT PCL, NVDR	123,380	156,027
Ratch Group PCL, NVDR	10,700	17,557
SCG Packaging PCL, NVDR	15,000	26,533
Siam Cement PCL	4,758	66,720
Siam Cement PCL, NVDR	5,300	74,321
Siam Commercial Bank PCL, NVDR	10,298	33,794
Sri Trang Gloves Thailand PCL, NVDR	10,800	15,127
Srisawad Corp. PCL, NVDR	10,300	24,814
Thai Oil PCL, NVDR	17,157	32,408
Thai Union Group PCL, NVDR	37,300	21,256
True Corp. PCL, NVDR	178,000	18,008

(Cost $1,904,644)		1,934,387

Turkey — 0.2%
Akbank TAS	42,824	26,241
Aselsan Elektronik Sanayi Ve Ticaret AS	10,064	17,670
BIM Birlesik Magazalar AS	5,676	42,773
Eregli Demir ve Celik Fabrikalari TAS	21,172	47,976
Ford Otomotiv Sanayi AS	882	18,074
KOC Holding AS	9,439	20,666
Turkcell Iletisim Hizmetleri AS	12,639	23,591
Turkiye Garanti Bankasi AS	31,150	29,329
Turkiye Is Bankasi AS, Class C	22,190	13,309
Turkiye Petrol Rafinerileri AS*	1,900	21,796

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Turkey (Continued)
Turkiye Sise ve Cam Fabrikalari AS	20,540	$18,758

(Cost $571,846)		280,183

United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank PJSC	39,707	73,406
Abu Dhabi Islamic Bank PJSC	14,540	21,931
Abu Dhabi National Oil Co. for Distribution PJSC	33,083	35,939
Aldar Properties PJSC	50,931	50,614
Dubai Islamic Bank PJSC	26,204	34,031
Emaar Properties PJSC	48,962	52,656
Emirates NBD Bank PJSC	35,327	132,732
Emirates Telecommunications Group Co. PJSC	22,735	134,074
First Abu Dhabi Bank PJSC	58,347	267,835

(Cost $654,643)		803,218

Uruguay — 0.1%
Globant SA* (Cost $51,222)	522	113,728

TOTAL COMMON STOCKS (Cost $71,158,487)		113,135,000

PREFERRED STOCKS — 2.2%
Brazil — 1.3%
Alpargatas SA*	2,267	20,460
Banco Bradesco SA	64,059	323,737
Bradespar SA	3,213	43,666
Braskem SA, Class A*	2,399	22,925
Centrais Eletricas Brasileiras SA, Class B	4,441	36,937
Cia Energetica de Minas Gerais	16,491	42,741
Cia Paranaense de Energia	16,870	20,541
Gerdau SA	14,792	92,935
Itau Unibanco Holding SA	66,414	374,424
Itausa SA	60,064	124,491
Lojas Americanas SA	12,279	46,611
Petroleo Brasileiro SA	63,494	325,607

(Cost $1,163,179)		1,475,075

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Class B (Cost $41,297)	1,920	86,251

Colombia — 0.0%
Bancolombia SA (Cost $65,670)	6,907	51,412

Russia — 0.1%
Surgutneftegas PJSC (Cost $53,938)	97,943	62,148

South Korea — 0.7%
AMOREPACIFIC Group	37	1,698
Hyundai Motor Co.	350	34,967
Hyundai Motor Co. — 2nd Preferred	535	53,931
LG Chem Ltd.	106	35,491
LG Household & Health Care Ltd.	30	19,441

	Number of Shares		Value
South Korea (Continued)
Samsung Electronics Co. Ltd.		11,094	$728,916

(Cost $278,210)			874,444

TOTAL PREFERRED STOCKS (Cost $1,602,294)			2,549,330

	Principal Amount
CORPORATE BONDS — 0.0%
India — 0.0%
Britannia Industries Ltd.
8.00%, 8/28/22	INR	29,160	420
5.50%, 6/3/24 (b)	INR	45,965	633

(Cost $1,042)			1,053

TOTAL CORPORATE BONDS (Cost $1,042)			1,053

	Number of Shares
WARRANTS — 0.0%
Thailand — 0.0%
Minor International PCL*, expires 5/5/23		1,374	215
Minor International PCL*, expires 2/15/24		1,245	167
Minor International PCL*, expires 9/30/21		2,475	53
Srisawad Corp. PCL*, expires 8/29/25		432	231

(Cost $0)			666

TOTAL WARRANTS (Cost $0)			666

EXCHANGE-TRADED FUNDS — 0.0%
Global X MSCI Pakistan ETF (Cost $33,215)		875	27,213

SECURITIES LENDING COLLATERAL — 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $1,406,061)		1,406,061	1,406,061

CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c) (Cost $217,017)		217,017	217,017

TOTAL INVESTMENTS — 99.9% (Cost $74,418,116)			$117,336,340
Other assets and liabilities, net — 0.1%			118,273

NET ASSETS — 100.0%			$117,454,613

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
SECURITIES LENDING COLLATERAL — 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
404,374	1,001,687	(e)	—	—	—	177	—	1,406,061	1,406,061
CASH EQUIVALENTS — 0.2%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
1,075,539	20,825,543		(21,684,065)	—	—	624	—	217,017	217,017

1,479,913	21,827,230		(21,684,065)	—	—	801	—	1,623,078	1,623,078

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $2,190,678, which is 1.9% of net assets.

(b)	Investment was valued using significant unobservable inputs.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $858,086.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

ADR:	American Depositary Receipt
CPO:	Ordinary Participation Certificates
GDR:	Global Depositary Receipt
JSC:	Joint Stock Company
KSC:	Kuwait Shareholding Company
KSCP:	Kuwait Shareholding Company Public
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
PSQC:	Public Shareholders Qatari Company
QPSC:	Qatari Public Shareholders Company
QSC:	Qatari Shareholders Company
REIT:	Real Estate Investment Trust
SAE:	Societe Anonyme Egyptienne
SAQ:	Societe Anonyme Qatar
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
MSCI Emerging Markets Index Futures	USD	31	$2,080,200	$2,109,395	6/18/2021	$29,195

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	AED	2,315,500	USD	630,385	$—	$(42)
Citigroup Global Markets	6/3/2021	CLP	363,705,300	USD	509,167	5,685	—
RBC Capital Markets	6/3/2021	CLP	95,364,400	USD	133,498	1,484	—
JP Morgan & Chase Co.	6/3/2021	CNH	17,237,700	USD	2,659,954	—	(44,004)
JP Morgan & Chase Co.	6/3/2021	CNH	1,611,000	USD	248,585	—	(4,121)
RBC Capital Markets	6/3/2021	CNH	17,335,400	USD	2,675,060	—	(44,224)
Citigroup Global Markets	6/3/2021	COP	669,847,400	USD	178,764	—	(1,850)
JP Morgan & Chase Co.	6/3/2021	CZK	2,364,000	USD	109,979	—	(3,700)

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	EGP	1,817,600	USD	115,367	$—	$(532)
JP Morgan & Chase Co.	6/3/2021	EUR	85,800	USD	103,345	—	(1,582)
Citigroup Global Markets	6/3/2021	HKD	67,957,800	USD	8,750,232	—	(5,639)
JP Morgan & Chase Co.	6/3/2021	HKD	67,853,400	USD	8,736,947	—	(5,473)
RBC Capital Markets	6/3/2021	HKD	57,919,300	USD	7,457,821	—	(4,662)
RBC Capital Markets	6/3/2021	HKD	11,596,000	USD	1,493,096	—	(965)
JP Morgan & Chase Co.	6/3/2021	HUF	26,696,000	USD	89,193	—	(4,861)
RBC Capital Markets	6/3/2021	HUF	44,286,400	USD	147,957	—	(8,070)
Citigroup Global Markets	6/3/2021	INR	415,766,500	USD	5,582,107	—	(140,340)
Citigroup Global Markets	6/3/2021	INR	37,961,000	USD	510,462	—	(12,019)
JP Morgan & Chase Co.	6/3/2021	INR	402,343,100	USD	5,403,843	—	(133,850)
JP Morgan & Chase Co.	6/3/2021	KRW	8,513,652,700	USD	7,655,474	—	(7,307)
JP Morgan & Chase Co.	6/3/2021	KRW	679,296,000	USD	608,574	—	(2,832)
RBC Capital Markets	6/3/2021	KRW	9,150,564,400	USD	8,227,075	—	(8,964)
Citigroup Global Markets	6/3/2021	KWD	175,000	USD	580,450	—	(1,279)
Citigroup Global Markets	6/3/2021	MXN	13,916,900	USD	687,543	—	(10,714)
JP Morgan & Chase Co.	6/3/2021	MXN	14,587,300	USD	720,741	—	(11,152)
RBC Capital Markets	6/3/2021	MXN	13,253,500	USD	654,769	—	(10,203)
RBC Capital Markets	6/3/2021	MYR	6,765,000	USD	1,650,403	10,412	—
Citigroup Global Markets	6/3/2021	PHP	21,003,200	USD	432,200	—	(8,122)
JP Morgan & Chase Co.	6/3/2021	PHP	423,100	USD	8,744	—	(126)
RBC Capital Markets	6/3/2021	PHP	16,343,200	USD	337,704	—	(4,923)
Citigroup Global Markets	6/3/2021	QAR	2,784,600	USD	764,538	—	(85)
Citigroup Global Markets	6/3/2021	RUB	136,734,500	USD	1,817,468	—	(43,634)
JP Morgan & Chase Co.	6/3/2021	RUB	126,346,500	USD	1,678,767	—	(40,944)
JP Morgan & Chase Co.	6/3/2021	RUB	9,940,000	USD	131,881	—	(3,413)
JP Morgan & Chase Co.	6/3/2021	TRY	925,200	USD	109,960	1,113	—
RBC Capital Markets	6/3/2021	TRY	2,139,100	USD	253,899	2,242	—
Citigroup Global Markets	6/3/2021	TWD	34,963,000	USD	1,255,855	—	(10,705)
Citigroup Global Markets	6/3/2021	TWD	145,424,700	USD	5,227,344	—	(40,770)
JP Morgan & Chase Co.	6/3/2021	TWD	149,584,300	USD	5,375,896	—	(42,902)
RBC Capital Markets	6/3/2021	TWD	165,041,700	USD	5,929,287	—	(49,467)
Citigroup Global Markets	6/3/2021	USD	630,428	AED	2,315,500	—	(1)
Citigroup Global Markets	6/3/2021	USD	503,967	CLP	363,705,300	—	(485)
RBC Capital Markets	6/3/2021	USD	132,150	CLP	95,364,400	—	(136)
JP Morgan & Chase Co.	6/3/2021	USD	2,957,772	CNH	18,848,700	—	(1,108)
RBC Capital Markets	6/3/2021	USD	236,406	CNH	1,536,000	4,536	—
RBC Capital Markets	6/3/2021	USD	2,479,139	CNH	15,799,400	—	(797)
Citigroup Global Markets	6/3/2021	USD	180,649	COP	669,847,400	—	(35)
JP Morgan & Chase Co.	6/3/2021	USD	113,601	CZK	2,364,000	79	—
Citigroup Global Markets	6/3/2021	USD	115,992	EGP	1,817,600	—	(94)
JP Morgan & Chase Co.	6/3/2021	USD	104,903	EUR	85,800	23	—
Citigroup Global Markets	6/3/2021	USD	8,755,993	HKD	67,957,800	—	(122)
JP Morgan & Chase Co.	6/3/2021	USD	8,742,530	HKD	67,853,400	—	(110)
RBC Capital Markets	6/3/2021	USD	1,181,107	HKD	9,174,000	896	—
RBC Capital Markets	6/3/2021	USD	7,774,638	HKD	60,341,300	—	(98)
JP Morgan & Chase Co.	6/3/2021	USD	93,991	HUF	26,696,000	62	—
RBC Capital Markets	6/3/2021	USD	155,923	HUF	44,286,400	104	—
Citigroup Global Markets	6/3/2021	USD	549,549	INR	40,839,000	12,542	—
Citigroup Global Markets	6/3/2021	USD	5,689,050	INR	412,888,500	—	(6,215)
JP Morgan & Chase Co.	6/3/2021	USD	5,545,735	INR	402,343,100	—	(8,043)
JP Morgan & Chase Co.	6/3/2021	USD	8,274,481	KRW	9,192,948,700	—	(294)
RBC Capital Markets	6/3/2021	USD	7,473,679	KRW	8,300,641,400	—	(2,620)
RBC Capital Markets	6/3/2021	USD	754,749	KRW	849,923,000	10,231	—
Citigroup Global Markets	6/3/2021	USD	581,782	KWD	175,000	—	(52)
Citigroup Global Markets	6/3/2021	USD	698,964	MXN	13,916,900	—	(707)
JP Morgan & Chase Co.	6/3/2021	USD	732,641	MXN	14,587,300	—	(748)
RBC Capital Markets	6/3/2021	USD	665,662	MXN	13,253,500	—	(690)

See Notes to Financial Statements.	62

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/3/2021	USD	1,639,801	MYR	6,765,000	$189	$—
Citigroup Global Markets	6/3/2021	USD	440,688	PHP	21,003,200	—	(366)
JP Morgan & Chase Co.	6/3/2021	USD	8,877	PHP	423,100	—	(7)
RBC Capital Markets	6/3/2021	USD	342,539	PHP	16,343,200	89	—
Citigroup Global Markets	6/3/2021	USD	764,653	QAR	2,784,600	—	(30)
Citigroup Global Markets	6/3/2021	USD	1,862,360	RUB	136,734,500	—	(1,258)
JP Morgan & Chase Co.	6/3/2021	USD	165,290	RUB	12,429,000	3,882	—
JP Morgan & Chase Co.	6/3/2021	USD	1,687,202	RUB	123,857,500	—	(1,370)
JP Morgan & Chase Co.	6/3/2021	USD	109,146	TRY	925,200	—	(299)
RBC Capital Markets	6/3/2021	USD	252,200	TRY	2,139,100	—	(543)
Citigroup Global Markets	6/3/2021	USD	5,730,203	TWD	157,726,700	—	(16,440)
Citigroup Global Markets	6/3/2021	USD	811,606	TWD	22,661,000	9,305	—
JP Morgan & Chase Co.	6/3/2021	USD	5,432,515	TWD	149,584,300	—	(13,717)
RBC Capital Markets	6/3/2021	USD	5,991,712	TWD	165,041,700	—	(12,958)
JP Morgan & Chase Co.	6/3/2021	USD	2,341,101	ZAR	32,119,900	—	(5,403)
RBC Capital Markets	6/3/2021	USD	158,798	ZAR	2,308,000	9,036	—
RBC Capital Markets	6/3/2021	USD	2,261,511	ZAR	31,032,000	—	(4,923)
JP Morgan & Chase Co.	6/3/2021	ZAR	32,119,900	USD	2,205,128	—	(130,569)
RBC Capital Markets	6/3/2021	ZAR	33,340,000	USD	2,288,483	—	(135,938)
Citigroup Global Markets	6/4/2021	BRL	10,046,600	USD	1,846,717	—	(69,990)
JP Morgan & Chase Co.	6/4/2021	BRL	10,056,600	USD	1,848,314	—	(70,301)
RBC Capital Markets	6/4/2021	BRL	1,832,000	USD	336,548	—	(12,964)
RBC Capital Markets	6/4/2021	BRL	8,899,500	USD	1,636,408	—	(61,453)
Citigroup Global Markets	6/4/2021	IDR	7,578,134,800	USD	522,421	—	(8,071)
JP Morgan & Chase Co.	6/4/2021	IDR	10,355,122,500	USD	713,359	—	(11,530)
RBC Capital Markets	6/4/2021	IDR	3,930,153,600	USD	270,989	—	(4,134)
Citigroup Global Markets	6/4/2021	PLN	1,963,100	USD	518,160	—	(17,669)
JP Morgan & Chase Co.	6/4/2021	PLN	662,200	USD	174,788	—	(5,960)
JP Morgan & Chase Co.	6/4/2021	PLN	480,000	USD	126,691	—	(4,326)
Citigroup Global Markets	6/4/2021	THB	5,609,000	USD	179,891	319	—
JP Morgan & Chase Co.	6/4/2021	THB	62,265,400	USD	1,996,518	3,094	—
Citigroup Global Markets	6/4/2021	USD	1,652,952	BRL	8,675,600	2,193	—
Citigroup Global Markets	6/4/2021	USD	251,889	BRL	1,371,000	9,673	—
JP Morgan & Chase Co.	6/4/2021	USD	1,913,283	BRL	10,056,600	5,331	—
RBC Capital Markets	6/4/2021	USD	2,044,660	BRL	10,731,500	2,713	—
Citigroup Global Markets	6/4/2021	USD	532,094	IDR	7,578,134,800	—	(1,602)
JP Morgan & Chase Co.	6/4/2021	USD	135,092	IDR	1,962,078,000	2,259	—
JP Morgan & Chase Co.	6/4/2021	USD	589,813	IDR	8,393,044,500	—	(2,275)
RBC Capital Markets	6/4/2021	USD	276,091	IDR	3,930,153,600	—	(968)
Citigroup Global Markets	6/4/2021	USD	535,905	PLN	1,963,100	—	(76)
JP Morgan & Chase Co.	6/4/2021	USD	311,808	PLN	1,142,200	—	(44)
Citigroup Global Markets	6/4/2021	USD	179,761	THB	5,609,000	—	(189)
JP Morgan & Chase Co.	6/4/2021	USD	1,995,891	THB	62,265,400	—	(2,467)
Citigroup Global Markets	7/6/2021	AED	2,315,500	USD	630,428	11	—
Citigroup Global Markets	7/6/2021	AED	848,000	USD	230,862	—	(14)
Citigroup Global Markets	7/6/2021	BRL	8,675,600	USD	1,648,304	—	(1,987)
Citigroup Global Markets	7/6/2021	BRL	2,753,000	USD	522,316	—	(1,366)
JP Morgan & Chase Co.	7/6/2021	BRL	10,056,600	USD	1,907,766	—	(5,221)
RBC Capital Markets	7/6/2021	BRL	10,731,500	USD	2,038,639	—	(2,729)
Citigroup Global Markets	7/6/2021	CLP	363,705,300	USD	503,778	467	—
RBC Capital Markets	7/6/2021	CLP	95,364,400	USD	132,101	132	—
JP Morgan & Chase Co.	7/6/2021	CNH	18,848,700	USD	2,951,566	996	—
RBC Capital Markets	7/6/2021	CNH	15,799,400	USD	2,473,948	715	—
RBC Capital Markets	7/6/2021	CNH	3,391,000	USD	530,966	140	—
Citigroup Global Markets	7/6/2021	COP	669,847,400	USD	180,357	108	—
JP Morgan & Chase Co.	7/6/2021	CZK	2,364,000	USD	113,592	—	(84)
JP Morgan & Chase Co.	7/6/2021	EUR	85,800	USD	104,968	—	(26)
Citigroup Global Markets	7/6/2021	HKD	67,957,800	USD	8,756,636	124	—

See Notes to Financial Statements.	63

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
JP Morgan & Chase Co.	7/6/2021	HKD	67,853,400	USD	8,743,144	$84	$—
RBC Capital Markets	7/6/2021	HKD	60,341,300	USD	7,775,139	30	—
RBC Capital Markets	7/6/2021	HKD	52,883,000	USD	6,813,947	—	(144)
JP Morgan & Chase Co.	7/6/2021	HUF	26,696,000	USD	93,938	—	(64)
RBC Capital Markets	7/6/2021	HUF	44,286,400	USD	155,836	—	(106)
Citigroup Global Markets	7/6/2021	IDR	7,578,134,800	USD	530,418	1,419	—
JP Morgan & Chase Co.	7/6/2021	IDR	8,393,044,500	USD	587,954	2,069	—
RBC Capital Markets	7/6/2021	IDR	3,930,153,600	USD	275,221	872	—
Citigroup Global Markets	7/6/2021	INR	412,888,500	USD	5,659,147	5,092	—
JP Morgan & Chase Co.	7/6/2021	INR	402,343,100	USD	5,513,815	4,169	—
JP Morgan & Chase Co.	7/6/2021	INR	73,932,000	USD	1,013,461	1,044	—
JP Morgan & Chase Co.	7/6/2021	KRW	9,192,948,700	USD	8,274,481	—	(450)
RBC Capital Markets	7/6/2021	KRW	8,300,641,400	USD	7,473,679	1,948	—
RBC Capital Markets	7/6/2021	KRW	384,567,000	USD	345,974	—	(190)
Citigroup Global Markets	7/6/2021	KWD	175,000	USD	581,260	93	—
Citigroup Global Markets	7/6/2021	MXN	13,916,900	USD	696,341	736	—
JP Morgan & Chase Co.	7/6/2021	MXN	14,587,300	USD	729,801	687	—
RBC Capital Markets	7/6/2021	MXN	13,253,500	USD	663,053	607	—
RBC Capital Markets	7/6/2021	MYR	6,765,000	USD	1,636,628	—	(1,110)
Citigroup Global Markets	7/6/2021	PHP	21,003,200	USD	439,287	—	(554)
JP Morgan & Chase Co.	7/6/2021	PHP	423,100	USD	8,852	—	(8)
RBC Capital Markets	7/6/2021	PHP	16,343,200	USD	341,644	—	(610)
Citigroup Global Markets	7/6/2021	PLN	1,963,100	USD	535,996	78	—
JP Morgan & Chase Co.	7/6/2021	PLN	1,142,200	USD	311,862	46	—
Citigroup Global Markets	7/6/2021	QAR	2,784,600	USD	764,443	147	—
Citigroup Global Markets	7/6/2021	RUB	136,734,500	USD	1,853,524	833	—
JP Morgan & Chase Co.	7/6/2021	RUB	123,857,500	USD	1,679,162	948	—
JP Morgan & Chase Co.	7/6/2021	RUB	30,169,000	USD	409,225	449	—
Citigroup Global Markets	7/6/2021	SAR	12,885,000	USD	3,434,716	—	(203)
Citigroup Global Markets	7/6/2021	THB	5,609,000	USD	179,531	—	(22)
JP Morgan & Chase Co.	7/6/2021	THB	62,265,400	USD	1,992,257	—	(957)
JP Morgan & Chase Co.	7/6/2021	TRY	925,200	USD	107,161	268	—
RBC Capital Markets	7/6/2021	TRY	2,139,100	USD	247,245	104	—
Citigroup Global Markets	7/6/2021	TWD	157,726,700	USD	5,754,139	39,672	—
JP Morgan & Chase Co.	7/6/2021	TWD	149,584,300	USD	5,455,896	36,430	—
RBC Capital Markets	7/6/2021	TWD	165,041,700	USD	6,015,735	36,245	—
RBC Capital Markets	7/6/2021	USD	122,008	TWD	3,344,000	—	(855)
JP Morgan & Chase Co.	7/6/2021	ZAR	32,119,900	USD	2,330,704	5,324	—
RBC Capital Markets	7/6/2021	ZAR	1,565,000	USD	113,539	238	—
RBC Capital Markets	7/6/2021	ZAR	31,032,000	USD	2,251,469	4,849	—
Citigroup Global Markets	7/7/2021	EGP	1,817,600	USD	115,147	287	—

Total unrealized appreciation (depreciation)						$244,953	$(1,350,371)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AED	Arab Emirates Dirham
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KWD	Kuwaiti Dinar
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.	64

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Emerging Markets Hedged Equity ETF (Continued)

May 31, 2021

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$113,073,291	$—	$61,709	$113,135,000
Preferred Stocks (f)	2,549,330	—	—	2,549,330
Corporate Bonds	—	420	633	1,053
Warrants	666	—	—	666
Exchange-Traded Funds	27,213	—	—	27,213
Short-Term Investments (f)	1,623,078	—	—	1,623,078
Derivatives (g)
Forward Foreign Currency Contracts	—	244,953	—	244,953
Futures Contracts	29,195	—	—	29,195

TOTAL	$117,302,773	$244,953	$62,342	$117,610,488

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Forward Foreign Currency Contracts	$—	$(1,350,371)	$—	$(1,350,371)

TOTAL	$—	$(1,350,371)	$—	$(1,350,371)

(f)	See Schedule of Investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

During year ended May 31, 2021, the amount of transfers from Level 1 to Level 3 was $ 67,631. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

See Notes to Financial Statements.	65

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 97.8%
Australia — 0.6%
BHP Group PLC
(Cost $2,501,982)	106,152	$3,201,701

Austria — 0.3%
Erste Group Bank AG	14,177	582,848
OMV AG	7,317	418,927
Raiffeisen Bank International AG	7,690	183,091
Verbund AG	3,409	312,652
voestalpine AG	5,929	267,971

(Cost $1,530,358)		1,765,489

Belgium — 1.3%
Ageas SA/NV	8,680	567,868
Anheuser-Busch InBev SA/NV	38,170	2,873,389
Elia Group SA/NV (a)	1,375	147,292
Etablissements Franz Colruyt NV	2,672	162,654
Groupe Bruxelles Lambert SA	5,712	648,061
KBC Group NV	12,423	1,016,006
Proximus SADP	7,507	152,433
Sofina SA	845	351,119
Solvay SA	3,739	504,775
UCB SA	6,226	582,583
Umicore SA	9,863	591,832

(Cost $8,434,307)		7,598,012

Chile — 0.1%
Antofagasta PLC (Cost $303,946)	20,501	449,848

Denmark — 3.8%
A.P. Moller — Maersk A/S, Class A	168	444,748
A.P. Moller — Maersk A/S, Class B	304	841,272
Ambu A/S, Class B	8,027	299,611
Carlsberg A/S, Class B	5,175	949,627
Chr Hansen Holding A/S	5,545	498,185
Coloplast A/S, Class B	5,873	927,644
Danske Bank A/S	35,210	654,219
Demant A/S*	5,652	310,032
DSV PANALPINA A/S	10,382	2,513,708
Genmab A/S*	3,240	1,312,164
GN Store Nord AS	6,516	553,924
Novo Nordisk A/S, Class B	86,454	6,841,944
Novozymes A/S, Class B	10,455	762,939
Orsted AS, 144A	9,637	1,462,272
Pandora A/S	4,929	667,504
ROCKWOOL International A/S, Class B	391	194,611
Tryg A/S	16,736	394,345
Vestas Wind Systems A/S	50,031	1,948,047

(Cost $15,347,638)		21,576,796

Finland — 1.9%
Elisa OYJ	6,920	408,383
Fortum OYJ (a)	22,520	641,925
Kesko OYJ, Class B	13,555	468,596
Kone OYJ, Class B	16,996	1,374,626
Neste OYJ	21,158	1,394,559
Nokia OYJ*	280,948	1,459,433
Nordea Bank Abp	165,538	1,775,265

	Number of Shares	Value
Finland (Continued)
Orion OYJ, Class B	5,501	$236,787
Sampo OYJ, Class A	24,957	1,162,762
Stora Enso OYJ, Class R	30,120	527,254
UPM-Kymmene OYJ	26,420	1,006,709
Wartsila OYJ Abp	22,523	304,342

(Cost $9,914,433)		10,760,641

France — 17.2%
Accor SA*	8,945	359,436
Aeroports de Paris*	1,416	196,272
Air Liquide SA	23,852	4,056,608
Airbus SE*	29,567	3,856,403
Alstom SA*	13,931	783,464
Amundi SA, 144A	3,071	273,016
Arkema SA	3,093	407,541
Atos SE (a)	5,049	338,592
AXA SA	97,016	2,678,804
BioMerieux	2,031	233,509
BNP Paribas SA (a)	56,577	3,863,996
Bollore SA	45,243	236,350
Bouygues SA (a)	10,870	443,700
Bureau Veritas SA*	14,883	458,086
Capgemini SE (a)	8,049	1,502,493
Carrefour SA (a)	29,589	604,979
Cie de Saint-Gobain*(a)	25,960	1,740,273
Cie Generale des Etablissements Michelin SCA	8,419	1,295,134
CNP Assurances	8,684	157,483
Covivio REIT	2,546	240,166
Credit Agricole SA (a)	56,822	847,854
Danone SA	32,642	2,327,121
Dassault Aviation SA	106	133,122
Dassault Systemes SE	6,713	1,545,344
Edenred	12,307	669,257
Eiffage SA	4,073	449,954
Electricite de France SA	23,425	327,272
Engie SA	91,810	1,364,080
EssilorLuxottica SA (a)	14,286	2,478,594
Eurazeo SE	1,645	146,947
Faurecia SE*	4,921	266,161
Gecina SA REIT	2,332	372,145
Getlink SE	22,434	359,241
Hermes International	1,592	2,243,663
Iliad SA	771	128,129
Ipsen SA	1,925	194,863
Kering SA	3,809	3,485,462
Klepierre SA REIT (a)	9,899	286,162
La Francaise des Jeux SAEM, 144A	4,370	248,757
Legrand SA	13,368	1,399,963
L’Oreal SA	12,644	5,694,555
LVMH Moet Hennessy Louis Vuitton SE	13,947	11,119,929
Natixis SA*(a)	46,598	231,121
Orange SA	101,281	1,289,295
Orpea SA*	2,599	325,765
Pernod Ricard SA	10,660	2,348,362
Publicis Groupe SA	11,307	767,386
Remy Cointreau SA (a)	1,096	229,048

See Notes to Financial Statements.	66

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
France (Continued)
Renault SA*	9,770	$404,235
Safran SA	17,103	2,559,089
Sanofi	56,992	6,061,177
Sartorius Stedim Biotech	1,423	616,698
Schneider Electric SE	27,142	4,294,867
SCOR SE*	7,242	235,567
SEB SA	1,247	232,242
Societe Generale SA	40,591	1,300,731
Sodexo SA*	4,379	424,105
Suez SA*	16,282	397,413
Teleperformance	2,908	1,118,734
Thales SA	5,391	552,838
TotalEnergies SE (a)	126,526	5,864,755
Ubisoft Entertainment SA*	4,695	344,248
Unibail-Rodamco-Westfield REIT*	6,837	595,110
Valeo SA	12,457	407,484
Veolia Environnement SA	26,821	842,911
Vinci SA	26,640	3,027,032
Vivendi SE*	35,848	1,302,829
Wendel SE	1,429	199,559
Worldline SA, 144A*	11,915	1,140,561

(Cost $82,894,051)		96,928,042

Germany — 13.3%
adidas AG	9,527	3,475,808
Allianz SE	20,744	5,465,282
BASF SE	46,083	3,756,468
Bayer AG	49,357	3,107,141
Bayerische Motoren Werke AG	16,783	1,779,354
Bechtle AG*	1,360	262,101
Beiersdorf AG	4,963	587,723
Brenntag SE	7,845	740,025
Carl Zeiss Meditec AG	1,982	367,674
Commerzbank AG*	49,902	402,628
Continental AG	5,461	807,369
Covestro AG, 144A	9,294	651,225
Daimler AG	42,958	4,001,305
Delivery Hero SE, 144A*	7,858	1,081,031
Deutsche Bank AG*(b)	100,013	1,491,094
Deutsche Boerse AG	9,653	1,578,219
Deutsche Lufthansa AG*	14,740	192,469
Deutsche Post AG	49,626	3,386,235
Deutsche Telekom AG	167,223	3,475,083
Deutsche Wohnen SE	17,107	1,091,988
E.ON SE	112,125	1,355,628
Evonik Industries AG	10,901	389,911
Fresenius Medical Care AG & Co. KGaA	10,645	850,808
Fresenius SE & Co. KGaA	21,684	1,170,562
GEA Group AG	7,545	330,951
Hannover Rueck SE	3,047	533,195
HeidelbergCement AG	7,557	689,939
HelloFresh SE*	8,265	755,589
Henkel AG & Co. KGaA	4,985	492,245
Infineon Technologies AG	65,366	2,658,968
KION Group AG	3,572	381,853
Knorr-Bremse AG	3,680	457,659
LANXESS AG	4,240	317,834

	Number of Shares	Value
Germany (Continued)
LEG Immobilien SE	3,598	$527,538
Merck KGaA	6,346	1,145,019
MTU Aero Engines AG	2,594	669,308
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,029	2,029,809
Nemetschek SE	3,013	222,836
Puma SE	4,970	570,198
Rational AG	264	237,282
RWE AG	31,760	1,198,145
SAP SE	52,462	7,282,673
Scout24 AG, 144A	4,495	365,092
Siemens AG	38,443	6,235,415
Siemens Energy AG*	20,747	659,633
Siemens Healthineers AG, 144A	13,231	743,935
Symrise AG	6,388	847,556
TeamViewer AG, 144A*	7,654	302,974
Telefonica Deutschland Holding AG	53,119	145,308
Uniper SE	4,609	166,998
United Internet AG	5,573	232,662
Volkswagen AG	1,633	582,301
Vonovia SE	27,169	1,699,057
Zalando SE, 144A*	7,920	846,661

(Cost $70,343,447)		74,795,764

Ireland — 1.5%
CRH PLC	39,748	2,069,153
DCC PLC	5,264	447,817
Experian PLC	45,663	1,753,529
Flutter Entertainment PLC*	8,129	1,512,953
Kerry Group PLC, Class A	7,984	1,079,815
Kingspan Group PLC	7,828	735,741
Smurfit Kappa Group PLC	12,307	654,207

(Cost $6,467,451)		8,253,215

Isle of Man — 0.1%
Entain PLC* (Cost $440,565)	29,111	682,200

Italy — 3.2%
Amplifon SpA	6,167	293,735
Assicurazioni Generali SpA	55,149	1,133,987
Atlantia SpA*	26,029	512,297
Davide Campari-Milano NV	29,455	381,262
DiaSorin SpA	1,096	193,866
Enel SpA	410,871	4,047,609
Eni SpA	126,031	1,549,802
Ferrari NV	6,245	1,320,768
FinecoBank Banca Fineco SpA*	30,024	504,279
Infrastrutture Wireless Italiane SpA, 144A	16,795	188,044
Intesa Sanpaolo SpA	830,306	2,453,571
Mediobanca Banca di Credito Finanziario SpA*	31,809	379,641
Moncler SpA	9,548	678,597
Nexi SpA, 144A*	22,344	451,929
Poste Italiane SpA, 144A	26,758	378,419
Prysmian SpA	11,985	413,735
Recordati Industria Chimica e Farmaceutica SpA	5,176	287,928

See Notes to Financial Statements.	67

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Italy (Continued)
Snam SpA	99,602	$585,485
Telecom Italia SpA	411,283	220,589
Telecom Italia SpA-RSP	304,366	174,410
Terna SPA	74,378	568,276
UniCredit SpA	104,721	1,344,611

(Cost $17,504,502)		18,062,840

Jordan — 0.1%
Hikma Pharmaceuticals PLC (Cost $283,687)	8,819	306,213

Luxembourg — 0.5%
ArcelorMittal SA*	35,474	1,166,690
Aroundtown SA	50,734	425,968
Eurofins Scientific SE*	6,580	710,252
Tenaris SA	24,043	274,311

(Cost $2,090,239)		2,577,221

Netherlands — 8.4%
ABN AMRO Bank NV, 144A*	21,447	286,393
Adyen NV, 144A*	987	2,281,626
Aegon NV	83,619	394,290
Akzo Nobel NV	9,619	1,238,602
Argenx SE*	2,324	641,418
ASM International NV	2,384	749,809
ASML Holding NV	21,062	14,093,514
EXOR NV	5,386	462,357
Heineken Holding NV	5,509	555,777
Heineken NV	13,029	1,555,333
ING Groep NV	195,223	2,707,183
JDE Peet’s NV*	3,630	143,201
Just Eat Takeaway.com NV, 144A*	6,130	556,509
Koninklijke Ahold Delhaize NV	52,679	1,521,889
Koninklijke DSM NV	8,560	1,577,468
Koninklijke KPN NV	179,665	597,154
Koninklijke Philips NV	45,636	2,568,473
Koninklijke Vopak NV	3,390	160,347
NN Group NV	14,435	733,082
Prosus NV*	24,783	2,573,276
QIAGEN NV*	11,695	576,197
Randstad NV	6,049	471,487
Royal Dutch Shell PLC, Class A	205,929	3,936,734
Royal Dutch Shell PLC, Class B	186,914	3,408,585
Stellantis NV	102,133	2,030,518
Wolters Kluwer NV	13,674	1,311,616

(Cost $38,828,814)		47,132,838

Norway — 1.0%
Adevinta ASA*	12,148	235,565
DNB ASA	46,308	1,027,445
Equinor ASA	48,480	1,047,419
Gjensidige Forsikring ASA	10,219	229,435
Mowi ASA	22,207	580,304
Norsk Hydro ASA	68,312	449,685
Orkla ASA	37,757	394,025
Schibsted ASA, Class A	3,479	170,695
Schibsted ASA, Class B	5,057	211,874
Telenor ASA (a)	34,423	597,754

	Number of Shares	Value
Norway (Continued)
Yara International ASA (a)	8,584	$459,673

(Cost $4,919,625)		5,403,874

Poland — 0.0%
InPost SA* (Cost $185,459)	10,008	200,537

Portugal — 0.2%
EDP — Energias de Portugal SA	137,442	790,774
Galp Energia SGPS SA	25,633	319,096
Jeronimo Martins SGPS SA	12,420	240,423

(Cost $1,198,127)		1,350,293

Spain — 4.0%
ACS Actividades de Construccion y Servicios SA	11,932	372,072
Aena SME SA, 144A*	3,753	658,573
Amadeus IT Group SA*	22,454	1,695,251
Banco Bilbao Vizcaya Argentaria SA*	339,092	2,129,689
Banco Santander SA*	870,926	3,646,604
CaixaBank SA (a)	223,751	767,761
Cellnex Telecom SA, 144A*	25,497	1,530,267
EDP Renovaveis SA	14,420	340,150
Enagas SA	12,496	293,772
Endesa SA	16,085	438,631
Ferrovial SA	23,740	697,603
Ferrovial SA*	195	5,730
Grifols SA (a)	14,716	410,837
Iberdrola SA	290,996	3,912,514
Industria de Diseno Textil SA	54,712	2,120,208
Naturgy Energy Group SA	13,921	364,809
Red Electrica Corp. SA	22,693	455,658
Repsol SA	74,957	1,001,308
Siemens Gamesa Renewable Energy SA	11,763	386,509
Telefonica SA (a)	254,022	1,248,737

(Cost $25,528,343)		22,476,683

Sweden — 5.5%
Alfa Laval AB (a)	15,610	589,213
Assa Abloy AB, Class B	51,275	1,576,665
Atlas Copco AB, Class A	33,735	2,046,161
Atlas Copco AB, Class B	19,208	991,258
Boliden AB	13,480	540,686
Electrolux AB, Series B	11,550	327,566
Embracer Group AB*	12,833	382,839
Epiroc AB, Class A	32,355	732,604
Epiroc AB, Class B	19,590	390,753
Epiroc AB, Class B*	19,354	7,004
EQT AB	11,873	429,824
Essity AB, Class B	30,010	1,036,819
Evolution AB, 144A	8,500	1,627,680
Fastighets AB Balder, Class B*	4,999	317,923
H & M Hennes & Mauritz AB, Class B*(a)	36,792	940,255
Hexagon AB, Class B	98,976	1,419,034
Husqvarna AB, Class B	21,404	313,844
ICA Gruppen AB (a)	4,953	239,774
Industrivarden AB, Class A	5,164	210,057
Industrivarden AB, Class C	8,128	319,349

See Notes to Financial Statements.	68

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Sweden (Continued)
Investment AB Latour, Class B	7,692	$263,246
Investor AB, Class B	92,504	2,138,060
Kinnevik AB, Class B*	12,288	469,454
L E Lundbergforetagen AB, Class B	3,869	243,351
Lundin Energy AB	9,999	343,888
Nibe Industrier AB, Class B	71,336	776,382
Sandvik AB	57,246	1,509,590
Securitas AB, Class B	16,449	263,413
Sinch AB, 144A*	2,278	421,132
Skandinaviska Enskilda Banken AB, Class A	83,431	1,067,338
Skanska AB, Class B	17,091	480,795
SKF AB, Class B	18,795	507,645
Svenska Cellulosa AB SCA, Class B	30,476	506,239
Svenska Handelsbanken AB, Class A	73,479	824,170
Swedbank AB, Class A	46,902	843,480
Swedish Match AB	82,440	764,765
Tele2 AB, Class B	25,645	345,248
Telefonaktiebolaget LM Ericsson, Class B	148,364	1,968,009
Telia Co. AB	124,516	543,898
Volvo AB, Class A	10,020	269,548
Volvo AB, Class B	72,370	1,895,318

(Cost $23,788,254)		30,884,277

Switzerland — 15.2%
ABB Ltd.	87,380	2,981,526
Adecco Group AG	7,368	507,731
Alcon, Inc.	24,584	1,711,047
Baloise Holding AG	2,402	396,303
Banque Cantonale Vaudoise	1,565	145,383
Barry Callebaut AG	197	451,050
Chocoladefabriken Lindt & Spruengli AG	5	507,871
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	52	496,078
Cie Financiere Richemont SA, Class A	26,117	3,185,992
Clariant AG	10,546	228,261
Coca-Cola HBC AG*	9,897	361,219
Credit Suisse Group AG	121,922	1,329,294
EMS-Chemie Holding AG	392	367,643
Geberit AG	1,848	1,337,608
Givaudan SA	462	2,062,642
Glencore PLC*	500,093	2,283,846
Holcim Ltd.*	26,784	1,593,005
Julius Baer Group Ltd.	10,991	753,235
Kuehne + Nagel International AG	2,728	921,423
Logitech International SA	8,662	1,073,535
Lonza Group AG	3,757	2,420,096
Nestle SA	144,749	17,826,906
Novartis AG	111,593	9,797,986
Partners Group Holding AG	1,136	1,727,665
Roche Holding AG	35,332	12,291,613
Roche Holding AG	1,591	596,503
Schindler Holding AG	1,025	296,490
Schindler Holding AG Participation Certificates	2,073	612,779
SGS SA	299	932,410
Sika AG	7,214	2,321,867

	Number of Shares	Value
Switzerland (Continued)
Sonova Holding AG*	2,747	$977,349
STMicroelectronics NV	34,174	1,281,273
Straumann Holding AG	533	834,619
Swatch Group AG — Bearer	1,506	545,869
Swatch Group AG — Registered	2,599	180,283
Swiss Life Holding AG	1,502	779,366
Swiss Prime Site AG	3,966	405,050
Swiss Re AG	14,615	1,404,835
Swisscom AG	1,358	764,475
Temenos AG	3,336	513,845
UBS Group AG	183,749	2,981,564
Vifor Pharma AG	2,274	332,049
Zurich Insurance Group AG	7,632	3,189,163

(Cost $70,923,019)		85,708,747

United Kingdom — 19.6%
3i Group PLC	48,317	853,245
Admiral Group PLC	9,133	381,343
Anglo American PLC	64,801	2,886,170
Ashtead Group PLC	22,995	1,681,801
Associated British Foods PLC*	17,586	579,889
AstraZeneca PLC	65,989	7,543,175
Auto Trader Group PLC, 144A*	46,273	369,196
AVEVA Group PLC	5,291	263,017
Aviva PLC	192,923	1,127,041
BAE Systems PLC	163,389	1,222,380
Barclays PLC	881,809	2,293,852
Barratt Developments PLC	51,742	556,029
Berkeley Group Holdings PLC	6,374	423,709
BP PLC	1,018,551	4,430,162
British American Tobacco PLC	109,799	4,232,050
British Land Co. PLC REIT	43,318	313,864
BT Group PLC*	455,056	1,130,402
Bunzl PLC	17,107	555,345
Burberry Group PLC*	20,541	623,341
CNH Industrial NV	51,226	884,815
Coca-Cola Europacific Partners PLC	10,098	611,131
Compass Group PLC*	89,479	2,044,772
Croda International PLC	7,004	695,347
Diageo PLC	117,389	5,677,009
Direct Line Insurance Group PLC	65,666	277,356
Evraz PLC	27,481	248,934
Ferguson PLC	11,167	1,520,498
GlaxoSmithKline PLC	253,282	4,836,941
Halma PLC	19,244	711,933
Hargreaves Lansdown PLC	16,602	390,828
HSBC Holdings PLC	1,024,567	6,627,361
Imperial Brands PLC	46,793	1,063,662
Informa PLC*	73,323	566,685
InterContinental Hotels Group PLC*	8,832	617,469
Intertek Group PLC	8,301	640,137
J Sainsbury PLC	90,430	341,227
JD Sports Fashion PLC*	26,806	359,963
Johnson Matthey PLC	10,273	444,559
Kingfisher PLC*	104,590	535,374
Land Securities Group PLC REIT	35,769	357,345
Legal & General Group PLC	296,679	1,198,302

See Notes to Financial Statements.	69

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
United Kingdom (Continued)
Lloyds Banking Group PLC	3,534,884	$2,505,482
London Stock Exchange Group PLC	15,885	1,709,288
M&G PLC	131,514	456,829
Melrose Industries PLC	239,202	586,894
Mondi PLC	24,098	652,710
National Grid PLC	178,702	2,384,460
Natwest Group PLC	242,677	713,677
Next PLC*	6,536	757,527
Ocado Group PLC*	23,973	643,364
Pearson PLC	37,303	433,617
Persimmon PLC	15,694	704,569
Phoenix Group Holdings PLC	25,828	269,920
Prudential PLC	130,899	2,791,384
Reckitt Benckiser Group PLC	35,826	3,241,186
RELX PLC	96,733	2,527,313
Rentokil Initial PLC	94,105	633,447
Rio Tinto PLC	56,340	4,853,764
Rolls-Royce Holdings PLC*	412,054	626,501
RSA Insurance Group LTD.	50,920	494,965
Sage Group PLC	55,250	515,390
Schroders PLC	6,294	318,063
Segro PLC REIT	59,369	880,146
Severn Trent PLC	11,699	407,708
Smith & Nephew PLC	42,829	937,351
Smiths Group PLC	19,039	419,120
Spirax-Sarco Engineering PLC	3,670	662,174
SSE PLC	53,738	1,177,249
St James’s Place PLC	25,814	512,519
Standard Chartered PLC	131,241	946,814
Standard Life Aberdeen PLC	113,984	445,327
Taylor Wimpey PLC	184,315	448,822
Tesco PLC	387,257	1,228,269
Unilever PLC	132,339	7,946,417
United Utilities Group PLC	33,526	468,493
Vodafone Group PLC	1,342,046	2,446,226
Whitbread PLC*	10,252	463,459
Wm Morrison Supermarkets PLC	121,819	306,071
WPP PLC	62,164	860,202

(Cost $115,002,348)		110,494,376

TOTAL COMMON STOCKS (Cost $498,430,595)		550,609,607

PREFERRED STOCKS — 1.0%
Germany — 1.0%
Bayerische Motoren Werke AG	2,896	262,239
FUCHS PETROLUB SE	3,629	183,633
Henkel AG & Co. KGaA	9,084	1,042,188
Porsche Automobil Holding SE	7,828	885,454
Sartorius AG	1,320	653,736
Volkswagen AG	9,309	2,599,997

(Cost $4,690,971)		5,627,247

TOTAL PREFERRED STOCKS (Cost $4,690,971)		5,627,247

	Number of Shares	Value
RIGHTS — 0.0%
Sweden — 0.0%
Kinnevik AB*, Class B, expires 6/18/21 (Cost $242,036)	12,140	$231,387

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA*, expires 11/22/23 (Cost $0)	48,882	32,086

EXCHANGE-TRADED FUNDS — 0.1%
iShares Core MSCI Europe ETF (a) (Cost $411,756)	8,000	472,080

SECURITIES LENDING COLLATERAL — 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $14,135,967)	14,135,967	14,135,967

CASH EQUIVALENTS — 0.4%
DWS ESG Liquidity Fund “Capital Shares”, 0.08% (c)	640,337	640,273
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)	1,333,863	1,333,863

TOTAL CASH EQUIVALENTS (Cost $1,974,200)		1,974,136

TOTAL INVESTMENTS — 101.8% (Cost $519,885,525)		$573,082,510
Other assets and liabilities, net — (1.8%)		(9,975,676)

NET ASSETS — 100.0%		$563,106,834

See Notes to Financial Statements.	70

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
COMMON STOCKS — 0.3%
Germany — 0.3%
Deutsche Bank AG*(b)
993,168	306,113		(440,701)	(940,977)	1,573,491	—	—	100,013	1,491,094

SECURITIES LENDING COLLATERAL — 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
7,981,610	6,154,357	(e)	—	—	—	1,296	—	14,135,967	14,135,967

CASH EQUIVALENTS — 0.4%
DWS ESG Liquidity Fund “Capital Shares”, 0.08% (c)
639,380	1,213		—	—	(320)	1,245	—	640,337	640,273
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
8,725,094	218,369,589		(225,760,820)	—	—	3,201	—	1,333,863	1,333,863

18,339,252	224,831,272		(226,201,521)	(940,977)	1,573,171	5,742	—	16,210,180	17,601,197

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $19,900,948, which is 3.5% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $8,317,148.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
AMSTERDAM Index Futures	EUR	4	$690,472	$693,376	6/18/2021	$2,904
CAC40 10 EURO Futures	EUR	15	1,166,001	1,180,540	6/18/2021	14,539
DAX Index Futures	EUR	2	937,347	942,451	6/18/2021	5,104
FTSE 100 Index Futures	GBP	17	1,677,501	1,696,310	6/18/2021	18,809
FTSE/MIB Index Futures	EUR	2	294,364	307,816	6/18/2021	13,452
IBEX 35 Index Futures	EUR	1	111,967	111,700	6/18/2021	(267)
OMXS30 Index Futures	SEK	29	786,008	785,115	6/18/2021	(893)
SWISS MKT IX Futures	CHF	8	988,239	1,012,138	6/18/2021	23,899

Total net unrealized appreciation						$77,547

See Notes to Financial Statements.	71

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	CHF	23,345,700	USD	25,615,713	$—	$(359,151)
JP Morgan & Chase Co.	6/3/2021	CHF	24,108,922	USD	26,453,553	—	(370,486)
RBC Capital Markets	6/3/2021	CHF	865,100	USD	966,315	3,788	—
RBC Capital Markets	6/3/2021	CHF	24,710,617	USD	27,113,943	—	(379,554)
Citigroup Global Markets	6/3/2021	DKK	54,100,100	USD	8,761,150	—	(134,878)
JP Morgan & Chase Co.	6/3/2021	DKK	35,904,242	USD	5,814,358	—	(89,607)
JP Morgan & Chase Co.	6/3/2021	DKK	4,066,000	USD	658,463	—	(10,135)
RBC Capital Markets	6/3/2021	DKK	34,434,900	USD	5,576,547	—	(85,805)
RBC Capital Markets	6/3/2021	DKK	1,571,900	USD	258,916	438	—
Citigroup Global Markets	6/3/2021	EUR	65,968,700	USD	79,458,705	—	(1,215,895)
JP Morgan & Chase Co.	6/3/2021	EUR	2,814,100	USD	3,446,971	5,546	—
JP Morgan & Chase Co.	6/3/2021	EUR	64,538,023	USD	77,735,274	—	(1,189,720)
RBC Capital Markets	6/3/2021	EUR	1,686,000	USD	2,030,755	—	(31,092)
RBC Capital Markets	6/3/2021	EUR	98,378,573	USD	118,496,794	—	(1,812,566)
Citigroup Global Markets	6/3/2021	GBP	33,577,054	USD	46,491,125	—	(1,212,045)
JP Morgan & Chase Co.	6/3/2021	GBP	1,065,800	USD	1,507,449	—	(6,741)
JP Morgan & Chase Co.	6/3/2021	GBP	26,470,050	USD	36,650,643	—	(955,553)
RBC Capital Markets	6/3/2021	GBP	26,374,620	USD	36,518,563	—	(952,055)
RBC Capital Markets	6/3/2021	GBP	706,000	USD	977,532	—	(25,488)
Citigroup Global Markets	6/3/2021	NOK	18,668,700	USD	2,247,129	2,093	—
JP Morgan & Chase Co.	6/3/2021	NOK	11,518,691	USD	1,386,462	1,262	—
JP Morgan & Chase Co.	6/3/2021	NOK	537,400	USD	64,670	44	—
RBC Capital Markets	6/3/2021	NOK	13,746,800	USD	1,654,671	1,527	—
Citigroup Global Markets	6/3/2021	SEK	83,733,450	USD	9,905,041	—	(196,168)
JP Morgan & Chase Co.	6/3/2021	SEK	108,185,936	USD	12,797,299	—	(253,742)
RBC Capital Markets	6/3/2021	SEK	69,131,700	USD	8,177,806	—	(161,916)
RBC Capital Markets	6/3/2021	SEK	3,153,200	USD	381,885	1,498	—
Citigroup Global Markets	6/3/2021	USD	25,958,992	CHF	23,345,700	15,872	—
JP Morgan & Chase Co.	6/3/2021	USD	26,807,052	CHF	24,108,922	16,987	—
RBC Capital Markets	6/3/2021	USD	26,829,778	CHF	24,128,717	16,285	—
RBC Capital Markets	6/3/2021	USD	1,587,789	CHF	1,447,000	22,170	—
Citigroup Global Markets	6/3/2021	USD	8,893,874	DKK	54,100,100	2,154	—
JP Morgan & Chase Co.	6/3/2021	USD	6,570,865	DKK	39,970,242	1,699	—
RBC Capital Markets	6/3/2021	USD	5,919,396	DKK	36,006,800	1,433	—
Citigroup Global Markets	6/3/2021	USD	80,657,950	EUR	65,968,700	16,650	—
JP Morgan & Chase Co.	6/3/2021	USD	82,348,073	EUR	67,352,123	18,347	—
RBC Capital Markets	6/3/2021	USD	623,380	EUR	519,000	11,317	—
RBC Capital Markets	6/3/2021	USD	121,711,784	EUR	99,545,573	24,727	—
Citigroup Global Markets	6/3/2021	USD	47,729,782	GBP	33,577,054	—	(26,613)
JP Morgan & Chase Co.	6/3/2021	USD	39,142,211	GBP	27,535,850	—	(21,825)
RBC Capital Markets	6/3/2021	USD	38,495,155	GBP	27,080,620	—	(21,518)
Citigroup Global Markets	6/3/2021	USD	2,244,036	NOK	18,668,700	1,000	—
JP Morgan & Chase Co.	6/3/2021	USD	1,449,180	NOK	12,056,091	645	—
RBC Capital Markets	6/3/2021	USD	1,652,422	NOK	13,746,800	723	—
Citigroup Global Markets	6/3/2021	USD	10,097,857	SEK	83,733,450	3,352	—
JP Morgan & Chase Co.	6/3/2021	USD	13,046,711	SEK	108,185,936	4,331	—
RBC Capital Markets	6/3/2021	USD	388,012	SEK	3,280,000	7,671	—
RBC Capital Markets	6/3/2021	USD	8,321,764	SEK	69,004,900	2,662	—
Citigroup Global Markets	7/6/2021	CHF	3,108,000	USD	3,458,829	—	(2,134)
Citigroup Global Markets	7/6/2021	CHF	23,345,700	USD	25,980,225	—	(16,753)
JP Morgan & Chase Co.	7/6/2021	CHF	24,108,922	USD	26,829,217	—	(17,659)
RBC Capital Markets	7/6/2021	CHF	24,128,717	USD	26,851,873	—	(17,046)
Citigroup Global Markets	7/6/2021	DKK	54,100,100	USD	8,898,043	—	(2,518)
JP Morgan & Chase Co.	7/6/2021	DKK	39,970,242	USD	6,573,972	—	(1,942)
RBC Capital Markets	7/6/2021	DKK	36,006,800	USD	5,922,200	—	(1,647)
RBC Capital Markets	7/6/2021	DKK	3,976,000	USD	653,932	—	(200)

See Notes to Financial Statements.	72

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Europe Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	7/6/2021	EUR	65,968,700	USD	80,707,955	$—	$(18,517)
Citigroup Global Markets	7/6/2021	EUR	6,361,000	USD	7,782,289	—	(1,722)
JP Morgan & Chase Co.	7/6/2021	EUR	67,352,123	USD	82,398,924	—	(20,454)
RBC Capital Markets	7/6/2021	EUR	99,545,573	USD	121,786,941	—	(27,842)
Citigroup Global Markets	7/6/2021	GBP	33,577,054	USD	47,731,125	25,808	—
JP Morgan & Chase Co.	7/6/2021	GBP	27,535,850	USD	39,143,312	21,164	—
RBC Capital Markets	7/6/2021	GBP	27,080,620	USD	38,496,239	20,869	—
RBC Capital Markets	7/6/2021	GBP	1,467,000	USD	2,085,389	1,117	—
Citigroup Global Markets	7/6/2021	NOK	18,668,700	USD	2,244,185	—	(997)
JP Morgan & Chase Co.	7/6/2021	NOK	12,056,091	USD	1,449,250	—	(670)
JP Morgan & Chase Co.	7/6/2021	NOK	1,311,000	USD	157,587	—	(80)
RBC Capital Markets	7/6/2021	NOK	13,746,800	USD	1,652,501	—	(751)
Citigroup Global Markets	7/6/2021	SEK	83,733,450	USD	10,100,506	—	(3,403)
JP Morgan & Chase Co.	7/6/2021	SEK	108,185,936	USD	13,049,976	—	(4,554)
RBC Capital Markets	7/6/2021	SEK	69,004,900	USD	8,323,952	—	(2,699)
RBC Capital Markets	7/6/2021	SEK	14,634,000	USD	1,765,212	—	(637)

Total unrealized appreciation (depreciation)						$253,179	$(9,654,778)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$550,609,607	$—	$—	$550,609,607
Preferred Stocks	5,627,247	—	—	5,627,247
Rights	231,387	—	—	231,387
Warrants	32,086	—	—	32,086
Exchange-Traded Funds	472,080	—	—	472,080
Short-Term Investments (f)	16,110,103	—	—	16,110,103
Derivatives (g)
Forward Foreign Currency Contracts	—	253,179	—	253,179
Futures Contracts	78,707	—	—	78,707

TOTAL	$573,161,217	$253,179	$—	$573,414,396

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Forward Foreign Currency Contracts	$—	$(9,654,778)	$—	$(9,654,778)
Futures Contracts	(1,160)	—	—	(1,160)

TOTAL	$(1,160)	$(9,654,778)	$—	$(9,655,938)

(f)	See Schedule of Investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	73

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 97.6%
Austria — 1.1%
Agrana Beteiligungs AG	43	$1,023
ANDRITZ AG	143	8,247
AT&S Austria Technologie & Systemtechnik AG	59	2,182
BAWAG Group AG, 144A*	156	8,623
CA Immobilien Anlagen AG	156	6,801
DO & CO AG*	13	1,175
Erste Group Bank AG	655	26,928
EVN AG	92	2,234
FACC AG*	51	584
IMMOFINANZ AG*(a)	227	5,091
Lenzing AG*	36	4,895
Oesterreichische Post AG (a)	93	4,828
OMV AG	341	19,524
Palfinger AG	35	1,626
Porr AG*	19	390
Raiffeisen Bank International AG	371	8,833
S IMMO AG	116	3,078
S&T AG*(a)	108	2,721
Schoeller-Bleckmann Oilfield Equipment AG*	35	1,558
Semperit AG Holding	26	1,156
Telekom Austria AG*	389	3,411
UNIQA Insurance Group AG	336	3,049
Verbund AG	163	14,949
Vienna Insurance Group AG Wiener Versicherung Gruppe	92	2,604
voestalpine AG	282	12,745
Wienerberger AG	260	10,028
Zumtobel Group AG*	67	672

(Cost $128,806)		158,955

Belgium — 3.1%
Ackermans & van Haaren NV	54	8,723
Aedifica SA REIT	73	9,471
Ageas SA/NV	416	27,216
AGFA-Gevaert NV*	430	2,040
Akka Technologies*	31	886
Anheuser-Busch InBev SA/NV	1,779	133,921
Barco NV	156	4,353
Befimmo SA REIT	36	1,574
Bekaert SA	84	4,012
bpost SA*	235	3,118
Cie d’Entreprises CFE	19	2,128
Cofinimmo SA REIT	64	10,088
D’ieteren SA/NV	47	5,541
Econocom Group SA/NV	298	1,195
Elia Group SA/NV	74	7,927
Etablissements Franz Colruyt NV	128	7,792
Euronav NV	403	3,851
Fagron	187	4,253
Galapagos NV*	99	7,397
Gimv NV	32	2,066
Groupe Bruxelles Lambert SA	269	30,520
Intervest Offices & Warehouses NV REIT	79	2,241
Ion Beam Applications	51	1,037

	Number of Shares	Value
Belgium (Continued)
KBC Ancora*	91	$4,240
KBC Group NV	585	47,844
Kinepolis Group NV*	35	2,113
Melexis NV	45	4,699
Mithra Pharmaceuticals SA*	32	916
Montea C.V.A REIT	27	3,150
Ontex Group NV*	188	2,524
Orange Belgium SA*	10	239
Proximus SADP	376	7,635
Recticel SA	68	1,224
Retail Estates NV REIT	18	1,536
Sofina SA	35	14,543
Solvay SA	171	23,086
Telenet Group Holding NV	116	4,505
Tessenderlo Group SA*	52	2,216
UCB SA	301	28,165
Umicore SA	464	27,842
Van de Velde NV	13	388
VGP NV	17	3,239
Warehouses De Pauw CVA REIT	299	11,408
X-Fab Silicon Foundries SE, 144A*	123	1,200
Xior Student Housing NV REIT	48	2,879

(Cost $522,870)		476,941

Finland — 3.6%
Admicom OYJ	10	1,112
Aktia Bank OYJ	108	1,453
BasWare OYJ*	17	813
Cargotec OYJ, Class B	107	6,037
Caverion OYJ	306	2,395
Citycon OYJ (a)	180	1,625
Elisa OYJ	328	19,357
Finnair OYJ*	1,305	1,146
Fortum OYJ (a)	1,046	29,816
F-Secure OYJ	204	1,046
Harvia OYJ	33	1,949
Huhtamaki OYJ	235	11,035
Kemira OYJ	240	3,906
Kesko OYJ, Class B	656	22,678
Kojamo OYJ	290	6,642
Kone OYJ, Class B	782	63,248
Konecranes OYJ	158	7,184
Metsa Board OYJ	415	4,714
Metso Outotec OYJ	1,438	17,061
Musti Group OYJ*	64	2,478
Neles OYJ	256	3,788
Neste OYJ	1,000	65,912
Nokia OYJ*	12,508	64,975
Nokian Renkaat OYJ	300	11,886
Oriola OYJ, Class B	267	616
Orion OYJ, Class B	271	11,665
Outokumpu OYJ*	688	3,847
QT Group OYJ*	41	5,415
Revenio Group OYJ	47	3,641
Rovio Entertainment OYJ, 144A	122	1,006
Sampo OYJ, Class A	1,174	54,697
Sanoma OYJ	163	2,767

See Notes to Financial Statements.	74

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Finland (Continued)
Stora Enso OYJ, Class R	1,376	$24,087
TietoEVRY OYJ	230	7,436
Tokmanni Group Corp.	140	3,900
UPM-Kymmene OYJ	1,255	47,821
Uponor OYJ	124	3,724
Valmet OYJ	323	13,911
Wartsila OYJ Abp	1,034	13,972
YIT OYJ	322	1,996

(Cost $440,022)		552,757

France — 31.2%
AB Science SA*	60	820
ABC arbitrage	52	457
Accor SA*	401	16,113
Aeroports de Paris*	68	9,425
Air France-KLM*(a)	715	4,045
Air Liquide SA	1,105	187,932
Airbus SE*	1,375	179,340
AKWEL	19	661
Albioma SA	51	2,270
ALD SA, 144A	274	4,208
Alstom SA*	655	36,836
Altarea SCA REIT	8	1,816
Alten SA*	73	9,061
Amundi SA, 144A	142	12,624
Arkema SA (a)	146	19,237
Atos SE	231	15,491
Aubay	12	599
AXA SA	4,481	123,729
Beneteau SA*	67	1,175
BioMerieux	99	11,382
BNP Paribas SA (a)	2,622	179,073
Boiron SA	13	658
Bollore SA	2,076	10,845
Bonduelle SCA	27	725
Bouygues SA (a)	533	21,756
Bureau Veritas SA*	696	21,422
Capgemini SE (a)	381	71,121
Carmila SA REIT (a)	132	2,153
Carrefour SA (a)	1,426	29,156
Casino Guichard Perrachon SA*(a)	93	3,002
Cellectis SA*	60	965
CGG SA*	1,790	1,948
Chargeurs SA	45	1,243
Cie de Saint-Gobain*	1,182	79,237
Cie des Alpes*	11	310
Cie Generale des Etablissements Michelin SCA	400	61,534
Cie Plastic Omnium SA	138	4,732
CNP Assurances	429	7,780
Coface SA	220	2,682
Covivio REIT	124	11,697
Credit Agricole SA (a)	2,699	40,272
Danone SA	1,536	109,505
Dassault Aviation SA	6	7,535
Dassault Systemes SE	313	72,053
Derichebourg SA*	172	1,773

	Number of Shares	Value
France (Continued)
Edenred	569	$30,942
Eiffage SA	197	21,763
Electricite de France SA	1,104	15,424
Elior Group SA, 144A*	250	1,976
Elis SA*	426	8,012
Engie SA (a)	4,217	62,655
Eramet SA*	19	1,384
EssilorLuxottica SA (a)	665	115,376
Eurazeo SE	100	8,933
Eutelsat Communications SA	427	5,433
Faurecia SE*	277	14,982
Fnac Darty SA*	35	2,474
Gaztransport Et Technigaz SA	51	4,278
Gecina SA REIT	108	17,235
Getlink SE	983	15,741
Groupe Guillin	12	367
Guerbet	12	456
Hermes International	74	104,291
ICADE REIT	69	6,181
ID Logistics Group*	5	1,455
Iliad SA	36	5,983
Imerys SA	83	4,322
Interparfums SA	44	3,336
Ipsen SA	91	9,212
IPSOS	100	4,097
JCDecaux SA*	151	4,435
Kaufman & Broad SA	31	1,497
Kering SA (a)	175	160,135
Klepierre SA REIT	460	13,298
Korian SA*	186	6,824
La Francaise des Jeux SAEM, 144A	219	12,466
Lagardere SCA*	77	1,970
Legrand SA	630	65,977
LISI	40	1,421
LNA Sante SA	13	796
L’Oreal SA	589	265,272
LVMH Moet Hennessy Louis Vuitton SE	650	518,244
Maisons du Monde SA, 144A*	100	2,702
Manitou BF SA	19	633
McPhy Energy SA*	48	1,648
Mercialys SA REIT (a)	121	1,555
Mersen SA*	43	1,635
Metropole Television SA	59	1,257
Natixis SA*(a)	2,162	10,723
Neoen SA, 144A*(a)	87	3,594
Nexans SA	63	5,601
Nexity SA (a)	100	5,200
Orange SA	4,704	59,881
Orpea SA*	121	15,166
Pernod Ricard SA	488	107,505
PEUGEOT INVEST	11	1,539
Pharmagest Interactive	18	1,999
Publicis Groupe SA	534	36,242
Quadient SA	83	2,592
Remy Cointreau SA	53	11,076
Renault SA*	444	18,371
Rexel SA*	569	11,609

See Notes to Financial Statements.	75

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
France (Continued)
Rubis SCA	220	$10,640
Safran SA	795	118,954
Sanofi	2,639	280,661
Sartorius Stedim Biotech	65	28,170
Schneider Electric SE	1,256	198,746
SCOR SE*	350	11,385
SEB SA	65	12,106
SMCP SA, 144A*	91	800
Societe BIC SA (a)	60	4,432
Societe Generale SA	1,906	61,077
Sodexo SA*	207	20,048
SOITEC*	52	10,607
Sopra Steria Group SACA*	40	7,474
SPIE SA	283	6,797
Suez SA*	815	19,893
Tarkett SA*	70	1,729
Technicolor SA*	472	2,026
Technip Energies NV*	185	2,831
Teleperformance	139	53,475
Television Francaise 1	100	1,046
Thales SA	249	25,535
TotalEnergies SE (a)	5,828	270,140
Trigano SA	20	4,231
Ubisoft Entertainment SA*	212	15,544
Unibail-Rodamco-Westfield REIT*	296	25,765
Valeo SA	537	17,566
Valneva SE*(a)	169	2,213
Veolia Environnement SA	1,261	39,630
Verallia SA, 144A	82	3,295
Vicat SA	50	2,651
Vilmorin & Cie SA	20	1,436
Vinci SA	1,233	140,102
Virbac SA*	8	2,612
Vivendi SE*	1,689	61,384
Voltalia SA*	56	1,517
Wendel SE	67	9,357
Worldline SA, 144A*	560	53,606

(Cost $3,620,763)		4,729,050

Germany — 25.2%
1&1 Drillisch AG	104	3,319
Aareal Bank AG	129	3,278
adidas AG	444	161,988
ADVA Optical Networking SE*	108	1,469
AIXTRON SE	245	5,059
Allianz SE	962	253,452
alstria office REIT-AG REIT	385	7,015
Amadeus Fire AG	13	2,420
AURELIUS Equity Opportunities SE & Co. KGaA	51	1,654
Aurubis AG	75	7,172
BASF SE	2,139	174,361
Basler AG	12	1,585
Bayer AG	2,296	144,539
Bayerische Motoren Werke AG	767	81,318
BayWa AG	32	1,552
Bechtle AG*	67	12,912

	Number of Shares	Value
Germany (Continued)
Beiersdorf AG	227	$26,882
Bertrandt AG	13	843
Bilfinger SE	63	2,049
Borussia Dortmund GmbH & Co. KGaA*	161	1,189
Brenntag SE	355	33,487
CANCOM SE	80	4,741
Carl Zeiss Meditec AG	93	17,252
CECONOMY AG*	432	2,483
Cewe Stiftung & Co. KGaA	13	2,111
Commerzbank AG*	2,362	19,057
CompuGroup Medical SE & Co. KGaA	62	5,137
Continental AG	256	37,848
Covestro AG, 144A	435	30,480
CropEnergies AG	9	122
CTS Eventim AG & Co. KGaA*	119	8,175
Daimler AG	2,003	186,569
Datagroup SE*	11	865
Delivery Hero SE, 144A*	370	50,901
Dermapharm Holding SE	36	3,053
Deutsche Bank AG*(b)	4,866	72,547
Deutsche Beteiligungs AG	35	1,494
Deutsche Boerse AG	437	71,447
Deutsche EuroShop AG*	100	2,375
Deutsche Lufthansa AG*(a)	704	9,193
Deutsche Pfandbriefbank AG, 144A	317	3,780
Deutsche Post AG	2,325	158,647
Deutsche Telekom AG	7,774	161,553
Deutsche Wohnen SE	804	51,322
Deutz AG*	290	2,489
DIC Asset AG	107	1,951
Draegerwerk AG & Co. KGaA	4	359
Duerr AG	140	5,763
E.ON SE	5,310	64,200
Eckert & Ziegler Strahlen- und Medizintechnik AG	28	3,141
Elmos Semiconductor SE	22	955
ElringKlinger AG*	67	1,285
Encavis AG	196	3,574
Evonik Industries AG	482	17,240
Evotec SE*	312	13,815
Exasol AG*	8	166
flatexDEGIRO AG*	19	2,388
Fraport AG Frankfurt Airport Services Worldwide*(a)	99	7,034
Freenet AG*	322	8,852
Fresenius Medical Care AG & Co. KGaA	467	37,325
Fresenius SE & Co. KGaA	977	52,741
GEA Group AG	371	16,273
Gerresheimer AG	73	8,079
GRENKE AG (a)	70	3,204
Hamborner REIT AG REIT	195	2,186
Hamburger Hafen und Logistik AG	59	1,558
Hannover Rueck SE	141	24,674
HeidelbergCement AG	358	32,685
HelloFresh SE*	389	35,563
Henkel AG & Co. KGaA	241	23,798
Hensoldt AG	99	1,671

See Notes to Financial Statements.	76

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Germany (Continued)
HOCHTIEF AG (a)	60	$5,049
Home24 SE*	52	1,101
Hornbach Baumarkt AG	15	694
Hornbach Holding AG & Co. KGaA	19	2,111
HUGO BOSS AG	130	7,392
Hypoport SE*	8	4,439
Indus Holding AG	35	1,474
Infineon Technologies AG	3,041	123,702
Instone Real Estate Group AG, 144A*	111	3,522
Jenoptik AG	113	3,341
JOST Werke AG, 144A	31	2,089
K+S AG	482	6,690
KION Group AG	169	18,066
Kloeckner & Co. SE*	172	2,377
Knorr-Bremse AG	168	20,893
Koenig & Bauer AG*	28	996
Krones AG	35	3,326
KWS Saat SE & Co. KGaA	35	3,240
LANXESS AG	203	15,217
LEG Immobilien SE	176	25,805
LPKF Laser & Electronics AG	68	1,898
MBB SE	5	797
Medios AG*	16	668
Merck KGaA	306	55,212
METRO AG	291	3,744
MLP SE	148	1,348
MorphoSys AG*	76	6,691
MTU Aero Engines AG	123	31,737
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	326	94,141
Nagarro SE*	14	1,537
Nemetschek SE	136	10,058
New Work SE	7	1,994
Nordex SE*	155	3,599
Norma Group SE	72	4,154
OHB SE	13	578
OSRAM Licht AG*	69	4,413
PATRIZIA AG	108	3,222
Pfeiffer Vacuum Technology AG	12	2,380
PNE AG	156	1,383
ProSiebenSat.1 Media SE*	387	8,764
Puma SE	232	26,617
Rational AG	13	11,684
Rheinmetall AG	106	11,005
RWE AG	1,510	56,965
SAF-Holland SA*	107	1,766
Salzgitter AG*	82	2,679
SAP SE	2,441	338,855
Scout24 AG, 144A (a)	210	17,057
SGL Carbon SE*	115	932
Siemens AG	1,786	289,687
Siemens Energy AG*	967	30,745
Siemens Healthineers AG, 144A	622	34,973
Siltronic AG (a)	38	6,473
Sixt SE*	36	5,719
SMA Solar Technology AG*	27	1,511
Software AG	121	5,410

	Number of Shares	Value
Germany (Continued)
STRATEC SE	18	$2,597
Stroeer SE & Co. KGaA	74	6,063
Suedzucker AG	166	2,783
Symrise AG	303	40,202
TAG Immobilien AG	331	10,459
Takkt AG	76	1,284
TeamViewer AG, 144A*	355	14,052
Telefonica Deutschland Holding AG	2,472	6,762
thyssenkrupp AG*	1,010	11,943
Uniper SE	217	7,863
United Internet AG	250	10,437
Varta AG*	43	6,615
VERBIO Vereinigte BioEnergie AG	59	3,336
Volkswagen AG	75	26,744
Vonovia SE	1,248	78,046
Vossloh AG	26	1,358
Wacker Chemie AG	40	6,691
Wacker Neuson SE	68	2,047
Washtec AG	36	2,338
Westwing Group AG*	33	2,058
Wuestenrot & Wuerttembergische AG	43	1,002
Zalando SE, 144A*	391	41,799
Zeal Network SE	26	1,256
zooplus AG*	11	3,150

(Cost $3,267,255)		3,824,469

Ireland — 2.3%
AerCap Holdings NV*	312	18,408
AIB Group PLC*	2,003	6,679
Bank of Ireland Group PLC*	2,365	15,166
Cairn Homes PLC*	2,144	2,800
CRH PLC	1,823	94,899
Dalata Hotel Group PLC*	423	2,281
Flutter Entertainment PLC*	386	71,842
Glanbia PLC	498	8,343
Glenveagh Properties PLC, 144A*	2,392	2,905
Hibernia REIT PLC REIT	1,580	2,334
Irish Residential Properties REIT PLC REIT	1,310	2,547
Kerry Group PLC, Class A	371	50,177
Kingspan Group PLC	364	34,212
Origin Enterprises PLC	298	1,367
Smurfit Kappa Group PLC	568	30,193
Total Produce PLC	778	2,440
Uniphar PLC	354	1,489

(Cost $272,112)		348,082

Italy — 7.0%
A2A SpA	3,982	8,324
ACEA SpA	125	3,049
AMCO — Asset Management Co SpA, Class B*(c)	13	0
Amplifon SpA	303	14,432
Anima Holding SpA, 144A	656	3,445
Arnoldo Mondadori Editore SpA*	223	457
Ascopiave SpA	117	525
Assicurazioni Generali SpA (a)	2,572	52,886
ASTM SpA*	124	4,237

See Notes to Financial Statements.	77

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Italy (Continued)
Atlantia SpA*	1,143	$22,496
Autogrill SpA*(a)	295	2,595
Azimut Holding SpA	278	6,911
Banca Carige SpA*(c)	462	847
Banca Generali SpA*	134	5,480
Banca IFIS SpA	44	695
Banca Mediolanum SpA	524	5,194
Banca Monte dei Paschi di Siena SpA*(a)	678	1,021
Banca Popolare di Sondrio SCPA	1,047	5,201
Banco BPM SpA	3,334	11,937
BFF Bank SpA, 144A	380	3,573
Biesse SpA*	28	1,012
BPER Banca	2,458	6,096
Brembo SpA	378	5,011
Brunello Cucinelli SpA*	75	4,728
Buzzi Unicem SpA	191	5,486
Carel Industries SpA, 144A	99	2,845
Cementir Holding NV	60	690
Cerved Group SpA*	466	5,602
CIR SpA-Compagnie Industriali*	1,805	1,117
Credito Emiliano SpA	216	1,437
Danieli & C Officine Meccaniche SpA (a)	27	728
Danieli & C Officine Meccaniche SpA-RSP	76	1,413
Datalogic SpA	43	1,123
Davide Campari-Milano NV	1,241	16,063
De’ Longhi SpA	164	7,328
DiaSorin SpA	59	10,436
doValue SpA, 144A*	82	1,031
El.En. SpA	19	1,034
Enav SpA, 144A*	703	3,404
Enel SpA	18,967	186,849
Eni SpA	5,954	73,216
ERG SpA	148	4,506
Falck Renewables SpA	306	2,075
Ferrari NV	297	62,813
Fila SpA	51	687
Fincantieri SpA*	1,167	1,078
FinecoBank Banca Fineco SpA*	1,431	24,035
Gruppo MutuiOnline SpA	51	2,598
GVS SpA, 144A*	164	2,934
Hera SpA	2,029	8,662
Illimity Bank SpA*	151	1,959
Immobiliare Grande Distribuzione SIIQ SpA REIT	148	744
Infrastrutture Wireless Italiane SpA, 144A	792	8,868
Interpump Group SpA	155	8,863
Intesa Sanpaolo SpA	38,227	112,962
Iren SpA	1,444	4,513
Italgas SpA	1,238	8,196
Italmobiliare SpA	35	1,288
Juventus Football Club SpA*(a)	1,177	1,097
La Doria SpA	11	238
Leonardo SpA	969	8,425
Maire Tecnimont SpA (a)	282	1,015
MARR SpA*	84	2,098
Mediaset SpA*	602	2,169

	Number of Shares	Value
Italy (Continued)
Mediobanca Banca di Credito Finanziario SpA*	1,524	$18,189
Moncler SpA	457	32,480
Nexi SpA, 144A*	1,039	21,015
Piaggio & C SpA	402	1,599
Pirelli & C SpA, 144A*	911	5,411
Poste Italiane SpA, 144A	1,264	17,876
Prysmian SpA	563	19,435
RAI Way SpA, 144A	249	1,498
Recordati Industria Chimica e Farmaceutica SpA	250	13,907
Reply SpA	47	7,552
Saipem SpA*(a)	1,446	3,644
Salvatore Ferragamo SpA*	100	2,360
Sanlorenzo SpA	63	1,903
Saras SpA*	1,374	1,195
Sesa SpA*	20	3,160
Snam SpA	4,573	26,881
Societa Cattolica Di Assicurazione SPA*(a)	331	2,821
Tamburi Investment Partners SpA	174	1,679
Technogym SpA, 144A	334	4,231
Telecom Italia SpA	23,461	12,583
Telecom Italia SpA-RSP	13,727	7,866
Terna SPA	3,226	24,648
Tinexta SpA*	68	2,277
Tod’s SpA*(a)	20	1,170
UniCredit SpA	4,982	63,969
Unipol Gruppo SpA	1,065	5,965
Webuild SpA	431	1,036
Zignago Vetro SpA	35	725

(Cost $918,902)		1,068,852

Luxembourg — 1.1%
ADLER Group SA, 144A*	173	5,433
APERAM SA	104	5,800
ArcelorMittal SA*	1,688	55,516
Aroundtown SA	2,317	19,454
B&S Group SARL, 144A	59	662
Befesa SA, 144A	91	6,599
Corestate Capital Holding SA*(a)	27	399
Eurofins Scientific SE*	312	33,678
Global Fashion Group SA*	177	2,560
Grand City Properties SA	268	7,656
SES SA	881	7,606
Solutions 30 SE*(a)	223	1,466
Stabilus SA	57	4,809
Tenaris SA	1,152	13,143

(Cost $155,617)		164,781

Netherlands — 13.5%
Aalberts NV	243	13,731
ABN AMRO Bank NV, 144A*	910	12,152
Accell Group NV*	32	1,804
Adyen NV, 144A*	46	106,337
Aegon NV	4,202	19,814
Akzo Nobel NV	439	56,528

See Notes to Financial Statements.	78

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Netherlands (Continued)
Alfen Beheer BV, 144A*	38	$3,299
AMG Advanced Metallurgical Group NV	75	2,739
Arcadis NV	164	7,160
Argenx SE*	106	29,256
ASM International NV	111	34,911
ASML Holding NV	981	656,430
ASR Nederland NV	338	14,553
Basic-Fit NV, 144A*	100	4,901
BE Semiconductor Industries NV	161	13,144
Boskalis Westminster	201	6,892
Brunel International NV	60	826
CM.com NV*	48	1,667
Corbion NV	149	8,673
Eurocommercial Properties NV*	99	2,942
Euronext NV, 144A	184	19,744
EXOR NV	262	22,491
Flow Traders, 144A	76	3,325
ForFarmers NV	51	331
Fugro NV*	168	1,820
Heineken Holding NV	263	26,533
Heineken NV	599	71,505
IMCD NV	137	22,164
ING Groep NV	9,083	125,955
Intertrust NV, 144A*	205	3,780
JDE Peet’s NV*	177	6,983
Just Eat Takeaway.com NV, 144A*	281	25,510
Koninklijke Ahold Delhaize NV	2,482	71,705
Koninklijke BAM Groep NV*	728	2,142
Koninklijke DSM NV	398	73,345
Koninklijke KPN NV	7,859	26,121
Koninklijke Philips NV	2,151	121,062
Koninklijke Vopak NV	165	7,805
NN Group NV	666	33,823
NSI NV REIT	44	1,840
OCI NV*	208	5,306
Pharming Group NV*	1,341	1,648
PostNL NV	1,064	6,258
Prosus NV*	1,135	117,850
QIAGEN NV*	538	26,507
Randstad NV	277	21,591
SBM Offshore NV	365	6,309
Shop Apotheke Europe NV, 144A*	34	6,357
SIF Holding NV	20	397
Signify NV, 144A	309	19,180
Sligro Food Group NV*	60	1,926
Stellantis NV	4,741	94,256
TKH Group NV (a)	99	5,288
TomTom NV*	172	1,558
Van Lanschot Kempen NV*	68	1,979
Vastned Retail NV REIT	36	1,076
Wereldhave NV REIT (a)	92	1,644
Wolters Kluwer NV	615	58,991

(Cost $1,176,669)		2,043,864

Poland — 0.1%
InPost SA* (Cost $8,728)	471	9,438

	Number of Shares	Value
Portugal — 0.5%
Altri SGPS SA	156	$1,092
Banco Comercial Portugues SA, Class R*	21,689	4,220
Corticeira Amorim SGPS SA	119	1,502
CTT-Correios de Portugal SA	307	1,603
EDP — Energias de Portugal SA	6,435	37,024
Galp Energia SGPS SA	1,203	14,976
Jeronimo Martins SGPS SA	541	10,472
Navigator Co. SA	599	2,065
NOS SGPS SA (a)	672	2,403
REN — Redes Energeticas Nacionais SGPS SA	822	2,297
Semapa-Sociedade de Investimento e Gestao	58	830
Sonae SGPS SA	1,930	1,849

(Cost $75,645)		80,333

Spain — 7.9%
Acciona SA	52	8,782
Acerinox SA	348	4,994
ACS Actividades de Construccion y Servicios SA	564	17,587
Aena SME SA, 144A*	177	31,060
Almirall SA	140	2,402
Almirall SA*	2	34
Amadeus IT Group SA*	1,064	80,331
Applus Services SA*	306	3,207
Atresmedia Corp. de Medios de Comunicacion SA*	202	989
Banco Bilbao Vizcaya Argentaria SA*	15,537	97,581
Banco de Sabadell SA*	12,773	9,790
Banco Santander SA*	40,444	169,341
Bankinter SA	1,594	9,142
CaixaBank SA	10,379	35,614
Cellnex Telecom SA, 144A*	1,200	72,021
Cia de Distribucion Integral Logista Holdings SA	155	3,397
CIE Automotive SA	112	3,399
Construcciones y Auxiliar de Ferrocarriles SA	44	2,063
Corp. Financiera Alba SA	48	2,700
Distribuidora Internacional de Alimentacion SA*	3,624	348
Ebro Foods SA	165	3,523
EDP Renovaveis SA	678	15,993
eDreams ODIGEO SA*	182	1,160
Enagas SA	599	14,082
Ence Energia y Celulosa SA*	259	1,096
Endesa SA	754	20,561
Euskaltel SA, 144A	196	2,636
Faes Farma SA	680	2,812
Ferrovial SA	1,083	31,824
Ferrovial SA*	9	264
Fluidra SA	183	7,396
Gestamp Automocion SA, 144A*	369	2,022
Global Dominion Access SA, 144A*	242	1,327
Grifols SA (a)	688	19,207
Grupo Catalana Occidente SA	109	4,612

See Notes to Financial Statements.	79

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Spain (Continued)
Grupo Empresarial San Jose SA	53	$373
Iberdrola SA	13,493	181,417
Indra Sistemas SA*	361	3,095
Industria de Diseno Textil SA	2,540	98,430
Inmobiliaria Colonial Socimi SA REIT	617	6,881
Laboratorios Farmaceuticos Rovi SA	46	3,206
Lar Espana Real Estate Socimi SA REIT	218	1,440
Liberbank SA	6,321	2,554
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros*	1,594	3,321
Mapfre SA (a)	2,077	4,733
Mediaset Espana Comunicacion SA*	279	1,974
Melia Hotels International SA*	258	2,182
Merlin Properties Socimi SA REIT	864	10,022
Metrovacesa SA, 144A*	92	809
Miquel y Costas & Miquel SA	59	1,159
Naturgy Energy Group SA	694	18,187
Neinor Homes SA, 144A*	130	1,717
Pharma Mar SA	38	3,572
Promotora de Informaciones SA, Class A*	684	759
Prosegur Cash SA, 144A	1,224	1,157
Prosegur Cia de Seguridad SA	625	1,932
Red Electrica Corp. SA	1,009	20,260
Repsol SA	3,497	46,714
Sacyr SA	946	2,554
Siemens Gamesa Renewable Energy SA	561	18,433
Solaria Energia y Medio Ambiente SA*	124	2,417
Solarpack Corp. Tecnologica SA*	52	1,211
Talgo SA, 144A*	242	1,472
Tecnicas Reunidas SA*	76	1,094
Telefonica SA	11,464	56,355
Unicaja Banco SA, 144A	2,118	2,360
Viscofan SA	90	6,367
Zardoya Otis SA	430	2,992

(Cost $1,285,195)		1,194,446

Switzerland — 0.4%
STMicroelectronics NV (Cost $29,513)	1,608	60,288

United Kingdom — 0.6%
CNH Industrial NV	2,387	41,230
Coca-Cola Europacific Partners PLC	481	29,110
Dialog Semiconductor PLC*	172	13,722

(Cost $48,771)		84,062

TOTAL COMMON STOCKS (Cost $11,950,868)		14,796,318

PREFERRED STOCKS — 1.8%
Germany — 1.8%
Bayerische Motoren Werke AG	135	12,225
Draegerwerk AG & Co. KGaA	19	1,733
FUCHS PETROLUB SE	158	7,995
Henkel AG & Co. KGaA	422	48,415
Jungheinrich AG	108	5,536
Porsche Automobil Holding SE	355	40,156
Sartorius AG	62	30,706

	Number of Shares	Value
Germany (Continued)
Sixt SE	25	$2,302
STO SE & Co. KGaA	5	1,081
Volkswagen AG	435	121,495

(Cost $185,370)		271,644

TOTAL PREFERRED STOCKS (Cost $185,370)		271,644

RIGHTS — 0.0%
Italy — 0.0%
Brembo SpA*, expires 6/30/21 (Cost $0)	378	0

WARRANTS — 0.0%
Spain — 0.0%
Abengoa SA*, expires 3/31/25 (Cost $43)	7,125	87

EXCHANGE-TRADED FUNDS — 0.1%
iShares Currency Hedged MSCI Eurozone ETF (a) (Cost $23,198)	650	23,439

SECURITIES LENDING COLLATERAL — 4.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e) (Cost $655,154)	655,154	655,154

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d) (Cost $17,223)	17,223	17,223

TOTAL INVESTMENTS — 103.9% (Cost $12,831,856)		$15,763,865
Other assets and liabilities, net — (3.9%)		(595,699)

NET ASSETS — 100.0%		$15,168,166

See Notes to Financial Statements.	80

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
COMMON STOCKS — 0.5%
Germany — 0.5%
Deutsche Bank AG*(b)
79,251	6,613	(51,892)		(75,568)	114,143	—	—	4,866	72,547

SECURITIES LENDING COLLATERAL — 4.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e)
667,973	—	(12,819	)(f)	—	—	76	—	655,154	655,154

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d)
290,364	3,896,989	(4,170,130)		—	—	121	—	17,223	17,223

1,037,588	3,903,602	(4,234,841)		(75,568)	114,143	197	—	677,243	744,924

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $1,132,551, which is 7.5% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Investment was valued using significant unobservable inputs.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $576,172.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
EURO STOXX 50 Futures	EUR	2	$97,213	$98,684	6/18/2021	$1,471

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	EUR	3,496,100	USD	4,211,021	$—	$(64,438)
JP Morgan & Chase Co.	6/3/2021	EUR	4,493,530	USD	5,412,403	—	(82,835)
RBC Capital Markets	6/3/2021	EUR	4,250,000	USD	5,119,117	—	(78,304)
Citigroup Global Markets	6/3/2021	USD	4,274,577	EUR	3,496,100	882	—
JP Morgan & Chase Co.	6/3/2021	USD	66,135	EUR	55,000	1,126	—
JP Morgan & Chase Co.	6/3/2021	USD	5,426,769	EUR	4,438,530	1,209	—
RBC Capital Markets	6/3/2021	USD	5,196,365	EUR	4,250,000	1,056	—
Citigroup Global Markets	7/6/2021	EUR	3,496,100	USD	4,277,227	—	(981)
Citigroup Global Markets	7/6/2021	EUR	250,000	USD	305,860	—	(68)
JP Morgan & Chase Co.	7/6/2021	EUR	4,438,530	USD	5,430,120	—	(1,348)
RBC Capital Markets	7/6/2021	EUR	4,250,000	USD	5,199,573	—	(1,189)

Total unrealized appreciation (depreciation)						$4,273	$(229,163)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	81

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Eurozone Hedged Equity ETF (Continued)

May 31, 2021

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (g)	$14,795,471	$—	$847	$14,796,318
Preferred Stocks	271,644	—	—	271,644
Rights	—	0	—	0
Warrants	87	—	—	87
Exchange-Traded Funds	23,439	—	—	23,439
Short-Term Investments (g)	672,377	—	—	672,377
Derivatives (h)
Forward Foreign Currency Contracts	—	4,273	—	4,273
Futures Contracts	1,471	—	—	1,471

TOTAL	$15,764,489	$4,273	$847	$15,769,609

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (h)
Forward Foreign Currency Contracts	$—	$(229,163)	$—	$(229,163)

TOTAL	$—	$(229,163)	$—	$(229,163)

(g)	See Schedule of Investments for additional detailed categorizations.
(h)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	82

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 91.4%

Communication Services — 5.1%
Deutsche Telekom AG	29,467	$612,358
Scout24 AG, 144A	792	64,328
Telefonica Deutschland Holding AG	8,986	24,581
United Internet AG	874	36,488

(Cost $690,730)		737,755

Consumer Discretionary — 16.8%
adidas AG	1,684	614,387
Bayerische Motoren Werke AG	2,941	311,808
Continental AG	971	143,555
Daimler AG	7,570	705,105
Delivery Hero SE, 144A*	1,386	190,673
HelloFresh SE*	1,475	134,845
Puma SE	882	101,190
Volkswagen AG	286	101,983
Zalando SE, 144A*	1,460	156,076

(Cost $1,914,438)		2,459,622

Consumer Staples — 1.3%
Beiersdorf AG	888	105,158
Henkel AG & Co. KGaA	926	91,438

(Cost $179,069)		196,596

Financials — 13.9%
Allianz SE	3,647	960,851
Commerzbank AG*	8,828	71,227
Deutsche Bank AG*(a)	18,280	272,537
Deutsche Boerse AG	1,679	274,508
Hannover Rueck SE	532	93,095
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,242	358,660

(Cost $1,857,178)		2,030,878

Health Care — 9.6%
Bayer AG	8,687	546,867
Carl Zeiss Meditec AG	362	67,153
Fresenius Medical Care AG & Co. KGaA	1,802	144,026
Fresenius SE & Co. KGaA	3,722	200,924
Merck KGaA	1,144	206,414
QIAGEN NV*	2,026	99,818
Siemens Healthineers AG, 144A	2,373	133,426

(Cost $1,991,609)		1,398,628

Industrials — 16.0%
Brenntag SE	1,363	128,573
Deutsche Lufthansa AG*	2,738	35,752
Deutsche Post AG	8,763	597,944
GEA Group AG	1,382	60,620
KION Group AG	636	67,989
Knorr-Bremse AG	636	79,095
MTU Aero Engines AG	472	121,786
Rational AG	46	41,345
Siemens AG	6,767	1,097,601
Siemens Energy AG*	3,506	111,470

(Cost $1,599,389)		2,342,175

	Number of Shares	Value
Information Technology — 12.9%
Bechtle AG*	240	$46,253
Infineon Technologies AG	11,549	469,792
Nemetschek SE	506	37,423
SAP SE	9,237	1,282,263
TeamViewer AG, 144A*	1,419	56,169

(Cost $1,215,259)		1,891,900

Materials — 8.0%
BASF SE	8,120	661,904
Covestro AG, 144A	1,695	118,768
Evonik Industries AG	1,846	66,028
HeidelbergCement AG	1,316	120,148
LANXESS AG	730	54,721
Symrise AG	1,146	152,051

(Cost $1,233,376)		1,173,620

Real Estate — 4.5%
Aroundtown SA	8,814	74,003
Deutsche Wohnen SE	3,014	192,392
LEG Immobilien SE	637	93,397
Vonovia SE	4,742	296,549

(Cost $457,833)		656,341

Utilities — 3.3%
E.ON SE	19,942	241,105
RWE AG	5,657	213,410
Uniper SE	785	28,443

(Cost $478,093)		482,958

TOTAL COMMON STOCKS (Cost $11,616,974)		13,370,473

PREFERRED STOCKS — 6.7%
Consumer Discretionary — 4.5%
Bayerische Motoren Werke AG	490	44,371
Porsche Automobil Holding SE	1,355	153,269
Volkswagen AG	1,645	459,447

(Cost $596,346)		657,087

Consumer Staples — 1.2%
Henkel AG & Co. KGaA (Cost $183,667)	1,562	179,205

Health Care — 0.8%
Sartorius AG (Cost $33,544)	229	113,413

Materials — 0.2%
FUCHS PETROLUB SE (Cost $26,934)	624	31,575

TOTAL PREFERRED STOCKS (Cost $840,491)		981,280

EXCHANGE-TRADED FUNDS — 0.6%
iShares Currency Hedged MSCI Germany ETF	1,650	54,501
iShares MSCI Germany ETF (b)	820	29,340

TOTAL EXCHANGE-TRADED FUNDS (Cost $75,574)		83,841

See Notes to Financial Statements.	83

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $28,434)	28,434	$28,434

CASH EQUIVALENTS — 1.2%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c) (Cost $179,133)	179,133	179,133

TOTAL INVESTMENTS — 100.1% (Cost $12,740,606)		$14,643,161
Other assets and liabilities, net — (0.1%)		(18,551)

NET ASSETS — 100.0%		$14,624,610

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
COMMON STOCKS — 1.9%
Financials — 1.9%
Deutsche Bank AG*(a)
213,743	30,464	(96,276)		(212,803)	337,409	—	—	18,280	272,537

SECURITIES LENDING COLLATERAL — 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
111,300	—	(82,866	)(e)	—	—	3	—	28,434	28,434

CASH EQUIVALENTS — 1.2%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
229,525	3,839,361	(3,889,753)		—	—	121	—	179,133	179,133

554,568	3,869,825	(4,068,895)		(212,803)	337,409	124	—	225,847	480,104

*	Non-income producing security.
(a)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $27,873, which is 0.2% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
DAX Mini Futures	EUR	2	$185,535	$188,490	6/18/2021	$2,955

See Notes to Financial Statements.	84

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Germany Hedged Equity ETF (Continued)

May 31, 2021

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	EUR	4,184,067	USD	5,039,671	$—	$(77,118)
JP Morgan & Chase Co.	6/3/2021	EUR	4,039,000	USD	4,864,927	—	(74,457)
RBC Capital Markets	6/3/2021	EUR	3,898,919	USD	4,696,240	—	(71,835)
Citigroup Global Markets	6/3/2021	USD	399,893	EUR	332,000	6,117	—
Citigroup Global Markets	6/3/2021	USD	4,709,807	EUR	3,852,067	972	—
JP Morgan & Chase Co.	6/3/2021	USD	92,542	EUR	77,000	1,623	—
JP Morgan & Chase Co.	6/3/2021	USD	4,844,139	EUR	3,962,000	1,079	—
RBC Capital Markets	6/3/2021	USD	4,767,107	EUR	3,898,919	969	—
Citigroup Global Markets	7/6/2021	EUR	3,852,067	USD	4,712,727	—	(1,081)
Citigroup Global Markets	7/6/2021	EUR	224,000	USD	274,053	—	(58)
JP Morgan & Chase Co.	7/6/2021	EUR	3,962,000	USD	4,847,131	—	(1,203)
RBC Capital Markets	7/6/2021	EUR	3,898,919	USD	4,770,051	—	(1,091)

Total unrealized appreciation (depreciation)						$10,760	$(226,843)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

EUR	Euro
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$13,370,473	$—	$—	$13,370,473
Preferred Stocks (f)	981,280	—	—	981,280
Exchange-Traded Funds	83,841	—	—	83,841
Short-Term Investments (f)	207,567	—	—	207,567
Derivatives (g)
Forward Foreign Currency Contracts	—	10,760	—	10,760
Futures Contracts	2,955	—	—	2,955

TOTAL	$14,646,116	$10,760	$—	$14,656,876

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Forward Foreign Currency Contracts	$—	$(226,843)	$—	$(226,843)

TOTAL	$—	$(226,843)	$—	$(226,843)

(f)	See Schedule of Investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	85

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 97.2%
Communication Services — 8.9%
Capcom Co. Ltd.	8,500	$279,478
CyberAgent, Inc.	19,600	393,468
Dentsu Group, Inc. (a)	10,236	351,515
Hakuhodo DY Holdings, Inc.	12,480	206,651
Kakaku.com, Inc.	6,736	205,175
KDDI Corp.	79,415	2,696,005
Koei Tecmo Holdings Co. Ltd.	2,720	128,932
Konami Holdings Corp.	4,464	286,211
Nexon Co. Ltd.	24,264	572,638
Nintendo Co. Ltd.	5,521	3,413,752
Nippon Telegraph & Telephone Corp.	62,852	1,682,808
SoftBank Corp.	140,200	1,800,998
SoftBank Group Corp.	61,586	4,643,840
Square Enix Holdings Co. Ltd.	4,400	235,090
Toho Co. Ltd.	5,798	240,149
Z Holdings Corp.	126,928	596,558

(Cost $14,219,901)		17,733,268

Consumer Discretionary — 18.4%
ABC-Mart, Inc.	1,611	91,960
Aisin Corp.	7,223	316,654
Bandai Namco Holdings, Inc.	9,607	687,994
Bridgestone Corp.	28,007	1,229,351
Casio Computer Co. Ltd.	9,292	161,670
Denso Corp.	21,210	1,453,454
Fast Retailing Co. Ltd.	2,889	2,352,837
Hikari Tsushin, Inc.	952	189,374
Honda Motor Co. Ltd.	79,545	2,435,970
Iida Group Holdings Co. Ltd.	6,866	182,859
Isuzu Motors Ltd.	26,095	343,913
Koito Manufacturing Co. Ltd.	5,272	342,350
Mazda Motor Corp.*	27,504	234,873
McDonald’s Holdings Co. Japan Ltd.	4,019	181,881
Mercari, Inc.*	5,000	237,008
Nissan Motor Co. Ltd.*	110,947	546,274
Nitori Holdings Co. Ltd.	3,847	666,347
Oriental Land Co. Ltd.	9,725	1,448,669
Pan Pacific International Holdings Corp.	20,500	403,672
Panasonic Corp.	107,644	1,225,976
Rakuten Group, Inc.	43,138	494,458
Rinnai Corp.	1,755	170,868
Ryohin Keikaku Co. Ltd.	12,500	237,350
Sekisui Chemical Co. Ltd.	18,852	321,116
Sekisui House Ltd.	30,952	643,974
Sharp Corp.	10,055	183,486
Shimano, Inc.	3,684	834,443
Sony Group Corp.	61,993	6,106,444
Stanley Electric Co. Ltd.	6,046	180,016
Subaru Corp.	30,917	601,595
Sumitomo Electric Industries Ltd.	38,113	583,582
Suzuki Motor Corp.	18,189	787,930
Toyota Industries Corp.	7,399	631,169
Toyota Motor Corp.	104,173	8,672,362
USS Co. Ltd.	11,118	194,354
Yamada Holdings Co. Ltd.	33,447	162,515
Yamaha Corp.	6,807	408,457

	Number of Shares	Value
Consumer Discretionary (Continued)
Yamaha Motor Co. Ltd.	14,024	$409,231
ZOZO, Inc.	6,134	207,567

(Cost $30,972,553)		36,564,003

Consumer Staples — 6.9%
Aeon Co. Ltd.	32,502	870,361
Ajinomoto Co., Inc.	23,301	535,440
Asahi Group Holdings Ltd.	22,397	1,067,585
Cosmos Pharmaceutical Corp.	1,100	153,009
Ito En Ltd.	2,700	149,438
Japan Tobacco, Inc. (a)	58,789	1,161,122
Kao Corp.	23,684	1,448,209
Kikkoman Corp.	6,948	451,185
Kirin Holdings Co. Ltd.	40,489	817,804
Kobayashi Pharmaceutical Co. Ltd.	2,600	230,816
Kobe Bussan Co. Ltd.	6,900	174,186
Kose Corp.	1,588	249,027
Lawson, Inc.	2,369	106,669
Lion Corp.	10,488	183,629
MEIJI Holdings Co. Ltd.	6,293	390,834
NH Foods Ltd.	3,911	156,276
Nisshin Seifun Group, Inc.	9,475	142,268
Nissin Foods Holdings Co. Ltd.	2,970	215,107
Pigeon Corp.	5,300	149,333
Pola Orbis Holdings, Inc.	4,579	119,107
Seven & i Holdings Co. Ltd.	36,802	1,591,874
Shiseido Co. Ltd.	19,507	1,412,650
Suntory Beverage & Food Ltd.	6,636	244,554
Toyo Suisan Kaisha Ltd.	4,612	184,918
Tsuruha Holdings, Inc.	1,997	242,580
Unicharm Corp.	19,774	780,738
Welcia Holdings Co. Ltd.	4,300	131,368
Yakult Honsha Co. Ltd.	6,238	336,712

(Cost $14,698,353)		13,696,799

Energy — 0.6%
ENEOS Holdings, Inc.	153,537	634,537
Idemitsu Kosan Co. Ltd.	10,260	242,233
Inpex Corp.	49,744	342,107

(Cost $1,919,689)		1,218,877

Financials — 9.0%
Acom Co. Ltd.	19,274	86,081
Chiba Bank Ltd.	25,060	159,300
Concordia Financial Group Ltd.	53,838	197,178
Dai-ichi Life Holdings, Inc.	49,919	1,018,076
Daiwa Securities Group, Inc.	73,144	420,733
Japan Exchange Group, Inc.	25,232	583,039
Japan Post Bank Co. Ltd.	19,225	163,471
Japan Post Holdings Co. Ltd.*	77,970	648,599
Japan Post Insurance Co. Ltd.	10,600	203,306
Mitsubishi HC Capital, Inc.	30,216	168,342
Mitsubishi UFJ Financial Group, Inc.	600,642	3,401,206
Mizuho Financial Group, Inc.	117,877	1,801,153
MS&AD Insurance Group Holdings, Inc.	22,389	683,591
Nomura Holdings, Inc.	149,977	823,237
ORIX Corp.	59,827	1,055,401
Resona Holdings, Inc.	106,076	452,632

See Notes to Financial Statements.	86

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Financials (Continued)
SBI Holdings, Inc.	12,099	$305,320
Shizuoka Bank Ltd.	23,082	182,776
Sompo Holdings, Inc.	15,475	622,449
Sumitomo Mitsui Financial Group, Inc.	63,972	2,308,461
Sumitomo Mitsui Trust Holdings, Inc.	17,062	587,641
T&D Holdings, Inc.	27,049	368,098
Tokio Marine Holdings, Inc.	30,971	1,464,963
Tokyo Century Corp.	1,900	111,754

(Cost $19,999,155)		17,816,807

Health Care — 9.5%
Asahi Intecc Co. Ltd.	10,500	259,695
Astellas Pharma, Inc.	90,935	1,492,882
Chugai Pharmaceutical Co. Ltd.	32,835	1,258,940
Daiichi Sankyo Co. Ltd.	82,983	1,917,499
Eisai Co. Ltd.	11,612	780,355
Hisamitsu Pharmaceutical Co., Inc.	2,406	131,848
Hoya Corp.	18,386	2,409,710
Kyowa Kirin Co. Ltd.	13,060	394,818
M3, Inc.	21,584	1,460,158
Medipal Holdings Corp.	9,582	183,256
Nippon Shinyaku Co. Ltd.	2,500	179,012
Olympus Corp.	56,776	1,219,110
Ono Pharmaceutical Co. Ltd.	18,783	424,929
Otsuka Holdings Co. Ltd.	19,100	787,794
PeptiDream, Inc.*	4,600	215,527
Santen Pharmaceutical Co. Ltd.	17,574	234,823
Shionogi & Co. Ltd.	13,008	660,201
Sumitomo Dainippon Pharma Co. Ltd.	8,548	162,856
Sysmex Corp.	8,344	850,480
Taisho Pharmaceutical Holdings Co. Ltd.	1,546	87,827
Takeda Pharmaceutical Co. Ltd.	77,723	2,639,984
Terumo Corp.	31,502	1,213,297

(Cost $16,478,653)		18,965,001

Industrials — 21.3%
AGC, Inc. (a)	9,162	399,985
ANA Holdings, Inc.*	8,418	204,126
Central Japan Railway Co.	7,026	1,043,729
Dai Nippon Printing Co. Ltd.	11,443	246,543
Daifuku Co. Ltd.	5,100	428,532
Daikin Industries Ltd.	12,248	2,416,824
East Japan Railway Co.	14,985	1,046,993
FANUC Corp.	9,389	2,255,281
Fuji Electric Co. Ltd.	6,106	286,088
Hankyu Hanshin Holdings, Inc.	11,040	344,842
Harmonic Drive Systems, Inc. (a)	2,000	107,772
Hino Motors Ltd.	14,760	137,233
Hitachi Construction Machinery Co. Ltd.	5,020	166,432
Hitachi Ltd.	47,634	2,495,466
Hoshizaki Corp.	2,654	235,852
ITOCHU Corp. (a)	58,188	1,726,667
Japan Airlines Co. Ltd.*	6,754	154,153
Kajima Corp.	23,176	320,684
Keio Corp.	4,936	306,556
Keisei Electric Railway Co. Ltd.	6,184	190,620
Kintetsu Group Holdings Co. Ltd.*	8,310	292,964

	Number of Shares	Value
Industrials (Continued)
Komatsu Ltd.	42,837	$1,253,146
Kubota Corp.	51,163	1,162,604
Kurita Water Industries Ltd.	4,642	213,255
Lixil Corp.	12,916	339,386
Makita Corp.	10,744	518,114
Marubeni Corp.	78,887	696,935
MINEBEA MITSUMI, Inc.	17,324	471,509
MISUMI Group, Inc.	13,720	441,085
Mitsubishi Corp.	61,791	1,684,029
Mitsubishi Electric Corp.	89,226	1,378,851
Mitsubishi Heavy Industries Ltd.	15,302	463,295
Mitsui & Co. Ltd.	75,771	1,670,574
Miura Co. Ltd.	4,300	197,543
MonotaRO Co. Ltd.	12,000	278,601
Nabtesco Corp. (a)	5,772	264,640
NGK Insulators Ltd.	12,564	220,091
Nidec Corp.	22,090	2,527,972
Nihon M&A Center, Inc.	14,600	349,365
Nippon Express Co. Ltd.	3,839	307,499
Nippon Yusen KK	8,012	330,388
NSK Ltd.	18,998	180,281
Obayashi Corp.	34,508	290,587
Odakyu Electric Railway Co. Ltd.	14,177	366,046
Persol Holdings Co. Ltd.	8,000	151,612
Recruit Holdings Co. Ltd.	66,691	3,383,583
Secom Co. Ltd.	10,272	804,010
SG Holdings Co. Ltd.	15,300	341,801
Shimizu Corp.	26,468	216,840
SMC Corp.	2,858	1,710,258
Sohgo Security Services Co. Ltd.	3,422	156,583
Sumitomo Corp.	55,773	778,346
Taisei Corp.	9,352	326,282
THK Co. Ltd.	5,676	184,552
Tobu Railway Co. Ltd.	9,090	231,380
Tokyu Corp.	25,722	344,401
Toppan Printing Co. Ltd.	12,639	221,405
Toshiba Corp.	19,923	836,115
TOTO Ltd.	7,138	384,640
Toyota Tsusho Corp.	10,231	458,335
West Japan Railway Co.	7,779	442,626
Yamato Holdings Co. Ltd.	14,517	399,088
Yaskawa Electric Corp.	11,782	571,399

(Cost $36,970,406)		42,356,394

Information Technology — 13.2%
Advantest Corp.	9,800	885,213
Azbil Corp.	6,100	244,301
Brother Industries Ltd.	11,622	242,757
Canon, Inc. (a)	48,797	1,140,929
Disco Corp.	1,400	429,628
FUJIFILM Holdings Corp.	17,557	1,222,849
Fujitsu Ltd.	9,640	1,565,873
GMO Payment Gateway, Inc.	2,100	252,023
Hamamatsu Photonics KK	6,888	418,980
Hirose Electric Co. Ltd.	1,666	237,217
Ibiden Co. Ltd.	5,200	241,264
Itochu Techno-Solutions Corp.	4,400	138,643

See Notes to Financial Statements.	87

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Information Technology (Continued)
Keyence Corp.	9,586	$4,716,393
Kyocera Corp.	15,608	958,233
Lasertec Corp.	3,800	714,951
Murata Manufacturing Co. Ltd.	28,345	2,143,285
NEC Corp.	12,193	569,059
Nomura Research Institute Ltd.	17,222	548,952
NTT Data Corp.	31,540	512,752
Obic Co. Ltd.	3,462	648,829
Omron Corp.	9,117	717,769
Oracle Corp. (a)	1,772	161,356
Otsuka Corp.	5,560	297,576
Renesas Electronics Corp.*	42,000	427,327
Ricoh Co. Ltd.	32,834	389,246
Rohm Co. Ltd.	4,212	398,926
SCSK Corp.	2,500	144,990
Seiko Epson Corp.	13,124	231,938
Shimadzu Corp.	11,536	404,060
SUMCO Corp.	13,700	317,944
TDK Corp.	6,328	805,666
TIS, Inc.	10,600	272,527
Tokyo Electron Ltd.	7,314	3,250,518
Trend Micro, Inc.	6,372	322,994
Yokogawa Electric Corp.	10,808	171,068

(Cost $19,048,243)		26,146,036

Materials — 5.0%
Asahi Kasei Corp.	61,184	673,365
Hitachi Metals Ltd.*	9,846	190,733
JFE Holdings, Inc.	23,219	309,191
JSR Corp.	10,451	307,832
Kansai Paint Co. Ltd.	8,806	237,663
Mitsubishi Chemical Holdings Corp.	63,896	510,981
Mitsubishi Gas Chemical Co., Inc.	7,676	178,983
Mitsui Chemicals, Inc.	9,081	304,386
Nippon Paint Holdings Co. Ltd. (a)	34,815	503,671
Nippon Sanso Holdings Corp.	7,880	155,455
Nippon Steel Corp.	41,737	783,355
Nissan Chemical Corp.	5,902	305,638
Nitto Denko Corp.	7,318	567,448
Oji Holdings Corp.	40,484	239,968
Shin-Etsu Chemical Co. Ltd.	17,431	3,001,749
Sumitomo Chemical Co. Ltd.	72,756	398,699
Sumitomo Metal Mining Co. Ltd.	12,105	542,619
Toray Industries, Inc.	66,342	430,566
Tosoh Corp.	12,800	223,641

(Cost $9,166,478)		9,865,943

Real Estate — 3.4%
Daito Trust Construction Co. Ltd.	3,051	321,011
Daiwa House Industry Co. Ltd.	28,117	823,300
Daiwa House REIT Investment Corp. REIT	93	259,914
GLP J REIT	205	349,936
Hulic Co. Ltd.	15,110	169,882
Japan Metropolitan Fund Invest REIT (a)	334	337,996
Japan Real Estate Investment Corp. REIT	63	379,761
Mitsubishi Estate Co. Ltd.	58,724	951,201
Mitsui Fudosan Co. Ltd.	44,982	1,047,417

	Number of Shares	Value
Real Estate (Continued)
Nippon Building Fund, Inc. REIT	73	$462,709
Nippon Prologis REIT, Inc. REIT (a)	103	319,376
Nomura Real Estate Holdings, Inc.	5,328	136,594
Nomura Real Estate Master Fund, Inc. REIT	208	329,411
Orix JREIT, Inc. REIT	132	245,338
Sumitomo Realty & Development Co. Ltd.	15,350	510,171
United Urban Investment Corp. REIT (a)	137	196,447

(Cost $7,348,751)		6,840,464

Utilities — 1.0%
Chubu Electric Power Co., Inc.	31,134	372,789
Kansai Electric Power Co., Inc.	34,107	323,345
Osaka Gas Co. Ltd.	17,989	338,783
Toho Gas Co. Ltd.	3,428	187,853
Tohoku Electric Power Co., Inc.	19,821	161,117
Tokyo Electric Power Co. Holdings, Inc.*	74,984	232,163
Tokyo Gas Co. Ltd.	18,165	359,434

(Cost $2,604,883)		1,975,484

TOTAL COMMON STOCKS (Cost $173,427,065)		193,179,076

EXCHANGE-TRADED FUNDS — 0.0%
iShares MSCI Japan ETF (a) (Cost $112,349)	1,650	113,157

SECURITIES LENDING COLLATERAL — 0.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b)(c) (Cost $1,854,074)	1,854,074	1,854,074

CASH EQUIVALENTS — 2.7%
DWS ESG Liquidity Fund “Capital Shares”, 0.08% (b)	117,756	117,744
DWS Government Money Market Series “Institutional Shares”, 0.03% (b)	5,191,109	5,191,109

TOTAL CASH EQUIVALENTS (Cost $5,308,863)		5,308,853

TOTAL INVESTMENTS — 100.8% (Cost $180,702,351)		$200,455,160
Other assets and liabilities, net — (0.8%)		(1,650,706)

NET ASSETS — 100.0%		$198,804,454

See Notes to Financial Statements.	88

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
SECURITIES LENDING COLLATERAL — 0.9%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (b)(c)
1,079,236	774,838(d	)	—	—	—	593	—	1,854,074	1,854,074

CASH EQUIVALENTS — 2.7%
DWS ESG Liquidity Fund “Capital Shares”, 0.08% (b)
117,580	223		—	—	(59)	229	—	117,756	117,744
DWS Government Money Market Series “Institutional Shares”, 0.03% (b)
4,794,642	73,622,683		(73,226,216)	—	—	2,210	—	5,191,109	5,191,109

5,991,458	74,397,744		(73,226,216)	—	(59)	3,032	—	7,162,939	7,162,927

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $3,713,453, which is 1.9% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $2,113,794.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

REIT: Real Estate Investment Trust

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
TOPIX Index Futures	JPY	29	$5,104,515	$5,107,909	6/10/2021	$3,394
Nikkei 225 Futures	JPY	5	1,321,465	1,322,952	6/10/2021	1,487

Total unrealized appreciation						$4,881

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	JPY	7,881,614,100	USD	72,120,542	$134,064	$—
JP Morgan & Chase Co.	6/3/2021	JPY	6,849,404,900	USD	62,675,047	116,220	—
RBC Capital Markets	6/3/2021	JPY	7,048,567,500	USD	64,497,118	119,245	—
Citigroup Global Markets	6/3/2021	USD	6,608,893	JPY	722,235,000	—	(12,382)
Citigroup Global Markets	6/3/2021	USD	512,638	JPY	56,000,000	—	(1,164)
Citigroup Global Markets	6/3/2021	USD	64,933,307	JPY	7,103,379,100	—	(54,814)
VJP Morgan & Chase Co.	6/3/2021	USD	62,611,682	JPY	6,849,404,900	—	(52,854)
RBC Capital Markets	6/3/2021	USD	64,432,735	JPY	7,048,567,500	—	(54,863)
Citigroup Global Markets	7/6/2021	JPY	7,103,379,100	USD	64,947,734	52,584	—
JP Morgan & Chase Co.	7/6/2021	JPY	6,849,404,900	USD	62,626,681	51,791	—
JP Morgan & Chase Co.	7/6/2021	JPY	695,113,000	USD	6,355,609	5,186	—
RBC Capital Markets	7/6/2021	JPY	7,048,567,500	USD	64,446,992	52,590	—

Total unrealized appreciation (depreciation)						$531,680	$(176,077)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	89

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI Japan Hedged Equity ETF (Continued)

May 31, 2021

Currency Abbreviations

JPY	Japanese Yen
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$193,179,076	$—	$—	$193,179,076
Exchange-Traded Funds	113,157	—	—	113,157
Short-Term Investments (e)	7,162,927	—	—	7,162,927
Derivatives (f)
Forward Foreign Currency Contracts	—	531,680	—	531,680
Futures Contracts	4,881	—	—	4,881

TOTAL	$200,460,041	$531,680	$—	$200,991,721

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Forward Foreign Currency Contracts	$—	$(176,077)	$—	$(176,077)

TOTAL	$—	$(176,077)	$—	$(176,077)

(e)	See Schedule of Investments for additional detailed categorizations.
(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	90

This Page is Intentionally Left Blank

91

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2021

	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$122,253,093	$115,713,262	$555,481,313	$15,018,941
Investment in affiliated securities at value	132,123	—	1,491,094	72,547
Investment in DWS ESG Liquidity Fund	—	—	640,273	—
Investment in DWS Government Money Market Series	1,498,682	217,017	1,333,863	17,223
Investment in DWS Government & Agency Securities Portfolio*	2,372,722	1,406,061	14,135,967	655,154
Cash	390	1,263	—	—
Foreign currency at value	1,194,363	1,758,588	1,967,326	98,649
Receivable for return of collateral pledged for forward foreign currency contracts	1,160,323	667,245	8,561,786	27,354
Unrealized appreciation on forward foreign currency contracts	140,751	244,953	253,179	4,273
Deposit with broker for futures contracts	178,814	133,083	898,219	7,202
Receivables:
Investment securities sold	104,477	978,933	352,012	147,161
Variation margin on futures contracts	80,357	44,249	378,864	3,531
Dividends	327,535	217,583	757,840	20,028
Interest	45	50	64	1
Securities lending income	2,832	1,136	26,615	1,350
Foreign tax reclaim	106,906	412	1,500,963	18,595

Total assets	$129,553,413	$121,383,835	$587,779,378	$16,092,009

Liabilities
Due to custodian	—	—	344	—
Payable upon return of securities loaned	$2,372,722	$1,406,061	$14,135,967	$655,154
Unrealized depreciation on forward foreign currency contracts	1,501,312	1,350,371	9,654,778	229,163
Payables:
Investment securities purchased	393,671	831,507	671,267	33,817
Investment advisory fees	41,186	63,323	210,188	5,709
Deferred foreign tax payable	105,558	277,960	—	—

Total liabilities	4,414,449	3,929,222	24,672,544	923,843

Net Assets, at value	$125,138,964	$117,454,613	$563,106,834	$15,168,166

Net Assets Consist of
Paid-in capital	$104,284,405	$100,155,524	$656,061,491	$15,430,971
Distributable earnings (loss)	20,854,559	17,299,089	(92,954,657)	(262,805)

Net Assets, at value	$125,138,964	$117,454,613	$563,106,834	$15,168,166

Number of Common Shares outstanding	3,750,001	4,000,800	16,550,001	400,001

Net Asset Value	$33.37	$29.36	$34.02	$37.92

Investment in non-affiliated securities at cost	$92,444,968	$72,795,038	$501,147,837	$12,022,152

Investment in affiliated securities at cost	$128,094	$—	$2,627,521	$137,327

Value of securities loaned	$3,484,766	$2,190,678	$19,900,948	$1,132,551

Investment in DWS ESG Liquidity Fund at cost	$—	$—	$640,337	$—

Investment in DWS Government Money Market Series at cost	$1,498,682	$217,017	$1,333,863	$17,223

Investment in DWS Government & Agency Securities Portfolio at cost*	$2,372,722	$1,406,061	$14,135,967	$655,154

Non-cash collateral for securities on loan	$1,351,926	$858,086	$8,317,148	$576,172

Foreign currency at cost	$1,189,950	$1,752,358	$1,755,667	$96,255

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	92

DBX ETF Trust

Statements of Assets and Liabilities (Continued)

May 31, 2021

	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$14,163,057	$193,292,233
Investment in affiliated securities at value	272,537	—
Investment in DWS ESG Liquidity Fund*	—	117,744
Investment in DWS Government Money Market Series*	179,133	5,191,109
Investment in DWS Government & Agency Securities Portfolio**	28,434	1,854,074
Foreign currency at value	40,081	802,699
Receivable for return of collateral pledged for forward foreign currency contracts	27,882	—
Unrealized appreciation on forward foreign currency contracts	10,760	531,680
Deposit with broker for futures contracts	14,616	293,557
Receivables:
Investment securities sold	108,016	95,848
Variation margin on futures contracts	7,218	76,357
Dividends	4,564	1,412,454
Interest	4	72
Securities lending income	10	571
Foreign tax reclaim	29,105	—

Total assets	$14,885,417	$203,668,398

Liabilities
Payable upon return of securities loaned	$28,434	$1,854,074
Payable upon return of deposit for forward foreign currency contracts	—	770,854
Unrealized depreciation on forward foreign currency contracts	226,843	176,077
Payables:
Investment securities purchased	—	1,988,038
Investment advisory fees	5,530	74,901

Total liabilities	260,807	4,863,944

Net Assets, at value	$14,624,610	$198,804,454

Net Assets Consist of
Paid-in capital	$21,459,199	$343,722,539
Distributable earnings (loss)	(6,834,589)	(144,918,085)

Net Assets, at value	$14,624,610	$198,804,454

Number of Common Shares outstanding	450,800	4,050,800

Net Asset Value	$32.44	$49.08

Investment in non-affiliated securities at cost	$11,955,040	$173,539,414

Investment in affiliated securities at cost	$577,999	$—

Value of securities loaned	$27,873	$3,713,453

Investment in DWS ESG Liquidity Fund at cost*	$—	$117,754

Investment in DWS Government Money Market Series at cost*	$179,133	$5,191,109

Investment in DWS Government & Agency Securities Portfolio at cost**	$28,434	$1,854,074

Non-cash collateral for securities on loan	$—	$2,113,794

Foreign currency at cost	$37,505	$803,928

* Includes collateral held for forward foreign currency contracts	$—	$770,854

** Represents collateral on securities loaned.

See Notes to Financial Statements.	93

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2021

	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF
Investment Income
Unaffiliated interest income	$—	$—	$2,534	$—
Unaffiliated dividend income*	2,572,071	2,195,953	12,500,043	375,429
Income distributions from affiliated funds	783	624	4,446	121
Affiliated securities lending income	307	177	1,296	76
Unaffiliated non-cash dividend income	171,445	140,196	1,426,543	84,102
Unaffiliated securities lending income, net of borrower rebates	17,365	11,204	111,534	9,480

Total investment income	2,761,971	2,348,154	14,046,396	469,208

Expenses
Investment advisory fees	432,443	716,904	2,087,660	74,975
Other expenses	529	747	—	73

Total expenses	432,972	717,651	2,087,660	75,048

Less fees waived (see note 3):
Waiver	(776)	(736)	(3,750)	(116)

Net expenses	432,196	716,915	2,083,910	74,932

Net investment income (loss)	2,329,775	1,631,239	11,962,486	394,276

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments**	(986,395)	1,613,432	(19,036,405)	(421,805)
Investments in affiliates	(5,577)	—	(316,303)	(21,487)
In-kind redemptions	2,283,834	1,688,963	8,230,127	1,649,039
In-kind redemptions in affiliates	1,339	—	(624,674)	(54,081)
Futures contracts	1,187,619	930,059	3,719,630	79,446
Foreign currency transactions	42,383	(15,889)	19,762	21,445
Forward foreign currency contracts	(6,050,281)	(4,690,314)	(40,252,605)	(1,650,879)
Payments by Affiliates (see note 6)	82	878	242	8

Net realized gain (loss)	(3,526,996)	(472,871)	(48,260,226)	(398,314)

Net change in unrealized appreciation (depreciation) on:
Investments***	33,040,072	37,480,872	163,317,765	5,455,095
Investments in affiliates	61,852	—	1,573,171	114,143
Futures contracts	(319,138)	(100,200)	(573,363)	(16,820)
Foreign currency translations	(434)	8,879	169,570	1,445
Forward foreign currency contracts	(1,155,166)	(974,015)	(7,382,445)	36,191

Net change in unrealized appreciation (depreciation)	31,627,186	36,415,536	157,104,698	5,590,054

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	28,100,190	35,942,665	108,844,472	5,191,740

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,429,965	$37,573,904	$120,806,958	$5,586,016

* Unaffiliated foreign tax withheld	$298,295	$320,108	$1,367,237	$67,267
** Net of foreign taxes	$—	$1,159	$—	$—
*** Net of change in deferred foreign taxes	$105,896	$277,960	$—	$—

See Notes to Financial Statements.	94

DBX ETF Trust

Statements of Operations (Continued)

For the Year Ended May 31, 2021

	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF
Investment Income
Unaffiliated interest income	$67	$—
Unaffiliated dividend income*	550,366	3,717,947
Income distributions from affiliated funds	121	2,439
Affiliated securities lending income	3	593
Unaffiliated securities lending income, net of borrower rebates	168	27,437

Total investment income	550,725	3,748,416

Expenses
Investment advisory fees	66,331	905,522
Other expenses	57	1,632

Total expenses	66,388	907,154

Less fees waived (see note 3):
Waiver	(106)	(2,134)

Net expenses	66,282	905,020

Net investment income (loss)	484,443	2,843,396

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(628,473)	(2,902,879)
Investments in affiliates	(83,336)	—
In-kind redemptions	28,221	6,181,797
In-kind redemptions in affiliates	(129,467)	—
Futures contracts	53,147	1,611,506
Foreign currency transactions	20,431	(26,738)
Forward foreign currency contracts	(1,281,904)	4,896,778
Payments by Affiliates (see note 6)	9	21

Net realized gain (loss)	(2,021,372)	9,760,485

Net change in unrealized appreciation (depreciation) on:
Investments	4,882,729	38,568,069
Investments in affiliates	337,409	(59)
Futures contracts	(10,342)	(651,107)
Foreign currency translations	(971)	18,774
Forward foreign currency contracts	(30,590)	(1,547,527)

Net change in unrealized appreciation (depreciation)	5,178,235	36,388,150

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3,156,863	46,148,635

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,641,306	$48,992,031

* Unaffiliated foreign tax withheld	$61,385	$412,879

See Notes to Financial Statements.	95

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers MSCI All World ex US Hedged Equity ETF		Xtrackers MSCI Emerging Markets Hedged Equity ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,329,775	$2,323,048	$1,631,239	$2,818,675
Net realized gain (loss)	(3,526,996)	(929,874)	(472,871)	2,632,256
Net change in net unrealized appreciation (depreciation)	31,627,186	(2,635,262)	36,415,536	(7,981,539)

Net increase (decrease) in net assets resulting from operations	30,429,965	(1,242,088)	37,573,904	(2,530,608)

Distributions to Shareholders	(2,298,657)	(3,108,889)	(2,035,453)	(3,043,154)

Fund Shares Transactions
Proceeds from shares sold	10,818,162	5,902,631	2,940,585	7,124,993
Value of shares redeemed	(12,480,284)	(1,340,557)	(10,412,487)	(24,500,575)

Net increase (decrease) in net assets resulting from fund share transactions	(1,662,122)	4,562,074	(7,471,902)	(17,375,582)

Total net increase (decrease) in Net Assets	26,469,186	211,097	28,066,549	(22,949,344)

Net Assets
Beginning of year	98,669,778	98,458,681	89,388,064	112,337,408

End of year	$125,138,964	$98,669,778	$117,454,613	$89,388,064

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,850,001	3,700,001	4,250,800	5,150,800
Shares sold	350,000	200,000	100,000	300,000
Shares redeemed	(450,000)	(50,000)	(350,000)	(1,200,000)

Shares outstanding, end of year	3,750,001	3,850,001	4,000,800	4,250,800

See Notes to Financial Statements.	96

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI Europe Hedged Equity ETF		Xtrackers MSCI Eurozone Hedged Equity ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$11,962,486	$13,510,669	$394,276	$323,977
Net realized gain (loss)	(48,260,226)	45,709,636	(398,314)	1,822,432
Net change in net unrealized appreciation (depreciation)	157,104,698	(40,400,909)	5,590,054	(2,164,324)

Net increase (decrease) in net assets resulting from operations	120,806,958	18,819,396	5,586,016	(17,915)

Distributions to Shareholders	(11,732,653)	(25,632,832)	(395,611)	(871,374)

Fund Shares Transactions
Proceeds from shares sold	115,314,044	93,076,067	—	—
Value of shares redeemed	(148,297,491)	(448,670,118)	(11,099,293)	(9,320,761)

Net increase (decrease) in net assets resulting from fund share transactions	(32,983,447)	(355,594,051)	(11,099,293)	(9,320,761)

Total net increase (decrease) in Net Assets	76,090,858	(362,407,487)	(5,908,888)	(10,210,050)

Net Assets
Beginning of year	487,015,976	849,423,463	21,077,054	31,287,104

End of year	$563,106,834	$487,015,976	$15,168,166	$21,077,054

Changes in Shares Outstanding
Shares outstanding, beginning of year	18,100,001	30,000,001	750,001	1,050,001
Shares sold	3,500,000	3,100,000	—	—
Shares redeemed	(5,050,000)	(15,000,000)	(350,000)	(300,000)

Shares outstanding, end of year	16,550,001	18,100,001	400,001	750,001

See Notes to Financial Statements.	97

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI Germany Hedged Equity ETF		Xtrackers MSCI Japan Hedged Equity ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$484,443	$163,999	$2,843,396	$5,328,423
Net realized gain (loss)	(2,021,372)	226,042	9,760,485	(14,608,871)
Net change in net unrealized appreciation (depreciation)	5,178,235	303,366	36,388,150	39,981,681

Net increase (decrease) in net assets resulting from operations	3,641,306	693,407	48,992,031	30,701,233

Distributions to Shareholders	(431,830)	(538,046)	(5,950,806)	(11,391,476)

Fund Shares Transactions
Proceeds from shares sold	—	—	11,284,280	14,116,878
Value of shares redeemed	(3,898,792)	(8,052,872)	(76,451,354)	(226,135,390)

Net increase (decrease) in net assets resulting from fund share transactions	(3,898,792)	(8,052,872)	(65,167,074)	(212,018,512)

Total net increase (decrease) in Net Assets	(689,316)	(7,897,511)	(22,125,849)	(192,708,755)

Net Assets
Beginning of year	15,313,926	23,211,437	220,930,303	413,639,058

End of year	$14,624,610	$15,313,926	$198,804,454	$220,930,303

Changes in Shares Outstanding
Shares outstanding, beginning of year	600,800	900,800	5,550,800	10,900,800
Shares sold	—	—	250,000	400,000
Shares redeemed	(150,000)	(300,000)	(1,750,000)	(5,750,000)

Shares outstanding, end of year	450,800	600,800	4,050,800	5,550,800

See Notes to Financial Statements.	98

DBX ETF Trust

Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$25.63	$26.61		$27.71		$26.20	$22.62

Income (loss) from investment operations:
Net investment income (loss)(a)	0.64	0.62		0.73		0.67	0.64
Net realized and unrealized gain (loss)	7.73	(0.76)		(1.12)		1.51	3.42

Total from investment operations	8.37	(0.14)		(0.39)		2.18	4.06

Less distributions from:
Net investment income	(0.63)	(0.84)		(0.71)		(0.67)	(0.48)

Total distributions	(0.63)	(0.84)		(0.71)		(0.67)	(0.48)

Net Asset Value, end of year	$33.37	$25.63		$26.61		$27.71	$26.20

Total Return (%)	33.10 (b)	(0.78	)(b)	(1.30	)(b)	8.43	18.30

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	125	99		98		127	105
Ratio of expenses before fee waiver (%)	0.40	0.41		0.41		0.40	0.40
Ratio of expenses after fee waiver (%)	0.40	0.41		0.41		0.40	0.40
Ratio of net investment income (loss) (%)	2.15	2.29		2.74		2.46	2.67
Portfolio turnover rate (%)(c)	14	10		13		11	15

Xtrackers MSCI Emerging Markets Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$21.03	$21.81		$23.91		$21.47	$18.62

Income (loss) from investment operations:
Net investment income (loss)(a)	0.39	0.58		0.52		0.41	0.35
Net realized and unrealized gain (loss)	8.42	(0.74)		(2.02)		2.39	2.81

Total from investment operations	8.81	(0.16)		(1.50)		2.80	3.16

Less distributions from:
Net investment income	(0.48)	(0.62)		(0.60)		(0.36)	(0.31)

Total distributions	(0.48)	(0.62)		(0.60)		(0.36)	(0.31)

Net Asset Value, end of year	$29.36	$21.03		$21.81		$23.91	$21.47

Total Return (%)	42.20 (b)	(1.01	)(b)	(6.18	)(b)	13.09	17.19

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	117	89		112		195	188
Ratio of expenses before fee waiver (%)	0.65	0.66		0.66		0.65	0.65
Ratio of expenses after fee waiver (%)	0.65	0.66		0.66		0.65	0.65
Ratio of net investment income (loss) (%)	1.48	2.62		2.29		1.74	1.74
Portfolio turnover rate (%)(c)	13	20		13		15	43

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	99

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI Europe Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$26.91	$28.31		$28.71		$28.29	$25.65

Income (loss) from investment operations:
Net investment income (loss)(a)	0.77	0.52		0.75		0.68	0.76
Net realized and unrealized gain (loss)	7.07	(1.06	)(b)	(0.26)		0.39	4.40

Total from investment operations	7.84	(0.54)		0.49		1.07	5.16

Less distributions from:
Net investment income	(0.73)	(0.86)		(0.89)		(0.65)	(0.85)
Net realized gains	—	—		—		—	(1.67)

Total distributions	(0.73)	(0.86)		(0.89)		(0.65)	(2.52)

Net Asset Value, end of year	$34.02	$26.91		$28.31		$28.71	$28.29

Total Return (%)	29.68 (c)	(2.16	)(c)	1.88	(c)	3.82	21.77

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	563	487		849		1,543	2,747
Ratio of expenses before fee waiver (%)	0.45	0.46		0.47		0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.46		0.47		0.45	0.45
Ratio of net investment income (loss) (%)	2.58	1.79		2.67		2.41	2.95
Portfolio turnover rate (%)(d)	9	13		7		11	17

Xtrackers MSCI Eurozone Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$28.10	$29.80		$30.90		$30.29	$25.64

Income (loss) from investment operations:
Net investment income (loss)(a)	0.76	0.40		0.71		0.62	0.73
Net realized and unrealized gain (loss)	9.71	(1.15)		(1.13)		0.63	4.84

Total from investment operations	10.47	(0.75)		(0.42)		1.25	5.57

Less distributions from:
Net investment income	(0.65)	(0.95)		(0.68)		(0.64)	(0.92)

Total distributions	(0.65)	(0.95)		(0.68)		(0.64)	(0.92)

Net Asset Value, end of year	$37.92	$28.10		$29.80		$30.90	$30.29

Total Return (%)	37.79 (c)	(2.80	)(c)	(1.34	)(c)	4.19	22.56

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	15	21		31		42	65
Ratio of expenses before fee waiver (%)	0.45	0.47		0.47		0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.46		0.47		0.45	0.45
Ratio of net investment income (loss) (%)	2.37	1.31		2.42		2.05	2.76
Portfolio turnover rate (%)(d)	10	11		5		14	16

(a)	Based on average shares outstanding during the period.
(b)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(c)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	100

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI Germany Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019		2018	2017
Net Asset Value, beginning of year	$25.49	$25.77	$27.93		$27.87	$23.40

Income (loss) from investment operations:
Net investment income (loss)(a)	0.95	0.24	0.53		0.57	0.40
Net realized and unrealized gain (loss)	6.84	0.08	(2.02)		(0.09)	4.78

Total from investment operations	7.79	0.32	(1.49)		0.48	5.18

Less distributions from:
Net investment income	(0.84)	(0.60)	(0.67)		(0.42)	(0.71)

Total distributions	(0.84)	(0.60)	(0.67)		(0.42)	(0.71)

Net Asset Value, end of year	$32.44	$25.49	$25.77		$27.93	$27.87

Total Return (%)	31.15 (b)	1.15 (b)	(5.48	)(b)	1.73	22.93

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	15	15	23		36	66
Ratio of expenses before fee waiver (%)	0.45	0.45	0.46		0.45	0.45
Ratio of expenses after fee waiver (%)	0.45	0.45	0.46		0.45	0.45
Ratio of net investment income (loss) (%)	3.29	0.90	2.03		2.04	1.63
Portfolio turnover rate (%)(c)	15	14	11		17	12

Xtrackers MSCI Japan Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020	2019		2018	2017
Net Asset Value, beginning of year	$39.80	$37.95	$42.95		$38.65	$34.32

Income (loss) from investment operations:
Net investment income (loss)(a)	0.62	0.67	0.64		0.52	0.53
Net realized and unrealized gain (loss)	9.82	2.27	(4.24)		4.69	4.22

Total from investment operations	10.44	2.94	(3.60)		5.21	4.75

Less distributions from:
Net investment income	(1.16)	(1.09)	(1.40)		(0.91)	(0.42)

Total distributions	(1.16)	(1.09)	(1.40)		(0.91)	(0.42)

Net Asset Value, end of year	$49.08	$39.80	$37.95		$42.95	$38.65

Total Return (%)	26.96 (b)	7.88 (b)	(8.59	)(b)	13.74	14.08

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	199	221	414		1,153	1,780
Ratio of expenses before fee waiver (%)	0.45	0.46	0.47		0.46	0.45
Ratio of expenses after fee waiver (%)	0.45	0.46	0.47		0.46	0.45
Ratio of net investment income (loss) (%)	1.41	1.69	1.55		1.24	1.50
Portfolio turnover rate (%)(c)	12	12	15		12	22

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	101

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2021, the Trust consists of thirty-five investment series of exchange-traded funds (“ETFs”)(each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers MSCI All World ex US Hedged Equity ETF
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Xtrackers MSCI Europe Hedged Equity ETF
Xtrackers MSCI Eurozone Hedged Equity ETF
Xtrackers MSCI Germany Hedged Equity ETF
Xtrackers MSCI Japan Hedged Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Each Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers MSCI All World ex US Hedged Equity ETF	MSCI ACWI ex USA US Dollar Hedged Index
Xtrackers MSCI Emerging Markets Hedged Equity ETF	MSCI EM US Dollar Hedged Index
Xtrackers MSCI Europe Hedged Equity ETF	MSCI Europe US Dollar Hedged Index
Xtrackers MSCI Eurozone Hedged Equity ETF	MSCI EMU IMI US Dollar Hedged Index
Xtrackers MSCI Germany Hedged Equity ETF	MSCI Germany US Dollar Hedged Index
Xtrackers MSCI Japan Hedged Equity ETF	MSCI Japan US Dollar Hedged Index

The MSCI ACWI ex USA US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States), while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies.

The MSCI EM US Dollar Hedged Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected emerging market currencies.

The MSCI Europe US Dollar Hedged Index is designed to provide exposure to the developed markets in Europe, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies.

The MSCI EMU IMI US Dollar Hedged Index is designed to provide exposure to equity securities in countries in the European Monetary Union, while mitigating exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Germany US Dollar Hedged Index is designed to provide exposure to German equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and the euro.

The MSCI Japan US Dollar Hedged Index is designed to provide exposure to Japanese equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen.

The MSCI Hedged Underlying Indices are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly

102

DBX ETF Trust

Notes to Financial Statements (Continued)

determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of the following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indices marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF are diversified series of the Trust. Xtrackers MSCI Germany Hedged Equity ETF is non-diversified and is not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means the securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. In addition, each Fund may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

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Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends from its net investment income, if any, to investors semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2021, the Funds did not incur any interest or penalties.

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As of May 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers MSCI All World ex US Hedged Equity ETF	$1,655,478	$(8,702,978)	$27,902,059	$20,854,559
Xtrackers MSCI Emerging Markets Hedged Equity ETF	766,988	(22,137,332)	38,669,433	17,299,089
Xtrackers MSCI Europe Hedged Equity ETF	9,151,999	(147,454,713)	45,348,057	(92,954,657)
Xtrackers MSCI Eurozone Hedged Equity ETF	227,628	(3,213,924)	2,723,491	(262,805)
Xtrackers MSCI Germany Hedged Equity ETF	263,720	(8,730,441)	1,632,132	(6,834,589)
Xtrackers MSCI Japan Hedged Equity ETF	4,661,581	(166,371,689)	16,792,023	(144,918,085)

The tax character of dividends and distributions declared for the years ended May 31, 2021 and May 31, 2020 were as follows:

Year Ended May 31, 2021
Ordinary Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,298,657
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2,035,453
Xtrackers MSCI Europe Hedged Equity ETF	11,732,653
Xtrackers MSCI Eurozone Hedged Equity ETF	395,611
Xtrackers MSCI Germany Hedged Equity ETF	431,830
Xtrackers MSCI Japan Hedged Equity ETF	5,950,806

Year Ended May 31, 2020
Ordinary Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	$3,108,889
Xtrackers MSCI Emerging Markets Hedged Equity ETF	3,043,154
Xtrackers MSCI Europe Hedged Equity ETF	25,632,832
Xtrackers MSCI Eurozone Hedged Equity ETF	871,374
Xtrackers MSCI Germany Hedged Equity ETF	538,046
Xtrackers MSCI Japan Hedged Equity ETF	11,391,476

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2021, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,278,369	$6,424,609	$8,702,978
Xtrackers MSCI Emerging Markets Hedged Equity ETF	12,359,976	9,777,356	22,137,332
Xtrackers MSCI Europe Hedged Equity ETF	18,103,809	129,350,904	147,454,713
Xtrackers MSCI Eurozone Hedged Equity ETF	570,465	2,643,459	3,213,924
Xtrackers MSCI Germany Hedged Equity ETF	1,879,317	6,851,124	8,730,441
Xtrackers MSCI Japan Hedged Equity ETF	69,568,208	96,803,481	166,371,689

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For the fiscal year ended May 31, 2021, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to recognition of certain foreign currency gains (losses) as ordinary income (loss), Passive Foreign Investment Companies (“PFICs”), redemptions-in-kind, partnership investments, and accrued foreign capital gain taxes.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers MSCI All World ex US Hedged Equity ETF	$(2,115,903)	$2,115,903
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(1,533,406)	1,533,406
Xtrackers MSCI Europe Hedged Equity ETF	(5,207,617)	5,207,617
Xtrackers MSCI Eurozone Hedged Equity ETF	(1,275,633)	1,275,633
Xtrackers MSCI Germany Hedged Equity ETF	158,075	(158,075)
Xtrackers MSCI Japan Hedged Equity ETF	(4,995,858)	4,995,858

As of May 31, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers MSCI All World ex US Hedged Equity ETF	$98,166,648	$27,998,795	$34,441,292	$(6,442,497)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	78,245,387	38,944,258	45,983,485	(7,039,227)
Xtrackers MSCI Europe Hedged Equity ETF	527,787,042	45,055,821	96,739,297	(51,683,476)
Xtrackers MSCI Eurozone Hedged Equity ETF	13,046,854	2,720,158	4,195,288	(1,475,130)
Xtrackers MSCI Germany Hedged Equity ETF	13,016,939	1,629,242	3,395,732	(1,766,490)
Xtrackers MSCI Japan Hedged Equity ETF	183,514,023	16,783,487	34,008,779	(17,225,292)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort

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to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2021, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of May 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2021, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2021

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers MSCI All World ex US Hedged Equity ETF
Common Stocks	$2,372,722	$5,343	$10,258	$1,336,325	$3,724,648

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$3,724,648
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Common Stocks	$1,406,061	$8,877	$27,698	$821,511	$2,264,147

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$2,264,147
Xtrackers MSCI Europe Hedged Equity ETF
Common Stocks	$13,708,192	$—	$4,355	$8,312,793	$22,025,340
Exchange-Traded Funds	427,775	—	—	—	427,775

Total Borrowings	$14,135,967	$—	$4,355	$8,312,793	$22,453,115

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$22,453,115
Xtrackers MSCI Eurozone Hedged Equity ETF
Common Stocks	$632,479	$—	$340	$575,832	$1,208,651
Exchange-Traded Funds	22,675	—	—	—	22,675

Total Borrowings	$655,154	$—	$340	$575,832	$1,231,326

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$1,231,326
Xtrackers MSCI Germany Hedged Equity ETF
Common Stocks	$28,434	$—	$—	$—	$28,434

Gross amount of recognized liabilities for securities lending transactions					$28,434
Xtrackers MSCI Japan Hedged Equity ETF
Common Stocks	$1,854,074	$9,069	$200,306	$1,790,667	$3,854,116
Exchange-Traded Funds	—	—	—	113,752	113,752

Total Borrowings	$1,854,074	$9,069	$200,306	$1,904,419	$3,967,868

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$3,967,868

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Derivatives

Forward Foreign Currency Contracts    Each Fund may enter into forward foreign currency contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Funds may enter into forward currency contracts and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2021, The Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF and Xtrackers MSCI Eurozone Hedged Equity ETF invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. Similarly, the Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF each invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against the euro and the Japanese yen, respectively.

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2021 is included in a table following the Funds’ Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the respective Fund had to the value of non U.S currencies during the year ended May 31, 2021.

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2021, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF utilized futures in order to simulate investments in the Funds’ Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2021 is included in a table following the Funds’ Schedule of Investments

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The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All World ex US Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$98,172	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$140,751	Unrealized depreciation on forward foreign currency contracts	$1,501,312

	Total	$238,923	Total	$1,501,312

Xtrackers MSCI Emerging Markets Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$29,195	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$244,953	Unrealized depreciation on forward foreign currency contracts	1,350,371

	Total	$274,148	Total	$1,350,371

Xtrackers MSCI Europe Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$78,707	Unrealized depreciation on futures contracts*	$1,160

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	253,179	Unrealized depreciation on forward foreign currency contracts	9,654,778

	Total	$331,886	Total	$9,655,938

Xtrackers MSCI Eurozone Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$1,471	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,273	Unrealized depreciation on forward foreign currency contracts	229,163

	Total	$5,744	Total	$229,163

Xtrackers MSCI Germany Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$2,955	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	10,760	Unrealized depreciation on forward foreign currency contracts	226,843

	Total	$13,715	Total	$226,843

Xtrackers MSCI Japan Hedged Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$4,881	Unrealized depreciation on futures contracts*	$—

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	531,680	Unrealized depreciation on forward foreign currency contracts	176,077

	Total	$536,561		$176,077

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

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Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

	Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
Xtrackers MSCI All World ex US Hedged Equity ETF	$1,187,619	$(6,050,281)	$(4,862,662)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	930,059	(4,690,314)	(3,760,255)
Xtrackers MSCI Europe Hedged Equity ETF	3,719,630	(40,252,605)	(36,532,975)
Xtrackers MSCI Eurozone Hedged Equity ETF	79,446	(1,650,879)	(1,571,433)
Xtrackers MSCI Germany Hedged Equity ETF	53,147	(1,281,904)	(1,228,757)
Xtrackers MSCI Japan Hedged Equity ETF	1,611,506	4,896,778	6,508,284

Net Change in Unrealized Appreciation (Depreciation) on:

	Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
Xtrackers MSCI All World ex US Hedged Equity ETF	$(319,138)	$(1,155,166)	$(1,474,304)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	(100,200)	(974,015)	(1,074,215)
Xtrackers MSCI Europe Hedged Equity ETF	(573,363)	(7,382,445)	(7,955,808)
Xtrackers MSCI Eurozone Hedged Equity ETF	(16,820)	36,191	19,371
Xtrackers MSCI Germany Hedged Equity ETF	(10,342)	(30,590)	(40,932)
Xtrackers MSCI Japan Hedged Equity ETF	(651,107)	(1,547,527)	(2,198,634)

For the year ended May 31, 2021 the average monthly volume of derivatives was as follows:

	Futures Contracts (Contract Value)	Forward Foreign Currency Contracts (Contract Value)
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,683,592	$(102,656,123)
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2,240,447	(93,288,242)
Xtrackers MSCI Europe Hedged Equity ETF	12,331,618	(450,574,921)
Xtrackers MSCI Eurozone Hedged Equity ETF	286,611	(16,264,921)
Xtrackers MSCI Germany Hedged Equity ETF	250,612	(14,186,453)
Xtrackers MSCI Japan Hedged Equity ETF	5,734,648	(196,244,066)

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As of May 31, 2021, the Funds have transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Funds may have collateral agreements with certain counterparties to mitigate risk. Interest expense from collateral received, if any, is included in Other expenses on the Statements of Operations. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received (a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged (a)	Net Amount of Derivatives Liabilities
Xtrackers MSCI All World ex US Hedged Equity ETF
Citigroup Global Markets	$43,388	$(43,388)	$—	$—	$395,675	$(43,388)	$(350,323)	$1,964
JP Morgan & Chase Co.	50,901	(50,901)	—	—	635,366	(50,901)	(390,000)	194,465
RBC Capital Markets	46,462	(46,462)	—	—	470,271	(46,462)	(420,000)	3,809

	$140,751	$(140,751)	$—	$—	$1,501,312	$(140,751)	$(1,160,323)	$200,238

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Citigroup Global Markets	$88,784	$(88,784)	$—	$—	$403,279	$(88,784)	$(277,245)	$37,250
JP Morgan & Chase Co.	68,357	(68,357)	—	—	571,648	(68,357)	(280,000)	223,291
RBC Capital Markets	87,812	(87,812)	—	—	375,444	(87,812)	(110,000)	177,632

	$244,953	$(244,953)	$—	$—	$1,350,371	$(244,953)	$(667,245)	$438,173

Xtrackers MSCI Europe Hedged Equity ETF
Citigroup Global Markets	$66,929	$(66,929)	$—	$—	$3,190,794	$(66,929)	$(2,811,786)	$312,079
JP Morgan & Chase Co.	70,025	(70,025)	—	—	2,943,168	(70,025)	(2,620,000)	253,143
RBC Capital Markets	116,225	(116,225)	—	—	3,520,816	(116,225)	(3,130,000)	274,591

	$253,179	$(253,179)	$—	$—	$9,654,778	$(253,179)	$(8,561,786)	$839,813

Xtrackers MSCI Eurozone Hedged Equity ETF
Citigroup Global Markets	$882	$(882)	$—	$—	$65,487	$(882)	$(7,354)	$57,251
JP Morgan & Chase Co.	2,335	(2,335)	—	—	84,183	(2,335)	—	81,848
RBC Capital Markets	1,056	(1,056)	—	—	79,493	(1,056)	(20,000)	58,437

	$4,273	$(4,273)	$—	$—	$229,163	$(4,273)	$(27,354)	$197,536

Xtrackers MSCI Germany Hedged Equity ETF
Citigroup Global Markets	$7,089	$(7,089)	$—	$—	$78,257	$(7,089)	$(27,883)	$43,285
JP Morgan & Chase Co.	2,702	(2,702)	—	—	75,660	(2,702)	—	72,958
RBC Capital Markets	969	(969)	—	—	72,926	(969)	—	71,957

	$10,760	$(10,760)	$—	$—	$226,843	$(10,760)	$(27,883)	$188,200

Xtrackers MSCI Japan Hedged Equity ETF
Citigroup Global Markets	$186,648	$(68,360)	$118,288	$—	$68,360	$(68,360)	$—	$—
JP Morgan & Chase Co.	173,197	(52,854)	120,343	—	52,854	(52,854)	—	—
RBC Capital Markets	171,835	(54,863)	116,972	—	54,863	(54,863)	—	—

	$531,680	$(176,077)	$355,603	$—	$176,077	$(176,077)	$—	$—

(a)	The actual collateral received or pledged may be more than amount shown.

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS

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Notes to Financial Statements (Continued)

Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Advisor was entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%

The Advisor for the funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the year ended May 31, 2021, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers MSCI All World ex US Hedged Equity ETF	$776
Xtrackers MSCI Emerging Markets Hedged Equity ETF	736
Xtrackers MSCI Europe Hedged Equity ETF	3,750
Xtrackers MSCI Eurozone Hedged Equity ETF	116
Xtrackers MSCI Germany Hedged Equity ETF	106
Xtrackers MSCI Japan Hedged Equity ETF	2,134

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees

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Notes to Financial Statements (Continued)

4. Investment Portfolio Transactions

For the year ended May 31, 2021, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers MSCI All World ex US Hedged Equity ETF	$14,330,390	$20,458,898
Xtrackers MSCI Emerging Markets Hedged Equity ETF	14,155,039	24,635,313
Xtrackers MSCI Europe Hedged Equity ETF	41,365,505	85,027,560
Xtrackers MSCI Eurozone Hedged Equity ETF	1,585,227	3,030,860
Xtrackers MSCI Germany Hedged Equity ETF	2,054,540	3,199,799
Xtrackers MSCI Japan Hedged Equity ETF	24,221,587	23,192,859

For the year ended May 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers MSCI All World ex US Hedged Equity ETF	$8,145,275	$10,005,799
Xtrackers MSCI Emerging Markets Hedged Equity ETF	768,189	4,073,814
Xtrackers MSCI Europe Hedged Equity ETF	113,267,270	143,941,015
Xtrackers MSCI Eurozone Hedged Equity ETF	—	11,021,027
Xtrackers MSCI Germany Hedged Equity ETF	—	3,872,342
Xtrackers MSCI Japan Hedged Equity ETF	10,924,098	74,401,038

5. Fund Share Transactions

As of May 31, 2021, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Payments by Affiliates

During the year ended May 31, 2021, the Advisor agreed to reimburse Xtrackers MSCI All World ex US Hedged Equity ETF $82 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

During the year ended May 31, 2021, the Advisor agreed to reimburse Xtrackers MSCI Emerging Markets Hedged Equity ETF $878 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

During the year ended May 31, 2021, the Advisor agreed to reimburse Xtrackers MSCI Europe Hedged Equity ETF $242 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

During the year ended May 31, 2021, the Advisor agreed to reimburse Xtrackers MSCI Eurozone Hedged Equity ETF $8 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

During the year ended May 31, 2021, the Advisor agreed to reimburse Xtrackers MSCI Germany Hedged Equity ETF $9 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

During the year ended May 31, 2021, the Advisor agreed to reimburse Xtrackers MSCI Japan Hedged Equity ETF $21 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

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Notes to Financial Statements (Continued)

7. Investing in Emerging Markets

The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others; more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; currency revaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients); higher rates of inflation; greater political, economic and social uncertainty; higher market volatility caused by any potential regional territorial conflicts or natural disasters; the risk of increased trade tariffs, embargoes and other trade limitations; restrictions on foreign ownership; custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable; and different and less stringent financial reporting standards. In addition, in June 2021, President Biden issued an executive order (“CMIC Order”) prohibiting U.S. persons, including the Funds, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or designed to provide exposure to, such securities) of any Chinese company identified as a “Chinese Military-Industrial Complex Company” (“CMIC”). This prohibition, effective August 2, 2021, expands on similar sanctions imposed by the prior administration on certain designated Chinese military companies (“CCMCs”) that took effect in January 2021. To the extent that any company in an Underlying Index is identified as a CMIC at any time (or was previously designated as a CCMC), it may have material adverse effect on a fund’s ability to track its Underlying Index.

8. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2021.
9. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

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DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of

Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF and Xtrackers MSCI Japan Hedged Equity ETF (collectively referred to as the “Funds”), (six of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting DBX ETF Trust) at May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 26, 2021

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2021, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers MSCI All World ex-US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, and Xtrackers MSCI Japan Hedged Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 17-18, 2021 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI All World ex-US Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, and Xtrackers MSCI Japan Hedged Equity ETF (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 17 and February 18, 2021. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Dechert LLP (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board noted that the Peer Groups for currency-hedged Funds included ETFs that were not currency hedged. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for many of the Funds were below or equal to the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge, but the following Funds had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of their respective Peer Groups:

—	Xtrackers MSCI All World ex-US Hedged Equity ETF
—	Xtrackers MSCI Emerging Markets Hedged Equity ETF
—	Xtrackers MSCI Europe Hedged Equity ETF
—	Xtrackers MSCI Germany Hedged Equity ETF
—	Xtrackers MSCI Japan Hedged Equity ETF

The Board considered, however, the following additional factors in connection with those Funds:

—	The currency-hedged Funds had advisory fees and total expenses that were competitive with other currency-hedged ETFs in their respective Peer Groups.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

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DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	35	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35	—
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016-present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-present) and the Advisor (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

121

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Michelle Goveia-Pine(4) (1970) Interim Anti-Money Laundering Compliance Officer, since July 9, 2020	Anti-Financial Crime & Compliance US (Regional Head), of DWS Investment Management Americas, Inc.; Interim AML Officer, DWS Trust Company (since July 28, 2020); and Interim AML Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since July 10, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020).

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its period ended May 31, 2021.

Qualified Dividend Income*
Xtrackers MSCI All World ex US Hedged Equity ETF	71%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	67%
Xtrackers MSCI Europe Hedged Equity ETF	92%
Xtrackers MSCI Eurozone Hedged Equity ETF	92%
Xtrackers MSCI Germany Hedged Equity ETF	100%
Xtrackers MSCI Japan Hedged Equity ETF	100%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers MSCI All World ex US Hedged Equity ETF	$2,995,244	$205,471
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2,649,818	310,874
Xtrackers MSCI Europe Hedged Equity ETF	15,118,984	925,564
Xtrackers MSCI Eurozone Hedged Equity ETF	520,040	47,350
Xtrackers MSCI Germany Hedged Equity ETF	610,250	61,168
Xtrackers MSCI Japan Hedged Equity ETF	4,132,271	314,909

123

DBX ETF Trust

Privacy Policy Notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax advisor, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.Xtrackers.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The European financial markets have recently experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Italy, Portugal and Spain currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower sovereign debt ratings and adversely impact investments in the Fund. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. DBGR is non-diversified and can take larger positions in fewer issues, increasing the Fund’s potential risk. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

The U.S. government has imposed restrictions on the ability of U.S. investors to hold and/or acquire securities of certain Chinese companies. To the extent that an Underlying Index includes such a security and the Fund excludes it, the Fund’s tracking error may increase and the performance of the Fund and Underlying Index may diverge.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2021 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35361-8 (7/21) DBX004904 (7/22)

May 31, 2021

Annual Report

DBX ETF Trust

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear shareholders,

We are pleased to provide this annual report for the period ended May 31, 2021.

Economies around the globe saw a steady rebound in growth after experiencing one of the most challenging phases during the beginning of the reporting period owing to the COVID-19 pandemic. Globally, governments were forced to shut down the majority of economic activities given the unprecedented spread of the COVID-19 contagion, which eventually took a toll on the profitability of businesses. The U.S. health-care system provided strong support in supplying vaccines globally, which aided in a gradual drop in coronavirus cases. By Q4 2020, the success rate of the vaccination programs had boosted consumer confidence and, in turn, industrial growth, international trade, and overall economic recovery. Emerging markets, like China and Taiwan, outpaced the developed markets with stringent lockdown measures, while India continued to tackle the second wave. Many central banks, which have been preemptively providing fiscal stimulus, lowered interest rates to maintain substantial liquidity.

Owing to the pandemic-induced crisis, the U.S. economy experienced peak job loss claims in Q2 2020 as it slowed industrial production, trade, and tourism. During the same period, uncertainties around the U.S. elections were significant, which swayed global markets. However, equity markets received the announcement of the Biden administration’s control on the Senate with optimism, leading to a sharp resurgence globally. The U.S. government has been taking appropriate measures to assist citizens with greater-than-expected fiscal stimulus, which continued in Q1 2021 with a USD1.9tn relief package under the CARES Act1 to meet health-care expenses and provide assistance for job loss claims. Meanwhile, the Federal Reserve Board left the interest rates unchanged at 0.25% to stimulate economic activity. Despite the weak demand for fuel, the U.S. economy progressed rapidly towards economic revival, helped by successful vaccination drives and improving employment and retail sales numbers.

In contrast, the Eurozone entered into a second technical recession2 in Q4 2020, marked by a significant decline in growth, due to uncertainties over the finalization of Brexit3, resulting in financial distress in the EU and the U.K. The second wave of the COVID-19 outbreak slowed economic activity further in the manufacturing, export, and tourism industries. Export-oriented countries, like Germany, Belgium, and Ireland, slumped initially, but showed resilience in Q1 2021. When businesses were cutting costs during stressful periods, furlough4 and wage subsidy schemes were introduced to reduce unemployment claims. Although the Purchasing Managers’ Index (PMI5) advanced sharply in Q1 2021, signaling economic resurgence, there was fear of rising infections in some countries, which cast doubt on the prospects of the services industry, especially tourism. Given this backdrop, the EU decided to extend the fiscal stimulus measures until the end of 2021 to shore up recovery.

Across the Pacific, the Japanese economy slipped back into negative territory in Q2 2021, owing to the declaration of a state of emergency to curb the coronavirus infections. The Bank of Japan took measures to prop up the weakening economy, offering monetary stimulus and introducing the “Go To”6 campaign to stimulate private consumption. Additionally, hosting the much-awaited Olympics could help boost the media sector, although tourism, and hospitality industries could take a hit due to ban on overseas spectators. The Australian economy rebounded on increased household spending, reduced lockdown restrictions, and improved profitability due to lower interest rates.

Overall, markets demonstrate stability, as most economies have been easing lockdown restrictions to promote private consumption and business spending, thus gradually improving growth. While the near-term outlook remains challenging, the commitment of central banks and governments towards providing monetary and fiscal stimulus will likely remain pivotal to smoothing the path to recovery. In addition, vaccination drives are being conducted at a steady pace to eliminate the possibility of another phase of economic turbulence.

1

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

1. Coronavirus Aid, Relief, and Economic Security (CARES) Act.

2. A “technical recession” is when you have 2 negative quarters of GDP, but it is due mainly to slowing growth or an isolated event rather than a major underlying cause. Technical recessions are usually short in duration and mild in severity. The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specified time period

3. Brexit is a combination of the words “Britain” and “Exit” and describes the exit of the United Kingdom from the European Union.

4. The Furlough scheme was introduced in 2020, to stop workers from being laid off by their employers during lockdown. Under this scheme, the government paid 80% of the wages of people who couldn’t work, or whose employers could no longer afford to pay them, up to a monthly limit of £2,500 and the remaining 20% was paid by the employers.

5. Purchasing Managers’ Indexes (PMI) are economic indicators derived from monthly surveys of private sector companies.

6. The ‘Go To’ campaign was temporarily introduced in Japan to promote domestic travel. It provided residents with subsidies of up to 50% on transportation, hotels, restaurants, tourist attractions and shopping, all within Japan.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

The Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the DBEF Index). The DBEF Index is designed to provide exposure to equity securities in developed international stock markets while at the same time mitigating exposure to fluctuation between the value of the U.S. dollar and select non-U.S. currencies. For the 12-month period ended May 31, 2021, DBEF returned 30.27%, compared to the DBEF Index return of 30.53%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Financials, Industrials and Consumer Discretionary. From geographical perspective, Japan, France and Great Britain were the major positive contributors to performance during the period. The Fund entered into forward foreign currency contracts during the period to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. The currency hedging strategy contributed negatively to performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 4-5 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

The Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”). The Underlying Index is designed to track developed market performance while mitigating exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries included in the Underlying Index. The MSCI EAFE Index includes large and mid capitalization securities across developed markets in Europe, Australasia and the Far East. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	30.27%	29.75%	30.53%	38.85%
Five Year	10.54%	10.57%	10.82%	9.84%
Since Inception[1]	8.81%	8.79%	9.17%	6.19%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EAFE US Dollar Hedged Index	MSCI EAFE Index
One Year	30.27%	29.75%	30.53%	38.85%
Five Year	65.03%	65.28%	67.11%	59.90%
Since Inception[1]	132.18%	132.02%	140.13%	82.22%

1 Total returns are calculated based on the commencement of operations, June 9, 2011 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.36%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

4

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 9, 2011.

Sector Diversification* as of May 31, 2021

Financials	17.6%
Industrials	15.5%
Consumer Discretionary	13.1%
Health Care	11.9%
Consumer Staples	10.4%
Information Technology	8.8%
Materials	8.0%
Communication Services	5.0%
Utilities	3.5%
Energy	3.2%
Real Estate	3.0%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (12.0% of Net Assets)

Description	% of Net Assets
Nestle SA (Switzerland)	2.0%
ASML Holding NV (Netherlands)	1.6%
Roche Holding AG (Switzerland)	1.5%
LVMH Moet Hennessy Louis Vuitton SE (France)	1.3%
Novartis AG (Switzerland)	1.1%
Toyota Motor Corp. (Japan)	1.0%
Unilever PLC (United Kingdom)	0.9%
AIA Group Ltd. (Hong Kong)	0.9%
AstraZeneca PLC (United Kingdom)	0.9%
Royal Dutch Shell PLC (Netherlands)	0.8%

Country Diversification* as of May 31, 2021

Japan	22.9%
United Kingdom	12.9%
France	11.3%
Switzerland	10.0%
Germany	9.4%
Australia	7.4%
Netherlands	5.5%
Sweden	3.6%
Hong Kong	3.2%
Spain	2.6%
Denmark	2.5%
Italy	2.1%
Other	6.6%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 7.

5

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most resent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers MSCI EAFE Hedged Equity ETF
Actual	$1,000.00	$1,149.70	0.35%	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

6

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 97.1%
Australia — 7.2%
Afterpay Ltd.*	47,009	$3,375,363
AGL Energy Ltd.	143,310	900,570
Ampol Ltd.	56,580	1,250,127
APA Group (a)	266,414	1,903,022
Aristocrat Leisure Ltd.	130,294	4,139,259
ASX Ltd.	43,393	2,560,953
Aurizon Holdings Ltd.	436,263	1,222,199
AusNet Services Ltd.	302,086	410,292
Australia & New Zealand Banking Group Ltd.	641,479	14,252,816
BHP Group Ltd.	666,575	24,684,027
BHP Group PLC	475,592	14,344,557
BlueScope Steel Ltd.	109,284	1,795,526
Brambles Ltd.	326,668	2,735,388
Cochlear Ltd.	14,402	2,530,523
Coles Group Ltd.	298,133	3,823,117
Commonwealth Bank of Australia	400,905	30,939,180
Computershare Ltd.	144,564	1,757,605
Crown Resorts Ltd.*	82,202	819,376
CSL Ltd.	103,002	23,133,593
Dexus REIT	245,799	1,984,036
Domino’s Pizza Enterprises Ltd.	13,775	1,175,851
Evolution Mining Ltd.	371,645	1,556,004
Fortescue Metals Group Ltd.	372,559	6,467,097
Goodman Group REIT	378,134	5,685,957
GPT Group REIT	439,981	1,566,307
Insurance Australia Group Ltd.	518,282	2,013,515
Lendlease Corp. Ltd. (a)	149,168	1,418,772
Macquarie Group Ltd.	77,416	9,102,471
Magellan Financial Group Ltd.	28,764	1,065,831
Medibank Pvt Ltd.	616,686	1,493,803
Mirvac Group REIT	888,898	1,919,293
National Australia Bank Ltd.	745,198	15,542,308
Newcrest Mining Ltd.	178,574	3,913,781
Northern Star Resources Ltd.	241,721	2,188,695
Oil Search Ltd.	441,483	1,243,656
Orica Ltd.	104,836	1,100,158
Origin Energy Ltd.	411,492	1,264,262
Qantas Airways Ltd.*	174,447	635,872
QBE Insurance Group Ltd.	324,328	2,748,423
Ramsay Health Care Ltd.	40,220	1,976,518
REA Group Ltd.	11,914	1,508,986
Reece Ltd.	70,771	1,121,683
Rio Tinto Ltd.	81,930	7,845,182
Santos Ltd.	421,425	2,207,974
Scentre Group REIT	1,286,512	2,708,119
SEEK Ltd.	74,420	1,760,062
Sonic Healthcare Ltd.	100,142	2,696,223
South32 Ltd.	1,105,180	2,548,792
Stockland REIT	562,182	2,031,790
Suncorp Group Ltd.	273,146	2,350,632
Sydney Airport*(a)	359,386	1,632,617
Tabcorp Holdings Ltd.	509,105	2,013,322
Telstra Corp. Ltd.	918,413	2,501,876
Transurban Group (a)	623,891	6,701,673
Treasury Wine Estates Ltd.	161,830	1,457,797

	Number of Shares	Value
Australia (Continued)
Vicinity Centres REIT	827,254	$998,731
Washington H Soul Pattinson & Co. Ltd. (b)	21,087	482,397
Wesfarmers Ltd.	258,428	11,077,863
Westpac Banking Corp.	830,368	16,978,076
WiseTech Global Ltd.	25,486	556,798
Woodside Petroleum Ltd.	212,485	3,586,485
Woolworths Group Ltd.	282,365	9,094,901

(Cost $249,347,604)		286,502,082

Austria — 0.2%
Erste Group Bank AG	64,003	2,631,308
OMV AG	32,689	1,871,572
Raiffeisen Bank International AG	34,074	811,265
Verbund AG	13,927	1,277,299
voestalpine AG	29,433	1,330,271

(Cost $5,597,785)		7,921,715

Belgium — 0.9%
Ageas SA/NV (b)	42,656	2,790,664
Anheuser-Busch InBev SA/NV	171,145	12,883,576
Elia Group SA/NV (b)	6,214	665,655
Etablissements Franz Colruyt NV	12,815	780,094
Groupe Bruxelles Lambert SA	25,304	2,870,894
KBC Group NV	55,689	4,554,485
Proximus SADP	33,231	674,770
Sofina SA	3,058	1,270,675
Solvay SA	17,426	2,352,558
UCB SA	28,352	2,652,970
Umicore SA	42,876	2,572,788

(Cost $37,478,274)		34,069,129

Chile — 0.1%
Antofagasta PLC
(Cost $1,065,127)	85,496	1,876,015

China — 0.0%
Futu Holdings Ltd., ADR*
(Cost $1,610,783)	11,407	1,622,874

Denmark — 2.5%
A.P. Moller — Maersk A/S, Class A	743	1,966,950
A.P. Moller — Maersk A/S, Class B	1,329	3,677,796
Ambu A/S, Class B	36,725	1,370,775
Carlsberg A/S, Class B	23,928	4,390,856
Chr Hansen Holding A/S	21,916	1,969,022
Coloplast A/S, Class B	26,608	4,202,748
Danske Bank A/S	148,868	2,766,039
Demant A/S*	24,804	1,360,587
DSV PANALPINA A/S	46,986	11,376,335
Genmab A/S*	14,736	5,967,915
GN Store Nord AS	28,286	2,404,588
Novo Nordisk A/S, Class B	390,382	30,894,717
Novozymes A/S, Class B	47,843	3,491,277
Orsted A/S, 144A	42,418	6,436,301
Pandora A/S	21,938	2,970,927
ROCKWOOL International A/S, Class B	2,203	1,096,492
Tryg A/S	80,912	1,906,504

See Notes to Financial Statements.	7

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Denmark (Continued)
Vestas Wind Systems A/S	228,295	$8,889,077

(Cost $57,177,926)		97,138,906

Finland — 1.2%
Elisa OYJ	31,895	1,882,277
Fortum OYJ (b)	99,735	2,842,912
Kesko OYJ, Class B	59,949	2,072,437
Kone OYJ, Class B	76,099	6,154,840
Neste OYJ	94,942	6,257,787
Nokia OYJ*	1,204,088	6,254,842
Nordea Bank Abp	748,778	8,030,057
Orion OYJ, Class B	23,686	1,019,549
Sampo OYJ, Class A	116,954	5,448,960
Stora Enso OYJ, Class R	133,243	2,332,434
UPM-Kymmene OYJ	121,269	4,620,839
Wartsila OYJ Abp	98,201	1,326,942

(Cost $40,672,013)		48,243,876

France — 11.0%
Accor SA*	39,026	1,568,177
Aeroports de Paris*	6,834	947,262
Air Liquide SA	106,646	18,137,727
Airbus SE*	132,200	17,242,754
Alstom SA*	64,961	3,653,337
Amundi SA, 144A	13,603	1,209,324
Arkema SA	15,462	2,037,307
Atos SE	22,110	1,482,722
AXA SA	435,299	12,019,467
BioMerieux	9,159	1,053,033
BNP Paribas SA (b)	257,066	17,556,641
Bollore SA	204,412	1,067,852
Bouygues SA (b)	52,175	2,129,719
Bureau Veritas SA*	63,638	1,958,724
Capgemini SE (b)	35,934	6,707,736
Carrefour SA (b)	128,803	2,633,515
Cie de Saint-Gobain*(b)	117,397	7,869,908
Cie Generale des Etablissements Michelin SCA	38,028	5,850,025
CNP Assurances	38,980	706,898
Covivio REIT	11,183	1,054,901
Credit Agricole SA (b)	258,630	3,859,078
Danone SA	149,863	10,684,067
Dassault Aviation SA	583	732,171
Dassault Systemes SE	29,437	6,776,448
Edenred	54,577	2,967,908
Eiffage SA	18,125	2,002,312
Electricite de France SA	107,381	1,500,228
Engie SA (b)	404,778	6,014,047
EssilorLuxottica SA (b)	63,904	11,087,224
Eurazeo SE	8,234	735,537
Faurecia SE*	16,922	915,255
Faurecia SE*	7,779	421,406
Gecina SA REIT	10,776	1,719,656
Getlink SE	99,974	1,600,907
Hermes International	7,193	10,137,354
Iliad SA	3,374	560,710
Ipsen SA	8,509	861,346

	Number of Shares	Value
France (Continued)
Kering SA	17,070	$15,620,066
Klepierre SA REIT (b)	44,143	1,276,095
La Francaise des Jeux SAEM, 144A	17,694	1,007,208
Legrand SA	60,523	6,338,270
L’Oreal SA	57,017	25,679,093
LVMH Moet Hennessy Louis Vuitton SE	62,846	50,107,051
Natixis SA*	227,305	1,127,407
Orange SA	440,618	5,609,015
Orpea SA*	11,711	1,467,883
Pernod Ricard SA	47,566	10,478,630
Publicis Groupe SA	48,940	3,321,472
Remy Cointreau SA	4,935	1,031,342
Renault SA*	43,157	1,785,628
Safran SA	77,724	11,629,692
Sanofi (b)	256,210	27,248,284
Sartorius Stedim Biotech	6,241	2,704,715
Schneider Electric SE	122,049	19,312,661
SCOR SE*	37,197	1,209,938
SEB SA	6,618	1,232,538
Societe Generale SA	180,896	5,796,779
Sodexo SA*	19,779	1,915,592
Suez SA*	77,568	1,893,288
Teleperformance	13,105	5,041,611
Thales SA	22,949	2,353,381
TotalEnergies SE (b)	561,943	26,047,280
Ubisoft Entertainment SA*	20,233	1,483,527
Unibail-Rodamco-Westfield REIT*	13,092	1,139,561
Unibail-Rodamco-Westfield CDI*(b)	285,626	1,255,542
Valeo SA	47,612	1,557,449
Veolia Environnement SA	121,046	3,804,146
Vinci SA	118,471	13,461,544
Vivendi SE*	165,663	6,020,713
Wendel SE	4,230	590,718
Worldline SA, 144A*	54,170	5,185,412

(Cost $317,676,691)		435,196,214

Germany — 8.5%
adidas AG	42,960	15,673,425
Allianz SE	93,200	24,554,778
BASF SE	209,210	17,053,807
Bayer AG	222,564	14,010,933
Bayerische Motoren Werke AG	75,406	7,994,634
Bechtle AG*	5,359	1,032,794
Beiersdorf AG	22,444	2,657,839
Brenntag SE	33,866	3,194,605
Carl Zeiss Meditec AG	8,750	1,623,182
Commerzbank AG*	223,961	1,807,001
Continental AG	24,700	3,651,715
Covestro AG, 144A	41,940	2,938,709
Daimler AG	193,969	18,067,160
Delivery Hero SE, 144A*	35,786	4,923,107
Deutsche Bank AG*(c)	469,074	6,993,425
Deutsche Boerse AG	42,628	6,969,473
Deutsche Lufthansa AG*(b)	56,533	738,186
Deutsche Post AG	224,019	15,285,958
Deutsche Telekom AG	753,723	15,663,218

See Notes to Financial Statements.	8

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Germany (Continued)
Deutsche Wohnen SE	76,046	$4,854,232
E.ON SE	504,796	6,103,150
Evonik Industries AG	46,050	1,647,135
Fresenius Medical Care AG & Co. KGaA	46,846	3,744,192
Fresenius SE & Co. KGaA	97,441	5,260,135
GEA Group AG	37,196	1,631,553
Hannover Rueck SE	13,444	2,352,566
HeidelbergCement AG	33,041	3,016,580
HelloFresh SE*	38,088	3,482,018
Henkel AG & Co. KGaA	22,188	2,190,959
Infineon Technologies AG	295,501	12,020,432
KION Group AG	16,422	1,755,539
Knorr-Bremse AG	16,331	2,030,988
LANXESS AG	18,224	1,366,085
LEG Immobilien SE	16,069	2,356,034
Merck KGaA	30,048	5,421,611
MTU Aero Engines AG	11,929	3,077,940
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	31,619	9,130,818
Nemetschek SE	12,942	957,165
Puma SE	22,464	2,577,247
Rational AG	935	840,374
RWE AG	149,899	5,654,934
SAP SE	235,798	32,733,022
Scout24 AG, 144A (b)	20,188	1,639,705
Siemens AG	172,623	27,999,275
Siemens Energy AG*	85,725	2,725,552
Siemens Healthineers AG, 144A	59,656	3,354,260
Symrise AG	28,106	3,729,086
TeamViewer AG, 144A*	34,387	1,361,164
Telefonica Deutschland Holding AG	241,458	660,513
Uniper SE	27,136	983,221
United Internet AG	23,149	966,428
Volkswagen AG	7,297	2,601,989
Vonovia SE	121,310	7,586,316
Zalando SE, 144A*	38,536	4,119,562

(Cost $289,674,703)		336,765,729

Hong Kong — 3.1%
AIA Group Ltd.	2,730,232	34,895,415
Bank of East Asia Ltd.	300,457	604,673
BOC Hong Kong Holdings Ltd.	823,695	2,976,847
Budweiser Brewing Co. APAC Ltd., 144A	386,314	1,311,530
Chow Tai Fook Jewellery Group Ltd.	471,639	905,426
CK Asset Holdings Ltd. (b)	533,300	3,531,765
CK Hutchison Holdings Ltd.	607,475	4,754,795
CK Infrastructure Holdings Ltd.	141,321	880,360
CLP Holdings Ltd.	367,225	3,730,706
ESR Cayman Ltd., 144A*	402,954	1,274,571
Galaxy Entertainment Group Ltd.*	486,236	3,940,532
Hang Lung Properties Ltd.	479,184	1,208,849
Hang Seng Bank Ltd.	174,148	3,616,935
Henderson Land Development Co. Ltd.	328,378	1,569,658
HK Electric Investments & HK Electric Investments Ltd. (a)	659,623	668,848

	Number of Shares	Value
Hong Kong (Continued)
HKT Trust & HKT Ltd. (a)	874,554	$1,185,385
Hong Kong & China Gas Co. Ltd.	2,406,980	4,186,619
Hong Kong Exchanges & Clearing Ltd.	273,641	17,127,573
Hongkong Land Holdings Ltd.	234,500	1,149,050
Jardine Matheson Holdings Ltd.	46,857	3,039,145
Link REIT	464,560	4,423,269
Melco Resorts & Entertainment Ltd., ADR*	43,465	747,163
MTR Corp. Ltd. (b)	350,323	1,949,887
New World Development Co. Ltd.	358,608	1,933,626
Power Assets Holdings Ltd.	318,699	1,948,382
Sino Land Co. Ltd.	741,400	1,163,475
SJM Holdings Ltd.	437,353	494,748
Sun Hung Kai Properties Ltd.	294,574	4,524,054
Swire Pacific Ltd., Class A	130,786	982,397
Swire Properties Ltd.	201,870	594,313
Techtronic Industries Co. Ltd.	318,063	5,872,412
WH Group Ltd., 144A	2,206,931	1,885,209
Wharf Real Estate Investment Co. Ltd.	345,784	2,027,092
Xinyi Glass Holdings Ltd.	392,927	1,569,389

(Cost $93,189,383)		122,674,098

Ireland — 1.0%
CRH PLC	178,425	9,288,230
DCC PLC	22,333	1,899,903
Experian PLC	204,201	7,841,633
Flutter Entertainment PLC*	37,964	7,065,782
James Hardie Industries PLC CDI	100,264	3,335,781
Kerry Group PLC, Class A	34,527	4,669,685
Kingspan Group PLC	34,868	3,277,185
Smurfit Kappa Group PLC	54,236	2,883,042

(Cost $24,978,692)		40,261,241

Isle of Man — 0.1%
Entain PLC*
(Cost $1,715,011)	131,730	3,087,021

Israel — 0.6%
Azrieli Group Ltd.	9,943	758,265
Bank Hapoalim BM*	271,933	2,307,376
Bank Leumi Le-Israel BM*	347,356	2,716,351
Check Point Software Technologies Ltd.*	23,472	2,745,755
CyberArk Software Ltd.*	8,482	1,073,312
Elbit Systems Ltd.	5,885	765,509
ICL Group Ltd.	164,945	1,195,934
Israel Discount Bank Ltd., Class A*	268,039	1,331,922
Mizrahi Tefahot Bank Ltd.*	22,657	675,235
Nice Ltd.*	14,128	3,088,278
Teva Pharmaceutical Industries Ltd., ADR*	231,923	2,411,999
Wix.com Ltd.*	12,968	3,369,864

(Cost $22,092,685)		22,439,800

Italy — 2.1%
Amplifon SpA	32,763	1,560,503
Assicurazioni Generali SpA	246,081	5,059,977
Atlantia SpA*	111,573	2,195,956

See Notes to Financial Statements.	9

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Italy (Continued)
Davide Campari-Milano NV	140,735	$1,821,657
DiaSorin SpA	5,769	1,020,452
Enel SpA	1,834,612	18,073,293
Eni SpA	566,189	6,962,421
Ferrari NV	27,898	5,900,207
FinecoBank Banca Fineco SpA*	138,917	2,333,231
Infrastrutture Wireless Italiane SpA, 144A	63,328	709,047
Intesa Sanpaolo SpA	3,726,752	11,012,626
Mediobanca Banca di Credito Finanziario SpA*	139,957	1,670,391
Moncler SpA	43,768	3,110,684
Nexi SpA, 144A*	100,649	2,035,722
Poste Italiane SpA, 144A	102,723	1,452,737
Prysmian SpA	54,510	1,881,745
Recordati Industria Chimica e Farmaceutica SpA	24,187	1,345,462
Snam SpA	457,292	2,688,075
Telecom Italia SpA	1,844,736	989,410
Telecom Italia SpA-RSP	1,550,412	888,430
Terna SPA	317,667	2,427,095
UniCredit SpA	475,042	6,099,510

(Cost $72,706,415)		81,238,631

Japan — 22.4%
ABC-Mart, Inc.	5,200	296,831
Acom Co. Ltd.	94,900	423,839
Advantest Corp.	43,100	3,893,132
Aeon Co. Ltd.	146,800	3,931,113
AGC, Inc. (b)	43,900	1,916,540
Aisin Corp.	33,554	1,470,995
Ajinomoto Co., Inc.	105,147	2,416,201
ANA Holdings, Inc.*	45,300	1,098,470
Asahi Group Holdings Ltd.	101,365	4,831,710
Asahi Intecc Co. Ltd.	44,100	1,090,719
Asahi Kasei Corp.	285,000	3,136,588
Astellas Pharma, Inc.	417,332	6,851,350
Azbil Corp.	26,300	1,053,297
Bandai Namco Holdings, Inc.	44,100	3,158,171
Bridgestone Corp.	126,976	5,573,538
Brother Industries Ltd.	48,100	1,004,701
Canon, Inc.	218,786	5,115,464
Capcom Co. Ltd.	37,200	1,223,125
Casio Computer Co. Ltd.	40,600	706,393
Central Japan Railway Co.	31,754	4,717,132
Chiba Bank Ltd.	114,800	729,754
Chubu Electric Power Co., Inc.	144,100	1,725,410
Chugai Pharmaceutical Co. Ltd.	150,300	5,762,713
Concordia Financial Group Ltd.	247,615	906,874
Cosmos Pharmaceutical Corp.	4,100	570,308
CyberAgent, Inc.	90,400	1,814,770
Dai Nippon Printing Co. Ltd.	58,100	1,251,785
Daifuku Co. Ltd.	21,221	1,783,114
Dai-ichi Life Holdings, Inc.	238,738	4,868,956
Daiichi Sankyo Co. Ltd.	379,893	8,778,238
Daikin Industries Ltd.	55,988	11,047,774
Daito Trust Construction Co. Ltd.	13,913	1,463,857

	Number of Shares	Value
Japan (Continued)
Daiwa House Industry Co. Ltd.	131,936	$3,863,246
Daiwa House REIT Investment Corp. REIT	429	1,198,959
Daiwa Securities Group, Inc.	316,987	1,823,348
Denso Corp.	97,153	6,657,585
Dentsu Group, Inc. (b)	48,900	1,679,277
Disco Corp.	6,400	1,964,015
East Japan Railway Co.	70,753	4,943,469
Eisai Co. Ltd.	56,152	3,773,554
ENEOS Holdings, Inc.	694,328	2,869,517
FANUC Corp.	44,017	10,573,085
Fast Retailing Co. Ltd.	13,417	10,926,969
Fuji Electric Co. Ltd.	24,500	1,147,913
FUJIFILM Holdings Corp.	80,754	5,624,532
Fujitsu Ltd.	45,702	7,423,601
GLP J REIT	1,089	1,858,929
GMO Payment Gateway, Inc.	8,900	1,068,098
Hakuhodo DY Holdings, Inc.	61,959	1,025,954
Hamamatsu Photonics KK	31,600	1,922,148
Hankyu Hanshin Holdings, Inc.	52,540	1,641,125
Harmonic Drive Systems, Inc. (b)	6,300	339,483
Hikari Tsushin, Inc.	5,000	994,611
Hino Motors Ltd.	76,700	713,130
Hirose Electric Co. Ltd.	7,366	1,048,826
Hisamitsu Pharmaceutical Co., Inc.	9,300	509,636
Hitachi Construction Machinery Co. Ltd.	24,300	805,635
Hitachi Ltd.	217,901	11,415,473
Hitachi Metals Ltd.*	52,000	1,007,325
Honda Motor Co. Ltd.	366,499	11,223,593
Hoshizaki Corp.	10,900	968,646
Hoya Corp.	84,374	11,058,242
Hulic Co. Ltd.	72,500	815,120
Ibiden Co. Ltd.	21,300	988,255
Idemitsu Kosan Co. Ltd.	43,084	1,017,190
Iida Group Holdings Co. Ltd.	38,400	1,022,691
Inpex Corp.	226,717	1,559,210
Isuzu Motors Ltd.	124,100	1,635,549
Ito En Ltd.	12,000	664,170
ITOCHU Corp.	272,354	8,081,817
Itochu Techno-Solutions Corp.	24,300	765,686
Japan Airlines Co. Ltd.*	25,573	583,678
Japan Exchange Group, Inc.	112,578	2,601,355
Japan Metropolitan Fund Invest REIT (b)	1,720	1,740,579
Japan Post Bank Co. Ltd.	94,258	801,481
Japan Post Holdings Co. Ltd.*	354,113	2,945,713
Japan Post Insurance Co. Ltd.	45,900	880,354
Japan Real Estate Investment Corp. REIT	287	1,730,021
Japan Tobacco, Inc. (b)	279,041	5,511,244
JFE Holdings, Inc.	110,585	1,472,581
JSR Corp.	45,200	1,331,354
Kajima Corp.	91,100	1,260,540
Kakaku.com, Inc.	25,200	767,577
Kansai Electric Power Co., Inc.	174,167	1,651,158
Kansai Paint Co. Ltd.	36,000	971,596

See Notes to Financial Statements.	10

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Japan (Continued)
Kao Corp.	110,704	$6,769,233
KDDI Corp.	369,633	12,548,414
Keio Corp.	24,260	1,506,695
Keisei Electric Railway Co. Ltd.	24,328	749,904
Keyence Corp.	43,870	21,584,409
Kikkoman Corp.	34,382	2,232,679
Kintetsu Group Holdings Co. Ltd.*	36,840	1,298,771
Kirin Holdings Co. Ltd. (b)	181,323	3,662,397
Kobayashi Pharmaceutical Co. Ltd.	11,200	994,283
Kobe Bussan Co. Ltd.	28,700	724,512
Koei Tecmo Holdings Co. Ltd.	14,300	677,843
Koito Manufacturing Co. Ltd.	22,300	1,448,105
Komatsu Ltd.	198,673	5,811,943
Konami Holdings Corp.	21,366	1,369,891
Kose Corp.	7,500	1,176,135
Kubota Corp.	232,981	5,294,152
Kurita Water Industries Ltd.	24,500	1,125,537
Kyocera Corp.	70,600	4,334,398
Kyowa Kirin Co. Ltd.	59,100	1,786,656
Lasertec Corp.	17,400	3,273,724
Lawson, Inc.	12,600	567,339
Lion Corp.	52,000	910,439
Lixil Corp.	59,400	1,560,816
M3, Inc.	97,842	6,619,013
Makita Corp.	50,700	2,444,936
Marubeni Corp.	348,700	3,080,624
Mazda Motor Corp.*	130,100	1,111,001
McDonald’s Holdings Co. Japan Ltd.	12,722	575,738
Medipal Holdings Corp.	37,000	707,626
MEIJI Holdings Co. Ltd.	24,490	1,520,979
Mercari, Inc.*	24,100	1,142,378
MINEBEA MITSUMI, Inc.	79,320	2,158,860
MISUMI Group, Inc.	66,600	2,141,127
Mitsubishi Chemical Holdings Corp.	288,100	2,303,958
Mitsubishi Corp.	286,625	7,811,572
Mitsubishi Electric Corp.	425,179	6,570,489
Mitsubishi Estate Co. Ltd.	262,951	4,259,235
Mitsubishi Gas Chemical Co., Inc.	33,500	781,126
Mitsubishi HC Capital, Inc.	194,200	1,081,944
Mitsubishi Heavy Industries Ltd.	74,899	2,267,697
Mitsubishi UFJ Financial Group, Inc.	2,771,652	15,694,805
Mitsui & Co. Ltd.	351,960	7,759,900
Mitsui Chemicals, Inc.	40,000	1,340,762
Mitsui Fudosan Co. Ltd.	207,826	4,839,276
Miura Co. Ltd.	19,400	891,241
Mizuho Financial Group, Inc.	556,958	8,510,282
MonotaRO Co. Ltd.	51,600	1,197,983
MS&AD Insurance Group Holdings, Inc.	99,421	3,035,569
Murata Manufacturing Co. Ltd.	130,377	9,858,354
Nabtesco Corp. (b)	24,525	1,124,445
NEC Corp.	56,059	2,616,326
Nexon Co. Ltd.	110,045	2,597,098
NGK Insulators Ltd.	61,000	1,068,572
NH Foods Ltd.	21,296	850,945
Nidec Corp.	102,546	11,735,331
Nihon M&A Center, Inc.	61,400	1,469,248

	Number of Shares	Value
Japan (Continued)
Nintendo Co. Ltd.	25,171	$15,563,766
Nippon Building Fund, Inc. REIT	322	2,040,990
Nippon Express Co. Ltd.	16,000	1,281,578
Nippon Paint Holdings Co. Ltd. (b)	162,210	2,346,704
Nippon Prologis REIT, Inc. REIT (b)	445	1,379,829
Nippon Sanso Holdings Corp.	37,800	745,712
Nippon Shinyaku Co. Ltd.	9,300	665,924
Nippon Steel Corp.	192,009	3,603,786
Nippon Telegraph & Telephone Corp.	289,602	7,753,843
Nippon Yusen KK	35,700	1,472,148
Nissan Chemical Corp.	24,749	1,281,641
Nissan Motor Co. Ltd.*	522,142	2,570,890
Nisshin Seifun Group, Inc.	44,500	668,171
Nissin Foods Holdings Co. Ltd.	15,700	1,137,099
Nitori Holdings Co. Ltd.	18,501	3,204,598
Nitto Denko Corp.	34,724	2,692,545
Nomura Holdings, Inc.	706,854	3,879,982
Nomura Real Estate Holdings, Inc.	24,836	636,722
Nomura Real Estate Master Fund, Inc. REIT	982	1,555,200
Nomura Research Institute Ltd.	75,643	2,411,125
NSK Ltd.	81,200	770,543
NTT Data Corp.	138,434	2,250,548
Obayashi Corp.	146,500	1,233,656
Obic Co. Ltd.	15,100	2,829,957
Odakyu Electric Railway Co. Ltd.	70,550	1,821,580
Oji Holdings Corp.	183,068	1,085,132
Olympus Corp.	261,916	5,623,934
Omron Corp.	41,892	3,298,101
Ono Pharmaceutical Co. Ltd.	80,906	1,830,342
Oracle Corp. (b)	8,100	737,574
Oriental Land Co. Ltd.	44,700	6,658,663
ORIX Corp.	268,246	4,732,096
Orix JREIT, Inc. REIT	604	1,122,605
Osaka Gas Co. Ltd.	80,600	1,517,921
Otsuka Corp.	24,300	1,300,557
Otsuka Holdings Co. Ltd.	85,267	3,516,904
Pan Pacific International Holdings Corp.	91,672	1,805,140
Panasonic Corp.	511,085	5,820,833
PeptiDream, Inc.*	23,800	1,115,116
Persol Holdings Co. Ltd.	39,300	744,794
Pigeon Corp.	24,300	684,679
Pola Orbis Holdings, Inc.	24,600	639,883
Rakuten Group, Inc.	192,686	2,208,612
Recruit Holdings Co. Ltd.	306,053	15,527,668
Renesas Electronics Corp.*	180,700	1,838,522
Resona Holdings, Inc.	473,525	2,020,558
Ricoh Co. Ltd.	152,700	1,810,253
Rinnai Corp.	7,900	769,148
Rohm Co. Ltd.	20,900	1,979,478
Ryohin Keikaku Co. Ltd.	53,700	1,019,657
Santen Pharmaceutical Co. Ltd.	76,651	1,024,207
SBI Holdings, Inc.	51,725	1,305,290
SCSK Corp.	10,000	579,962
Secom Co. Ltd.	46,400	3,631,820
Seiko Epson Corp.	58,359	1,031,370

See Notes to Financial Statements.	11

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Japan (Continued)
Sekisui Chemical Co. Ltd.	82,800	$1,410,375
Sekisui House Ltd.	139,551	2,903,436
Seven & i Holdings Co. Ltd.	174,976	7,568,603
SG Holdings Co. Ltd.	73,500	1,641,986
Sharp Corp.	42,573	776,882
Shimadzu Corp.	49,900	1,747,799
Shimano, Inc.	16,394	3,713,318
Shimizu Corp.	128,700	1,054,378
Shin-Etsu Chemical Co. Ltd.	79,704	13,725,627
Shionogi & Co. Ltd.	58,295	2,958,675
Shiseido Co. Ltd.	87,957	6,369,632
Shizuoka Bank Ltd.	81,400	644,568
SMC Corp.	12,782	7,648,887
SoftBank Corp.	636,600	8,177,714
SoftBank Group Corp.	283,128	21,349,025
Sohgo Security Services Co. Ltd.	15,200	695,516
Sompo Holdings, Inc.	76,535	3,078,456
Sony Group Corp.	283,916	27,966,335
Square Enix Holdings Co. Ltd.	20,200	1,079,277
Stanley Electric Co. Ltd.	24,600	732,450
Subaru Corp.	135,534	2,637,274
SUMCO Corp.	58,100	1,348,361
Sumitomo Chemical Co. Ltd.	338,622	1,855,632
Sumitomo Corp.	270,076	3,769,076
Sumitomo Dainippon Pharma Co. Ltd.	37,100	706,828
Sumitomo Electric Industries Ltd.	172,100	2,635,178
Sumitomo Metal Mining Co. Ltd.	53,300	2,389,226
Sumitomo Mitsui Financial Group, Inc.	288,415	10,407,596
Sumitomo Mitsui Trust Holdings, Inc.	74,381	2,561,793
Sumitomo Realty & Development Co. Ltd.	68,103	2,263,465
Suntory Beverage & Food Ltd. (b)	29,100	1,072,413
Suzuki Motor Corp.	79,126	3,427,661
Sysmex Corp.	39,107	3,986,064
T&D Holdings, Inc.	124,200	1,690,182
Taisei Corp.	40,615	1,417,018
Taisho Pharmaceutical Holdings Co. Ltd.	8,234	467,764
Takeda Pharmaceutical Co. Ltd.	354,211	12,031,334
TDK Corp.	30,624	3,898,973
Terumo Corp.	143,744	5,536,290
THK Co. Ltd.	24,528	797,513
TIS, Inc.	50,500	1,298,361
Tobu Railway Co. Ltd.	42,279	1,076,186
Toho Co. Ltd.	24,500	1,014,773
Toho Gas Co. Ltd.	17,128	938,606
Tohoku Electric Power Co., Inc.	89,913	730,866
Tokio Marine Holdings, Inc.	143,150	6,771,156
Tokyo Century Corp.	7,100	417,609
Tokyo Electric Power Co. Holdings, Inc.*	337,100	1,043,720
Tokyo Electron Ltd.	33,564	14,916,652
Tokyo Gas Co. Ltd.	81,180	1,606,324
Tokyu Corp.	117,610	1,574,722
Toppan Printing Co. Ltd.	61,989	1,085,897
Toray Industries, Inc.	316,443	2,053,744
Toshiba Corp.	93,016	3,903,631

	Number of Shares	Value
Japan (Continued)
Tosoh Corp.	61,640	$1,076,969
TOTO Ltd.	34,015	1,832,939
Toyo Suisan Kaisha Ltd.	23,400	938,223
Toyota Industries Corp.	34,000	2,900,356
Toyota Motor Corp.	477,564	39,757,018
Toyota Tsusho Corp.	44,411	1,989,551
Trend Micro, Inc.	35,176	1,783,056
Tsuruha Holdings, Inc.	8,500	1,032,514
Unicharm Corp.	89,500	3,533,734
United Urban Investment Corp. REIT (b)	686	983,670
USS Co. Ltd.	47,100	823,357
Welcia Holdings Co. Ltd.	23,600	720,997
West Japan Railway Co.	34,506	1,963,397
Yakult Honsha Co. Ltd.	25,479	1,375,294
Yamada Holdings Co. Ltd.	147,200	715,229
Yamaha Corp.	27,881	1,673,013
Yamaha Motor Co. Ltd.	66,974	1,954,351
Yamato Holdings Co. Ltd.	64,171	1,764,131
Yaskawa Electric Corp.	54,220	2,629,539
Yokogawa Electric Corp.	55,244	874,398
Z Holdings Corp.	597,900	2,810,114
ZOZO, Inc.	24,597	832,331

(Cost $695,953,437)		885,376,784

Jordan — 0.0%
Hikma Pharmaceuticals PLC
(Cost $1,315,203)	41,235	1,431,759

Luxembourg — 0.3%
ArcelorMittal SA*	158,816	5,223,233
Aroundtown SA	223,370	1,875,436
Eurofins Scientific SE*	29,510	3,185,341
Tenaris SA	110,348	1,258,983

(Cost $8,894,502)		11,542,993

Macau — 0.1%
Sands China Ltd.*	562,236	2,502,787
Wynn Macau Ltd.*	358,373	604,872

(Cost $3,553,944)		3,107,659

Netherlands — 5.3%
ABN AMRO Bank NV, 144A*	89,734	1,198,266
Adyen NV, 144A*	4,530	10,471,901
Aegon NV	410,011	1,933,331
Akzo Nobel NV	42,528	5,476,170
Argenx SE*	10,030	2,768,255
ASM International NV	10,383	3,265,633
ASML Holding NV	94,717	63,379,328
EXOR NV	24,491	2,102,409
Heineken Holding NV	26,532	2,676,687
Heineken NV	57,581	6,873,716
ING Groep NV	872,287	12,096,119
JDE Peet’s NV*	16,874	665,665
Just Eat Takeaway.com NV, 144A*(b)	27,309	2,479,233
Koninklijke Ahold Delhaize NV	236,269	6,825,778
Koninklijke DSM NV	39,234	7,230,186
Koninklijke KPN NV	792,272	2,633,282

See Notes to Financial Statements.	12

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Netherlands (Continued)
Koninklijke Philips NV	205,393	$11,559,872
Koninklijke Vopak NV	15,862	750,271
NN Group NV	64,189	3,259,839
Prosus NV*	110,414	11,464,539
QIAGEN NV*	52,065	2,565,174
Randstad NV	26,528	2,067,713
Royal Dutch Shell PLC, Class A	913,355	17,460,561
Royal Dutch Shell PLC, Class B	844,560	15,401,493
Stellantis NV	456,830	9,082,290
Wolters Kluwer NV	59,252	5,683,478

(Cost $150,874,777)		211,371,189

New Zealand — 0.3%
a2 Milk Co. Ltd.*	168,350	718,047
Auckland International Airport Ltd.*	277,329	1,471,515
Fisher & Paykel Healthcare Corp. Ltd.	129,192	2,801,226
Mercury NZ Ltd.	160,599	766,227
Meridian Energy Ltd.	298,108	1,134,795
Ryman Healthcare Ltd.	94,365	900,442
Spark New Zealand Ltd.	408,341	1,346,366
Xero Ltd.*	31,329	3,216,169

(Cost $9,248,371)		12,354,787

Norway — 0.6%
Adevinta ASA*	53,767	1,042,610
DNB ASA	212,042	4,704,621
Equinor ASA	227,100	4,906,535
Gjensidige Forsikring ASA	43,368	973,689
Mowi ASA	98,673	2,578,484
Norsk Hydro ASA	273,697	1,801,695
Orkla ASA	170,600	1,780,349
Schibsted ASA, Class A	14,335	703,338
Schibsted ASA, Class B	21,588	904,476
Telenor ASA (b)	162,461	2,821,128
Yara International ASA	37,652	2,016,263

(Cost $21,229,863)		24,233,188

Poland — 0.0%
InPost SA*
(Cost $809,455)	43,681	875,264

Portugal — 0.2%
EDP — Energias de Portugal SA	630,073	3,625,134
Galp Energia SGPS SA	113,356	1,411,126
Jeronimo Martins SGPS SA	50,500	977,566

(Cost $4,863,163)		6,013,826

Singapore — 1.0%
Ascendas Real Estate Investment Trust REIT	730,099	1,619,004
CapitaLand Integrated Commercial Trust REIT	1,033,217	1,634,317
CapitaLand Ltd.	580,300	1,607,431
City Developments Ltd.	101,400	588,616
DBS Group Holdings Ltd.	415,187	9,436,211
Genting Singapore Ltd.	1,311,978	839,038
Keppel Corp. Ltd.	337,200	1,360,233
Mapletree Commercial Trust REIT	388,700	617,778

	Number of Shares	Value
Singapore (Continued)
Mapletree Logistics Trust REIT	608,474	$916,418
Oversea-Chinese Banking Corp. Ltd.	768,643	7,190,212
Sea Ltd., ADR*	3,478	880,769
Singapore Airlines Ltd.*	243,150	916,436
Singapore Exchange Ltd.	167,200	1,307,179
Singapore Technologies Engineering Ltd.	352,100	1,031,277
Singapore Telecommunications Ltd.	1,850,089	3,374,491
United Overseas Bank Ltd.	264,154	5,211,909
UOL Group Ltd.	84,681	473,619
Venture Corp. Ltd.	58,400	840,663
Wilmar International Ltd.	437,566	1,579,649

(Cost $39,022,065)		41,425,250

Spain — 2.6%
ACS Actividades de Construccion y Servicios SA	55,920	1,743,737
Aena SME SA, 144A*	15,168	2,661,668
Amadeus IT Group SA*	104,044	7,855,200
Banco Bilbao Vizcaya Argentaria SA*	1,534,449	9,637,205
Banco Santander SA*	3,900,946	16,333,426
CaixaBank SA (b)	971,795	3,334,540
Cellnex Telecom SA, 144A*	116,597	6,997,865
EDP Renovaveis SA	66,209	1,561,791
Enagas SA	63,436	1,491,337
Endesa SA	71,337	1,945,330
Ferrovial SA	111,710	3,282,611
Ferrovial SA*	930	27,328
Grifols SA (b)	60,609	1,692,063
Iberdrola SA	1,312,040	17,640,704
Industria de Diseno Textil SA	245,744	9,523,109
Naturgy Energy Group SA	60,338	1,581,200
Red Electrica Corp. SA	96,827	1,944,210
Repsol SA	330,208	4,411,059
Siemens Gamesa Renewable Energy SA	53,935	1,772,197
Telefonica SA	1,123,208	5,521,535

(Cost $115,285,888)		100,958,115

Sweden — 3.5%
Alfa Laval AB (b)	69,357	2,617,940
Assa Abloy AB, Class B	233,880	7,191,620
Atlas Copco AB, Class A	153,778	9,327,243
Atlas Copco AB, Class B	85,175	4,395,585
Boliden AB	59,484	2,385,919
Electrolux AB, Series B	52,255	1,481,987
Embracer Group AB*	62,568	1,866,552
Epiroc AB, Class A	139,301	3,154,150
Epiroc AB, Class B	94,485	1,884,651
Epiroc AB, Class B*	94,485	34,194
EQT AB	53,537	1,938,134
Essity AB, Class B	134,344	4,641,465
Evolution AB, 144A	38,902	7,449,414
Fastighets AB Balder, Class B*	24,923	1,585,037
H & M Hennes & Mauritz AB, Class B*(b)	168,203	4,298,590
Hexagon AB, Class B	446,194	6,397,153

See Notes to Financial Statements.	13

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Sweden (Continued)
Husqvarna AB, Class B	95,072	$1,394,028
ICA Gruppen AB (b)	22,960	1,111,488
Industrivarden AB, Class A	24,040	977,881
Industrivarden AB, Class C	36,590	1,437,620
Investment AB Latour, Class B	35,610	1,218,695
Investor AB, Class B	430,464	9,949,383
Kinnevik AB, Class B*	52,417	2,002,553
L E Lundbergforetagen AB, Class B	18,454	1,160,714
Lundin Energy AB	44,300	1,523,578
Nibe Industrier AB, Class B	281,720	3,066,086
Sandvik AB	255,699	6,742,842
Securitas AB, Class B	70,209	1,124,323
Sinch AB, 144A*	10,525	1,945,747
Skandinaviska Enskilda Banken AB, Class A	373,009	4,771,927
Skanska AB, Class B	71,691	2,016,773
SKF AB, Class B	84,562	2,283,984
Svenska Cellulosa AB SCA, Class B	136,827	2,272,844
Svenska Handelsbanken AB, Class A	344,856	3,868,042
Swedbank AB, Class A	194,620	3,500,021
Swedish Match AB	355,540	3,298,212
Tele2 AB, Class B	116,787	1,572,253
Telefonaktiebolaget LM Ericsson, Class B	653,953	8,674,512
Telia Co. AB	645,238	2,818,462
Volvo AB, Class A	45,051	1,211,918
Volvo AB, Class B	325,553	8,526,000

(Cost $95,110,384)		139,119,520

Switzerland — 9.7%
ABB Ltd.	391,990	13,375,239
Adecco Group AG	34,595	2,383,951
Alcon, Inc.	114,136	7,943,871
Baloise Holding AG	10,382	1,712,912
Banque Cantonale Vaudoise	7,235	672,106
Barry Callebaut AG	669	1,531,737
Chocoladefabriken Lindt & Spruengli AG	22	2,234,633
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	243	2,318,212
Cie Financiere Richemont SA, Class A	117,936	14,386,919
Clariant AG	44,508	963,346
Coca-Cola HBC AG*	45,010	1,642,766
Credit Suisse Group AG	568,229	6,195,299
EMS-Chemie Holding AG	1,779	1,668,462
Geberit AG	8,340	6,036,607
Givaudan SA	2,093	9,344,394
Glencore PLC*	2,231,616	10,191,439
Holcim Ltd.*	116,836	6,948,938
Julius Baer Group Ltd.	50,219	3,441,609
Kuehne + Nagel International AG	11,763	3,973,129
Logitech International SA	41,101	5,093,899
Lonza Group AG	16,840	10,847,594
Nestle SA	647,683	79,766,933
Novartis AG	500,417	43,937,153
Partners Group Holding AG	5,222	7,941,786
Roche Holding AG	158,403	55,106,656

	Number of Shares	Value
Switzerland (Continued)
Roche Holding AG	7,022	$2,632,713
Schindler Holding AG	3,959	1,145,174
Schindler Holding AG Participation Certificates	9,502	2,808,791
SGS SA	1,389	4,331,498
Sika AG	32,280	10,389,502
Sonova Holding AG*	12,268	4,364,807
STMicroelectronics NV	157,963	5,922,446
Straumann Holding AG	2,300	3,601,546
Swatch Group AG — Bearer	6,352	2,302,366
Swatch Group AG — Registered	12,622	875,543
Swiss Life Holding AG	6,878	3,568,893
Swiss Prime Site AG	20,013	2,043,938
Swiss Re AG	67,414	6,480,024
Swisscom AG	5,776	3,251,550
Temenos AG	14,760	2,273,485
UBS Group AG	826,714	13,414,500
Vifor Pharma AG	9,342	1,364,118
Zurich Insurance Group AG	33,723	14,091,738

(Cost $295,050,954)		384,522,222

United Kingdom — 12.6%
3i Group PLC	213,335	3,767,349
Admiral Group PLC	38,457	1,605,749
Anglo American PLC	292,955	13,047,913
Ashtead Group PLC	101,194	7,401,094
Associated British Foods PLC*	80,032	2,639,012
AstraZeneca PLC	295,800	33,812,774
Auto Trader Group PLC, 144A*	215,449	1,718,993
AVEVA Group PLC	26,745	1,329,502
Aviva PLC	856,212	5,001,923
BAE Systems PLC	723,852	5,415,434
Barclays PLC	3,988,903	10,376,346
Barratt Developments PLC	223,412	2,400,826
Berkeley Group Holdings PLC	28,816	1,915,532
BP PLC	4,562,204	19,843,194
British American Tobacco PLC	494,670	19,066,368
British Land Co. PLC REIT	193,983	1,405,518
BT Group PLC*	2,074,482	5,153,211
Bunzl PLC	75,208	2,441,478
Burberry Group PLC*	91,062	2,763,383
CNH Industrial NV	229,890	3,970,838
Coca-Cola Europacific Partners PLC	47,197	2,856,362
Compass Group PLC*	404,294	9,238,915
Croda International PLC	31,455	3,122,807
Diageo PLC	527,345	25,502,749
Direct Line Insurance Group PLC	301,139	1,271,934
Evraz PLC	120,116	1,088,057
Ferguson PLC	50,439	6,867,772
GlaxoSmithKline PLC	1,131,315	21,604,790
Halma PLC	85,211	3,152,385
Hargreaves Lansdown PLC	74,256	1,748,061
HSBC Holdings PLC	4,593,093	29,710,195
Imperial Brands PLC	216,655	4,924,831
Informa PLC*	339,943	2,627,288
InterContinental Hotels Group PLC*	38,687	2,704,712
Intertek Group PLC	39,182	3,021,545

See Notes to Financial Statements.	14

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
United Kingdom (Continued)
J Sainsbury PLC	341,657	$1,289,202
JD Sports Fashion PLC*	135,067	1,813,742
Johnson Matthey PLC	42,989	1,860,329
Kingfisher PLC*	472,841	2,420,371
Land Securities Group PLC REIT	157,577	1,574,252
Legal & General Group PLC	1,331,304	5,377,206
Lloyds Banking Group PLC	15,863,471	11,243,832
London Stock Exchange Group PLC	73,774	7,938,368
M&G PLC	581,352	2,019,392
Melrose Industries PLC	1,091,632	2,678,374
Mondi PLC	108,852	2,948,328
National Grid PLC	783,407	10,453,173
Natwest Group PLC	1,081,653	3,180,980
Next PLC*	29,901	3,465,549
Ocado Group PLC*	104,001	2,791,079
Pearson PLC	183,784	2,136,337
Persimmon PLC	71,881	3,227,036
Phoenix Group Holdings PLC	123,632	1,292,038
Prudential PLC	598,056	12,753,376
Reckitt Benckiser Group PLC	160,298	14,502,196
RELX PLC	435,983	11,390,791
Rentokil Initial PLC	412,504	2,776,680
Rio Tinto PLC	253,151	21,809,286
Rolls-Royce Holdings PLC*	1,856,508	2,822,698
RSA Insurance Group LTD.	225,318	2,190,189
Sage Group PLC	270,474	2,523,068
Schroders PLC	27,861	1,407,937
Segro PLC REIT	267,235	3,961,762
Severn Trent PLC	53,405	1,861,153
Smith & Nephew PLC	198,596	4,346,451
Smiths Group PLC	85,535	1,882,947
Spirax-Sarco Engineering PLC	16,591	2,993,497
SSE PLC	233,311	5,111,192
St James’s Place PLC	123,813	2,458,220
Standard Chartered PLC	606,471	4,375,275
Standard Life Aberdeen PLC	468,409	1,830,040
Taylor Wimpey PLC	773,426	1,883,355
Tesco PLC	1,743,179	5,528,866
Unilever PLC	592,103	35,553,368
United Utilities Group PLC	153,428	2,144,005
Vodafone Group PLC	6,048,398	11,024,772
Whitbread PLC*	45,302	2,047,954
Wm Morrison Supermarkets PLC	539,343	1,355,104
WPP PLC	274,770	3,802,164

(Cost $513,955,918)		496,564,774

TOTAL COMMON STOCKS (Cost $3,170,151,016)		3,837,934,661

PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG	10,577	957,770
FUCHS PETROLUB SE	15,752	797,076
Henkel AG & Co. KGaA	40,555	4,652,790
Porsche Automobil Holding SE	34,959	3,954,343
Sartorius AG	6,375	3,157,249

	Number of Shares	Value
Germany (Continued)
Volkswagen AG	42,158	$11,774,696

(Cost $21,470,604)		25,293,924

TOTAL PREFERRED STOCKS (Cost $21,470,604)		25,293,924

RIGHTS — 0.0%
Singapore — 0.0%
Singapore Airlines Ltd.*, expires 6/25/21(d) (Cost $0)	508,183	0

Sweden — 0.0%
Kinnevik AB* , Class B, expires 6/18/21 (Cost $1,045,041)	52,417	999,064

TOTAL RIGHTS (Cost $1,045,041)		999,064

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA*, expires 11/22/23 (Cost $0)	255,836	167,929

SECURITIES LENDING COLLATERAL — 2.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (e)(f) (Cost $92,121,583)	92,121,583	92,121,583

CASH EQUIVALENTS — 1.3%
DWS ESG Liquidity Fund “Capital Shares”, 0.08% (e)	11,372,102	11,370,965
DWS Government Money Market Series “Institutional Shares”, 0.03% (e)	37,987,992	37,987,992

TOTAL CASH EQUIVALENTS (Cost $49,360,095)		49,358,957

TOTAL INVESTMENTS — 101.3%
(Cost $3,334,148,339)		$4,005,876,118
Other assets and liabilities, net — (1.3%)		(50,876,548)

NET ASSETS — 100.0%		$3,954,999,570

See Notes to Financial Statements.	15

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
COMMON STOCKS — 0.2%
Germany — 0.2%
Deutsche Bank AG*(c)
4,873,841	427,440		(1,387,175)	(3,237,185)	6,316,504	—	—	469,074	6,993,425

SECURITIES LENDING COLLATERAL — 2.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (e) (f)
56,545,490	35,576,093	(g)	—	—	—	9,148	—	92,121,583	92,121,583

CASH EQUIVALENTS — 1.3%
DWS ESG Liquidity Fund “Capital Shares”, 0.08% (e)
36,319,577	67,047		(25,000,000)	—	(15,659)	68,846	—	11,372,102	11,370,965
DWS Government Money Market Series “Institutional Shares”, 0.03% (e)
21,017,231	1,302,023,406		(1,285,052,645)	—	—	16,817	—	37,987,992	37,987,992

118,756,139	1,338,093,986		(1,311,439,820)	(3,237,185)	6,300,845	94,811	—	141,950,751	148,473,965

*	Non-income producing security.
(a)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $151,477,604, which is 3.8% of net assets.

(c)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(d)	Investment was valued using significant unobservable inputs.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $68,809,243.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

ADR:	American Depositary Receipt
CDI:	Chess Depositary Interest
REIT:	Real Estate Investment Trust
RSP:	Risparmio (Convertible Savings Shares)
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation (Depreciation)
AMSTERDAM Index Futures	EUR	48	$8,293,956	$8,320,514	6/18/2021	$26,558
CAC40 10 EURO Futures	EUR	125	9,715,263	9,837,838	6/18/2021	122,575
DAX Index Futures	EUR	14	6,484,805	6,597,160	6/18/2021	112,355
FTSE 100 Index Futures	GBP	130	12,775,372	12,971,779	6/18/2021	196,407
IBEX 35 Index Futures	EUR	20	2,242,618	2,234,002	6/18/2021	(8,616)
MSCI EAFE Futures	USD	85	9,432,565	9,932,250	6/18/2021	499,685
OMXS30 Index Futures	SEK	100	2,710,370	2,707,292	6/18/2021	(3,078)
SPI 200 Futures	AUD	60	8,031,819	8,318,655	6/17/2021	286,836
SWISS MKT IX Futures	CHF	75	9,197,769	9,488,791	6/18/2021	291,022
TOPIX Index Futures	JPY	135	23,718,836	23,778,199	6/10/2021	59,363

Total net unrealized appreciation						$1,583,107

See Notes to Financial Statements.	16

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

As of May 31, 2021, the Fund had the following forward foreign currency contracts outstanding:

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	6/3/2021	AUD	119,451,442	USD	92,280,898	$—	$(163,948)
JP Morgan & Chase Co.	6/3/2021	AUD	111,520,000	USD	86,153,995	—	(152,616)
RBC Capital Markets	6/3/2021	AUD	12,596,000	USD	9,730,914	—	(17,276)
RBC Capital Markets	6/3/2021	AUD	111,345,600	USD	86,018,930	—	(152,711)
Citigroup Global Markets	6/3/2021	CHF	124,643,400	USD	136,763,070	—	(1,917,517)
JP Morgan & Chase Co.	6/3/2021	CHF	103,059,500	USD	113,082,202	—	(1,583,732)
RBC Capital Markets	6/3/2021	CHF	104,440,800	USD	114,598,590	—	(1,604,205)
Citigroup Global Markets	6/3/2021	DKK	185,185,600	USD	29,989,571	—	(461,689)
JP Morgan & Chase Co.	6/3/2021	DKK	193,269,100	USD	31,298,133	—	(482,348)
RBC Capital Markets	6/3/2021	DKK	180,112,200	USD	29,168,204	—	(448,804)
RBC Capital Markets	6/3/2021	DKK	23,759,000	USD	3,847,554	—	(59,291)
Citigroup Global Markets	6/3/2021	EUR	326,958,700	USD	393,818,812	—	(6,026,305)
JP Morgan & Chase Co.	6/3/2021	EUR	310,596,800	USD	374,110,118	—	(5,725,665)
JP Morgan & Chase Co.	6/3/2021	EUR	14,867,000	USD	17,907,034	—	(274,153)
RBC Capital Markets	6/3/2021	EUR	399,753,000	USD	481,501,689	—	(7,365,208)
Citigroup Global Markets	6/3/2021	GBP	4,532,000	USD	6,275,066	—	(163,580)
Citigroup Global Markets	6/3/2021	GBP	122,770,600	USD	169,989,400	—	(4,431,700)
JP Morgan & Chase Co.	6/3/2021	GBP	145,626,100	USD	201,635,063	—	(5,257,016)
RBC Capital Markets	6/3/2021	GBP	122,962,000	USD	170,254,415	—	(4,438,609)
Citigroup Global Markets	6/3/2021	HKD	39,663,000	USD	5,106,938	—	(3,353)
Citigroup Global Markets	6/3/2021	HKD	304,937,000	USD	39,263,623	—	(25,304)
JP Morgan & Chase Co.	6/3/2021	HKD	303,651,300	USD	39,098,781	—	(24,493)
RBC Capital Markets	6/3/2021	HKD	316,657,000	USD	40,773,475	—	(25,489)
Citigroup Global Markets	6/3/2021	ILS	5,993,000	USD	1,835,025	—	(10,116)
Citigroup Global Markets	6/3/2021	ILS	8,966,300	USD	2,765,200	4,631	—
JP Morgan & Chase Co.	6/3/2021	ILS	11,086,900	USD	3,419,186	5,722	—
RBC Capital Markets	6/3/2021	ILS	14,437,700	USD	4,452,631	7,512	—
Citigroup Global Markets	6/3/2021	JPY	32,661,623,300	USD	298,869,489	555,565	—
JP Morgan & Chase Co.	6/3/2021	JPY	39,937,915,000	USD	365,449,369	677,660	—
RBC Capital Markets	6/3/2021	JPY	31,459,058,100	USD	287,862,544	532,212	—
Citigroup Global Markets	6/3/2021	NOK	16,796,000	USD	2,014,365	—	(5,466)
Citigroup Global Markets	6/3/2021	NOK	27,831,400	USD	3,350,033	3,121	—
JP Morgan & Chase Co.	6/3/2021	NOK	53,741,200	USD	6,468,628	5,890	—
RBC Capital Markets	6/3/2021	NOK	100,508,400	USD	12,097,967	11,161	—
Citigroup Global Markets	6/3/2021	NZD	5,267,200	USD	3,778,816	—	(54,889)
JP Morgan & Chase Co.	6/3/2021	NZD	5,240,400	USD	3,759,641	—	(54,557)
RBC Capital Markets	6/3/2021	NZD	5,217,900	USD	3,743,405	—	(54,417)
Citigroup Global Markets	6/3/2021	SEK	364,967,900	USD	43,172,972	—	(855,036)
JP Morgan & Chase Co.	6/3/2021	SEK	358,126,700	USD	42,362,757	—	(839,960)
RBC Capital Markets	6/3/2021	SEK	452,131,000	USD	53,483,999	—	(1,058,954)
Citigroup Global Markets	6/3/2021	SGD	23,623,900	USD	17,755,189	—	(123,941)
JP Morgan & Chase Co.	6/3/2021	SGD	15,880,600	USD	11,935,527	—	(83,290)
RBC Capital Markets	6/3/2021	SGD	15,754,700	USD	11,840,716	—	(82,816)
Citigroup Global Markets	6/3/2021	USD	92,461,389	AUD	119,451,442	—	(16,543)
JP Morgan & Chase Co.	6/3/2021	USD	86,322,056	AUD	111,520,000	—	(15,445)
RBC Capital Markets	6/3/2021	USD	95,937,491	AUD	123,941,600	—	(17,661)
Citigroup Global Markets	6/3/2021	USD	8,317,450	CHF	7,580,000	116,200	—
Citigroup Global Markets	6/3/2021	USD	130,167,347	CHF	117,063,400	79,589	—
JP Morgan & Chase Co.	6/3/2021	USD	114,593,317	CHF	103,059,500	72,617	—
RBC Capital Markets	6/3/2021	USD	116,132,304	CHF	104,440,800	70,491	—
Citigroup Global Markets	6/3/2021	USD	30,443,887	DKK	185,185,600	7,372	—
JP Morgan & Chase Co.	6/3/2021	USD	31,772,265	DKK	193,269,100	8,216	—
RBC Capital Markets	6/3/2021	USD	33,515,737	DKK	203,871,200	8,116	—
Citigroup Global Markets	6/3/2021	USD	399,762,594	EUR	326,958,700	82,523	—
JP Morgan & Chase Co.	6/3/2021	USD	397,928,315	EUR	325,463,800	88,655	—
RBC Capital Markets	6/3/2021	USD	3,850,261	EUR	3,202,000	65,537	—

See Notes to Financial Statements.	17

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
RBC Capital Markets	6/3/2021	USD	484,852,597	EUR	396,551,000	$98,502	$—
Citigroup Global Markets	6/3/2021	USD	180,960,646	GBP	127,302,600	—	(100,899)
JP Morgan & Chase Co.	6/3/2021	USD	207,007,501	GBP	145,626,100	—	(115,422)
RBC Capital Markets	6/3/2021	USD	174,790,729	GBP	122,962,000	—	(97,705)
Citigroup Global Markets	6/3/2021	USD	44,399,836	HKD	344,600,000	—	(618)
JP Morgan & Chase Co.	6/3/2021	USD	39,123,768	HKD	303,651,300	—	(494)
RBC Capital Markets	6/3/2021	USD	40,799,479	HKD	316,657,000	—	(515)
Citigroup Global Markets	6/3/2021	USD	4,605,015	ILS	14,959,300	695	—
JP Morgan & Chase Co.	6/3/2021	USD	3,412,929	ILS	11,086,900	536	—
RBC Capital Markets	6/3/2021	USD	4,444,486	ILS	14,437,700	632	—
Citigroup Global Markets	6/3/2021	USD	298,565,961	JPY	32,661,623,300	—	(252,037)
JP Morgan & Chase Co.	6/3/2021	USD	38,705,506	JPY	4,229,788,000	—	(72,868)
JP Morgan & Chase Co.	6/3/2021	USD	323,620,705	JPY	35,402,487,000	—	(273,187)
JP Morgan & Chase Co.	6/3/2021	USD	2,797,396	JPY	305,640,000	—	(5,843)
RBC Capital Markets	6/3/2021	USD	287,575,192	JPY	31,459,058,100	—	(244,860)
Citigroup Global Markets	6/3/2021	USD	5,364,354	NOK	44,627,400	2,389	—
JP Morgan & Chase Co.	6/3/2021	USD	6,459,861	NOK	53,741,200	2,877	—
RBC Capital Markets	6/3/2021	USD	12,081,521	NOK	100,508,400	5,285	—
Citigroup Global Markets	6/3/2021	USD	3,834,522	NZD	5,267,200	—	(817)
JP Morgan & Chase Co.	6/3/2021	USD	3,815,011	NZD	5,240,400	—	(813)
RBC Capital Markets	6/3/2021	USD	3,798,642	NZD	5,217,900	—	(820)
Citigroup Global Markets	6/3/2021	USD	44,013,398	SEK	364,967,900	14,610	—
JP Morgan & Chase Co.	6/3/2021	USD	43,188,382	SEK	358,126,700	14,336	—
RBC Capital Markets	6/3/2021	USD	54,525,512	SEK	452,131,000	17,441	—
Citigroup Global Markets	6/3/2021	USD	17,884,023	SGD	23,623,900	—	(4,893)
JP Morgan & Chase Co.	6/3/2021	USD	12,022,105	SGD	15,880,600	—	(3,289)
RBC Capital Markets	6/3/2021	USD	11,926,795	SGD	15,754,700	—	(3,263)
Citigroup Global Markets	7/6/2021	AUD	119,451,442	USD	92,472,737	13,623	—
JP Morgan & Chase Co.	7/6/2021	AUD	10,766,000	USD	8,334,219	1,002	—
JP Morgan & Chase Co.	7/6/2021	AUD	111,520,000	USD	86,333,431	13,499	—
RBC Capital Markets	7/6/2021	AUD	123,941,600	USD	95,949,390	14,755	—
Citigroup Global Markets	7/6/2021	CHF	117,063,400	USD	130,273,816	—	(84,007)
JP Morgan & Chase Co.	7/6/2021	CHF	103,059,500	USD	114,688,067	—	(75,489)
RBC Capital Markets	7/6/2021	CHF	104,440,800	USD	116,227,940	—	(73,785)
RBC Capital Markets	7/6/2021	CHF	12,370,000	USD	13,766,103	—	(8,709)
Citigroup Global Markets	7/6/2021	DKK	185,185,600	USD	30,458,158	—	(8,620)
JP Morgan & Chase Co.	7/6/2021	DKK	193,269,100	USD	31,787,289	—	(9,389)
RBC Capital Markets	7/6/2021	DKK	203,871,200	USD	33,531,613	—	(9,325)
Citigroup Global Markets	7/6/2021	EUR	29,949,000	USD	36,640,745	—	(8,107)
Citigroup Global Markets	7/6/2021	EUR	326,958,700	USD	400,010,428	—	(91,774)
JP Morgan & Chase Co.	7/6/2021	EUR	325,463,800	USD	398,174,040	—	(98,840)
RBC Capital Markets	7/6/2021	EUR	396,551,000	USD	485,151,993	—	(110,912)
Citigroup Global Markets	7/6/2021	GBP	127,302,600	USD	180,965,738	97,846	—
JP Morgan & Chase Co.	7/6/2021	GBP	145,626,100	USD	207,013,326	111,929	—
RBC Capital Markets	7/6/2021	GBP	5,671,000	USD	8,061,514	4,319	—
RBC Capital Markets	7/6/2021	GBP	122,962,000	USD	174,795,647	94,755	—
Citigroup Global Markets	7/6/2021	HKD	344,600,000	USD	44,403,097	630	—
JP Morgan & Chase Co.	7/6/2021	HKD	303,651,300	USD	39,126,515	378	—
RBC Capital Markets	7/6/2021	HKD	316,657,000	USD	40,802,108	158	—
Citigroup Global Markets	7/6/2021	ILS	14,959,300	USD	4,605,838	—	(963)
JP Morgan & Chase Co.	7/6/2021	ILS	11,086,900	USD	3,413,665	—	(609)
RBC Capital Markets	7/6/2021	ILS	14,437,700	USD	4,445,102	—	(1,069)
Citigroup Global Markets	7/6/2021	JPY	32,661,623,300	USD	298,632,296	241,781	—
JP Morgan & Chase Co.	7/6/2021	JPY	35,402,487,000	USD	323,698,230	267,694	—
RBC Capital Markets	7/6/2021	JPY	31,459,058,100	USD	287,638,823	234,720	—
Citigroup Global Markets	7/6/2021	NOK	44,627,400	USD	5,364,708	—	(2,384)
JP Morgan & Chase Co.	7/6/2021	NOK	53,741,200	USD	6,460,172	—	(2,987)
RBC Capital Markets	7/6/2021	NOK	100,508,400	USD	12,082,102	—	(5,491)

See Notes to Financial Statements.	18

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE Hedged Equity ETF (Continued)

May 31, 2021

Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Unrealized Appreciation	Unrealized Depreciation
Citigroup Global Markets	7/6/2021	NZD	5,267,200	USD	3,834,153	$763	$—
JP Morgan & Chase Co.	7/6/2021	NZD	5,240,400	USD	3,814,644	759	—
RBC Capital Markets	7/6/2021	NZD	5,217,900	USD	3,798,271	761	—
Citigroup Global Markets	7/6/2021	SEK	70,803,000	USD	8,540,700	—	(2,924)
Citigroup Global Markets	7/6/2021	SEK	364,967,900	USD	44,024,946	—	(14,833)
JP Morgan & Chase Co.	7/6/2021	SEK	358,126,700	USD	43,199,192	—	(15,076)
RBC Capital Markets	7/6/2021	SEK	452,131,000	USD	54,539,851	—	(17,684)
Citigroup Global Markets	7/6/2021	SGD	23,623,900	USD	17,882,331	4,912	—
JP Morgan & Chase Co.	7/6/2021	SGD	15,880,600	USD	12,020,868	3,202	—
RBC Capital Markets	7/6/2021	SGD	15,754,700	USD	11,925,441	3,050	—

Total unrealized appreciation (depreciation)						$3,670,629	$(45,899,423)

For information on the Fund’s policy and additional disclosures regarding open futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (h)	$3,837,934,661	$—	$—	$3,837,934,661
Preferred Stocks	25,293,924	—	—	25,293,924
Rights (h)	999,064	—	0	999,064
Warrants	167,929	—	—	167,929
Short-Term Investments (h)	141,480,540	—	—	141,480,540
Derivatives (i)
Forward Foreign Currency Contracts	—	3,670,629	—	3,670,629
Futures Contracts	1,594,801	—	—	1,594,801

TOTAL	$4,007,470,919	$3,670,629	$0	$4,011,141,548

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Contracts	$—	$(45,899,423)	$—	$(45,899,423)
Futures Contracts	(11,694)	—	—	(11,694)

TOTAL	$(11,694)	$(45,899,423)	$—	$(45,911,117)

(h)	See Schedule of Investments for additional detailed categorizations.
(i)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

See Notes to Financial Statements.	19

DBX ETF Trust

Statement of Assets and Liabilities

May 31, 2021

Xtrackers MSCI EAFE Hedged Equity ETF
Assets
Investment in non-affiliated securities at value	$3,857,402,153
Investment in affiliated securities at value	6,993,425
Investment in DWS ESG Liquidity Fund	11,370,965
Investment in DWS Government Money Market Series	37,987,992
Investment in DWS Government & Agency Securities Portfolio*	92,121,583
Foreign currency at value	22,578,128
Receivable for return of collateral pledged for forward foreign currency contracts	37,535,221
Unrealized appreciation on forward foreign currency contracts	3,670,629
Deposit with broker for futures contracts	8,075,625
Receivables:
Investment securities sold	2,556,379
Variation margin on futures contracts	1,527,364
Dividends	12,642,110
Interest	601
Securities lending income	123,114
Foreign tax reclaim	7,119,503

Total assets	$4,101,704,792

Liabilities
Due to custodian	$1,861
Payable upon return of securities loaned	92,121,583
Unrealized depreciation on forward foreign currency contracts	45,899,423
Payables:
Investment securities purchased	7,524,991
Investment advisory fees	1,157,364

Total liabilities	146,705,222

Net Assets, at value	$3,954,999,570

Net Assets Consist of
Paid-in capital	$3,703,964,182
Distributable earnings (loss)	251,035,388

Net Assets, at value	$3,954,999,570

Number of Common Shares outstanding	105,350,800

Net Asset Value	$37.54

Investment in non-affiliated securities at cost	$3,177,636,749

Investment in affiliated securities at cost	$15,029,912

Value of securities loaned	$151,477,604

Investment in DWS ESG Liquidity Fund at cost	$11,372,103

Investment in DWS Government Money Market Series at cost	$37,987,992

Investment in DWS Government & Agency Securities Portfolio at cost*	$92,121,583

Non-cash collateral for securities on loan	$68,809,243

Foreign currency at cost	$22,181,896

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	20

DBX ETF Trust

Statement of Operations

For the Year Ended May 31, 2021

Xtrackers MSCI EAFE Hedged Equity ETF
Investment Income
Unaffiliated interest income	$676
Unaffiliated dividend income*	93,552,768
Income distributions from affiliated funds	85,663
Affiliated securities lending income	9,148
Unaffiliated non-cash dividend income	7,174,135
Unaffiliated securities lending income, net of borrower rebates	688,657

Total investment income	101,511,047

Expenses
Investment advisory fees	13,150,027
Other expenses	2,048

Total expenses	13,152,075

Less fees waived (see note 3):
Waiver	(40,221)

Net expenses	13,111,854

Net investment income (loss)	88,399,193

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(90,065,881)
Investments in affiliates	(1,037,693)
In-kind redemptions	68,980,248
In-kind redemptions in affiliates	(2,199,492)
Futures contracts	33,451,686
Foreign currency transactions	4,547,272
Forward foreign currency contracts	(217,305,232)
Payments by Affiliates (see note 6)	926

Net realized gain (loss)	(203,628,166)
Net change in unrealized appreciation (depreciation) on:
Investments	1,119,670,226
Investments in affiliates	6,300,845
Futures contracts	(7,724,490)
Foreign currency translations	566,548
Forward foreign currency contracts	(37,204,364)

Net change in unrealized appreciation (depreciation)	1,081,608,765

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	877,980,599

Net Increase (Decrease) in Net Assets Resulting from Operations	$966,379,792

* Unaffiliated foreign tax withheld	$8,765,678

See Notes to Financial Statements.	21

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers MSCI EAFE Hedged Equity ETF
	Year Ended May 31, 2021	Year Ended May 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$88,399,193	$99,734,732
Net realized gain (loss)	(203,628,166)	(53,828,366)
Net change in net unrealized appreciation (depreciation)	1,081,608,765	(143,224,625)

Net increase (decrease) in net assets resulting from operations	966,379,792	(97,318,259)

Distributions to Shareholders	(95,300,827)	(157,107,983)

Fund Shares Transactions
Proceeds from shares sold	14,993,565	78,850,231
Value of shares redeemed	(761,591,407)	(708,987,904)

Net increase (decrease) in net assets resulting from fund share transactions	(746,597,842)	(630,137,673)

Total net increase (decrease) in Net Assets	124,481,123	(884,563,915)

Net Assets
Beginning of period	3,830,518,447	4,715,082,362

End of period	$3,954,999,570	$3,830,518,447

Changes in Shares Outstanding
Shares outstanding, beginning of period	128,750,800	152,750,800
Shares sold	400,000	2,400,000
Shares redeemed	(23,800,000)	(26,400,000)

Shares outstanding, end of period	105,350,800	128,750,800

See Notes to Financial Statements.	22

DBX ETF Trust

Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$29.75	$30.87		$31.86		$30.68	$26.48

Income (loss) from investment operations:
Net investment income (loss)(a)	0.78	0.66		0.91		0.80	0.74
Net realized and unrealized gain (loss)	7.82	(0.76)		(1.00)		1.33	4.18

Total from investment operations	8.60	(0.10)		(0.09)		2.13	4.92

Less distributions from:
Net investment income	(0.81)	(1.02)		(0.90)		(0.95)	(0.72)

Total distributions	(0.81)	(1.02)		(0.90)		(0.95)	(0.72)

Net Asset Value, end of year	$37.54	$29.75		$30.87		$31.86	$30.68

Total Return (%)	29.41 (b)	(0.56	)(b)	(0.14	)(b)	7.05	19.17

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	3,955	3,831		4,715		6,140	8,638
Ratio of expenses before fee waiver (%)	0.35	0.36		0.36		0.35	0.35
Ratio of expenses after fee waiver (%)	0.35	0.36		0.36		0.35	0.35
Ratio of net investment income (loss) (%)	2.35	2.10		2.93		2.57	2.72
Portfolio turnover rate (%)(c)	8	9		5		10	14

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	23

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2021, the Trust consists of thirty-five investment series of exchange-traded funds (“ETFs”) in operation and trading. These financial statements report on Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), a diversified series of the Trust. The Fund may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Fund and has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees (“Board”).

The Fund offers shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 200,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

The investment objective of the Fund is to track the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).

MSCI is the creator of the MSCI EAFE US Dollar Hedged Index. The MSCI EAFE US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies.

The Underlying Index is rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of the Underlying Index marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

The Fund is entitled to use its Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Fund in connection with the licensing agreement.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation    The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

24

DBX ETF Trust

Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-ended investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders    It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, to investors semi-annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to

25

DBX ETF Trust

Notes to Financial Statements (Continued)

avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the year ended May 31, 2021, the Fund did not incur any interest or penalties.

As of May 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$68,313,916	$(446,439,849)	$629,161,321	$251,035,388

The tax character of dividends and distributions declared for the years ended May 31, 2021 and May 31, 2020 were as follows:

Ordinary Income*
2021	$95,300,827
2020	157,107,983

*	for tax purposes short-term capital gain distributions are considered ordinary income distributions

At May 31, 2021, for Federal income tax purposes, the Fund had capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Short-Term	Long-Term	Total Amount
$79,777,782	$366,662,067	$446,439,849

For the fiscal year ended May 31, 2021, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to recognition of certain foreign currency gain (losses) as ordinary income (loss), passive foreign investment companies (“PFICs”), redemptions-in-kind and partnership investments.

Distributable earnings (loss)	Paid-In Capital
$(60,376,121)	$60,376,121

As of May 31, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$3,375,577,270	$628,372,265	$1,020,633,853	$(392,261,588)

Foreign Taxes    The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in their Statement of

26

DBX ETF Trust

Notes to Financial Statements (Continued)

Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories. Receivables and payables related to foreign taxes as of May 31, 2021, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Fund may lend securities to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of May 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2021

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Common Stocks	$92,121,583	$18,195	$226,983	$68,564,065	$160,930,826

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$160,930,826

Derivatives

Forward Foreign Currency Contracts    The Fund may enter into forward foreign currency contracts (“forward currency contracts”) designed to offset the Fund’s exposure to non-U.S. currencies. In addition, the Fund may enter into forward currency contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders.

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. For the year ended May 31, 2021, the Fund invested in forward currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies.

27

DBX ETF Trust

Notes to Financial Statements (Continued)

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

A summary of the open forward currency contracts as of May 31, 2021 is included in a table following the Fund’s Schedule of Investments. The investment in forward currency contracts short vs. U.S. dollars had a contract value generally indicative of a range of the total exposure the Fund had to the value of non U.S currencies during the year ended May 31, 2021.

Futures Contracts    The Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2021, the Fund utilized futures in order to simulate investment in the Fund’s Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2021 is included in a table following the Fund’s Schedule of Investments.

The following table summarizes the value of the Fund’s derivative instruments held as of May 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives

Equity contracts	Unrealized appreciation on futures contracts*	$1,594,801	Unrealized depreciation on futures contracts*	$11,694

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,670,629	Unrealized depreciation on forward foreign currency contracts	45,899,423

	Total	$5,265,430	Total	$45,911,117

*

Includes cumulative appreciation or cumulative depreciation of futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

28

DBX ETF Trust

Notes to Financial Statements (Continued)

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Fund’s earnings during the year ended May 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
$33,451,686	$(217,305,232)	$(183,853,546)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts	Forward Foreign Currency Contracts — Foreign Exchange Contracts	Total
$(7,724,490)	$(37,204,364)	$(44,928,854)

For the year ended May 31, 2021 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)	Forward Foreign Currency Contracts (Contract Value)
$101,737,610	$(3,638,259,602)

As of May 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. Interest expense from collateral received, if any, is included in Other expenses on the Statement of Operations. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivatives Liabilities
Citigroup Global Markets	$1,226,250	$(1,226,250)	$—	$—	$14,832,263	$(1,226,250)	$(12,095,221)	$1,510,792
JP Morgan & Chase Co.	1,274,972	(1,274,972)	—	—	15,167,581	(1,274,972)	(12,390,000)	$1,502,609
RBC Capital Markets	1,169,407	(1,169,407)	—	—	15,899,579	(1,169,407)	(13,050,000)	$1,680,172

	$3,670,629	$(3,670,629)	$—	$—	$45,899,423	$(3,670,629)	$(37,535,221)	$4,693,573

(a)	The actual collateral received or pledged may be more than amount shown.

Affiliated Cash Management Vehicles    The Fund may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV and DWS ESG Liquidity Fund maintains a floating NAV. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. The Advisor will waive an amount of the unitary advisory fee payable to the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

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DBX ETF Trust

Notes to Financial Statements (Continued)

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor is entitled to receive a unitary advisory fee from the Fund based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to 0.35%.

The Advisor for the Fund has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated cash management vehicles. For the period from June 1, 2020 through May 31, 2021, the Advisor waived $40,221 of expenses to the Fund.

Out of the unitary advisory fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. The Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for the Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Fund’s Independent Trustees).

4. Investment Portfolio Transactions

For the year ended May 31, 2021, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$309,463,738	$571,642,574

For the year ended May 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$—	$739,780,452

5. Fund Share Transactions

As of May 31, 2021, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

30

DBX ETF Trust

Notes to Financial Statements (Continued)

6. Payments by Affiliates

During the year ended May 31, 2021, the Advisor agreed to reimburse the Fund $926 for a loss due to a trade executed incorrectly. The amount compensated was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

7. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

31

DBX ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Xtrackers MSCI EAFE Hedged Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”), (one of the funds constituting DBX ETF Trust (the “Trust”)), including the schedule of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting DBX ETF Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 26, 2021

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DBX ETF Trust

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2021, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

33

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited)

Xtrackers MSCI EAFE Hedged Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 17-18, 2021 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers MSCI EAFE Hedged Equity ETF (the “Fund”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for the Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) the Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 17 and February 18, 2021. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of the Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Fund.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Fund and its shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Fund; (5) the extent to which economies of scale have been realized, and if the Fund’s shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Dechert LLP (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of the Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Fund and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be

34

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Fund’s operations. The Board also considered that in addition to managing the Fund’s portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Fund.

The Board considered the information regarding the Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to the Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for the Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Fund’s service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Fund. The Board also considered the expertise of the Advisor in supervising third party service providers to the Fund, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Fund’s compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared the Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Fund. The Board noted that the Peer Group for the Fund included ETFs that were not currency hedged. The Board also noted that the Fund had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of its Peer Group.

The Board considered, however, the following additional factor in connection with the Fund:

—	The Fund had advisory fees and total expenses that were competitive with other currency-hedged ETFs in its Peer Group.

The Board accordingly noted that the Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for the Fund is a unitary fee pursuant to which the Advisor pays all of the Fund’s costs (subject to certain specified exceptions). The Board considered that the Fund’s fee had been priced to scale when it was established. The Board also considered that the Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Fund. Based on its review, the Board concluded that the advisory fee for the Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Fund and the information provided by the Advisor to the Board regarding the Fund’s profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Fund, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds

35

DBX ETF Trust

Board Considerations in Approval of Investment Advisory Contracts (Unaudited) (Continued)

were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Fund and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Fund.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

36

DBX ETF Trust

Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this shareholder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board.    Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	35	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35	—
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	(Chairman of) Ilex Management Ltd; Old Westbury Funds

37

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016-present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014-2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-present) and the Advisor (2016-present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc.(2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

38

DBX ETF Trust

Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Michelle Goveia-Pine(4) (1970) Interim Anti-Money Laundering Compliance Officer, since July 9, 2020	Anti-Financial Crime & Compliance US (Regional Head), of DWS Investment Management Americas, Inc.; Interim AML Officer, DWS Trust Company (since July 28, 2020); and Interim AML Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since July 10, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020).

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

39

DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (855) 329-3837.

Portfolio Holdings Information

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about the Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount & Premium Information

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its fiscal year ended May 31, 2021.

Qualified Dividend Income*
84%

* The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Gross Foreign Income	Foreign Taxes Paid
$108,616,234	$6,193,460

40

DBX ETF Trust

Privacy Policy Notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax advisor, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.Xtrackers.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

41

DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Stocks may decline in value. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Performance of the Fund may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in the Fund should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Fund. Please read the prospectus for more information.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such Funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2021 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-38753-7 (7/21) DBX004905 (7/22)

May 31, 2021

Annual Report

DBX ETF Trust

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

DBX ETF Trust

To our Shareholders: (Unaudited)

Dear Shareholder,

We are pleased to provide this annual report for six of our ETFs tracking the fixed income and equity dividend markets for the period ended May 31, 2021.

After facing a pandemic induced recession in 2020, the global economy started to recover in 2021 as vaccine rollouts helped governments control the spread of coronavirus and reopen the economies in a phased manner. The U.S. economy grew faster than its global peers, buoyed by large fiscal stimulus and improving health conditions. While the labor market continued to improve during the reporting period, it still needs to make substantial progress to reach pre-pandemic levels. The Eurozone economy continued to lag as higher infection rates and a slow vaccination rollout prevented the economy from reopening. On a positive note, labor markets remained strong, along with robust consumer disposable incomes. The resurgence of the COVID-19 pandemic remained a drag on emerging market economies. However, the reluctance to go for complete lockdowns, along with hopes of progress in vaccination programs, helped emerging markets stay afloat.

On the backdrop of the continued COVID-19-led uncertainty and economic shutdowns imposed by governments, central banks across the globe kept borrowing costs at ultra-low levels and continued with their asset buying programs. During the reporting period, the Federal Reserve Bank (FRB) took an array of actions to limit the economic damage of the pandemic. In addition to bringing the rates down to a range of 0% to 0.25%, it undertook a massive quantitative easing program to support smooth market functioning. Despite some concerns of inflation due to the expansionary monetary policy, the FRB termed it as transitory and reaffirmed its accommodative stance until substantial progress is made towards achieving maximum employment and price stability. Furthermore, President Joe Biden signed the USD1.9tn coronavirus relief package to provide additional aid to the economy. After ending 2020 under 1%, the 10-year U.S. Treasury yield has been rising since the beginning of the current calendar year on the prospect of strong economic growth and increasing concerns about inflation. Given that interest rates are at rock-bottom levels, investors sought out returns in securities, which led to the narrowing of U.S. high yield credit spreads as demand for riskier assets increased.

The Eurozone economy remained on a weak footing as a fresh wave of coronavirus forced countries to impose new lockdowns. All the major economies contracted as region-wide lockdowns hit private consumption. Given this backdrop, the European Central Bank (ECB) reiterated its loose monetary policy stance to support the nineteen euro area economies as they battle the COVID-19 shock. Furthermore, it announced its intention to continue bond purchases until March 2022 as part of its USD2.2tn Pandemic Emergency Purchase Program. In its latest meeting, the Bank of England held its main lending rate at 0.1% and maintained it target asset purchases at USD1.2tn. Elsewhere, the Bank of Japan kept interest rates at ultra-low levels as economy remained under the strain caused by the pandemic.

Renewed waves of infections and new variants of the virus in many countries pose a risk to the broad-based recovery of the world economy. Keeping economic growth on track while not giving inflation any room to expand remains another challenge for nations infused with high liquidity. That said, accelerated vaccinations and continued adaptation of economic activities to overcome pandemic-related restrictions should support economies going forward. In addition, support from policymakers on both fiscal and monetary front should ensure that economic recovery is firmly underway. A revival in the economic cycle and good corporate earnings should further expedite economic recovery.

1

Our team appreciates your trust and looks forward to serving your investment needs through innovative index-driven strategies.

Sincerely,

/s/ Freddi Klassen

Freddi Klassen

President and Chief Executive Officer

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

2

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited)

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR)

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR), seeks to track the performance, before fees and expenses, of the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the ESCR Index). The ESCR index measures the investment grade, fixed-rate, taxable corporate bond market, including USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers, while implementing ESG considerations. For the 12-month period ended May 31, 2021, ESCR returned 1.95%, compared to the ESCR Index return of 2.85%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Financial Institutions, Energy, and Consumer Non-Cyclical.

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB), seeks to track the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the ESEB Index). The index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities, while implementing ESG considerations. For the 12-month period ended May 31, 2021, ESEB returned 9.57%, compared to the ESEB Index return of 9.57%.

From a geographical perspective, majority of the countries contributed positively with greatest contributions coming from Oman, Dominican Republic and Ecuador, while Argentina, Peru and Morocco detracted from performance.

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY), seeks to track the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the ESHY Index). The ESHY Index provides exposure to a USD denominated high yield corporate bond index of developed market issuers while implementing ESG considerations. For the 12-month period ended May 31, 2021, ESHY returned 15.22%, compared to the ESHY Index return of 14.42%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Energy, Consumer Cyclical and Capital Goods.

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

The Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the RVNU Index). The RVNU Index is designed to track returns of the segment of the U.S. long-term tax-exempt bond market that consists of infrastructure revenue bonds. For the 12-month period ended May 31, 2021, RVNU returned 8.50%, compared to the RVNU Index return of 9.12%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Transport and Utility sectors.

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the HDAW Index). The HDAW Index is designed to give investors exposure to equity securities across developed and emerging market countries (excluding the United States), with higher dividend income and quality characteristics than average dividend yields of equities in its parent index (excluding REITs), where such higher dividend income and quality characteristics are both sustainable and persistent. For the 12-month period ended May 31, 2021, HDAW returned 34.36%, compared to the HDAW Index return of 34.37%.

All sectors contributed positively to performance during the reporting period with the greatest contributions coming from Financials, Materials and Industrials. From a geographical perspective, Canada, Great Britain and Germany were the major positive contributors.

3

DBX ETF Trust

Management’s Discussion of Fund Performance (Unaudited) (Continued)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

The Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the HDEF Index). The HDEF Index is designed to give investors exposure to equity securities in developed international stock markets, with higher dividend income and quality characteristics than average dividend yields of equities in its parent index (excluding REITs), where such higher dividend income and quality characteristics are both sustainable and persistent. For the 12-month period ended May 31, 2021, HDEF returned 32.32%, compared to the HDEF Index return of 32.21%.

All sectors contributed positively to performance during the period with the greatest contributions coming from Financials, Materials and Industrials. From a geographical perspective, Great Britain, Germany and Japan were the major positive contributors to the performance.

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.Xtrackers.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 6-17 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

4

This Page is Intentionally Left Blank

5

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR)

The Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg Barclays US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index[2]	Bloomberg Barclays US Corporate Index
One Year	1.95%	1.53%	2.85%	-0.40%
Five Year	1.97%	1.87%	1.05%	3.25%
Since Inception[1]	1.40%	1.36%	0.70%	3.11%

Cumulative Total Returns

	Net Asset Value	Market Value	Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index[2]	Bloomberg Barclays US Corporate Index
One Year	1.95%	1.53%	2.85%	-0.40%
Five Year	10.22%	9.70%	5.36%	17.34%
Since Inception[1]	9.04%	8.84%	4.44%	21.11%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive Investment Grade Bond — Interest Rate Hedged Index to the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index. Returns reflect performance for the Solactive Investment Grade Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers Investment Grade Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.15%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (ESCR) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Sector Diversification* as of May 31, 2021

Financial	32.2%
Consumer, Non-cyclical	17.2%
Technology	10.6%
Communications	8.6%
Utilities	8.1%
Energy	8.1%
Industrial	7.1%
Consumer, Cyclical	5.3%
Basic Materials	2.8%

Total	100.0%

Modified duration to worst as of May 31, 2021: 8.4 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2021

Description	% of Market Value
AAA	1.9%
AA	7.7%
A	46.1%
BBB	44.3%

Total	100.0%

The quality ratings represents the average of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2021

United States	87.7%
Canada	4.3%
Japan	2.2%
Other	5.8%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 19.

7

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB)

The Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG EMBI Global Diversified Sovereign Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	J.P. Morgan ESG EMBI Global Diversified Sovereign Index[2]	J.P. Morgan EMBI Global Diversified Sovereign Index
One Year	9.57%	9.01%	9.57%	10.87%
Five Year	3.37%	3.35%	1.95%	5.25%
Since Inception[1]	3.03%	3.07%	1.83%	5.13%

Cumulative Total Returns

	Net Asset Value	Market Value	J.P. Morgan ESG EMBI Global Diversified Sovereign Index[2]	J.P. Morgan EMBI Global Diversified Sovereign Index
One Year	9.57%	9.01%	9.57%	10.87%
Five Year	18.00%	17.93%	10.12%	29.18%
Since Inception[1]	20.51%	20.80%	11.98%	36.70%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive Emerging Markets Bond — Interest Rate Hedged Index to the J.P. Morgan ESG EMBI Global Diversified Sovereign Index. Returns reflect performance for the Solactive Emerging Markets Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers Emerging Markets Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.35%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (ESEB) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Quality* as of May 31, 2021

Description	% of Market Value
AA	5.2%
A	9.6%
BBB	36.0%
BB	19.6%
B	23.5%
CCC	5.6%
C	0.5%

Total	100.0%

The quality ratings represents the average of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2021

Saudi Arabia	4.7%
Uruguay	4.6%
Brazil	4.4%
Oman	4.3%
Qatar	4.2%
Philippines	4.2%
Indonesia	3.9%
Panama	3.9%
Ukraine	3.6%
Dominican Republic	3.6%
Russia	3.2%
Ghana	3.1%
Mexico	3.1%
United Arab Emirates	3.0%
Turkey	2.9%
Colombia	2.8%
Peru	2.8%
Egypt	2.3%
Bahrain	2.1%
Poland	2.0%
Argentina	2.0%
Ecuador	2.0%
Other	27.3%

Total	100.0%

Modified duration to worst as of May 31, 2021: 8.1 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

* As a percentage of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 29.

9

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY)

The Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the J.P. Morgan ESG DM Corporate High Yield USD Index (the “Underlying Index”). The Underlying Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market expo-sure with ESG aspects. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	J.P. Morgan ESG DM Corporate High Yield USD Index[2]	Baseline JESG DM Corporate HY USD Index
One Year	15.22%	13.75%	14.42%	14.17%
Five Year	5.26%	5.18%	4.17%	7.31%
Since Inception[1]	3.35%	3.32%	2.71%	5.87%

Cumulative Total Returns

	Net Asset Value	Market Value	J.P. Morgan ESG DM Corporate High Yield USD Index[2]	Baseline JESG DM Corporate HY USD Index
One Year	15.22%	13.75%	14.42%	14.17%
Five Year	29.20%	28.72%	22.64%	42.27%
Since Inception[1]	22.88%	22.64%	18.22%	42.85%

1 Total returns are calculated based on the commencement of operations, March 3, 2015 (“Inception”).

2 On May 12, 2020, the Fund changed its Underlying Index from Solactive High Yield Corporate Bond — Interest Rate Hedged Index to the J.P. Morgan ESG DM Corporate High Yield USD Index. Returns reflect performance for the Solactive High Yield Corporate Bond — Interest Rate Hedged Index through May 11, 2020.

Prior to May 12, 2020, the Fund was known as Xtrackers High Yield Corporate Bond — Interest Rate Hedged ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (ESHY) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, March 3, 2015.

Sector Diversification* as of May 31, 2021

Consumer, Cyclical	19.9%
Consumer, Non-cyclical	16.5%
Communications	15.5%
Energy	13.4%
Financial	11.8%
Industrial	10.8%
Basic Materials	5.9%
Technology	4.8%
Utilities	1.3%
Diversified	0.1%

Total	100.0%

Modified duration to worst as of May 31, 2021: 3.5 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2021

Description	% of Market Value
BBB	0.9%
BB	57.9%
B	28.0%
CCC	13.1%
CC	0.1%

Total	100.0%

The quality ratings represents the average of Moody’s Investor Services, Inc. (“Moody’s”), S&P Global Ratings (S&P) or Fitch Ratings Inc. (Fitch) credit ratings. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Country Diversification* as of May 31, 2021

United States	88.6%
Canada	3.9%
Other	7.5%

Total	100.0%

* As a percentage of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 34.

11

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”). The Underlying Index is designed to track the performance of the U.S. long-term tax exempt bond market, consisting of infrastructure revenue bonds. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index	S&P Municipal Bond Revenue Index
One Year	8.50%	8.60%	9.12%	6.26%
Five Year	4.23%	4.15%	4.67%	3.88%
Since Inception[1]	4.91%	4.93%	5.22%	4.19%

Cumulative Total Returns

	Net Asset Value	Market Value	Solactive Municipal Infrastructure Revenue Bond Index	S&P Municipal Bond Revenue Index
One Year	8.50%	8.60%	9.12%	6.26%
Five Year	23.03%	22.52%	25.61%	20.96%
Since Inception[1]	46.70%	46.97%	50.22%	38.81%

1 Total returns are calculated based on the commencement of operations, June 4, 2013 (“Inception”).

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.15%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, June 4, 2013.

Sector Diversification* as of May 31, 2021

Transportation	35.2%
Airport	26.9%
Water	19.3%
Power	8.7%
General	6.2%
Development	2.3%
Utilities	1.4%

Total	100.0%

Modified duration to worst as of May 31, 2021: 6.4 years

Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, assuming worst case scenario.

Quality* as of May 31, 2021

Description	% of Market Value
AAA	5.7%
AA	49.6%
A	43.6%
BBB	1.1%

Total	100.0%

The quality ratings represents the higher of Moody’s Investor Services, Inc. (“Moody’s”) or S&P Global Ratings (S&P) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner and is measured on a scale that ranges from AAA (highest) to D (lowest). Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

* As a percent of total investments.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 47.

13

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW)

The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield Index	MSCI ACWI ex US Index
One Year	34.36%	34.17%	34.37%	42.62%
Five Year	7.33%	7.30%	7.49%	10.86%
Since Inception[1]	5.03%	5.05%	5.19%	7.81%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI ACWI ex USA High Dividend Yield Index	MSCI ACWI ex US Index
One Year	34.36%	34.17%	34.37%	42.62%
Five Year	42.44%	42.26%	43.47%	67.42%
Since Inception[1]	32.94%	33.10%	34.13%	54.75%

1 Total returns are calculated based on the commencement of operations, August 12, 2015 (“Inception”).

Prior to February 13, 2018, the Fund was known as Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

14

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (HDAW) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 12, 2015.

Sector Diversification* as of May 31, 2021

Financials	22.4%
Materials	16.5%
Health Care	14.7%
Consumer Staples	10.9%
Utilities	8.3%
Communication Services	7.6%
Industrials	6.6%
Real Estate	3.5%
Consumer Discretionary	3.4%
Information Technology	3.1%
Energy	3.0%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (28.7% of Net Assets)

Description	% of Net Assets
Roche Holding AG (Switzerland)	5.1%
Novartis AG (Switzerland)	4.2%
Unilever PLC (United Kingdom)	3.4%
Siemens AG (Germany)	2.7%
Sanofi (France)	2.6%
BHP Group Ltd. (Australia)	2.3%
Allianz SE (Germany)	2.3%
Rio Tinto PLC (United Kingdom)	2.1%
GlaxoSmithKline PLC (United Kingdom)	2.1%
Vale SA (Brazil)	1.9%

Country Diversification* as of May 31, 2021

United Kingdom	15.3%
Switzerland	13.5%
Japan	9.8%
Australia	7.1%
China	6.3%
Canada	5.9%
Germany	5.4%
Taiwan	4.9%
Hong Kong	4.2%
France	3.8%
Brazil	3.0%
Italy	2.7%
Spain	2.4%
Other	15.7%

Total	100.0%

* As a percent of total investments excluding exchange-traded funds and securities lending collateral.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 54.

15

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

The Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”). The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. It is not possible to invest directly into an index.

Performance as of May 31, 2021

Average Annual Total Return

	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield Index	MSCI EAFE Index
One Year	32.32%	31.65%	32.21%	38.85%
Five Year	6.98%	6.95%	7.11%	9.84%
Since Inception[1]	5.03%	5.04%	5.18%	6.81%

Cumulative Total Returns

	Net Asset Value	Market Value	MSCI EAFE High Dividend Yield Index	MSCI EAFE Index
One Year	32.32%	31.65%	32.21%	38.85%
Five Year	40.12%	39.96%	40.97%	59.90%
Since Inception[1]	33.00%	33.04%	34.10%	46.64%

1 Total returns are calculated based on the commencement of operations, August 12, 2015 (“Inception”).

Prior to February 13, 2018, the Fund was known as Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF and had a different investment strategy. Past performance may have been different if the Fund’s current investment strategy had been in effect.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.Xtrackers.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. Performance for certain funds may reflect a waiver of a portion of the unitary advisory fee. Without such waiver, performance would have been lower. The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated October 1, 2020, was 0.20%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

16

DBX ETF Trust

Performance Summary (Unaudited)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF) (Continued)

Growth of an Assumed $10,000 Investment

1 Based on Net Asset Value from commencement of operations, August 12, 2015.

Sector Diversification* as of May 31, 2021

Health Care	18.2%
Financials	17.9%
Consumer Staples	14.6%
Materials	13.4%
Utilities	10.9%
Industrials	8.8%
Communication Services	8.6%
Consumer Discretionary	4.0%
Real Estate	2.9%
Information Technology	0.4%
Energy	0.3%

Total	100.0%

Ten Largest Equity Holdings as of May 31, 2021 (41.5% of Net Assets)

Description	% of Net Assets
Roche Holding AG (Switzerland)	5.1%
Unilever PLC (United Kingdom)	4.9%
Novartis AG (Switzerland)	4.9%
Siemens AG (Germany)	4.5%
Sanofi (France)	4.3%
BHP Group Ltd. (Australia)	3.9%
Allianz SE (Germany)	3.9%
Rio Tinto PLC (United Kingdom)	3.5%
GlaxoSmithKline PLC (United Kingdom)	3.5%
British American Tobacco PLC (United Kingdom)	3.0%

Country Diversification* as of May 31, 2021

United Kingdom	22.7%
Japan	15.9%
Switzerland	15.3%
Australia	9.6%
Germany	9.0%
France	6.4%
Hong Kong	4.6%
Italy	4.6%
Spain	3.7%
Singapore	2.5%
Other	5.7%

Total	100.0%

* As a percent of total investments excluding securities lending collateral and cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 60.

17

DBX ETF Trust

Fees and Expenses (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including unitary advisory fees and other Fund expenses. In the most recent six-month period the Funds, except for Xtrackers Municipal Infrastructure Revenue Bond ETF, limited these expenses; had they not done so, expenses would have been higher. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples in the tables are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF
Actual	$1,000.00	$968.70	0.15%	$0.74
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Actual	$1,000.00	$1,000.00	0.35%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	0.35%	$1.77
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Actual	$1,000.00	$1,044.80	0.20%	$1.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers Municipal Infrastructure Revenue Bond ETF
Actual	$1,000.00	$1,026.40	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	0.15%	$0.76
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Actual	$1,000.00	$1,164.20	0.20%	$1.08
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Actual	$1,000.00	$1,137.00	0.20%	$1.07
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01

(1) Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

18

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF

May 31, 2021

	Principal Amount	Value
CORPORATE BONDS — 98.8%
Basic Materials — 2.7%
Chemicals — 1.9%
Dow Chemical Co. 7.375%, 11/1/29	$20,000	$27,500
2.10%, 11/15/30	10,000	9,775
DuPont de Nemours, Inc. 4.205%, 11/15/23	10,000	10,879
5.419%, 11/15/48	10,000	13,367
Ecolab, Inc., 2.70%, 11/1/26	15,000	16,136
Linde, Inc., 2.00%, 8/10/50	5,000	4,110
LYB International Finance III LLC, 3.375%, 5/1/30	17,000	18,313
LyondellBasell Industries NV, 4.625%, 2/26/55	10,000	11,554
Nutrien Ltd. 3.15%, 10/1/22	10,000	10,295
5.00%, 4/1/49	10,000	12,793
Sherwin-Williams Co., 4.50%, 6/1/47	13,000	15,676

(Cost $141,853)		150,398

Forest Products & Paper — 0.2%
International Paper Co., 4.80%, 6/15/44
(Cost $10,836)	10,000	12,359

Iron/Steel — 0.3%
Nucor Corp., 3.95%, 5/1/28	20,000	22,691
Steel Dynamics, Inc., 2.80%, 12/15/24	2,000	2,125

(Cost $23,250)		24,816

Mining — 0.3%
Newmont Corp. 2.25%, 10/1/30	10,000	9,901
4.875%, 3/15/42	5,000	6,185
Teck Resources Ltd., 3.90%, 7/15/30 (a)	5,000	5,356

(Cost $20,160)		21,442

Communications — 8.5%
Advertising — 0.1%
Omnicom Group, Inc., 2.45%, 4/30/30 (a)
(Cost $6,201)	6,000	5,995

Internet — 1.8%
Alphabet, Inc. 1.998%, 8/15/26	25,000	26,280
2.25%, 8/15/60	5,000	4,219
Amazon.com, Inc. 5.20%, 12/3/25	15,000	17,766
1.00%, 5/12/26	10,000	10,000
1.50%, 6/3/30	19,000	18,382

	Principal Amount	Value
Internet (Continued)
2.10%, 5/12/31	$10,000	$10,036
4.25%, 8/22/57	18,000	21,927
3.25%, 5/12/61	10,000	10,094
Booking Holdings, Inc., 3.60%, 6/1/26	8,000	8,863
eBay, Inc., 4.00%, 7/15/42	9,000	9,637

(Cost $141,441)		137,204

Media — 2.0%
Discovery Communications LLC 3.45%, 3/15/25	10,000	10,766
5.20%, 9/20/47	10,000	11,791
144A, 4.00%, 9/15/55	6,000	6,006
TWDC Enterprises 18 Corp.,MTN, 2.95%, 6/15/27 (a)	15,000	16,430
ViacomCBS, Inc. 4.95%, 1/15/31	16,000	18,973
4.95%, 5/19/50	10,000	11,943
Walt Disney Co. 1.75%, 8/30/24	25,000	25,912
3.70%, 3/23/27	15,000	16,902
2.75%, 9/1/49	3,000	2,810
4.70%, 3/23/50	15,000	18,965
3.60%, 1/13/51	5,000	5,399
3.80%, 5/13/60	5,000	5,537

(Cost $145,690)		151,434

Telecommunications — 4.6%
Cisco Systems, Inc. 2.20%, 9/20/23	5,000	5,210
5.50%, 1/15/40	10,000	13,754
Corning, Inc. 5.35%, 11/15/48	7,000	9,193
4.375%, 11/15/57	3,000	3,395
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	10,000	14,831
Motorola Solutions, Inc., 2.30%, 11/15/30	10,000	9,700
Orange SA, 5.50%, 2/6/44	6,000	8,156
Rogers Communications, Inc. 4.10%, 10/1/23	10,000	10,746
4.50%, 3/15/43	10,000	11,303
4.30%, 2/15/48	2,000	2,231
Telefonica Europe BV, 8.25%, 9/15/30	30,000	43,186
TELUS Corp., 3.70%, 9/15/27	10,000	11,230
Verizon Communications, Inc. 3.376%, 2/15/25	5,000	5,451
4.016%, 12/3/29	17,000	19,265
2.55%, 3/21/31	18,000	18,146
4.40%, 11/1/34	25,000	29,346
4.272%, 1/15/36	17,000	19,741
4.812%, 3/15/39	20,000	24,570
5.012%, 4/15/49	5,000	6,360

See Notes to Financial Statements.	19

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Telecommunications (Continued)
3.55%, 3/22/51	$5,000	$5,110
5.012%, 8/21/54	5,000	6,500
4.672%, 3/15/55	27,000	33,507
2.987%, 10/30/56	15,000	13,491
Vodafone Group PLC 4.375%, 2/19/43	20,000	22,679
5.25%, 5/30/48	6,000	7,620

(Cost $330,204)		354,721

Consumer, Cyclical — 5.3%
Apparel — 0.3%
NIKE, Inc. 2.375%, 11/1/26	5,000	5,333
3.625%, 5/1/43	15,000	16,828
VF Corp., 2.40%, 4/23/25	5,000	5,265

(Cost $26,123)		27,426

Auto Manufacturers — 1.3%
American Honda Finance Corp.,MTN, 2.15%, 9/10/24	35,000	36,748
Cummins, Inc., 1.50%, 9/1/30	8,000	7,610
PACCAR Financial Corp.,MTN, 1.90%, 2/7/23	5,000	5,139
Toyota Motor Credit Corp.
MTN, 2.90%, 3/30/23	13,000	13,633
GMTN, 3.45%, 9/20/23	10,000	10,714
3.65%, 1/8/29	22,000	24,779

(Cost $95,987)		98,623

Home Builders — 0.3%
D.R. Horton, Inc., 5.75%, 8/15/23	15,000	16,501
NVR, Inc., 3.00%, 5/15/30	5,000	5,231

(Cost $21,892)		21,732

Office Furnishings — 0.1%
Steelcase, Inc., 5.125%, 1/18/29
(Cost $5,349)	5,000	5,834

Retail — 3.2%
Costco Wholesale Corp., 1.75%, 4/20/32	10,000	9,688
Darden Restaurants, Inc., 3.85%, 5/1/27	5,000	5,548
Home Depot, Inc. 3.00%, 4/1/26	20,000	21,856
2.70%, 4/15/30	28,000	29,588
3.90%, 6/15/47	2,000	2,289
4.50%, 12/6/48	5,000	6,281
3.50%, 9/15/56	10,000	10,818
Lowe’s Cos., Inc. 3.65%, 4/5/29	30,000	33,213
4.375%, 9/15/45	6,000	6,996
4.55%, 4/5/49	4,000	4,833

	Principal Amount	Value
Retail (Continued)
McDonald’s Corp.
MTN, 1.45%, 9/1/25	$10,000	$10,233
MTN, 2.125%, 3/1/30	25,000	24,977
MTN, 3.625%, 9/1/49	10,000	10,585
Starbucks Corp. 4.00%, 11/15/28	13,000	14,787
4.50%, 11/15/48	5,000	5,948
3.50%, 11/15/50	5,000	5,110
Target Corp. 2.50%, 4/15/26	15,000	16,147
4.00%, 7/1/42	6,000	7,273
TJX Cos., Inc., 2.25%, 9/15/26	8,000	8,462
Walgreens Boots Alliance, Inc., 4.10%, 4/15/50	10,000	10,530

(Cost $235,355)		245,162

Toys/Games/Hobbies — 0.1%
Hasbro, Inc., 3.90%, 11/19/29
(Cost $6,075)	6,000	6,596

Consumer, Non-cyclical — 17.0%
Agriculture — 0.2%
Archer-Daniels-Midland Co., 4.50%, 3/15/49
(Cost $16,406)	13,000	16,815

Beverages — 1.8%
Coca-Cola Co. 3.45%, 3/25/30	30,000	33,477
4.20%, 3/25/50	10,000	12,103
Keurig Dr Pepper, Inc. 2.55%, 9/15/26	30,000	31,990
4.597%, 5/25/28	10,000	11,672
PepsiCo, Inc. 2.75%, 3/19/30	21,000	22,429
4.45%, 4/14/46	6,000	7,446
4.00%, 5/2/47	10,000	11,684
3.625%, 3/19/50	5,000	5,602

(Cost $133,324)		136,403

Biotechnology — 1.7%
Amgen, Inc. 3.625%, 5/22/24	10,000	10,852
4.40%, 5/1/45	25,000	29,285
3.375%, 2/21/50	5,000	5,070
4.663%, 6/15/51	4,000	4,948
Baxalta, Inc., 5.25%, 6/23/45	12,000	15,594
Biogen, Inc. 4.05%, 9/15/25	10,000	11,166
144A, 3.25%, 2/15/51	7,000	6,643
Gilead Sciences, Inc. 2.95%, 3/1/27	15,000	16,203
1.65%, 10/1/30 (a)	2,000	1,899
4.00%, 9/1/36	15,000	17,024
4.75%, 3/1/46	5,000	6,119
4.15%, 3/1/47	6,000	6,780

(Cost $127,178)		131,583

See Notes to Financial Statements.	20

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Commercial Services — 0.4%
Moody’s Corp., 5.25%, 7/15/44	$6,000	$7,876
PayPal Holdings, Inc. 2.85%, 10/1/29	5,000	5,316
3.25%, 6/1/50	10,000	10,233
RELX Capital, Inc., 4.00%, 3/18/29	5,000	5,620
S&P Global, Inc., 2.30%, 8/15/60	5,000	4,099

(Cost $33,903)		33,144

Cosmetics/Personal Care — 0.6%
Colgate-Palmolive Co.,MTN, 4.00%, 8/15/45	5,000	6,102
Estee Lauder Cos., Inc., 2.00%, 12/1/24	20,000	21,082
Procter & Gamble Co. 2.85%, 8/11/27	11,000	12,072
3.60%, 3/25/50 (a)	5,000	5,860

(Cost $43,574)		45,116

Food — 2.0%
Campbell Soup Co., 4.15%, 3/15/28	5,000	5,669
Conagra Brands, Inc. 4.30%, 5/1/24	30,000	33,161
5.40%, 11/1/48	5,000	6,478
General Mills, Inc. 3.20%, 2/10/27	6,000	6,576
144A, 3.00%, 2/1/51 (a)	10,000	9,713
Kellogg Co., 2.10%, 6/1/30	5,000	4,954
Kroger Co. 4.50%, 1/15/29 (a)	18,000	21,073
4.45%, 2/1/47	3,000	3,438
3.95%, 1/15/50 (a)	3,000	3,278
McCormick & Co., Inc., 3.40%, 8/15/27	5,000	5,520
Mondelez International, Inc., 2.75%, 4/13/30	10,000	10,385
Sysco Corp. 3.75%, 10/1/25	5,000	5,533
3.25%, 7/15/27	17,000	18,534
6.60%, 4/1/50	10,000	15,143

(Cost $139,187)		149,455

Healthcare-Products — 0.1%
Thermo Fisher Scientific, Inc. 4.497%, 3/25/30	3,000	3,540
4.10%, 8/15/47	5,000	5,837

(Cost $10,104)		9,377

Healthcare-Services — 1.4%
Aetna, Inc., 3.875%, 8/15/47	5,000	5,399
Anthem, Inc. 2.25%, 5/15/30	10,000	9,966
3.125%, 5/15/50	15,000	14,692

	Principal Amount	Value
Healthcare-Services (Continued)
HCA, Inc. 4.75%, 5/1/23	$15,000	$16,173
4.125%, 6/15/29	2,000	2,245
5.50%, 6/15/47	7,000	8,841
5.25%, 6/15/49	3,000	3,722
Humana, Inc., 3.125%, 8/15/29	23,000	24,464
Laboratory Corp. of America Holdings, 3.60%, 2/1/25	10,000	10,879
Quest Diagnostics, Inc. 2.95%, 6/30/30	5,000	5,229
2.80%, 6/30/31	5,000	5,169

(Cost $102,615)		106,779

Household Products/Wares — 0.3%
Clorox Co., 3.50%, 12/15/24	15,000	16,443
Kimberly-Clark Corp., 2.875%, 2/7/50	10,000	9,942

(Cost $26,267)		26,385

Pharmaceuticals — 8.5%
AbbVie, Inc. 3.80%, 3/15/25	20,000	21,978
3.60%, 5/14/25	25,000	27,367
4.25%, 11/14/28	30,000	34,689
4.70%, 5/14/45	25,000	30,222
4.875%, 11/14/48	3,000	3,767
4.25%, 11/21/49	8,000	9,250
AmerisourceBergen Corp., 4.30%, 12/15/47	6,000	6,920
AstraZeneca PLC 1.375%, 8/6/30	5,000	4,694
6.45%, 9/15/37	10,000	14,610
4.375%, 11/16/45	7,000	8,451
Becton Dickinson and Co., 4.669%, 6/6/47	10,000	12,042
Bristol-Myers Squibb Co. 2.60%, 5/16/22	25,000	25,589
3.40%, 7/26/29	22,000	24,427
4.25%, 10/26/49	23,000	27,810
Cardinal Health, Inc., 3.41%, 6/15/27 (a)	20,000	21,920
Cigna Corp. 3.75%, 7/15/23	6,000	6,410
4.375%, 10/15/28	35,000	40,452
4.80%, 7/15/46	10,000	12,278
4.90%, 12/15/48	4,000	5,007
CVS Health Corp. 3.875%, 7/20/25	40,000	44,369
4.30%, 3/25/28	3,000	3,441
3.25%, 8/15/29	19,000	20,483
4.78%, 3/25/38	10,000	11,968
5.125%, 7/20/45	20,000	25,132
5.05%, 3/25/48	8,000	9,949

See Notes to Financial Statements.	21

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Pharmaceuticals (Continued)
Eli Lilly & Co. 3.95%, 3/15/49	$5,000	$5,839
2.25%, 5/15/50	10,000	8,664
GlaxoSmithKline Capital PLC, 3.375%, 6/1/29 (a)	15,000	16,529
GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	10,000	10,458
3.875%, 5/15/28	5,000	5,695
Johnson & Johnson 2.05%, 3/1/23	20,000	20,595
5.95%, 8/15/37	10,000	14,412
3.70%, 3/1/46	15,000	17,289
3.50%, 1/15/48	5,000	5,613
Merck & Co., Inc. 2.80%, 5/18/23	20,000	20,997
4.15%, 5/18/43	5,000	5,980
3.70%, 2/10/45	10,000	11,205
4.00%, 3/7/49	3,000	3,539
Novartis Capital Corp., 2.75%, 8/14/50	13,000	12,599
Sanofi, 3.625%, 6/19/28	5,000	5,661
Shire Acquisitions Investments Ireland DAC, 2.875%, 9/23/23	20,000	21,017
Zoetis, Inc. 4.70%, 2/1/43	5,000	6,219
4.45%, 8/20/48	3,000	3,689

(Cost $621,689)		649,225

Energy — 8.0%
Oil & Gas — 4.4%
BP Capital Markets America, Inc. 3.017%, 1/16/27	30,000	32,453
4.234%, 11/6/28	5,000	5,754
3.00%, 2/24/50	6,000	5,612
BP Capital Markets PLC, 3.279%, 9/19/27	8,000	8,786
Cenovus Energy, Inc. 4.25%, 4/15/27	10,000	11,115
4.40%, 4/15/29	10,000	11,152
Chevron Corp. 1.141%, 5/11/23	5,000	5,087
1.554%, 5/11/25	10,000	10,308
2.954%, 5/16/26	9,000	9,790
2.236%, 5/11/30	5,000	5,097
3.078%, 5/11/50	4,000	4,004
Chevron USA, Inc. 5.05%, 11/15/44	2,000	2,608
4.95%, 8/15/47	4,000	5,222
ConocoPhillips, 144A, 4.85%, 8/15/48	3,000	3,821
ConocoPhillips Co. 4.30%, 11/15/44	7,000	8,213
5.95%, 3/15/46	10,000	14,440
Devon Energy Corp., 5.85%, 12/15/25	15,000	17,764
Exxon Mobil Corp. 2.709%, 3/6/25	8,000	8,559
2.44%, 8/16/29	3,000	3,111

	Principal Amount	Value
Oil & Gas (Continued)
2.61%, 10/15/30	$30,000	$31,158
3.567%, 3/6/45	5,000	5,285
3.095%, 8/16/49	5,000	4,917
4.327%, 3/19/50	7,000	8,365
Hess Corp. 3.50%, 7/15/24	10,000	10,661
5.80%, 4/1/47	5,000	6,281
Marathon Oil Corp., 4.40%, 7/15/27 (a)	5,000	5,631
Marathon Petroleum Corp., 4.50%, 4/1/48	10,000	11,039
Phillips 66 5.875%, 5/1/42	8,000	10,682
4.875%, 11/15/44	3,000	3,620
Suncor Energy, Inc. 6.50%, 6/15/38	10,000	13,769
4.00%, 11/15/47	4,000	4,290
Total Capital International SA 3.70%, 1/15/24	10,000	10,844
3.455%, 2/19/29	10,000	11,042
3.127%, 5/29/50	5,000	4,889
Valero Energy Corp. 2.85%, 4/15/25	5,000	5,313
3.40%, 9/15/26	15,000	16,194
2.15%, 9/15/27	4,000	4,036

(Cost $324,373)		340,912

Oil & Gas Services — 0.6%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	8,000	8,707
Halliburton Co. 3.80%, 11/15/25	1,000	1,109
2.92%, 3/1/30 (a)	25,000	25,591
NOV, Inc., 3.95%, 12/1/42	2,000	1,941
Schlumberger Investment SA, 3.65%, 12/1/23	5,000	5,361

(Cost $36,183)		42,709

Pipelines — 3.0%
Boardwalk Pipelines LP, 3.40%, 2/15/31	5,000	5,214
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	10,000	11,620
Enbridge, Inc., 3.70%, 7/15/27	25,000	27,607
Kinder Morgan, Inc. 3.15%, 1/15/23	15,000	15,637
2.00%, 2/15/31	20,000	18,978
3.25%, 8/1/50 (a)	23,000	21,179
ONEOK, Inc. 2.75%, 9/1/24	20,000	21,153
4.35%, 3/15/29	10,000	11,192
5.20%, 7/15/48	5,000	5,882
Sabine Pass Liquefaction LLC 5.00%, 3/15/27	10,000	11,586
4.50%, 5/15/30	10,000	11,367

See Notes to Financial Statements.	22

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Pipelines (Continued)
TransCanada Pipelines Ltd. 4.10%, 4/15/30	$8,000	$9,100
7.625%, 1/15/39	13,000	19,769
4.875%, 5/15/48	3,000	3,675
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48	10,000	11,699
Williams Cos., Inc. 4.00%, 9/15/25	10,000	11,134
2.60%, 3/15/31	12,000	11,985

(Cost $219,534)		228,777

Financial — 31.8%
Banks — 21.2%
Bank of America Corp.
GMTN, 2.816%, 7/21/23	30,000	30,835
MTN, 1.898%, 7/23/31	15,000	14,376
Series N, 2.651%, 3/11/32	10,000	10,128
MTN, 4.33%, 3/15/50	8,000	9,450
MTN, 4.083%, 3/20/51	10,000	11,438
MTN, 2.831%, 10/24/51	10,000	9,484
Bank of New York Mellon Corp.
MTN, 2.20%, 8/16/23	5,000	5,196
MTN, 3.95%, 11/18/25	30,000	33,864
MTN, 3.30%, 8/23/29	10,000	10,954
Bank of Nova Scotia 3.40%, 2/11/24	30,000	32,326
4.50%, 12/16/25	10,000	11,406
Canadian Imperial Bank of Commerce, 2.606%, 7/22/23	25,000	25,643
Citigroup, Inc. 3.875%, 10/25/23	5,000	5,427
3.875%, 3/26/25	10,000	11,041
3.30%, 4/27/25	10,000	10,928
4.40%, 6/10/25	10,000	11,236
4.45%, 9/29/27	35,000	40,090
4.125%, 7/25/28	20,000	22,547
2.976%, 11/5/30	5,000	5,247
2.666%, 1/29/31	30,000	30,665
4.75%, 5/18/46	10,000	12,249
4.65%, 7/23/48	30,000	37,805
Cooperatieve Rabobank UA, 5.25%, 5/24/41	10,000	13,299
Credit Suisse Group AG, 4.55%, 4/17/26	15,000	17,006
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	35,000	36,509
Deutsche Bank AG, 3.70%, 5/30/24 (b)	10,000	10,805
Goldman Sachs Group, Inc. 3.625%, 1/22/23	40,000	42,161
4.00%, 3/3/24	15,000	16,406
MTN, 3.85%, 7/8/24	10,000	10,885
3.50%, 1/23/25	10,000	10,864
3.50%, 11/16/26	20,000	21,898
3.80%, 3/15/30	10,000	11,170
6.25%, 2/1/41	20,000	28,863

	Principal Amount	Value
Banks (Continued)
MTN, 4.80%, 7/8/44	$5,000	$6,304
5.15%, 5/22/45	5,000	6,549
4.75%, 10/21/45	10,000	12,682
HSBC Holdings PLC, 6.10%, 1/14/42	20,000	28,372
HSBC USA, Inc., 3.50%, 6/23/24	100,000	108,727
ING Groep NV, 3.95%, 3/29/27	10,000	11,271
JPMorgan Chase & Co. 3.20%, 1/25/23	15,000	15,735
4.023%, 12/5/24	30,000	32,528
2.083%, 4/22/26	40,000	41,572
2.739%, 10/15/30	10,000	10,380
2.522%, 4/22/31	30,000	30,519
2.956%, 5/13/31	30,000	31,126
3.964%, 11/15/48	20,000	22,568
3.109%, 4/22/51	25,000	24,700
KeyCorp,MTN, 4.10%, 4/30/28	5,000	5,735
M&T Bank Corp., 3.55%, 7/26/23	25,000	26,684
Mitsubishi UFJ Financial Group, Inc. 3.287%, 7/25/27	20,000	22,086
4.05%, 9/11/28	32,000	36,490
3.741%, 3/7/29	5,000	5,586
Morgan Stanley Series F, 3.875%, 4/29/24	15,000	16,390
GMTN, 3.70%, 10/23/24	5,000	5,495
MTN, 2.72%, 7/22/25	5,000	5,305
MTN, 3.125%, 7/27/26	5,000	5,447
GMTN, 4.35%, 9/8/26	5,000	5,699
GMTN, 2.699%, 1/22/31	40,000	41,356
4.30%, 1/27/45	5,000	5,966
4.375%, 1/22/47	15,000	18,202
GMTN, 5.597%, 3/24/51	15,000	21,535
PNC Financial Services Group, Inc. 3.90%, 4/29/24	20,000	21,870
2.20%, 11/1/24	30,000	31,745
3.45%, 4/23/29	5,000	5,548
Royal Bank of Canada,GMTN, 2.25%, 11/1/24	30,000	31,615
Santander Holdings USA, Inc., 4.40%, 7/13/27	10,000	11,247
Santander UK PLC, 4.00%, 3/13/24	10,000	10,956
State Street Corp. 3.10%, 5/15/23	10,000	10,557
3.152%, 3/30/31	15,000	16,181
Sumitomo Mitsui Financial Group, Inc. 3.784%, 3/9/26 (a)	5,000	5,582
2.632%, 7/14/26	5,000	5,316
3.364%, 7/12/27	75,000	82,488
Toronto-Dominion Bank
MTN, 1.90%, 12/1/22	25,000	25,641
GMTN, 3.50%, 7/19/23	10,000	10,691

See Notes to Financial Statements.	23

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Banks (Continued)
Truist Bank 3.00%, 2/2/23	$25,000	$26,103
3.20%, 4/1/24	5,000	5,380
Truist Financial Corp.
MTN, 3.05%, 6/20/22	25,000	25,692
MTN, 3.70%, 6/5/25	15,000	16,609
MTN, 1.95%, 6/5/30	10,000	9,887
Westpac Banking Corp. 2.50%, 6/28/22	45,000	46,139
3.35%, 3/8/27	15,000	16,666

(Cost $1,565,771)		1,633,123

Diversified Financial Services — 3.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.875%, 8/14/24	20,000	20,868
Ally Financial, Inc., 4.625%, 3/30/25	40,000	45,064
American Express Co. 3.40%, 2/27/23	25,000	26,285
4.05%, 12/3/42	10,000	11,608
BlackRock, Inc., 3.20%, 3/15/27	15,000	16,699
Charles Schwab Corp., 4.625%, 3/22/30	10,000	12,011
CME Group, Inc. 3.75%, 6/15/28	15,000	17,022
5.30%, 9/15/43	5,000	7,016
Intercontinental Exchange, Inc. 4.00%, 10/15/23	15,000	16,244
3.00%, 9/15/60	10,000	9,185
Mastercard, Inc. 2.00%, 3/3/25	14,000	14,695
3.80%, 11/21/46	8,000	9,130
Nasdaq, Inc., 1.65%, 1/15/31	8,000	7,482
Nomura Holdings, Inc., 2.679%, 7/16/30	10,000	9,992
Visa, Inc. 2.80%, 12/14/22	10,000	10,356
3.15%, 12/14/25	5,000	5,489
2.75%, 9/15/27	5,000	5,418
4.15%, 12/14/35	13,000	15,646
3.65%, 9/15/47	8,000	9,040

(Cost $263,428)		269,250

Insurance — 3.2%
Aflac, Inc., 3.60%, 4/1/30	5,000	5,569
Allstate Corp., 4.20%, 12/15/46	13,000	15,523
American International Group, Inc. 2.50%, 6/30/25	20,000	21,199
4.375%, 1/15/55	7,000	8,065
Arch Capital Group Ltd., 3.635%, 6/30/50	5,000	5,226

	Principal Amount	Value
Insurance (Continued)
Chubb INA Holdings, Inc. 3.35%, 5/3/26	$20,000	$22,034
4.35%, 11/3/45	5,000	6,136
Equitable Holdings, Inc., 4.35%, 4/20/28	10,000	11,352
Lincoln National Corp., 3.35%, 3/9/25	28,000	30,470
Manulife Financial Corp., 4.15%, 3/4/26	10,000	11,335
Marsh & McLennan Cos., Inc., 4.375%, 3/15/29	10,000	11,676
Principal Financial Group, Inc., 2.125%, 6/15/30	10,000	9,891
Progressive Corp. 2.45%, 1/15/27	15,000	15,976
4.125%, 4/15/47	3,000	3,563
Prudential Financial, Inc.
MTN, 2.10%, 3/10/30 (a)	10,000	10,090
MTN, 4.60%, 5/15/44	10,000	12,241
3.905%, 12/7/47	12,000	13,383
Travelers Cos., Inc., 3.75%, 5/15/46	9,000	10,142
Voya Financial, Inc., 3.65%, 6/15/26	5,000	5,570
Willis North America, Inc. 2.95%, 9/15/29	5,000	5,260
5.05%, 9/15/48	5,000	6,438

(Cost $231,370)		241,139

Real Estate Investment Trusts — 3.9%
Alexandria Real Estate Equities, Inc., 3.375%, 8/15/31	20,000	21,553
American Tower Corp. 3.50%, 1/31/23	15,000	15,760
3.80%, 8/15/29	2,000	2,206
2.90%, 1/15/30	20,000	20,729
Boston Properties LP 3.85%, 2/1/23	20,000	20,967
3.40%, 6/21/29	10,000	10,716
Crown Castle International Corp. 3.65%, 9/1/27	7,000	7,712
3.80%, 2/15/28	6,000	6,628
2.25%, 1/15/31	20,000	19,415
Duke Realty LP, 3.75%, 12/1/24	10,000	10,941
Equinix, Inc., 2.625%, 11/18/24	25,000	26,457
ERP Operating LP, 4.50%, 7/1/44	12,000	14,597
Healthpeak Properties, Inc., 3.00%, 1/15/30	5,000	5,241
Kimco Realty Corp. 3.40%, 11/1/22	20,000	20,763
4.25%, 4/1/45	7,000	7,856
Prologis LP, 4.375%, 2/1/29	20,000	23,366

See Notes to Financial Statements.	24

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Real Estate Investment Trusts (Continued)
Simon Property Group LP, 3.80%, 7/15/50	$10,000	$10,576
Ventas Realty LP, 4.40%, 1/15/29	12,000	13,655
Welltower, Inc., 3.625%, 3/15/24	15,000	16,186
Weyerhaeuser Co., 4.00%, 4/15/30	20,000	22,593

(Cost $287,053)		297,917

Industrial — 7.0%
Building Materials — 0.8%
Carrier Global Corp. 2.493%, 2/15/27	10,000	10,516
3.577%, 4/5/50	10,000	10,227
Johnson Controls International PLC, 4.50%, 2/15/47	10,000	12,007
Masco Corp., 2.00%, 10/1/30	5,000	4,831
Owens Corning, 4.30%, 7/15/47	9,000	10,115
Vulcan Materials Co., 3.50%, 6/1/30	10,000	10,963

(Cost $54,561)		58,659

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.75%, 10/15/50

(Cost $5,135)	5,000	4,809

Electronics — 0.2%
Agilent Technologies, Inc., 2.30%, 3/12/31	5,000	4,938
Flex Ltd., 4.875%, 5/12/30	3,000	3,458
Fortive Corp., 3.15%, 6/15/26	10,000	10,909

(Cost $18,411)		19,305

Environmental Control — 0.4%
Republic Services, Inc. 2.30%, 3/1/30	5,000	5,014
3.05%, 3/1/50	5,000	4,921
Waste Connections, Inc., 2.60%, 2/1/30	5,000	5,118
Waste Management, Inc. 2.90%, 9/15/22	15,000	15,405
3.15%, 11/15/27	3,000	3,278

(Cost $34,850)		33,736

Hand/Machine Tools — 0.2%
Stanley Black & Decker, Inc. 3.40%, 3/1/26	5,000	5,543
2.30%, 3/15/30 (a)	10,000	10,237

(Cost $16,348)		15,780

	Principal Amount	Value
Machinery-Construction & Mining — 0.5%
Caterpillar Financial Services Corp.,MTN, 0.45%, 5/17/24	$20,000	$20,029
Caterpillar, Inc. 3.803%, 8/15/42	5,000	5,789
3.25%, 9/19/49	10,000	10,641

(Cost $35,244)		36,459

Machinery-Diversified — 0.7%
Deere & Co. 2.60%, 6/8/22	20,000	20,387
3.90%, 6/9/42	10,000	11,871
John Deere Capital Corp.,MTN, 3.45%, 3/13/25	10,000	11,010
Otis Worldwide Corp., 3.362%, 2/15/50	11,000	11,233

(Cost $52,952)		54,501

Miscellaneous Manufacturing — 1.2%
3M Co. MTN, 2.25%, 3/15/23	20,000	20,698
MTN, 3.25%, 2/14/24	5,000	5,372
MTN, 4.00%, 9/14/48	12,000	14,259
Eaton Corp., 4.15%, 11/2/42	10,000	11,596
Illinois Tool Works, Inc., 3.50%, 3/1/24	10,000	10,776
Parker-Hannifin Corp., 3.25%, 6/14/29	10,000	10,837
Trane Technologies Global Holding Co. Ltd., 4.25%, 6/15/23	20,000	21,545

(Cost $93,328)		95,083

Packaging & Containers — 0.1%
Amcor Flexibles North America, Inc., 2.63%, 6/19/30	5,000	5,078
Sonoco Products Co., 3.125%, 5/1/30	2,000	2,119

(Cost $7,495)		7,197

Transportation — 2.7%
Canadian National Railway Co., 2.75%, 3/1/26	5,000	5,365
Canadian Pacific Railway Co., 2.90%, 2/1/25	10,000	10,660
CSX Corp. 2.40%, 2/15/30	20,000	20,391
3.80%, 11/1/46	20,000	21,865
FedEx Corp. 4.25%, 5/15/30	5,000	5,753
5.25%, 5/15/50	15,000	19,864
Kansas City Southern, 3.50%, 5/1/50	5,000	5,103
Norfolk Southern Corp., 4.05%, 8/15/52	18,000	20,508
Ryder System, Inc.,MTN, 2.875%, 6/1/22	15,000	15,352
Union Pacific Corp. 2.40%, 2/5/30	18,000	18,399

See Notes to Financial Statements.	25

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Transportation (Continued)
144A, 2.891%, 4/6/36	$5,000	$5,092
3.839%, 3/20/60	25,000	27,034
United Parcel Service, Inc. 4.45%, 4/1/30	15,000	17,941
3.75%, 11/15/47	10,000	11,356

(Cost $200,391)		204,683

Trucking & Leasing — 0.1%
GATX Corp., 4.00%, 6/30/30
(Cost $11,704)	10,000	11,188

Technology — 10.5%
Computers — 3.9%
Apple, Inc. 2.40%, 5/3/23	7,000	7,289
3.00%, 2/9/24	20,000	21,347
3.20%, 5/13/25	17,000	18,621
2.45%, 8/4/26	13,000	13,879
3.20%, 5/11/27	10,000	11,065
1.65%, 2/8/31	10,000	9,686
4.45%, 5/6/44	15,000	18,602
3.85%, 8/4/46	20,000	22,902
3.75%, 11/13/47	15,000	16,953
2.95%, 9/11/49	2,000	1,989
2.65%, 2/8/51	10,000	9,366
Dell International LLC / EMC Corp. 144A, 6.02%, 6/15/26	15,000	17,905
144A, 5.30%, 10/1/29	20,000	23,682
Hewlett Packard Enterprise Co. 4.90%, 10/15/25	10,000	11,430
6.35%, 10/15/45	9,000	11,933
HP, Inc., 3.40%, 6/17/30	15,000	16,017
International Business Machines Corp. 1.875%, 8/1/22	20,000	20,389
3.625%, 2/12/24	15,000	16,264
1.95%, 5/15/30	10,000	9,834
4.00%, 6/20/42	15,000	16,982
4.25%, 5/15/49	5,000	5,832

(Cost $285,869)		301,967

Semiconductors — 1.9%
Analog Devices, Inc., 3.90%, 12/15/25	5,000	5,588
Applied Materials, Inc. 4.35%, 4/1/47	3,000	3,685
2.75%, 6/1/50	5,000	4,794
Intel Corp. 3.70%, 7/29/25	20,000	22,222
3.15%, 5/11/27	10,000	11,006
4.10%, 5/11/47	15,000	17,341
4.95%, 3/25/60	7,000	9,473
Lam Research Corp. 4.875%, 3/15/49	2,000	2,617
2.875%, 6/15/50	5,000	4,819
Micron Technology, Inc., 4.64%, 2/6/24	25,000	27,516

	Principal Amount	Value
Semiconductors (Continued)
NVIDIA Corp. 2.85%, 4/1/30	$12,000	$12,817
3.70%, 4/1/60	4,000	4,450
NXP BV / NXP Funding LLC / NXP USA, Inc., 144A, 2.50%, 5/11/31	12,000	12,106
Texas Instruments, Inc., 4.15%, 5/15/48	5,000	6,106

(Cost $139,839)		144,540

Software — 4.7%
Activision Blizzard, Inc. 3.40%, 9/15/26	10,000	11,063
2.50%, 9/15/50	2,000	1,720
Electronic Arts, Inc., 1.85%, 2/15/31	5,000	4,774
Fidelity National Information Services, Inc., 0.375%, 3/1/23	25,000	24,988
Fiserv, Inc. 4.20%, 10/1/28	25,000	28,575
3.50%, 7/1/29	10,000	10,889
Microsoft Corp. 2.40%, 8/8/26	10,000	10,686
3.30%, 2/6/27	10,000	11,148
3.50%, 2/12/35	10,000	11,326
3.70%, 8/8/46	10,000	11,516
2.525%, 6/1/50	6,000	5,620
2.921%, 3/17/52	30,000	30,218
3.95%, 8/8/56	2,000	2,403
2.675%, 6/1/60	5,000	4,685
Oracle Corp. 3.40%, 7/8/24	10,000	10,783
2.50%, 4/1/25	15,000	15,830
2.95%, 5/15/25	10,000	10,704
2.95%, 4/1/30	15,000	15,654
2.875%, 3/25/31	25,000	25,663
4.30%, 7/8/34	25,000	28,585
4.00%, 7/15/46	10,000	10,503
4.00%, 11/15/47	10,000	10,513
3.95%, 3/25/51	10,000	10,439
3.85%, 4/1/60	14,000	14,127
Roper Technologies, Inc., 3.80%, 12/15/26	18,000	20,188
salesforce.com, Inc., 3.70%, 4/11/28	5,000	5,666
VMware, Inc., 4.70%, 5/15/30	10,000	11,668

(Cost $349,250)		359,934

Utilities — 8.0%
Electric — 6.4%
AES Corp., 144A, 1.375%, 1/15/26	10,000	9,890
Appalachian Power Co., Series Z, 3.70%, 5/1/50	15,000	15,864
Atlantic City Electric Co., 2.30%, 3/15/31	10,000	10,025

See Notes to Financial Statements.	26

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

	Principal Amount	Value
Electric (Continued)
CenterPoint Energy Houston Electric LLC
Series Z, 2.40%, 9/1/26	$5,000	$5,299
Series AC, 4.25%, 2/1/49	10,000	12,074
CenterPoint Energy, Inc., 2.95%, 3/1/30	5,000	5,218
Commonwealth Edison Co. 2.20%, 3/1/30	20,000	20,179
4.00%, 3/1/48	5,000	5,774
3.00%, 3/1/50	6,000	5,930
Consolidated Edison Co. of New York, Inc.
Series 20A, 3.35%, 4/1/30	10,000	10,903
Series 20B, 3.95%, 4/1/50	25,000	27,681
4.625%, 12/1/54	5,000	6,044
Consumers Energy Co., 3.50%, 8/1/51	20,000	21,930
Duke Energy Florida LLC, 4.20%, 7/15/48	10,000	11,904
Emera US Finance LP, 3.55%, 6/15/26	10,000	10,945
Entergy Texas, Inc., 1.75%, 3/15/31	10,000	9,450
Eversource Energy
Series N, 3.80%, 12/1/23	20,000	21,549
3.45%, 1/15/50	17,000	17,406
Interstate Power and Light Co., 3.25%, 12/1/24	10,000	10,805
Louisville Gas and Electric Co., Series 25, 3.30%, 10/1/25	20,000	21,730
Ohio Power Co., Series Q, 1.625%, 1/15/31	15,000	14,211
Oncor Electric Delivery Co. LLC 144A, 0.55%, 10/1/25	17,000	16,667
2.75%, 5/15/30	12,000	12,673
PacifiCorp, 3.60%, 4/1/24	20,000	21,597
PPL Electric Utilities Corp., 3.00%, 10/1/49	5,000	4,973
Public Service Co. of Colorado 1.875%, 6/15/31	10,000	9,800
Series 34, 3.20%, 3/1/50	10,000	10,413
Public Service Electric and Gas Co.
MTN, 2.25%, 9/15/26	5,000	5,277
MTN, 3.80%, 3/1/46	20,000	22,855
Puget Energy, Inc. 3.65%, 5/15/25	10,000	10,821
4.10%, 6/15/30	5,000	5,538
Puget Sound Energy, Inc., 3.25%, 9/15/49	8,000	8,228
San Diego Gas & Electric Co., Series RRR, 3.75%, 6/1/47	10,000	10,931
Sempra Energy 4.05%, 12/1/23	10,000	10,778
4.00%, 2/1/48	5,000	5,434
Southern Power Co., 0.90%, 1/15/26	10,000	9,862
Tampa Electric Co., 4.45%, 6/15/49	7,000	8,612

	Principal Amount	Value
Electric (Continued)
Tucson Electric Power Co., 4.00%, 6/15/50	$7,000	$7,869
WEC Energy Group, Inc., 3.55%, 6/15/25	15,000	16,427
Wisconsin Power and Light Co., 3.00%, 7/1/29	15,000	16,098

(Cost $493,330)		489,664

Gas — 1.2%
Atmos Energy Corp., 3.375%, 9/15/49	15,000	15,534
CenterPoint Energy Resources Corp., 3.55%, 4/1/23	15,000	15,827
NiSource, Inc. 3.49%, 5/15/27	15,000	16,555
4.375%, 5/15/47	12,000	13,997
ONE Gas, Inc., 2.00%, 5/15/30	10,000	9,723
Southern California Gas Co.,Series VV, 4.30%, 1/15/49	20,000	24,178

(Cost $93,752)		95,814

Water — 0.4%
American Water Capital Corp. 3.40%, 3/1/25	10,000	10,900
2.80%, 5/1/30	2,000	2,098
3.45%, 5/1/50	13,000	13,520
Essential Utilities, Inc., 3.351%, 4/15/50	5,000	5,007

(Cost $35,261)		31,525

TOTAL CORPORATE BONDS
(Cost $7,320,095)		7,586,695

	Number of Shares
SECURITIES LENDING COLLATERAL — 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $41,760)	41,760	41,760

CASH EQUIVALENTS — 1.4%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c) (Cost $108,903)	108,903	108,903

TOTAL INVESTMENTS — 100.8% (Cost $7,470,758)		$7,737,358
Other assets and liabilities, net — (0.8%)		(61,761)

NET ASSETS — 100.0%		$7,675,597

See Notes to Financial Statements.	27

DBX ETF Trust

Schedule of Investments

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
CORPORATE BONDS — 0.1%
Financial — 0.1%
Deutsche Bank AG , 3.70%, 5/30/24 (b)
10,139	33		—	—	633	370	—	10,000	10,805

SECURITIES LENDING COLLATERAL — 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
10,080	31,680	(e)	—	—	—	13	—	41,760	41,760

CASH EQUIVALENTS — 1.4%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
83,235	756,322		(730,654)	—	—	20	—	108,903	108,903

103,454	788,035		(730,654)	—	633	403	—	160,663	161,468

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $121,334, which is 1.6% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $84,263.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (f)	$—	$7,586,695	$—	$7,586,695
Short-Term Investments (f)	150,663	—	—	150,663

TOTAL	$150,663	$7,586,695	$—	$7,737,358

(f)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	28

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF

May 31, 2021

	Principal Amount	Value
SOVEREIGN BONDS — 96.6%
Argentina — 1.9%
Argentine Republic Government International Bond 1.00%, 7/9/29	$67,589	$26,445
Step Up Coupon, 0.125% to 7/9/21, 0.50% to 7/9/23, 0.75% to 7/9/27, 1.75% to 7/9/30	414,076	153,353
Step Up Coupon, 0.125% to 7/9/21, 1.125% to 7/9/22, 1.50% to 7/9/23, 3.625% to 7/9/24, 4.125% to 7/9/27, 4.75% to 7/9/28, 5.00% to 7/9/35	528,008	175,036
Step Up Coupon, 0.125% to 7/9/21, 2.00% to 7/9/22, 3.85% to 7/9/23, 4.25% to 7/9/24, 5.00% to 7/9/38	293,407	116,474
Step Up Coupon, 0.125% to 7/9/21, 2.50% to 7/9/22, 3.50% to 7/9/29, 4.875% to 7/9/41	269,501	100,866
Step Up Coupon, 0.125% to 7/9/21, 1.125% to 7/9/22, 1.50% to 7/9/23, 3.625% to 7/9/24, 4.125% to 7/9/27, 4.375% to 7/9/28, 5.00% to 7/9/46	54,000	18,173

(Cost $773,430)		590,347

Armenia — 0.7%
Republic of Armenia International Bond, REGS, 7.15%, 3/26/25 (Cost $218,972)	200,000	225,601

Azerbaijan — 0.7%
Republic of Azerbaijan International Bond, REGS, 4.75%, 3/18/24 (Cost $216,378)	200,000	217,346

Bahrain — 2.1%
Bahrain Government International Bond REGS, 6.125%, 7/5/22	200,000	210,626
REGS, 7.00%, 1/26/26	200,000	229,435
REGS, 6.00%, 9/19/44	200,000	187,431

(Cost $633,385)		627,492

Barbados — 0.2%
Barbados Government International Bond, REGS, 6.50%, 10/1/29 (Cost $48,630)	50,000	50,678

Belarus — 0.6%
Republic of Belarus International Bond, REGS, 5.875%, 2/24/26 (Cost $188,284)	200,000	188,438

Belize — 0.0%
Belize Government International Bond, REGS, 4.938%, 2/20/34, PIK (Cost $11,730)	26,254	10,780

Bolivia — 0.3%
Bolivian Government International Bond, REGS, 5.95%, 8/22/23 (Cost $97,897)	100,000	104,969

	Principal Amount	Value
Brazil — 4.3%
Brazilian Government International Bond 2.875%, 6/6/25	$50,000	$51,550
6.00%, 4/7/26	200,000	235,283
4.625%, 1/13/28	200,000	217,955
4.50%, 5/30/29	100,000	107,517
3.875%, 6/12/30 (a)	175,000	177,171
8.25%, 1/20/34	145,000	200,665
7.125%, 1/20/37	125,000	159,193
5.00%, 1/27/45	100,000	100,828
5.625%, 2/21/47	50,000	53,916

(Cost $1,277,128)		1,304,078

Chile — 1.8%
Chile Government International Bond 3.24%, 2/6/28	300,000	325,156
3.86%, 6/21/47	200,000	214,439

(Cost $543,415)		539,595

China — 0.7%
China Government International Bond, REGS, 3.50%, 10/19/28 (Cost $234,149)	200,000	224,316

Colombia — 2.8%
Colombia Government International Bond 3.875%, 4/25/27	200,000	212,254
6.125%, 1/18/41	150,000	174,814
5.625%, 2/26/44	175,000	193,570
5.00%, 6/15/45	250,000	258,611

(Cost $846,741)		839,249

Costa Rica — 1.5%
Costa Rica Government International Bond REGS, 4.25%, 1/26/23	200,000	204,420
REGS, 6.125%, 2/19/31 (a)	100,000	107,073
REGS, 7.158%, 3/12/45	150,000	158,644

(Cost $410,988)		470,137

Croatia — 0.8%
Croatia Government International Bond, REGS, 6.00%, 1/26/24 (Cost $227,791)	200,000	228,396

Dominican Republic — 3.4%
Dominican Republic International Bond REGS, 6.875%, 1/29/26	200,000	233,367
REGS, 6.00%, 7/19/28	100,000	114,219
REGS, 4.50%, 1/30/30	100,000	102,778
REGS, 4.875%, 9/23/32	150,000	154,641
REGS, 7.45%, 4/30/44	200,000	241,574
REGS, 6.85%, 1/27/45	175,000	198,932

(Cost $964,933)		1,045,511

Ecuador — 1.9%
Ecuador Government International Bond REGS, 7/31/30, Zero Coupon	50,000	28,391
Step Up Coupon, 144A, 0.50% to 7/31/21, 5.00% to 7/31/22, 5.50% to 7/31/23, 6.00% to 7/31/24, 6.90% to 7/31/30	185,000	160,950

See Notes to Financial Statements.	29

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2021

	Principal Amount	Value
Ecuador (Continued)
Step Up Coupon, 144A, 0.50% to 7/31/21, 1.00% to 7/31/22, 2.50% to 7/31/23, 3.50% to 7/31/24, 5.50% to 7/31/25, 6.90% to 7/31/35	$364,000	$256,165
Step up Coupon, REGS, 0.50% to 7/31/21, 1.00% to 7/31/22, 2.50% to 7/31/23, 3.50% to 7/31/24, 5.50% to 7/31/25, 6.90% to 7/31/35	55,000	38,706
Step Up Coupon, 144A, 0.50% to 7/31/22, 1.50% to 7/31/23, 2.50% to 7/31/24, 5.00% to 7/31/26, 5.50% to 7/31/27, 6.00% to 7/31/28, 6.50% to 7/31/29, 6.90% to 7/31/40	161,000	102,688
Step up Coupon, REGS, 0.50% to 7/31/21, 0.50% to 7/31/22, 1.50% to 7/31/23, 2.50% to 7/31/24, 5.00% to 7/31/26, 5.50% to 7/31/27, 6.00% to 7/31/28, 6.50% to 7/31/29 6.90% to 7/31/40	5,000	3,189

(Cost $518,276)		590,089

Egypt — 2.2%
Egypt Government International Bond
REGS, 7.50%, 1/31/27	200,000	228,430
REGS, 7.600%, 3/1/29	200,000	223,404
REGS, 8.700%, 3/1/49	200,000	215,919

(Cost $638,836)		667,753

El Salvador — 1.1%
El Salvador Government International Bond
REGS, 6.375%, 1/18/27	40,000	39,475
REGS, 8.625%, 2/28/29	60,000	64,575
144A, 7.65%, 6/15/35	110,000	110,962
REGS, 7.65%, 6/15/35	130,000	131,138

(Cost $305,197)		346,150

Ghana — 3.0%
Ghana Government International Bond
REGS, 7.625%, 5/16/29	200,000	205,140
REGS, 10.75%, 10/14/30	200,000	254,505
REGS, 8.125%, 3/26/32	250,000	257,163
REGS, 7.875%, 2/11/35	200,000	199,798

(Cost $857,497)		916,606

Guatemala — 0.6%
Guatemala Government Bond
REGS, 4.90%, 6/1/30	100,000	112,305
REGS, 6.125%, 6/1/50	50,000	60,369

(Cost $170,424)		172,674

Honduras — 0.2%
Honduras Government International Bond, REGS, 6.25%, 1/19/27 (Cost $56,147)	50,000	55,004

	Principal Amount	Value
Hungary — 1.2%
Hungary Government International Bond 5.375%, 2/21/23	$100,000	$108,621
5.75%, 11/22/23	96,000	108,348
7.625%, 3/29/41	100,000	162,740

(Cost $362,726)		379,709

Indonesia — 3.8%
Indonesia Government International Bond
REGS, 5.875%, 1/15/24	100,000	113,394
4.10%, 4/24/28	200,000	224,937
4.75%, 2/11/29	200,000	234,562
3.85%, 10/15/30	250,000	277,906
REGS, 7.75%, 1/17/38	200,000	298,018

(Cost $1,143,474)		1,148,817

Ivory Coast — 0.5%
Ivory Coast Government International Bond, REGS, 5.75%, 12/31/32 (a) (Cost $139,781)	141,389	142,901

Jamaica — 1.4%
Jamaica Government International Bond 6.75%, 4/28/28	181,000	215,270
7.875%, 7/28/45	150,000	209,203

(Cost $377,794)		424,473

Jordan — 0.7%
Jordan Government International Bond, REGS, 5.75%, 1/31/27 (Cost $206,367)	200,000	214,243

Kazakhstan — 1.0%
Kazakhstan Government International Bond, REGS, 6.50%, 7/21/45 (Cost $296,112)	200,000	289,580

Kenya — 1.5%
Kenya Government International Bond
REGS, 6.875%, 6/24/24	200,000	222,570
REGS, 7.25%, 2/28/28	200,000	222,669

(Cost $418,118)		445,239

Kuwait — 0.7%
Kuwait International Government Bond, REGS, 3.50%, 3/20/27
(Cost $217,270)	200,000	222,095

Lebanon — 0.0%
Lebanon Government International Bond,6.85%, 5/25/29 *(b) (Cost $22,895)	25,000	3,382

Mexico — 3.0%
Mexico Government International Bond 3.60%, 1/30/25	200,000	221,498
MTN, 8.30%, 8/15/31	50,000	74,326
Series A, MTN, 7.50%, 4/8/33	50,000	70,301
6.05%, 1/11/40	76,000	94,786
MTN, 4.75%, 3/8/44	106,000	116,033
5.55%, 1/21/45	40,000	47,854
4.60%, 1/23/46	100,000	106,626

See Notes to Financial Statements.	30

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2021

	Principal Amount	Value
Mexico (Continued)
4.60%, 2/10/48	$75,000	$79,570
4.50%, 1/31/50	50,000	52,600
GMTN, 5.75%, 10/12/10	40,000	46,962

(Cost $882,550)		910,556

Mongolia — 0.7%
Mongolia Government International Bond, REGS, 5.125%, 12/5/22 (Cost $186,680)	200,000	208,568

Morocco — 0.7%
Morocco Government International Bond, REGS, 5.50%, 12/11/42 (Cost $247,044)	200,000	225,476

Namibia — 0.7%
Namibia International Bonds, REGS, 5.25%, 10/29/25 (Cost $209,976)	200,000	214,134

Oman — 4.1%
Oman Government International Bond
REGS, 4.75%, 6/15/26	200,000	206,936
REGS, 5.375%, 3/8/27	200,000	208,280
REGS, 6.75%, 10/28/27	200,000	223,630
REGS, 5.625%, 1/17/28	200,000	209,750
REGS, 6.00%, 8/1/29	200,000	211,765
REGS, 6.75%, 1/17/48	200,000	195,748

(Cost $1,142,236)		1,256,109

Panama — 3.8%
Panama Government International Bond 3.75%, 3/16/25	100,000	109,102
7.125%, 1/29/26	100,000	124,645
3.875%, 3/17/28	150,000	165,635
6.70%, 1/26/36	200,000	269,992
4.50%, 4/1/56	250,000	277,589
3.87%, 7/23/60	200,000	200,472

(Cost $1,175,794)		1,147,435

Paraguay — 1.6%
Paraguay Government International Bond REGS, 5.00%, 4/15/26	200,000	227,262
REGS, 6.10%, 8/11/44	200,000	244,116

(Cost $472,314)		471,378

Peru — 2.7%
Peruvian Government International Bond 7.35%, 7/21/25	50,000	61,507
4.125%, 8/25/27	75,000	83,468
2.783%, 1/23/31	100,000	100,348
8.75%, 11/21/33	100,000	155,294
6.55%, 3/14/37	40,000	54,019
3.30%, 3/11/41	75,000	72,844
5.625%, 11/18/50 (a)	150,000	196,910
2.78%, 12/1/60	125,000	104,294

(Cost $887,963)		828,684

	Principal Amount	Value
Philippines — 4.0%
Philippine Government International Bond 3.00%, 2/1/28	$100,000	$107,970
3.75%, 1/14/29	200,000	226,607
9.50%, 2/2/30	200,000	316,641
5.00%, 1/13/37	200,000	250,250
3.95%, 1/20/40	100,000	109,551
3.70%, 2/2/42	200,000	213,235

(Cost $1,252,289)		1,224,254

Poland — 2.0%
Republic of Poland Government International Bond 3.00%, 3/17/23	250,000	262,356
3.25%, 4/6/26	300,000	332,000

(Cost $583,503)		594,356

Qatar — 4.0%
Qatar Government International Bond REGS, 4.00%, 3/14/29	200,000	230,500
144A, 9.75%, 6/15/30	184,000	295,084
144A, 6.40%, 1/20/40	200,000	292,836
REGS, 6.40%, 1/20/40	100,000	146,418
REGS, 5.103%, 4/23/48	200,000	260,301

(Cost $1,217,143)		1,225,139

Romania — 1.4%
Romanian Government International Bond REGS, 3.00%, 2/14/31 (a)	100,000	102,951
144A, 6.125%, 1/22/44	70,000	93,836
REGS, 5.125%, 6/15/48	126,000	149,977
REGS, 4.00%, 2/14/51	90,000	92,414

(Cost $441,416)		439,178

Russia — 3.1%
Russian Foreign Bond — Eurobond 144A, 4.375%, 3/21/29	200,000	224,837
REGS, 4.375%, 3/21/29	200,000	224,837
REGS, 5.10%, 3/28/35	200,000	237,229
REGS, 5.25%, 6/23/47	200,000	249,105

(Cost $933,281)		936,008

Saudi Arabia — 4.5%
Saudi Government International Bond REGS, 3.25%, 10/26/26	250,000	270,547
REGS, 4.375%, 4/16/29	200,000	231,654
REGS, 2.75%, 2/3/32	200,000	203,163
REGS, 2.25%, 2/2/33	200,000	191,844
REGS, 4.50%, 10/26/46	200,000	229,500
REGS, 5.00%, 4/17/49	200,000	246,937

(Cost $1,361,162)		1,373,645

Senegal — 0.7%
Senegal Government International Bond, REGS, 6.25%, 5/23/33 (Cost $199,504)	200,000	211,996

See Notes to Financial Statements.	31

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2021

	Principal Amount	Value
South Africa — 1.9%
Republic of South Africa Government International Bond 4.30%, 10/12/28	$200,000	$206,834
5.65%, 9/27/47	200,000	201,612
6.30%, 6/22/48 (a)	150,000	161,247

(Cost $515,240)		569,693

Sri Lanka — 1.4%
Sri Lanka Government International Bond REGS, 5.75%, 4/18/23	100,000	80,166
REGS, 6.85%, 3/14/24	100,000	74,798
144A, 7.85%, 3/14/29	200,000	135,285
REGS, 7.55%, 3/28/30	200,000	135,282

(Cost $459,735)		425,531

Trinidad and Tobago — 0.7%
Trinidad & Tobago Government International Bond, REGS, 4.375%, 1/16/24 (a) (Cost $206,915)	200,000	212,709

Turkey — 2.8%
Turkey Government International Bond 5.75%, 3/22/24	71,000	73,420
7.375%, 2/5/25	55,000	59,216
4.25%, 4/14/26	100,000	95,459
4.875%, 10/9/26	200,000	194,693
5.125%, 2/17/28	85,000	81,699
11.875%, 1/15/30	140,000	191,343
6.875%, 3/17/36	100,000	99,560
7.25%, 3/5/38	50,000	51,705

(Cost $835,900)		847,095

Ukraine — 3.5%
Ukraine Government International Bond REGS, 7.75%, 9/1/24	100,000	110,352
144A, 7.75%, 9/1/25	100,000	111,194
REGS, 7.75%, 9/1/25	300,000	333,581
REGS, 7.75%, 9/1/27	250,000	278,482
REGS, 9.75%, 11/1/28	200,000	239,985

(Cost $1,016,738)		1,073,594

United Arab Emirates — 2.9%
Abu Dhabi Government International Bond REGS, 3.125%, 10/11/27	200,000	218,971
REGS, 4.125%, 10/11/47	200,000	233,750
REGS, 3.875%, 4/16/50	200,000	225,297
Sharjah Sukuk Ltd. 3.764%, 9/17/24	200,000	214,845

(Cost $919,207)		892,863

Uruguay — 4.4%
Uruguay Government International Bond 4.375%, 1/23/31	400,000	465,159
7.875%, 1/15/33	70,000	105,463
7.625%, 3/21/36	30,000	45,623
5.10%, 6/18/50	360,000	456,548
4.975%, 4/20/55	215,000	268,820

(Cost $1,318,856)		1,341,613

	Principal Amount	Value
Zambia — 0.4%
Zambia Government International Bond, REGS, 8.97%, 7/30/27 *(b) (Cost $99,316)	$200,000	$131,671

TOTAL SOVEREIGN BONDS (Cost $28,989,527)		29,447,333

	Number of Shares
SECURITIES LENDING COLLATERAL — 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $500,718)	500,718	500,718

CASH EQUIVALENTS — 1.4%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c) (Cost $417,754)	417,754	417,754

TOTAL INVESTMENTS — 99.6% (Cost $29,907,999)		$30,365,805
Other assets and liabilities, net — 0.4%		119,503

NET ASSETS — 100.0%		$30,485,308

See Notes to Financial Statements.	32

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF (Continued)

May 31, 2021

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
SECURITIES LENDING COLLATERAL — 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
—	500,718	(e)	—	—	—	27	—	500,718	500,718

CASH EQUIVALENTS — 1.4%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
127,325	6,677,246		(6,386,817)	—	—	93	—	417,754	417,754

127,325	7,177,964		(6,386,817)	—	—	120	—	918,472	918,472

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $744,493, which is 2.4% of net assets.

(b)	Defaulted security or security for which income has been deemed uncollectible.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $231,800.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

GMTN:	Global Medium Term Note
MTN:	Medium Term Note
PIK:	Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REGS:	Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Sovereign Bonds (f)	$—	$29,447,333	$—	$29,447,333
Short-Term Investments (f)	918,472	—	—	918,472

TOTAL	$918,472	$29,447,333	$—	$30,365,805

(f)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	33

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

May 31, 2021

	Principal Amount	Value
CORPORATE BONDS — 99.0%
Basic Materials — 5.8%
Chemicals — 2.5%
Ashland LLC, 4.75%, 8/15/22	$25,000	$26,062
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 144A, 4.75%, 6/15/27	10,000	10,450
CF Industries, Inc., 5.375%, 3/15/44	48,000	56,220
Chemours Co., 144A, 5.75%, 11/15/28	25,000	26,781
Element Solutions, Inc., 144A, 3.875%, 9/1/28	10,000	10,037
HB Fuller Co., 4.25%, 10/15/28	10,000	10,225
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 144A, 9.00%, 7/1/28	10,000	11,113
Ingevity Corp., 144A, 4.50%, 2/1/26	45,000	46,125
Methanex Corp., 5.25%, 12/15/29	30,000	31,538
NOVA Chemicals Corp., 144A, 4.875%, 6/1/24	50,000	52,673
Rain CII Carbon LLC / CII Carbon Corp., 144A, 7.25%, 4/1/25	10,000	10,300
Rayonier AM Products, Inc., 144A, 5.50%, 6/1/24	20,000	18,650
SCIH Salt Holdings, Inc., 144A, 6.625%, 5/1/29	20,000	19,850
TPC Group, Inc., 144A, 10.50%, 8/1/24	10,000	9,464
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A, 5.375%, 9/1/25	15,000	15,394
Tronox, Inc., 144A, 4.625%, 3/15/29	20,000	20,471
Valvoline, Inc., 144A, 4.25%, 2/15/30	30,000	30,859
Venator Finance Sarl / Venator Materials LLC, 144A, 5.75%, 7/15/25	10,000	9,900
WR Grace & Co.-Conn, 144A, 4.875%, 6/15/27	15,000	15,862

(Cost $404,570)		431,974

Forest Products & Paper — 0.2%
Mercer International, Inc., 144A, 5.125%, 2/1/29
(Cost $25,468)	25,000	25,875

Iron/Steel — 0.8%
Allegheny Technologies, Inc., 7.875%, 8/15/23	10,000	11,079
Big River Steel LLC / BRS Finance Corp., 144A, 6.625%, 1/31/29	23,000	25,127
Carpenter Technology Corp., 6.375%, 7/15/28	10,000	10,973

	Principal Amount	Value
Iron/Steel (Continued)
Cleveland-Cliffs, Inc. 5.875%, 6/1/27	$25,000	$26,233
6.25%, 10/1/40	10,000	10,293
Infrabuild Australia Pty Ltd., 144A, 12.00%, 10/1/24 (a)	7,000	7,376
Mineral Resources Ltd., 144A, 8.125%, 5/1/27	10,000	11,009
United States Steel Corp. 6.875%, 8/15/25 (a)	25,000	25,625
6.875%, 3/1/29	10,000	10,478

(Cost $118,588)		138,193

Mining — 2.3%
Alcoa Nederland Holding BV 144A, 5.50%, 12/15/27	25,000	27,156
144A, 4.125%, 3/31/29	10,000	10,262
Arconic Corp. 144A, 6.00%, 5/15/25	23,000	24,675
144A, 6.125%, 2/15/28	18,000	19,208
Compass Minerals International, Inc., 144A, 6.75%, 12/1/27	25,000	26,963
Constellium SE, 144A, 3.75%, 4/15/29	15,000	14,550
FMG Resources August 2006 Pty Ltd., 144A, 5.125%, 5/15/24	98,000	107,361
Freeport-McMoRan, Inc., 5.40%, 11/14/34	75,000	89,104
Hudbay Minerals, Inc., 144A, 6.125%, 4/1/29	6,000	6,278
JW Aluminum Continuous Cast Co., 144A, 10.25%, 6/1/26	15,000	15,750
Novelis Corp., 144A, 5.875%, 9/30/26	48,000	50,098

(Cost $358,368)		391,405

Communications — 15.4%
Advertising — 0.6%
Clear Channel Outdoor Holdings, Inc., 144A, 7.75%, 4/15/28 (a)	10,000	10,269
Lamar Media Corp., 3.75%, 2/15/28	50,000	50,375
National CineMedia LLC, 144A, 5.875%, 4/15/28	10,000	9,638
Outfront Media Capital LLC / Outfront Media Capital Corp., 144A, 5.00%, 8/15/27	25,000	26,012
Terrier Media Buyer, Inc., 144A, 8.875%, 12/15/27	10,000	10,773

(Cost $104,206)		107,067

Internet — 0.8%
ANGI Group LLC, 144A, 3.875%, 8/15/28 (a)	10,000	9,825
Arches Buyer, Inc., 144A, 6.125%, 12/1/28	15,000	15,337
Endure Digital, Inc., 144A, 6.00%, 2/15/29	10,000	9,625

See Notes to Financial Statements.	34

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Internet (Continued)
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 144A, 5.25%, 12/1/27	$10,000	$10,512
144A, 3.50%, 3/1/29	30,000	28,913
NortonLifeLock, Inc., 144A, 5.00%, 4/15/25	50,000	50,598
Photo Holdings Merger Sub, Inc., 144A, 8.50%, 10/1/26	10,000	10,979

(Cost $135,714)		135,789

Media — 7.3%
AMC Networks, Inc., 4.75%, 8/1/25	15,000	15,441
Cable One, Inc., 144A, 4.00%, 11/15/30	10,000	9,912
CCO Holdings LLC / CCO Holdings Capital Corp. 144A, 5.125%, 5/1/27	75,000	78,776
144A, 4.75%, 3/1/30	100,000	103,719
144A, 4.50%, 5/1/32	25,000	25,245
Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)	37,000	38,850
CSC Holdings LLC 144A, 5.50%, 4/15/27	25,000	26,312
144A, 5.75%, 1/15/30	100,000	104,630
Cumulus Media New Holdings, Inc., 144A, 6.75%, 7/1/26 (a)	10,000	10,485
Diamond Sports Group LLC / Diamond Sports Finance Co. 144A, 5.375%, 8/15/26	25,000	18,750
144A, 6.625%, 8/15/27 (a)	10,000	5,781
DISH DBS Corp. 5.875%, 11/15/24	50,000	53,283
7.75%, 7/1/26	25,000	28,492
Gray Television, Inc., 144A, 7.00%, 5/15/27	50,000	54,125
Houghton Mifflin Harcourt Publishers, Inc., 144A, 9.00%, 2/15/25	25,000	26,774
iHeartCommunications, Inc., 144A, 4.75%, 1/15/28	50,000	51,187
LCPR Senior Secured Financing DAC, 144A, 5.125%, 7/15/29	20,000	20,500
Liberty Interactive LLC, 8.25%, 2/1/30	15,000	17,246
Nexstar Broadcasting, Inc., 144A, 5.625%, 7/15/27	50,000	52,938
Quebecor Media, Inc., 5.75%, 1/15/23	100,000	106,000
Radiate Holdco LLC / Radiate Finance, Inc., 144A, 6.50%, 9/15/28	25,000	25,719
Scripps Escrow II, Inc., 144A, 5.375%, 1/15/31	20,000	20,075
Sinclair Television Group, Inc., 144A, 5.50%, 3/1/30 (a)	20,000	20,036
Sirius XM Radio, Inc. 144A, 5.00%, 8/1/27	80,000	83,791
144A, 5.50%, 7/1/29	10,000	10,838

	Principal Amount	Value
Media (Continued)
TEGNA, Inc. 4.625%, 3/15/28 (a)	$20,000	$20,470
5.00%, 9/15/29	15,000	15,359
Univision Communications, Inc., 144A, 5.125%, 2/15/25	50,000	51,063
UPC Holding BV, 144A, 5.50%, 1/15/28	100,000	105,000
Virgin Media Vendor Financing Notes IV DAC, 144A, 5.00%, 7/15/28	25,000	25,375
Ziggo BV, 144A, 4.875%, 1/15/30	10,000	10,285

(Cost $1,199,113)		1,236,457

Telecommunications — 6.7%
Altice France Holding SA, 144A, 6.00%, 2/15/28	20,000	19,775
Altice France SA, 144A, 5.50%, 1/15/28	10,000	10,275
Avaya, Inc., 144A, 6.125%, 9/15/28	15,000	15,937
CommScope Technologies LLC, 144A, 5.00%, 3/15/27	25,000	25,293
CommScope, Inc. 144A, 6.00%, 3/1/26	50,000	52,525
144A, 8.25%, 3/1/27	50,000	53,375
Connect Finco SARL / Connect US Finco LLC, 144A, 6.75%, 10/1/26	25,000	26,030
Consolidated Communications, Inc., 144A, 6.50%, 10/1/28	45,000	48,769
Embarq Corp., 7.995%, 6/1/36	25,000	28,187
Frontier Communications Holdings LLC, 144A, 5.875%, 10/15/27	15,000	15,975
Hughes Satellite Systems Corp., 5.25%, 8/1/26	20,000	22,302
Intrado Corp., 144A, 8.50%, 10/15/25	12,000	11,955
Level 3 Financing, Inc., 144A, 4.25%, 7/1/28	25,000	25,125
Ligado Networks LLC 144A, 15.5%, 11/1/23, PIK	54,047	53,912
144A, 17.5%, 5/1/24, PIK	15,000	11,775
Lumen Technologies, Inc.
Series W, 6.75%, 12/1/23	100,000	110,871
Series P, 7.60%, 9/15/39	10,000	11,337
Nokia OYJ, 6.625%, 5/15/39	25,000	32,642
Plantronics, Inc., 144A, 4.75%, 3/1/29 (a)	10,000	9,531
Sprint Capital Corp. 6.875%, 11/15/28	25,000	31,312
8.75%, 3/15/32	50,000	74,312
Sprint Corp., 7.125%, 6/15/24	20,000	23,125
Telecom Italia Capital SA, 7.721%, 6/4/38	50,000	65,648

See Notes to Financial Statements.	35

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Telecommunications (Continued)
Telesat Canada / Telesat LLC, 144A, 6.50%, 10/15/27	$15,000	$14,400
T-Mobile USA, Inc. 4.00%, 4/15/22	30,000	30,787
2.625%, 4/15/26	10,000	10,203
5.375%, 4/15/27	75,000	79,853
United States Cellular Corp., 6.70%, 12/15/33	10,000	12,088
Viasat, Inc., 144A, 5.625%, 9/15/25	50,000	51,288
Vmed O2 UK Financing I PLC, 144A, 4.25%, 1/31/31	15,000	14,549
Vodafone Group PLC, 7.00%, 4/4/79	50,000	60,383
Windstream Escrow LLC / Windstream Escrow Finance Corp., 144A, 7.75%, 8/15/28 (a)	20,000	20,419
Zayo Group Holdings, Inc., 144A, 6.125%, 3/1/28 (a)	50,000	50,928

(Cost $1,085,152)		1,124,886

Consumer, Cyclical — 19.7%
Airlines — 1.4%
American Airlines Inc/AAdvantage Loyalty IP Ltd. 144A, 5.50%, 4/20/26	40,000	42,150
144A, 5.75%, 4/20/29	30,000	32,138
American Airlines, Inc., 144A, 11.75%, 7/15/25	40,000	50,300
Delta Air Lines, Inc., 7.375%, 1/15/26	50,000	58,875
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 144A, 5.75%, 1/20/26	10,000	10,600
United Airlines Holdings, Inc., 4.875%, 1/15/25 (a)	40,000	41,204

(Cost $209,196)		235,267

Apparel — 0.3%
Hanesbrands, Inc., 144A, 4.625%, 5/15/24	40,000	42,475
William Carter Co., 144A, 5.50%, 5/15/25	15,000	15,825

(Cost $55,824)		58,300

Auto Manufacturers — 2.5%
Allison Transmission, Inc., 144A, 3.75%, 1/30/31	20,000	19,200
Aston Martin Capital Holdings Ltd., 144A, 10.50%, 11/30/25	10,000	11,078
Ford Motor Co. 4.346%, 12/8/26	75,000	79,664
7.45%, 7/16/31	50,000	63,750
Ford Motor Credit Co. LLC, 5.125%, 6/16/25	200,000	219,500
Navistar International Corp., 144A, 9.50%, 5/1/25 (a)	5,000	5,412
PM General Purchaser LLC, 144A, 9.50%, 10/1/28	10,000	10,987

	Principal Amount	Value
Auto Manufacturers (Continued)
Tesla, Inc., 144A, 5.30%, 8/15/25	$12,000	$12,456

(Cost $384,799)		422,047

Auto Parts & Equipment — 1.5%
Adient US LLC, 144A, 9.00%, 4/15/25	20,000	22,208
Clarios Global LP / Clarios US Finance Co., 144A, 8.50%, 5/15/27	33,000	35,970
Cooper-Standard Automotive, Inc., 144A, 5.625%, 11/15/26	25,000	21,500
Dana, Inc., 5.375%, 11/15/27	25,000	26,656
Goodyear Tire & Rubber Co. 5.00%, 5/31/26	45,000	46,294
5.25%, 4/30/31	15,000	15,281
5.625%, 4/30/33 (a)	15,000	15,319
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/29	20,000	20,682
Tenneco, Inc. 5.00%, 7/15/26 (a)	10,000	9,956
144A, 5.125%, 4/15/29	20,000	20,050
ZF North America Capital, Inc., 144A, 4.75%, 4/29/25	20,000	21,741

(Cost $233,113)		255,657

Distribution/Wholesale — 1.3%
American Builders & Contractors Supply Co., Inc., 144A, 4.00%, 1/15/28	50,000	51,234
Avient Corp., 144A, 5.75%, 5/15/25	25,000	26,563
BCPE Empire Holdings, Inc., 144A, 7.625%, 5/1/27	10,000	10,175
Core & Main LP, 144A, 6.125%, 8/15/25	50,000	51,062
G-III Apparel Group Ltd., 144A, 7.875%, 8/15/25	10,000	10,952
H&E Equipment Services, Inc., 144A, 3.875%, 12/15/28	20,000	19,500
Performance Food Group, Inc., 144A, 5.50%, 10/15/27	12,000	12,555
Univar Solutions USA Inc/Washington, 144A, 5.125%, 12/1/27	5,000	5,281
Wolverine Escrow LLC, 144A, 9.00%, 11/15/26	38,000	37,620

(Cost $209,542)		224,942

Entertainment — 2.6%
Caesars Entertainment, Inc. 144A, 6.25%, 7/1/25	40,000	42,228
144A, 8.125%, 7/1/27 (a)	15,000	16,687
Caesars Resort Collection LLC / CRC Finco, Inc., 144A, 5.25%, 10/15/25 (a)	50,000	50,412
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 4/15/27	30,000	30,900

See Notes to Financial Statements.	36

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Entertainment (Continued)
Churchill Downs, Inc., 144A, 4.75%, 1/15/28	$10,000	$10,312
Cinemark USA, Inc., 4.875%, 6/1/23	25,000	24,994
International Game Technology PLC, 144A, 6.50%, 2/15/25	65,000	72,313
Live Nation Entertainment, Inc., 144A, 6.50%, 5/15/27	25,000	27,688
Mohegan Gaming & Entertainment 144A, 7.875%, 10/15/24	10,000	10,463
144A, 8.00%, 2/1/26	15,000	15,328
Scientific Games International, Inc., 144A, 8.25%, 3/15/26	50,000	53,938
Six Flags Entertainment Corp., 144A, 4.875%, 7/31/24	15,000	15,169
Speedway Motorsports LLC / Speedway Funding II, Inc., 144A, 4.875%, 11/1/27	15,000	15,056
Stars Group Holdings BV / Stars Group US Co.-Borrower LLC, 144A, 7.00%, 7/15/26	25,000	26,100
WMG Acquisition Corp., 144A, 3.00%, 2/15/31	25,000	23,656
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 144A, 5.125%, 10/1/29	10,000	10,425

(Cost $411,219)		445,669

Food Service — 0.4%
Aramark Services, Inc., 144A, 5.00%, 4/1/25	44,000	45,155
TKC Holdings, Inc., 144A, 10.50%, 5/15/29	15,000	15,828

(Cost $60,884)		60,983

Home Builders — 1.2%
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 144A, 4.875%, 2/15/30	25,000	24,625
K Hovnanian Enterprises, Inc., 144A, 10.50%, 2/15/26	25,000	27,437
KB Home, 7.625%, 5/15/23	20,000	21,863
M/I Homes, Inc., 4.95%, 2/1/28	10,000	10,525
Mattamy Group Corp., 144A, 5.25%, 12/15/27	10,000	10,450
Meritage Homes Corp., 6.00%, 6/1/25	10,000	11,463
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/25	21,000	22,357
Shea Homes LP / Shea Homes Funding Corp., 144A, 4.75%, 2/15/28	10,000	10,053
Taylor Morrison Communities, Inc., 144A, 5.75%, 1/15/28	30,000	33,525
Toll Brothers Finance Corp., 4.875%, 3/15/27	25,000	28,406

	Principal Amount	Value
Home Builders (Continued)
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	$10,000	$11,150

(Cost $200,801)		211,854

Home Furnishings — 0.1%
WASH Multifamily Acquisition, Inc., 144A, 5.75%, 4/15/26
(Cost $10,433)	10,000	10,442

Housewares — 0.6%
Newell Brands, Inc., 4.70%, 4/1/26	80,000	90,200
Scotts Miracle-Gro Co., 144A, 4.00%, 4/1/31	10,000	9,863

(Cost $95,746)		100,063

Leisure Time — 1.7%
Carnival Corp. 144A, 11.50%, 4/1/23	25,000	28,656
144A, 5.75%, 3/1/27	35,000	37,253
144A, 9.875%, 8/1/27	15,000	17,587
Life Time, Inc., 144A, 5.75%, 1/15/26	20,000	20,619
NCL Corp. Ltd. 144A, 3.625%, 12/15/24	35,000	33,625
144A, 5.875%, 3/15/26	17,000	17,765
Royal Caribbean Cruises Ltd. 144A, 9.125%, 6/15/23	80,000	88,800
144A, 5.50%, 4/1/28	20,000	21,075
Viking Cruises Ltd., 144A, 5.875%, 9/15/27	25,000	24,375

(Cost $263,007)		289,755

Lodging — 2.1%
Boyd Gaming Corp., 6.375%, 4/1/26	25,000	25,924
Hilton Domestic Operating Co., Inc., 144A, 5.75%, 5/1/28	147,000	159,311
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 9/15/26	50,000	52,288
Station Casinos LLC, 144A, 4.50%, 2/15/28	15,000	15,187
Travel + Leisure Co., 6.00%, 4/1/27	50,000	55,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 144A, 5.50%, 3/1/25	50,000	53,313

(Cost $333,620)		361,523

Retail — 3.8%
1011778 BC ULC / New Red Finance, Inc. 144A, 4.25%, 5/15/24	26,000	26,293
144A, 4.00%, 10/15/30	30,000	29,138
Bed Bath & Beyond, Inc., 5.165%, 8/1/44 (a)	7,000	6,368
Carvana Co., 144A, 5.875%, 10/1/28	25,000	26,281

See Notes to Financial Statements.	37

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Retail (Continued)
Gap, Inc., 144A, 8.875%, 5/15/27	$50,000	$58,301
Golden Nugget, Inc., 144A, 6.75%, 10/15/24	50,000	50,750
IRB Holding Corp., 144A, 7.00%, 6/15/25	10,000	10,841
L Brands, Inc., 6.875%, 11/1/35	50,000	60,327
LBM Acquisition LLC, 144A, 6.25%, 1/15/29 (a)	25,000	25,625
Lithia Motors, Inc., 144A, 4.625%, 12/15/27	15,000	15,862
Macy’s Retail Holdings LLC 3.625%, 6/1/24 (a)	14,000	14,335
5.125%, 1/15/42	15,000	13,894
Magic Mergeco, Inc., 144A, 7.875%, 5/1/29	25,000	25,563
Murphy Oil USA, Inc., 144A, 3.75%, 2/15/31	15,000	14,588
NMG Holding Co, Inc. / Neiman Marcus Group LLC, 144A, 7.125%, 4/1/26	10,000	10,569
Party City Holdings, Inc., 144A, 8.75%, 2/15/26	25,000	26,500
Penske Automotive Group, Inc., 3.50%, 9/1/25	10,000	10,300
QVC, Inc. 4.45%, 2/15/25	50,000	53,250
5.95%, 3/15/43	5,000	5,056
Rite Aid Corp., 144A, 8.00%, 11/15/26	25,000	26,009
Specialty Building Products Holdings LLC / SBP Finance Corp., 144A, 6.375%, 9/30/26	20,000	20,850
Staples, Inc., 144A, 7.50%, 4/15/26	50,000	52,136
Yum! Brands, Inc., 144A, 4.75%, 1/15/30	50,000	53,628

(Cost $566,847)		636,464

Toys/Games/Hobbies — 0.2%
Mattel, Inc. 144A, 3.375%, 4/1/26	25,000	26,031
144A, 5.875%, 12/15/27	5,000	5,482

(Cost $31,318)		31,513

Consumer, Non-cyclical — 16.3%
Agriculture — 0.1%
Darling Ingredients, Inc., 144A, 5.25%, 4/15/27
(Cost $9,173)	9,000	9,416

Beverages — 0.1%
Triton Water Holdings, Inc., 144A, 6.25%, 4/1/29
(Cost $10,205)	10,000	10,052

	Principal Amount	Value
Biotechnology — 0.1%
Emergent BioSolutions, Inc., 144A, 3.875%, 8/15/28
(Cost $23,550)	$25,000	$24,630

Commercial Services — 5.0%
Adtalem Global Education, Inc., 144A, 5.50%, 3/1/28	10,000	10,012
Ahern Rentals, Inc., 144A, 7.375%, 5/15/23 (a)	10,000	9,150
Allied Universal Holdco LLC / Allied Universal Finance Corp. 144A, 6.625%, 7/15/26	50,000	53,187
144A, 9.75%, 7/15/27	38,000	42,037
AMN Healthcare, Inc., 144A, 4.625%, 10/1/27	20,000	20,800
APX Group, Inc., 7.625%, 9/1/23	28,000	28,910
ASGN, Inc., 144A, 4.625%, 5/15/28	50,000	52,125
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144A, 5.375%, 3/1/29	25,000	26,062
Brink’s Co., 144A, 4.625%, 10/15/27	10,000	10,313
CoreCivic, Inc., 8.25%, 4/15/26	10,000	9,781
Garda World Security Corp., 144A, 4.625%, 2/15/27	10,000	10,075
Gartner, Inc., 144A, 4.50%, 7/1/28	20,000	21,075
Herc Holdings, Inc., 144A, 5.50%, 7/15/27	19,000	20,045
IHS Markit Ltd., 4.75%, 8/1/28	50,000	58,273
MPH Acquisition Holdings LLC, 144A, 5.75%, 11/1/28 (a)	15,000	14,984
NESCO Holdings II, Inc., 144A, 5.50%, 4/15/29	20,000	20,675
Nielsen Finance LLC / Nielsen Finance Co., 144A, 5.625%, 10/1/28	25,000	26,500
Prime Security Services Borrower LLC / Prime Finance, Inc. 144A, 5.25%, 4/15/24	100,000	106,770
144A, 6.25%, 1/15/28	25,000	25,906
RR Donnelley & Sons Co., 144A, 8.50%, 4/15/29	25,000	31,844
Sabre GLBL, Inc., 144A, 7.375%, 9/1/25	50,000	54,188
Service Corp. International, 5.125%, 6/1/29	50,000	54,188
Square, Inc., 144A, 3.50%, 6/1/31	10,000	10,027
United Rentals North America, Inc. 5.875%, 9/15/26	15,000	15,600
4.875%, 1/15/28	100,000	105,750
5.25%, 1/15/30	15,000	16,405

(Cost $826,233)		854,682

See Notes to Financial Statements.	38

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Cosmetics/Personal Care — 0.3%
Coty, Inc., 144A, 6.50%, 4/15/26 (a)	$25,000	$24,937
Edgewell Personal Care Co. 144A, 5.50%, 6/1/28	10,000	10,650
144A, 4.125%, 4/1/29	10,000	10,000

(Cost $43,128)		45,587

Food — 3.0%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 144A, 5.875%, 2/15/28	73,000	77,836
B&G Foods, Inc., 5.25%, 4/1/25	34,000	34,935
Chobani LLC / Chobani Finance Corp., Inc., 144A, 7.50%, 4/15/25	34,000	35,232
Ingles Markets, Inc., 5.75%, 6/15/23	26,000	26,047
Kraft Heinz Foods Co. 3.00%, 6/1/26	15,000	15,813
144A, 7.125%, 8/1/39	55,000	78,031
5.00%, 6/4/42	25,000	29,250
5.20%, 7/15/45	15,000	17,869
4.375%, 6/1/46	25,000	26,875
Lamb Weston Holdings, Inc., 144A, 4.875%, 11/1/26	50,000	51,980
Post Holdings, Inc. 144A, 4.625%, 4/15/30	50,000	50,500
144A, 4.50%, 9/15/31	10,000	9,913
Safeway, Inc., 7.25%, 2/1/31	10,000	11,631
TreeHouse Foods, Inc., 4.00%, 9/1/28	10,000	9,988
United Natural Foods, Inc., 144A, 6.75%, 10/15/28	10,000	10,725
US Foods, Inc., 144A, 4.75%, 2/15/29	25,000	24,969

(Cost $491,235)		511,594

Healthcare-Products — 0.6%
Avantor Funding, Inc., 144A, 4.625%, 7/15/28	25,000	26,088
Hill-Rom Holdings, Inc., 144A, 4.375%, 9/15/27	25,000	25,951
Hologic, Inc., 144A, 3.25%, 2/15/29	20,000	19,475
Teleflex, Inc., 4.625%, 11/15/27	25,000	26,531

(Cost $97,524)		98,045

Healthcare-Services — 5.2%
AHP Health Partners, Inc., 144A, 9.75%, 7/15/26	25,000	27,094
Akumin, Inc., 144A, 7.00%, 11/1/25	5,000	5,175
Catalent Pharma Solutions, Inc., 144A, 5.00%, 7/15/27	35,000	36,487

	Principal Amount	Value
Healthcare-Services (Continued)
Centene Corp. 144A, 5.375%, 8/15/26	$50,000	$52,500
4.625%, 12/15/29	100,000	108,105
3.00%, 10/15/30	35,000	35,044
Charles River Laboratories International, Inc., 144A, 4.00%, 3/15/31	25,000	25,500
CHS/Community Health Systems, Inc. 144A, 6.875%, 4/1/28	15,000	14,584
144A, 6.875%, 4/15/29	15,000	15,412
144A, 4.75%, 2/15/31	25,000	24,563
DaVita, Inc. 144A, 4.625%, 6/1/30	50,000	51,062
144A, 3.75%, 2/15/31	15,000	14,419
Encompass Health Corp., 4.75%, 2/1/30	25,000	26,344
Global Medical Response, Inc., 144A, 6.50%, 10/1/25	10,000	10,319
HCA, Inc. 7.69%, 6/15/25	100,000	122,345
7.50%, 11/6/33	25,000	34,594
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/25	15,000	16,088
Radiology Partners, Inc., 144A, 9.25%, 2/1/28	10,000	10,938
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 144A, 9.75%, 12/1/26	50,000	53,937
Select Medical Corp., 144A, 6.25%, 8/15/26	20,000	21,200
Surgery Center Holdings, Inc., 144A, 6.75%, 7/1/25	20,000	20,600
Tenet Healthcare Corp. 5.125%, 5/1/25	10,000	10,178
144A, 4.875%, 1/1/26	100,000	103,625
144A, 6.25%, 2/1/27	10,000	10,438
144A, 6.125%, 10/1/28	10,000	10,453
US Renal Care, Inc., 144A, 10.625%, 7/15/27	25,000	26,164

(Cost $864,558)		887,168

Household Products/Wares — 0.2%
ACCO Brands Corp., 144A, 4.25%, 3/15/29	10,000	9,875
Central Garden & Pet Co., 4.125%, 10/15/30	10,000	10,225
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 144A, 7.00%, 12/31/27 (a)	15,000	15,281

(Cost $35,876)		35,381

Pharmaceuticals — 1.7%
Bausch Health Americas, Inc., 144A, 9.25%, 4/1/26	10,000	10,850
Bausch Health Cos., Inc. 144A, 6.125%, 4/15/25	35,000	35,875
144A, 7.00%, 1/15/28	72,000	74,070
144A, 5.00%, 1/30/28	10,000	9,362
144A, 5.25%, 2/15/31	15,000	13,762

See Notes to Financial Statements.	39

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Pharmaceuticals (Continued)
Elanco Animal Health, Inc. 5.272%, 8/28/23	$18,000	$19,514
5.90%, 8/28/28	20,000	23,075
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 144A, 9.50%, 7/31/27	20,000	20,425
Endo Luxembourg Finance Co I Sarl / Endo US, Inc., 144A, 6.125%, 4/1/29	15,000	14,794
Herbalife Nutrition Ltd / HLF Financing, Inc., 144A, 7.875%, 9/1/25	10,000	10,888
Lannett Co., Inc., 144A, 7.75%, 4/15/26	10,000	9,913
P&L Development LLC / PLD Finance Corp., 144A, 7.75%, 11/15/25	10,000	10,624
Par Pharmaceutical, Inc., 144A, 7.50%, 4/1/27	15,000	15,356
Prestige Brands, Inc. 144A, 5.125%, 1/15/28	10,000	10,463
144A, 3.75%, 4/1/31	7,000	6,711

(Cost $289,630)		285,682

Diversified — 0.1%
Holding Companies-Diversified — 0.1%
Stena International SA, 144A, 6.125%, 2/1/25
(Cost $14,993)	15,000	15,750

Energy — 13.3%
Coal — 0.1%
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A, 7.50%, 6/15/25
(Cost $11,592)	15,000	15,562

Energy-Alternate Sources — 0.2%
TerraForm Power Operating LLC, 144A, 5.00%, 1/31/28
(Cost $27,687)	25,000	26,305

Oil & Gas — 6.5%
Antero Resources Corp., 144A, 7.625%, 2/1/29	30,000	33,112
Apache Corp. 4.375%, 10/15/28	60,000	61,850
5.10%, 9/1/40	75,000	77,625
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144A, 7.00%, 11/1/26	25,000	25,875
Callon Petroleum Co., 6.125%, 10/1/24	25,000	23,260
CNX Resources Corp., 144A, 7.25%, 3/14/27	10,000	10,804
Continental Resources, Inc. 4.50%, 4/15/23	21,000	21,892
144A, 5.75%, 1/15/31 (a)	30,000	35,287

	Principal Amount	Value
Oil & Gas (Continued)
CrownRock LP / CrownRock Finance, Inc., 144A, 5.625%, 10/15/25 (a)	$25,000	$25,901
Encino Acquisition Partners Holdings LLC, 144A, 8.50%, 5/1/28	20,000	20,054
Endeavor Energy Resources LP / EER Finance, Inc., 144A, 5.75%, 1/30/28	50,000	53,125
EQT Corp., 7.625%, 2/1/25	50,000	58,645
Hilcorp Energy I LP / Hilcorp Finance Co., 144A, 5.75%, 2/1/29	20,000	20,633
Laredo Petroleum, Inc., 9.50%, 1/15/25 (a)	20,000	21,100
Matador Resources Co., 5.875%, 9/15/26 (a)	10,000	10,088
Moss Creek Resources Holdings, Inc., 144A, 7.50%, 1/15/26	20,000	17,950
Murphy Oil Corp., 5.75%, 8/15/25	50,000	51,735
Nabors Industries Ltd., 144A, 7.25%, 1/15/26	50,000	45,000
Ovintiv Exploration, Inc., 5.625%, 7/1/24	25,000	27,825
Ovintiv, Inc., 6.50%, 8/15/34	50,000	65,875
Parkland Corp., 144A, 5.875%, 7/15/27	10,000	10,688
Patterson-UTI Energy, Inc., 3.95%, 2/1/28	10,000	9,967
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28	50,000	37,375
Precision Drilling Corp., 144A, 7.125%, 1/15/26	20,000	20,300
Range Resources Corp., 9.25%, 2/1/26	50,000	55,125
SM Energy Co., 144A, 10.00%, 1/15/25	50,000	56,750
Southwestern Energy Co., 6.45%, 1/23/25	50,000	55,000
Sunoco LP / Sunoco Finance Corp., 6.00%, 4/15/27	30,000	31,500
Transocean Guardian Ltd., 144A, 5.875%, 1/15/24	72,500	68,694
Transocean, Inc. 144A, 11.50%, 1/30/27	15,000	14,981
144A, 8.00%, 2/1/27	10,000	7,669
6.80%, 3/15/38	15,000	7,871
Viper Energy Partners LP, 144A, 5.375%, 11/1/27	25,000	26,000

(Cost $951,727)		1,109,556

See Notes to Financial Statements.	40

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Oil & Gas Services — 0.9%
Archrock Partners LP / Archrock Partners Finance Corp., 144A, 6.25%, 4/1/28	$10,000	$10,400
Oceaneering International, Inc., 4.65%, 11/15/24	25,000	25,187
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26	50,000	52,748
Weatherford International Ltd., 144A, 11.00%, 12/1/24	50,000	50,750
Welltec A/S, 144A, 9.50%, 12/1/22	10,000	9,900

(Cost $122,898)		148,985

Pipelines — 5.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.75%, 1/15/28	50,000	51,875
Buckeye Partners LP, 144A, 4.50%, 3/1/28	50,000	50,250
Cheniere Energy Partners LP, 4.50%, 10/1/29 (a)	50,000	53,062
Cheniere Energy, Inc., 144A, 4.625%, 10/15/28	5,000	5,244
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	50,000	51,562
DCP Midstream Operating LP 5.375%, 7/15/25	50,000	55,020
144A, 6.75%, 9/15/37	25,000	29,344
EnLink Midstream LLC, 5.375%, 6/1/29	25,000	25,312
EnLink Midstream Partners LP, 5.60%, 4/1/44	25,000	22,607
EQM Midstream Partners LP 4.75%, 7/15/23	34,000	35,697
5.50%, 7/15/28	25,000	26,816
6.50%, 7/15/48	10,000	10,667
Genesis Energy LP / Genesis Energy Finance Corp. 8.00%, 1/15/27	10,000	10,275
7.75%, 2/1/28	25,000	25,187
Hess Midstream Operations LP, 144A, 5.625%, 2/15/26	50,000	52,063
Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/28	25,000	25,750
New Fortress Energy, Inc., 144A, 6.75%, 9/15/25	25,000	25,406
NGL Energy Operating LLC / NGL Energy Finance Corp., 144A, 7.50%, 2/1/26	15,000	15,600
NGL Energy Partners LP / NGL Energy Finance Corp., 7.50%, 11/1/23	10,000	9,750
NuStar Logistics LP, 5.625%, 4/28/27	50,000	53,225

	Principal Amount	Value
Pipelines (Continued)
Rockies Express Pipeline LLC, 144A, 4.95%, 7/15/29	$25,000	$25,708
Ruby Pipeline LLC, 144A, 8.00%, 4/1/22 (a)	28,788	25,548
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 144A, 5.50%, 9/15/24	34,000	34,723
144A, 6.00%, 12/31/30	20,000	20,450
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.50%, 7/15/27	100,000	108,875
Western Midstream Operating LP 5.30%, 2/1/30 (a)	50,000	55,375
5.45%, 4/1/44	25,000	25,982
6.50%, 2/1/50	15,000	16,835

(Cost $853,449)		948,208

Financial — 11.7%
Banks — 1.7%
CIT Group, Inc., 5.00%, 8/1/23	50,000	54,562
Deutsche Bank AG, 4.50%, 4/1/25 (b)	75,000	81,427
Freedom Mortgage Corp., 144A, 8.25%, 4/15/25	50,000	52,188
Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/26	10,000	11,372
Popular, Inc., 6.125%, 9/14/23	50,000	53,875
UniCredit SpA, 144A, 5.459%, 6/30/35	25,000	27,212

(Cost $261,085)		280,636

Diversified Financial Services — 3.3%
AerCap Holdings NV, 5.875%, 10/10/79	10,000	10,362
Ally Financial, Inc., 5.75%, 11/20/25	50,000	57,689
Enact Holdings, Inc., 144A, 6.50%, 8/15/25	10,000	10,887
Fairstone Financial, Inc., 144A, 7.875%, 7/15/24	25,000	26,094
Global Aircraft Leasing Co. Ltd., 144A, 6.50%, 9/15/24, 6.50% Cash or 7.25% PIK, PIK,	32,965	33,047
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 144A, 6.25%, 6/3/26	19,000	19,831
LD Holdings Group LLC 144A, 6.50%, 11/1/25	5,000	5,185
144A, 6.125%, 4/1/28	5,000	4,968
LPL Holdings, Inc., 144A, 4.00%, 3/15/29	5,000	4,969
Nationstar Mortgage Holdings, Inc., 144A, 5.50%, 8/15/28	25,000	24,812
Navient Corp. 5.50%, 1/25/23	50,000	52,563
MTN, 5.625%, 8/1/33	25,000	24,063
NFP Corp., 144A, 6.875%, 8/15/28	30,000	31,066

See Notes to Financial Statements.	41

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Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Diversified Financial Services (Continued)
OneMain Finance Corp. 6.875%, 3/15/25	$100,000	$113,250
7.125%, 3/15/26	35,000	40,731
PennyMac Financial Services, Inc., 144A, 4.25%, 2/15/29	25,000	24,313
Quicken Loans LLC, 144A, 5.25%, 1/15/28	25,000	26,219
Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc., 144A, 3.875%, 3/1/31	15,000	14,719
StoneX Group, Inc., 144A, 8.625%, 6/15/25	10,000	10,750
United Wholesale Mortgage LLC, 144A, 5.50%, 4/15/29	15,000	14,794
VistaJet Malta Finance PLC / XO Management Holding, Inc., 144A, 10.50%, 6/1/24	15,000	16,205

(Cost $521,039)		566,517

Insurance — 1.4%
Acrisure LLC / Acrisure Finance, Inc. 144A, 7.00%, 11/15/25	35,000	35,780
144A, 4.25%, 2/15/29	10,000	9,753
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A, 6.75%, 10/15/27	41,000	42,407
AssuredPartners, Inc., 144A, 5.625%, 1/15/29	20,000	19,900
Genworth Holdings, Inc., 4.80%, 2/15/24	50,000	48,563
HUB International Ltd., 144A, 7.00%, 5/1/26	36,000	37,493
Liberty Mutual Group, Inc., 144A, 7.80%, 3/15/37	10,000	13,096
Radian Group, Inc., 6.625%, 3/15/25	25,000	28,344

(Cost $227,728)		235,336

Real Estate — 0.8%
Cushman & Wakefield US Borrower LLC, 144A, 6.75%, 5/15/28	10,000	10,850
Howard Hughes Corp. 144A, 5.375%, 8/1/28	25,000	26,375
144A, 4.375%, 2/1/31	10,000	9,937
Hunt Cos., Inc., 144A, 5.25%, 4/15/29	25,000	24,063
Kennedy-Wilson, Inc. 4.75%, 3/1/29	15,000	15,372
5.00%, 3/1/31	5,000	5,118
Newmark Group, Inc., 6.125%, 11/15/23	10,000	11,071
Realogy Group LLC / Realogy Co.-Issuer Corp. 144A, 9.375%, 4/1/27	25,000	27,906
144A, 5.75%, 1/15/29	10,000	10,450

(Cost $137,990)		141,142

	Principal Amount	Value
Real Estate Investment Trusts — 4.3%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A, 5.75%, 5/15/26	$25,000	$26,387
EPR Properties, 4.50%, 6/1/27	50,000	51,383
HAT Holdings I LLC / HAT Holdings II LLC, 144A, 5.25%, 7/15/24	50,000	51,688
Iron Mountain, Inc. 144A, 4.875%, 9/15/27	75,000	77,906
144A, 4.50%, 2/15/31	25,000	24,937
iStar, Inc., 4.75%, 10/1/24	25,000	26,201
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 144A, 4.25%, 2/1/27	25,000	24,562
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 144A, 4.625%, 6/15/25	25,000	26,594
5.75%, 2/1/27	100,000	111,094
MPT Operating Partnership LP / MPT Finance Corp. 5.00%, 10/15/27	50,000	52,937
3.50%, 3/15/31	25,000	25,171
RHP Hotel Properties LP / RHP Finance Corp., 144A, 4.50%, 2/15/29	20,000	19,950
SBA Communications Corp., 144A, 3.125%, 2/1/29	30,000	28,875
Service Properties Trust 7.50%, 9/15/25	25,000	27,938
4.95%, 10/1/29	25,000	23,625
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 144A, 7.875%, 2/15/25	50,000	53,688
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 144A, 6.50%, 2/15/29	15,000	14,888
VICI Properties LP / VICI Note Co., Inc., 144A, 4.25%, 12/1/26	50,000	51,594

(Cost $678,789)		719,418

Venture Capital — 0.2%
Compass Group Diversified Holdings LLC, 144A, 5.25%, 4/15/29	10,000	10,343
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 5/15/27 (a)	25,000	25,723

(Cost $36,237)		36,066

Industrial — 10.7%
Aerospace/Defense — 2.0%
Howmet Aerospace, Inc. 5.125%, 10/1/24	36,000	39,512
6.875%, 5/1/25	34,000	39,448

See Notes to Financial Statements.	42

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Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Aerospace/Defense (Continued)
Signature Aviation US Holdings, Inc., 144A, 5.375%, 5/1/26	$36,000	$37,080
Spirit AeroSystems, Inc. 144A, 7.50%, 4/15/25	36,000	38,520
4.60%, 6/15/28	25,000	24,094
TransDigm, Inc. 144A, 6.25%, 3/15/26	77,000	81,633
7.50%, 3/15/27	50,000	53,625
Triumph Group, Inc., 144A, 6.25%, 9/15/24	20,000	20,517

(Cost $308,356)		334,429

Building Materials — 0.7%
Builders FirstSource, Inc., 144A, 5.00%, 3/1/30	25,000	26,000
Standard Industries, Inc., 144A, 4.75%, 1/15/28	50,000	52,080
Summit Materials LLC / Summit Materials Finance Corp., 144A, 5.25%, 1/15/29	35,000	37,100

(Cost $111,419)		115,180

Electrical Components & Equipment — 0.8%
EnerSys, 144A, 5.00%, 4/30/23	50,000	52,625
WESCO Distribution, Inc. 144A, 7.125%, 6/15/25	50,000	54,093
144A, 7.25%, 6/15/28	25,000	27,813

(Cost $129,701)		134,531

Electronics — 0.7%
Imola Merger Corp., 144A, 4.75%, 5/15/29	50,000	50,625
Sensata Technologies BV, 144A, 5.625%, 11/1/24	50,000	55,607
Sensata Technologies, Inc., 144A, 3.75%, 2/15/31	20,000	19,600

(Cost $122,995)		125,832

Engineering & Construction — 0.9%
AECOM, 5.125%, 3/15/27	25,000	27,719
Brand Industrial Services, Inc., 144A, 8.50%, 7/15/25	50,000	51,375
frontdoor, Inc., 144A, 6.75%, 8/15/26	30,000	31,800
MasTec, Inc., 144A, 4.50%, 8/15/28	10,000	10,462
PowerTeam Services LLC, 144A, 9.033%, 12/4/25	15,000	16,594
Tutor Perini Corp., 144A, 6.875%, 5/1/25 (a)	10,000	10,402

(Cost $136,582)		148,352

Environmental Control — 0.6%
Clean Harbors, Inc., 144A, 5.125%, 7/15/29	5,000	5,406
Covanta Holding Corp., 6.00%, 1/1/27	50,000	52,585

	Principal Amount	Value
Environmental Control (Continued)
GFL Environmental, Inc. 144A, 3.75%, 8/1/25	$25,000	$25,688
144A, 4.00%, 8/1/28 (a)	10,000	9,650
144A, 3.50%, 9/1/28	10,000	9,725

(Cost $99,031)		103,054

Machinery-Diversified — 0.3%
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 144A, 7.75%, 4/15/26
(Cost $47,457)	50,000	52,114

Miscellaneous Manufacturing — 0.8%
Bombardier, Inc. 144A, 7.50%, 12/1/24	25,000	25,750
144A, 7.875%, 4/15/27	55,000	56,100
FXI Holdings, Inc., 144A, 12.25%, 11/15/26	25,000	28,969
Hillenbrand, Inc., 5.75%, 6/15/25	15,000	16,154

(Cost $106,619)		126,973

Packaging & Containers — 3.4%
ARD Finance SA, 144A, 6.50%, 6/30/27, 6.50% Cash 7.25% PIK, PIK,	80,000	83,642
Ball Corp., 4.875%, 3/15/26	76,000	84,930
Berry Global, Inc., 144A, 5.625%, 7/15/27	39,000	41,535
Cascades, Inc./Cascades USA, Inc., 144A, 5.125%, 1/15/26	42,000	44,782
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	77,000	81,331
Graham Packaging Co., Inc., 144A, 7.125%, 8/15/28	25,000	26,594
Graphic Packaging International LLC, 4.125%, 8/15/24	46,000	49,277
Intelligent Packaging Ltd Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 144A, 6.00%, 9/15/28	10,000	10,375
LABL Escrow Issuer LLC, 144A, 10.50%, 7/15/27 (a)	19,000	20,758
Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/25	25,000	24,688
Owens-Brockway Glass Container, Inc., 144A, 5.875%, 8/15/23	36,000	38,880
Sealed Air Corp., 144A, 5.50%, 9/15/25	37,000	41,024
Trivium Packaging Finance BV, 144A, 5.50%, 8/15/26	30,000	31,350

(Cost $557,923)		579,166

Transportation — 0.4%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 144A, 8.50%, 7/15/23	10,000	9,175

See Notes to Financial Statements.	43

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Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Transportation (Continued)
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/23	$10,000	$10,000
Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 144A, 10.75%, 7/1/25	10,000	11,030
Watco Cos. LLC / Watco Finance Corp., 144A, 6.50%, 6/15/27	10,000	10,600
XPO Logistics, Inc. 144A, 6.75%, 8/15/24	25,000	26,187
144A, 6.25%, 5/1/25	5,000	5,350

(Cost $70,885)		72,342

Trucking & Leasing — 0.1%
Fortress Transportation and Infrastructure Investors LLC, 144A, 5.50%, 5/1/28
(Cost $20,825)	20,000	20,817

Technology — 4.7%
Computers — 1.7%
Banff Merger Sub, Inc., 144A, 9.75%, 9/1/26	50,000	53,000
Booz Allen Hamilton, Inc., 144A, 3.875%, 9/1/28	10,000	10,041
Dell, Inc., 6.50%, 4/15/38	15,000	18,826
Diebold Nixdorf, Inc., 144A, 9.375%, 7/15/25	10,000	11,075
Exela Intermediate LLC / Exela Finance, Inc., 144A, 10.00%, 7/15/23	10,000	3,437
NCR Corp., 144A, 6.125%, 9/1/29	25,000	27,240
Presidio Holdings, Inc., 144A, 8.25%, 2/1/28	25,000	27,359
Seagate HDD Cayman 144A, 4.091%, 6/1/29	50,000	50,625
144A, 3.375%, 7/15/31	5,000	4,750
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 144A, 6.75%, 6/1/25	25,000	25,429
Western Digital Corp., 4.75%, 2/15/26	50,000	55,610

(Cost $273,861)		287,392

Office/Business Equipment — 0.8%
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	50,000	56,063
Pitney Bowes, Inc. 4.625%, 3/15/24	10,000	10,450
144A, 6.875%, 3/15/27	12,000	12,484
Xerox Corp. 4.375%, 3/15/23	25,000	26,058
6.75%, 12/15/39	10,000	11,027
Xerox Holdings Corp., 144A, 5.50%, 8/15/28	25,000	25,812

(Cost $137,788)		141,894

	Principal Amount	Value
Semiconductors — 0.5%
Entegris, Inc., 144A, 4.375%, 4/15/28	$10,000	$10,448
Microchip Technology, Inc., 144A, 4.25%, 9/1/25	25,000	26,250
ON Semiconductor Corp., 144A, 3.875%, 9/1/28	15,000	15,244
Qorvo, Inc. 4.375%, 10/15/29	15,000	16,369
144A, 3.375%, 4/1/31	15,000	15,262

(Cost $83,215)		83,573

Software — 1.7%
Black Knight InfoServ LLC, 144A, 3.625%, 9/1/28	12,000	11,805
Camelot Finance SA, 144A, 4.50%, 11/1/26	15,000	15,616
CDK Global, Inc., 144A, 5.25%, 5/15/29	25,000	27,065
J2 Global, Inc., 144A, 4.625%, 10/15/30	15,000	15,375
MSCI, Inc., 144A, 4.00%, 11/15/29	50,000	51,937
Open Text Corp., 144A, 5.875%, 6/1/26	12,000	12,370
Open Text Holdings, Inc., 144A, 4.125%, 2/15/30	30,000	30,112
Rackspace Technology Global, Inc., 144A, 5.375%, 12/1/28 (a)	10,000	10,075
SS&C Technologies, Inc., 144A, 5.50%, 9/30/27	50,000	52,994
Twilio, Inc., 3.875%, 3/15/31	10,000	10,163
Veritas US, Inc. / Veritas Bermuda Ltd., 144A, 7.50%, 9/1/25	50,000	52,063

(Cost $290,838)		289,575

Utilities — 1.3%
Electric — 1.3%
Calpine Corp. 144A, 5.25%, 6/1/26	45,000	46,237
144A, 5.00%, 2/1/31	25,000	24,344
144A, 3.75%, 3/1/31	20,000	18,900
Clearway Energy Operating LLC, 144A, 4.75%, 3/15/28	50,000	52,062
Edison International, Series A, 5.375%, Perpetual (c)	20,000	20,287
NextEra Energy Operating Partners LP, 144A, 4.50%, 9/15/27	50,000	53,688
Pike Corp., 144A, 5.50%, 9/1/28	10,000	10,253

(Cost $225,502)		225,771

TOTAL CORPORATE BONDS
(Cost $15,756,851)		16,782,838

See Notes to Financial Statements.	44

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Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

	Number of Shares	Value
SECURITIES LENDING COLLATERAL — 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e)
(Cost $123,494)	123,494	$123,494

CASH EQUIVALENTS — 0.6%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d) (Cost $104,701)	104,701	104,701

TOTAL INVESTMENTS — 100.3% (Cost $15,985,046)		$17,011,033
Other assets and liabilities, net — (0.3%)		(54,441)

NET ASSETS — 100.0%		$16,956,592

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
CORPORATE BONDS — 0.5%
Financial — 0.5%
Deutsche Bank AG, 4.50%, 4/1/25 (b)
—	80,134		—	—	1,293	1,088	—	75,000	81,427

SECURITIES LENDING COLLATERAL — 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (d)(e)
102,098	21,396	(f)	—	—	—	78	—	123,494	123,494

CASH EQUIVALENTS — 0.6%
DWS Government Money Market Series “Institutional Shares”, 0.03% (d)
121,095	4,370,302		(4,386,696)	—	—	90	—	104,701	104,701

223,193	4,471,832		(4,386,696)	—	1,293	1,256	—	303,195	309,622

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $490,702, which is 2.9% of net assets.

(b)	Affiliated issuer. This security is owned in proportion with its representation in the index.
(c)	Perpetual, callable security with no stated maturity date.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $387,040.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

MTN:	Medium Term Note
PIK:	Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REIT:	Real Estate Investment Trust
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.	45

DBX ETF Trust

Schedule of Investments

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF (Continued)

May 31, 2021

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (g)	$—	$16,782,838	$—	$16,782,838
Short-Term Investments (g)	228,195	—	—	228,195

TOTAL	$228,195	$16,782,838	$—	$17,011,033

(g)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	46

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF

May 31, 2021

	Principal Amount	Value
MUNICIPAL BONDS — 97.1%
Alabama — 0.4%
Alabama Federal Aid Highway Finance Authority, Government FD/ Grant Revenue, Series A, 5.00%, 6/1/37	$200,000	$249,942
Lower Alabama Gas District, Natural Gas Revenue, Series A, 5.00%, 9/1/31	160,000	209,793
Water Works Board of the City of Birmingham, Water Revenue, Sub-Series B, 5.00%, 1/1/43	55,000	67,120

(Cost $486,568)		526,855

Arizona — 1.8%
City of Mesa AZ Utility System Revenue, Multiple Utility Revenue, Series A, 5.00%, 7/1/43	500,000	632,633
Salt River Project Agricultural Improvement & Power District, Electric, Power & Light Revenue, Series A, 5.00%, 1/1/33	35,000	43,881
Series A, 5.00%, 1/1/38	450,000	543,892
Series A, 5.00%, 1/1/39	500,000	619,371
Series A , 5.00%, 1/1/47	500,000	640,721

(Cost $2,335,478)		2,480,498

California — 20.2%
Alameda Corridor Transportation Authority,Transit Revenue, Series B, 5.00%, 10/1/35	165,000	195,518
Bay Area Toll Authority, Highway Revenue Tolls, 3.25%, 4/1/36	260,000	282,029
Series S-7, 4.00%, 4/1/37	65,000	75,793
4.00%, 4/1/38	25,000	29,100
Series 7, 4.00%, 4/1/42	135,000	156,092
Sub-Series S-H, 5.00%, 4/1/44	490,000	611,175
4.00%, 4/1/47	255,000	292,973
4.00%, 4/1/49	25,000	28,679
Sub-Series S-8, 3.00%, 4/1/54	300,000	316,898
Series F-1, 5.00%, 4/1/56	100,000	125,173
Sub-Series S-8, 5.00%, 4/1/56	900,000	1,103,557
City of Los Angeles Department of Airports, Private Airport & Marina Revenue, Series A, 5.00%, 5/15/34	40,000	52,252
Series A, 5.00%, 5/15/36	35,000	45,526
5.00%, 5/15/37	30,000	38,911
Series A, 5.00%, 5/15/38	235,000	304,103
5.00%, 5/15/39	40,000	51,639
5.00%, 5/15/40	55,000	70,883
Series D, AMT, 5.00%, 5/15/43	125,000	154,536
Series A, AMT, 4.00%, 5/15/44	1,225,000	1,413,309
Series C, AMT, 5.00%, 5/15/44	200,000	247,369
Series F, AMT, 3.00%, 5/15/49	330,000	347,490
Series F, AMT, 4.00%, 5/15/49	500,000	573,271
Series D, AMT, 5.00%, 5/15/49	100,000	123,814
Series C, AMT, 4.00%, 5/15/50	1,000,000	1,161,095

	Principal Amount	Value
California (Continued)
City of Sacramento CA Transient Occupancy Tax Revenue, Hotel Occupancy Tax, Series A, 5.00%, 6/1/48	$25,000	$29,784
City of San Francisco CA Public Utilities Commission Water Revenue, Water Revenue, Series D, 5.00%, 11/1/32	150,000	189,119
Series D, 3.00%, 11/1/50	340,000	364,834
Series C, 4.00%, 11/1/50	1,000,000	1,195,534
East Bay Municipal Utility District Water System Revenue, Water Revenue, Series A, 5.00%, 6/1/45	100,000	124,010
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Series A, 5.00%, 6/1/31	25,000	33,631
Series A, 5.00%, 6/1/34	70,000	93,302
Series A, 5.00%, 6/1/37	345,000	456,403
Series A, 5.00%, 7/1/42	225,000	278,651
Series A, 5.00%, 7/1/44	175,000	219,720
Los Angeles County Sanitation Districts Financing Authority, Sewer Revenue, Series A, 4.00%, 10/1/42	100,000	110,164
Los Angeles Department of Water & Power Power System Revenue, Electric, Power & Light Revenue, Series D, 5.00%, 7/1/32	50,000	65,427
Series D, 5.00%, 7/1/34	30,000	38,194
Series B, 5.00%, 7/1/39	100,000	131,795
Series B, 5.00%, 7/1/40	60,000	78,931
Series A, 5.00%, 7/1/42	500,000	610,592
Series C, 5.00%, 7/1/42	30,000	37,214
Series D, 5.00%, 7/1/43	125,000	156,845
Series A, 5.00%, 7/1/46	750,000	885,788
Series C, 5.00%, 7/1/47	175,000	216,665
Los Angeles Department of Water & Power Water System Revenue, Water Revenue, Series A, 5.00%, 7/1/41	200,000	245,034
Series A, 5.00%, 7/1/41	300,000	355,797
Series A, 5.00%, 7/1/41	100,000	131,205
Series B, 5.00%, 7/1/43	235,000	295,595
Series A, 5.00%, 7/1/44	50,000	61,189
Series A, 5.00%, 7/1/50	210,000	272,069
Metropolitan Water District of Southern California, Water Revenue, Series C, 5.00%, 7/1/39	25,000	33,049
Series C, 5.00%, 7/1/40	100,000	131,752
Series A, 5.00%, 10/1/45	210,000	272,006
Norman Y Mineta San Jose International Airport SJC, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 3/1/41	990,000	1,190,545
Sacramento Municipal Utility District, Electric, Power & Light Revenue, Series H, 4.00%, 8/15/45	400,000	479,800

See Notes to Financial Statements.	47

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
California (Continued)
San Diego County Regional Airport Authority, Private Airport & Marina Revenue, Series A, 5.00%, 7/1/49	$200,000	$248,269
San Diego County Regional Transportation Commission, Sales Tax Revenue, Series A, 5.00%, 4/1/41	280,000	335,063
San Francisco City & County Airport Commission-San Francisco International Airport, Private Airport & Marina Revenue, Series 2020A, AMT, 5.00%, 5/1/37	1,100,000	1,407,500
Series A, AMT, 5.00%, 5/1/37	1,000,000	1,252,678
Series A, AMT, 5.00%, 5/1/39	50,000	62,357
AMT, 5.00%, 5/1/43	320,000	393,838
Series A, AMT, 5.00%, 5/1/44	150,000	185,177
Series E, AMT, 5.00%, 5/1/45	1,225,000	1,509,022
Series C, 5.00%, 5/1/46	600,000	716,261
Series A, AMT, 5.00%, 5/1/47	200,000	243,164
Series D, AMT, 5.25%, 5/1/48	870,000	1,078,363
Series A, AMT, 4.00%, 5/1/49	1,300,000	1,484,597
Series A, AMT, 5.00%, 5/1/49	200,000	245,400
Series F, 5.00%, 5/1/50	900,000	1,118,816
Series E, AMT, 5.00%, 5/1/50	370,000	453,509
San Francisco City & County Public Utilities Commission Wastewater Revenue, Sewer Revenue, Series A, 4.00%, 10/1/43	85,000	98,812
Southern California Public Power Authority, Natural Gas Revenue, Series A, 5.00%, 11/1/33	210,000	285,575
State of California Department of Water Resources, Water Revenue, Series BB, 5.00%, 12/1/32	70,000	95,676
Series BB, 5.00%, 12/1/33	45,000	61,351
Series BB, 5.00%, 12/1/34	25,000	34,000
Series BB, 5.00%, 12/1/35	25,000	33,920

(Cost $26,644,882)		27,929,177

Colorado — 2.8%
City & County of Denver Co. Airport System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 12/1/32	285,000	357,745
Series A, AMT, 5.00%, 12/1/34	330,000	412,293
Sub-Series A, AMT, 5.00%, 12/1/36	265,000	371,671
Series A, AMT, 5.00%, 12/1/38	320,000	396,293
Series A, AMT, 4.00%, 12/1/43	650,000	739,901
Series A, AMT, 5.00%, 12/1/43	325,000	398,556
Series A, AMT, 5.00%, 12/1/48	700,000	853,175
Sub-Series B, 5.00%, 12/1/48	40,000	49,862
Colorado Bridge Enterprise, Miscellaneous Revenue, AMT, 4.00%, 6/30/51	250,000	271,090

(Cost $3,547,345)		3,850,586

	Principal Amount	Value
Connecticut — 0.5%
State of Connecticut Special Tax Revenue, Fuel Sales Tax Revenue, 5.00%, 5/1/37	$300,000	$390,225
5.00%, 5/1/38	250,000	324,156

(Cost $699,941)		714,381

District of Columbia — 3.8%
District of Columbia Water & Sewer Authority, Water Revenue, Series A, 5.00%, 10/1/39	245,000	289,734
Series B, 5.00%, 10/1/49	250,000	307,992
District of Columbia, Income Tax Revenue, Series A, 5.00%, 3/1/44	500,000	640,566
Series C, 5.00%, 5/1/45	85,000	109,502
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Highway Revenue Tolls, Series B, 4.00%, 10/1/44	1,000,000	1,151,960
Series B, 3.00%, 10/1/50	700,000	738,131
Series B, 4.00%, 10/1/53	1,350,000	1,538,496
Metropolitan Washington Airports Authority, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/35	35,000	39,547
Washington Metropolitan Area Transit Authority, Transit Revenue, Series B, 5.00%, 7/1/42	365,000	441,708

(Cost $5,054,705)		5,257,636

Florida — 7.2%
Central Florida Expressway Authority, Highway Revenue Tolls, 5.00%, 7/1/38	105,000	128,832
City of Cape Coral FL Water & Sewer Revenue, Water Revenue, 5.00%, 10/1/39	150,000	185,205
City of Gainesville FL Utilities System Revenue, Multiple Utility Revenue, Series A, 5.00%, 10/1/47	100,000	125,860
County of Broward FL Airport System Revenue, Private Airport & Marina Revenue, Series A, AMT, 4.00%, 10/1/44	100,000	115,030
Series A, AMT, 4.00%, 10/1/49	150,000	171,504
County of Broward FL Port Facilities Revenue, Private Airport & Marina Revenue, Series B, AMT, 4.00%, 9/1/44	500,000	577,445
County of Miami-Dade FL Aviation Revenue, Private Airport & Marina Revenue, Series B, AMT, 5.00%, 10/1/40	430,000	523,088
Series A, AMT, 4.00%, 10/1/44	100,000	114,535
Series A, AMT, 5.00%, 10/1/44	100,000	123,956
Series A, AMT, 5.00%, 10/1/49	380,000	468,256

See Notes to Financial Statements.	48

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Florida (Continued)
County of Miami-Dade FL Transit System, Sales Tax Revenue, 4.00%, 7/1/38	$90,000	$101,167
Series A, 4.00%, 7/1/49	500,000	590,851
County of Miami-Dade FL Water & Sewer System Revenue, Water Revenue, Series A, 4.00%, 10/1/44	165,000	188,860
Series B, 4.00%, 10/1/44	150,000	178,234
4.00%, 10/1/48	400,000	464,448
Series B, 3.00%, 10/1/49	230,000	248,413
Series B, 4.00%, 10/1/49	1,000,000	1,180,162
Greater Orlando Aviation Authority, Private Airport & Marina Revenue, Sub-Series A, AMT, 5.00%, 10/1/42	250,000	303,308
Series A, AMT, 5.00%, 10/1/44	165,000	205,103
Sub-Series A, AMT, 5.00%, 10/1/47	100,000	121,177
Series A, AMT, 4.00%, 10/1/49	500,000	571,679
Sub-Series A, AMT, 5.00%, 10/1/52	500,000	605,996
Series A, AMT, 3.25%, 10/1/54	250,000	266,356
Hillsborough County Aviation Authority, Private Airport & Marina Revenue, Series F, 5.00%, 10/1/48	50,000	62,511
JEA Electric System Revenue, Electric, Power & Light Revenue, Series 3A, 3.00%, 10/1/40	500,000	537,646
JEA Water & Sewer System Revenue, Water Revenue, Series A, 4.00%, 10/1/40	250,000	298,933
Putnam County Development Authority, Electric, Power & Light Revenue, Series A, 5.00%, 3/15/42	250,000	302,610
Tampa-Hillsborough County Expressway Authority, Highway Revenue Tolls, Series B, 4.00%, 7/1/42	1,000,000	1,140,336

(Cost $9,341,641)		9,901,501

Georgia — 0.7%
City of Atlanta GA Department of Aviation, Private Airport & Marina Revenue, Series B, AMT, 4.00%, 7/1/49	200,000	229,869
City of Atlanta GA Water & Wastewater, Water Revenue, Series B, 5.00%, 11/1/47	250,000	311,382
Development Authority of Burke County, Electric, Power & Light Revenue, Series D, 4.125%, 11/1/45	290,000	325,436
Main Street Natural Gas, Inc., Natural Gas Revenue, Series A, 5.00%, 5/15/43	30,000	36,200
Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series C, 3.25%, 7/1/39	90,000	98,408

(Cost $927,520)		1,001,295

	Principal Amount	Value
Guam — 0.1%
Guam Government Waterworks Authority, Water Revenue, 5.00%, 1/1/46 (Cost $130,348)	$125,000	$141,226

Hawaii — 0.4%
State of Hawaii Airports System Revenue, Private Airport & Marina Revenue, Series A, AMT, 5.00%, 7/1/43
(Cost $447,073)	400,000	494,265

Illinois — 5.6%
Chicago O’Hare International Airport, Private Airport & Marina Revenue, Series A, 5.00%, 1/1/35	50,000	64,663
Series A, 4.00%, 1/1/36	250,000	297,766
Series B, 5.00%, 1/1/37	25,000	30,497
Series B, 5.00%, 1/1/38	145,000	176,745
Series B, 5.00%, 1/1/39	50,000	60,938
Series D, AMT, 5.00%, 1/1/42	825,000	984,042
Series A, AMT, 4.00%, 1/1/43	40,000	45,941
Series B, 4.00%, 1/1/44	75,000	86,548
Series D, 5.00%, 1/1/47	555,000	674,087
Series B, 5.00%, 1/1/48	825,000	1,014,853
Series D, 5.00%, 1/1/52	210,000	254,314
Series D, AMT, 5.00%, 1/1/52	375,000	447,404
Series A, AMT, 4.375%, 1/1/53	25,000	28,755
Series B, 5.00%, 1/1/53	500,000	612,427
Illinois State Toll Highway Authority, Highway Revenue Tolls, Series A, 5.00%, 1/1/40	350,000	454,172
Series B, 5.00%, 1/1/41	50,000	59,652
Series A, 5.00%, 1/1/42	550,000	670,694
Series A, 4.00%, 1/1/44	340,000	395,282
Series A, 5.00%, 1/1/44	300,000	373,259
Series A, 5.00%, 1/1/45	750,000	959,746

(Cost $7,254,785)		7,691,785

Indiana — 0.3%
Indiana Finance Authority, Sewer Revenue, Series A, 5.00%, 10/1/41	100,000	120,609
Indiana Municipal Power Agency, Electric, Power & Light Revenue, 5.00%, 1/1/42	200,000	241,219

(Cost $334,614)		361,828

Kentucky — 0.2%
Kentucky Economic Development Finance Authority, Lease Revenue, Series A, 4.00%, 12/1/41	255,000	291,880
Kentucky Municipal Power Agency, Electric, Power & Light Revenue, Series A, 4.00%, 9/1/39	45,000	48,335
Louisville & Jefferson County Metropolitan Sewer District, Sewer Revenue, Series A, 3.00%, 5/15/46	10,000	10,633

(Cost $330,300)		350,848

See Notes to Financial Statements.	49

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Louisiana — 0.7%
East Baton Rouge Sewerage Commission, Sewer Revenue, Series A, 4.00%, 2/1/45	$145,000	$170,801
Louisiana Local Government Environmental Facilities & Community Development Authority, Industrial Revenue, 3.50%, 11/1/32	450,000	500,756
New Orleans Aviation Board, Private Airport & Marina Revenue, Series B, AMT, 5.00%, 1/1/48	250,000	298,214

(Cost $893,934)		969,771

Maryland — 1.2%
Maryland State Transportation Authority, Highway Revenue Tolls, 4.00%, 7/1/50	1,250,000	1,482,267
State of Maryland Department of Transportation, Fuel Sales Tax Revenue, 3.50%, 10/1/33	190,000	213,684

(Cost $1,682,648)		1,695,951

Massachusetts — 0.9%
Commonwealth of Massachusetts, Hotel Occupancy Tax, 5.50%, 1/1/34	100,000	138,487
Massachusetts Port Authority, Private Airport & Marina Revenue, Series C, AMT, 5.00%, 7/1/44	400,000	495,128
Series E, AMT, 5.00%, 7/1/51	505,000	643,907

(Cost $1,240,422)		1,277,522

Michigan — 1.1%
Great Lakes Water Authority Sewage Disposal System Revenue, Water Revenue, Series C, 5.00%, 7/1/36	430,000	517,014
Great Lakes Water Authority Water Supply System Revenue, Water Revenue, Series A, 5.00%, 7/1/46	125,000	148,041
Lansing Board of Water & Light, Electric, Power & Light Revenue, Series A, 5.00%, 7/1/44	575,000	727,535
Series A, 5.00%, 7/1/48	90,000	113,091

(Cost $1,441,875)		1,505,681

Missouri — 0.4%
Metropolitan St Louis Sewer District, Sewer Revenue, Series A, 5.00%, 5/1/47	245,000	296,631
Missouri Joint Municipal Electric Utility Commission, Electric, Power & Light Revenue, Series A, 5.00%, 12/1/40	235,000	280,600

(Cost $551,336)		577,231

	Principal Amount	Value
Nevada — 1.0%
County of Clark Department of Aviation, Private Airport & Marina Revenue, Sub-Series A-2, 5.00%, 7/1/40	$50,000	$62,056
Las Vegas Convention & Visitors Authority, Hotel Occupancy Tax, Series B, 5.00%, 7/1/43	840,000	1,005,492
Series B, 4.00%, 7/1/49	250,000	278,140

(Cost $1,253,282)		1,345,688

New Jersey — 1.8%
New Jersey Transportation Trust Fund Authority, Appropriations, Series A, 4.00%, 6/15/36	100,000	118,901
New Jersey Turnpike Authority, Highway Revenue Tolls, Series A, 5.00%, 1/1/31	10,000	12,114
Series B, 5.00%, 1/1/31	20,000	24,743
Series B, 5.00%, 1/1/32	30,000	37,013
Series A, 5.00%, 1/1/33	45,000	54,460
Series A, 5.00%, 1/1/34	25,000	30,238
Series B, 5.00%, 1/1/34	130,000	159,628
Series G, 3.25%, 1/1/38	595,000	639,453
Series E, 5.00%, 1/1/45	500,000	570,802
Series A, 5.00%, 1/1/48	685,000	841,544

(Cost $2,310,509)		2,488,896

New York — 22.8%
Long Island Power Authority, Electric, Power & Light Revenue, 5.00%, 9/1/42	185,000	227,078
Metropolitan Transportation Authority, Fuel Sales Tax Revenue, Series A, 5.25%, 11/15/32	350,000	430,626
Metropolitan Transportation Authority, Transit Revenue, Series D, 5.00%, 11/15/32	25,000	31,097
Series C-1, 5.00%, 11/15/33	30,000	37,103
Series D, 5.00%, 11/15/33	50,000	61,825
Series C-1, 5.00%, 11/15/34	50,000	61,346
Series C-1, 3.25%, 11/15/36	430,000	463,012
Series C-1, 4.00%, 11/15/37	155,000	175,908
Series B, 5.00%, 11/15/37	900,000	1,073,691
Series C-1, 4.00%, 11/15/38	50,000	56,589
Series D, 4.00%, 11/15/42	325,000	365,563
Series A, Sub-Series A-2, 5.00%, 11/15/44	100,000	122,791
Series E, 4.00%, 11/15/45	1,000,000	1,150,788
Series C-1, 4.75%, 11/15/45	1,000,000	1,213,608
Sub-Series A, 5.00%, 11/15/45	75,000	90,784
Series D, 4.00%, 11/15/46	500,000	558,148
Series D-2, 4.00%, 11/15/48	510,000	585,144
Series A-1-GROUP 1, 5.00%, 11/15/48	600,000	738,539
Series D-3, 4.00%, 11/15/49	140,000	160,495
Series D-3, 4.00%, 11/15/50	250,000	286,314
Series C-1, 5.00%, 11/15/50	1,110,000	1,364,241
Series A-1, 4.00%, 11/15/52	75,000	85,242
Series A-1-GROUP 2, 4.00%, 11/15/54	845,000	976,854
Series C-1, 5.25%, 11/15/55	250,000	311,842

See Notes to Financial Statements.	50

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
New York (Continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, Income Tax Revenue, Sub-Series E-1, 5.00%, 2/1/34	$300,000	$357,265
Sub-Series E-1, 5.00%, 2/1/35	180,000	214,359
Series A, Sub-Series E-1, 5.00%, 2/1/36	200,000	245,176
Sub-Series E-1, 5.00%, 2/1/38	300,000	355,601
Sub-Series A-1, 5.00%, 5/1/40	500,000	595,769
Sub-Series A-1, 4.00%, 5/1/42	15,000	16,665
New York City Water & Sewer System, Water Revenue, Series CC-1, 4.00%, 6/15/37	95,000	109,880
Sub-Series CC-1, 5.00%, 6/15/38	500,000	613,578
Series AA, 4.00%, 6/15/40	2,090,000	2,493,742
Sub-Series EE-2, 5.00%, 6/15/40	35,000	44,659
4.00%, 6/15/42	400,000	475,909
Series AA-2, 4.00%, 6/15/42	500,000	599,720
Sub-Series CC-1, 5.00%, 6/15/46	300,000	361,253
Series DD, 5.00%, 6/15/47	1,000,000	1,223,512
Series CC, 5.00%, 6/15/48	965,000	1,187,924
Series DD-1, 5.00%, 6/15/48	300,000	374,851
Series BB-1, 4.00%, 6/15/49	200,000	235,376
Series CC-1, 4.00%, 6/15/49	200,000	235,376
Series DD-1, 5.00%, 6/15/49	400,000	494,077
Series AA-1, 3.00%, 6/15/50	245,000	263,861
Series BB1, 3.00%, 6/15/50	500,000	538,493
Series GG-1, 4.00%, 6/15/50	605,000	711,419
Sub-Series DD-1, 4.00%, 6/15/50	850,000	999,514
New York Convention Center Development Corp., Hotel Occupancy Tax, Series A, 5.00%, 11/15/46	25,000	29,362
New York Liberty Development Corp., Industrial Revenue, 2.625%, 9/15/69	505,000	521,713
New York Power Authority, Electric, Power & Light Revenue, Series A, 3.25%, 11/15/60	2,000,000	2,163,717
Series A, 4.00%, 11/15/60	525,000	609,930
New York State Environmental Facilities Corp., Water Revenue, 5.00%, 6/15/42	50,000	61,644
Sub-Series E, 5.00%, 6/15/42	100,000	123,287
5.00%, 6/15/47	50,000	61,525
New York Transportation Development Corp., Industrial Revenue, AMT, 5.00%, 1/1/30	485,000	595,951
AMT, 5.00%, 1/1/31	175,000	214,008
AMT, 5.00%, 1/1/32	40,000	48,773
AMT, 5.00%, 1/1/34	500,000	606,626
AMT, 4.00%, 1/1/36	270,000	307,993
Port Authority of New York & New Jersey, Private Airport & Marina Revenue, 5.00%, 11/1/31	700,000	918,981
Triborough Bridge & Tunnel Authority, Highway Revenue Tolls, Series A, 4.00%, 11/15/54	450,000	527,985

	Principal Amount	Value
New York (Continued)
Triborough Bridge & Tunnel Authority, Miscellaneous Taxes, Series A-1, 5.00%, 5/15/51	$1,000,000	$1,292,974

(Cost $29,447,115)		31,461,076

Ohio — 1.1%
Northeast Ohio Regional Sewer District, Sewer Revenue, 3.00%, 11/15/40	100,000	111,303
Ohio Turnpike & Infrastructure Commission, Highway Revenue Tolls, Series A, 5.00%, 2/15/46	275,000	359,547
Ohio Water Development Authority Water Pollution Control Loan Fund, Water Revenue, Series A, 5.00%, 12/1/29	10,000	12,524
Series A, 5.00%, 6/1/30	10,000	12,481
Series A, 5.00%, 12/1/50	750,000	970,886

(Cost $1,431,558)		1,466,741

Oklahoma — 0.5%
Oklahoma Turnpike Authority, Highway Revenue Tolls,
Series C, 4.00%, 1/1/42	350,000	399,757
Series A, 5.00%, 1/1/43	280,000	336,296

(Cost $684,063)		736,053

Oregon — 0.9%
Port of Portland OR Airport Revenue, Private Airport & Marina Revenue, Series 24B, AMT, 5.00%, 7/1/47	1,000,000	1,192,614
State of Oregon Department of Transportation, Fuel Sales Tax Revenue, Series A, 5.00%, 11/15/40	30,000	39,478
Sub-Series A, 5.00%, 11/15/42	25,000	32,187

(Cost $1,147,866)		1,264,279

Pennsylvania — 6.0%
City of Philadelphia PA Airport Revenue,Private Airport & Marina Revenue, Series B, AMT, 5.00%, 7/1/42	50,000	60,281
Series B, AMT, 5.00%, 7/1/47	300,000	361,775
City of Philadelphia PA Water & Wastewater, Water Revenue,
Series A, 5.00%, 11/1/45	500,000	646,653
Series A, 5.00%, 10/1/48	35,000	43,537
Series A, 5.00%, 11/1/50	500,000	644,019
Delaware River Joint Toll Bridge Commission, Highway Revenue Tolls, 5.00%, 7/1/42	365,000	443,370
Pennsylvania Turnpike Commission, Fran. Tax & Bus. LIC Fees,
Series A, 5.25%, 12/1/44	300,000	386,992
Series A, 5.00%, 12/1/48	480,000	598,725

See Notes to Financial Statements.	51

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Pennsylvania (Continued)
Pennsylvania Turnpike Commission, Highway Revenue Tolls, Series B-2, 5.00%, 6/1/34	$500,000	$611,791
Sub-Series B-1, 5.00%, 6/1/42	100,000	120,308
Series A-1, 5.00%, 12/1/42	25,000	30,736
Series A-2, 5.00%, 12/1/43	250,000	311,749
Series A, 5.00%, 12/1/44	250,000	317,852
Sub-Series A, 5.00%, 12/1/44	500,000	626,670
Series A-1, 5.00%, 12/1/46	900,000	1,074,474
Series A-1, 5.00%, 12/1/47	500,000	608,138
Sub-Series A, 4.00%, 12/1/49	100,000	116,864
Series B, 5.00%, 12/1/50	960,000	1,226,105

(Cost $7,846,110)		8,230,039

Puerto Rico — 1.1%
Puerto Rico Highway & Transportation Authority, Fuel Sales Tax Revenue, Series CC, 5.25%, 7/1/36	500,000	545,305
Series N, 5.25%, 7/1/36	295,000	321,685
Puerto Rico Highway & Transportation Authority, Highway Revenue Tolls,
Series L, 5.25%, 7/1/35	570,000	621,291
Series L, 5.25%, 7/1/41	25,000	27,133

(Cost $1,544,133)		1,515,414

South Carolina — 0.8%
South Carolina Ports Authority, Private Airport & Marina Revenue, Series A, 3.00%, 7/1/49	100,000	106,121
South Carolina Public Service Authority, Electric, Power & Light Revenue,
Series A, 4.00%, 12/1/42	465,000	548,361
South Carolina Public Service Authority, Nuclear Revenue,
Series A, 5.00%, 12/1/55	365,000	420,348

(Cost $1,017,550)		1,074,830

Tennessee — 1.8%
Metropolitan Nashville Airport Authority, Private Airport & Marina Revenue,
Series B, AMT, 4.00%, 7/1/54	550,000	629,770
Series A, 5.00%, 7/1/54	525,000	658,808
Series B, AMT, 5.00%, 7/1/54	1,000,000	1,236,099

(Cost $2,483,324)		2,524,677

Texas — 6.5%
Central Texas Regional Mobility Authority, Highway Revenue Tolls,
Series E, 5.00%, 1/1/45	100,000	125,267
City of Austin TX Electric Utility Revenue, Electric, Power & Light Revenue,
Series B, 5.00%, 11/15/49	625,000	794,880
City of Dallas TX Waterworks & Sewer System Revenue, Water Revenue,
Series C, 4.00%, 10/1/49	500,000	595,795

	Principal Amount	Value
Texas (Continued)
City of Houston TX Combined Utility System, Water Revenue,
Series A, 5.00%, 11/15/34	$55,000	$67,111
Series B, 5.00%, 11/15/36	500,000	607,123
Series B, 5.00%, 11/15/42	30,000	37,091
Series D, 5.00%, 11/15/43	30,000	37,853
Series C, 3.00%, 11/15/47	360,000	389,441
Series C, 4.00%, 11/15/49	55,000	65,760
Series B, 5.00%, 11/15/49	200,000	255,818
City of San Antonio TX Electric & Gas Systems, Electric, Power & Light Revenue, 5.00%, 2/1/47	150,000	181,246
County of Harris TX, Highway Revenue Tolls,
Series A, 5.00%, 8/15/47	200,000	236,678
Dallas Fort Worth International Airport, Private Airport & Marina Revenue, 4.00%, 11/1/34	35,000	42,922
Harris County Toll Road Authority, Highway Revenue Tolls,
Series A, 4.00%, 8/15/48	555,000	639,929
4.00%, 8/15/50	670,000	800,964
Harris County-Houston Sports Authority, Hotel Occupancy Tax,
Series A, 3.125%, 11/15/56	100,000	106,920
North Texas Tollway Authority, Highway Revenue Tolls,
Series A, 3.00%, 1/1/38	500,000	544,884
Series A, 5.00%, 1/1/43	125,000	151,898
Series A, 5.00%, 1/1/48	1,500,000	1,812,575
Series B, 5.00%, 1/1/48	390,000	467,300
Texas Water Development Board, Water Revenue,
Series A, 5.00%, 10/15/45	600,000	708,298
5.00%, 10/15/46	50,000	60,494
4.00%, 4/15/51	150,000	179,411

(Cost $8,515,804)		8,909,658

Utah — 1.0%
Salt Lake City Corp Airport, Private Airport & Marina Revenue,
Series B, 5.00%, 7/1/42	25,000	30,613
Series A, AMT, 5.00%, 7/1/43	400,000	484,684
Series A, AMT, 5.00%, 7/1/47	500,000	602,634
Series A, AMT, 5.25%, 7/1/48	225,000	276,182

(Cost $1,272,578)		1,394,113

Virginia — 2.3%
Chesapeake Bay Bridge & Tunnel District, Highway Revenue Tolls, 5.00%, 7/1/41	190,000	225,950
Hampton Roads Transportation Accountability Commission, Sales Tax Revenue,
Series A, 4.00%, 7/1/55	700,000	825,463
Series A, 5.00%, 7/1/60	500,000	638,485

See Notes to Financial Statements.	52

DBX ETF Trust

Schedule of Investments

Xtrackers Municipal Infrastructure Revenue Bond ETF (Continued)

May 31, 2021

	Principal Amount	Value
Virginia (Continued)
Virginia Small Business Financing Authority, Highway Revenue Tolls,
AMT, 5.00%, 12/31/52	$550,000	$661,771
AMT, 5.00%, 12/31/56	750,000	900,003

(Cost $3,058,712)		3,251,672

Washington — 0.9%
Energy Northwest, Nuclear Revenue,
Series A, 5.00%, 7/1/38	300,000	386,280
Port of Seattle WA, Private Airport & Marina Revenue,
Series C, AMT, 5.25%, 5/1/42	190,000	226,980
AMT, 5.00%, 4/1/44	500,000	611,301

(Cost $1,132,439)		1,224,561

	Principal Amount	Value
Wisconsin — 0.3%
Wisconsin Department of Transportation, Miscellaneous Revenue,
Series 2, 5.00%, 7/1/30	$45,000	$56,088
Wisconsin Health & Educational Facilities Authority, Electric, Power & Light Revenue, 5.00%, 4/1/44	245,000	302,897

(Cost $326,056)		358,985

TOTAL MUNICIPAL BONDS
(Cost $126,816,514)		133,974,719

TOTAL INVESTMENTS — 97.1% (Cost $126,816,514)		$133,974,719
Other assets and liabilities, net — 2.9%		3,956,626

NET ASSETS — 100.0%		$137,931,345

AMT:	Alternative Minimum Tax

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds (a)	$—	$133,974,719	$—	$133,974,719

TOTAL	$—	$133,974,719	$—	$133,974,719

(a)	See Schedule of Investments for additional detailed categorizations.

See Notes to Financial Statements.	53

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 99.0%
Australia — 7.1%
ASX Ltd.	944	$55,723
Aurizon Holdings Ltd.	8,493	23,798
BHP Group Ltd.	14,330	530,759
BHP Group PLC	10,294	310,657
Computershare Ltd.	2,819	34,280
Evolution Mining Ltd.	8,192	34,305
Fortescue Metals Group Ltd.	8,253	143,288
Magellan Financial Group Ltd.	658	24,386
Medibank Pvt Ltd.	14,378	34,835
Rio Tinto Ltd.	1,796	172,009
Wesfarmers Ltd.	5,501	235,854

(Cost $1,217,634)		1,599,894

Brazil — 2.9%
Atacadao SA	2,350	10,030
B3 SA — Brasil Bolsa Balcao	29,933	100,042
BB Seguridade Participacoes SA	3,881	17,305
CPFL Energia SA	1,200	6,565
Engie Brasil Energia SA	977	7,407
Equatorial Energia SA	4,312	20,319
Hypera SA	1,820	12,623
Petrobras Distribuidora SA	4,008	19,704
Telefonica Brasil SA	2,727	22,967
TIM SA	3,390	7,861
Vale SA	19,311	422,351

(Cost $514,288)		647,174

Canada — 5.8%
Algonquin Power & Utilities Corp.	2,879	44,135
B2Gold Corp.	5,064	25,905
BCE, Inc.	306	15,152
Canadian Tire Corp. Ltd., Class A	285	48,210
Great-West Lifeco, Inc.	1,348	41,742
Hydro One Ltd., 144A	1,558	39,579
iA Financial Corp., Inc.	518	29,680
IGM Financial, Inc.	394	14,509
Keyera Corp. (a)	1,058	26,465
Manulife Financial Corp.	9,424	197,123
Nutrien Ltd.	2,766	170,251
Pembina Pipeline Corp. (a)	2,669	85,918
Power Corp. of Canada	2,727	88,823
Shaw Communications, Inc., Class B	2,243	66,664
Sun Life Financial, Inc. (a)	2,823	151,139
TC Energy Corp.	4,560	229,944
TELUS Corp.	2,088	46,838

(Cost $1,133,565)		1,322,077

Chile — 0.1%
Cia Cervecerias Unidas SA	687	6,188
Colbun SA	29,093	3,991
Enel Americas SA	114,956	15,929
Enel Chile SA	120,110	7,391

(Cost $40,394)		33,499

China — 6.3%
Anhui Conch Cement Co. Ltd., Class A	1,100	8,463

	Number of Shares	Value
China (Continued)
Anhui Conch Cement Co. Ltd., Class H	6,006	$37,531
Beijing Dabeinong Technology Group Co. Ltd., Class A	2,100	2,696
China Communications Services Corp. Ltd., Class H	15,341	6,463
China Construction Bank Corp., Class H	470,545	386,801
China Hongqiao Group Ltd.	10,959	17,678
China Medical System Holdings Ltd.	6,632	17,004
China Pacific Insurance Group Co. Ltd., Class A	1,600	8,637
China Pacific Insurance Group Co. Ltd., Class H (b)	13,217	49,641
China Petroleum & Chemical Corp., Class A	12,600	8,739
China Petroleum & Chemical Corp., Class H	114,812	61,095
China Railway Group Ltd., Class A	6,600	5,582
China Railway Group Ltd., Class H	18,934	10,002
China Shenhua Energy Co. Ltd., Class A	1,500	4,703
China Shenhua Energy Co. Ltd., Class H	16,930	38,348
China Vanke Co. Ltd., Class A	3,600	15,083
China Vanke Co. Ltd., Class H	7,584	26,237
China Yangtze Power Co. Ltd., Class A	7,100	22,127
CIFI Holdings Group Co. Ltd.	15,271	13,360
Country Garden Holdings Co. Ltd.	37,346	47,300
Daqin Railway Co. Ltd., Class A	5,300	5,697
Dongfeng Motor Group Co. Ltd., Class H	13,731	12,862
Fujian Sunner Development Co. Ltd., Class A	200	780
Gemdale Corp., Class A	1,900	3,202
Guangzhou Automobile Group Co. Ltd., Class H	13,776	11,732
Haitian International Holdings Ltd.	3,111	10,863
Hengan International Group Co. Ltd.	3,437	23,050
Huaxin Cement Co. Ltd., Class A	600	2,053
Huayu Automotive Systems Co. Ltd., Class A	900	3,464
Industrial & Commercial Bank of China Ltd., Class A	20,900	17,087
Industrial & Commercial Bank of China Ltd., Class H	273,186	179,512
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (b)	3,200	2,837
Jiangsu Expressway Co. Ltd., Class H	6,699	8,105
Lenovo Group Ltd.	35,000	41,939
Logan Group Co. Ltd.	7,362	11,838
Longfor Group Holdings Ltd., 144A	8,876	51,920
Momo, Inc., ADR	825	11,575
New China Life Insurance Co. Ltd., Class A	700	5,598
New China Life Insurance Co. Ltd., Class H	3,907	14,624
Ningxia Baofeng Energy Group Co. Ltd., Class A	1,800	4,014
People’s Insurance Co. Group of China Ltd., Class H	36,208	13,389

See Notes to Financial Statements.	54

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
China (Continued)
PICC Property & Casualty Co. Ltd., Class H	32,822	$31,336
Postal Savings Bank of China Co. Ltd., Class A	8,400	7,382
Postal Savings Bank of China Co. Ltd., Class H, 144A	38,376	27,640
Powerlong Real Estate Holdings Ltd.	7,085	6,919
RiseSun Real Estate Development Co. Ltd., Class A	2,000	1,974
Seazen Group Ltd.	10,549	12,124
Seazen Holdings Co. Ltd., Class A	600	4,569
Shaanxi Coal Industry Co. Ltd., Class A	2,600	4,847
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	6,040	5,243
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	4,174	9,433
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	2,000	4,491
Shenergy Co. Ltd., Class A	3,400	3,249
Shenzhen Overseas Chinese Town Co. Ltd., Class A	3,000	3,926
Sichuan Chuantou Energy Co. Ltd., Class A	2,000	3,685
Sinopharm Group Co. Ltd., Class H	6,460	21,974
Uni-President China Holdings Ltd.	5,048	5,457
Want Want China Holdings Ltd.	25,331	18,832
Yunnan Baiyao Group Co. Ltd., Class A	400	7,884
Zhejiang Expressway Co. Ltd., Class H	8,987	7,804
Zhejiang Weixing New Building Materials Co. Ltd., Class A (b)	1,100	4,044

(Cost $1,435,774)		1,416,444

Cyprus — 0.2%
Polymetal International PLC (Cost $26,454)	1,720	40,860

Denmark — 0.2%
Tryg A/S (Cost $39,749)	1,753	41,297

Egypt — 0.0%
Eastern Co. SAE (Cost $5,481)	5,836	4,387

Finland — 1.0%
Elisa OYJ	687	40,536
Fortum OYJ (a)	2,180	62,130
Orion OYJ, Class B	559	24,058
UPM-Kymmene OYJ	2,603	99,169

(Cost $199,559)		225,893

France — 3.8%
Bouygues SA (a)	1,102	44,975
Danone SA	3,178	226,529
Sanofi (a)	5,521	587,070

(Cost $698,990)		858,574

Germany — 5.3%
Allianz SE	2,007	528,684
Evonik Industries AG	985	35,226
GEA Group AG	741	32,498

	Number of Shares	Value
Germany (Continued)
Siemens AG	3,727	$604,417

(Cost $951,546)		1,200,825

Greece — 0.1%
Hellenic Telecommunications Organization SA	1,221	22,109
JUMBO SA	475	9,292

(Cost $29,330)		31,401

Hong Kong — 4.2%
Beijing Enterprises Holdings Ltd.	2,682	9,296
BOC Hong Kong Holdings Ltd.	17,920	64,764
Bosideng International Holdings Ltd.	16,097	8,918
China Everbright Environment Group Ltd.	17,219	10,361
China Merchants Port Holdings Co. Ltd.	6,715	10,919
China Overseas Land & Investment Ltd.	18,274	43,700
China Resources Cement Holdings Ltd.	12,622	13,384
China Resources Land Ltd.	15,604	73,081
China State Construction International Holdings Ltd.	11,636	8,261
CK Asset Holdings Ltd. (a)	11,557	76,537
CK Infrastructure Holdings Ltd.	3,459	21,548
CLP Holdings Ltd.	7,904	80,300
Guangdong Investment Ltd.	15,185	22,304
Hang Lung Properties Ltd.	10,562	26,646
Hang Seng Bank Ltd.	3,704	76,931
Henderson Land Development Co. Ltd.	6,645	31,764
HKT Trust & HKT Ltd. (c)	18,022	24,428
Hopson Development Holdings Ltd.	2,961	14,574
Kingboard Holdings Ltd.	3,238	17,230
Kingboard Laminates Holdings Ltd.	4,659	9,953
Kunlun Energy Co. Ltd.	18,774	14,175
Lee & Man Paper Manufacturing Ltd.	7,212	6,291
Nine Dragons Paper Holdings Ltd.	7,916	11,954
Power Assets Holdings Ltd.	6,592	40,301
Shenzhen Investment Ltd.	8,159	2,901
Shimao Group Holdings Ltd.	6,397	18,133
Sino Land Co. Ltd.	17,382	27,278
Sun Hung Kai Properties Ltd.	6,315	96,987
Wharf Real Estate Investment Co. Ltd.	8,072	47,321
Xinyi Glass Holdings Ltd.	8,839	35,304
Yuexiu Property Co. Ltd.	32,238	8,017

(Cost $954,573)		953,561

India — 1.1%
Bajaj Auto Ltd. (b)	332	19,168
Bharat Petroleum Corp. Ltd.	4,129	26,836
GAIL India Ltd.	7,420	16,343
Hero MotoCorp Ltd.	606	25,096
Hindustan Petroleum Corp. Ltd.	3,255	12,536
Indian Oil Corp. Ltd.	8,625	12,975
Indus Towers Ltd.	3,534	11,791
ITC Ltd.	14,332	42,746
NTPC Ltd.	23,257	35,387
Petronet LNG Ltd.	3,481	11,573
Power Grid Corp. of India Ltd.	10,991	34,151

(Cost $222,711)		248,602

See Notes to Financial Statements.	55

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Indonesia — 1.0%
PT Adaro Energy Tbk	75,548	$6,296
PT Bank Mandiri Persero Tbk	90,308	37,945
PT Bank Rakyat Indonesia Persero Tbk	270,389	80,662
PT Indofood Sukses Makmur Tbk	24,954	11,096
PT Telkom Indonesia Persero Tbk	237,896	57,308
PT Unilever Indonesia Tbk	34,605	14,176
PT United Tractors Tbk	7,666	12,106

(Cost $192,044)		219,589

Italy — 2.7%
Assicurazioni Generali SpA (a)	5,376	110,525
Enel SpA	39,758	391,603
Snam SpA	9,861	57,956
Terna SPA	6,990	53,397

(Cost $580,418)		613,481

Japan — 9.7%
ABC-Mart, Inc.	200	11,426
Asahi Kasei Corp.	6,200	68,294
Bridgestone Corp.	2,800	123,011
Daiwa House Industry Co. Ltd.	2,800	82,059
ITOCHU Corp.	5,900	175,228
Japan Tobacco, Inc.	5,909	116,808
Kajima Corp.	2,300	31,852
KDDI Corp.	7,900	268,425
Kirin Holdings Co. Ltd.	4,000	80,863
Mitsubishi Gas Chemical Co., Inc.	800	18,670
MS&AD Insurance Group Holdings, Inc.	2,178	66,557
Nintendo Co. Ltd.	550	340,372
Nippon Telegraph & Telephone Corp.	6,300	168,824
Nomura Real Estate Holdings, Inc.	600	15,396
Obayashi Corp.	3,200	26,970
Sekisui House Ltd.	3,075	64,033
SoftBank Corp.	14,100	181,285
Sompo Holdings, Inc.	1,600	64,412
T&D Holdings, Inc.	2,700	36,775
Taisei Corp.	1,000	34,919
Tokio Marine Holdings, Inc.	3,100	146,761
Tosoh Corp.	1,300	22,733
Trend Micro, Inc.	600	30,440
USS Co. Ltd.	1,100	19,246

(Cost $2,003,291)		2,195,359

Kuwait — 0.1%
Mobile Telecommunications Co. KSC (Cost $20,873)	10,904	21,569

Malaysia — 0.9%
Kossan Rubber Industries	6,300	6,186
Malayan Banking Bhd	19,200	38,079
MISC Bhd	6,100	10,160
Petronas Gas Bhd	3,900	15,318
Public Bank Bhd	71,200	72,676
RHB Bank Bhd	8,100	10,409
Sime Darby Bhd	15,600	8,661
Top Glove Corp. Bhd	26,200	32,905

(Cost $170,406)		194,394

	Number of Shares	Value
Mexico — 0.9%
Arca Continental SAB de CV	2,047	$11,623
Coca-Cola Femsa SAB de CV	2,455	12,229
Grupo Mexico SAB de CV, Series B	15,163	73,986
Kimberly-Clark de Mexico SAB de CV, Class A	6,774	12,273
Promotora y Operadora de Infraestructura SAB de CV	971	7,789
Wal-Mart de Mexico SAB de CV	25,583	84,042

(Cost $153,550)		201,942

Netherlands — 1.2%
Koninklijke Ahold Delhaize NV	5,115	147,747
Koninklijke Vopak NV	334	15,796
NN Group NV	1,358	68,955
Randstad NV	586	45,668

(Cost $250,780)		278,166

New Zealand — 0.1%
Spark New Zealand Ltd. (Cost $21,732)	8,559	28,226

Norway — 0.5%
Gjensidige Forsikring ASA	955	21,432
Orkla ASA	3,569	37,229
Yara International ASA	830	44,427

(Cost $102,355)		103,088

Philippines — 0.1%
Globe Telecom, Inc.	107	4,052
PLDT, Inc.	360	9,925

(Cost $12,909)		13,977

Poland — 0.0%
Cyfrowy Polsat SA (Cost $11,793)	1,412	11,757

Qatar — 0.5%
Qatar National Bank QPSC (Cost $106,108)	21,843	106,167

Russia — 1.2%
Inter RAO UES PJSC (b)	160,586	11,058
MMC Norilsk Nickel PJSC	308	110,624
Mobile TeleSystems PJSC, ADR	2,222	20,265
Novolipetsk Steel PJSC	7,304	26,023
PhosAgro PJSC, GDR	664	13,585
Polyus PJSC	168	36,283
Tatneft PJSC	6,823	46,328

(Cost $218,415)		264,166

Saudi Arabia — 1.4%
Abdullah Al Othaim Markets Co.	251	8,647
Advanced Petrochemical Co.	494	10,788
Banque Saudi Fransi	3,069	29,706
Jarir Marketing Co.	264	14,783
Saudi National Bank	10,653	150,834
Saudi Telecom Co.	2,947	97,911

(Cost $271,600)		312,669

See Notes to Financial Statements.	56

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Singapore — 1.5%
Oversea-Chinese Banking Corp. Ltd.	16,492	$154,314
Singapore Exchange Ltd.	4,141	32,383
Singapore Technologies Engineering Ltd.	7,500	21,973
United Overseas Bank Ltd.	5,700	112,494
Venture Corp. Ltd.	1,400	20,158

(Cost $294,078)		341,322

South Africa — 0.6%
African Rainbow Minerals Ltd.	609	11,805
Exxaro Resources Ltd.	1,369	15,351
Gold Fields Ltd.	4,279	54,136
Kumba Iron Ore Ltd.	300	13,994
Sanlam Ltd.	9,304	40,349
SPAR Group Ltd.	871	12,132

(Cost $152,100)		147,767

South Korea — 0.9%
Cheil Worldwide, Inc.	416	9,698
DB Insurance Co. Ltd.	238	10,861
Korea Zinc Co. Ltd.	46	18,693
KT&G Corp.	554	42,034
LG Uplus Corp.	962	13,074
S-1 Corp.	72	5,249
Samsung Fire & Marine Insurance Co. Ltd.	142	27,031
Samsung Life Insurance Co. Ltd.	331	24,966
SK Telecom Co. Ltd.	191	54,495

(Cost $190,465)		206,101

Spain — 2.3%
Enagas SA	1,182	27,783
Endesa SA	1,550	42,261
Iberdrola SA	28,246	379,712
Naturgy Energy Group SA	1,405	36,813
Red Electrica Corp. SA	2,061	41,377

(Cost $365,938)		527,946

Sweden — 0.6%
Electrolux AB, Series B	1,079	30,592
ICA Gruppen AB	492	23,810
Lundin Energy AB	1,033	35,516
Securitas AB, Class B	1,495	23,933
Tele2 AB, Class B	2,368	31,870

(Cost $137,407)		145,721

Switzerland — 13.4%
Adecco Group AG	766	52,756
Baloise Holding AG	220	36,277
Holcim Ltd.	2,523	149,975
Novartis AG	10,823	949,743
Roche Holding AG	3,303	1,148,438
SGS SA	30	93,501
Swiss Life Holding AG	155	80,383
Swiss Re AG	1,461	140,357
Swisscom AG	127	71,454
Zurich Insurance Group AG	733	306,126

(Cost $2,950,019)		3,029,010

Taiwan — 4.8%
Asia Cement Corp.	9,904	18,620
Compal Electronics, Inc.	20,630	17,525

	Number of Shares	Value
Taiwan (Continued)
CTBC Financial Holding Co. Ltd.	89,395	$74,644
E.Sun Financial Holding Co. Ltd.	54,411	50,360
First Financial Holding Co. Ltd.	49,857	39,734
Formosa Chemicals & Fibre Corp.	16,739	51,906
Formosa Plastics Corp.	18,502	69,370
Fubon Financial Holding Co. Ltd.	32,544	85,236
Globalwafers Co. Ltd.	1,077	32,733
Hon Hai Precision Industry Co. Ltd.	60,931	250,522
Lite-On Technology Corp.	11,187	26,828
Micro-Star International Co. Ltd.	3,338	20,012
Nien Made Enterprise Co. Ltd.	745	10,998
Novatek Microelectronics Corp.	2,876	55,634
Phison Electronics Corp.	715	12,640
Powertech Technology, Inc.	3,392	13,148
President Chain Store Corp.	2,849	27,298
Shanghai Commercial & Savings Bank Ltd.	16,943	27,865
Shin Kong Financial Holding Co. Ltd.	48,817	17,772
SinoPac Financial Holdings Co. Ltd.	46,722	22,934
Synnex Technology International Corp.	6,600	14,297
Taishin Financial Holding Co. Ltd.	45,969	24,646
Taiwan Cement Corp.	24,896	46,536
Vanguard International Semiconductor Corp.	4,775	20,411
Walsin Technology Corp.	1,762	13,404
Wistron Corp.	14,770	16,453
Wiwynn Corp.	366	12,344
WPG Holdings Ltd.	6,156	11,574
Zhen Ding Technology Holding Ltd.	3,107	10,918

(Cost $802,031)		1,096,362

Thailand — 0.2%
Bangkok Commercial Asset Management PCL	3,200	1,936
Bangkok Commercial Asset Management PCL, NVDR	6,600	3,994
Osotspa PCL, NVDR	6,100	7,226
PTT Exploration & Production PCL, NVDR	6,500	24,660
Ratch Group PCL, NVDR	3,000	4,922
Sri Trang Gloves Thailand PCL, NVDR	5,100	7,143

(Cost $51,521)		49,881

Turkey — 0.1%
BIM Birlesik Magazalar AS	2,188	16,507
Ford Otomotiv Sanayi AS	352	7,221

(Cost $19,406)		23,728

United Arab Emirates — 1.0%
Abu Dhabi National Oil Co. for Distribution PJSC	11,550	12,547
Aldar Properties PJSC	20,104	19,979
Emirates NBD Bank PJSC	12,327	46,315
Emirates Telecommunications Group Co. PJSC	8,576	50,575
First Abu Dhabi Bank PJSC	21,205	97,339

(Cost $177,139)		226,755

United Kingdom — 15.2%
3i Group PLC	4,717	83,346
Admiral Group PLC	945	39,480
Anglo American PLC	6,318	281,556

See Notes to Financial Statements.	57

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
United Kingdom (Continued)
BAE Systems PLC	15,534	$116,282
British American Tobacco PLC	10,616	409,409
Direct Line Insurance Group PLC	6,472	27,351
GlaxoSmithKline PLC	24,428	466,765
Hargreaves Lansdown PLC	1,778	41,879
Imperial Brands PLC	4,599	104,600
M&G PLC	12,629	43,893
National Grid PLC	17,253	230,340
Persimmon PLC	1,543	69,311
Rio Tinto PLC	5,485	472,806
Schroders PLC	632	31,956
Severn Trent PLC	1,138	39,681
St James’s Place PLC	2,663	52,902
Tesco PLC	37,602	119,330
Unilever PLC	12,816	769,982
Wm Morrison Supermarkets PLC	11,638	29,257

(Cost $3,122,186)		3,430,126

TOTAL COMMON STOCKS (Cost $19,848,612)		22,413,757

PREFERRED STOCKS — 0.1%
Brazil — 0.1%
Cia Energetica de Minas Gerais	4,944	12,793
Cia Paranaense de Energia	4,240	5,155

(Cost $18,304)		17,948

TOTAL PREFERRED STOCKS (Cost $18,304)		17,948

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 0.0%
WisdomTree Emerging Markets High Dividend Fund (a)	25	$1,166
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (d)	50	1,257

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,994)		2,423

SECURITIES LENDING COLLATERAL — 4.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (e)(f) (Cost $1,010,219)	1,010,219	1,010,219

TOTAL INVESTMENTS — 103.6% (Cost $20,879,129)		$23,444,347
Other assets and liabilities, net — (3.6%)		(814,990)

NET ASSETS — 100.0%		$22,629,357

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
EXCHANGE-TRADED FUNDS — 0.0%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (d)
—	272,920		(273,169)	1,289	217	1,413	—	50	1,257

SECURITIES LENDING COLLATERAL — 4.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (e)(f)
237,415	772,804	(g)	—	—	—	96	—	1,010,219	1,010,219

CASH EQUIVALENTS — 0.0%
DWS Government Money Market Series “Institutional Shares”, 0.03% (e)
128,203	1,514,422		(1,642,625)	—	—	17	—	—	—

365,618	2,560,146		(1,915,794)	1,289	217	1,526	—	1,010,269	1,011,476

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $989,668, which is 4.4% of net assets.

(b)	Company declared its annual dividend during the 12-month period ended May 31, 2021, the scheduled payment date was subsequent to May 31, 2021.
(c)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Affiliated fund advised by DBX Advisors LLC.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

See Notes to Financial Statements.	58

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (Continued)

May 31, 2021

(f)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $28,987.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

ADR:	American Depositary Receipt
GDR:	Global Depositary Receipt
KSC:	Kuwait Shareholding Company
NVDR:	Non Voting Depositary Receipt
PJSC:	Public Joint Stock Company
QPSC:	Qatari Public Shareholders Company
SAE:	Societe Anonyme Egyptienne
144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
MSCI Emerging Markets Index Futures	USD	1	$67,330	$68,045	6/18/2021	$715
MSCI EAFE Futures	USD	1	116,475	116,850	6/18/2021	375

Total unrealized appreciation						$1,090

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (h)	$22,413,757	$—	$—	$22,413,757
Preferred Stocks	17,948	—	—	17,948
Exchange-Traded Funds	2,423	—	—	2,423
Short-Term Investments (h)	1,010,219	—	—	1,010,219
Derivatives (i)
Futures Contracts	1,090	—	—	1,090

TOTAL	$23,445,437	$—	$—	$23,445,437

(h)	See Schedule of Investments for additional detailed categorizations.
(i)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	59

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF

May 31, 2021

	Number of Shares	Value
COMMON STOCKS — 98.8%
Australia — 9.5%
ASX Ltd.	51,967	$3,067,566
Aurizon Holdings Ltd.	489,607	1,371,910
BHP Group Ltd.	781,886	28,959,749
Computershare Ltd.	143,507	1,745,093
Evolution Mining Ltd.	458,641	1,920,612
Fortescue Metals Group Ltd.	449,169	7,798,453
Magellan Financial Group Ltd.	36,436	1,350,375
Medibank Pvt Ltd.	729,638	1,767,751
Rio Tinto Ltd.	98,321	9,416,526
Wesfarmers Ltd.	300,624	12,889,155

(Cost $59,862,634)		70,287,190

Denmark — 0.3%
Tryg A/S (Cost $2,172,275)	95,032	2,238,731

Finland — 1.6%
Elisa OYJ	37,544	2,215,289
Fortum OYJ (a)	117,885	3,359,721
Orion OYJ, Class B	28,161	1,211,974
UPM-Kymmene OYJ	141,233	5,380,666

(Cost $10,270,175)		12,167,650

France — 6.3%
Bouygues SA (a)	60,624	2,474,192
Danone SA	172,876	12,322,695
Sanofi (a)	300,979	32,004,284

(Cost $40,321,649)		46,801,171

Germany — 8.9%
Allianz SE	109,518	28,849,245
Evonik Industries AG	55,164	1,972,804
GEA Group AG	41,181	1,806,054
Siemens AG	203,207	32,954,568

(Cost $52,281,439)		65,582,671

Hong Kong — 4.5%
BOC Hong Kong Holdings Ltd.	978,925	3,537,918
CK Asset Holdings Ltd. (a)	634,961	4,205,094
CK Infrastructure Holdings Ltd.	173,525	1,080,996
CLP Holdings Ltd.	434,276	4,411,975
Hang Lung Properties Ltd.	530,700	1,338,836
Hang Seng Bank Ltd.	202,247	4,200,613
Henderson Land Development Co. Ltd.	384,120	1,836,142
HKT Trust & HKT Ltd. (b)	992,867	1,345,775
Power Assets Holdings Ltd.	364,997	2,231,470
Sino Land Co. Ltd.	867,038	1,360,664
Sun Hung Kai Properties Ltd.	344,659	5,293,360
Wharf Real Estate Investment Co. Ltd.	438,916	2,573,110

(Cost $30,508,871)		33,415,953

Italy — 4.5%
Assicurazioni Generali SpA (a)	292,511	6,013,696
Enel SpA	2,160,454	21,279,770
Snam SpA	532,108	3,127,349
Terna SPA	372,343	2,844,374

(Cost $31,343,182)		33,265,189

	Number of Shares	Value
Japan — 15.7%
Asahi Kasei Corp.	331,974	$3,656,736
Bridgestone Corp.	151,500	6,655,780
Concordia Financial Group Ltd.	292,200	1,071,093
Daiwa House Industry Co. Ltd.	150,371	4,406,869
Isuzu Motors Ltd.	800	10,553
ITOCHU Corp.	314,400	9,337,589
Japan Tobacco, Inc. (a)	318,500	6,296,049
Kajima Corp.	119,100	1,649,404
KDDI Corp.	428,200	14,549,288
Kirin Holdings Co. Ltd.	217,900	4,405,008
Mitsubishi Gas Chemical Co., Inc.	42,097	982,436
MS&AD Insurance Group Holdings, Inc.	117,600	3,593,736
Nintendo Co. Ltd.	29,600	18,318,205
Nippon Telegraph & Telephone Corp.	341,300	9,145,948
Obayashi Corp.	172,000	1,449,646
Sekisui House Ltd.	163,424	3,403,079
SoftBank Corp.	761,200	9,786,807
Sompo Holdings, Inc.	84,100	3,385,679
T&D Holdings, Inc.	142,124	1,935,781
Taisei Corp.	50,800	1,773,902
Tokio Marine Holdings, Inc.	167,576	7,933,417
Tosoh Corp.	68,720	1,201,713
USS Co. Ltd.	58,900	1,030,528

(Cost $105,448,180)		115,979,246

Netherlands — 1.6%
Koninklijke Ahold Delhaize NV	277,361	8,011,607
NN Group NV	74,207	3,767,986

(Cost $10,587,573)		11,779,593

New Zealand — 0.2%
Spark New Zealand Ltd.
(Cost $1,402,336)	501,233	1,652,987

Norway — 0.8%
Gjensidige Forsikring ASA	53,089	1,191,420
Orkla ASA	201,603	2,102,967
Yara International ASA	46,783	2,504,128

(Cost $5,763,608)		5,798,515

Singapore — 2.5%
Oversea-Chinese Banking Corp. Ltd.	890,602	8,333,276
Singapore Exchange Ltd.	212,950	1,665,297
Singapore Technologies Engineering Ltd.	408,700	1,197,372
United Overseas Bank Ltd.	312,800	6,173,357
Venture Corp. Ltd.	72,800	1,048,227

(Cost $15,709,238)		18,417,529

Spain — 3.6%
Enagas SA	65,458	1,538,621
Endesa SA	84,304	2,298,558
Iberdrola SA	1,534,364	20,626,526
Red Electrica Corp. SA	114,891	2,306,543

(Cost $22,731,872)		26,770,248

See Notes to Financial Statements.	60

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2021

	Number of Shares	Value
Sweden — 1.1%
Electrolux AB, Series B	60,542	$1,716,483
ICA Gruppen AB	26,996	1,306,468
Lundin Energy AB	52,865	1,817,589
Securitas AB, Class B	84,050	1,345,558
Tele2 AB, Class B	134,438	1,809,325

(Cost $7,625,454)		7,995,423

Switzerland — 15.2%
Adecco Group AG	41,023	2,825,334
Baloise Holding AG	12,297	2,027,737
Holcim Ltd.	138,958	8,260,071
Novartis AG	412,320	36,182,014
Roche Holding AG	108,459	37,710,712
Swiss Life Holding AG	8,497	4,406,517
Swisscom AG	6,854	3,856,256
Zurich Insurance Group AG	39,936	16,678,670

(Cost $107,615,323)		111,947,311

United Kingdom — 22.5%
3i Group PLC	258,239	4,562,890
Admiral Group PLC	50,914	2,127,080
BAE Systems PLC	853,956	6,392,391
British American Tobacco PLC	578,948	22,327,308
Direct Line Insurance Group PLC	358,752	1,516,129
GlaxoSmithKline PLC	1,336,385	25,535,390
Hargreaves Lansdown PLC	93,949	2,212,900
Imperial Brands PLC	251,105	5,711,134
M&G PLC	686,191	2,384,904
National Grid PLC	940,616	12,557,913
Persimmon PLC	85,648	3,847,258

	Number of Shares	Value
United Kingdom (Continued)
Rio Tinto PLC	297,677	$25,659,695
Schroders PLC	33,003	1,668,723
Severn Trent PLC	63,096	2,200,120
St James’s Place PLC	144,464	2,869,845
Tesco PLC	2,050,771	6,508,121
Unilever PLC	602,416	36,192,983
Wm Morrison Supermarkets PLC	634,899	1,596,088

(Cost $150,985,791)		165,870,872

TOTAL COMMON STOCKS (Cost $654,629,600)		729,970,279

SECURITIES LENDING COLLATERAL — 5.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d) (Cost $38,049,568)	38,049,568	38,049,568

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c) (Cost $508,224)	508,224	508,224

TOTAL INVESTMENTS — 104.0% (Cost $693,187,392)		$768,528,071
Other assets and liabilities, net — (4.0%)		(29,887,488)

NET ASSETS — 100.0%		$738,640,583

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2021 is as follows:

Value ($) at 5/31/2020	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 5/31/2021	Value ($) at 5/31/2021
SECURITIES LENDING COLLATERAL — 5.1%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.01% (c)(d)
5,636,041	32,413,527	(e)	—	—	—	2,809	—	38,049,568	38,049,568

CASH EQUIVALENTS — 0.1%
DWS Government Money Market Series “Institutional Shares”, 0.03% (c)
802,916	40,631,266		(40,925,958)	—	—	660	—	508,224	508,224

6,438,957	73,044,793		(40,925,958)	—	—	3,469	—	38,557,792	38,557,792

(a)

All or a portion of these securities were on loan. In addition, “Other assets and liabilities, net” may include pending sales that are also on loan. The value of securities loaned at May 31, 2021 amounted to $26,182,425, which is 3.5% of net assets.

(b)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $2,067,266.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended May 31, 2021.

See Notes to Financial Statements.	61

DBX ETF Trust

Schedule of Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (Continued)

May 31, 2021

Securities are listed in country of domicile.

At May 31, 2021, open futures contracts purchased were as follows:

Contract Description	Currency	Number of Contracts	Notional Amount	Contract Value	Expiration Date	Unrealized Appreciation
MSCI EAFE Futures	USD	73	$8,211,172	$8,530,050	6/18/2021	$318,878

For information on the Fund’s policy and additional disclosures regarding open futures contracts, please refer to the Derivatives section of Note 2 in the accompanying Notes to Financial Statements.

Currency Abbreviations

USD	U.S. Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 2 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (f)	$729,970,279	$—	$—	$729,970,279
Short-Term Investments (f)	38,557,792	—	—	38,557,792
Derivatives (g)
Futures Contracts	318,878	—	—	318,878

TOTAL	$768,846,949	$—	$—	$768,846,949

(f)	See Schedule of Investments for additional detailed categorizations.
(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

See Notes to Financial Statements.	62

This Page is Intentionally Left Blank

63

DBX ETF Trust

Statements of Assets and Liabilities

May 31, 2021

	Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Assets
Investment in non-affiliated securities at value	$7,575,890	$29,447,333	$16,701,411	$133,974,719
Investment in affiliated securities at value	10,805	—	81,427	—
Investment in DWS Government Money Market Series	108,903	417,754	104,701	—
Investment in DWS Government & Agency Securities Portfolio*	41,760	500,718	123,494	—
Cash	—	—	—	3,059,619
Receivables:
Investment securities sold	140,128	473,789	158,746	—
Interest	61,942	380,932	262,330	1,461,039
Securities lending income	28	80	183	—

Total assets	$7,939,456	$31,220,606	$17,432,292	$138,495,377

Liabilities
Payable upon return of securities loaned	$41,760	$500,718	$123,494	$—
Payables:
Investment securities purchased	221,128	225,397	349,332	546,527
Investment advisory fees	971	9,183	2,874	17,505

Total liabilities	263,859	735,298	475,700	564,032

Net Assets, at value	$7,675,597	$30,485,308	$16,956,592	$137,931,345

Net Assets Consist of
Paid-in capital	$8,590,175	$30,814,995	$17,371,967	$130,719,277
Distributable earnings (loss)	(914,578)	(329,687)	(415,375)	7,212,068

Net Assets, at value	$7,675,597	$30,485,308	$16,956,592	$137,931,345

Number of Common Shares outstanding	350,001	1,400,001	800,001	4,700,001

Net Asset Value	$21.93	$21.78	$21.20	$29.35

Investment in non-affiliated securities at cost	$7,310,203	$28,989,527	$15,676,717	$126,816,514

Investment in affiliated securities at cost	$9,892	$—	$80,134	$—

Value of securities loaned	$121,334	$744,493	$490,702	$—

Investment in DWS Government Money Market Series at cost	$108,903	$417,754	$104,701	$—

Investment in DWS Government & Agency Securities Portfolio at cost*	$41,760	$500,718	$123,494	$—

Non-cash collateral for securities on loan	$84,263	$231,800	$387,040	$—

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	64

DBX ETF Trust

Statements of Assets and Liabilities (Continued)

May 31, 2021

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Assets
Investment in non-affiliated securities at value	$22,432,871	$729,970,279
Investment in affiliated securities at value	1,257	—
Investment in DWS Government Money Market Series	—	508,224
Investment in DWS Government & Agency Securities Portfolio*	1,010,219	38,049,568
Foreign currency at value	998,737	23,258,906
Deposit with broker for futures contracts	11,421	520,344
Receivables:
Investment securities sold	479,678	25,510,512
Capital shares	—	562,330
Variation margin on futures contracts	605	24,831
Dividends	93,270	3,426,221
Interest	—	10
Securities lending income	608	26,456
Foreign tax reclaim	45,619	1,291,702

Total assets	$25,074,285	$823,149,383

Liabilities
Due to custodian	$505,295	$—
Payable upon return of securities loaned	1,010,219	38,049,568
Payables:
Investment securities purchased	922,891	30,917,853
Capital shares	—	15,415,168
Investment advisory fees	3,876	126,211
Deferred foreign tax payable	2,647	—

Total liabilities	2,444,928	84,508,800

Net Assets, at value	$22,629,357	$738,640,583

Net Assets Consist of
Paid-in capital	$24,188,650	$719,043,879
Distributable earnings (loss)	(1,559,293)	19,596,704

Net Assets, at value	$22,629,357	$738,640,583

Number of Common Shares outstanding	850,001	29,550,001

Net Asset Value	$26.62	$25.00

Investment in non-affiliated securities at cost	$19,867,870	$654,629,600

Investment in affiliated securities at cost	$1,040	$—

Value of securities loaned	$989,668	$26,182,425

Investment in DWS Government Money Market Series at cost	$—	$508,224

Investment in DWS Government & Agency Securities Portfolio at cost*	$1,010,219	$38,049,568

Non-cash collateral for securities on loan	$28,987	$2,067,266

Foreign currency at cost	$998,395	$23,258,943

*	Represents collateral on securities loaned.

See Notes to Financial Statements.	65

DBX ETF Trust

Statements of Operations

For the Year Ended May 31, 2021

	Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Investment Income
Unaffiliated interest income	$228,804	$1,134,894	$1,082,746	$2,985,155
Affiliated interest income	370	—	1,088	—
Income distributions from affiliated funds	20	93	90	—
Affiliated securities lending income	13	27	78	—
Unaffiliated securities lending income, net of borrower rebates	380	699	3,412	—

Total investment income	229,587	1,135,713	1,087,414	2,985,155

Expenses
Investment advisory fees	13,824	94,289	35,447	174,167
Other expenses	25	25	25	57

Total expenses	13,849	94,314	35,472	174,224

Less fees waived (see note 3):
Waiver	(21)	(99)	(113)	—

Net expenses	13,828	94,215	35,359	174,224

Net investment income (loss)	215,759	1,041,498	1,052,055	2,810,931

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	109,922	382,274	697,630	(60,071)
In-kind redemptions	141,527	102,580	306,637	802,230
Payments by Affiliates (see note 6)	—	—	7,867	—

Net realized gain (loss)	251,449	484,854	1,012,134	742,159

Net change in unrealized appreciation (depreciation) on:
Investments	(230,311)	348,646	478,526	5,541,055
Investments in affiliates	633	—	1,293	—

Net change in unrealized appreciation (depreciation)	(229,678)	348,646	479,819	5,541,055

Net realized and unrealized gain (loss) on investments	21,771	833,500	1,491,953	6,283,214

Net Increase (Decrease) in Net Assets Resulting from Operations	$237,530	$1,874,998	$2,544,008	$9,094,145

See Notes to Financial Statements.	66

DBX ETF Trust

Statements of Operations (Continued)

For the Year Ended May 31, 2021

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Investment Income
Unaffiliated dividend income*	$968,476	$26,945,014
Income distributions from affiliated funds	1,430	660
Affiliated securities lending income	96	2,809
Unaffiliated non-cash dividend income	108,376	3,105,697
Unaffiliated securities lending income, net of borrower rebates	4,734	185,872

Total investment income	1,083,112	30,240,052

Expenses
Investment advisory fees	42,272	1,083,180
Other expenses	57	401

Total expenses	42,329	1,083,581

Less fees waived (see note 3):
Waiver	(68)	(583)

Net expenses	42,261	1,082,998

Net investment income (loss)	1,040,851	29,157,054

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(732,318)	(16,190,702)
Investments in affiliates	1,289	—
In-kind redemptions	798,589	35,036,556
Futures contracts	66,848	1,507,261
Foreign currency transactions	3,821	317,456

Net realized gain (loss)	138,229	20,670,571

Net change in unrealized appreciation (depreciation) on:
Investments**	5,047,713	94,153,711
Investments in affiliates	217	—
Futures contracts	(22,176)	(69,969)
Foreign currency translations	(1,093)	(65,743)

Net change in unrealized appreciation (depreciation)	5,024,661	94,017,999

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	5,162,890	114,688,570

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,203,741	$143,845,624

* Unaffiliated foreign tax withheld	$93,139	$2,163,320
** Net of change in deferred foreign taxes	$2,905	$—

See Notes to Financial Statements.	67

DBX ETF Trust

Statements of Changes in Net Assets

	Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF		Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$215,759	$206,829	$1,041,498	$393,152
Net realized gain (loss)	251,449	(379,633)	484,854	(276,150)
Net change in net unrealized appreciation (depreciation)	(229,678)	442,059	348,646	142,587

Net increase (decrease) in net assets resulting from operations	237,530	269,255	1,874,998	259,589

Distributions to Shareholders	(218,315)	(213,862)	(1,002,086)	(384,666)

Fund Shares Transactions
Proceeds from shares sold	—	5,325,572	20,615,556	19,649,326
Value of shares redeemed	(2,252,359)	(2,383,293)	(5,440,721)	(12,017,544)

Net increase (decrease) in net assets resulting from fund share transactions	(2,252,359)	2,942,279	15,174,835	7,631,782

Total net increase (decrease) in Net Assets	(2,233,144)	2,997,672	16,047,747	7,506,705

Net Assets
Beginning of year	9,908,741	6,911,069	14,437,561	6,930,856

End of year	$7,675,597	$9,908,741	$30,485,308	$14,437,561

Changes in Shares Outstanding
Shares outstanding, beginning of year	450,001	300,001	700,001	300,001
Shares sold	—	250,000	950,000	900,000
Shares redeemed	(100,000)	(100,000)	(250,000)	(500,000)

Shares outstanding, end of year	350,001	450,001	1,400,001	700,001

See Notes to Financial Statements.	68

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF		Xtrackers Municipal Infrastructure Revenue Bond ETF
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,052,055	$572,901	$2,810,931	$2,110,866
Net realized gain (loss)	1,012,134	(1,416,344)	742,159	499,255
Net change in net unrealized appreciation (depreciation)	479,819	660,323	5,541,055	(806,061)

Net increase (decrease) in net assets resulting from operations	2,544,008	(183,120)	9,094,145	1,804,060

Distributions to Shareholders	(1,059,815)	(514,773)	(2,889,288)	(1,935,086)

Fund Shares Transactions
Proceeds from shares sold	2,107,141	12,754,870	46,362,718	33,722,192
Value of shares redeemed	(5,206,838)	—	(11,773,539)	(4,325,592)

Net increase (decrease) in net assets resulting from fund share transactions	(3,099,697)	12,754,870	34,589,179	29,396,600

Total net increase (decrease) in Net Assets	(1,615,504)	12,056,977	40,794,036	29,265,574

Net Assets
Beginning of year	18,572,096	6,515,119	97,137,309	67,871,735

End of year	$16,956,592	$18,572,096	$137,931,345	$97,137,309

Changes in Shares Outstanding
Shares outstanding, beginning of year	950,001	300,001	3,500,001	2,450,001
Shares sold	100,000	650,000	1,600,000	1,200,000
Shares redeemed	(250,000)	—	(400,000)	(150,000)

Shares outstanding, end of year	800,001	950,001	4,700,001	3,500,001

See Notes to Financial Statements.	69

DBX ETF Trust

Statements of Changes in Net Assets (Continued)

	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF		Xtrackers MSCI EAFE High Dividend Yield Equity ETF
	Year Ended May 31,		Year Ended May 31,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,040,851	$1,044,097	$29,157,054	$13,739,487
Net realized gain (loss)	138,229	(2,088,893)	20,670,571	(44,165,173)
Net change in net unrealized appreciation (depreciation)	5,024,661	(581,521)	94,017,999	2,053,231

Net increase (decrease) in net assets resulting from operations	6,203,741	(1,626,317)	143,845,624	(28,372,455)

Distributions to Shareholders	(1,043,240)	(1,173,193)	(24,511,986)	(13,640,273)

Fund Shares Transactions
Proceeds from shares sold	2,655,173	9,841,629	394,847,467	266,608,659
Value of shares redeemed	(5,014,288)	(10,905,892)	(184,212,039)	(60,156,321)

Net increase (decrease) in net assets resulting from fund share transactions	(2,359,115)	(1,064,263)	210,635,428	206,452,338

Total net increase (decrease) in Net Assets	2,801,386	(3,863,773)	329,969,066	164,439,610

Net Assets
Beginning of year	19,827,971	23,691,744	408,671,517	244,231,907

End of year	$22,629,357	$19,827,971	$738,640,583	$408,671,517

Changes in Shares Outstanding
Shares outstanding, beginning of year	950,001	1,000,001	20,550,001	11,100,001
Shares sold	100,000	400,000	16,750,000	12,200,000
Shares redeemed	(200,000)	(450,000)	(7,750,000)	(2,750,000)

Shares outstanding, end of year	850,001	950,001	29,550,001	20,550,001

See Notes to Financial Statements.	70

DBX ETF Trust

Financial Highlights

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF Selected Per Share Data	Years Ended May 31,
	2021		2020		2019	2018	2017
Net Asset Value, beginning of year	$22.02		$23.04		$23.84	$24.09	$23.79

Income (loss) from investment operations:
Net investment income (loss)(a)	0.53		0.73		0.83	0.78	0.73
Net realized and unrealized gain (loss)	(0.10	)(b)	(0.98	)(b)	(0.32)	(0.28)	0.39

Total from investment operations	0.43		(0.25)		0.51	0.50	1.12

Less distributions from:
Net investment income	(0.52)		(0.77)		(0.83)	(0.75)	(0.82)
Net realized gains	—		—		(0.48)	—	—

Total distributions	(0.52)		(0.77)		(1.31)	(0.75)	(0.82)

Net Asset Value, end of year	$21.93		$22.02		$23.04	$23.84	$24.09

Total Return (%)	1.95	(c)	(1.16	)(c)	2.28 (c)	2.05	4.79

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	8		10		7	10	6
Ratio of expenses before fee waiver (%)	0.15		0.24		0.25	0.25	0.25
Ratio of expenses after fee waiver (%)	0.15		0.24		0.25	0.25	0.25
Ratio of net investment income (loss) (%)	2.34		3.18		3.53	3.22	3.04
Portfolio turnover rate (%)(d)	29		57		25	33	26

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF Selected Per Share Data	Years Ended May 31,
	2021		2020		2019	2018	2017
Net Asset Value, beginning of year	$20.63		$23.10		$24.36	$24.91	$23.96

Income (loss) from investment operations:
Net investment income (loss)(a)	0.84		0.89		1.05	0.99	1.07
Net realized and unrealized gain (loss)	1.12		(2.37)		(0.29)	(0.48)	1.18

Total from investment operations	1.96		(1.48)		0.76	0.51	2.25

Less distributions from:
Net investment income	(0.81)		(0.99)		(1.04)	(1.02)	(1.30)
Net realized gains	—		—		(0.98)	(0.04)	—

Total distributions	(0.81)		(0.99)		(2.02)	(1.06)	(1.30)

Net Asset Value, end of year	$21.78		$20.63		$23.10	$24.36	$24.91

Total Return (%)	9.57	(c)	(6.79	)(c)	3.31 (c)	2.03	9.61

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	30		14		7	9	6
Ratio of expenses before fee waiver (%)	0.35		0.44		0.45	0.45	0.47
Ratio of expenses after fee waiver (%)	0.35		0.44		0.45	0.45	0.47
Ratio of net investment income (loss) (%)	3.87		3.85		4.37	3.94	4.35
Portfolio turnover rate (%)(d)	35		26		31	48	35

(a)	Based on average shares outstanding during the period.
(b)	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
(c)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.	71

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019	2018	2017
Net Asset Value, beginning of year	$19.55	$21.72		$22.68	$23.42	$22.23

Income (loss) from investment operations:
Net investment income (loss)(a)	1.23	1.26		1.32	1.27	1.17
Net realized and unrealized gain (loss)	1.67	(2.19)		(0.82)	(0.53)	1.30

Total from investment operations	2.90	(0.93)		0.50	0.74	2.47

Less distributions from:
Net investment income	(1.25)	(1.24)		(1.46)	(1.48)	(1.28)

Total distributions	(1.25)	(1.24)		(1.46)	(1.48)	(1.28)

Net Asset Value, end of year	$21.20	$19.55		$21.72	$22.68	$23.42

Total Return (%)	15.22 (b)	(4.58	)(b)	2.18 (b)	3.24 (b)	11.40

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	17	19		7	3	11
Ratio of expenses before fee waiver (%)	0.20	0.33	(c)	0.35 (c)	0.35 (c)	0.39
Ratio of expenses after fee waiver (%)	0.20	0.19	(c)	0.14 (c)	0.33 (c)	0.39
Ratio of net investment income (loss) (%)	5.94	6.06		5.91	5.47	5.08
Portfolio turnover rate (%)(d)	56	113		19	50	33

Xtrackers Municipal Infrastructure Revenue Bond ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019	2018	2017
Net Asset Value, beginning of year	$27.75	$27.70		$26.52	$26.71	$27.17

Income (loss) from investment operations:
Net investment income (loss)(a)	0.70	0.76		0.75	0.70	0.66
Net realized and unrealized gain (loss)	1.63	0.00	(e)	1.18	(0.20)	(0.46)

Total from investment operations	2.33	0.76		1.93	0.50	0.20

Less distributions from:
Net investment income	(0.73)	(0.71)		(0.75)	(0.69)	(0.66)

Total distributions	(0.73)	(0.71)		(0.75)	(0.69)	(0.66)

Net Asset Value, end of year	$29.35	$27.75		$27.70	$26.52	$26.71

Total Return (%)	8.50	2.77		7.45 (b)	1.87	0.77

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	138	97		68	58	60
Ratio of expenses (%)	0.15	0.15		0.25	0.30	0.30
Ratio of expenses after fee waiver (%)	0.15	0.15		0.22	0.30	0.30
Ratio of net investment income (loss) (%)	2.42	2.72		2.85	2.61	2.50
Portfolio turnover rate (%)(d)	10	12		25	28	0

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)

The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(e)	Less than 0.005.

See Notes to Financial Statements.	72

DBX ETF Trust

Financial Highlights (Continued)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$20.87	$23.69		$25.42		$26.14	$22.96

Income (loss) from investment operations:
Net investment income (loss)(a)	1.16	0.94		1.21		1.35	1.02
Net realized and unrealized gain (loss)	5.75	(2.78)		(1.92)		(1.20)	3.07

Total from investment operations	6.91	(1.84)		(0.71)		0.15	4.09

Less distributions from:
Net investment income	(1.16)	(0.98)		(1.02)		(0.87)	(0.60)
Net realized gains	—	—		—		—	(0.31)

Total distributions	(1.16)	(0.98)		(1.02)		(0.87)	(0.91)

Net Asset Value, end of year	$26.62	$20.87		$23.69		$25.42	$26.14

Total Return (%)	34.16 (b)	(8.19	)(b)	(2.82	)(b)	0.54	18.17

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	23	20		24		27	4
Ratio of expenses before fee waiver (%)	0.20	0.20		0.20		0.32	0.45
Ratio of expenses after fee waiver (%)	0.20	0.20		0.20		0.32	0.45
Ratio of net investment income (loss) (%)	4.92	3.94		4.96		5.29	4.17
Portfolio turnover rate (%)(c)	57	40		30		76	36

Xtrackers MSCI EAFE High Dividend Yield Equity ETF Selected Per Share Data	Years Ended May 31,
	2021	2020		2019		2018	2017
Net Asset Value, beginning of year	$19.89	$22.00		$23.69		$24.99	$23.16

Income (loss) from investment operations:
Net investment income (loss)(a)	1.21	0.85		1.36		1.50	1.06
Net realized and unrealized gain (loss)	4.94	(2.00)		(2.25)		(1.99)	3.03

Total from investment operations	6.15	(1.15)		(0.89)		(0.49)	4.09

Less distributions from:
Net investment income	(1.04)	(0.96)		(0.80)		(0.81)	(0.95)
Net realized gains	—	—		—		—	(1.31)

Total distributions	(1.04)	(0.96)		(0.80)		(0.81)	(2.26)

Net Asset Value, end of year	$25.00	$19.89		$22.00		$23.69	$24.99

Total Return (%)	31.74 (b)	(5.58	)(b)	(3.76	)(b)	(2.02)	18.93 (d)

Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	739	409		244		24	5
Ratio of expenses before fee waiver (%)	0.20	0.20		0.20		0.33	0.45
Ratio of expenses after fee waiver (%)	0.20	0.20		0.20		0.33	0.45
Ratio of net investment income (loss) (%)	5.38	3.86		6.06		6.28	4.48
Portfolio turnover rate (%)(c)	57	57		20		56	41

(a)	Based on average shares outstanding during the period.
(b)	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(d)	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.32%.

See Notes to Financial Statements.	73

DBX ETF Trust

Notes to Financial Statements

1. Organization

DBX ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end registered management investment company organized as a Delaware statutory trust.

As of May 31, 2021, the Trust consists of thirty-five investment series of exchange-traded funds (“ETFs”)(each a “Fund” and collectively, the “Funds”) in operation and trading. These financial statements report on the Funds listed below:

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Xtrackers Municipal Infrastructure Revenue Bond ETF
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Xtrackers MSCI EAFE High Dividend Yield Equity ETF

DBX Advisors LLC (“DBX” or the “Advisor”), an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees (“Board”).

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF and Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF offer shares that are listed and traded on the Cboe Bats BZX Exchange. Inc. (“Cboe”). Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF offer shares that are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, (“NAV”) only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Funds’ distributor. Shares are not individually redeemable securities of the Funds, and owners of the shares may acquire those shares from the Funds, or tender such shares for redemption to the Funds, in Creation Units only.

The investment objective of each Fund is to track the performance, before fees and expenses, of a particular index (the “Underlying Index”). The underlying indices for the Funds are:

Fund	Underlying Index
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	J.P. Morgan ESG EMBI Global Diversified Sovereign Index
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	J.P. Morgan ESG DM Corporate High Yield USD Index
Xtrackers Municipal Infrastructure Revenue Bond ETF	Solactive Municipal Infrastructure Revenue Bond Index
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	MSCI ACWI ex USA High Dividend Yield Index
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	MSCI EAFE High Dividend Yield Index

The Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the Bloomberg Barclays US Corporate Index (an investment grade corporate bond universe), resulting in a broad investment grade fixed income market exposure with ESG aspects. Under normal circumstances, the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index is reconstituted and rebalanced on a monthly basis.

The J.P. Morgan ESG EMBI Global Diversified Sovereign Index is designed to apply environmental, social and governance (“ESG”) considerations to a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan EMBI Global Diversified Sovereign Index, resulting in a broad emerging markets sovereign debt market exposure with ESG aspects. The J.P. Morgan ESG DM Corporate High Yield USD Index is designed to apply environmental, social and governance (“ESG”) considerations to

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a broader parent index. The Underlying Index generally aims to keep the broad characteristics of its parent index, the J.P. Morgan DM High Yield USD Index (a USD denominated high yield corporate bond index of developed market issuers), resulting in a broad high yield fixed income market exposure with ESG aspects. Under normal circumstances, the J.P. Morgan Indices are reconstituted and rebalanced on a monthly basis.

The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. It is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels and many other public use projects. It is designed to only hold bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge). Under normal circumstances, the Solactive Municipal Infrastructure Revenue Bond Index is rebalanced monthly on the last business day of each month.

The MSCI ACWI ex USA High Dividend Yield Index is designed to track the performance of equity securities (excluding real estate investment trusts (“REITs”)) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI EAFE High Dividend Yield Index is designed to reflect the performance of equities (excluding REITs) in developed markets in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. Under normal circumstances, the MSCI High Dividend Yield Indices are rebalanced semi-annually in May and November.

Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between the Index Provider and DBX. There is no charge to the Funds in connection with these licensing agreements.

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF and Xtrackers MSCI All World ex US High Dividend Yield Equity ETF are diversified series of the Trust. Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF are non-diversified and are not limited by the Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means the securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. In addition, each Fund, with the exception of Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF, may change its diversification status over time and then change it back again, without shareholder approval, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index each Fund tracks.

Pursuant to the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund

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qualifies as an investment company under Topic 946 of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation    The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Funds’ Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Corporate and sovereign debt securities are valued at prices supplied by independent pricing services approved by the Funds’ Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. These securities are generally categorized as Level 2.

Equity securities and ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Funds’ valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

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Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments

Cash    Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income    Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

Tax Information and Dividends and Distributions to Shareholders    It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF to pay out dividends from its net investment income monthly and Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF to pay out dividends from net investment income quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Funds reserve the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statements of Operations. For the year ended May 31, 2021, the Funds did not incur any interest or penalties.

As of May 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$16,178	$(1,194,180)	$263,424	$(914,578)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	133,245	(882,335)	419,403	(329,687)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	79,240	(1,506,484)	1,011,869	(415,375)
Xtrackers Municipal Infrastructure Revenue Bond ETF	255,587	(201,296)	7,157,777	7,212,068
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	331,173	(4,269,197)	2,378,731	(1,559,293)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	13,068,109	(55,935,238)	62,463,833	19,596,704

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The tax character of dividends and distributions declared for the years ended May 31, 2021 and May 31, 2020 were as follows:

	Year Ended May 31, 2021
	Ordinary Income*	Tax-Exempt
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$218,315	$—
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	1,002,086	—
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	1,059,815	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	—	2,889,288
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	1,043,240	—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	24,511,986	—

	Year Ended May 31, 2020
	Ordinary Income*	Tax-Exempt
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$213,862	$—
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	384,666	—
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	514,773	—
Xtrackers Municipal Infrastructure Revenue Bond ETF	—	1,935,086
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	1,173,193	—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	13,640,273	—

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

At May 31, 2021, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$458,820	$735,360	$1,194,180
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	59,556	804,847	864,403
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	37,555	1,468,929	1,506,484
Xtrackers Municipal Infrastructure Revenue Bond ETF	182,839	18,457	201,296
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	817,005	3,452,192	4,269,197
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	19,350,281	36,584,957	55,935,238

For the fiscal year ended May 31, 2021, the effect of permanent “book/tax” reclassifications to the components of net assets are included below. These differences are primarily due to the recognition of certain foreign currency gain (losses) as ordinary income (loss), redemptions-in-kind, defaulted security adjustments, amortization/accretion, and accrued foreign capital gains taxes.

	Distributable earnings (loss)	Paid-In Capital
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$(141,360)	$141,360
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	(101,482)	101,482
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	(306,637)	306,637
Xtrackers Municipal Infrastructure Revenue Bond ETF	(802,230)	802,230
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	(711,359)	711,359
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	(29,635,592)	29,635,592

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As of May 31, 2021, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$7,473,934	$263,424	$327,012	$(63,588)
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	29,946,402	419,403	1,128,984	(709,581)
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	15,999,164	1,011,869	1,068,573	(56,704)
Xtrackers Municipal Infrastructure Revenue Bond ETF	126,816,514	7,157,777	7,260,884	(103,107)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	21,063,292	2,381,055	2,927,049	(545,994)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	706,080,778	62,447,293	69,050,218	(6,602,925)

Foreign Taxes    The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories, and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of May 31, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Translations    The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending    The Funds, except the Xtrackers Municipal Infrastructure Revenue Bond ETF, may lend securities to certain financial institutions under the terms of their securities lending agreement. During the term of the loans, the Funds continue to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Funds require the borrowers of the securities to maintain collateral with the Funds consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended May 31, 2021, the Funds invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of May 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Funds receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral, net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may

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terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Funds are not able to recover securities lent, the Funds may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Funds are also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of May 31, 2021, the Funds listed below had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements, as of May 31, 2021

Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 days	>90 days	Total
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF
Corporate Bonds	$41,760	$—	$2,040	$82,223	$126,023

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$126,023

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
Corporate Bonds	$500,718	$—	$11,449	$220,351	$732,518

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$732,518

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
Corporate Bonds	$123,494	$—	$15,135	$371,905	$510,534

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$510,534

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Common Stocks	$1,000,101	1,670	$1	$27,316	$1,029,088
Exchange-Traded Funds	10,118	—	—	—	$10,118

Total Borrowings	$1,010,219	$1,670	$1	$27,316	$1,039,206

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$1,039,206

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Common Stocks	$38,049,568	—	$1,241	$2,066,025	$40,116,834

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions					$40,116,834

Derivatives

Futures Contracts    Each Fund may enter into futures contracts. These futures contracts will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts that are traded on a U.S. or non-U.S. exchange. No Fund will use futures for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. For the year ended May 31, 2021, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF utilized futures in order to simulate investment in the Underlying Index. To the extent required by law, liquid assets committed to futures contracts will be maintained.

At the time each Fund enters into a futures contract, each Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each

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exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements).

Use of long futures contracts subjects each Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects each Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

A summary of the open futures contracts as of May 31, 2021 is included in a table following the Funds’ Schedule of Investments.

The following tables summarize the value of the Funds’ derivative instruments held as of May 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

	Asset Derivatives		Liability Derivatives
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$1,090	Unrealized depreciation on futures contracts*	$—
Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Equity contracts	Unrealized appreciation on futures contracts*	$318,878	Unrealized depreciation on futures contracts*	$—

*

Includes cumulative appreciation or cumulative depreciation on futures contracts as disclosed in the Schedule of Investments. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in the Funds’ earnings during the year ended May 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Net Realized Gain (Loss) from:

Futures Contracts — Equity Contracts
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$66,848
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	1,507,261

Net Change in Unrealized Appreciation (Depreciation) on:

Futures Contracts — Equity Contracts
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$(22,176)
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	(69,969)

For the year ended May 31, 2021 the average monthly volume of derivatives was as follows:

Futures Contracts (Contract Value)
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$143,396
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	4,327,092

Affiliated Cash Management Vehicles    The Funds may invest uninvested cash balances in DWS Government Money Market Series and DWS ESG Liquidity Fund, affiliated money market funds which are managed by DWS Investment Management Americas, Inc. (“DIMA”), also an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Government Money Market Series seeks to maintain a stable NAV, and DWS ESG Liquidity Fund maintains a floating NAV. The Funds indirectly bear their proportionate share of the expenses of each affiliated money market fund in which they invest. The Advisor will waive an amount of the unitary advisory fee payable to

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the Advisor by the Funds equal to such acquired fund’s fees and expenses on the Funds’ assets invested in the affiliated money market funds.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds’ Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate.

For its investment advisory services to the Funds below, the Advisor is entitled to receive a unitary advisory fee based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate equal to:

Unitary Advisory Fee
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	0.15%
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	0.35%
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	0.20%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%

The Advisor for Xtrackers MSCI All World ex US High Dividend Yield Equity ETF has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Fund’s investments in affiliated funds. For the year ended May 31, 2021, the Advisor waived $49 of the expenses of the Fund.

The Advisor for the Funds below has contractually agreed to waive a portion of its unitary advisory fee in an amount equal to the acquired fund’s fees and expenses attributable to the Funds’ investments in affiliated cash management vehicles. For the year ended May 31, 2021, the Advisor waived expenses of the Funds as follows:

Expenses Waived
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$21
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	99
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	113
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	19
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	583

Out of the unitary advisory fee, the Advisor pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. Each Fund is responsible for the payment of interest expense, acquired fund fees and expenses, taxes, brokerage expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent, Lending Agent and Transfer Agent for each Fund.

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds.

The Board of Trustees is currently comprised of three Independent Trustees. The Advisor paid retainer fees and attendance fees to each Independent Trustee; retainer fees to the Chairman of the Board of Trustees and the Chairman of the Audit Committee; and attendance fees to each member of the Audit Committee (which is comprised of all of the Funds’ Independent Trustees).

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Notes to Financial Statements (Continued)

4. Investment Portfolio Transactions

For the year ended May 31, 2021, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$2,687,544	$2,622,752
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	15,993,528	9,169,687
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	9,676,313	10,778,886
Xtrackers Municipal Infrastructure Revenue Bond ETF	34,719,183	11,194,542
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	13,848,428	11,722,539
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	437,629,397	304,657,731

For the year ended May 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	$—	$2,243,566
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	10,940,108	3,198,430
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	2,205,418	4,113,846
Xtrackers Municipal Infrastructure Revenue Bond ETF	21,681,350	11,479,130
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	—	4,545,918
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	262,643,867	182,927,272

5. Fund Share Transactions

As of May 31, 2021, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the respective Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

6. Payments by Affiliates

During the year ended May 31, 2021, the Advisor reimbursed Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF $7,867 for a loss due to a trade executed incorrectly. The amount compensated was 0.04% of the Fund’s average net assets. Excluding this reimbursement total return would have reduced by 0.04%.

7. Concentration of Ownership

From time to time, the Funds may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At May 31, 2021, there was one affiliated shareholder account for each of the funds listed below holding a significant percentage of the shares outstanding:

Approximate Percent of Outstanding Shares Held
Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF	58%
Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF	32%
Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF	47%

8. Investing in Emerging Markets

The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

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Notes to Financial Statements (Continued)

9. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. A fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in NAV of a fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for a fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

10. Line of Credit

The Trust has entered into a senior unsecured credit facility with a syndication of banks which allows the Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and certain other funds managed by the Advisor to borrow up to $105 million. Each Fund may borrow money under this credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain each Funds’ status as a regulated investment company. Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Each Fund may borrow up to the lesser of 33 percent of its net assets as permitted by the Act or 25 percent of adjusted total net assets. The Funds had no outstanding loans at May 31, 2021.

11. Other – COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Funds’ and their investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Funds and their service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting.

12. Fund Name Change

Effective on or about August 24, 2021, Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, a series of DBX ETF Trust, will be renamed to Xtrackers Bloomberg US Investment Grade Corporate ESG ETF. Also effective on or about August 24, 2021, the Fund’s Underlying Index, Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index, will be renamed to Bloomberg MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index. The name changes have no impact on the Fund’s investment objective, policies, or investment strategy.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF and the Board of Trustees of DBX ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI EAFE High Dividend Yield Equity ETF (collectively referred to as the “Funds”), (six of the funds constituting DBX ETF Trust (the “Trust”)), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting DBX ETF Trust) at May 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of the internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

New York, New York

July 26, 2021

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Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DBX Advisors LLC (“Advisors”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). Advisors has designated a committee (the “Committee”) composed of personnel from multiple departments within an affiliate of Advisors that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2021, as required by the Program and the Liquidity Rule, Advisors provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, Advisors stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. Advisors also reported that there were no material changes made to the Program during the Reporting Period.

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DBX ETF Trust

Board Considerations in Approval of Investment Advisory

Contracts (Unaudited)

Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, and Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Board Approval of Investment Advisory Agreement with DBX Advisors LLC

After discussions at the meeting of the Board of Trustees (“Board” or “Trustees”) held on February 17-18, 2021 (the “Meeting”), the Trustees, all of whom are the Independent Trustees (those not affiliated with DBX ETF Trust (the “Trust”) or its service providers), unanimously approved the continuance of the Investment Advisory Agreement with respect to Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF, Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF, Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF, Xtrackers Municipal Infrastructure Revenue Bond ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, and Xtrackers MSCI EAFE High Dividend Yield Equity ETF, (each a “Fund,” and collectively, the “Funds”). The Independent Trustees were advised throughout the review and Meeting by K&L Gates LLP (“Independent Trustee Counsel”).

Before reaching their decision to approve the Investment Advisory Agreement for another annual period, the Independent Trustees evaluated the materials furnished to them in advance of the Meeting from DBX Advisors LLC (“DBX” or the “Advisor”) for purposes of reviewing the agreement’s terms, including statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”) regarding (a) fee and expense information for each Fund (including the fee and expense components and any amounts waived or reimbursed) as compared to a peer group of other exchange-traded funds (“ETFs”) selected pursuant to Broadridge’s proprietary methodology (each, a “Peer Group”) and (b) each Fund’s tracking error as compared to its underlying index over the previous five years (or since inception, if shorter). The Independent Trustees also took into consideration the discussions they had with management during the Meeting and among themselves during their Executive Sessions held on February 17 and February 18, 2021. The Independent Trustees also noted that they had received and should take into consideration a substantial amount of information furnished throughout the year at regular Board meetings, which information included, among other things, an analysis of each Fund’s investment performance, tracking error and related financial information, presentations given by DBX, as well as its periodic reports on brokerage commissions, portfolio execution and other services provided to the Funds.

In reaching its decision to continue in effect the Investment Advisory Agreement for another annual period, the Board considered all factors it believed relevant, including (1) the nature, extent and quality of the services provided to the Funds and their shareholders; (2) the financial resources of DBX and its resulting ability to perform its obligations under the Investment Advisory Agreement; (3) the competitiveness of the advisory fee; (4) the total cost of the services provided by and the profits realized by the Advisor from its relationship with the Funds; (5) the extent to which economies of scale have been realized, and if the Funds’ shareholders have benefitted from those economies; and (6) fall out benefits, if any, enjoyed by the Advisor.

The Board reached a determination, with the assistance of Independent Trustee Counsel and Dechert LLP (“Trust Counsel”) and through the exercise of its business judgment, that approval of the Investment Advisory Agreement and the compensation to be received thereunder is in the best interests of each Fund and its shareholders as well as consistent with the Board’s duties under state and federal law. The Board reached this conclusion based on multiple factors.

The Board considered the following in determining whether to approve the Investment Advisory Agreement:

Nature, Extent and Quality of Services.    The Board reviewed in detail the nature, extent and quality of services provided and the risks incurred by the Advisor under the Investment Advisory Agreement. In doing so, the Board considered the information it had received from and the discussions it had with the Advisor continuously during the prior year, in addition to the information the Advisor had provided in response to the Board’s requests prior to the Meeting. The Board considered that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio

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Board Considerations in Approval of Investment Advisory

Contracts (Unaudited) (Continued)

management compliance services and the preparation and filing of certain reports on behalf of the Trust. The Board also considered, among other things, the professional experience, qualifications and performance of the senior management and key professional personnel of the Advisor, including portfolio management.

The Board considered that the Advisor provides, at its own expense, office facilities and equipment for use by the Funds and supervisory persons responsible for supervising and monitoring the Trust’s service providers. The Board also considered that the Advisor pays or arranges for the compensation of officers of the Trust who are also officers or employees of the Advisor or one of its DWS Group affiliates, except as may otherwise be determined by the Board. In addition, the Board considered that the Advisor arranges for the provision of transfer agency, custody, fund administration and accounting, and other non-distribution services necessary for the Funds’ operations. The Board also considered that in addition to managing the Funds’ portfolios directly, the Advisor provides oversight of day-to-day operations, including monitoring tracking error, providing services in connection with the creation and redemption of creation units and assistance in meeting legal, compliance and regulatory requirements applicable to the Funds.

The Board considered the information regarding each Fund’s tracking error compared to its underlying index that had been provided by the Advisor and by Broadridge. The Board took note of the detailed information provided by the Advisor throughout the year with respect to each Fund’s tracking error and the sources thereof. The Trustees noted that tracking error for each Fund during the year was in an expected range.

Based on its review, the Board concluded that the nature, extent, and quality of services provided by the Advisor under the Investment Advisory Agreement are reasonable and appropriate in relation to the fees paid to the Advisor, taking special consideration of the fact that the advisory fee is a unitary fee and, as a result, a portion of the unitary advisory fee will be used to compensate the Funds’ service providers. The Board considered the staffing of the Advisor, including the training, qualifications and experience of investment personnel in managing the Funds. The Board also considered the expertise of the Advisor in supervising third party service providers to the Funds, such as the administrator and the custodian, noting the Advisor’s extensive work with these service providers (including onsite due diligence sessions) to conduct such supervision. The Board further considered the compliance program of the Advisor, which supports the Funds’ compliance program.

Advisor’s Financial Resources.    In connection with the assessment of the ability of the Advisor to perform its duties under the Investment Advisory Agreement, the Board considered the Advisor’s financial condition and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the financial resources necessary to perform its obligations under the Investment Advisory Agreement.

Reasonableness of Advisory Fee.    The Board compared each Fund’s advisory fee and total expenses to those of the other ETFs in its Peer Group. The Board noted that due to the special characteristics of certain Funds, there were limitations faced by Broadridge in providing comparable funds in the Peer Groups and the information in the Broadridge reports accordingly may or may not provide meaningful direct comparisons to the Funds. The Board also noted that the advisory fees and total expenses (after waivers/reimbursements) for many of the Funds were below or equal to the average and/or median of the ETFs in each Fund’s respective Peer Group compiled by Broadridge, but the following Funds had advisory fees and/or total expenses (after waivers/reimbursements) that were above the average and/or median of their respective Peer Groups:

—	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF

The Board considered, however, the following additional factors in connection with this Fund:

—	Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF’s total expenses were lower than the average of its Peer Group.

The Board accordingly noted that each Fund’s fee is competitive with the fees of applicable peer ETFs.

The Board considered that the fee for each of the Funds is a unitary fee pursuant to which the Advisor pays all of the Funds’ costs (subject to certain specified exceptions). The Board considered that each Fund’s fee had been priced to scale when it was established. The Board also considered that each Fund’s portfolio is managed on a day-to-day basis by the Advisor and that the Advisor also provides oversight of day-to-day operations, including

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Board Considerations in Approval of Investment Advisory

Contracts (Unaudited) (Continued)

monitoring tracking error, providing services in connection with creation and redemption units and assistance in meeting legal and regulatory requirements applicable to the Funds. Based on its review, the Board concluded that the advisory fee for each Fund is reasonable in light of the services provided.

Costs of Services and Profitability.    The Board considered the expenses of the Advisor in developing and rendering services provided to the Funds and the information provided by the Advisor to the Board regarding the Funds’ profitability. The Board considered that the Advisor had provided extensive information about the Advisor’s profitability and the Advisor’s methodology in determining profitability. While the Advisor had provided information about the Advisor’s expenses relating to marketing the Funds, the Board considered the Advisor’s profitability without accounting for such expenses. The Board determined that, although only some of the Funds were profitable as of this time, the Advisor’s profitability with respect to each profitable Fund was not excessive. The Board considered whether the Advisor would benefit in other ways from its relationships with the Funds and concluded that there were no material fall-out benefits likely to accrue to the Advisor related to the operation of the Funds.

Economies of Scale.    The Board considered that certain Funds had attracted a substantial amount of assets, but determined that those Funds were not experiencing economies of scale beyond what was reflected in each Fund’s unitary fee, which the Board noted was very competitive. The Board considered that the other Funds were not experiencing economies of scale at this time and determined to revisit this matter after the Funds had attracted more assets.

Given all the information available to it and considering all material factors, the Board concluded that the Investment Advisory Agreement was fair and reasonable and it was unanimously approved.

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Board Members and Officers (Unaudited)

Identification and Background

The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her success or is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has three Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.

The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open-and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this share holder report, the fund complex consists of the funds in the Trust, as well as the registered funds advised by affiliates of the Advisor.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 875 Third Avenue, New York,, NY 10022. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953) Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	35	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017- 2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	35	—
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010- present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	35	(Chairman of) Ilex Management Ltd; Old Westbury Funds

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Board Members and Officers (Unaudited) (Continued)

Officers(2)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(4) (1975) President and Chief Executive Officer, 2016-present	Programmes (Head since 2021), of DWS Investment Management Americas, Inc. and Manager and Chief Operating Officer of the Advisor (2016 -present). Formerly: Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014 -2020); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018-present) and the Advisor (2016- present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Diane Kenneally(4) (1966) Treasurer, Chief Financial Officer and Controller, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Chief Financial Officer and Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2018-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018).
Frank Gecsedi(4) (1967) Chief Compliance Officer, 2010-present	AFC Compliance US (Senior Team Lead), of DWS Investment Management Americas, Inc.; Compliance Department (2016- present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Chief Compliance Officer of DWS Distributors, Inc. (2019-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(4) (1978) Vice President, 2016-present	Portfolio Engineering, Systematic Investments Solutions (Head), of DWS Investment Management Americas, Inc. (2018-present); Portfolio Manager in the Passive Asset Management Department at DWS (2011- present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
John Millette(5) (1962) Secretary, 2020-present	Legal (Associate General Counsel), DWS US Retail Legal (2003-present), of DWS Investment Management Americas, Inc.; Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President of DWS Trust Company (2016-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary of DBX ETF Trust (2019-2020).

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Board Members and Officers (Unaudited) (Continued)

Name, Year of Birth, Position with the Trust and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years
Caroline Pearson(5) (1962) Assistant Secretary, 2020-present	Legal (Senior Team Lead), DWS US Retail Legal, of DWS Investment Management Americas, Inc.; Chief Legal Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2010-present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020- present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company (2010-2017).
Paul Antosca(5) (1957) Assistant Treasurer, 2019-present	Fund Administration Tax (Head), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007-present).
Jeffrey Berry(5) (1959) Assistant Treasurer, 2019-present	Fund Administration (Senior Specialist), of DWS Investment Management Americas, Inc.
Sheila Cadogan(5) (1966) Assistant Treasurer, 2019-present	Fund Administration Treasurer’s Office (Co-Head since 2018), of DWS Investment Management Americas, Inc.; Assistant Treasurer for DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2017-present); Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present).
Christina A. Morse(6) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013-2014).
Michelle Goveia-Pine(4) (1970) Interim Anti-Money Laundering Compliance Officer, since July 9, 2020	Anti-Financial Crime & Compliance US (Regional Head), of DWS Investment Management Americas, Inc.; Interim AML Officer, DWS Trust Company (since July 28, 2020); and Interim AML Officer of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since July 10, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020).

(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)

As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.
(4)	Address: 875 Third Avenue, New York, New York 10022.
(5)	Address: 100 Summer Street, Boston, MA 02110.
(6)	Address: BNY Mellon Asset Servicing, 240 Greenwich Street, New York, NY 10286.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Board Members. The SAI is available by calling 855-329-3837, or on the Company’s website at www.Xtrackers.com.

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DBX ETF Trust

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Funds’ policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — www.Xtrackers.com (click on “Resources” and “Proxy Voting” at the top of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Funds’ policies and procedures without charge, upon request, call us toll free at 855-329-3837.

Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and are available by calling the Trust at 855-329-3837.

Information about each Fund’s portfolio holdings is available daily at www.Xtrackers.com.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca or Cboe, as applicable, at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.Xtrackers.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended May 31, 2021.

Qualified Dividend Income*
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	75%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	77%

*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Each Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$1,173,037	$71,736
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	32,214,605	$1,438,733

93

DBX ETF Trust

Privacy Policy Notice (Unaudited)

DBX Advisors LLC (“Advisors”) collects non-public information about you from the following sources: (i) information received from you on applications or other forms; and (ii) information about your transactions with the Advisors, Advisors’ affiliates and third-party service providers and vendors. Advisors does not disclose any non-public personal information about you to anyone, other than as set forth below, as permitted by applicable law and regulation. Advisors may disclose non-public personal information about you to the funds in which you invest, to Advisors’ affiliates, and to non-affiliated companies that work with Advisors to service your account(s), or to provide services or process transactions that you have requested. Advisors may disclose non-public personal information in situations that may include, but are not limited to, in response to legal and/or regulatory inquiries and the proposed or actual sale, assignment merger or other transfer of all or a portion of Advisors’ business to another business entity. Advisors may also disclose non-public personal information about you to parties representing you, such as your investment representative, your accountant, your tax advisor, or to other third parties at your direction/consent. Advisors will not sell, rent, license or trade your personal and financial information to or with third parties for their own direct marketing use unless you give us general or specific consent to do so. If you decide to close your account(s) or become an inactive customer, Advisors will adhere to the privacy policies and practices as described in this notice. Advisors restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. Advisors maintains reasonable and customary physical, electronic and procedural safeguards to guard your non-public personal information.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Advisors reserves the right, at their discretion, to change, modify, add, or remove portions of this Privacy Policy Notice, and any of the policies described herein, at any time. Advisors will indicate any such changes to the Privacy Policy Notice at the privacy link which can be found at www.Xtrackers.com. At all times, you are bound by the then-current version of the Privacy Policy and all applicable laws. Advisors highly recommends that you review this Privacy Policy Notice from time to time to ensure that you are familiar with the most recent version. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

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DBX ETF Trust

This report is intended for the shareholders of DBX ETF Trust.

This report must be preceded or accompanied by a prospectus.

Investing involves risk, including possible loss of principal. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Funds investing in a single industry, country or in a limited geographic region generally are more volatile than more diversified funds. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Foreign investing involves greater and different risks than investing in U.S. companies, including currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. ESG criteria in a fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Funds’ use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. ESEB and HDEF are currently non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Performance of the Funds may diverge from that of the Underlying Index due to operating expenses, transaction costs, cash flows, use of sampling strategies or operational inefficiencies. An investment in these Funds should be considered only as a supplement to a complete investment program for those investors willing to accept the risks associated with the Funds. Please read the prospectus for more information.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

Shares of the Funds are bought and sold at market price (not NAV) throughout the day on the NYSE Arca, Inc. or CBOE BZX Exchange, Inc., as applicable. Transactions in Fund shares may result in brokerage commissions and may generate tax consequences. There can be no assurance that an active trading market for shares of a Fund will develop or be maintained.

DBX ETF Trust Funds are distributed by ALPS Distributors, Inc. (“ALPS”). The Funds are managed by DBX Advisors LLC which is not affiliated with ALPS.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

ESHY and ESEB are not sponsored, endorsed, or promoted by JP Morgan Chase & Co. (“JP Morgan”) and JP Morgan bears no liability with respect to any index on which such fund is based. The accuracy, completeness or relevance of the information which has been obtained from external sources cannot be guaranteed, although it has been obtained from sources reasonably believed to be reliable. Subject to any applicable law, JP Morgan shall not assume any liability in this respect. The index described herein is a proprietary J.P. Morgan index. The prospectus contains a detailed description of the limited relationship that JP Morgan has with DBX Advisors, LLC. Index provider website: www.jpmorgan.com/country/US/en/jpmorgan/investbk/solutioins/research/indices/composition.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays is affiliated with, and neither approves, endorses, reviews or recommends the Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index, and neither shall be liable in any way to the DBX Advisors LLC, investors in the Xtrackers Bloomberg Barclays US Investment Grade Corporate ESG ETF or other third parties in respect of the use or accuracy of the Bloomberg Barclays MSCI US Corporate Sustainability SRI Sector/Credit/Maturity Neutral Index or any data included therein.

RVNU (the “Fund”) is not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding advisability of investing in funds generally or in this Fund particularly or the ability of the Underlying Index to track general stock market performance. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. The prospectus contains a more detailed description of the limited relationship Solactive has with DBX Advisors LLC and any related funds.

The Funds or securities referred to herein are not sponsored, endorsed, issued, sold or promoted by MSCI, and MSCI bears no liability with respect to any such Funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with DBX Advisors LLC and any related funds.

Copyright © 2021 DWS Group. All rights reserved. XtrackersTM is a trademark of DWS Investment GmbH. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

DBX ETF Trust

Investment advisor DBX Advisors LLC 875 Third Avenue New York, NY 10022	Administrator, custodian, fund accounting agent, lending agent & transfer agent The Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1000 Denver, CO 80203

Independent registered public accounting firm Ernst & Young LLP 5 Times Square New York, NY 10036	Legal counsel Vedder Price P.C. 1633 Broadway New York, NY 10019

R-35362-8 (7/21) DBX004906 (7/22)

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Stephen R. Byers, George O. Elston, and J. David Officer are the designated financial experts on the Audit Committee of DBX ETF Trust. With respect to DBX ETF Trust, Stephen Byers, George O. Elston, and J. David Officer are not “interested persons” as such terms are defined by Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $466,035 for 2021 and $476,065 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $185,782 for 2021 and $288,970 for 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

In accordance with Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the audit and permissible non-audit services of the Registrant.

(e)(2)	All of the services described in paragraphs (b) through (d) above were approved by the Audit Committee in accordance with paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2021 and $0 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Funds’ Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the Xtrackers ETFs, or persons in financial reporting oversight roles at DWS that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Funds and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Funds.

•

EY advised the Fund’ Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the Xtrackers ETFs “investment company complex” (as defined in Regulation S-X). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Funds ETFs or in the position to influence the audit engagement team for the Funds.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen R. Byers, George O. Elston, and J. David Officer.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(b) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DBX ETF Trust

By (Signature and Title)	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Date August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Date August 6, 2021

By (Signature and Title)	/s/ Diane Kenneally
Diane Kenneally
Treasurer and Chief Financial Officer

Date August 6, 2021